UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-04347

GMO Trust

(Exact name of registrant as specified in charter)

40 Rowes Wharf, Boston, MA	02110
(Address of principal executive offices)	(Zip code)

J.B. Kittredge, Chief Executive Officer, 40 Rowes Wharf, Boston, MA 02110

(Name and address of agent for service)

617-346-7646

Registrant’s telephone number, including area code:

Date of fiscal year end: 02/28/15

Date of reporting period: 11/30/14

Item 1. Schedule of Investments.

The Schedules of Investments for each series of the registrant for the period ended November 30, 2014 are filed herewith.

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Par Value ($) / Shares / Principal Amount		Description	Value ($)
		DEBT OBLIGATIONS — 35.6%

		Bank Loans — 1.2%
	36,800,000	Burger King Corp., 2014 Term Loan B, 4.50%, due 12/31/14	36,892,000
	28,100,000	Level 3 Financing, Inc., Incremental Term Loan B5, 4.50%, due 01/28/15	28,206,780

		Total Bank Loans	65,098,780

		U.S. Government — 34.4%
	1,824,376,843	U.S. Treasury Inflation Indexed Bond, 1.88%, due 07/15/15 (a)	1,849,177,422

		TOTAL DEBT OBLIGATIONS (COST $1,926,817,676)	1,914,276,202

		MUTUAL FUNDS — 1.8%

		United States — 1.8%
		Affiliated Issuers — 1.8%
	3,846,827	GMO U.S. Treasury Fund	96,170,673

		TOTAL MUTUAL FUNDS (COST $96,170,672)	96,170,673

		OPTIONS PURCHASED — 3.1%

		Currency Options — 3.1%
EUR	120,800,000	EUR Call/USD Put, Expires 02/24/15, Strike 1.25, (OTC) (CP-BCLY)	2,062,573
EUR	145,800,000	EUR Put/USD Call, Expires 11/25/15, Strike 1.25, (OTC) (CP-BCLY)	5,793,793
EUR	289,100,000	EUR Call/USD Put, Expires 02/06/15, Strike 1.25, (OTC) (CP-DB)	4,219,957
EUR	439,800,000	EUR Call/USD Put, Expires 11/12/15, Strike 1.25, (OTC) (CP-JPM)	17,084,925
EUR	145,800,000	EUR Put/USD Call, Expires 11/25/15, Strike 1.25, (OTC) (CP-BCLY)	6,010,589
EUR	237,840,507	EUR Put/USD Call, Expires 02/03/15, Strike 1.22, (OTC) (CP-DB)	1,843,144
EUR	120,800,000	EUR Put/USD Call, Expires 02/24/15, Strike 1.25, (OTC) (CP-BCLY)	2,753,705
EUR	69,813,000	EUR Put/USD Call, Expires 11/28/17, Strike 1.24, (OTC) (CP-DB)	3,829,328
EUR	71,820,000	EUR Put/USD Call, Expires 02/25/15, Strike 1.21, (OTC) (CP-GS)	654,692

Principal Amount / Par Value ($)		Description	Value ($)
		Currency Options — continued
EUR	439,800,000	EUR Put/USD Call, Expires 11/12/15, Strike 1.25, (OTC) (CP-JPM)	17,852,706
EUR	232,470,247	EUR Put/USD Call, Expires 11/03/17, Strike 1.24, (OTC) (CP-GS)	12,705,571
EUR	289,100,000	EUR Put/USD Call, Expires 02/06/15, Strike 1.25, (OTC) (CP-DB)	6,154,569
USD	258,100,000	JPY Call/USD Put, Expires 01/16/15, Strike 105.90, (OTC) (CP-DB)	2,581
GBP	233,100,000	USD Call/GBP Put, Expires 11/16/15, Strike 1.56, (OTC) (CP-GS)	11,268,813
USD	364,100,000	USD Call/JPY Put, Expires 02/16/15, Strike 117.00, (OTC) (CP-GS)	9,482,620
USD	363,000,000	USD Call/JPY Put, Expires 02/19/15, Strike 113.34, (OTC) (CP-GS)	17,779,014
USD	258,100,000	USD Call/JPY Put, Expires 01/16/15, Strike 105.90, (OTC) (CP-DB)	27,711,165
USD	108,000,000	USD Call/JPY Put, Expires 02/19/15, Strike 106.13, (OTC) (CP-MSCI)	11,391,732
USD	364,100,000	USD Put/JPY Call, Expires 02/16/15, Strike 117.00, (OTC) (CP-GS)	4,560,717
USD	363,000,000	USD Put/JPY Call, Expires 02/19/15, Strike 113.34, (OTC) (CP-GS)	1,691,217
USD	108,000,000	USD Put/JPY Call, Expires 02/19/15, Strike 98.95, (OTC) (CP-MSCI)	108

		TOTAL OPTIONS PURCHASED (COST $138,212,067)	164,853,519

		SHORT-TERM INVESTMENTS — 56.4%

		U.S. Government — 56.4%
	64,300,000	U.S. Treasury Bill, 0.06%, due 04/30/15 (b)	64,285,275
	50,000,000	U.S. Treasury Bill, 0.05%, due 04/02/15 (b)	49,992,350
	40,000,000	U.S. Treasury Bill, 0.03%, due 03/19/15 (b)	39,996,400
	450,600,000	U.S. Treasury Bill, 0.05%, due 04/09/15 (b)	450,523,398
	287,000,000	U.S. Treasury Bill, 0.01%, due 01/08/15 (b)	286,996,269
	878,000,000	U.S. Treasury Bill, 0.02%, due 12/04/14 (b)	877,998,244
	66,700,000	U.S. Treasury Bill, 0.02%, due 12/11/14 (b)	66,699,600

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Par Value ($)	Description	Value ($)
	U.S. Government — continued
11,400,000	U.S. Treasury Bill, 0.02%, due 01/15/15 (b)	11,399,783
300,000,000	U.S. Treasury Bill, 0.02%, due 03/05/15 (b)	299,984,400
412,719,300	U.S. Treasury Bill, 0.04%, due 12/26/14 (b)	412,706,918
50,000,000	U.S. Treasury Bill, 0.02%, due 01/29/15 (b)	49,998,750
35,000,000	U.S. Treasury Bill, 0.00%, due 02/12/15 (b) (c)	34,999,650
150,000,000	U.S. Treasury Bill, 0.01%, due 02/26/15 (b)	149,994,600
112,500,000	U.S. Treasury Bill, 0.03%, due 03/12/15 (b)	112,491,338
15,275,000	U.S. Treasury Bill, 0.05%, due 04/16/15 (b)	15,272,113
102,725,000	U.S. Treasury Bill, 0.06%, due 04/23/15 (b)	102,700,552

	Total U.S. Government	3,026,039,640

	TOTAL SHORT-TERM INVESTMENTS (COST $3,026,061,551)	3,026,039,640

	TOTAL INVESTMENTS — 96.9% (Cost $5,187,261,966)	5,201,340,034
	Other Assets and Liabilities (net) — 3.1%	165,812,743

	TOTAL NET ASSETS — 100.0%	$5,367,152,777

A summary of outstanding financial instruments at November 30, 2014 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
12/22/2014	BCLY	EUR	201,634,168	USD	254,948,385	$4,029,064
12/22/2014	BOA	EUR	194,960,727	USD	246,706,812	4,092,112
12/22/2014	DB	EUR	792,545,890	USD	991,925,171	5,658,417
12/22/2014	GS	EUR	189,285,890	USD	239,546,972	3,994,201
01/23/2015	DB	GBP	58,200,000	USD	91,852,171	857,459
12/19/2014	BCLY	JPY	18,175,746,328	USD	168,119,601	14,911,024
12/19/2014	BOA	JPY	18,266,625,061	USD	168,947,698	14,973,078
12/19/2014	DB	JPY	23,044,846,329	USD	210,889,775	16,638,158
12/19/2014	GS	JPY	33,890,953,661	USD	301,738,483	16,061,918
12/19/2014	MSCI	JPY	17,993,988,865	USD	166,438,867	14,762,376
02/06/2015	BCLY	KRW	406,166,800,000	USD	368,269,235	2,696,658
01/09/2015	DB	SEK	37,500,000	USD	5,077,311	46,854
01/09/2015	GS	SEK	1,146,647,200	USD	155,885,637	2,068,056
12/19/2014	BOA	USD	50,177,923	JPY	5,710,900,000	(2,039,110)
12/19/2014	DB	USD	1,028,469,826	JPY	118,041,900,000	(33,460,807)
12/19/2014	GS	USD	98,271,013	JPY	11,603,600,000	(460,942)
12/22/2014	DB	USD	62,324,000	EUR	50,000,000	(102,571)
12/22/2014	GS	USD	153,050,555	EUR	122,610,000	(471,167)
12/22/2014	JPM	USD	13,001,451	EUR	10,400,000	(59,394)
02/06/2015	BCLY	USD	271,061,374	INR	16,846,400,000	(3,306,049)
02/06/2015	BCLY	USD	3,642,316	KRW	3,938,800,000	(97,178)

						$60,792,157

Written Options

Principal Amount			Expiration Date	Description	Premiums	Market Value
Call	EUR	225,429,018	02/03/2015	EUR Call/USD Put, Strike 1.28 (OTC) (CP-DB)	$1,479,680	$(1,058,051)
Call	EUR	71,820,000	02/25/2015	EUR Call/USD Put, Strike 1.28 (OTC) (CP-GS)	529,655	(436,462)
Call	EUR	47,798,000	11/28/2017	EUR Call/USD Put, Strike 1.29 (OTC) (CP-DB)	3,549,480	(3,469,416)
Call	EUR	159,551,431	11/03/2017	EUR Call/USD Put, Strike 1.29 (OTC) (CP-GS)	11,482,860	(11,290,785)

					$17,041,675	$(16,254,714)

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2014 (Unaudited)

Swap Contracts

Forward Starting Cross-Currency Basis Swaps

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
9,525,700,000	JPY	11/28/2016	11/28/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	$52,608
9,525,700,000	JPY	11/29/2016	11/29/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	52,908
9,525,700,000	JPY	11/30/2016	11/30/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	53,165
9,525,700,000	JPY	12/1/2016	12/1/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	53,537
9,525,700,000	JPY	12/2/2016	12/2/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	53,182
9,525,700,000	JPY	12/5/2016	12/5/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	37,545
9,525,700,000	JPY	12/6/2016	12/6/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	37,649
9,525,700,000	JPY	12/7/2016	12/7/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	37,753
9,525,700,000	JPY	12/8/2016	12/8/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	37,741
9,525,700,000	JPY	12/9/2016	12/9/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	41,365

							$457,453

					Premiums to (Pay) Receive		$—

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
1,041,600,000	SEK	6/1/2016	BCI (d)	(Pay)	0.28%	3 Month SEK STIBOR	$(3,904)
595,000,000	SEK	8/5/2016	BCI (d)	Receive	0.63%	3 Month SEK STIBOR	454,873
1,348,000,000	SEK	8/6/2016	BCI (d)	Receive	0.62%	3 Month SEK STIBOR	1,027,574
1,587,000,000	SEK	8/7/2016	BCI (d)	Receive	0.63%	3 Month SEK STIBOR	1,224,440
640,000,000	SEK	8/11/2016	BCI (d)	Receive	0.62%	3 Month SEK STIBOR	483,564
1,000,000,000	SEK	8/13/2016	BCI (d)	Receive	0.63%	3 Month SEK STIBOR	786,121
350,000,000	SEK	8/13/2016	BCI (d)	Receive	0.63%	3 Month SEK STIBOR	279,118
1,129,000,000	SEK	8/15/2016	BCI (d)	Receive	0.63%	3 Month SEK STIBOR	872,598
1,919,000,000	SEK	8/18/2016	BCI (d)	Receive	0.62%	3 Month SEK STIBOR	1,478,061
1,129,000,000	SEK	8/19/2016	BCI (d)	Receive	0.62%	3 Month SEK STIBOR	868,588
1,573,000,000	SEK	8/20/2016	BCI (d)	Receive	0.63%	3 Month SEK STIBOR	1,222,092
1,400,000,000	SEK	8/21/2016	BCI (d)	Receive	0.61%	3 Month SEK STIBOR	1,040,789
749,700,000	SEK	12/1/2016	BCI (d)	(Pay)	0.31%	3 Month SEK STIBOR	1,915
4,447,400,000	USD	9/28/2020	CSS (d)	Receive	3.20%	3 Month USD LIBOR	37,708,687
718,400,000	USD	12/17/2021	CSS (d)	Receive	3.07%	3 Month USD LIBOR	4,156,289
1,326,400,000	USD	12/17/2021	CSS (d)	Receive	3.11%	3 Month USD LIBOR	8,825,489
661,600,000	GBP	7/16/2024	BCI (d)	(Pay)	3.45%	6 Month GBP LIBOR	(44,648,112)
47,453,000,000	JPY	10/3/2024	BCI (d)	(Pay)	0.66%	6 Month JPY LIBOR	(3,073,762)
173,855,000,000	JPY	10/6/2024	CSS (d)	(Pay)	0.66%	6 Month JPY LIBOR	(11,495,245)
44,725,000,000	JPY	10/7/2024	CSS (d)	(Pay)	0.65%	6 Month JPY LIBOR	(2,791,066)
671,100,000	MXN	10/9/2024	BCI (d)	Receive	6.10%	TIIE	981,039
47,568,000,000	JPY	10/9/2024	CSS (d)	(Pay)	0.65%	6 Month JPY LIBOR	(2,919,507)
1,678,900,000	MXN	10/11/2024	BCI (d)	Receive	6.18%	TIIE	3,284,211
1,332,000,000	MXN	10/16/2024	BCI (d)	Receive	6.03%	TIIE	1,400,078

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2014 (Unaudited)

Interest Rate Swaps — continued

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
666,100,000	MXN	10/17/2024	BCI (d)	Receive	6.05%	TIIE	$777,141
665,100,000	MXN	10/18/2024	BCI (d)	Receive	6.08%	TIIE	892,237
1,080,100,000	MXN	10/18/2024	BCI (d)	Receive	6.12%	TIIE	1,704,365
330,200,000	MXN	10/24/2024	BCI (d)	Receive	6.17%	TIIE	614,731
1,321,200,000	MXN	10/25/2024	BCI (d)	Receive	6.19%	TIIE	2,612,833
1,116,700,000	MXN	10/28/2024	BCI (d)	Receive	6.13%	TIIE	1,808,208
214,000,000	MXN	10/30/2024	BCI (d)	Receive	6.19%	TIIE	442,112
537,100,000	AUD	11/11/2024	BCI (d)	Receive	4.33%	6 Month AUD BBSW	5,747,429
117,200,000	AUD	11/6/2024	BCI (d)	Receive	4.35%	6 Month AUD BBSW	1,311,399
322,400,000	AUD	11/7/2024	BCI (d)	Receive	4.31%	6 Month AUD BBSW	3,216,164
1,920,000,000	JPY	11/7/2024	CSS (d)	Receive	0.60%	6 Month JPY LIBOR	28,814
276,000,000	AUD	11/13/2024	CSS (d)	Receive	4.31%	6 Month AUD BBSW	2,698,036
4,670,000,000	JPY	11/13/2024	CSS (d)	(Pay)	0.65%	6 Month JPY LIBOR	(274,703)
7,048,300,000	JPY	11/25/2024	CSS (d)	(Pay)	0.62%	6 Month JPY LIBOR	(202,520)
115,700,000	GBP	11/26/2024	BCI (d)	(Pay)	2.63%	6 Month GBP LIBOR	(788,531)
2,437,900,000	JPY	11/27/2024	CSS (d)	(Pay)	0.61%	6 Month JPY LIBOR	(50,182)
41,500,000	USD	7/24/2049	CSS (d)	(Pay)	3.66%	3 Month USD LIBOR	(3,251,527)
52,000,000	USD	7/24/2049	CSS (d)	(Pay)	3.67%	3 Month USD LIBOR	(4,146,299)
52,000,000	USD	7/29/2049	CSS (d)	(Pay)	3.65%	3 Month USD LIBOR	(3,963,292)
50,000,000	USD	7/29/2049	CSS (d)	(Pay)	3.66%	3 Month USD LIBOR	(3,903,278)
52,000,000	USD	7/29/2049	CSS (d)	(Pay)	3.72%	3 Month USD LIBOR	(4,636,111)
53,000,000	USD	7/30/2049	CSS (d)	(Pay)	3.62%	3 Month USD LIBOR	(3,803,657)
58,000,000	USD	8/5/2049	CSS (d)	(Pay)	3.73%	3 Month USD LIBOR	(5,307,484)
98,100,000	USD	9/12/2049	CSS (d)	(Pay)	3.66%	3 Month USD LIBOR	(7,618,295)

							$(14,928,480)

					Premiums to (Pay) Receive		$565,971

#	Receive - Fund receives fixed rate and pays variable rate. (Pay) - Fund pays fixed rate and receives variable rate.

As of November 30, 2014, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

BBSW - Bank Bill Swap Reference Rate

CP - Counterparty

GBP LIBOR - London Interbank Offered Rate denominated in British Pounds.

JPY LIBOR - London Interbank Offered Rate denominated in Japanese Yen.

OTC - Over-the-Counter

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

TIIE - Tasa de Interes Interbacaria de Equilibrio - 28 - Day Interbank Equilibrium Interest Rate - Mexico

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

The rates on variable rate notes are subject to change based on the terms of the security. The rates shown are the interest rates at November 30, 2014.

(a)	Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic.

(b)	The rate shown represents yield-to-maturity.

(c)	Rate rounds to 0.00%.

(d)	Interest rate swap was cleared through the CME Group.

GMO Asset Allocation Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2014 (Unaudited)

Counterparty Abbreviations:

BCI - Barclays Capital Inc.

BCLY - Barclays Bank plc

BOA - Bank of America, N.A.

CSS - Credit Suisse Securities (USA) LLC

DB - Deutsche Bank AG

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

AUD - Australian Dollar

EUR - Euro

GBP - British Pound

INR - Indian Rupee

JPY - Japanese Yen

KRW - South Korean Won

MXN - Mexican Peso

SEK - Swedish Krona

USD - United States Dollar

GMO Benchmark-Free Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares / Principal Amount		Description	Value ($)
		MUTUAL FUNDS — 14.6%

		United States — 14.6%
		Affiliated Issuers — 14.6%
	15,975	GMO Debt Opportunities Fund, Class VI	399,534
	78,734	GMO Emerging Country Debt Fund, Class IV	803,086

		TOTAL MUTUAL FUNDS (COST $1,200,000)	1,202,620

		OPTIONS PURCHASED — 1.7%

		Currency Options — 1.7%
EUR	262,000	EUR Put/USD Call, Expires 02/03/15, Strike 1.22, (OTC) (CP-GS)	2,030
EUR	319,000	EUR Put/USD Call, Expires 02/06/15, Strike 1.25, (OTC) (CP-GS)	6,791
EUR	319,000	EUR Call/USD Put, Expires 02/06/15, Strike 1.25, (OTC) (CP-GS)	4,656
EUR	100,000	EUR Put/USD Call, Expires 02/24/15, Strike 1.25, (OTC) (CP-BCLY)	2,280
EUR	100,000	EUR Call/USD Put, Expires 02/24/15, Strike 1.25, (OTC) (CP-BCLY)	1,707
EUR	80,000	EUR Put/USD Call, Expires 02/25/15, Strike 1.21, (OTC) (CP-GS)	729
EUR	256,000	EUR Put/USD Call, Expires 11/03/17, Strike 1.24, (OTC) (CP-GS)	13,992
EUR	485,000	EUR Call/USD Put, Expires 11/12/15, Strike 1.25, (OTC) (CP-GS)	18,841
EUR	200,000	EUR Call/USD Put, Expires 11/25/15, Strike 1.25, (OTC) (CP-BCLY)	7,948
EUR	200,000	EUR Put/USD Call, Expires 11/25/15, Strike 1.25, (OTC) (CP-BCLY)	8,245
EUR	77,000	EUR Put/USD Call, Expires 11/28/17, Strike 1.24, (OTC) (CP-JPM)	4,224
EUR	485,000	USD Call/EUR Put, Expires 11/12/15, Strike 1.25, (OTC) (CP-GS)	19,687
GBP	257,000	USD Call/GBP Put, Expires 11/16/15, Strike 1.56, (OTC) (CP-GS)	12,424
USD	401,000	USD Put/JPY Call, Expires 02/16/15, Strike 117.00, (OTC) (CP-GS)	5,023
USD	401,000	USD Call/JPY Put, Expires 02/16/15, Strike 117.00, (OTC) (CP-GS)	10,444
USD	400,000	USD Call/JPY Put, Expires 02/19/15, Strike 113.34, (OTC) (CP-GS)	19,591
USD	400,000	USD Put/JPY Call, Expires 02/19/15, Strike 113.34, (OTC) (CP-GS)	1,864

		TOTAL OPTIONS PURCHASED (COST $139,554)	140,476

Shares / Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 82.6%

	Money Market Funds — 13.2%
1,082,358	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 0.00% (a)	1,082,358

	U.S. Government — 69.4%
5,700,000	U.S. Treasury Bill, 0.02%, due 12/18/14 (b)	5,699,937

	TOTAL SHORT-TERM INVESTMENTS (COST $6,782,266)	6,782,295

	TOTAL INVESTMENTS — 98.9% (Cost $8,121,820)	8,125,391
	Other Assets and Liabilities (net) — 1.1%	92,649

	TOTAL NET ASSETS — 100.0%	$8,218,040

A summary of outstanding financial instruments at November 30, 2014 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
12/22/2014	BCLY	EUR	27,500	USD	34,335	$114
12/22/2014	BOA	EUR	1,344,000	USD	1,682,886	10,374
12/22/2014	GS	EUR	350,000	USD	435,548	(2)
01/23/2015	BOA	GBP	92,000	USD	145,219	1,378
12/19/2014	BOA	JPY	65,300,000	USD	559,924	9,492
02/06/2015	BCLY	KRW	112,800,000	USD	101,134	(392)
02/06/2015	BOA	KRW	329,700,000	USD	299,509	2,761
01/09/2015	BOA	SEK	1,180,000	USD	159,742	1,450
12/19/2014	GS	USD	355,303	JPY	41,744,160	(3,429)
12/22/2014	GS	USD	388,498	EUR	310,000	(2,725)
12/22/2014	JPM	USD	67,822	EUR	54,410	(113)
02/06/2015	BCLY	USD	296,427	INR	18,500,000	(2,389)

						$16,519

GMO Benchmark-Free Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2014 (Unaudited)

Written Options

Principal Amount			Expiration Date	Description	Premiums	Market Value
Put	EUR	248,000	02/03/2015	EUR Call/USD Put, Strike 1.28 (OTC) (CP-GS)	$1,654	$(1,164)
Call	EUR	80,000	02/25/2015	EUR Call/USD Put, Strike 1.28 (OTC) (CP-GS)	590	(486)
Call	EUR	176,000	11/03/2017	EUR Call/USD Put, Strike 1.29 (OTC) (CP-GS)	12,743	(12,455)
Call	EUR	52,000	11/28/2017	EUR Call/USD Put, Strike 1.29 (OTC) (CP-JPM)	3,856	(3,774)

					$18,843	$(17,879)

Swap Contracts

Forward Starting Cross-Currency Basis Swaps

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
10,500,000	JPY	11/28/2016	11/28/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	$58
10,500,000	JPY	11/29/2016	11/29/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	58
10,500,000	JPY	11/30/2016	11/30/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	59
10,500,000	JPY	12/1/2016	12/1/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	59
10,500,000	JPY	12/2/2016	12/2/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	59
10,500,000	JPY	12/5/2016	12/5/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	41
10,500,000	JPY	12/6/2016	12/6/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	41
10,500,000	JPY	12/7/2016	12/7/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	42
10,500,000	JPY	12/8/2016	12/8/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	42
10,500,000	JPY	12/9/2016	12/9/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	45

							$504

						Premiums to (Pay) Receive	$—

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
1,400,000	AUD	11/19/2024	JPMF (c)	Receive	4.28%	6 Month AUD BBSW	$12,289
500,000	GBP	11/18/2024	JPMF (c)	(Pay)	2.77%	6 Month GBP LIBOR	(8,391)
382,000	GBP	11/26/2024	BCI (c)	(Pay)	2.63%	6 Month GBP LIBOR	(2,603)
352,400,000	JPY	11/20/2024	JPMF (c)	(Pay)	0.64%	6 Month JPY LIBOR	(16,581)
3,400,000	JPY	11/25/2024	BCI (c)	(Pay)	0.62%	6 Month JPY LIBOR	(98)
2,700,000	JPY	12/27/2024	CSS (c)	(Pay)	0.61%	6 Month JPY LIBOR	(55)
10,500,000	MXN	11/6/2024	JPMF (c)	Receive	6.03%	TIIE	10,317
4,350,000	USD	11/20/2020	JPMF (c)	Receive	2.94%	3 Month USD LIBOR	13,715
2,250,000	USD	12/17/2021	JPMF (c)	Receive	3.03%	3 Month USD LIBOR	10,486
430,000	USD	11/20/2048	JPMF (c)	(Pay)	3.36%	3 Month USD LIBOR	(11,599)

							$7,480

						Premiums to (Pay) Receive	$—

#	Receive - Fund receives fixed rate and pays variable rate. (Pay) - Fund pays fixed rate and receives variable rate.

As of November 30, 2014, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

GMO Benchmark-Free Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2014 (Unaudited)

Notes to Schedule of Investments:

CP - Counterparty

GBP LIBOR - London Interbank Offered Rate denominated in British Pounds.

JPY LIBOR - London Interbank Offered Rate denominated in Japanese Yen.

OTC - Over-the-Counter

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

The rates on variable rate notes are subject to change based on the terms of the security. The rates shown are the interest rates at November 30, 2014.

(a)	The rate disclosed is the 7 day net yield as of November 30, 2014. Note: Yield rounds to 0.00%.

(b)	The rate shown represents yield-to-maturity.

(c)	Interest rate swap was cleared through the CME Group.

Counterparty Abbreviations:

BCLY - Barclays Bank plc

BCI - Barclays Capital Inc.

BOA - Bank of America, N.A.

CSS - Credit Suisse Securities (USA) LLC

GS - Goldman Sachs International

JPMF - J.P. Morgan Futures Incorporated

Currency Abbreviations:

AUD - Australian Dollar

EUR - Euro

GBP - British Pound

INR - Indian Rupee

JPY - Japanese Yen

KRW - South Korean Won

MXN - Mexican Peso

SEK - Swedish Krona

USD - United States Dollar

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Par Value ($) / Shares	Description	Value ($)
	DEBT OBLIGATIONS — 29.8%

	Albania — 4.1%
	Foreign Government Obligations
14,281,227	Republic of Albania Par Bond, Zero Coupon, due 08/31/25 (a)	9,854,047

	United States — 25.7%
	Asset-Backed Securities — 0.4%
85,107	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.55%, due 01/25/36	75,107
426,993	First Franklin Mortgage Loan Asset Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.31%, due 04/25/36 ¿	337,324
444,954	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.39%, due 11/15/33	410,470
452,174	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, 1 mo. LIBOR + .23%, 0.38%, due 02/25/37 ¿	232,191
19,644	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.45%, due 12/25/32	18,313

	Total Asset-Backed Securities	1,073,405

	Corporate Debt — 1.7%
1,000,000	Bank of America Corp., 3.30%, due 01/11/23	987,500
1,000,000	Citigroup, Inc., 3.38%, due 03/01/23	1,005,050
1,000,000	Goldman Sachs Group, Inc. (The), 3.63%, due 01/22/23	1,013,482
1,000,000	JPMorgan Chase & Co., 3.20%, due 01/25/23	1,000,000

	Total Corporate Debt	4,006,032

	U.S. Government — 23.6%
10,000,000	U.S. Treasury Bond, 3.13%, due 02/15/43	10,438,280
45,400,012	U.S. Treasury Inflation Indexed Bond, 1.88%, due 07/15/15 (b) (c)	46,017,180

	Total U.S. Government	56,455,460

	Total United States	61,534,897

	TOTAL DEBT OBLIGATIONS (COST $68,433,470)	71,388,944

	MUTUAL FUNDS — 42.0%

	United States
	Affiliated Issuers
347,371	GMO Debt Opportunities Fund, Class VI	8,687,740
1,115,104	GMO Emerging Country Debt Fund, Class IV	11,374,066

Shares / Principal Amount / Par Value ($)		Description	Value ($)
		United States — continued
		Affiliated Issuers — continued
	1,161,085	GMO U.S. Treasury Fund	29,027,135
	1,944,931	GMO World Opportunity Overlay Fund	51,268,369

		TOTAL MUTUAL FUNDS (COST $91,238,694)	100,357,310

		OPTIONS PURCHASED — 1.4%

		Currency Options
EUR	4,690,972	USD Call/EUR Put, Expires 02/03/15, Strike 1.22, (OTC) (CP-DB)	36,353
EUR	5,700,000	USD Call/EUR Put, Expires 02/06/15, Strike 1.25, (OTC) (CP-DB)	121,346
EUR	4,583,467	USD Call/EUR Put, Expires 11/03/17, Strike 1.24, (OTC) (CP-GS)	250,507
EUR	8,500,000	USD Call/EUR Put, Expires 11/12/15, Strike 1.25, (OTC) (CP-JPM)	345,039
GBP	4,600,000	USD Call/GBP Put, Expires 11/16/15, Strike 1.56, (OTC) (CP-GS)	222,379
USD	7,100,000	USD Call/JPY Put, Expires 02/16/15, Strike 117.00, (OTC) (CP-GS)	184,912
USD	7,100,000	USD Call/JPY Put, Expires 02/19/15, Strike 113.34, (OTC) (CP-GS)	347,744
USD	3,400,000	USD Call/JPY Put, Expires 01/16/15, Strike 105.90, (OTC) (CP-DB)	365,044
USD	7,500,000	USD Call/JPY Put, Expires 01/05/15, Strike 104.85, (OTC) (CP-DB)	872,730
EUR	5,700,000	USD Put/EUR Call, Expires 02/06/15, Strike 1.25, (OTC) (CP-DB)	83,202
EUR	8,500,000	USD Put/EUR Call, Expires 11/12/15, Strike 1.25, (OTC) (CP-JPM)	330,200
USD	3,400,000	USD Put/JPY Call, Expires 01/16/15, Strike 105.90, (OTC) (CP-DB)	34
USD	7,500,000	USD Put/JPY Call, Expires 01/05/15, Strike 98.50, (OTC) (CP-DB)	—
USD	7,100,000	USD Put/JPY Call, Expires 02/16/15, Strike 117.00, (OTC) (CP-GS)	88,934
USD	7,100,000	USD Put/JPY Call, Expires 02/19/15, Strike 113.34, (OTC) (CP-GS)	33,079

		TOTAL OPTIONS PURCHASED (COST $2,282,967)	3,281,503

		SHORT-TERM INVESTMENTS — 24.7%

		U.S. Government
	2,000,000	U.S. Treasury Bill, 0.06%, due 04/23/15 (d)	1,999,524
	10,000,000	U.S. Treasury Bill, 0.00%, due 02/12/15 (d)	9,999,900

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Par Value ($)	Description	Value ($)
	U.S. Government — continued
27,000,000	U.S. Treasury Bill, 0.03%, due 03/19/15 (d)	26,997,570
20,000,000	U.S. Treasury Bill, 0.05%, due 04/16/15 (d)	19,996,220

	TOTAL SHORT-TERM INVESTMENTS (COST $58,993,535)	58,993,214

	TOTAL INVESTMENTS — 97.9% (Cost $220,948,666)	234,020,971
	Other Assets and Liabilities (net) — 2.1%	5,090,806

	TOTAL NET ASSETS — 100.0%	$239,111,777

A summary of outstanding financial instruments at November 30, 2014 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
12/22/2014	BCLY	EUR	2,825,000	USD	3,576,224	$60,713
12/22/2014	BOA	EUR	2,796,750	USD	3,541,885	61,530
12/22/2014	CITI	EUR	3,600,000	USD	4,486,032	6,089
12/22/2014	DB	EUR	1,800,000	USD	2,238,773	(1,198)
12/22/2014	DB	EUR	5,379,125	USD	6,772,412	78,475
12/22/2014	GS	EUR	2,839,125	USD	3,592,998	59,910
01/23/2015	DB	GBP	1,120,000	USD	1,767,602	16,501
12/19/2014	BCLY	JPY	321,980,000	USD	2,978,208	264,146
12/19/2014	BOA	JPY	323,589,900	USD	2,992,877	265,245
12/19/2014	DB	JPY	321,980,000	USD	2,979,090	265,028
12/19/2014	GS	JPY	393,596,100	USD	3,593,669	275,935
12/19/2014	MSCI	JPY	318,760,200	USD	2,948,434	261,513
02/06/2015	BCLY	KRW	7,866,000,000	USD	7,132,819	52,984
01/09/2015	GS	SEK	21,050,000	USD	2,861,728	37,965
12/19/2014	DB	USD	20,311,718	JPY	2,332,100,000	(653,778)
12/19/2014	GS	USD	2,009,716	JPY	237,300,000	(9,447)
12/22/2014	GS	USD	2,121,767	EUR	1,700,000	(6,238)
02/06/2015	BCLY	USD	5,264,650	INR	327,200,000	(64,160)

						$971,213

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
7	UK Gilt Long Bond	March 2015	$1,286,828	$8,323

+	Buys - Fund is long the underlying asset to the contract. Sales - Fund is short the underlying asset to the contract.

Written Options

Principal Amount			Expiration Date	Description	Premiums	Market Value
Call	EUR	4,446,178	02/03/2015	USD Put/EUR Call, Strike 1.28 (OTC) (CP-DB)	$29,184	$(20,868)
Call	EUR	3,170,920	11/03/2017	USD Put/EUR Call, Strike 1.29 (OTC) (CP-GS)	228,210	(224,393)

					$257,394	$(245,261)

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2014 (Unaudited)

Swap Contracts

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
2,300,000	AUD	11/6/2024	BCI (e)	Receive	4.35%	6 Month AUD BBSW	$25,736
6,300,000	AUD	11/7/2024	BCI (e)	Receive	4.31%	6 Month AUD BBSW	62,847
10,500,000	AUD	11/11/2024	BCI (e)	Receive	4.33%	6 Month AUD BBSW	112,359
5,200,000	AUD	11/13/2024	BCI (e)	Receive	4.31%	6 Month AUD BBSW	50,832
1,266,000,000	JPY	10/3/2024	BCI (e)	(Pay)	0.66%	6 Month JPY LIBOR	(81,911)
1,204,000,000	JPY	10/7/2024	CSS (e)	(Pay)	0.65%	6 Month JPY LIBOR	(75,136)
1,277,000,000	JPY	10/9/2024	CSS (e)	(Pay)	0.65%	6 Month JPY LIBOR	(78,377)
2,219,100,000	JPY	10/15/2024	CSS (e)	(Pay)	0.63%	6 Month JPY LIBOR	(96,690)
170,000,000	JPY	11/7/2024	CSS (e)	(Pay)	0.60%	6 Month JPY LIBOR	(3,315)
225,100,000	JPY	11/25/2024	BCI (e)	(Pay)	0.62%	6 Month JPY LIBOR	(6,468)
12,900,000	MXN	10/9/2024	BCI (e)	Receive	6.10%	TIIE	18,858
31,900,000	MXN	10/11/2024	BCI (e)	Receive	6.18%	TIIE	62,402
25,400,000	MXN	10/16/2024	BCI (e)	Receive	6.03%	TIIE	26,698
12,700,000	MXN	10/17/2024	BCI (e)	Receive	6.05%	TIIE	14,817
12,600,000	MXN	10/18/2024	BCI (e)	Receive	6.08%	TIIE	16,903
26,400,000	MXN	10/18/2024	BCI (e)	Receive	6.12%	TIIE	41,658
6,200,000	MXN	10/24/2024	BCI (e)	Receive	6.17%	TIIE	11,542
24,800,000	MXN	10/25/2024	BCI (e)	Receive	6.19%	TIIE	49,045
20,900,000	MXN	10/28/2024	BCI (e)	Receive	6.13%	TIIE	33,842
4,000,000	MXN	10/30/2024	BCI (e)	Receive	6.19%	TIIE	8,264
23,800,000	SEK	6/1/2016	BCI (e)	(Pay)	0.28%	3 Month SEK STIBOR	(89)
38,000,000	SEK	8/5/2016	BCI (e)	Receive	0.63%	3 Month SEK STIBOR	29,051
85,000,000	SEK	8/6/2016	BCI (e)	Receive	0.62%	3 Month SEK STIBOR	64,795
101,000,000	SEK	8/7/2016	BCI (e)	Receive	0.63%	3 Month SEK STIBOR	77,926
43,000,000	SEK	8/11/2016	BCI (e)	Receive	0.62%	3 Month SEK STIBOR	32,489
23,000,000	SEK	8/13/2016	BCI (e)	Receive	0.63%	3 Month SEK STIBOR	18,342
17,200,000	SEK	12/1/2016	BCI (e)	(Pay)	0.31%	3 Month SEK STIBOR	44
26,100,000	USD	12/17/2021	CSS (e)	Receive	3.11%	3 Month USD LIBOR	173,662
13,300,000	USD	12/17/2021	CSS (e)	Receive	3.07%	3 Month USD LIBOR	76,947
3,800,000	USD	1/29/2023	CSS (e)	(Pay)	2.30%	3 Month USD LIBOR	(45,762)
14,280,000	USD	8/15/2025	BCI (e)	(Pay)	0.00%	3 Month USD LIBOR	(224,747)
10,200,000	USD	2/15/2043	CSS (e)	(Pay)	3.04%	3 Month USD LIBOR	(335,508)

							$61,056

						Premiums to (Pay) Receive	$—

#	Receive - Fund receives fixed rate and pays variable rate. (Pay) - Fund pays fixed rate and receives variable rate.

GMO Core Plus Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2014 (Unaudited)

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund (Pays)/Receives	Net Unrealized Appreciation/ (Depreciation)
5,500,000	USD	4/30/2015	DB	1 Month USD LIBOR BBA	Barclays Aggregate Total Return Index	$37,288
24,000,000	USD	4/30/2015	DB	1 Month USD LIBOR BBA	Barclays Aggregate Total Return Index	162,710
24,000,000	USD	4/30/2015	DB	1 Month USD LIBOR BBA	Barclays Aggregate Total Return Index	162,710
120,000,000	USD	5/29/2015	DB	1 Month USD LIBOR BBA	Barclays Aggregate Total Return Index	—
62,500,000	USD	7/31/2015	DB	1 Month USD LIBOR BBA	Barclays Aggregate Total Return Index	423,725

						$786,433

				Premiums to (Pay) Receive		$—

As of November 30, 2014, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities
 Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

BBA - British Banks Association

BBSW - Bank Bill Swap Reference Rate

CP - Counterparty

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

JPY LIBOR - London Interbank Offered Rate denominated in Japanese Yen.

OTC - Over-the-Counter

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

TIIE - Tasa de Interes Interbacaria de Equilibrio - 28 - Day Interbank
Equilibrium Interest Rate - Mexico

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

¿	These securities are primarily backed by subprime mortgages.

(a)	Security is backed by U.S. Treasury Bonds.

(b)	Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic.

(c)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

(d)	The rate shown represents yield-to-maturity.

(e)	Interest rate swap was cleared through the CME Group.

Counterparty Abbreviations:

BCI - Barclays Capital Inc.

BCLY - Barclays Bank plc

BOA - Bank of America, N.A.

CITI - Citibank N.A.

CSS - Credit Suisse Securities (USA) LLC

DB - Deutsche Bank AG

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

AUD - Australian Dollar

EUR - Euro

GBP - British Pound

INR - Indian Rupee

JPY - Japanese Yen

KRW - South Korean Won

MXN - Mexican Peso

SEK - Swedish Krona

USD - United States Dollar

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Par Value		Description	Value ($)
		DEBT OBLIGATIONS — 57.1%

		Belgium — 3.6%
		Foreign Government Obligations
EUR	970,000	Belgium Government Bond, Reg S, 4.25%, due 09/28/21	1,514,905
EUR	580,000	Belgium Government Bond, Reg S, 5.00%, due 03/28/35	1,120,502

		Total Belgium	2,635,407

		France — 11.0%
		Foreign Government Obligations
EUR	3,000,000	Government of France, 3.25%, due 10/25/21	4,433,191
EUR	1,920,000	Government of France, 4.50%, due 04/25/41	3,655,732

		Total France	8,088,923

		Germany — 4.0%
		Foreign Government Obligations
EUR	1,500,000	Republic of Deutschland, 4.75%, due 07/04/34	2,925,286

		Italy — 18.0%
		Foreign Government Obligations
EUR	5,010,000	Buoni Poliennali Del Tesoro, 3.75%, due 05/01/21	7,136,491
EUR	2,490,000	Buoni Poliennali Del Tesoro, 4.75%, due 05/01/17	3,407,176
EUR	1,880,000	Republic of Italy, 4.00%, due 02/01/37	2,625,494

		Total Italy	13,169,161

		Netherlands — 3.1%
		Foreign Government Obligations
EUR	260,000	Netherlands Government Bond, Reg S, 4.00%, due 07/15/19	380,868
EUR	990,000	Netherlands Government Bond, 5.50%, due 01/15/28	1,889,631

		Total Netherlands	2,270,499

		Spain — 9.8%
		Foreign Government Obligations
EUR	2,530,000	Government of Spain, 2.10%, due 04/30/17	3,266,320
EUR	1,150,000	Government of Spain, 4.20%, due 01/31/37	1,705,013
EUR	1,380,000	Government of Spain, 5.50%, due 04/30/21	2,169,804

		Total Spain	7,141,137

		United Kingdom — 2.0%
		Foreign Government Obligations
GBP	700,000	United Kingdom Gilt, 4.75%, due 12/07/30	1,448,968

Par Value / Shares / Principal Amount		Description	Value ($)
		United States — 5.6%
		U.S. Government
USD	4,062,750	U.S. Treasury Inflation Indexed Bond, 1.88%, due 07/15/15 (a) (b)	4,117,979

		TOTAL DEBT OBLIGATIONS (COST $40,962,901)	41,797,360

		MUTUAL FUNDS — 36.5%

		United States — 36.5%
		Affiliated Issuers — 36.5%
	293,832	GMO Debt Opportunities Fund, Class VI	7,348,726
	330,847	GMO Emerging Country Debt Fund, Class IV	3,374,643
	7,158	GMO U.S. Treasury Fund	178,959
	599,715	GMO World Opportunity Overlay Fund	15,808,499

		TOTAL MUTUAL FUNDS (COST $22,819,775)	26,710,827

		OPTIONS PURCHASED — 1.4%

		Currency Options
EUR	1,700,000	EUR Call/USD Put, Expires 02/06/15, Strike 1.25, (OTC) (CP-DB)	24,815
EUR	2,600,000	EUR Call/USD Put, Expires 11/12/15, Strike 1.25, (OTC) (CP-JPM)	101,002
EUR	1,399,062	EUR Put/USD Call, Expires 02/03/15, Strike 1.22, (OTC) (CP-DB)	10,842
EUR	1,366,999	EUR Put/USD Call, Expires 11/03/17, Strike 1.24, (OTC) (CP-GS)	74,713
EUR	2,600,000	EUR Put/USD Call, Expires 11/12/15, Strike 1.25, (OTC) (CP-JPM)	105,541
EUR	1,700,000	EUR Put/USD Call, Expires 02/06/15, Strike 1.25, (OTC) (CP-DB)	36,191
GBP	1,400,000	USD Call/GBP Put, Expires 11/16/15, Strike 1.56, (OTC) (CP-GS)	67,680
USD	2,200,000	USD Call/JPY Put, Expires 01/05/15, Strike 104.85, (OTC) (CP-DB)	256,001
USD	1,200,000	USD Call/JPY Put, Expires 01/16/15, Strike 105.90, (OTC) (CP-DB)	128,839
USD	2,200,000	USD Call/JPY Put, Expires 02/16/15, Strike 117.00, (OTC) (CP-GS)	57,297
USD	2,100,000	USD Call/JPY Put, Expires 02/19/15, Strike 113.34, (OTC) (CP-GS)	102,854
USD	1,200,000	USD Put/JPY Call, Expires 01/16/15, Strike 105.90, (OTC) (CP-DB)	12
USD	2,200,000	USD Put/JPY Call, Expires 01/05/15, Strike 98.50, (OTC) (CP-DB)	—
USD	2,200,000	USD Put/JPY Call, Expires 02/16/15, Strike 117.00, (OTC) (CP-GS)	27,557
USD	2,100,000	USD Put/JPY Call, Expires 02/19/15, Strike 113.34, (OTC) (CP-GS)	9,784

		TOTAL OPTIONS PURCHASED (COST $696,515)	1,003,128

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 1.3%

	Money Market Funds — 0.8%
563,399	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 0.00% (c)	563,399

	U.S. Government — 0.5%
400,000	U.S. Treasury Bill, 0.01%, due 01/08/15 (b) (d)	399,995

	TOTAL SHORT-TERM INVESTMENTS (COST $963,379)	963,394

	TOTAL INVESTMENTS — 96.3% (Cost $65,442,570)	70,474,709

	Other Assets and Liabilities (net) — 3.7%	2,735,204

	TOTAL NET ASSETS — 100.0%	$73,209,913

A summary of outstanding financial instruments at November 30, 2014 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
12/22/2014	BCLY	EUR	4,675,000	USD	5,918,176	$100,472
12/22/2014	BOA	EUR	4,628,250	USD	5,861,350	101,823
12/22/2014	CITI	EUR	1,100,000	USD	1,370,732	1,861
12/22/2014	DB	EUR	5,798,375	USD	7,323,034	107,371
12/22/2014	GS	EUR	18,998,375	USD	23,813,713	171,592
01/23/2015	DB	GBP	380,000	USD	599,722	5,599
01/23/2015	GS	GBP	900,000	USD	1,412,167	5,032
12/19/2014	BCLY	JPY	102,740,000	USD	950,311	84,286
12/19/2014	BOA	JPY	103,253,700	USD	954,992	84,637
12/19/2014	DB	JPY	102,740,000	USD	950,592	84,567
12/19/2014	GS	JPY	126,589,100	USD	1,155,244	88,188
12/19/2014	MSCI	JPY	101,712,600	USD	940,810	83,446
02/06/2015	BCLY	KRW	2,396,600,000	USD	2,173,023	15,951
01/09/2015	GS	SEK	6,800,000	USD	924,454	12,264
12/19/2014	DB	USD	6,461,191	JPY	741,000,000	(215,091)
12/19/2014	GS	USD	610,622	JPY	72,100,000	(2,870)
12/22/2014	GS	USD	624,049	EUR	500,000	(1,835)
02/06/2015	BCLY	USD	1,600,961	INR	99,500,000	(19,516)

						$707,777

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
13	Australian Government Bond 3 Yr.	December 2014	$1,221,349	$15,229
9	Australian Government Bond 10 Yr.	December 2014	959,715	44,520
19	Canadian Government Bond 10 Yr.	March 2015	2,287,674	23,380
62	Euro BOBL	December 2014	9,894,048	33,107
4	Euro Bund	December 2014	760,765	2,583
83	UK Gilt Long Bond	March 2015	15,258,107	98,992

			$30,381,658	$217,811

Sales
89	Euro Schatz	December 2014	$12,280,254	$2,121
29	U.S. Treasury Note 5 Yr. (CBT)	March 2015	3,465,273	(10,359)

			$15,745,527	$(8,238)

+	Buys - Fund is long the underlying asset to the contract.
Sales - Fund is short the underlying asset to the contract.

Written Options

Principal Amount			Expiration Date	Description	Premiums	Market Value
Call	EUR	1,326,053	02/03/2015	EUR Call/USD Put, Strike 1.28 (OTC) (CP-DB)	$8,704	$(6,224)
Call	EUR	928,074	11/03/2017	EUR Call/USD Put, Strike 1.29 (OTC) (CP-GS)	66,793	(65,676)

					$75,497	$(71,900)

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2014 (Unaudited)

Swap Contracts

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
700,000	AUD	11/6/2024	BCI (e)	Receive	4.35%	6 Month AUD BBSW	$7,833
1,900,000	AUD	11/7/2024	BCI (e)	Receive	4.31%	6 Month AUD BBSW	18,954
3,200,000	AUD	11/11/2024	BCI (e)	Receive	4.33%	6 Month AUD BBSW	34,243
2,100,000	AUD	11/13/2024	BCI (e)	Receive	4.31%	6 Month AUD BBSW	20,528
3,890,000	EUR	11/28/2016	CSS (e)	Receive	0.10%	3 Month EURIBOR	(85)
1,850,000	EUR	10/23/2024	CSS (e)	Receive	1.06%	6 Month EURIBOR	34,877
422,000,000	JPY	10/3/2024	BCI (e)	(Pay)	0.66%	6 Month JPY LIBOR	(29,336)
400,000,000	JPY	10/7/2024	CSS (e)	(Pay)	0.65%	6 Month JPY LIBOR	(24,962)
427,000,000	JPY	10/9/2024	CSS (e)	(Pay)	0.65%	6 Month JPY LIBOR	(26,207)
667,400,000	JPY	10/15/2024	CSS (e)	(Pay)	0.63%	6 Month JPY LIBOR	(29,080)
50,000,000	JPY	11/7/2024	CSS (e)	Receive	0.60%	6 Month JPY LIBOR	750
77,200,000	JPY	11/25/2024	CSS (e)	(Pay)	0.62%	6 Month JPY LIBOR	(2,218)
4,200,000	MXN	10/9/2024	BCI (e)	Receive	6.10%	TIIE	6,140
10,000,000	MXN	10/11/2024	BCI (e)	Receive	6.18%	TIIE	19,562
8,000,000	MXN	10/16/2024	BCI (e)	Receive	6.03%	TIIE	8,409
4,000,000	MXN	10/17/2024	BCI (e)	Receive	6.05%	TIIE	4,667
4,000,000	MXN	10/18/2024	BCI (e)	Receive	6.08%	TIIE	5,366
5,700,000	MXN	10/18/2024	BCI (e)	Receive	6.12%	TIIE	8,994
2,000,000	MXN	10/24/2024	BCI (e)	Receive	6.17%	TIIE	3,723
8,000,000	MXN	10/25/2024	BCI (e)	Receive	6.19%	TIIE	15,821
7,200,000	MXN	10/28/2024	BCI (e)	Receive	6.13%	TIIE	11,659
1,200,000	MXN	10/30/2024	BCI (e)	Receive	6.19%	TIIE	2,479
7,400,000	SEK	6/1/2016	BCI (e)	(Pay)	0.28%	3 Month SEK STIBOR	(28)
12,000,000	SEK	8/5/2016	BCI (e)	Receive	0.63%	3 Month SEK STIBOR	9,174
27,000,000	SEK	8/6/2016	BCI (e)	Receive	0.62%	3 Month SEK STIBOR	20,582
31,000,000	SEK	8/7/2016	BCI (e)	Receive	0.63%	3 Month SEK STIBOR	23,918
13,000,000	SEK	8/11/2016	BCI (e)	Receive	0.62%	3 Month SEK STIBOR	9,822
7,000,000	SEK	8/13/2016	BCI (e)	Receive	0.63%	3 Month SEK STIBOR	5,582
5,300,000	SEK	12/1/2016	BCI (e)	(Pay)	0.31%	3 Month SEK STIBOR	14
7,900,000	USD	10/17/2018	CSS (e)	Receive	2.16%	3 Month USD LIBOR	13,904
7,900,000	USD	12/17/2021	CSS (e)	Receive	3.11%	3 Month USD LIBOR	52,564
3,200,000	USD	12/17/2021	CSS (e)	Receive	3.07%	3 Month USD LIBOR	18,513

							$246,162

					Premiums to (Pay) Receive		$—

#	Receive - Fund receives fixed rate and pays variable rate. (Pay) - Fund pays fixed rate and receives variable rate.

As of November 30, 2014, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

GMO Currency Hedged International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2014 (Unaudited)

Notes to Schedule of Investments:

BBSW - Bank Bill Swap Reference Rate

BOBL - Bundesobligationen

CP - Counterparty

EURIBOR - Euro Interbank Offered Rate

JPY LIBOR - London Interbank Offered Rate denominated in Japanese Yen.

OTC - Over-the-Counter

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

TIIE - Tasa de Interes Interbacaria de Equilibrio - 28 - Day Interbank Equilibrium Interest Rate - Mexico

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

(a)	Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic.

(b)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

(c)	The rate disclosed is the 7 day net yield as of November 30, 2014. Note: Yield rounds to 0.00%.

(d)	The rate shown represents yield-to-maturity.

(e)	Interest rate swap was cleared through the CME Group.

Counterparty Abbreviations:

BCI - Barclays Capital Inc.

BCLY - Barclays Bank plc

BOA - Bank of America, N.A.

CITI - Citibank N.A.

CSS - Credit Suisse Securities (USA) LLC

DB - Deutsche Bank AG

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

AUD - Australian Dollar

EUR - Euro

GBP - British Pound

INR - Indian Rupee

JPY - Japanese Yen

KRW - South Korean Won

MXN - Mexican Peso

SEK - Swedish Krona

USD - United States Dollar

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 80.1%

	Asset-Backed Securities — 78.7%
	Auto Other — 2.7%
5,000,000	Ally Master Owner Trust, Series 12-1, Class D, 144A, 3.12%, due 02/15/17	5,018,450
5,500,000	Ally Master Owner Trust, Series 12-3, Class D, 144A, 1 mo. LIBOR + 2.35%, 2.50%, due 06/15/17	5,527,500
3,600,000	Chesapeake Funding LLC, Series 12-2A, Class C, 144A, 1 mo. LIBOR + 1.55%, 1.71%, due 05/07/24	3,646,125
2,500,000	Chesapeake Funding LLC, Series 12-2A, Class D, 144A, 1 mo. LIBOR + 1.85%, 2.01%, due 05/07/24	2,531,934
5,490,000	Ford Credit Floorplan Master Owner Trust, Series 12-5, Class D, 2.73%, due 09/15/19	5,465,123
4,824,000	Ford Credit Floorplan Master Owner Trust, Series 13-1, Class D, 1.82%, due 01/15/18	4,837,218
2,500,000	Navistar Financial Corp. Owner Trust, Series 12-A, Class C, 144A, 2.55%, due 01/18/19	2,501,290
5,000,000	Navistar Financial Corp. Owner Trust, Series 12-A, Class D, 144A, 3.29%, due 01/18/19	5,004,325
7,000,000	Navistar Financial Dealer Note Master Trust, Series 13-1, Class D, 144A, 1 mo. LIBOR + 2.25%, 2.41%, due 01/25/18	7,004,200
7,000,000	Navistar Financial Dealer Note Master Trust, Series 13-2, Class D, 144A, 1 mo. LIBOR + 2.25%, 2.41%, due 09/25/18	7,012,530

	Total Auto Other	48,548,695

	Auto Rental — 1.2%
5,000,000	Avis Budget Rental Car Funding AESOP LLC, Series 13-2A, Class C, 144A, 3.52%, due 02/20/20	5,056,300
4,500,000	Avis Budget Rental Car Funding AESOP LLC, Series 14-1A, Class C, 144A, 3.75%, due 07/20/20	4,601,835
7,000,000	Hertz Fleet Lease Funding LP, Series 13-3, Class D, 144A, 1 mo. LIBOR + 2.00%, 2.16%, due 12/10/27	7,073,010
5,000,000	Hertz Fleet Lease Funding LP, Series 14-1, Class E, 144A, 1 mo. LIBOR + 1.95%, 2.11%, due 04/10/28	5,002,150

	Total Auto Rental	21,733,295

	Auto Retail Prime — 1.3%
10,044,680	Argent Securities, Inc., Series 06-W2, Class A2B, 1 mo. LIBOR + .19%, 0.35%, due 03/25/36	5,173,010
4,500,000	California Republic Auto Receivables Trust, Series 12-1, Class C, 144A, 3.00%, due 01/15/20	4,565,781
13,120,000	California Republic Auto Receivables Trust, Series 13-1, Class C, 144A, 3.25%, due 03/16/20	13,274,003

	Total Auto Retail Prime	23,012,794

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Auto Retail Subprime — 12.5%
12,430,000	AmeriCredit Automobile Receivables Trust, Series 12-2, Class E, 144A, 4.85%, due 08/08/19	12,836,685
3,500,000	AmeriCredit Automobile Receivables Trust, Series 13-1, Class E, 144A, 2.64%, due 07/08/20	3,515,185
9,000,000	AmeriCredit Automobile Receivables Trust, Series 13-3, Class E, 144A, 3.74%, due 12/08/20	9,189,900
13,720,000	AmeriCredit Automobile Receivables Trust, Series 14-2, Class E, 3.37%, due 11/08/21	13,668,239
2,320,000	CarFinance Capital Auto Trust, Series 14-1A, Class C, 144A, 3.45%, due 04/15/20	2,355,519
1,330,000	CarFinance Capital Auto Trust, Series 14-1A, Class D, 144A, 4.90%, due 04/15/20	1,356,237
2,240,000	CFC LLC, Series 14-2A, Class E, 144A, 5.36%, due 11/15/21	2,230,660
4,000,000	CPS Auto Receivables Trust, Series 14-A, Class C, 144A, 3.29%, due 02/18/20	3,913,080
1,500,000	CPS Auto Receivables Trust, Series 14-A, Class D, 144A, 5.11%, due 02/18/20	1,503,240
269,148	CPS Auto Trust, Series 10-PG5, Class A, 144A, 9.25%, due 01/15/18	273,185
291,229	CPS Auto Trust, Series 11-C, Class D, 144A, 10.00%, due 03/15/19	293,734
366,339	CPS Auto Trust, Series 12-A, Class C, 144A, 6.51%, due 06/17/19	371,563
1,305,870	CPS Auto Trust, Series 12-D, Class D, 144A, 4.82%, due 03/16/20	1,318,276
387,987	CPS Auto Trust, Series 12-D, Class E, 144A, 7.26%, due 03/16/20	393,220
1,846,619	CPS Auto Trust, Series 13-A, Class D, 144A, 4.41%, due 06/15/20	1,858,308
928,560	CPS Auto Trust, Series 13-A, Class E, 144A, 6.41%, due 06/15/20	941,764
8,868,859	CPS Auto Trust, Series 13-B, Class D, 144A, 4.66%, due 09/15/20	8,945,397
2,820,000	CPS Auto Trust, Series 13-B, Class E, 144A, 6.41%, due 09/15/20	2,869,406
10,221,584	DT Auto Owner Trust, Series 11-3A, Class D, 144A, 5.83%, due 03/15/18	10,235,608
15,000,000	DT Auto Owner Trust, Series 12-2A, Class D, 144A, 4.35%, due 03/15/19	15,180,469
18,050,000	DT Auto Owner Trust, Series 13-1A, Class D, 144A, 3.74%, due 05/15/20	18,190,606
8,000,000	DT Auto Owner Trust, Series 13-2A, Class D, 144A, 4.18%, due 06/15/20	8,137,500
14,000,000	DT Auto Owner Trust, Series 14-1A, Class D, 144A, 3.98%, due 01/15/21	13,978,125
7,000,000	Exeter Automobile Receivables Trust, Series 13-1A, Class D, 144A, 5.05%, due 10/15/19	7,052,710
25,000,000	Exeter Automobile Receivables Trust, Series 13-2A, Class D, 144A, 6.81%, due 08/17/20	26,313,298
6,000,000	Exeter Automobile Receivables Trust, Series 14-1A, Class C, 144A, 3.57%, due 07/15/19	6,120,000

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Auto Retail Subprime — continued
12,000,000	Exeter Automobile Receivables Trust, Series 14-1A, Class D, 144A, 5.53%, due 02/16/21	12,347,881
5,000,000	Exeter Automobile Receivables Trust, Series 14-2A, Class C, 144A, 3.26%, due 12/16/19	4,888,800
6,000,000	Exeter Automobile Receivables Trust, Series 14-2A, Class D, 144A, 4.93%, due 12/15/20	5,968,860
3,000,000	First Investors Auto Owner Trust, Series 12-2A, Class D, 144A, 3.79%, due 09/16/19	3,072,180
5,500,000	First Investors Auto Owner Trust, Series 13-2A, Class D, 144A, 3.58%, due 06/15/20	5,600,364
3,000,000	Flagship Credit Auto Trust, Series 12-1, Class C, 144A, 4.93%, due 05/15/18	3,047,400
3,000,000	Flagship Credit Auto Trust, Series 14-1, Class C, 144A, 3.34%, due 04/15/20	2,971,080
1,500,000	Flagship Credit Auto Trust, Series 14-1, Class D, 144A, 4.83%, due 06/15/20	1,495,980
1,400,000	Flagship Credit Auto Trust, Series 14-1, Class E, 144A, 5.71%, due 08/16/21	1,392,048
6,000,000	Santander Drive Auto Receivables Trust, Series 13-1, Class C, 1.76%, due 01/15/19	5,986,020
1,000,000	SNAAC Auto Receivables Trust, Series 14-1A, Class E, 144A, 4.58%, due 04/15/21	1,014,000
5,000,000	United Auto Credit Securitization Trust, Series 13-1, Class E, 144A, 4.40%, due 04/15/19	5,046,094

	Total Auto Retail Subprime	225,872,621

	Business Equipment Loans — 1.6%
1,000,000	Ascentium Equipment Receivables, Series 14-1A, Class C, 144A, 2.46%, due 11/13/18	997,900
2,580,000	Ascentium Equipment Receivables, Series 14-1A, Class D, 144A, 3.10%, due 06/10/21	2,583,612
5,000,000	CIT Equipment Collateral, Series 12-VT1, Class D, 144A, 4.12%, due 10/21/19	5,046,150
5,800,000	GE Dealer Floorplan Master Note Trust, Series 12-4, Class B, 1 mo. LIBOR + .70%, 0.86%, due 10/20/17	5,792,280
3,000,000	Great America Leasing Receivables, Series 12-1, Class C, 144A, 3.00%, due 11/15/18	3,059,400
2,841,000	LEAF Receivables Funding 9 LLC, Series 13-1, Class D, 144A, 5.11%, due 09/15/21	2,916,008
5,700,000	LEAF Receivables Funding 9 LLC, Series 13-1, Class E1, 144A, 6.00%, due 09/15/21	5,835,620
2,282,000	LEAF Receivables Funding 9 LLC, Series 13-1, Class E2, 144A, 6.00%, due 09/15/21	2,205,190

	Total Business Equipment Loans	28,436,160

	Collateralized Debt Obligations — 0.6%
5,897,785	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.03%, due 11/23/52 *	5,898
11,233,358	Marathon Real Estate CDO, Series 06-1A, Class A1, 144A, 1 mo. LIBOR + .33%, 0.49%, due 05/25/46	11,045,550

	Total Collateralized Debt Obligations	11,051,448

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Collateralized Loan Obligations — 0.8%
14,000,000	Octagon Investment Partners XXI Ltd., Series 14-1A, Class A1A, 144A, 3 mo. LIBOR + 1.47%, 1.70%, due 11/14/26	13,947,500

	Commercial Mortgage-Backed Securities — 11.2%
1,459,164	Bayview Commercial Asset Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .36%, 0.52%, due 04/25/34	1,357,022
1,424,796	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.53%, due 01/25/35	1,310,812
6,014,224	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.55%, due 01/25/36	5,307,552
10,178,403	Bayview Commercial Asset Trust, Series 06-2A, Class A2, 144A, 1 mo. LIBOR + .28%, 0.44%, due 07/25/36	9,137,152
1,677,684	Bayview Commercial Asset Trust, Series 06-3A, Class A2, 144A, 1 mo. LIBOR + .30%, 0.46%, due 10/25/36	1,411,435
11,665,063	Bayview Commercial Asset Trust, Series 07-2A, Class A1, 144A, 1 mo. LIBOR + .27%, 0.43%, due 07/25/37	9,905,971
9,023,371	Bayview Commercial Asset Trust, Series 07-3, Class A1, 144A, 1 mo. LIBOR + .24%, 0.40%, due 07/25/37	7,918,008
12,218,444	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, 1 mo. LIBOR + 1.30%, 1.46%, due 12/25/37	12,401,721
1,081,388	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, AMBAC, 1 mo. LIBOR + .44%, 0.60%, due 10/25/30	956,509
17,000,000	Commercial Mortgage Pass-Through Certificates, Series 13-300P, Class D, 144A, 4.54%, due 08/10/30	17,153,499
749,579	GE Business Loan Trust, Series 04-1, Class A, 144A, 1 mo. LIBOR + .29%, 0.44%, due 05/15/32	713,974
3,251,586	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.39%, due 11/15/33	2,999,588
7,912,765	GE Business Loan Trust, Series 06-2A, Class A, 144A, 1 mo. LIBOR + .18%, 0.33%, due 11/15/34	7,447,495
13,020,575	GE Business Loan Trust, Series 07-1A, Class A, 144A, 1 mo. LIBOR + .17%, 0.32%, due 04/16/35	12,382,567
13,308,794	GE Business Loan Trust, Series 07-1A, Class D, 144A, 1 mo. LIBOR + 1.00%, 1.15%, due 04/16/35	10,913,211
5,000,000	GP Portfolio Trust, Series 14-GPP, Class D, 144A, 1 mo. LIBOR + 2.75%, 2.90%, due 02/15/27	5,004,500
23,592,033	Hilton USA Trust, Series 13-HLF, Class EFL, 144A, 1 mo. LIBOR + 3.75%, 3.91%, due 11/05/30	23,615,625
5,850,000	Hilton USA Trust, Series 13-HLT, Class EFX, 144A, 5.61%, due 11/05/30	6,012,630

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Commercial Mortgage-Backed Securities — continued
15,750,000	JP Morgan Chase Commercial Mortgage Securities Corp., Series 14-FBLU, Class D, 144A, 1 mo. LIBOR + 2.60%, 2.76%, due 12/15/28	15,740,550
3,770,759	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.41%, due 02/25/30	3,555,976
2,523,604	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.41%, due 09/25/30	2,359,570
9,823,854	Monty Parent Issuer LLC, Series 2013-LTR1, Class A, 144A, 3.47%, due 11/20/28	9,836,133
16,176,200	Monty Parent Issuer LLC, Series 2013-LTR1, Class B, 144A, 4.25%, due 11/20/28	16,176,200
19,000,000	SCG Trust, Series 13-SRP1, Class D, 144A, 1 mo. LIBOR + 3.34%, 3.50%, due 11/15/26	18,790,240

	Total Commercial Mortgage-Backed Securities	202,407,940

	Consumer Loans — 3.5%
15,500,000	OneMain Financial Issuance Trust 2014-1, Series 14-1A, Class A, 144A, 2.43%, due 06/18/24	15,573,005
10,000,000	OneMain Financial Issuance Trust 2014-1, Series 14-1A, Class B, 144A, 3.24%, due 06/18/24	10,093,600
30,000,000	Springleaf Funding Trust, Series 14-AA, Class A, 144A, 2.41%, due 12/15/22	29,871,000
4,500,000	Springleaf Funding Trust, Series 14-AA, Class B, 144A, 3.45%, due 12/15/22	4,519,800
4,000,000	Springleaf Funding Trust, Series 14-AA, Class C, 144A, 4.45%, due 12/15/22	4,008,688

	Total Consumer Loans	64,066,093

	Insured Other — 0.4%
3,288,000	Toll Road Investment Part II, Series 1999B, 144A, NPG, Zero Coupon, due 02/15/30	1,160,664
30,500,000	Toll Road Investment Part II, Series C, 144A, NPG, Zero Coupon, due 02/15/37	6,679,500

	Total Insured Other	7,840,164

	Insured Residential Mortgage-Backed Securities — 0.6%
1,447,671	Ameriquest Mortgage Securities, Inc., Series 04-R6, Class A1, XL, 1 mo. LIBOR + .42%, 0.57%, due 07/25/34	1,440,433
334,034	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, AMBAC, 1 mo. LIBOR + .34%, 0.50%, due 10/25/34	296,388
699,283	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.49%, due 01/25/35	615,789
6,151,959	Countrywide Home Equity Loan Trust, Series 07-E, Class A, MBIA, 1 mo. LIBOR + .15%, 0.30%, due 06/15/37	5,201,481
2,878,767	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, 1 mo. LIBOR + .23%, 0.39%, due 10/25/34	2,525,830

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Insured Residential Mortgage-Backed Securities — continued
55,541	GreenPoint Home Equity Loan Trust, Series 04-1, Class A, AMBAC, 1 mo. LIBOR + .23%, 0.62%, due 07/25/29	54,880
141,390	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, 1 mo. LIBOR + .28%, 0.71%, due 08/15/30	117,354
140,408	Lehman ABS Corp., Series 04-2, Class A, AMBAC, 1 mo. LIBOR + .22%, 0.60%, due 06/25/34	135,143
52,382	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.45%, due 12/25/32	48,834

	Total Insured Residential Mortgage-Backed Securities	10,436,132

	Miscellaneous — 5.3%
12,898,318	Aircraft Finance Trust, Series 99-1A, Class A1, 1 mo. LIBOR + .48%, 0.63%, due 05/15/24	5,030,344
1,059,363	BXG Receivables Note Trust, Series 10-A, Class B, 144A, 7.50%, due 03/02/26	1,114,662
2,701,825	BXG Receivables Note Trust, Series 12-A, Class B, 144A, 3.99%, due 12/02/27	2,704,014
5,317,740	BXG Receivables Note Trust, Series 13-A, Class B, 144A, 4.00%, due 12/04/28	5,388,307
40,598,801	CKE Restaurant Holdings, Inc., Series 13-1A, Class A2, 144A, 4.47%, due 03/20/43	41,617,830
4,182,959	Continental Airlines, Inc., Series 99-1A, 6.55%, due 08/02/20	4,595,817
8,950,602	Fairway Outdoor Funding LLC, Series 12-1A, Class A2, 144A, 4.21%, due 10/15/42	9,035,991
8,000,000	Guanay Finance Ltd., 144A, 6.00%, due 12/15/20	8,500,000
6,396,526	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.35%, due 09/15/41	6,184,891
6,681,295	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.35%, due 12/15/41	6,491,296
6,000,000	Trafigura Securitisation Finance Plc, Series 12-1A, Class A, 144A, 1 mo. LIBOR + 2.40%, 2.55%, due 10/15/15	6,038,437

	Total Miscellaneous	96,701,589

	Residential Mortgage-Backed Securities - Non-Performing Loans — 2.1%
12,310,974	Stanwich Mortgage Loan Trust, Series 13-NPL2, Class A, 144A, 3.23%, due 04/16/59	12,324,516
3,366,200	Vericrest Opportunity Loan Transferee, Series 13-NPL5, Class A1, 144A, 3.63%, due 04/25/55	3,366,200
8,654,529	Vericrest Opportunity Loan Transferee, Series 13-NPL6, Class A1, 144A, 3.63%, due 03/25/54	8,654,529
4,284,393	Vericrest Opportunity Loan Transferee, Series 13-NPL7, Class A1, 144A, 3.63%, due 11/25/53	4,284,393

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Mortgage-Backed Securities - Non-Performing Loans — continued
4,670,736	Vericrest Opportunity Loan Transferee, Series 14-NPL1, Class A1, 144A, 3.63%, due 10/27/53	4,673,072
5,258,064	Vericrest Opportunity Loan Transferee, Series 14-NPL2, Class A1, 144A, 3.63%, due 11/25/53	5,264,637

	Total Residential Mortgage-Backed Securities - Non-Performing Loans	38,567,347

	Residential Mortgage-Backed Securities - Other — 5.1%
1,841,162	ACE Securities Corp., Series 06-ASL1, Class A, 1 mo. LIBOR + 0.28%, 0.44%, due 02/25/36	756,718
2,872,474	ACE Securities Corp., Series 06-SL1, Class A, 1 mo. LIBOR + 0.32%, 0.48%, due 09/25/35	1,786,678
6,000,000	American Homes 4 Rent, Series 2014-SFR1, Class D, 144A, 1 mo. LIBOR + 2.10%, 2.35%, due 06/17/31	5,770,800
11,062,000	American Homes 4 Rent, Series 2014-SFR1, Class E, 144A, 1 mo. LIBOR + 2.50%, 2.75%, due 06/17/31	10,061,995
1,000,000	American Homes 4 Rent, Series 2014-SFR1, Class F, 144A, 1 mo. LIBOR + 3.25%, 3.50%, due 06/17/31	926,300
2,892,778	Banc of America Funding Corp., Series 12-R4, Class A, 144A, 1 mo. LIBOR + .26%, 0.42%, due 03/04/39	2,834,923
5,390,424	Bayview Financial Acquisition Trust, Series 04-B, Class A1, 144A, 1 mo. LIBOR + .50%, 1.16%, due 05/28/39	3,126,446
5,669,634	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.46%, due 05/28/39	2,381,246
8,525,538	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.16%, due 02/28/40	6,727,502
1,492,147	Bear Stearns Mortgage Funding Trust, Series 07-SL2, Class 1A, 1 mo. LIBOR + .16%, 0.47%, due 02/25/37	2,034,095
367,595	Chevy Chase Mortgage Funding Corp., Series 04-3A, Class A2, 144A, 1 mo. LIBOR + .30%, 0.46%, due 08/25/35	327,160
11,500,000	Colony American Homes 2014-1, Series 14-1A, Class D, 144A, 1 mo. LIBOR + 2.15%, 2.40%, due 05/17/31	11,068,750
1,000,000	Invitation Homes Trust, Series 13-SFR1, Class D, 144A, 1 mo. LIBOR + 2.15%, 2.40%, due 12/17/30	976,225
21,000,000	Invitation Homes Trust, Series 14-SFR1, Class F, 144A, 1 mo. LIBOR + 3.75%, 3.91%, due 06/17/31	19,711,125
9,400,000	LSTAR Securities Investment Trust 2014-2, Series 14-2, Class A, 144A, 1 mo. LIBOR + 2.00%, 2.15%, due 12/01/21	9,249,017

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Mortgage-Backed Securities - Other — continued
5,416,325	Master Second Lien Trust, Series 06-1, Class A, 1 mo. LIBOR + 0.32%, 0.48%, due 03/25/36	1,462,408
1,521,635	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, 1 mo. LIBOR + .25%, 0.40%, due 02/26/34	1,368,758
15,608,514	Washington Mutual Mortgage Pass-Through, Series 06-AR10, Class A2A, 1 mo. LIBOR + .17%, 0.33%, due 12/25/36	12,258,146

	Total Residential Mortgage-Backed Securities - Other	92,828,292

	Residential Mortgage-Backed Securities - Overseas — 0.9%
10,687,361	Paragon Mortgages Plc, Series 12A, Class A2C, 144A, 3 mo. LIBOR + .22%, 0.45%, due 11/15/38	10,059,479
6,382,742	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .20%, 0.43%, due 09/15/39	6,018,287

	Total Residential Mortgage-Backed Securities - Overseas	16,077,766

	Residential Mortgage-Backed Securities - Subprime — 16.2%
1,082,025	Accredited Mortgage Loan Trust, Series 04-4, Class A1B, 1 mo. LIBOR + 0.78%, 0.93%, due 01/25/35	1,038,744
1,061,493	ACE Securities Corp., Series 06-ASP2, Class A2C, 1 mo. LIBOR + .18%, 0.34%, due 03/25/36	1,048,808
18,762,409	ACE Securities Corp., Series 06-ASP5, Class A2C, 1 mo. LIBOR + .18%, 0.33%, due 10/25/36	9,634,497
594,748	ACE Securities Corp., Series 06-HE3, Class A2B, 1 mo. LIBOR + .09%, 0.25%, due 06/25/36	349,266
7,797,492	ACE Securities Corp., Series 06-OP1, Class A2C, 1 mo. LIBOR + .15%, 0.31%, due 04/25/36	7,142,503
1,030,783	Argent Securities, Inc., Series 04-W8, Class A5, 1 mo. LIBOR + 1.04%, 1.20%, due 05/25/34	1,014,838
58,691,207	Argent Securities, Inc., Series 06-M1, Class A2C, 1 mo. LIBOR + .15%, 0.31%, due 07/25/36	25,137,444
7,694,847	Argent Securities, Inc., Series 06-M2, Class A2B, 1 mo. LIBOR + .11%, 0.27%, due 09/25/36	3,097,176
7,660,825	Asset-Backed Funding Certificates, Series 06-OPT2, Class A3C, 1 mo. LIBOR + .15%, 0.31%, due 10/25/36	6,550,772
2,428,090	Bear Stearns Asset-Backed Securities, Inc., Series 07-AQ1, Class A1, 1 mo. LIBOR + .11%, 0.26%, due 11/25/36	2,480,051
3,774,669	Bear Stearns Asset-Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.35%, due 11/25/36	2,041,719

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Mortgage-Backed Securities - Subprime — continued
3,890,635	Centex Home Equity, Series 06-A, Class AV3, 1 mo. LIBOR + .16%, 0.32%, due 06/25/36	3,873,555
1,392,481	Citigroup Mortgage Loan Trust, Inc., Series 03-HE3, Class A, AMBAC, 1 mo. LIBOR + .38%, 0.54%, due 12/25/33	1,336,782
348,463	Citigroup Mortgage Loan Trust, Inc., Series 06-WFH4, Class A3, 1 mo. LIBOR + .15%, 0.31%, due 11/25/36	347,128
9,432,464	Citigroup Mortgage Loan Trust, Inc., Series 07-AMC4, Class A2B, 1 mo. LIBOR + .14%, 0.30%, due 05/25/37	9,085,821
26,548,865	Countrywide Asset-Backed Certificates, Series 06-BC3, Class 2A2, 1 mo. LIBOR + .14%, 0.30%, due 02/25/37	25,654,169
459,006	Equity One ABS, Inc., Series 04-1, Class AV2, 1 mo. LIBOR + .30%, 0.46%, due 04/25/34	371,866
8,486,478	First Franklin Mortgage Loan Asset-Backed Certificates, Series 06-FF5, Class 2A3, 1 mo. LIBOR + .16%, 0.32%, due 04/25/36	6,704,318
6,435,735	Fremont Home Loan Trust, Series 06-1, Class 2A3, 1 mo. LIBOR + .18%, 0.34%, due 04/25/36	5,830,776
2,241,680	Fremont Home Loan Trust, Series 06-A, Class 1A2, 1 mo. LIBOR + .20%, 0.35%, due 05/25/36	287,215
11,891,989	GE-WMC Mortgage Securities, Series 06-1, Class A2B, 1 mo. LIBOR + .15%, 0.31%, due 08/25/36	5,763,452
4,402,516	Household Home Equity Loan Trust, Series 06-1, Class A1, 1 mo. LIBOR + .16%, 0.32%, due 01/20/36	4,386,007
1,380,098	JP Morgan Mortgage Acquisition Corp., Series 07-CH3, Class A3, 1 mo. LIBOR + .15%, 0.31%, due 03/25/37	1,355,946
248,322	Master Asset-Backed Securities Trust, Series 05-FRE1, Class A4, 1 mo. LIBOR + .25%, 0.41%, due 10/25/35	247,701
21,245,172	Master Asset-Backed Securities Trust, Series 06-HE3, Class A3, 1 mo. LIBOR + .15%, 0.31%, due 08/25/36	9,241,650
12,837,341	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.32%, due 10/25/36	8,023,338
4,305,394	Merrill Lynch Mortgage Investors, Series 07-HE2, Class A2A, 1 mo. LIBOR + .12%, 0.28%, due 02/25/37	2,226,750
1,211,529	Morgan Stanley Capital, Inc., Series 04-SD1, Class A, 1 mo. LIBOR + 0.80%, 0.96%, due 08/25/34	1,165,491
1,093,543	Morgan Stanley Capital, Inc., Series 06-NC3, Class A2C, 1 mo. LIBOR + 0.17%, 0.33%, due 03/25/36	1,086,435
29,391,324	Morgan Stanley Capital, Inc., Series 07-HE4, Class A2C, 1 mo. LIBOR + .23%, 0.39%, due 02/25/37	15,092,445

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Mortgage-Backed Securities - Subprime — continued
1,349,217	Morgan Stanley Home Equity Loan Trust, Series 07-1, Class A2, 1 mo. LIBOR + .10%, 0.26%, due 12/25/36	812,566
7,599,719	Morgan Stanley Home Equity Loans, Series 06-3, Class A3, 1 mo. LIBOR + .16%, 0.32%, due 04/25/36	5,722,588
1,195,042	Morgan Stanley Home Equity Loans, Series 07-2, Class A1, 1 mo. LIBOR + .10%, 0.26%, due 04/25/37	741,045
17,005,000	Nomura Home Equity Loan, Inc., Series 06-HE1, Class M1, 1 mo. LIBOR + .41%, 0.57%, due 02/25/36	14,624,300
900,000	Nomura Home Equity Loan, Inc., Series 06-HE3, Class 2A3, 1 mo. LIBOR + .15%, 0.31%, due 07/25/36	813,516
14,138,862	Opteum Mortgage Acceptance Corp., Series 06-2, Class A1C, 1 mo. LIBOR + .27%, 0.43%, due 07/25/36	10,038,592
384,831	Quest Trust, Series 04-X1, Class A, 144A, AMBAC, 1 mo. LIBOR + 0.66%, 0.82%, due 03/25/34	374,248
1,364,085	RAAC Series Trust, Series 06-SP1, Class A2, 1 mo. LIBOR + .19%, 0.35%, due 09/25/45	1,355,628
837,898	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.38%, due 11/25/35	829,519
44,473,755	Residential Asset Mortgage Products, Inc., Series 06-RS3, Class A4, 1 mo. LIBOR + .30%, 0.46%, due 05/25/36	33,488,739
7,080,922	Residential Asset Mortgage Products, Inc., Series 07-RZ1, Class A2, 1 mo. LIBOR + 0.32%, 0.32%, due 02/25/37	6,474,087
10,000,000	Residential Asset Securities Corp., Series 07-KS3, Class AI3, 1 mo. LIBOR + .25%, 0.41%, due 04/25/37	9,000,000
262,783	Saxon Asset Securities Trust, Series 04-1, Class A, 1 mo. LIBOR + 0.54%, 0.69%, due 03/25/35	211,417
11,069,146	Saxon Asset Securities Trust, Series 06-2, Class A3C, 1 mo. LIBOR + .15%, 0.31%, due 09/25/36	10,429,349
6,175,846	Securitized Asset-Backed Receivables LLC, Series 06-NC2, Class A3, 1 mo. LIBOR + .24%, 0.40%, due 03/25/36	5,558,261
18,291,534	Securitized Asset-Backed Receivables LLC, Series 06-WM1, Class A2C, 1 mo. LIBOR + .29%, 0.45%, due 12/25/35	15,900,831
696,287	Securitized Asset-Backed Receivables LLC Trust, Series 06-HE1, Class A2C, 1 mo. LIBOR + .16%, 0.32%, due 07/25/36	349,884
20,055,193	SG Mortgage Securities Trust, Series 06-FRE2, Class A2C, 1 mo. LIBOR + .16%, 0.32%, due 07/25/36	8,222,629
6,949,086	Soundview Home Equity Loan Trust, Series 07-OPT1, Class 2A1, 1 mo. LIBOR + .08%, 0.24%, due 06/25/37	4,126,020

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Residential Mortgage-Backed Securities - Subprime — continued
3,036,043	Structured Asset Investment Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .20%, 0.36%, due 01/25/36	2,982,912

	Total Residential Mortgage-Backed Securities - Subprime	293,672,794

	Student Loans — 8.5%
8,210,000	National Collegiate Student Loan Trust, Series 06-2, Class A3, 1 mo. LIBOR + .21%, 0.37%, due 11/25/27	7,512,150
15,000,000	National Collegiate Student Loan Trust, Series 05-2, Class A4, 1 mo. LIBOR + .27%, 0.43%, due 09/25/29	13,875,000
1,329,341	National Collegiate Student Loan Trust, Series 06-1, Class A3, 1 mo. LIBOR + .19%, 0.35%, due 05/25/26	1,324,356
5,000,000	National Collegiate Student Loan Trust, Series 05-3, Class A4, 1 mo. LIBOR + .28%, 0.44%, due 04/25/29	4,700,000
6,387,101	National Collegiate Student Loan Trust, Series 06-3, Class A3, 1 mo. LIBOR + .15%, 0.31%, due 10/25/27	6,243,391
2,450,000	National Collegiate Student Loan Trust, Series 06-3, Class A4, 1 mo. LIBOR + .27%, 0.43%, due 03/26/29	2,180,500
12,336,867	National Collegiate Student Loan Trust, Series 07-1, Class A2, 1 mo. LIBOR + .13%, 0.29%, due 11/27/28	12,213,498
31,458,000	SLC Student Loan Trust, Series 06-A, Class C, 3 mo. LIBOR + .45%, 0.68%, due 07/15/36	27,053,880
3,881,356	SLM Private Credit Student Loan Trust, Series 04-B, Class B, 3 mo. LIBOR + .47%, 0.70%, due 09/15/33	3,696,060
6,000,000	SLM Student Loan Trust, Series 11-B, Class A3, 144A, 1 mo. LIBOR + 2.25%, 2.40%, due 06/16/42	6,307,800
8,000,000	SLM Student Loan Trust, Series 04-A, Class A3, 3 mo. LIBOR + .40%, 0.63%, due 06/15/33	7,640,000
3,584,360	SLM Student Loan Trust, Series 04-A, Class B, 3 mo. LIBOR + .58%, 0.81%, due 06/15/33	3,430,519
8,500,000	SLM Student Loan Trust, Series 04-B, Class A3, 3 mo. LIBOR + .33%, 0.56%, due 03/15/24	8,019,750
9,000,000	SLM Student Loan Trust, Series 04-B, Class A4, 3 mo. LIBOR + .43%, 0.66%, due 09/15/33	7,920,000
14,000,000	SLM Student Loan Trust, Series 05-A, Class A3, 3 mo. LIBOR + .20%, 0.43%, due 06/15/23	13,440,000
11,537,782	SLM Student Loan Trust, Series 06-C, Class A4, 3 mo. LIBOR + .17%, 0.40%, due 03/15/23	11,220,493
5,927,957	SLM Student Loan Trust, Series 10-A, Class 2A, 144A, 1 mo. LIBOR + 3.25%, 3.40%, due 05/16/44	6,240,099

Par Value ($)	Description	Value ($)
	Asset-Backed Securities — continued
	Student Loans — continued
3,000,000	SLM Student Loan Trust, Series 12-B, Class A2, 144A, 3.48%, due 10/15/30	3,126,480
7,000,000	SLM Student Loan Trust, Series 14-A, Class B, 144A, 3.50%, due 11/15/44	6,804,994

	Total Student Loans	152,948,970

	Time Share — 4.2%
7,291,774	Diamond Resorts Owner Trust, Series 13-2, Class A, 144A, 2.27%, due 05/20/26	7,319,891
2,643,268	Diamond Resorts Owner Trust, Series 13-2, Class B, 144A, 2.62%, due 05/20/26	2,650,585
4,118,503	Marriott Vacation Club Owner Trust, Series 12-1A, Class B, 144A, 3.50%, due 05/20/30	4,220,880
1,123,225	Orange Lake Timeshare Trust, Series 12-AA, Class B, 144A, 4.87%, due 03/10/27	1,161,644
109,206	Sierra Receivables Funding Co. LLC, Series 11-1A, Class B, 144A, 4.23%, due 04/20/26	111,131
2,528,805	Sierra Receivables Funding Co. LLC, Series 12-1A, Class B, 144A, 3.58%, due 11/20/28	2,571,602
5,367,162	Sierra Receivables Funding Co. LLC, Series 12-2A, Class B, 144A, 3.42%, due 03/20/29	5,466,702
1,335,051	Sierra Receivables Funding Co. LLC, Series 12-3A, Class B, 144A, 2.66%, due 08/20/29	1,340,683
2,987,729	Sierra Receivables Funding Co. LLC, Series 13-1A, Class B, 144A, 2.39%, due 11/20/29	2,990,494
9,604,362	Sierra Receivables Funding Co. LLC, Series 13-2A, Class C, 144A, 4.75%, due 11/20/25	9,802,711
6,584,852	Silverleaf Finance LLC, Series 12-D, Class B, 144A, 4.45%, due 03/17/25	6,680,860
7,903,240	Silverleaf Finance LLC, Series 13-A, Class B, 144A, 3.67%, due 03/16/26	7,943,736
465,200	Silverleaf Finance Vii LLC, Series 10-A, Class B, 144A, 8.00%, due 07/15/22	469,852
202,259	Silverleaf Finance Vii LLC, Series 10-A, Class C, 144A, 10.00%, due 07/15/22	203,586
7,362,543	Welk Resorts LLC, Series 13-AA, Class A, 144A, 3.10%, due 03/15/29	7,314,686
852,236	Westgate Resorts LLC, Series 12-1, Class B, 144A, 5.50%, due 09/20/25	855,109
661,185	Westgate Resorts LLC, Series 12-2A, Class B, 144A, 4.50%, due 01/20/25	667,671
991,778	Westgate Resorts LLC, Series 12-2A, Class C, 144A, 9.00%, due 01/20/25	1,015,715
2,067,978	Westgate Resorts LLC, Series 12-3A, Class A, 144A, 2.50%, due 03/20/25	2,076,787
3,888,977	Westgate Resorts LLC, Series 13-1A, Class A, 144A, 2.25%, due 08/20/25	3,899,461
3,888,977	Westgate Resorts LLC, Series 13-1A, Class B, 144A, 3.75%, due 08/20/25	3,917,275
3,630,279	Westgate Resorts LLC, Series 14-AA, Class A, 144A, 6.25%, due 10/20/26	3,623,004

	Total Time Share	76,304,065

	Total Asset-Backed Securities	1,424,453,665

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Par Value ($) / Shares	Description	Value ($)
	U.S. Government Agency — 1.4%
774,304	Agency for International Development Floater (Support of Jamaica), 3 mo. LIBOR + .30%, 0.53%, due 10/01/18 (a)	759,202
10,368,750	Agency for International Development Floater (Support of Morocco), 6 mo. LIBOR - .02%, 0.31%, due 02/01/25 (a)	9,764,591
9,000,000	Agency for International Development Floater (Support of Morocco), 6 mo. LIBOR + .15%, 0.48%, due 10/29/26 (a)	8,466,876
6,345,000	Agency for International Development Floater (Support of Tunisia), 6 mo. LIBOR, 0.31%, due 07/01/23 (a)	6,036,763
200,000	U.S. Department of Transportation, 144A, 6.00%, due 12/07/21	213,500

	Total U.S. Government Agency	25,240,932

	TOTAL DEBT OBLIGATIONS (COST $1,531,670,829)	1,449,694,597

	MUTUAL FUNDS — 2.5%

	Affiliated Issuers — 2.5%
1,793,273	GMO U.S. Treasury Fund	44,831,828

	TOTAL MUTUAL FUNDS (COST $44,831,828)	44,831,828

	SHORT-TERM INVESTMENTS — 17.1%

	Money Market Funds — 0.5%
8,882,228	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 0.00% (b)	8,882,228

	U.S. Government — 16.6%
45,000,000	U.S. Treasury Bill, 0.04%, due 12/26/14 (c)	44,998,650
15,000,000	U.S. Treasury Bill, 0.06%, due 04/23/15 (c)	14,996,430
45,000,000	U.S. Treasury Bill, 0.05%, due 04/02/15 (c)	44,993,115
20,000,000	U.S. Treasury Bill, 0.05%, due 04/09/15 (c)	19,996,600
22,000,000	U.S. Treasury Bill, 0.05%, due 04/16/15 (c)	21,995,842

Par Value ($)	Description	Value ($)
	U.S. Government — continued
44,000,000	U.S. Treasury Bill, 0.02%, due 01/02/15 (c) (d)	43,999,296
25,000,000	U.S. Treasury Bill, 0.02%, due 12/04/14 (c)	24,999,950
70,000,000	U.S. Treasury Bill, 0.02%, due 12/18/14 (c)	69,999,230
15,000,000	U.S. Treasury Bill, 0.07%, due 05/07/15 (c)	14,995,755

	Total U.S. Government	300,974,868

	TOTAL SHORT-TERM INVESTMENTS (COST $309,862,402)	309,857,096

	TOTAL INVESTMENTS — 99.7% (Cost $1,886,365,059)	1,804,383,521

	Other Assets and Liabilities (net) — 0.3%	5,380,330

	TOTAL NET ASSETS — 100.0%	$1,809,763,851

A summary of outstanding financial instruments at November 30, 2014 is as follows:

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Sales
976	U.S. Treasury Note 5 Yr. (CBT)	March 2015	$116,624,376	$(348,614)
126	U.S. Treasury Note 10 Yr. (CBT)	March 2015	16,007,906	(69,079)

			$132,632,282	$(417,693)

+	Buys - Fund is long the underlying asset to the contract. Sales - Fund is short the underlying asset to the contract.

Swap Contracts

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Net Unrealized Appreciation/ (Depreciation)
20,000,000	USD	6/20/2016	GS	Receive	5.00%	8.02%	MBIA Corp	20,000,000	USD	$(668,850)
20,000,000	USD	3/20/2017	GS	(Pay)	5.00%	8.68%	MBIA Corp	N/A		1,258,072

										$589,222

							Premiums to (Pay) Receive			$(300,000)

GMO Debt Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2014 (Unaudited)

^	Receive - Fund receives a premium and sells credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(Pay) - Fund pays premium and buys credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	As of November 30, 2014, implied credit spreads in absolute terms and utilized in determining the market value of credit default swap contracts on the reference security serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e., higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
50,000,000	USD	2/5/2019	CSS (e)	(Pay)	1.57%	3 Month USD LIBOR	$(247,603)
4,000,000	USD	3/18/2020	CSS (e)	(Pay)	1.85%	3 Month USD LIBOR	(9,467)

							$(257,070)

					Premiums to (Pay) Receive		$7,000

#	Receive - Fund receives fixed rate and pays variable rate. (Pay) - Fund pays fixed rate and receives variable rate.

As of November 30, 2014, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

CDO - Collateralized Debt Obligation

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

NPG – National Public Finance Guarantee Corporation.

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

The rates on variable rate notes are subject to change based on the terms of the security. The rates shown are the interest rates at November 30, 2014.

*	Non-income producing security.
(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
(b)	The rate disclosed is the 7 day net yield as of November 30, 2014. Note: Yield rounds to 0.00%.
(c)	The rate shown represents yield-to-maturity.
(d)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.
(e)	Interest rate swap was cleared through the CME Group.

Counterparty Abbreviations:

CSS - Credit Suisse Securities (USA) LLC

GS - Goldman Sachs International

Currency Abbreviations:

USD - United States Dollar

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Par Value		Description	Value ($)
		DEBT OBLIGATIONS — 87.3%

		Albania — 1.1%
		Foreign Government Obligations
EUR	3,760,000	Albania Government International Bond, 7.50%, due 11/04/15	4,883,487
USD	49,249,849	Republic of Albania Par Bond, Zero Coupon, due 08/31/25 (a)	33,982,396

		Total Albania	38,865,883

		Argentina — 7.2%
		Foreign Government Obligations — 6.0%
USD	9,000,000	Province of Buenos Aires, Reg S, Step Up, 4.00%, due 05/15/35	5,130,000
USD	57,483,558	Republic of Argentina Discount Bond, 8.28%, due 12/31/33 (b)	51,304,075
USD	10,786,557	Republic of Argentina Discount Bond, 8.28%, due 12/31/33	9,103,854
EUR	2,160,205	Republic of Argentina Discount Bond, 7.82%, due 12/31/33 (b)	2,365,389
DEM	3,830,000	Republic of Argentina Discount Bond, Series DM, 6 mo. DEM LIBOR + .81%, due 03/31/23 (b)	2,509,746
EUR	298,220,524	Republic of Argentina GDP Linked, due 12/15/35 (c)	29,686,053
USD	5,440,000	Republic of Argentina Par Bond, Step Up, 2.50%, due 12/31/38	2,877,760
EUR	162,500,000	Republic of Argentina Par Bond, Step Up, 2.26%, due 12/31/38 (b)	102,615,829
EUR	8,930,000	Republic of Argentina Par Bond, 2.26%, due 12/31/38 (b)	5,528,019

			211,120,725

		Judgments — 1.2%
USD	32,000,000	Republic of Argentina Discount Bond, Series L-GL, 6 mo. LIBOR + .81%, due 03/31/23 (b) (d) (e)	28,928,000
USD	15,000,000	Republic of Argentina Global Par Bond, Series L-GP, Step Up, 6.00%, due 03/31/23 (b) (d) (e)	13,560,000

			42,488,000

		Total Argentina	253,608,725

		Armenia — 0.5%
		Foreign Government Obligations
USD	17,000,000	Republic of Armenia, Reg S, 6.00%, due 09/30/20	17,446,250

		Azerbaijan — 0.7%
		Foreign Government Obligations
USD	23,000,000	Republic of Azerbaijan International Bond, Reg S, 4.75%, due 03/18/24	23,517,500

		Bahrain — 1.0%
		Foreign Government Obligations
USD	18,000,000	Bahrain Government International Bond, Reg S, 6.13%, due 08/01/23	20,430,000

Par Value		Description	Value ($)
		Bahrain — continued
		Foreign Government Obligations — continued
USD	13,000,000	Bahrain Government International Bond, 144A, 6.00%, due 09/19/44	13,276,250

		Total Bahrain	33,706,250

		Barbados — 0.1%
		Foreign Government Obligations
USD	2,800,000	Government of Barbados, Reg S, 7.00%, due 08/04/22	2,611,000

		Belarus — 0.1%
		Foreign Government Obligations
USD	5,000,000	Republic of Belarus, Reg S, 8.95%, due 01/26/18	5,350,000

		Belize — 0.5%
		Foreign Government Obligations
USD	21,413,400	Republic of Belize, Reg S, Step Up, 5.00%, due 02/20/38	16,220,650

		Bosnia & Herzegovina — 0.1%
		Foreign Government Obligations
DEM	8,274,920	Bosnia & Herzegovina, Series A, 6 mo. DEM LIBOR + .81%, 1.10%, due 12/11/17	4,790,701

		Brazil — 3.3%
		Foreign Government Agency — 1.7%
USD	31,000,000	Banco Nacional de Desenvolvimento Economico e Social, Reg S, 5.75%, due 09/26/23	32,627,500
USD	27,000,000	Petrobras Global Finance BV, 7.25%, due 03/17/44	28,306,800

			60,934,300

		Foreign Government Obligations — 1.6%
USD	20,000,000	Republic of Brazil, 7.13%, due 01/20/37	25,475,000
USD	21,000,000	Republic of Brazil, 8.25%, due 01/20/34	29,295,000

			54,770,000

		Total Brazil	115,704,300

		Chile — 0.6%
		Corporate Debt
USD	17,000,000	Empresa Nacional de Electricidad SA, 8.13%, due 02/01/97	21,250,000

		Colombia — 1.9%
		Foreign Government Agency — 0.9%
USD	17,000,000	Ecopetrol SA, 7.38%, due 09/18/43	20,116,780
USD	12,000,000	Ecopetrol SA, 5.88%, due 05/28/45	11,910,000

			32,026,780

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Par Value		Description	Value ($)
		Colombia — continued
		Foreign Government Obligations — 1.0%
USD	18,000,000	Colombia Government International Bond, 5.63%, due 02/26/44	20,430,000
USD	8,000,000	Republic of Colombia, 8.70%, due 02/15/16	8,740,000
USD	3,800,000	Republic of Colombia, 11.85%, due 03/09/28 (d)	5,886,999

			35,056,999

		Total Colombia	67,083,779

		Congo Republic (Brazzaville) — 2.6%
		Foreign Government Obligations
USD	97,469,164	ndeiRepublic of Congo, Reg S, Series INTL, Step Up, 3.50%, due 06/30/29	90,646,323

		Costa Rica — 0.4%
		Foreign Government Agency — 0.3%
USD	12,800,000	Instituto Costarricense de Electricidad, Reg S, 6.38%, due 05/15/43	10,992,000

		Foreign Government Obligations — 0.1%
USD	3,000,000	Costa Rica Government International Bond, Reg S, 5.63%, due 04/30/43	2,595,000

		Total Costa Rica	13,587,000

		Croatia — 1.5%
		Foreign Government Obligations
USD	6,000,000	Croatia Government International Bond, Reg S, 6.38%, due 03/24/21	6,622,500
USD	24,000,000	Croatia Government International Bond, Reg S, 5.50%, due 04/04/23	25,230,000
USD	18,000,000	Croatia Government International Bond, Reg S, 6.00%, due 01/26/24	19,530,000

		Total Croatia	51,382,500

		Dominican Republic — 2.7%
		Asset-Backed Securities — 0.7%
USD	25,327,597	Autopistas Del Nordeste Ltd., Reg S, 9.39%, due 01/15/26 (d)	25,038,654

		Foreign Government Agency — 0.2%
USD	5,800,000	Banco de Reservas de la Republica Dominicana, Reg S, 7.00%, due 02/01/23	5,865,714

		Foreign Government Obligations — 1.8%
USD	8,000,000	Dominican Republic, Reg S, 8.63%, due 04/20/27	9,740,000
USD	38,607,000	Dominican Republic Discount Bond, 6 mo. LIBOR + .81%, 1.14%, due 08/30/24	33,925,901
USD	19,000,000	Dominican Republic International Bond, Reg S, 7.45%, due 04/30/44	21,375,000

			65,040,901

		Total Dominican Republic	95,945,269

Par Value		Description	Value ($)
		Ecuador — 0.5%
		Foreign Government Obligations
USD	6,000,000	Ecuador Government International Bond, 144A, 7.95%, due 06/20/24	6,165,000
USD	15,876,000	Republic of Ecuador, Step Up, Reg S, 10.00%, due 08/15/30 (b)	10,716,300

		Total Ecuador	16,881,300

		El Salvador — 0.3%
		Foreign Government Obligations
USD	10,000,000	El Salvador Government International Bond, Reg S, 7.63%, due 02/01/41	10,900,000

		Gabon — 0.4%
		Foreign Government Obligations
USD	13,000,000	Gabonese Republic, Reg S, 6.38%, due 12/12/24	13,357,500

		Ghana — 0.1%
		Foreign Government Obligations
USD	5,000,000	Republic of Ghana, Reg S, 7.88%, due 08/07/23	4,950,000

		Greece — 0.4%
		Foreign Government Obligations
EUR	20,882,000	Hellenic Republic Government Bond, Step Up, 2.00%, due 02/24/36	13,710,434

		Grenada — 0.1%
		Foreign Government Obligations
USD	9,000,000	Grenada Government International Bond, Step Up, Reg S, 6.00%, due 09/15/25 (b)	2,947,500

		Guatemala — 0.3%
		Foreign Government Obligations
USD	8,500,000	Republic of Guatemala, Reg S, 8.13%, due 10/06/34	11,156,250

		Honduras — 0.8%
		Foreign Government Obligations
USD	12,000,000	Honduras Government International Bond, Reg S, 7.50%, due 03/15/24	12,780,000
USD	14,000,000	Republic of Honduras, Reg S, 8.75%, due 12/16/20	15,890,000

		Total Honduras	28,670,000

		Hungary — 2.0%
		Foreign Government Obligations
USD	51,500,000	Hungary Government International Bond, 7.63%, due 03/29/41	69,065,105

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Par Value		Description	Value ($)
		Iceland — 0.3%
		Foreign Government Obligations
USD	11,000,000	Iceland Government International Bond, Reg S, 5.88%, due 05/11/22	12,405,800

		Indonesia — 3.9%
		Foreign Government Agency — 1.6%
USD	28,200,000	Majapahit Holding BV, Reg S, 7.88%, due 06/29/37	34,298,250
USD	8,000,000	Majapahit Holding BV, Reg S, 7.75%, due 01/20/20	9,360,000
USD	10,400,000	Pertamina Persero PT, Reg S, 6.50%, due 05/27/41	11,180,000

			54,838,250

		Foreign Government Obligations — 2.3%
USD	12,500,000	Indonesia Government International Bond, Reg S, 4.63%, due 04/15/43	11,816,250
USD	33,800,000	Indonesia Government International Bond, Reg S, 5.25%, due 01/17/42	34,560,500
USD	12,216,000	Indonesia Government International Bond, Reg S, 6.63%, due 02/17/37	14,506,500
USD	16,784,000	Indonesia Government International Bond, Reg S, 6.75%, due 01/15/44	20,959,859

			81,843,109

		Total Indonesia	136,681,359

		Iraq — 0.4%
		Foreign Government Obligations
USD	15,000,000	Republic of Iraq, Reg S, 5.80%, due 01/15/28	13,050,000

		Israel — 1.0%
		Foreign Government Agency
USD	7,243,000	Israel Electric Corp. Ltd., Reg S, 7.88%, due 12/15/26	8,926,997
USD	4,637,000	Israel Electric Corp. Ltd., Reg S, 8.10%, due 12/15/96	5,065,923
JPY	2,500,000,000	Israel Electric Corp. Ltd, 4.10%, due 01/14/32	19,908,149

		Total Israel	33,901,069

		Ivory Coast — 0.7%
		Foreign Government Obligations
USD	25,265,000	Ivory Coast Government International Bond, Reg S, Step Up, 5.75%, due 12/31/32	24,443,887

		Jamaica — 0.3%
		Foreign Government Agency — 0.1%
USD	5,000,000	National Road Operating & Construction Co. Ltd., Reg S, 9.38%, due 11/10/24	5,350,000

Par Value		Description	Value ($)
		Jamaica — continued
		Foreign Government Obligations — 0.2%
USD	6,100,000	Jamaica Government International Bond, 7.63%, due 07/09/25	6,527,000

		Total Jamaica	11,877,000

		Kazakhstan — 0.4%
		Foreign Government Agency — 0.3%
USD	9,000,000	KazMunayGas National Co. JSC, 144A, 6.00%, due 11/07/44	8,505,000

		Foreign Government Obligations — 0.1%
USD	5,000,000	Kazakhstan Government International Bond, 144A, 4.88%, due 10/14/44	4,762,500

		Total Kazakhstan	13,267,500

		Kenya — 0.5%
		Foreign Government Obligations
USD	17,000,000	Kenya Government International Bond, 144A, 6.88%, due 06/24/24	18,190,000

		Latvia — 0.1%
		Foreign Government Obligations
USD	4,000,000	Republic of Latvia, Reg S, 5.25%, due 06/16/21	4,512,900

		Lithuania — 0.4%
		Foreign Government Obligations
USD	11,500,000	Republic of Lithuania, Reg S, 6.63%, due 02/01/22	13,986,300

		Macedonia — 0.4%
		Foreign Government Obligations
EUR	11,000,000	FYR Macedonia Bond, 144A, 3.98%, due 07/24/21	13,943,932

		Mexico — 8.4%
		Foreign Government Agency — 2.6%
USD	51,000,000	Pemex Project Funding Master Trust, 6.63%, due 06/15/35	59,670,000
USD	26,500,000	Petroleos Mexicanos, 6.38%, due 01/23/45	30,077,500
USD	1,360,000	Petroleos Mexicanos, 9.50%, due 09/15/27	1,753,040

			91,500,540

		Foreign Government Obligations — 5.8%
USD	191,190,000	United Mexican States, 5.75%, due 10/12/2110	205,051,275

		Total Mexico	296,551,815

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Par Value		Description	Value ($)
		Mongolia — 0.3%
		Foreign Government Obligations
USD	12,000,000	Mongolia Government International Bond, Reg S, 5.13%, due 12/05/22	10,740,000

		Montenegro — 0.1%
		Foreign Government Obligations
EUR	2,000,000	Montenegro Government International Bond, 7.25%, due 04/08/16	2,579,433

		Morocco — 1.0%
		Foreign Government Agency
USD	32,000,000	Office Cherifien des Phosphates SA, Reg S, 6.88%, due 04/25/44, 6.88%, due 04/25/44	35,040,000

		Nigeria — 0.4%
		Foreign Government Obligations
USD	6,100,000	Nigeria Government International Bond, Reg S, 6.75%, due 01/28/21	6,496,500
USD	8,400,000	Nigeria Government International Bond, Reg S, 6.38%, due 07/12/23	8,715,000

		Total Nigeria	15,211,500

		Pakistan — 0.5%
		Foreign Government Obligations
USD	18,500,000	Islamic Republic of Pakistan, Reg S, 7.88%, due 03/31/36	17,320,625

		Panama — 0.5%
		Foreign Government Obligations
USD	1,535,000	Panama Government International Bond, 8.13%, due 04/28/34	2,110,625
USD	16,408,000	Panama Government International Bond, 4.30%, due 04/29/53	14,890,260

		Total Panama	17,000,885

		Paraguay — 0.3%
		Foreign Government Obligations
USD	11,000,000	Republic of Paraguay, 144A, 6.10%, due 08/11/44	11,715,000

		Peru — 1.4%
		Foreign Government Agency — 0.3%
USD	12,452,000	Peru Enhanced Pass-Through Finance Ltd., Reg S, Zero Coupon, due 06/02/25	8,903,180

		Foreign Government Obligations — 1.1%
USD	5,000,000	Peru Par Bond, Series 30 Yr., Step Up, 4.00%, due 03/07/27 (d)	5,000,000
USD	29,000,000	Republic of Peru, 5.63%, due 11/18/50	33,930,000

			38,930,000

		Total Peru	47,833,180

Par Value		Description	Value ($)
		Philippines — 3.7%
		Foreign Government Agency — 2.7%
USD	25,651,000	Central Bank of Philippines, Series A, 8.60%, due 06/15/27	35,590,762
USD	40,550,000	National Power Corp., Global Bond, 9.63%, due 05/15/28	61,636,000

			97,226,762

		Foreign Government Obligations — 1.0%
USD	26,720,000	Republic of Philippines, 6.38%, due 01/15/32	34,435,400

		Total Philippines	131,662,162

		Qatar — 0.2%
		Foreign Government Obligations
USD	5,000,000	Qatar Government International Bond, Reg S, 5.75%, due 01/20/42	5,992,250

		Romania — 0.5%
		Foreign Government Obligations
USD	16,000,000	Romanian Government International Bond, Reg S, 6.13%, due 01/22/44	19,200,000

		Russia — 5.9%
		Foreign Government Agency — 3.9%
USD	27,000,000	Gazprom Neft OAO Via GPN Capital SA, Reg S, 4.38%, due 09/19/22	22,173,750
USD	38,800,000	Gazprom OAO Via Gaz Capital SA, Reg S, 8.63%, due 04/28/34	42,777,000
USD	23,000,000	Sberbank of Russia Via SB Capital SA, 144A, 5.13%, due 10/29/22	18,802,500
USD	3,000,000	Sberbank of Russia Via SB Capital SA, Reg S, 5.72%, due 06/16/21	2,826,540
USD	51,600,000	VTB Capital SA, Reg S, 6.25%, due 06/30/35	51,729,000

			138,308,790

		Foreign Government Obligations — 2.0%
USD	70,000,000	Russian Foreign Bond, Reg S, 5.88%, due 09/16/43	68,075,000

		Total Russia	206,383,790

		Senegal — 0.3%
		Foreign Government Obligations
USD	8,750,000	Republic of Senegal, Reg S, 8.75%, due 05/13/21	10,084,375

		Serbia — 0.9%
		Foreign Government Obligations
USD	5,137,740	Republic of Serbia, Reg S, Step Up, 6.75%, due 11/01/24	5,214,806
USD	24,000,000	Republic of Serbia, 7.25%, due 09/28/21	27,450,000

		Total Serbia	32,664,806

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Par Value		Description	Value ($)
		Slovenia — 0.5%
		Foreign Government Obligations
USD	15,000,000	Slovenia Government International Bond, Reg S, 5.85%, due 05/10/23	17,232,000

		South Africa — 1.4%
		Foreign Government Agency — 0.1%
ZAR	163,000,000	Eskom Holdings Ltd., Zero Coupon, due 12/31/32	2,287,539
ZAR	20,000,000	Transnet Ltd., 13.50%, due 04/18/28	2,255,960

			4,543,499

		Foreign Government Obligations — 1.3%
USD	15,000,000	South Africa Government International Bond, 5.88%, due 09/16/25	17,137,500
USD	26,000,000	South Africa Government International Bond, 5.38%, due 07/24/44	27,495,000

			44,632,500

		Total South Africa	49,175,999

		South Korea — 0.7%
		Foreign Government Agency
USD	8,000,000	Export-Import Bank of Korea, 5.13%, due 06/29/20	9,060,899
USD	5,000,000	Korea Gas Corp., Reg S, 6.25%, due 01/20/42	6,942,000
USD	8,000,000	Korea Hydro & Nuclear Power Co. Ltd., Reg S, 4.75%, due 07/13/21	8,918,704

		Total South Korea	24,921,603

		Sri Lanka — 0.8%
		Foreign Government Obligations
USD	8,500,000	Sri Lanka Government International Bond, Reg S, 6.25%, due 07/27/21	9,095,000
USD	19,150,000	Sri Lanka Government International Bond, Reg S, 5.88%, due 07/25/22	20,011,750

		Total Sri Lanka	29,106,750

		Thailand — 0.3%
		Foreign Government Agency
USD	7,000,000	PTT PCL, Reg S, 4.50%, due 10/25/42	6,489,008
USD	4,000,000	PTTEP Canada International Finance Ltd., Reg S, 5.69%, due 04/05/21	4,557,149

		Total Thailand	11,046,157

		Trinidad And Tobago — 0.2%
		Foreign Government Agency
USD	6,000,000	Petroleum Company of Trinidad and Tobago Ltd., Reg S, 9.75%, due 08/14/19	7,305,000

Par Value		Description	Value ($)
		Tunisia — 1.8%
		Foreign Government Agency
JPY	7,000,000,000	Banque Centrale de Tunisie SA, 4.30%, due 08/02/30	50,557,850
JPY	2,000,000,000	Banque Centrale de Tunisie SA, 4.20%, due 03/17/31	14,209,151

		Total Tunisia	64,767,001

		Turkey — 5.0%
		Foreign Government Agency — 0.2%
USD	1,000,000	Export Credit Bank of Turkey, Reg S, 5.38%, due 11/04/16	1,052,500
USD	5,000,000	Turkiye Halk Bankasi AS, Reg S, 4.88%, due 07/19/17	5,219,000

			6,271,500

		Foreign Government Obligations — 4.8%
USD	64,000,000	Republic of Turkey, 6.75%, due 05/30/40	79,920,000
EUR	18,000,000	Republic of Turkey, 4.35%, due 11/12/21	24,833,108
USD	53,000,000	Turkey Government International Bond, 6.63%, due 02/17/45	65,720,000

			170,473,108

		Total Turkey	176,744,608

		Ukraine — 0.9%
		Foreign Government Obligations
USD	4,000,000	City of Kyiv / Kyiv Finance PLC, Reg S, 9.38%, due 07/11/16	2,900,000
USD	36,381,000	Ukraine Government International Bond, Reg S, 7.95%, due 02/23/21	27,922,417

		Total Ukraine	30,822,417

		United States — 3.4%
		Asset-Backed Securities — 1.3%
USD	2,399,687	Aircraft Finance Trust, Series 99-1A, Class A1, 1 mo. LIBOR + .48%, 0.63%, due 05/15/24	935,878
USD	107,259	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, AMBAC, 1 mo. LIBOR + .34%, 0.50%, due 10/25/34	95,171
USD	514,947	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, AMBAC, 1 mo. LIBOR + .44%, 0.60%, due 10/25/30	455,480
USD	11,886,841	Countrywide Home Equity Loan Trust, Series 05-F, Class 2A, AMBAC, 1 mo. LIBOR + .24%, 0.39%, due 12/15/35 ¿	10,947,780
USD	6,580,293	Countrywide Home Equity Loan Trust, Series 05-H, Class 2A, FGIC, 1 mo. LIBOR + .24%, 0.39%, due 12/15/35 ¿	4,721,360
USD	4,515,252	Countrywide Home Equity Loan Trust, Series 06-D, Class 2A, XL, 1 mo. LIBOR + .20%, 0.35%, due 05/15/36 ¿	3,589,625

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Par Value		Description	Value ($)
		United States — continued
		Asset-Backed Securities — continued
USD	10,175,941	Master Asset-Backed Securities Trust, Series 06-NC3, Class A4, 1 mo. LIBOR + .16%, 0.32%, due 10/25/36 ¿	6,359,963
USD	2,178,707	Morgan Stanley Capital, Inc., Series 06-NC3, Class A2C, 1 mo. LIBOR + .17%, 0.33%, due 03/25/36 ¿	2,164,546
USD	12,659,666	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A3, 1 mo. LIBOR + .15%, 0.31%, due 11/25/36 ¿	6,880,529
USD	12,828,462	Morgan Stanley IXIS Real Estate Capital Trust, Series 06-2, Class A4, 1 mo. LIBOR + .22%, 0.38%, due 11/25/36 ¿	7,183,939
USD	6,856,378	Wamu Asset-Backed Certificates, Series 07-HE2, Class 2A4, 1 mo. LIBOR + .36%, 0.52%, due 04/25/37 ¿	3,428,189

			46,762,460

		U.S. Government — 2.1%
USD	73,615,500	U.S. Treasury Inflation Indexed Note, 0.13%, due 01/15/22 (f) (g)	72,821,852

		Total United States	119,584,312

		Uruguay — 1.5%
		Foreign Government Obligations
USD	15,000,000	Uruguay Government International Bond, 4.13%, due 11/20/45	13,275,000
USD	17,500,000	Uruguay Government International Bond, 4.50%, due 08/14/24	18,541,250
USD	21,000,000	Uruguay Government International Bond, 5.10%, due 06/18/50	21,084,000

		Total Uruguay	52,900,250

		Venezuela — 7.7%
		Foreign Government Agency — 4.6%
USD	89,108,000	Electricidad de Caracas Finance BV, 8.50%, due 04/10/18	49,854,759
USD	154,500,000	Petroleos de Venezuela SA, Reg S, 9.00%, due 11/17/21	84,202,500
USD	62,500,000	Petroleos de Venezuela SA, Reg S, 6.00%, due 05/16/24	28,437,500

			162,494,759

		Foreign Government Obligations — 3.1%
USD	45,500,000	Republic of Venezuela, Reg S, 11.95%, due 08/05/31	27,527,500
USD	5,000,000	Venezuela Government International Bond, Reg S, 7.75%, due 10/13/19	2,775,000
USD	141,750,000	Venezuela Government International Bond, Reg S, 9.00%, due 05/07/23	76,545,000

			106,847,500

		Total Venezuela	269,342,259

Par Value		Description	Value ($)
		Vietnam — 0.4%
		Foreign Government Agency — 0.3%
USD	18,804,000	Debt and Asset Trading Corp., Reg S, 1.00%, due 10/10/25	10,342,200

		Foreign Government Obligations — 0.1%
USD	5,000,000	Socialist Republic of Vietnam, Series 30 Yr., 6 mo. LIBOR + .81%, 1.19%, due 03/13/28	4,500,000

		Total Vietnam	14,842,200

		Zambia — 0.7%
		Foreign Government Obligations
USD	12,000,000	Zambia Government International Bond, Reg S, 5.38%, due 09/20/22	11,427,600
USD	11,000,000	Zambia Government International Bond, Reg S, 8.50%, due 04/14/24	12,347,500

		Total Zambia	23,775,100

		TOTAL DEBT OBLIGATIONS (COST $2,934,500,950)	3,071,159,443

		LOAN ASSIGNMENTS — 0.3%

		Dominican Republic — 0.0%
USD	800,030	Dominican Republic, 6 mo. LIBOR + 1.75%, 2.09%, due 08/15/15	772,494

		Indonesia — 0.3%
USD	1,825,200	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + .88%, 1.19%, due 12/14/19	1,711,125
USD	1,825,200	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + .88%, 1.19%, due 12/14/19	1,711,125
USD	2,433,600	Republic of Indonesia Loan Agreement, dated June 14, 1995, 6 mo. LIBOR + .88%, 1.19%, due 12/14/19	2,281,500
USD	1,326,228	Republic of Indonesia Loan Agreement, dated September 14, 1994, 6 mo. LIBOR + .88%, 1.25%, due 12/16/19	1,220,129
EUR	1,276,457	Republic of Indonesia, Indonesia Paris Club Debt, 4.00%, due 06/01/21	1,270,636

		Total Indonesia	8,194,515

		TOTAL LOAN ASSIGNMENTS (COST $8,232,236)	8,967,009

		LOAN PARTICIPATIONS — 2.1%

		Angola — 0.9%
USD	15,000,000	Republic of Angola Loan Agreement (Participation with Development Bank of Southern Africa), 6 mo. LIBOR + 6.25%, 6.60%, due 12/13/23	15,000,000

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares / Par Value		Description	Value ($)
		Angola — continued
USD	18,000,000	Republic of Angola Loan Agreement (Participation with Development Bank of Southern Africa), 6 mo. LIBOR + 6.25%, 1.00%, due 12/20/23	18,000,000

		Total Angola	33,000,000

		Egypt — 0.0%
CHF	1,682,646	Paris Club Loan Agreement (Participation with Standard Chartered Bank), Zero Coupon, due 01/03/24 (d)	1,386,242

		Indonesia — 0.2%
USD	7,333,489	Republic of Indonesia Loan Agreement (Participation with Deutsche Bank), 6 mo. LIBOR +.88%, 1.21%, due 09/29/19	6,728,476

		Iraq — 0.6%
JPY	3,912,367,488	Republic of Iraq Paris Club Loan Agreement (Participation with Deutsche Bank), Zero Coupon, due 01/01/28	19,502,494
JPY	511,201,212	Republic of Iraq Paris Club Loan Agreement (Participation with Deutsche Bank), Zero Coupon, due 01/01/28	2,519,864

		Total Iraq	22,022,358

		Russia — 0.1%
EUR	57,042,402	Russian Foreign Trade Obligations (Participation with GML International Ltd.), Zero Coupon, due 01/01/50 (d)	1,582,448

		Vietnam — 0.3%
JPY	1,189,449,361	Socialist Republic of Vietnam Loan Agreement (Participation with Deutsche Bank), 6 mo. JPY LIBOR + .60%, 0.78%, due 09/01/17	9,058,438

		TOTAL LOAN PARTICIPATIONS (COST $94,555,575)	73,777,962

		MUTUAL FUNDS — 3.1%

		United States
		Affiliated Issuers
	568,012	GMO Debt Opportunities Fund, Class VI	14,205,973
	2,240,326	GMO U.S. Treasury Fund	56,008,143
	1,515,449	GMO World Opportunity Overlay Fund	39,947,227

		TOTAL MUTUAL FUNDS (COST $103,857,113)	110,161,343

Shares / Par Value ($)	Description	Value ($)
	RIGHTS/WARRANTS — 0.3%

	Nigeria — 0.1%
25,000	Central Bank of Nigeria Oil Warrants, Expires 11/15/20 *	3,650,000

	Uruguay — 0.0%
4,000,000	Banco Central Del Uruguay Value Recovery Rights, VRRB, Expires 01/02/21 * (d)	—

	Venezuela — 0.2%
283,235	Republic of Venezuela Oil Warrants, Expires 04/15/20	4,673,377

	TOTAL RIGHTS/WARRANTS (COST $0)	8,323,377

	SHORT-TERM INVESTMENTS — 6.2%

	Money Market Funds — 0.4%
14,764,088	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 0.00% (h)	14,764,088

	U.S. Government — 5.8%
47,535,000	U.S. Treasury Bill, 0.05%, due 04/02/15 (i)	47,527,727
69,500,000	U.S. Treasury Bill, 0.01%, due 01/08/15 (i)	69,499,097
13,000,000	U.S. Treasury Bill, 0.03%, due 03/19/15 (i)	12,998,830
75,000,000	U.S. Treasury Bill, 0.05%, due 04/09/15 (i)	74,987,250

		205,012,904

	TOTAL SHORT-TERM INVESTMENTS (COST $219,779,465)	219,776,992

	TOTAL INVESTMENTS — 99.3% (Cost $3,360,925,339)	3,492,166,126
	Other Assets and Liabilities (net) — 0.7%	24,883,487

	TOTAL NET ASSETS — 100.0%	$3,517,049,613

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2014 (Unaudited)

A summary of outstanding financial instruments at November 30, 2014 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
12/22/2014	BCLY	EUR	33,750,000	USD	42,724,800	$725,336
12/22/2014	BOA	EUR	33,412,500	USD	42,314,559	735,089
12/22/2014	DB	EUR	33,918,750	USD	42,955,655	746,193
12/22/2014	GS	EUR	33,918,750	USD	42,925,196	715,734
12/19/2014	BCLY	JPY	3,034,400,000	USD	28,067,190	2,489,362
12/19/2014	BOA	JPY	3,049,572,000	USD	28,205,438	2,499,722
12/19/2014	DB	JPY	3,034,400,000	USD	28,075,500	2,497,672
12/19/2014	GS	JPY	3,049,572,000	USD	28,212,901	2,507,185
12/19/2014	MSCI	JPY	3,004,056,000	USD	27,786,595	2,464,545
12/19/2014	GS	USD	78,985,587	JPY	9,300,000,000	(593,221)
12/22/2014	BOA	USD	7,493,766	EUR	6,000,000	(27,195)

						$14,760,422

Reverse Repurchase Agreements

Average balance outstanding	$(34,924,003)
Average interest rate	0.17%
Maximum balance outstanding	$(114,382,479)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund had entered into reverse repurchase agreements. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Credit Linked Options

Number of Contracts			Expiration Date	Descriptions	Premiums	Market Value
Put Sold	USD	43,000,000	04/15/2024	Banco do Brasil Credit Linked Put Option Swap, Fund receives premium of 0.30% (OTC) (CP-DB) (d)	$254,222	$142,239
Put Sold	USD	100,000,000	04/15/2024	Banco do Brasil Credit Linked Put Option Swap, Fund receives premium of 0.44% (OTC) (CP-DB) (d)	824,936	(1,150,713)
Put Sold	USD	62,000,000	03/21/2017	Lebanese Republic Credit Linked Put Option Swap, Fund receives premium of 0.50% (OTC) CP-DB) (d)	549,389	457,104
Put Sold	USD	45,000,000	01/20/2021	Republic of Philippines Credit Linked Put Option Swap, Fund receives premium of 0.25% (OTC) (CP-DB) (d)	45,000	77,731
Put Sold	USD	70,000,000	04/03/2018	Turkiye Cumhuriyeti Ziraat Bankasi A.S. Credit Linked Put Option Swap, Fund receives premium of 0.40% (OTC) (CP-DB) (d)	496,222	59,744
Put Sold	USD	70,000,000	07/14/2017	Turkiye Is Bankasi A.S. Credit Linked Put Option Swap, Fund receives premium of 0.40% (OTC) (CP-DB) (d)	504,778	72,240

					$2,674,547	$(341,655)

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2014 (Unaudited)

Swap Contracts

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) ^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)		Net Unrealized Appreciation/ (Depreciation)
830,000,000	EUR	3/16/2015	DB	(Pay)	5.00%	21.16%	Bolivarian Republic of Venezuela	N/A		$38,453,765
1,040,000,000	USD	3/16/2015	DB	Receive	5.00%	21.82%	Bolivarian Republic of Venezuela	1,040,000,000	USD	(40,500,799)
28,200,000	USD	6/20/2015	BCLY	(Pay)	5.00%	N/A	CDX 13 Emerging Sovereign	N/A		(459,817)
37,600,000	USD	6/20/2015	BCLY	(Pay)	5.00%	N/A	CDX 13 Emerging Sovereign	N/A		(613,089)
10,340,000	USD	6/20/2015	DB	(Pay)	5.00%	N/A	CDX 13 Emerging Sovereign	N/A		(168,599)
15,000,000	USD	9/20/2015	BCLY	(Pay)	1.00%	0.30%	Republic of Colombia	N/A		(114,242)
56,950,000,000	COP	11/20/2015	CITI	Receive	1.81%	0.21%	Republic of Colombia	56,950,000,000	COP	404,149
15,000,000	USD	2/20/2016	CITI	(Pay)	2.16%	0.34%	Republic of Colombia	N/A		(429,438)
56,700,000,000	COP	2/20/2016	CITI	Receive	1.46%	0.24%	Republic of Colombia	56,700,000,000	COP	477,038
114,800,000,000	COP	4/20/2016	CITI	Receive	1.33%	0.26%	Republic of Colombia	114,800,000,000	COP	823,422
25,000,000	USD	4/20/2016	CITI	(Pay)	1.90%	0.36%	Republic of Colombia	N/A		(591,175)
7,333,333	EUR	6/17/2016	DB	Receive	5.60%	6.46%	Republic of Angola	7,333,333	EUR	393,614
20,000,000	USD	8/20/2016	CITI	(Pay)	2.15%	0.40%	Republic of Colombia	N/A		(726,361)
97,680,000,000	COP	8/20/2016	CITI	Receive	1.51%	0.29%	Republic of Colombia	97,680,000,000	COP	1,073,809
19,500,000	USD	3/20/2017	DB	Receive	5.00%	27.44%	Bolivarian Republic of Venezuela	19,500,000	USD	(6,489,591)
32,000,000	PEN	5/20/2017	DB	Receive	0.79%	0.44%	Republic of Peru	32,000,000	PEN	91,318
2,500,000	USD	5/20/2017	DB	(Pay)	1.05%	0.56%	Republic of Peru	N/A		(30,883)
4,500,000	USD	7/20/2017	JPM	Receive	3.33%	6.44%	Republic of Jamaica	4,500,000	USD	(282,316)
25,000,000	USD	12/20/2017	JPM	Receive	5.00%	21.70%	Government of Ukraine	25,000,000	USD	(7,189,378)
5,400,000	EUR	3/20/2018	DB	Receive	1.00%	4.54%	Republic of Macedonia	5,400,000	EUR	(708,159)
44,000,000	USD	6/20/2019	JPM	(Pay)	1.00%	2.33%	Republic of Croatia	N/A		2,417,343
50,000,000	USD	6/20/2019	JPM	(Pay)	1.00%	1.40%	Republic of Brazil	N/A		791,324
6,000,000	USD	3/20/2020	BCLY	Receive	1.00%	2.50%	Republic of Croatia	6,000,000	USD	(429,188)
6,000,000	USD	6/20/2020	DB	Receive	1.00%	3.06%	Commonwealth of Bahamas	6,000,000	USD	(590,717)
42,000,000	EUR	12/20/2020	DB	(Pay)	1.00%	2.99%	Commonwealth of Bahamas	N/A		5,524,438
57,000,000	USD	12/20/2020	DB	Receive	1.00%	3.28%	Commonwealth of Bahamas	57,000,000	USD	(6,637,002)
30,000,000	USD	3/20/2023	JPM	Receive	1.00%	2.06%	Republic of Turkey	30,000,000	USD	(2,237,190)
6,000,000	USD	6/20/2023	DB	Receive	1.00%	3.28%	Commonwealth of Bahamas	6,000,000	USD	(911,698)
200,000,000	USD	6/20/2023	DB	(Pay)	1.00%	2.86%	Republic of Croatia	N/A		26,129,275
160,000,000	EUR	6/20/2023	DB	Receive	1.00%	2.86%	Republic of Croatia	160,000,000	EUR	(27,283,923)
3,000,000	USD	6/20/2023	DB	Receive	1.00%	3.28%	Commonwealth of Bahamas	3,000,000	USD	(455,849)
40,000,000	USD	6/20/2023	JPM	Receive	1.00%	2.86%	Republic of Croatia	40,000,000	USD	(5,225,855)
25,000,000	USD	9/20/2023	JPM	Receive	1.00%	2.13%	Republic of South Africa	25,000,000	USD	(2,088,328)
24,000,000	USD	3/20/2024	JPM	Receive	1.00%	1.29%	Republic of Malaysia	24,000,000	USD	(509,190)
22,750,000	USD	6/20/2024	JPM	Receive	1.00%	2.14%	Republic of Brazil	22,750,000	USD	(2,036,604)
27,250,000	USD	6/20/2024	JPM	Receive	1.00%	2.14%	Republic of Brazil	27,250,000	USD	(2,439,448)
60,000,000	USD	6/20/2024	JPM	Receive	1.00%	1.25%	Peoples Republic of China	60,000,000	USD	(1,148,017)
91,000,000	USD	6/20/2025	DB	Receive	1.00%	4.81%	Commonwealth of Bahamas	91,000,000	USD	(11,069,196)
68,000,000	EUR	6/20/2025	DB	(Pay)	1.00%	4.49%	Commonwealth of Bahamas	N/A		9,423,468
40,000,000	USD	3/20/2030	JPM	Receive	1.00%	2.22%	Republic of Brazil	40,000,000	USD	(5,249,867)
20,000,000	USD	9/20/2031	GS	(Pay)	1.00%	1.42%	United Mexican States	N/A		1,005,482

										$(39,607,474)

							Premiums to (Pay) Receive			$38,995,087

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2014 (Unaudited)

^	Receive - Fund receives a premium and sells credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(Pay) - Fund pays premium and buys credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	As of November 30, 2014, implied credit spreads in absolute terms and utilized in determining the market value of credit default swap contracts on the reference security serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e., higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

Cross-Currency Basis Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
9,300,000,000	JPY	11/26/2024	GS	3 Month JPY LIBOR	3 Month USD LIBOR	$530,561

						$530,561

					Premiums to (Pay) Receive	$—

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
9,000,000,000	JPY	11/26/2024	CSS (j)	(Pay)	0.62%	6 Month JPY LIBOR	$(266,660)
100,000,000	USD	11/24/2044	CSS (j)	(Pay)	3.02%	3 Month USD LIBOR	(2,776,979)

							$(3,043,639)

						Premiums to (Pay) Receive	$—

#	Receive - Fund receives fixed rate and pays variable rate. (Pay) - Fund pays fixed rate and receives variable rate.

As of November 30, 2014, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

CP - Counterparty

DEM LIBOR - London Interbank Offered Rate denominated in Deutsche Marks.

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

GDP - Gross Domestic Product

JPY LIBOR - London Interbank Offered Rate denominated in Japanese Yen.

LIBOR - London Interbank Offered Rate

OTC - Over-the-Counter

GMO Emerging Country Debt Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2014 (Unaudited)

Reg S - Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

VRRB - Variable Rate Reduction Bond

XL - Insured as to the payment of principal and interest by XL Capital Assurance.

The rates on variable rate notes are subject to change based on the terms of the security. The rates shown are the interest rates at November 30, 2014.

*	Non-income producing security.
¿	These securities are primarily backed by subprime mortgages.
(a)	Security is backed by U.S. Treasury Bonds.
(b)	Security is in default.
(c)	Security is linked to Argentina Republic Gross Domestic Product (GDP). Security does not pay principal over life of security or at expiration. Payments are based on growth of Argentina GDP, subject to certain conditions.
(d)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.
(e)	Security represents a judgment against the Government of Argentina (“Argentina”) relating to Argentina’s failure to make payments on sovereign debt held by the Fund. See “Other matters” in Notes to Financial Statements for additional information.
(f)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.
(g)	Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic.
(h)	The rate disclosed is the 7 day net yield as of November 30, 2013. Note: Yield rounds to 0.00%.
(i)	The rate shown represents yield-to-maturity.
(j)	Interest rate swap was cleared through the CME Group.

Counterparty Abbreviations:

BCLY - Barclays Bank plc

BOA - Bank of America, N.A.

CITI - Citibank N.A.

CSS - Credit Suisse Securities (USA) LLC

DB - Deutsche Bank AG

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

CHF - Swiss Franc

COP - Colombian Peso

DEM - Deutsche Mark

EUR - Euro

JPY - Japanese Yen

PEN - Peruvian Sol

USD - United States Dollar

ZAR - South African Rand

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Par Value		Description	Value ($)
		DEBT OBLIGATIONS — 56.5%

		Belgium — 1.5%
		Foreign Government Obligations
EUR	150,000	Belgium Government Bond, Reg S, 5.00%, due 03/28/35	289,785
EUR	250,000	Belgium Government Bond, Reg S, 4.25%, due 09/28/21	390,439

		Total Belgium	680,224

		Canada — 3.6%
		Foreign Government Obligations
CAD	2,000,000	Government of Canada, 1.50%, due 06/01/23	1,714,678

		France — 4.3%
		Foreign Government Obligations
EUR	760,000	Government of France, 3.25%, due 10/25/21	1,123,075
EUR	480,000	Government of France, 4.50%, due 04/25/41	913,933

		Total France	2,037,008

		Italy — 7.1%
		Foreign Government Obligations
EUR	630,000	Buoni Poliennali Del Tesoro, 4.75%, due 05/01/17	862,057
EUR	1,270,000	Buoni Poliennali Del Tesoro, 3.75%, due 05/01/21	1,809,050
EUR	480,000	Republic of Italy, 4.00%, due 02/01/37	670,339

		Total Italy	3,341,446

		Netherlands — 1.2%
		Foreign Government Obligations
EUR	250,000	Netherlands Government Bond, 5.50%, due 01/15/28	477,180
EUR	70,000	Netherlands Government Bond, Reg S, 4.00%, due 07/15/19	102,541

		Total Netherlands	579,721

		Spain — 3.8%
		Foreign Government Obligations
EUR	350,000	Government of Spain, 5.50%, due 04/30/21	550,312
EUR	640,000	Government of Spain, 2.10%, due 04/30/17	826,263
EUR	290,000	Government of Spain, 4.20%, due 01/31/37	429,960

		Total Spain	1,806,535

		United States — 35.0%
		U.S. Government
USD	7,660,487	U.S. Treasury Inflation Indexed Bond, 1.88%, due 07/15/15 (a)	7,764,624
USD	10,000,000	U.S. Treasury Principal Strip Bond, due 11/15/21	8,719,590

		Total United States	16,484,214

		TOTAL DEBT OBLIGATIONS (COST $25,935,900)	26,643,826

Shares / Principal Amount		Description	Value ($)
		MUTUAL FUNDS — 37.4%

		United States
		Affiliated Issuers
	204,940	GMO Debt Opportunities Fund, Class VI	5,125,560
	207,038	GMO Emerging Country Debt Fund, Class IV	2,111,786
	396,115	GMO World Opportunity Overlay Fund	10,441,598

		TOTAL MUTUAL FUNDS (COST $15,270,818)	17,678,944

		OPTIONS PURCHASED — 1.4%

		Currency Options
EUR	1,100,000	EUR Call/USD Put, Expires 02/06/15, Strike 1.25, (OTC) (CP-DB)	16,056
EUR	1,700,000	EUR Call/USD Put, Expires 11/12/15, Strike 1.25, (OTC) (CP-JPM)	66,040
EUR	905,275	EUR Put/USD Call, Expires 02/03/15, Strike 1.22, (OTC) (CP-DB)	7,015
EUR	1,100,000	EUR Put/USD Call, Expires 02/06/15, Strike 1.25, (OTC) (CP-DB)	23,418
EUR	892,570	EUR Put/USD Call, Expires 11/03/17, Strike 1.24, (OTC) (CP-GS)	48,783
EUR	1,700,000	EUR Put/USD Call, Expires 11/12/15, Strike 1.25, (OTC) (CP-JPM)	69,008
GBP	900,000	USD Call/GBP Put, Expires 11/16/15, Strike 1.56, (OTC) (CP-GS)	43,509
USD	600,000	USD Call/JPY Put, Expires 01/16/15, Strike 105.90, (OTC) (CP-DB)	64,420
USD	1,600,000	USD Call/JPY Put, Expires 01/05/15, Strike 104.85, (OTC) (CP-DB)	186,182
USD	1,400,000	USD Call/JPY Put, Expires 02/16/15, Strike 117.00, (OTC) (CP-GS)	36,462
USD	1,400,000	USD Call/JPY Put, Expires 02/19/15, Strike 113.34, (OTC) (CP-GS)	68,569
USD	600,000	USD Put/JPY Call, Expires 01/16/15, Strike 105.90, (OTC) (CP-DB)	6
USD	1,400,000	USD Put/JPY Call, Expires 02/16/15, Strike 117.00, (OTC) (CP-GS)	17,536
USD	1,400,000	USD Put/JPY Call, Expires 02/19/15, Strike 113.34, (OTC) (CP-GS)	6,523
USD	1,600,000	USD Put/JYP Call, Expires 01/05/15, Strike 98.50, (OTC) (CP-DB)	—

		TOTAL OPTIONS PURCHASED (COST $449,142)	653,527

		SHORT-TERM INVESTMENTS — 5.8%

		Money Market Funds — 2.3%
	1,083,975	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 0.00% (b)	1,083,975

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Par Value ($)	Description	Value ($)
	U.S. Government — 3.5%
650,000	U.S. Treasury Bill, 0.01%, due 01/08/15 (c) (d)	649,992
1,000,000	U.S. Treasury Bill, 0.09%, due 06/25/15 (d)	999,514

	Total U.S. Government	1,649,506

	TOTAL SHORT-TERM INVESTMENTS (COST $2,733,478)	2,733,481

	TOTAL INVESTMENTS — 101.1% (Cost $44,389,338)	47,709,778
	Other Assets and Liabilities (net) — (1.1%)	(531,376)

	TOTAL NET ASSETS — 100.0%	$47,178,402

A summary of outstanding financial instruments at November 30, 2014 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
12/15/2014	GS	CAD	1,200,000	USD	1,062,165	$13,459
12/22/2014	CITI	EUR	2,100,000	USD	2,616,852	3,552
12/22/2014	DB	EUR	590,000	USD	736,758	2,545
12/22/2014	GS	EUR	3,300,000	USD	4,123,334	16,719
01/23/2015	DB	GBP	220,000	USD	347,208	3,241
12/19/2014	GS	JPY	11,667,700	USD	100,000	1,650
02/06/2015	BCLY	KRW	1,557,300,000	USD	1,411,935	10,279
01/09/2015	GS	SEK	3,000,000	USD	407,847	5,411
12/19/2014	BCLY	USD	1,617,027	JPY	174,820,000	(143,419)
12/19/2014	BOA	USD	1,624,992	JPY	175,694,100	(144,016)
12/19/2014	DB	USD	6,091,043	JPY	689,320,000	(280,568)
12/19/2014	GS	USD	2,043,795	JPY	225,094,100	(146,412)
12/19/2014	MSCI	USD	1,600,861	JPY	173,071,800	(141,989)
12/22/2014	BCLY	USD	524,952	AUD	600,000	(14,884)
12/22/2014	BCLY	USD	1,930,528	EUR	1,525,000	(32,775)
12/22/2014	BOA	USD	1,911,991	EUR	1,509,750	(33,215)
12/22/2014	DB	USD	1,940,959	EUR	1,532,625	(33,717)
12/22/2014	GS	USD	2,338,974	EUR	1,852,625	(33,515)
01/23/2015	GS	USD	3,530,417	GBP	2,250,000	(12,580)
02/06/2015	BCLY	USD	1,044,229	INR	64,900,000	(12,714)

						$(972,948)

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
4	Australian Government Bond 3 Yr.	December 2014	$375,800	$4,768
3	Australian Government Bond 10 Yr.	December 2014	319,905	14,840
16	Euro BOBL	December 2014	2,553,303	8,544
11	Euro Bund	December 2014	2,092,103	7,106
28	U.S. Long Bond (CBT)	March 2015	3,993,500	30,586
30	U.S. Treasury Note 5 Yr. (CBT)	March 2015	3,584,765	10,740
24	UK Gilt Long Bond	March 2015	4,411,983	28,500

			$17,331,359	$105,084

Sales
9	Canadian Government Bond 10 Yr.	March 2015	$1,083,635	$(11,112)
23	Euro Schatz	December 2014	3,173,549	548
37	U.S.Treasury Note 10 Yr. (CBT)	March 2015	4,700,734	(20,285)

			$8,957,918	$(30,849)

+	Buys - Fund is long the underlying asset to the contract. Sales - Fund is short the underlying asset to the contract.

Written Options

Principal Amount		Expiration Date	Description	Premiums	Market Value
Call EUR	858,034	02/03/2015	EUR Call/USD Put, Strike 1.28 (OTC) (CP-DB)	$5,632	$(4,027)
Call EUR	610,982	11/03/2017	EUR Call/USD Put, Strike 1.29 (OTC) (CP-GS)	43,972	(43,237)

				$49,604	$(47,264)

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2014 (Unaudited)

Swap Contracts

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
500,000	AUD	11/6/2024	BCI (e)	Receive	4.35%	6 Month AUD BBSW	$5,595
1,300,000	AUD	11/7/2024	BCI (e)	Receive	4.31%	6 Month AUD BBSW	12,968
2,000,000	AUD	11/11/2024	BCI (e)	Receive	4.33%	6 Month AUD BBSW	21,402
1,000,000	AUD	11/13/2024	BCI (e)	Receive	4.31%	6 Month AUD BBSW	9,775
990,000	EUR	11/28/2016	CSS (e)	Receive	0.10%	3 Month EURIBOR	(22)
119,400,000	JPY	10/15/2024	CSS (e)	(Pay)	0.63%	6 Month JPY LIBOR	(5,202)
50,100,000	JPY	11/25/2024	CSS (e)	(Pay)	0.62%	6 Month JPY LIBOR	(1,440)
2,600,000	MXN	10/9/2024	BCI (e)	Receive	6.10%	TIIE	3,801
6,300,000	MXN	10/11/2024	BCI (e)	Receive	6.18%	TIIE	12,324
5,000,000	MXN	10/16/2024	BCI (e)	Receive	6.03%	TIIE	5,256
2,500,000	MXN	10/17/2024	BCI (e)	Receive	6.05%	TIIE	2,917
2,500,000	MXN	10/18/2024	BCI (e)	Receive	6.08%	TIIE	3,354
5,400,000	MXN	10/18/2024	BCI (e)	Receive	6.12%	TIIE	8,521
1,200,000	MXN	10/24/2024	BCI (e)	Receive	6.17%	TIIE	2,234
4,900,000	MXN	10/25/2024	BCI (e)	Receive	6.19%	TIIE	9,690
4,700,000	MXN	10/28/2024	BCI (e)	Receive	6.13%	TIIE	7,610
600,000	MXN	10/30/2024	BCI (e)	Receive	6.19%	TIIE	1,240
4,900,000	SEK	6/1/2016	BCI (e)	(Pay)	0.28%	3 Month SEK STIBOR	(18)
8,000,000	SEK	8/5/2016	BCI (e)	Receive	0.63%	3 Month SEK STIBOR	6,116
18,000,000	SEK	8/6/2016	BCI (e)	Receive	0.62%	3 Month SEK STIBOR	13,721
21,000,000	SEK	8/7/2016	BCI (e)	Receive	0.63%	3 Month SEK STIBOR	16,202
8,000,000	SEK	8/11/2016	BCI (e)	Receive	0.62%	3 Month SEK STIBOR	6,045
5,000,000	SEK	8/13/2016	BCI (e)	Receive	0.63%	3 Month SEK STIBOR	3,987
3,600,000	SEK	12/1/2016	BCI (e)	(Pay)	0.31%	3 Month SEK STIBOR	9
6,600,000	USD	8/18/2016	CSS (e)	Receive	0.47%	Fed Funds Rate	5,522
2,500,000	USD	10/17/2018	CSS (e)	Receive	2.16%	3 Month USD LIBOR	4,400
3,000,000	USD	12/17/2021	CSS (e)	Receive	3.07%	3 Month USD LIBOR	17,356
5,300,000	USD	12/17/2021	CSS (e)	Receive	3.11%	3 Month USD LIBOR	35,265

							$208,628

						Premiums to (Pay) Receive	$—

#	Receive - Fund receives fixed rate and pays variable rate. (Pay) - Fund pays fixed rate and receives variable rate.

As of November 30, 2014, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

GMO Global Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2014 (Unaudited)

Notes to Schedule of Investments:

BBSW - Bank Bill Swap Reference Rate

BOBL - Bundesobligationen

CP - Counterparty

EURIBOR - Euro Interbank Offered Rate

JPY LIBOR - London Interbank Offered Rate denominated in Japanese Yen.

LIBOR - London Interbank Offered Rate

OTC - Over-the-Counter

Reg S - Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

TIIE - Tasa de Interes Interbacaria de Equilibrio - 28-Day Interbank Equilibrium Interest Rate - Mexico

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

(a)	Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic.
(b)	The rate disclosed is the 7 day net yield as of November 30, 2014. Note: Yield rounds to 0.00%.
(c)	All or a portion of this security has been pledged to cover margin requirements on futures and/ or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.
(d)	The rate shown represents yield-to-maturity.
(e)	Interest rate swap was cleared through the CME Group.

Counterparty Abbreviations:

BCI - Barclays Capital Inc.

BCLY - Barclays Bank plc

BOA - Bank of America, N.A.

CITI - Citibank N.A.

CSS - Credit Suisse Securities (USA) LLC

DB - Deutsche Bank AG

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

EUR - Euro

GBP - British Pound

INR - Indian Rupee

JPY - Japanese Yen

KRW - South Korean Won

MXN - Mexican Peso

SEK - Swedish Krona

USD - United States Dollar

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Par Value		Description	Value ($)
		DEBT OBLIGATIONS — 53.6%

		Belgium — 2.3%
		Foreign Government Obligations
EUR	380,000	Belgium Government Bond, Reg S, 4.25%, due 09/28/21	593,468
EUR	230,000	Belgium Government Bond, Reg S, 5.00%, due 03/28/35	444,337

		Total Belgium	1,037,805

		Canada — 2.2%
		Foreign Government Obligations
CAD	1,000,000	Government of Canada, 3.50%, due 06/01/20	970,006

		France — 7.1%
		Foreign Government Obligations
EUR	1,170,000	Government of France, 3.25%, due 10/25/21	1,728,944
EUR	750,000	Government of France, 4.50%, due 04/25/41	1,428,020

		Total France	3,156,964

		Italy — 11.6%
		Foreign Government Obligations
EUR	970,000	Buoni Poliennali Del Tesoro, 4.75%, due 05/01/17	1,327,293
EUR	1,960,000	Buoni Poliennali Del Tesoro, 3.75%, due 05/01/21	2,791,921
EUR	740,000	Buoni Poliennali Del Tesoro, Reg S, 4.00%, due 02/01/37	1,033,439

		Total Italy	5,152,653

		Japan — 19.0%
		Foreign Government Obligations
JPY	848,400,000	Japan Government Twenty Year Bond, 2.20%, due 06/20/26	8,471,489

		Netherlands — 2.0%
		Foreign Government Obligations
EUR	390,000	Netherlands Government Bond, 5.50%, due 01/15/28	744,400
EUR	100,000	Netherlands Government Bond, Reg S, 4.00%, due 07/15/19	146,488

		Total Netherlands	890,888

		Spain — 6.3%
		Foreign Government Obligations
EUR	990,000	Government of Spain, 2.10%, due 04/30/17	1,278,125
EUR	540,000	Government of Spain, 5.50%, due 04/30/21	849,054
EUR	450,000	Government of Spain, 4.20%, due 01/31/37	667,179

		Total Spain	2,794,358

Par Value / Shares / Principal Amount		Description	Value ($)
		United States — 3.1%
		U.S. Government
USD	1,339,973	U.S. Treasury Inflation Indexed Bond, 1.88%, due 07/15/15(a)	1,358,189

		TOTAL DEBT OBLIGATIONS (COST $26,610,322)	23,832,352

		MUTUAL FUNDS — 41.3%

		United States
		Affiliated Issuers
	250,139	GMO Debt Opportunities Fund, Class VI	6,255,985
	186,359	GMO Emerging Country Debt Fund, Class IV	1,900,863
	3,732	GMO U.S. Treasury Fund	93,291
	385,270	GMO World Opportunity Overlay Fund	10,155,714

		TOTAL MUTUAL FUNDS (COST $14,772,474)	18,405,853

		OPTIONS PURCHASED — 1.4%

		Currency Options
EUR	1,100,000	EUR Call/USD Put, Expires 02/06/15, Strike 1.25, (OTC) (CP-DB)	16,057
EUR	1,600,000	EUR Call/USD Put, Expires 11/12/15, Strike 1.25, (OTC) (CP-JPM)	62,155
USD	1,300,000	JPY Call/USD Put, Expires 02/16/15, Strike 117.00, (OTC) (CP-GS)	16,284
USD	1,400,000	JPY Call/USD Put, Expires 02/19/15, Strike 113.34, (OTC) (CP-GS)	6,523
USD	700,000	JPY Call/USD Put, Expires 01/16/15, Strike 105.90, (OTC) (CP-DB)	7
USD	1,400,000	JYP Call/USD Put, Expires 01/05/15, Strike 98.50, (OTC) (CP-DB)	—
EUR	905,275	USD Call/EUR Put, Expires 02/03/15, Strike 1.22, (OTC) (CP-DB)	7,015
EUR	1,100,000	USD Call/EUR Put, Expires 02/06/15, Strike 1.25, (OTC) (CP-DB)	23,418
EUR	860,405	USD Call/EUR Put, Expires 11/03/17, Strike 1.24, (OTC) (CP-GS)	47,025
EUR	1,600,000	USD Call/EUR Put, Expires 11/12/15, Strike 1.25, (OTC) (CP-JPM)	64,948
GBP	900,000	USD Call/GBP Put, Expires 11/16/15, Strike 1.56, (OTC) (CP-GS)	43,509
USD	1,300,000	USD Call/JPY Put, Expires 02/16/15, Strike 117.00, (OTC) (CP-GS)	33,857
USD	1,400,000	USD Call/JPY Put, Expires 02/19/15, Strike 113.34, (OTC) (CP-GS)	68,569
USD	1,400,000	USD Call/JPY Put, Expires 01/05/15, Strike 104.85, (OTC) (CP-DB)	162,910
USD	700,000	USD Call/JPY Put, Expires 01/16/15, Strike 105.90, (OTC) (CP-DB)	75,156

		TOTAL OPTIONS PURCHASED (COST $435,765)	627,433

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 4.9%

	Money Market Funds — 2.8%
1,231,088	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 0.00% (b)	1,231,088

	U.S. Government — 2.1%
150,000	U.S. Treasury Bill, 0.09%, due 06/25/15 (c)(d)	149,927
800,000	U.S. Treasury Bill, 0.01%, due 01/08/15 (c)(d)	799,990

	Total U.S. Government	949,917

	TOTAL SHORT-TERM INVESTMENTS (COST $2,180,970)	2,181,005

	TOTAL INVESTMENTS — 101.2% (Cost $43,999,532)	45,046,643
	Other Assets and Liabilities (net) — (1.2%)	(524,772)

	TOTAL NET ASSETS — 100.0%	$44,521,871

A summary of outstanding financial instruments at November 30, 2014 is as follows:

Forward Currency Contracts

Settlement Date	Counter-party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
12/22/2014	CITI	EUR	900,000	USD	1,121,508	$1,522
12/22/2014	DB	EUR	800,000	USD	1,000,075	4,532
12/22/2014	GS	EUR	5,300,000	USD	6,622,324	26,852
01/23/2015	DB	GBP	220,000	USD	347,208	3,241
12/19/2014	GS	JPY	11,667,700	USD	100,000	1,650
02/06/2015	BCLY	KRW	1,478,100,000	USD	1,340,467	10,096
01/09/2015	GS	SEK	2,300,000	USD	312,683	4,148
12/19/2014	BCLY	USD	1,002,849	JPY	108,420,000	(88,946)
12/19/2014	BOA	USD	1,007,789	JPY	108,962,100	(89,316)
12/19/2014	DB	USD	5,492,667	JPY	623,220,000	(239,367)
12/19/2014	GS	USD	1,412,031	JPY	156,662,100	(91,481)
12/19/2014	MSCI	USD	992,823	JPY	107,335,800	(88,059)
12/22/2014	BCLY	USD	874,919	AUD	1,000,000	(24,807)
12/22/2014	BCLY	USD	3,006,560	EUR	2,375,000	(51,042)
12/22/2014	BOA	USD	2,977,691	EUR	2,351,250	(51,728)
12/22/2014	DB	USD	3,022,805	EUR	2,386,875	(52,510)
12/22/2014	GS	USD	3,407,572	EUR	2,696,875	(51,504)
01/23/2015	GS	USD	5,491,760	GBP	3,500,000	(19,569)
02/06/2015	BCLY	USD	1,002,388	INR	62,300,000	(12,197)

						$(808,485)

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
4	Australian Government Bond 10 Yr.	December 2014	$426,540	$19,786
6	Australian Government Bond 3 Yr.	December 2014	563,700	7,029
2	Canadian Government Bond 10 Yr.	March 2015	240,808	2,461
24	Euro BOBL	December 2014	3,829,954	12,816
17	Euro Bund	December 2014	3,233,250	82,902
36	UK Gilt Long Bond	March 2015	6,617,974	43,065

			$14,912,226	$168,059

Sales
35	Euro Schatz	December 2014	$4,829,313	$834
18	U.S. Treasury Note 5 Yr. (CBT)	March 2015	2,150,860	(6,429)

			$6,980,173	$(5,595)

+	Buys - Fund is long the underlying asset to the contract. Sales - Fund is short the underlying asset to the contract.

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2014 (Unaudited)

Written Options

Principal Amount		Expiration Date	Description	Premiums	Market Value
Call EUR	858,034	02/03/2015	EUR Call/USD Put, Strike 1.28 (OTC) (CP-DB)	$5,632	$(4,027)
Call EUR	587,780	11/03/2017	EUR Call/USD Put, Strike 1.29 (OTC) (CP-GS)	42,302	(41,595)

				$47,934	$(45,622)

Swap Contracts

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
400,000	AUD	11/6/2024	BCI (e)	Receive	4.35%	6 Month AUD BBSW	$4,476
1,200,000	AUD	11/7/2024	BCI (e)	Receive	4.31%	6 Month AUD BBSW	11,971
2,100,000	AUD	11/11/2024	BCI (e)	Receive	4.33%	6 Month AUD BBSW	22,472
1,000,000	AUD	11/13/2024	BCI (e)	Receive	4.31%	6 Month AUD BBSW	9,775
1,510,000	EUR	11/28/2016	CSS (e)	Receive	0.10%	3 Month EURIBOR	(33)
70,000,000	JPY	10/3/2024	BCI (e)	(Pay)	0.66%	6 Month JPY LIBOR	(4,534)
68,000,000	JPY	10/7/2024	CSS (e)	(Pay)	0.64%	6 Month JPY LIBOR	(4,244)
68,000,000	JPY	10/9/2024	CSS (e)	(Pay)	0.65%	6 Month JPY LIBOR	(4,174)
353,000,000	JPY	10/15/2024	CSS (e)	(Pay)	0.63%	6 Month JPY LIBOR	(15,381)
2,500,000	MXN	10/9/2024	BCI (e)	Receive	6.10%	TIIE	3,655
6,300,000	MXN	10/11/2024	BCI (e)	Receive	6.18%	TIIE	12,324
5,000,000	MXN	10/16/2024	BCI (e)	Receive	6.03%	TIIE	5,256
2,500,000	MXN	10/17/2024	BCI (e)	Receive	6.05%	TIIE	2,917
2,400,000	MXN	10/18/2024	BCI (e)	Receive	6.08%	TIIE	3,220
5,200,000	MXN	10/18/2024	BCI (e)	Receive	6.12%	TIIE	8,205
1,200,000	MXN	10/24/2024	BCI (e)	Receive	6.17%	TIIE	2,234
4,700,000	MXN	10/25/2024	BCI (e)	Receive	6.19%	TIIE	9,295
4,200,000	MXN	10/28/2024	BCI (e)	Receive	6.13%	TIIE	6,801
500,000	MXN	10/30/2024	BCI (e)	Receive	6.19%	TIIE	1,033
3,300,000	SEK	6/1/2016	BCI (e)	(Pay)	0.28%	3 Month SEK STIBOR	(12)
5,000,000	SEK	8/5/2016	BCI (e)	Receive	0.63%	3 Month SEK STIBOR	3,822
12,000,000	SEK	8/6/2016	BCI (e)	Receive	0.62%	3 Month SEK STIBOR	9,147
14,000,000	SEK	8/7/2016	BCI (e)	Receive	0.63%	3 Month SEK STIBOR	10,802
6,000,000	SEK	8/11/2016	BCI (e)	Receive	0.62%	3 Month SEK STIBOR	4,622
3,000,000	SEK	8/13/2016	BCI (e)	Receive	0.63%	3 Month SEK STIBOR	2,392
2,400,000	SEK	12/1/2016	BCI (e)	(Pay)	0.31%	3 Month SEK STIBOR	6
4,800,000	USD	10/17/2018	CSS (e)	Receive	2.16%	3 Month USD LIBOR	8,448
2,400,000	USD	12/17/2021	CSS (e)	Receive	3.07%	3 Month USD LIBOR	13,885
5,100,000	USD	12/17/2021	CSS (e)	Receive	3.11%	3 Month USD LIBOR	33,934

							$162,314

						Premiums to (Pay) Receive	$—

#	Receive - Fund receives fixed rate and pays variable rate. (Pay) - Fund pays fixed rate and receives variable rate.

As of November 30, 2014, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

GMO International Bond Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2014 (Unaudited)

Notes to Schedule of Investments:

BBSW - Bank Bill Swap Reference Rate

BOBL - Bundesobligationen

CP - Counterparty

EURIBOR - Euro Interbank Offered Rate

JPY LIBOR - London Interbank Offered Rate denominated in Japanese Yen.

OTC - Over-the-Counter

Reg S - Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

TIIE - Tasa de Interes Interbacaria de Equilibrio - 28 - Day Interbank Equilibrium Interest Rate - Mexico

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

(a)	Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic.

(b)	The rate disclosed is the 7 day net yield as of November 30, 2014. Note: Yield rounds to 0.00%.

(c)	The rate shown represents yield-to-maturity.

(d)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

(e)	Interest rate swap was cleared through the CME Group.

Counterparty Abbreviations:

BCI - Barclays Capital Inc.

BCLY - Barclays Bank plc

BOA - Bank of America, N.A.

CITI - Citibank N.A.

CSS – Credit Suisse Securities (USA) LLC

DB - Deutsche Bank AG

GS - Goldman Sachs International

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

EUR - Euro

GBP - British Pound

INR - Indian Rupee

JPY - Japanese Yen

KRW - South Korean Won

MXN - Mexican Peso

SEK - Swedish Krona

USD - United States Dollar

GMO U.S. Treasury Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Par Value ($) / Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 88.2%

	U.S. Government — 88.2%
180,400,000	U.S. Treasury Bill, 0.05%, due 04/09/15 (a)	180,369,331
176,000,000	U.S. Treasury Bill, 0.05%, due 04/02/15 (a)	175,973,071
6,000,000	U.S. Treasury Bill, 0.02%, due 03/05/15 (a)	5,999,688
208,000,000	U.S. Treasury Bill, 0.05%, due 04/16/15 (a)	207,960,687
179,000,000	U.S. Treasury Bill, 0.06%, due 04/30/15 (a)	178,959,009
89,000,000	U.S. Treasury Bill, 0.00%, due 12/18/14 (a)	88,999,020
152,500,000	U.S. Treasury Bill, 0.01%, due 12/26/14 (a)	152,495,424
32,200,000	U.S. Treasury Bill, 0.01%, due 01/02/15 (a)	32,199,485
69,700,000	U.S. Treasury Bill, 0.01%, due 02/26/15 (a)	69,697,491
357,500,000	U.S. Treasury Bill, 0.04%, due 01/08/15 (a)	357,495,351
128,000,000	U.S. Treasury Bill, 0.04%, due 03/26/15 (a)	127,984,639
190,000,000	U.S. Treasury Bill, 0.06%, due 04/23/15 (a)	189,954,779
153,000,000	U.S. Treasury Bill, 0.07%, due 05/07/15 (a)	152,956,700
94,000,000	U.S. Treasury Bill, 0.07%, due 05/21/15 (a)	93,968,706

	Total U.S. Government	2,015,013,381

	Money Market Funds — 0.0%
369,923	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 0.00% (b)	369,923

	TOTAL SHORT-TERM INVESTMENTS (COST $2,015,428,479)	2,015,383,304

	TOTAL INVESTMENTS — 88.2% (Cost $2,015,428,479)	2,015,383,304
	Other Assets and Liabilities (net) — 11.8%	270,133,401

	TOTAL NET ASSETS — 100.0%	$2,285,516,705

Notes to Schedule of Investments:

(a)	The rate shown represents yield-to-maturity.
(b)	The rate disclosed is the 7 day net yield as of November 30, 2014. Note: Yield rounds to 0.00%.

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Par Value ($)	Description	Value ($)
	DEBT OBLIGATIONS — 35.5%

	Asset-Backed Securities — 11.6%
	Collateralized Debt Obligations — 0.0%
6,777,455	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.03%, due 11/23/52	6,777

	Commercial Mortgage-Backed Securities — 3.7%
745,532	Bayview Commercial Asset Trust, Series 04-3, Class A1, 144A, 1 mo. LIBOR + .37%, 0.53%, due 01/25/35	685,890
1,134,759	Bayview Commercial Asset Trust, Series 05-4A, Class A2, 144A, 1 mo. LIBOR + .39%, 0.55%, due 01/25/36	1,001,425
3,524,551	Bayview Commercial Asset Trust, Series 07-6A, Class A2, 144A, 1 mo. LIBOR + 1.30%, 1.46%, due 12/25/37	3,577,420
718,772	GE Business Loan Trust, Series 05-2A, Class A, 144A, 1 mo. LIBOR + .24%, 0.39%, due 11/15/33	663,067
796,216	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.41%, due 02/25/30	750,864
589,455	Lehman Brothers Small Balance Commercial, Series 05-2A, Class 1A, 144A, 1 mo. LIBOR + .25%, 0.41%, due 09/25/30	551,140

	Total Commercial Mortgage-Backed Securities	7,229,806

	Insured Other — 1.0%
9,200,000	Toll Road Investment Part II, Series C, 144A, NPG, Zero Coupon, due 02/15/37	2,014,800

	Miscellaneous — 1.4%
1,611,125	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.35%, due 09/15/41	1,557,820
1,299,141	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.35%, due 12/15/41	1,262,197

	Total Miscellaneous	2,820,017

	Residential Mortgage-Backed Securities -Other — 1.1%
2,689,263	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.16%, due 02/28/40	2,122,098

	Residential Mortgage-Backed Securities - Overseas — 1.1%
2,256,525	Paragon Mortgages Plc, Series 14A, Class A2C, 144A, 3 mo. LIBOR + .20%, 0.43%, due 09/15/39	2,127,677

Par Value ($) / Principal Amount / Shares		Description	Value ($)
		Asset-Backed Securities — continued
		Residential Mortgage-Backed Securities - Subprime — 3.3%
	4,360,357	Bear Stearns Asset-Backed Securities, Inc., Series 07-AQ1, Class A2, 1 mo. LIBOR + .20%, 0.35%, due 11/25/36	2,396,800
	7,920,265	Securitized Asset-Backed Receivables LLC Trust, Series 06-HE1, Class A2C, 1 mo. LIBOR + .16%, 0.32%, due 07/25/36	3,979,934

		Total Residential Mortgage-Backed Securities - Subprime	6,376,734

		Total Asset-Backed Securities	22,697,909

		U.S. Government — 23.5%
	55,000,000	U.S. Treasury Strip Coupon, due 02/15/23	45,963,940

		U.S. Government Agency — 0.4%
	800,000	U.S. Department of Transportation, 144A, 6.00%, due 12/07/21	854,000

		TOTAL DEBT OBLIGATIONS (COST $82,169,899)	69,515,849

		OPTIONS PURCHASED — 0.0%

		Currency Options — 0.0%
EUR	3,000,000	EUR Call/CHF Put, Expires 06/16/15, Strike 1.56, (OTC) (CP - JPM)	—

		TOTAL OPTIONS PURCHASED (COST $1,356,350)	—

		SHORT-TERM INVESTMENTS — 62.6%

		Money Market Funds — 1.2%
	2,356,970	State Street Institutional Liquid Reserves Fund-Premier Class, 0.08% (a)	2,356,970

		U.S. Government — 61.4%
	3,200,000	U.S. Treasury Bill, 0.05%, due 04/23/15 (b)	3,199,238
	6,110,000	U.S. Treasury Bill, 0.04%, due 04/09/15 (b)	6,108,961
	10,500,000	U.S. Treasury Bill, 0.08%, due 06/25/15 (b)	10,494,897
	2,555,000	U.S. Treasury Bill, 0.05%, due 04/16/15 (b)	2,554,517
	96,000,000	U.S. Treasury Bill, 0.01%, due 01/08/15 (b)	95,998,752
	1,970,000	U.S. Treasury Bill, 0.01%, due 01/15/15 (b)	1,969,963

		Total U.S. Government	120,326,328

		TOTAL SHORT-TERM INVESTMENTS (COST $122,683,778)	122,683,298

		TOTAL INVESTMENTS — 98.1% (Cost $206,210,027)	192,199,147
		Other Assets and Liabilities (net) — 1.9%	3,802,240

		TOTAL NET ASSETS — 100.0%	$196,001,387

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2014 (Unaudited)

A summary of outstanding financial instruments at November 30, 2014 is as follows:

Reverse Repurchase Agreements

Average balance outstanding	$(48,368,280)
Average interest rate	0.62%
Maximum balance outstanding	$(49,679,720)

Average balance outstanding was calculated based on daily face value balances outstanding during the period that the Fund had entered into reverse repurchase agreements. The Fund had no reverse repurchase agreements outstanding at the end of the period.

Swap Contracts

Forward Starting Cross-Currency Basis Swaps

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
772,900,000	JPY	11/28/2016	11/28/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	$4,269
772,900,000	JPY	11/29/2016	11/29/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	4,293
772,900,000	JPY	11/30/2016	11/30/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	4,314
772,900,000	JPY	12/1/2016	12/1/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	4,344
772,900,000	JPY	12/2/2016	12/2/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	4,315
772,900,000	JPY	12/5/2016	12/5/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	3,046
772,900,000	JPY	12/6/2016	12/6/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	3,055
772,900,000	JPY	12/7/2016	12/7/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	3,063
772,900,000	JPY	12/8/2016	12/8/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	3,062
772,900,000	JPY	12/9/2016	12/9/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	3,356

							$37,117

					Premiums to (Pay) Receive		$—

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay) #	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
352,700,000	USD	9/28/2020	CSS (c)	Receive	3.20%	3 Month USD LIBOR	$2,990,479
55,000,000	USD	2/15/2023	CSS (c)	(Pay)	0.00%	3 Month USD LIBOR	(2,534,622)
1,310,000	GBP	11/26/2024	BCI (c)	(Pay)	2.63%	6 Month GBP LIBOR	(8,928)
62,000,000	GBP	12/17/2024	BCI (c)	(Pay)	3.50%	6 Month GBP LIBOR	(4,162,470)
13,000,000	USD	5/2/2049	CSS (c)	(Pay)	3.98%	3 Month USD LIBOR	(1,806,198)
13,000,000	USD	5/2/2049	CSS (c)	(Pay)	3.97%	3 Month USD LIBOR	(1,794,101)
8,600,000	USD	9/12/2049	CSS (c)	(Pay)	3.66%	3 Month USD LIBOR	(667,863)

							$(7,983,703)

						Premiums to (Pay) Receive	$4,838

#	Receive - Fund receives fixed rate and pays variable rate. (Pay) - Fund pays fixed rate and receives variable rate.

As of November 30, 2014, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

GMO World Opportunity Overlay Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2014 (Unaudited)

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

CDO - Collateralized Debt Obligation

CP - Counterparty

GBP LIBOR - London Interbank Offered Rate denominated in British Pounds.

JPY LIBOR - London Interbank Offered Rate denominated in Japanese Yen.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

OTC - Over-the-Counter

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

(a)	The rate disclosed is the 7 day net yield as of November 30, 2014.
(b)	The rate shown represents yield-to-maturity.
(c)	Interest rate swap was cleared through the CME Group.

Counterparty Abbreviations:

BCI - Barclays Capital Inc

CSS - Credit Suisse Securities (USA) LLC

GS - Goldman Sachs International

Currency Abbreviations:

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

USD - United States Dollar

As of November 30, 2014, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Asset Allocation Bond Fund	5,186,833,398	47,962,672	(33,456,036)	14,506,636
Benchmark-Free Bond Fund	8,121,819	16,022	(12,450)	3,572
Core Plus Bond Fund	244,682,278	3,277,864	(13,939,171)	(10,661,307)
Currency Hedged International Bond Fund	73,318,274	—	(2,843,565)	(2,843,565)
Debt Opportunities Fund	1,892,374,483	43,994,131	(131,985,093)	(87,990,962)
Emerging Country Debt Fund	3,377,972,949	311,673,963	(197,480,786)	114,193,177
Global Bond Fund	52,805,173	—	(5,095,395)	(5,095,395)
International Bond Fund	53,976,947	—	(8,930,304)	(8,930,304)
U.S. Treasury Fund	2,015,428,479	11,766	(56,941)	(45,175)
World Opportunity Overlay Fund	195,481,621	1,913,816	(5,196,290)	(3,282,474)

Investments in affiliated issuers

The Funds make investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Funds’ Schedule of Investments.

A summary of the Funds’ transactions in the shares of other funds of the Trust during the period ended November 30, 2014 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
Asset Allocation Bond Fund
GMO U.S. Treasury Fund	$56,730,951	$140,139,721	$100,700,000	$35,395	$4,326	96,170,673

Benchmark-Free Bond Fund
GMO Debt Opportunities Fund, Class VI	$—	$400,000	$—	$—	$—	$399,534
GMO Emerging Country Debt Fund, Class IV	—	800,000	—	—	—	803,086

Totals	$—	$1,200,000	$—	$—	$—	$1,202,620

Core Plus Bond Fund
GMO Debt Opportunities Fund, Class VI	$25,663,007	$—	$17,374,000	$—	$—	8,687,740
GMO Emerging Country Debt Fund, Class IV	10,512,729	399,936	—	399,936	—	11,374,066
GMO U.S. Treasury Fund	20,009,568	60,003,172	50,985,604	8,855	1,817	29,027,135
GMO World Opportunity Overlay Fund	54,497,445	—	2,288,000	—	—	51,268,369

Totals	$110,682,749	$60,403,108	$70,647,604	$408,791	$1,817	100,357,310

Currency Hedged International Bond Fund
GMO Debt Opportunities Fund, Class VI	$9,283,354	$—	$2,181,000	$—	$—	$7,348,726
GMO Emerging Country Debt Fund, Class IV	3,119,087	118,660	—	118,660	—	3,374,643
GMO U.S. Treasury Fund	8,627,795	20,781,164	29,230,000	4,307	857	178,959
GMO World Opportunity Overlay Fund	16,096,362	—	—	—	—	15,808,499

Totals	$37,126,598	$20,899,824	$31,411,000	$122,967	$857	$26,710,827

Debt Opportunities Fund
GMO U.S. Treasury Fund	$53,031,828	$140,800,000	$149,000,000	$13,852	$1	$44,831,828

Emerging Country Debt Fund
GMO Debt Opportunities Fund, Class VI	$13,757,244	$—	$—	$—	$—	14,205,973
GMO U.S. Treasury Fund	56,008,142	—	—	19,826	2,240	56,008,143
GMO World Opportunity Overlay Fund	40,674,643	—	—	—	—	39,947,227

Totals	$110,440,029	$—	$—	$19,826	$2,240	110,161,343

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
Global Bond Fund
GMO Debt Opportunities Fund, Class VI	$27,241,360	$—	$22,558,000	$—	$—	$5,125,560
GMO Emerging Country Debt Fund, Class IV	5,774,234	79,642	4,158,300	79,642	—	2,111,786
GMO U.S. Treasury Fund	21,069,540	35,405,525	56,475,065	6,039	444	—
GMO World Opportunity Overlay Fund	31,889,522	—	21,309,250	—	—	10,441,598

Totals	$85,974,656	$35,485,167	$104,500,615	$85,681	$444	$17,678,944

International Bond Fund
GMO Debt Opportunities Fund, Class VI	$13,772,624	$—	$7,783,500	$—	$—	$6,255,985
GMO Emerging Country Debt Fund, Class IV	2,480,075	66,838	780,000	66,838	—	1,900,863
GMO U.S. Treasury Fund	2,367,613	15,740,678	18,015,000	1,428	250	93,291
GMO World Opportunity Overlay Fund	13,814,756	—	3,500,000	—	—	10,155,714

Totals	$32,435,068	$15,807,516	$30,078,500	$68,266	$250	$18,405,853

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2014 through November 30, 2014. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2015.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires GMO to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. GMO believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value a Fund ultimately realizes upon sale of those securities.

Portfolio valuation

Typically, the Funds and the underlying funds value each fixed income security based on the most recent quoted price supplied by a single pricing source chosen by Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”). Although GMO normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. GMO monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Funds and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily confirm the security price used by the Funds and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Funds and the underlying funds. See the table below for information about securities for which no alternative pricing source was available.

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event GMO deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Unlisted securities (including fixed income securities) for which market quotations are readily available are generally valued at the most recent quoted price. Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees of GMO Trust (the “Trustees”) or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds and/or the underlying funds classify such securities as Level 3 (levels defined below). For the period ended November 30, 2014, the Funds did not reduce the value of any of their over-the-counter (“OTC”) derivatives contracts, if any, based on the creditworthiness of their counterparties. See “Derivative financial instruments” for a further discussion on valuation of derivatives.

“Quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If a market quotation for a security does not involve a bid or an ask, the “quoted price” may be the price provided by a market participant or other third-party pricing source in accordance with the market practice for that security. If an updated quote for a security is not available by the time that a Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

As discussed above, certain of the Funds and underlying funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees or valued using prices for which no alternative pricing source was available. The table below presents securities and/or derivatives on a net basis, based on market values or unrealized appreciation/(depreciation), which will tend to understate the Funds’ exposure. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of November 30, 2014 is as follows:

Securities and Derivatives

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees	Single source: No alternative pricing source was available
Asset Allocation Bond Fund	—	< 1%
Benchmark-Free Bond Fund	< 1%	< 1%
Core Plus Bond Fund	< 1%	1%
Currency Hedged International Bond Fund	< 1%	1%
Debt Opportunities Fund	1%	4%
Emerging Country Debt Fund	2%	4%
Global Bond Fund	< 1%	1%
International Bond Fund	< 1%	1%
U.S. Treasury Fund	—	—
World Opportunity Overlay Fund	—	2%

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). At November 30, 2014, certain Funds directly held material Level 3 investments in asset-backed securities (Debt Opportunities Fund and World Opportunity Overlay Fund) and foreign government debt obligations (Emerging Country Debt Fund). Each Fund values these investments using unadjusted prices supplied by a third-party pricing source (e.g., broker quotes) as described in the “Portfolio Valuation” section above. Other than as described in this paragraph, there were no other Funds with classes of investments or derivatives with direct material Level 3 holdings at November 30, 2014.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, certain U.S. government obligations, derivatives actively traded on a national securities exchange (such as some futures and options), and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include certain U.S. government agency securities, mortgage-backed securities, asset-backed securities, certain sovereign debt obligations, and corporate bonds valued using broker quotes; cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; and certain restricted securities valued at the most recent available market or quoted price.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, certain debt securities (such as asset-backed, mortgage-backed, loans and sovereign debt) and derivatives even though they are valued using broker quotes; certain debt securities and derivatives adjusted by a specified discount for liquidity or other considerations; certain sovereign debt securities valued using comparable securities issued by the sovereign adjusted by a specified spread; securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; potential litigation recoveries and interests related to bankruptcy proceedings; and third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of November 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Asset Allocation Bond Fund
Asset Valuation Inputs
Debt Obligations
Bank Loans	$—	$—	$65,098,780	$65,098,780
U.S. Government	—	1,849,177,422	—	1,849,177,422

TOTAL DEBT OBLIGATIONS	—	1,849,177,422	65,098,780	1,914,276,202

Mutual Funds	96,170,673	—	—	96,170,673

Options Purchased	—	164,853,519	—	164,853,519
Short-Term Investments	3,026,039,640	—	—	3,026,039,640

Total Investments	3,122,210,313	2,014,030,941	65,098,780	5,201,340,034

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	100,789,375	—	100,789,375
Swap Contracts
Interest Rate Risk	—	88,406,448	—	88,406,448

Total	$3,122,210,313	$2,203,226,764	$65,098,780	$5,390,535,857

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(39,997,218)	$—	$(39,997,218)
Written Options
Foreign Currency Risk	—	(16,254,714)	—	(16,254,714)
Swap Contracts
Interest Rate Risk	—	(102,877,475)	—	(102,877,475)

Total	$—	$(159,129,407)	$—	$(159,129,407)

Benchmark-Free Bond Fund
Asset Valuation Inputs
Mutual Funds	$1,202,620	$—	$—	$1,202,620

Options Purchased	—	140,476	—	140,476
Short-Term Investments	6,782,295	—	—	6,782,295

Total Investments	7,984,915	140,476	—	8,125,391

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	25,569	—	25,569
Swap Contracts
Interest Rate Risk	—	47,311	—	47,311

Total	$7,984,915	$213,356	$—	$8,198,271

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(9,050)	$—	$(9,050)
Written Options
Foreign Currency Risk	—	(17,879)	—	(17,879)
Swap Contracts
Interest Rate Risk	—	(39,327)	—	(39,327)

Total	$—	$(66,256)	$—	$(66,256)

Description	Level 1	Level 2	Level 3	Total
Core Plus Bond Fund
Asset Valuation Inputs
Debt Obligations
Asset-Backed Securities	$—	$—	$1,073,405	$1,073,405
Corporate Debt	—	4,006,032	—	4,006,032
Foreign Government Obligations	—	9,854,047	—	9,854,047
U.S. Government	10,438,280	46,017,180	—	56,455,460

TOTAL DEBT OBLIGATIONS	10,438,280	59,877,259	1,073,405	71,388,944

Mutual Funds	100,357,310	—	—	100,357,310
Options Purchased	—	3,281,503	—	3,281,503
Short-Term Investments	58,993,214	—	—	58,993,214

Total Investments	169,788,804	63,158,762	1,073,405	234,020,971

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	1,706,034	—	1,706,034
Futures Contracts
Interest Rate Risk	8,323	—	—	8,323
Swap Contracts
Interest Rate Risk	—	1,795,492	—	1,795,492

Total	$169,797,127	$66,660,288	$1,073,405	$237,530,820

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(734,821)	$—	$(734,821)
Written Options
Foreign Currency Risk	—	(245,261)	—	(245,261)
Swap Contracts
Interest Rate Risk	—	(948,003)	—	(948,003)

Total	$—	$(1,928,085)	$—	$(1,928,085)

Currency Hedged International Bond Fund
Asset Valuation Inputs
Debt Obligations
Foreign Government Obligations	$—	$37,679,381	$—	$37,679,381
U.S. Government	—	4,117,979	—	4,117,979

TOTAL DEBT OBLIGATIONS	—	41,797,360	—	41,797,360

Mutual Funds	26,710,827	—	—	26,710,827

Options Purchased	—	1,003,128	—	1,003,128
Short-Term Investments	963,394	—	—	963,394

Total Investments	27,674,221	42,800,488	—	70,474,709

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	947,089	—	947,089
Futures Contracts
Interest Rate Risk	219,932	—	—	219,932
Swap Contracts
Interest Rate Risk	—	358,078	—	358,078

Total	$27,894,153	$44,105,655	$—	$71,999,808

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(239,312)	$—	$(239,312)
Futures Contracts
Interest Rate Risk	(10,359)	—	—	(10,359)
Written Options
Foreign Currency Risk	—	(71,900)	—	(71,900)
Swap Contracts
Interest Rate Risk	—	(111,916)	—	(111,916)

Total	$(10,359)	$(423,128)	$—	$(433,487)

Description	Level 1	Level 2	Level 3	Total
Debt Opportunities Fund
Asset Valuation Inputs
Debt Obligations
Asset-Backed Securities	$—	$53,111,012	$1,371,342,653	$1,424,453,665
U.S. Government Agency	—	—	25,240,932	25,240,932

TOTAL DEBT OBLIGATIONS	—	53,111,012	1,396,583,585	1,449,694,597

Mutual Funds	44,831,828	—	—	44,831,828

Short-Term Investments	309,857,096	—	—	309,857,096

Total Investments	354,688,924	53,111,012	1,396,583,585	1,804,383,521

Derivatives*
Swap Contracts
Credit Risk	—	1,258,072	—	1,258,072

Total	$354,688,924	$54,369,084	$1,396,583,585	$1,805,641,593

Liability Valuation Inputs
Derivatives*
Futures Contracts
Interest Rate Risk	$(417,693)	$—	$—	$(417,693)
Swap Contracts
Credit Risk	—	(668,850)	—	(668,850)
Interest Rate Risk	—	(257,070)	—	(257,070)

Total	$(417,693)	$(925,920)	$—	$(1,343,613)

Emerging Country Debt Fund
Asset Valuation Inputs
Debt Obligations
Asset-Backed Securities	$—	$—	$71,801,114	$71,801,114
Corporate Debt	—	8,505,000	21,250,000	29,755,000
Foreign Government Agency	—	791,971,554	74,607,550	866,579,104
Foreign Government Obligations	—	1,850,075,804	137,638,569	1,987,714,373
Judgments	—	—	42,488,000	42,488,000
U.S. Government	—	72,821,852	—	72,821,852

TOTAL DEBT OBLIGATIONS	—	2,723,374,210	347,785,233	3,071,159,443

Loan Assignments	—	—	8,967,009	8,967,009
Loan Participations	—	—	73,777,962	73,777,962
Mutual Funds	110,161,343	—	—	110,161,343
Rights/Warrants	—	—	8,323,377	8,323,377
Short-Term Investments	219,776,992	—	—	219,776,992

Total Investments	329,938,335	2,723,374,210	438,853,581	3,492,166,126

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	15,380,838	—	15,380,838
Options
Credit Risk	—	—	809,058	809,058
Swap Contracts
Credit Risk	—	87,008,445	—	87,008,445
Interest Rate Risk	—	530,561	—	530,561

Total	$329,938,335	$2,826,294,054	$439,662,639	$3,595,895,028

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(620,416)	$—	$(620,416)
Options
Credit Risk	—	—	(1,150,713)	(1,150,713)
Swap Contracts
Credit Risk	—	(126,615,919)	—	(126,615,919)
Interest Rate Risk	—	(3,043,639)	—	(3,043,639)

Total	$—	$(130,279,974)	$(1,150,713)	$(131,430,687)

Description	Level 1	Level 2	Level 3	Total
Global Bond Fund
Asset Valuation Inputs
Debt Obligations
Foreign Government Obligations	$—	$10,159,612	$—	$10,159,612
U.S. Government	—	16,484,214	—	16,484,214

TOTAL DEBT OBLIGATIONS	—	26,643,826	—	26,643,826

Mutual Funds	17,678,944	—	—	17,678,944

Options Purchased	—	653,527	—	653,527
Short-Term Investments	2,733,481	—	—	2,733,481

Total Investments	20,412,425	27,297,353	—	47,709,778

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	56,856	—	56,856
Futures Contracts
Interest Rate Risk	105,632	—	—	105,632
Swap Contracts
Interest Rate Risk	—	215,310	—	215,310

Total	$20,518,057	$27,569,519	$—	$48,087,576

Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(1,029,804)	$—	$(1,029,804)
Futures Contracts
Interest Rate Risk	(31,397)	—	—	(31,397)
Written Options
Foreign Currency Risk	—	(47,264)	—	(47,264)
Swap Contracts
Interest Rate Risk	—	(6,682)	—	(6,682)

Total	$(31,397)	$(1,083,750)	$—	$(1,115,147)

International Bond Fund
Asset Valuation Inputs
Debt Obligations
Foreign Government Obligations	$—	$22,474,163	$—	$22,474,163
U.S. Government	—	1,358,189	—	1,358,189

TOTAL DEBT OBLIGATIONS	—	23,832,352	—	23,832,352

Mutual Funds	18,405,853	—	—	18,405,853

Options Purchased	—	627,433	—	627,433
Short-Term Investments	2,181,005	—	—	2,181,005

Total Investments	20,586,858	24,459,785	—	45,046,643

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	52,041	—	52,041
Futures Contracts
Interest Rate Risk	168,893	—	—	168,893
Swap Contracts
Interest Rate Risk	—	190,692	—	190,692

Total	$20,755,751	$24,702,518	$—	$45,458,269

Description	Level 1	Level 2	Level 3	Total
International Bond Fund (continued)
Liability Valuation Inputs
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	$—	$(860,526)	$—	$(860,526)
Futures Contracts
Interest Rate Risk	(6,429)	—	—	(6,429)
Written Options
Foreign Currency Risk	—	(45,622)	—	(45,622)
Swap Contracts
Interest Rate Risk	—	(28,378)	—	(28,378)

Total	$(6,429)	$(934,526)	$—	$(940,955)

U.S. Treasury Fund
Short-Term Investments	$2,015,383,304	$—	$—	$2,015,383,304

Total Investments	2,015,383,304	—	—	2,015,383,304

Total	$2,015,383,304	$—	$—	$2,015,383,304

World Opportunity Overlay Fund
Asset Valuation Inputs
Debt Obligations
Asset-Backed Securities	$—	$—	$22,697,909	$22,697,909
U.S. Government	—	45,963,940	—	45,963,940
U.S. Government Agency	—	—	854,000	854,000

TOTAL DEBT OBLIGATIONS	—	45,963,940	23,551,909	69,515,849

Options Purchased	—	0 **	—	0 **
Short-Term Investments	122,683,298	—	—	122,683,298

Total Investments	122,683,298	45,963,940	23,551,909	192,199,147

Derivatives*
Swap Contracts
Interest Rate Risk	—	3,027,596	—	3,027,596

Total	$122,683,298	$48,991,536	$23,551,909	$195,226,743

Liability Valuation Inputs
Derivatives*
Swap Contracts
Interest Rate Risk	$—	$(10,974,182)	$—	$(10,974,182)

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Funds’ net asset values than the uncertainties surrounding inputs for a non-derivative security with the same market value.
**	Represents the interest in investments that were determined to have a value of zero at November 30, 2014.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ summary of levels above.

For all Funds for the period ended November 30, 2014, there were no material transfers between Level 1 and Level 2.

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2014		Purchases	Sales		Accrued Discounts/ Premiums	Total Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3*		Transfer out of Level 3*		Balances as of November 30, 2014	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of November 30, 2014
Asset Allocation Bond Fund
Debt Obligations
Bank Loans	$—		$64,321,250	$—		$4,659	$—	$772,871	$—		$—		$65,098,780	$772,871

Total	$—		$64,321,250	$—		$4,659	$—	$772,871	$—		$—		$65,098,780	$772,871

Core Plus Bond Fund
Debt Obligations
Asset-Backed Securities	$3,005,500		$—	$(2,044,053)		$51,553	$(732,171)	$792,576	$—		$—		$1,073,405	$47,088

Total	$3,005,500		$—	$(2,044,053	)#	$51,553	$(732,171)	$792,576	$—		$—		$1,073,405	$47,088

Debt Opportunities Fund
Debt Obligations
Asset-Backed Securities	$1,825,883,825		$264,804,283	$(769,296,290)		$7,769,383	$(77,376,205)	$114,527,313	$5,030,344	**	$—		$1,371,342,653	$30,128,251
U.S. Government Agency	26,905,298		—	(1,857,577)		9,318	—	183,893	—		—		25,240,932	183,773

Total	$1,852,789,123		$264,804,283	$(771,153,867	)##	$7,778,701	$(77,376,205)	$114,711,206	$5,030,344		$—		$1,396,583,585	$30,312,024

Emerging Country Debt Fund
Debt Obligations
Asset-Backed Securities	$75,460,374		$—	$(13,465,437)		$397,439	$(6,367,771)	$14,840,631	$935,878	**	$—		$71,801,114	$6,435,015
Corporate Debt	19,550,000		—	—		(436)	—	1,700,436	—		—		21,250,000	1,700,436
Foreign Government Agency	73,204,565		2,170,000	—		805,739	—	(1,572,754)	—		—		74,607,550	(1,572,754)
Foreign Government Obligations	128,865,871		2,272,924	(1,637,363)		(1,380,986)	—	9,518,123	—		—		137,638,569	9,518,123
Judgments	26,800,000		—	—		645,940	—	15,042,060	—		—		42,488,000	15,042,060

Total Debt Obligations	323,880,810		4,442,924	(15,102,800)		467,696	(6,367,771)	39,528,496	935,878		—		347,785,233	31,122,880
Loan Assignments	9,720,318		—	(737,889)		364,911	—	(380,331)	—		—		8,967,009	(380,331)
Loan Participations	65,821,067		18,000,000	(5,010,297)		1,950,964	—	(6,983,772)	—		—		73,777,962	(6,983,772)
Rights/Warrants	11,368,449		—	—		—	—	(3,045,072)	—		—		8,323,377	(3,045,072)

Total Investments	410,790,644		22,442,924	(20,850,986	)###	2,783,571	(6,367,771)	29,119,321	935,878		—		438,853,581	20,713,705
Derivatives
Swap Contracts	0	***	—	(18,467,887)		—	18,467,887	8,536,625	—		(8,536,625	)**	—	—
Options	(1,796,608)		—	—		—	—	1,454,953	—		—		(341,655)	1,454,953

Total	$408,994,036		$22,442,924	$(39,318,873)		$2,783,571	$12,100,116	$39,110,899	$935,878		$(8,536,625)		$438,511,926	$22,168,658

World Opportunity Overlay Fund
Debt Obligations
Asset-Backed
Securities	$119,676,759		$738	$(103,371,108)		$(553,669)	$(36,790,927)	$43,736,116	$—		$—		$22,697,909	$1,602,754
U.S. Government Agency	843,840		—	—		(2,630)	—	12,790	—		—		854,000	12,791

Total	$120,520,599		$738	$(103,371,108	)####	$(556,299)	$(36,790,927)	$43,748,906	$—		$—		$23,551,909	$1,615,545

*	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.
**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.
***	Represents the interest in derivatives that were determined to have a value of zero at February 28, 2014 or November 30, 2014.
#	Includes $193,201 of proceeds received from principal paydowns.
##	Includes $221,238,349 of proceeds received from principal paydowns.
###	Includes $15,657,615 of proceeds received from principal paydowns.
####	Includes $8,947,017 of proceeds received from principal paydowns.

The net aggregate direct and indirect exposure to investments in securities and/or derivatives using Level 3 inputs and presented on a net basis, which will tend to understate the Funds’ exposure, (based on each Fund’s net assets) as of November 30, 2014 were as follows:

Fund Name	Level 3 securities and derivatives
Asset Allocation Bond Fund	1%
Benchmark-Free Bond Fund	5%
Core Plus Bond Fund	6%
Currency Hedged International Bond Fund	11%
Debt Opportunities Fund	77%
Emerging Country Debt Fund	13%
Global Bond Fund	12%
International Bond Fund	14%
U.S. Treasury Fund	—
World Opportunity Overlay Fund	12%

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the New York Stock Exchange (“NYSE”), generally at 4:00 pm Boston time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Loan assignments and participations

The Funds (except U.S. Treasury Fund) may invest in loans to corporate, governmental or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and that Fund may have minimal control over the terms of any loan modification. When a Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan. Loan assignments and participations outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Repurchase agreements

The Funds may enter into repurchase agreements with banks and broker-dealers. Under a repurchase agreement a Fund acquires a security for a relatively short period for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. That Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired may be less than the amount owed to that Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, that Fund’s recovery of cash from the seller may be delayed and, even if that Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. Repurchase agreements outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Reverse repurchase agreements

The Funds may enter into reverse repurchase agreements with banks and brokers to enhance return. Under a reverse repurchase agreement a Fund sells portfolio assets subject to an agreement by that Fund to repurchase the same assets at an agreed upon price and date. A Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes that Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result may realize a loss on the transaction if the securities it sold are worth more than the purchase price it originally received from the buyer. Reverse repurchase agreements outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Inflation-indexed bonds

The Funds (except U.S. Treasury Fund) may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The market price of inflation-indexed bonds normally changes when real interest rates change. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e., nominal interest rate minus inflation) might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will change in the same proportion as changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by a Fund from inflation-indexed bonds are generally included in the Fund’s gross income for the period in which they accrue. In addition, any increase in the principal amount of an inflation-indexed bond is generally included in the Fund’s gross income, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Delayed delivery commitments and when-issued securities

The Funds (except U.S. Treasury Fund) may purchase or sell securities on a when-issued or forward commitment basis. Payment and delivery may take place a month or more after the date of the transaction. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The purchase of when-issued or delayed delivery securities can cause a Fund’s portfolio to be leveraged. Delayed delivery commitments outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Short sales

Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability. A Fund is obligated to deliver securities at the trade price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. Short sales outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Other matters

Emerging Country Debt Fund

In December 2005, Emerging County Debt Fund (“ECDF”) entered into litigation against the Government of Argentina (“Argentina”) relating to Argentina’s failure to make payments on sovereign debt held by ECDF. A judgment was awarded in ECDF’s favor on September 24, 2007; however, ECDF’s ability to collect on this judgment remains uncertain, and ECDF is not able to transfer or sell the judgment without court consent. In late May 2010, Argentina commenced a public debt exchange in which certain defaulted debts, including legal judgments on those debts, were eligible to be exchanged for then performing Argentina bonds. The eligible portion of ECDF’s judgment was tendered in the debt exchange and ECDF received new bonds in June 2010. The remaining portion of ECDF’s judgment, which continues to be valued using a broker quote and adjusted by a discount for liquidity considerations, represented 1.2% of the net assets of ECDF as of November 30, 2014. In October 2014, ECDF filed supplemental claims requesting additional relief with respect to its existing judgment.

In December 2014, ECDF entered into litigation against the Government of Ecuador (“Ecuador”) relating to Ecuador’s failure to make payments on certain sovereign debt held by the Fund. The matter is currently pending before the court.

Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Asset Allocation Bond Fund	Benchmark-Free Bond Fund	Core Plus Bond Fund	Currency Hedged International Bond Fund	Debt Opportunities Fund	Emerging Country Debt Fund	Global Bond Fund	International Bond Fund	U.S. Treasury Fund	World Opportunity Overlay Fund
Market Risk – Fixed Income Investments	X	X	X	X	X	X	X	X	X	X
Market Risk – Asset-Backed Securities	X	X	X	X	X	X	X	X		X
Credit Risk	X	X	X	X	X	X	X	X	X	X
Illiquidity Risk	X	X	X	X	X	X	X	X		X
Derivatives Risk	X	X	X	X	X	X	X	X		X
Non-U.S. Investment Risk	X	X	X	X	X	X	X	X		X
Currency Risk	X	X	X	X	X	X	X	X		X
Focused Investment Risk	X	X	X	X	X	X	X	X	X	X
Leveraging Risk	X	X	X	X	X	X	X	X		X
Counterparty Risk	X	X	X	X	X	X	X	X		X
Commodities Risk		X
Market Disruption and Geopolitical Risk	X	X	X	X	X	X	X	X	X	X
Large Shareholder Risk	X	X	X	X	X	X	X	X	X	X
Management and Operational Risk	X	X	X	X	X	X	X	X	X	X
Fund of Funds Risk	X	X	X	X	X	X	X	X
Non-Diversified Funds	X	X	X	X	X	X	X	X		X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in other GMO Funds and other investment companies is exposed to the risks to which the underlying Funds in which it invests are exposed as well as the risk that investments made through underlying Funds will not perform as expected. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through its underlying Funds.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market value of their holdings will decline. Market risks include:

Fixed Income Investments. Funds that invest in fixed income securities (including bonds, notes, bills, synthetic debt instruments and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to a number of market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities and sovereign and quasi-sovereign debt instruments, can decline due to market uncertainty about their credit quality and the reliability of their payment streams. Some fixed income securities also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income security. When interest rates rise, these securities also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease. During periods of economic uncertainty and change, the market price of a Fund’s investments in below investment grade securities (commonly referred to as “junk bonds”) may be particularly volatile. Often junk bonds are subject to greater sensitivity to interest rate and economic changes than higher rated bonds and can be more difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. See “Credit Risk” and “Illiquidity Risk” below for more information about these risks.

A risk run by each Fund with a significant investment in fixed income securities is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is generally greater for Funds investing in fixed income securities with longer durations.

The extent to which a fixed income security’s price changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because the investment’s fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate securities, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate securities have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate securities when interest rates rise but outperform them when interest rates decline. Fixed income securities paying no interest, such as zero coupon and principal-only securities, create additional interest rate risk.

The market price of inflation-indexed bonds (including Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”)) typically will decline during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increase during periods of declining real interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities. There can be no assurance, however, that the value of inflation-indexed bonds will change in the same proportion as changes in nominal interest rates, and short-term increases in inflation may lead to a decline in their value.

Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless GMO waives or reduces its management fees.

Market risk for fixed income securities denominated in foreign currencies is also affected by currency risk. See “Currency Risk” below.

Fixed income markets may, in response to governmental intervention, economic or market developments, or other factors, experience periods of high volatility and/or reduced liquidity. During those periods, a Fund could also experience high levels of shareholder redemptions, and may have to sell securities when it would otherwise not do so, including at unfavorable prices. Fixed income investments may be difficult to value during such periods. In recent periods, central banks and governmental financial regulators, including the U.S. Federal Reserve, have maintained historically low interest rates by purchasing bonds. Steps to curtail or “taper” such activities and other actions by central banks or regulators (such as intervention in foreign currency markets or currency controls) could have a material adverse effect on the Funds.

Asset-Backed Securities. Investments in asset-backed securities not only are subject to all of the market risks described above for fixed income securities but to other market risks as well.

Funds investing in asset-backed securities are exposed to the risk of severe credit downgrades, illiquidity, and defaults, to a greater extent than many other types of fixed income investments. These risks are particularly acute during periods of adverse market conditions, such as those that occurred in 2008. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, and credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers.

As described under “Market Risk — Fixed Income Investments” above, the market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a number of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flow generated by the assets backing the securities, as well as the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support and the credit quality of the credit-support provider, if any, and the reliability of various other service providers with access to the payment stream. A problem in any one of these areas can lead to a reduction in the payment stream GMO expected a Fund to receive at the time the Fund purchased the asset-backed security. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. Asset-backed securities backed by sub-prime mortgage loans, in particular, may expose a Fund to significantly greater declines in value due to defaults because sub-prime mortgage loans are typically made to less creditworthy borrowers and thus have a higher risk of default than conventional mortgage loans. The obligations of issuers (and obligors of asset-backed securities) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. As of the date of this report, many asset-backed securities owned by the Funds that were once rated investment grade are now rated below investment grade. See “Credit Risk” below for more information about credit risk.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the market prices of asset-backed and other fixed income securities. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market price of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of an entity that generated the assets underlying an asset-backed security is likely to result in a decline in the market price of that security, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the asset-backed security. When interest rates rise, these obligations also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease.

In addition, the existence of insurance on an asset-backed security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

The risk of investing in asset-backed securities has increased since the deterioration in worldwide economic and liquidity conditions referred to above because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated. See “Focused Investment Risk” below for more information about risks of investing in correlated sectors. A single financial institution may serve as a trustee for many asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on many investments. The risks associated with asset-backed securities are particularly pronounced for Debt Opportunities Fund, which primarily holds asset-backed securities, and for the Funds that have invested substantial portions of their assets in Debt Opportunities Fund.

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations or the downgrading of its credit rating. This risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

All fixed income securities are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation or U.S. or non-U.S. government (or sub-division or instrumentality), whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the life of a fixed income security. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In many cases, the credit risk of a fixed income security is reflected in its credit ratings, and a Fund holding such a security is subject to the risk that the investment’s rating will be downgraded.

U.S. government securities historically have presented minimal credit risk. However, recent events have led to a downgrade in the long-term U.S. credit rating by at least one major rating agency and have introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of a Fund’s investments.

As described under “Market Risk — Asset-Backed Securities” above, asset-backed securities may be backed by many types of assets and their payment of interest and repayment of principal largely depend on the cash flows generated by the assets backing them. The credit risk of a particular asset-backed security depends on many factors, as described under “Market Risk — Asset-Backed Securities” above.

The obligations of issuers also may be subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. A Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives Risk” below for more information regarding risks associated with the use of credit default swaps.

The extent to which the market price of a fixed income security changes in response to a credit event depends on a number of factors and can be difficult to predict. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If the issuer of floating rate securities experiences an adverse credit event, or a change occurs in its perceived creditworthiness, the market price of its securities could decline much more than would be predicted by their effective duration.

Credit risk is particularly pronounced for below investment grade securities (commonly referred to as “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade securities have speculative characteristics, often are less liquid than higher quality securities, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. Investments in distressed or defaulted instruments generally are considered speculative and may involve substantial risks not normally associated with investments in healthier companies, including adverse business, financial or economic conditions that can lead to defaulted payments and insolvency proceedings. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments, and a Fund may incur additional expenses to seek recovery. If GMO’s evaluation of the eventual recovery value of a distressed or defaulted instrument should prove incorrect, a Fund may lose a substantial portion or all of its investment or it may be required to accept cash or instruments with a value less than the Fund’s original investment. In the event of default of sovereign debt, the Funds may be unable to pursue legal action against the sovereign issuer.

• ILLIQUIDITY RISK. Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or closing derivative positions at desirable prices. In addition to these risks, a Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). To the extent a Fund’s investments include asset-backed securities, distressed or defaulted instruments, emerging country debt securities, securities of companies with smaller market capitalizations, or emerging market securities, it is subject to increased liquidity risk. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. In addition, TIPS have exhibited periods of greatly reduced liquidity when disruptions in fixed income markets have occurred, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

All of the Funds with benchmarks may buy securities that are less liquid than those in their benchmarks.

• DERIVATIVES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include futures contracts, forward contracts, foreign currency contracts, swap contracts, contracts for differences, options on securities and indices, options on futures contracts, options on swap contracts, interest rate caps, floors and collars, reverse repurchase agreements, and other over-the-counter (“OTC”) contracts. Derivatives may relate to securities, commodities, currencies, currency exchange rates, interest rates, inflation rates, and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments GMO believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, a Fund will typically not receive the collateral for one or more days after the collateral is requested by the Fund.

The Funds may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, GMO may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk” above) and counterparty risk (see “Counterparty Risk” below), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk” below.

There is little case or other law interpreting the terms of most derivatives or characterizing their tax treatment. A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders.

Cleared Derivatives. The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. Because these requirements are new and evolving (and some of the rules are not yet final), its ultimate impact remains unclear.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Funds may be required to provide more margin for cleared derivatives positions than for bilateral derivatives positions. Also, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives position at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because (as described under “Counterparty Risk” below) margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member and typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the Fund could not execute all components of the package on the swap execution facility. In that case, the Fund would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Fund to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These rules and regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

Options. Some Funds are permitted to write options. The market price of written options will be affected by many factors, including changes in the market price or dividend rates of underlying securities (or in the case of indices, the securities comprising such indices); changes in interest rates or exchange rates; changes in the actual or perceived volatility of the relevant stock market and underlying securities; and the time remaining before an option’s expiration. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time prior to the option’s expiration, the writer of an American-style option has no control over when it may be required to fulfill its obligations as a writer of the option. (This risk is not present when writing a European-style option because the holder may only exercise the option on its expiration date.) If a Fund writes a call option and does not hold the underlying security or instrument, the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, GMO, and other funds advised by GMO may constitute such a group. These limits could restrict a Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While a Fund has greater flexibility to tailor an OTC option, OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to a Fund’s transactions in options, which could increase the amount of taxes payable by shareholders. In particular, a Fund’s options transactions potentially could cause a substantial portion of the Fund’s income to consist of net short-term capital gains, which, when distributed, are taxable to shareholders at ordinary income tax rates.

Short Investment Exposure. Some Funds may make short sales as part of their investment programs in an attempt to increase their returns or for hedging purposes. Many Funds may make short sales “against the box,” meaning the Fund may make short sales where the Fund owns, or has the right to acquire at no added cost, securities or currencies identical to those sold short. Short sales expose a Fund to the risk that it will be required to acquire, convert, or exchange securities or currencies to replace the borrowed securities at a time when the securities or currencies sold short have appreciated in value, thus resulting in a loss to the Fund.

In addition, some Funds are permitted to engage in short sales of securities or currencies, including securities or currencies that they do not own. To do so, a Fund borrows a security (e.g., shares of an exchange-traded fund (“ETF”)) or currency from a broker and sells it to a third party. If a Fund engages in short sales of securities or currencies it does not own, it may have to pay a premium to borrow the securities or currencies and must pay to the lender any dividends or interest it receives on the securities or currencies while they are borrowed. In addition, purchasing securities or currencies to close out a short position can itself cause the price of the securities or currencies to rise further, thereby exacerbating any losses. A Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. Short sales of securities or currencies a Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. A Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to additional and more varied risks than Funds whose investments are limited to U.S. securities. Non-U.S. securities markets often include securities of only a limited number of companies in a limited number of industries. As a result, the market prices of many of the securities traded on those markets fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to the same degree of regulation as U.S. issuers. The reporting, accounting, custody and auditing standards to which those issuers are subject differ, in some cases significantly, from U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes and custodial costs. In addition, some jurisdictions may limit a Fund’s ability to profit from short-term trading (as defined in the relevant jurisdiction).

A Fund and/or its shareholders may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments and (iii) the repatriation of proceeds generated from the sale or other disposition of those investments. A Fund may seek to collect a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no economic benefit. A Fund’s decision to pursue a refund is in its sole discretion, and, particularly in light of the costs involved, it may decide not to pursue a refund, even if eligible. The outcome of a Fund’s pursuit of a refund is not predictable, and potential refunds generally are not reflected in the net asset value of a Fund.

Also, investing in non-U.S. securities exposes a Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of their issuers, adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.

In some non-U.S. markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the United States with respect to brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Fluctuations in foreign currency exchange rates also will affect the market value of a Fund’s non-U.S. investments (see “Currency Risk” below).

U.S. investors are required to maintain a license to invest directly in many non-U.S. markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license is terminated or suspended, to obtain exposure to the market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of GMO’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of another of GMO’s clients could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the foreign currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position, will decline in value relative to the U.S. dollar. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss both on the hedging instrument and on the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk” below.

Many of the Funds use derivatives to take overweighted or underweighted currency positions relative to the currency exposure of their portfolios. As a result, their currency exposure may differ (in some cases significantly) from the currency exposure of their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money both on its holdings of a particular currency and on the derivative. See also “Non-U.S. Investment Risk” above.

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case GMO may decide to purchase U.S. dollars in a parallel market with an unfavorable exchange rate. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described below under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk” below).

• FOCUSED INVESTMENT RISK. Funds whose investments are focused in particular countries, regions, sectors, companies or industries that are subject to the same or similar risk factors or whose security prices have strong positive correlations (e.g., different industries within broad sectors, such as technology or financial services), or in securities from issuers that are subject to the same or similar risk factors, are subject to greater overall risk than funds whose investments are more diversified. A Fund that invests in the securities of a limited number of issuers is particularly exposed to adverse developments affecting those issuers, and a decline in the market price of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

A Fund that focuses its investments in a particular type of security or sector, or in securities of companies in a particular industry, is vulnerable to events affecting those securities, sectors, or companies. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically to (or related to) a particular geographic region, country (e.g., Taiwan or Japan) or particular market (e.g., emerging markets) have more exposure to regional and country economic risks than funds making investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in currency valuation in one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk” above.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund.

The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties maintain a specific rating by a nationally recognized rating organization to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions may not be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount). Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will still have contractual remedies (whether or not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time that events may occur that prevent settlement. Counterparty risk also is greater when a Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Significant exposure to a single counterparty increases a Fund’s counterparty risk. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have durations longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives has been and may continue to be affected by new rules and regulations affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives positions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in instruments permitted under the applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held in the omnibus account for the relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the Commodity Futures Trading Commission require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report the Funds’ initial margin, the Funds are subject to the risk that a clearing house will use a Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. The Funds are therefore subject to the risk that a clearing house will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that a Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Funds, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

• COMMODITIES RISK. Commodity prices can be extremely volatile and are affected by many factors. Exposure to commodities can cause the net asset value of a Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The value of commodity-related derivatives or indirect investments in commodities may fluctuate more than the commodity, commodities or commodity index to which they relate. See “Derivatives Risk” above for a discussion of certain specific risks of a Fund’s derivatives investments, including commodity-related derivatives.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Funds’ investments. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or reduce the value of investments traded in these markets, including investments of the Funds. While the U.S. government has honored its credit obligations continuously for the last 200 years, a default by the U.S. government or a downgrade of its credit rating would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the United States and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could negatively affect the Funds. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs for a period of time and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

• LARGE SHAREHOLDER RISK. If a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities to raise the cash needed to satisfy the redemption request. In addition, the Funds and other accounts over which GMO has investment discretion that invest in the Funds are not limited in how often they may purchase or sell Fund shares. GMO Asset Allocation Funds and separate accounts managed by GMO for its clients hold substantial percentages of the shares of many Funds, and asset allocation decisions by GMO may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for shareholders. Additionally, in the case of Funds that are regulated investment companies for U.S. federal income tax purposes, they also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any) and may limit or prevent a Fund’s use of tax equalization. In addition, each Fund that invests in other GMO Funds subject to large shareholder risk is indirectly subject to this risk.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on GMO’s ability to achieve its investment objective. Each Fund runs the risk that GMO’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

For some Funds GMO uses quantitative analyses and models as part of its investment process. Any imperfections, errors, or limitations in those analyses and models could affect a Fund’s performance. By necessity, these analyses and models make simplifying assumptions that limit their effectiveness. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate or may not include the most recent information about a company or a security. The Funds also run the risk that GMO’s assessment of an investment may be wrong. There can be no assurance that key GMO personnel will continue to be employed by GMO. The loss of their services could have an adverse impact on GMO’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to the risk of loss as a result of other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors (both human and systematic) could prevent a Fund from benefiting from potential investment gains or avoiding losses. GMO is not contractually liable to the Funds for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have limitations on their liability to the Funds for losses resulting from their errors.

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies (such as the Funds) and their service providers (including GMO) may be prone to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, GMO, a sub-adviser, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While GMO has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

• FUND OF FUNDS RISK AND RELATED CONSIDERATIONS. Funds that invest in shares of underlying Funds including other GMO Funds, closed-end funds, money market funds, ETFs and other investment companies are exposed to the risk that the underlying Funds will not perform as expected.

Because a Fund bears the fees and expenses of the underlying Funds in which it invests (absent reimbursement of those expenses), the Fund will incur additional expenses when investing in underlying Funds. In addition, total Fund expenses will increase if a Fund makes a new or further investment in underlying Funds with higher fees or expenses than the average fees and expenses of the underlying Funds then in the Fund’s portfolio.

The Funds also are indirectly exposed to all of the risks of an investment in the underlying Funds. Many of the funds that invest in shares of other GMO Funds are subject indirectly to Large Shareholder Risk because those other GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk” above.

Investments in ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track. In addition, ETFs often use derivatives to track the performance of the relevant index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed above.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). This means they are allowed to invest in the securities of relatively few issuers and/or foreign currencies. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

All of the Funds (except U.S. Treasury Fund) are not diversified investment companies within the meaning of the 1940 Act. In addition, each of the Funds (other than U.S. Treasury Fund) may invest in shares of one or more other GMO Funds that are not diversified investment companies under the 1940 Act.

Temporary Defensive Positions. Temporary defensive positions are positions that are inconsistent with a Fund’s principal investment strategies and that are taken in attempting to respond to adverse market, economic, political or other conditions.

The Funds (other than U.S. Treasury Fund) may take temporary defensive positions if deemed prudent by GMO. Many of the Funds have previously taken temporary defensive positions and have exercised the right to honor redemption requests in-kind.

To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Funds may use derivatives to gain long investment exposure to securities or other assets. In particular, the Funds may use swaps or other derivatives on an index, a single security, or a basket of securities to gain investment exposures (e.g., by selling protection under a credit default swap). The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). For example, a Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer or may use a bond futures contract to short the bond market of a particular country. A Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For instance, GMO may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposures, a Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its portfolio investments.

Each of the Funds is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of their derivative positions, the Funds will typically have (or may have, in the case of Debt Opportunities Fund and U.S. Treasury Fund) gross investment exposures in excess of their net assets (i.e., the Funds will be (or may be, in the case of Debt Opportunities Fund and U.S. Treasury Fund) leveraged) and therefore are subject to heightened risk of loss. The Funds’ (other than Debt Opportunities Fund and U.S. Treasury Fund) performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

For Funds that held derivatives during the period ended November 30, 2014, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Asset Allocation Bond Fund	Benchmark- Free Bond Fund	Core Plus Bond Fund	Currency Hedged International Bond Fund	Debt Oppor-tunities Fund	Emerging Country Debt Fund	Global Bond Fund	International Bond Fund	World Opportunity Overlay Fund
Forward currency contracts
Adjust currency exchange rate risk	X	X		X		X	X	X
Adjust exposure to foreign currencies	X	X	X	X		X	X	X
Futures contracts
Adjust interest rate exposure	X		X	X	X		X	X	X
Maintain the diversity and liquidity of the portfolio	X		X	X	X		X	X	X
Options (Purchased)
Adjust currency exchange rate risk	X	X	X	X			X	X	X
Adjust exposure to foreign currencies	X	X	X	X			X	X	X
Adjust interest rate exposure	X								X
Options (Written)
Adjust currency exchange rate risk			X	X			X	X
Adjust exposure to foreign currencies	X	X	X	X			X	X
Options (Credit linked)
Achieve exposure to a reference entity’s credit						X
Swap contracts
Achieve exposure to a reference entity’s credit			X		X	X		X
Adjust exposure to certain markets			X
Adjust interest rate exposure	X	X	X	X	X	X	X	X	X
Provide a measure of protection against default loss			X	X	X	X	X	X
Adjust exposure to foreign currencies	X	X				X		X	X
Rights and/or warrants
Achieve exposure to a reference commodity						X

Forward currency contracts

The Funds (except U.S. Treasury Fund) may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market price of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded. The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

For the period ended November 30, 2014, investment activity in options contracts written by the Funds was as follows:

	Puts			Calls

	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Asset Allocation Bond Fund
Outstanding, beginning of period	—	—	$—	—	—	$—
Options written	184,430,000	—	3,012,758	504,598,449	—	17,041,675
Options bought back	(184,430,000)	—	(3,012,758)	—	—	—
Options expired	—	—	—	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	—	—	$—	504,598,449	—	$17,041,675

	Puts			Calls

	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Benchmark-Free Bond Fund
Outstanding, beginning of period	—	—	$—	—	—	$—
Options written	248,000	—	1,654	308,000	—	17,189
Options bought back	—	—	—	—	—	—
Options expired	—	—	—	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	248,000	—	$1,654	308,000	—	$17,189

Core Plus Bond Fund
Outstanding, beginning of period	3,500,000	—	$50,606	—	—	$—
Options written	8,720,000	—	74,141	7,617,098	—	257,394
Options bought back	(3,520,000)	—	(57,501)	—	—	—
Options expired	(8,700,000)	—	(67,246)	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	—	—	$—	7,617,098	—	$257,394

Currency Hedged International Bond Fund
Outstanding, beginning of period	1,000,000	—	$14,459	—	—	$—
Options written	2,730,000	—	23,576	2,254,127	—	75,497
Options bought back	(1,130,000)	—	(18,456)	—	—	—
Options expired	(2,600,000)	—	(19,579)	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	—	—	$—	2,254,127	—	$75,497

Global Bond Fund
Outstanding, beginning of period	2,000,000	—	$28,918	—	—	$—
Options written	3,810,000	—	21,521	1,469,016	—	49,604
Options bought back	(710,000)	—	(11,601)	—	—	—
Options expired	(5,100,000)	—	(38,838)	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	—	—	$—	1,469,016	—	$49,604

International Bond Fund
Outstanding, beginning of period	1,000,000	—	$14,459	—	—	$—
Options written	1,980,000	—	15,268	1,445,814	—	47,934
Options bought back	(680,000)	—	(11,108)	—	—	—
Options expired	(2,300,000)	—	(18,619)	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	—	—	$—	1,445,814	—	$47,934

In a credit linked option contract, one party makes payments to another party in exchange for the option to exercise a contract where the buyer has the right to receive a specified return if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities and a specified decrease in the value of the related collateral occurs. A writer of a credit linked option receives periodic payments in return for its obligation to pay an agreed-upon value to the other party if they exercise their option in the case of a credit event. If no credit event occurs, the seller has no payment obligation and will keep the premiums received.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. The Funds value OTC options using inputs provided by primary pricing sources and industry models.

Swap contracts

The Funds may enter into various types of swap contracts, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal). Basis swaps are interest rate swaps that involve the exchange of two floating interest rate payments and may involve the exchange of two different currencies.

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Additionally, Emerging Country Debt Fund owns warrants linked to the price of oil. Rights and/or warrants outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure as of November 30, 2014:

	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Asset Allocation Bond Fund
Assets:
Investments, at value (purchased options)	$—	$—	$—	$164,853,519	$—	$—	$164,853,519
Unrealized Appreciation on Forward Currency Contracts	—	—	—	100,789,375	—	—	100,789,375
Unrealized Appreciation on Swap Contracts	—	—	—	—	88,406,448	—	88,406,448

Total	$—	$—	$—	$265,642,894	$88,406,448	$—	$354,049,342

Liabilities:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(39,997,218)	$—	$—	$(39,997,218)
Written Options, at value	—	—	—	(16,254,714)	—	—	(16,254,714)
Unrealized Depreciation on Swap Contracts	—	—	—	—	(102,877,475)	—	(102,877,475)

Total	$—	$—	$—	$(56,251,932)	$(102,877,475)	$—	$(159,129,407)

Benchmark-free Bond Fund
Assets:
Investments, at value (purchased options)	$—	$—	$—	$140,476	$—	$—	$140,476
Unrealized Appreciation on Forward Currency Contracts	—	—	—	25,569	—	—	25,569
Unrealized Appreciation on Swap Contracts	—	—	—	—	47,311	—	47,311

Total	$—	$—	$—	$166,045	$47,311	$—	$213,356

Liabilities:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(9,050)	$—	$—	$(9,050)
Written Options, at value	—	—	—	(17,879)	—	—	(17,879)
Unrealized Depreciation on Swap Contracts	—	—	—	—	(39,327)	—	(39,327)

Total	$—	$—	$—	$(26,929)	$(39,327)	$—	$(66,256)

Core Plus Bond Fund
Assets:
Investments, at value (purchased options)	$—	$—	$—	$3,281,503	$—	$—	$3,281,503
Unrealized Appreciation on Forward Currency Contracts	—	—	—	1,706,034	—	—	1,706,034
Unrealized Appreciation on Futures Contracts	—	—	—	—	8,323	—	8,323
Unrealized Appreciation on Swap Contracts	—	—	—	—	1,795,492	—	1,795,492

Total	$—	$—	$—	$4,987,537	$1,803,815	$—	$6,791,352

Liabilities:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(734,821)	$—	$—	$(734,821)
Written Options, at value	—	—	—	(245,261)	—	—	(245,261)
Unrealized Depreciation on Swap Contracts	—	—	—	—	(948,003)	—	(948,003)

Total	$—	$—	$—	$(980,082)	$(948,003)	$—	$(1,928,085)

	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Currency Hedged International Bond Fund
Assets:
Investments, at value (purchased options)	$—	$—	$—	$1,003,128	$—	$—	$1,003,128
Unrealized Appreciation on Forward Currency Contracts	—	—	—	947,089	—	—	947,089
Unrealized Appreciation on Futures Contracts	—	—	—	—	219,932	—	219,932
Unrealized Appreciation on Swap Contracts	—	—	—	—	358,078	—	358,078

Total	$—	$—	$—	$1,950,217	$578,010	$—	$2,528,227

Liabilities:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(239,312)	$—	$—	$(239,312)
Unrealized Depreciation on Futures Contracts	—	—	—	—	(10,359)	—	(10,359)
Written Options, at value	—	—	—	(71,900)	—	—	(71,900)
Unrealized Depreciation on Swap Contracts	—	—	—	—	(111,916)	—	(111,916)

Total	$—	$—	$—	$(311,212)	$(122,275)	$—	$(433,487)

Debt Opportunities Fund
Assets:
Unrealized Appreciation on Swap Contracts	$1,258,072	$—	$—	$—	$—	$—	$1,258,072

Total	$1,258,072	$—	$—	$—	$—	$—	$1,258,072

Liabilities:
Unrealized Depreciation on Futures Contracts	$—	$—	$—	$—	$(417,693)	$—	$(417,693)
Unrealized Depreciation on Swap Contracts	(668,850)	—	—	—	(257,070)	—	(925,920)

Total	$(668,850)	$—	$—	$—	$(674,763)	$—	$(1,343,613)

Emerging Country Debt Fund
Assets:
Investments, at value (rights and/or warrants)	$—	$—	$—	$—	$—	$8,323,377	$8,323,377
Unrealized Appreciation on Forward Currency Contracts	—	—	—	15,380,838	—	—	15,380,838
Unrealized Appreciation on Swap Contracts	87,008,445	—	—	—	530,561	—	87,539,006
Options	809,058	—	—	—	—	—	809,058

Total	$87,817,503	$—	$—	$15,380,838	$530,561	$8,323,377	$112,052,279

Liabilities:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(620,416)	$—	$—	$(620,416)
Unrealized Depreciation on Swap Contracts	(126,615,919)	—	—	—	(3,043,639)	—	(129,659,558)
Options	(1,150,713)	—	—	—	—	—	(1,150,713)

Total	$(127,766,632)	$—	$—	$(620,416)	$(3,043,639)	$—	$(131,430,687)

	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Global Bond Fund
Assets:
Investments, at value (purchased options)	$—	$—	$—	$653,527	$—	$—	$653,527
Unrealized Appreciation on Forward Currency Contracts	—	—	—	56,856	—	—	56,856
Unrealized Appreciation on Futures Contracts	—	—	—	—	105,632	—	105,632
Unrealized Appreciation on Swap Contracts	—	—	—	—	215,310	—	215,310

Total	$—	$—	$—	$710,383	$320,942	$—	$1,031,325

Liabilities:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(1,029,804)	$—	$—	$(1,029,804)
Unrealized Depreciation on Futures Contracts	—	—	—	—	(31,397)	—	(31,397)
Written Options, at value	—	—	—	(47,264)	—	—	(47,264)
Unrealized Depreciation on Swap Contracts	—	—	—	—	(6,682)	—	(6,682)

Total	$—	$—	$—	$(1,077,068)	$(38,079)	$—	$(1,115,147)

International Bond Fund
Assets:
Investments (purchased options)	$—	$—	$—	$627,433	$—	$—	$627,433
Unrealized Appreciation on Forward Currency Contracts	—	—	—	52,041	—	—	52,041
Unrealized Appreciation on Futures Contracts	—	—	—	—	168,893	—	168,893
Unrealized Appreciation on Swap Contracts	—	—	—	—	190,692	—	190,692

Total	$—	$—	$—	$679,474	$359,585	$—	$1,039,059

Liabilities:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(860,526)	$—	$—	$(860,526)
Unrealized Depreciation on Futures Contracts	—	—	—	—	(6,429)	—	(6,429)
Written Options, at value	—	—	—	(45,622)	—	—	(45,622)
Unrealized Depreciation on Swap Contracts	—	—	—	—	(28,378)	—	(28,378)

Total	$—	$—	$—	$(906,148)	$(34,807)	$—	$(940,955)

World Opportunity Overlay Fund
Assets:
Investments, at value (purchased options)	$—	$—	$—	$0 *	$—	$—	$—
Unrealized Appreciation on Swap Contracts	—	—	—	—	3,027,596	—	3,027,596

Total	$—	$—	$—	$—	$3,027,596	$—	$3,027,596

Liabilities:
Unrealized Depreciation on Swap Contracts	$—	$—	$—	$—	$(10,974,182)	$—	$(10,974,182)

Total	$—	$—	$—	$—	$(10,974,182)	$—	$(10,974,182)

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

*	Represents the interest in investments that were determined to have a value of zero at November 30, 2014.

The average derivative activity, based on absolute values (forward currency contracts, futures contracts, rights and/or warrants), notional amounts (swap contracts) or principal amounts (options) outstanding at each month-end, was as follows for the period ended November 30, 2014.

Fund Name	Forward Currency Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Options ($)	Rights and/or Warrants ($)
Asset Allocation Bond Fund	1,358,290,218	2,143,627,624	7,275,062,346	1,395,953,055	—
Benchmark-Free Bond Fund	4,492,516	—	14,261,165	6,283,094	—
Core Plus Bond Fund	104,252,975	107,389,348	274,435,531	37,476,774	—
Currency Hedged International Bond Fund	53,581,256	62,265,096	24,409,056	11,143,971	—
Debt Opportunities Fund	—	143,779,178	55,333,333	—	—
Emerging Country Debt Fund	433,272,514	—	3,729,556,143	380,000,000*	10,303,923
Global Bond Fund	88,462,070	52,761,442	22,092,591	13,694,856	—
International Bond Fund	52,212,428	30,636,464	15,143,686	8,266,411	—
World Opportunity Overlay Fund	—	243,766,598	1,840,249,975	137,550,864	—

*	Based on number of contracts.

For additional information regarding the Funds, please see the Funds’ most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 96.5%

	Australia — 2.9%
834,059	Asciano Group	4,167,278
1,339,063	Incitec Pivot Ltd	3,244,575
539,293	Toll Holdings Ltd	2,583,572

	Total Australia	9,995,425

	Belgium — 1.3%
38,688	Anheuser-Busch InBev NV	4,550,406

	Brazil — 0.3%
159,000	Tupy SA	1,115,855

	Finland — 3.5%
147,456	Fortum Oyj	3,701,557
1,018,854	Nokia Oyj	8,465,556

	Total Finland	12,167,113

	France — 14.7%
72,514	Accor SA	3,420,840
1,063,427	Alcatel-Lucent *	3,803,336
52,224	Arkema SA	3,555,228
25,093	AtoS	1,783,308
70,676	BNP Paribas	4,538,991
32,159	Cie Generale des Etablissements Michelin – Class B	2,958,755
95,724	Compagnie de Saint-Gobain	4,399,283
823,844	Peugeot SA *	10,545,878
23,432	Societe BIC SA	3,123,245
26,859	Sodexo	2,711,009
45,824	Teleperformance	3,201,857
116,484	Total SA	6,504,510

	Total France	50,546,240

	Germany — 8.9%
636,382	Deutsche Telekom AG (Registered)	10,821,305
581,184	E.ON AG	10,297,347
64,722	Rheinmetall AG	2,741,217
188,868	RWE AG	6,842,531

	Total Germany	30,702,400

	Hong Kong — 2.7%
147,000	Cheung Kong Holdings Ltd	2,697,959
2,450,000	China Unicom Hong Kong Ltd	3,707,753
287,500	Power Assets Holdings Ltd	2,742,828

	Total Hong Kong	9,148,540

	Italy — 8.8%
211,854	Assicurazioni Generali SPA	4,586,132
4,507,470	Banca Popolare di Milano Scarl *	3,295,853
335,567	ENI SPA	6,685,260
1,339,751	Mediaset SPA *	5,443,887

Shares	Description	Value ($)
	Italy — continued
420,048	Mediobanca SPA	3,759,046
5,880,016	Telecom Italia SPA *	6,627,421

	Total Italy	30,397,599

	Japan — 20.4%
94,617	Aisin Seiki Co Ltd	3,384,496
1,441,000	Aozora Bank Ltd	4,685,438
78,100	Bridgestone Corp	2,686,654
18,900	Daito Trust Construction Co Ltd	2,140,452
569,000	Hitachi Ltd	4,396,265
103,700	Japan Tobacco, Inc.	3,325,431
95,700	KDDI Corp.	6,130,871
2,636,900	Mitsubishi UFJ Financial Group Inc	15,192,541
648,000	Nippon Electric Glass Co Ltd	2,965,429
834,600	Resona Holdings Inc	4,510,523
197,700	Sony Corp	4,333,167
377,121	Sumitomo Mitsui Financial Group Inc	14,164,425
72,800	Tokio Marine Holdings Inc	2,380,596

	Total Japan	70,296,288

	Mexico — 1.1%
1,032,874	Mexico Real Estate Management SA de CV	1,817,428
930,100	PLA Administradora Industrial S de RL de CV	2,000,646

	Total Mexico	3,818,074

	Norway — 0.9%
166,490	Statoil ASA	3,143,106

	Portugal — 0.8%
239,393	Galp Energia SGPS SA	2,920,186

	South Korea — 3.5%
24,999	Hyundai Motor Co	4,016,234
6,799	Samsung Electronics Co Ltd	7,877,165

	Total South Korea	11,893,399

	Spain — 7.5%
889,873	Banco Bilbao Vizcaya Argentaria SA	9,563,371
1,299,185	CaixaBank SA	7,177,296
526,595	Iberdrola SA	3,896,713
228,692	Repsol YPF SA	5,137,555

	Total Spain	25,774,935

	Sweden — 0.5%
71,294	Svenska Cellulosa AB – Class B	1,681,051

	Switzerland — 3.1%
13,577	Sulzer AG	1,518,583
230,442	UBS Group AG *	4,139,962
15,810	Zurich Insurance Group AG	4,957,393

	Total Switzerland	10,615,938

GMO Foreign Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	United Kingdom — 15.6%
51,850	Berkeley Group Holdings Plc (Unit Shares)	2,077,873
959,996	BP Plc	6,293,635
136,669	British American Tobacco Plc	8,091,198
113,551	Domino Printing Sciences Plc	1,181,238
77,406	Euromoney Institutional Investor Plc	1,235,443
439,892	Howden Joinery Group Plc	2,685,266
95,387	Imperial Tobacco Group Plc	4,408,957
193,035	Inchcape Plc	2,165,696
67,405	Rio Tinto Plc	3,137,178
203,911	Royal Dutch Shell Plc A Shares (London)	6,793,826
102,697	Schroders Plc (Non Voting)	3,391,893
64,098	Smiths Group Plc	1,157,929
1,361,792	Taylor Wimpey Plc	2,852,422
130,990	Travis Perkins Plc	3,695,813
298,888	Tyman Plc	1,386,232
829,015	Vodafone Group Plc	3,038,342

	Total United Kingdom	53,592,941

	TOTAL COMMON STOCKS (COST $337,450,303)	332,359,496

	PREFERRED STOCKS — 0.9%

	South Korea — 0.9%
9,776	Hyundai Motor Co	1,167,067
2,245	Samsung Electronics Co Ltd	2,131,115

	Total South Korea	3,298,182

	TOTAL PREFERRED STOCKS (COST $3,644,677)	3,298,182

	RIGHTS/WARRANTS — 0.2%

	France — 0.2%
52,224	Arkema SA Rights, Expires 12/03/14 *	153,748
193,174	Peugeot SA Warrants, Expires 04/29/17 *	341,320

	Total France	495,068

	Spain — 0.0%
1,299,185	CaixaBank SA Rights, Expires 12/10/14 *	87,295

	TOTAL RIGHTS/WARRANTS (COST $592,195)	582,363

	MUTUAL FUNDS — 2.0%

	United States — 2.0%
	Affiliated Issuers
276,211	GMO U.S. Treasury Fund	6,905,264

	TOTAL MUTUAL FUNDS (COST $6,905,264)	6,905,264

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 0.2%

		Time Deposits — 0.2%
AUD	27	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.76%, due 12/01/14	23
EUR	53,559	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.11)%, due 12/01/14	66,643
JPY	11,550,280	DnB Nor Bank (Oslo) Time Deposit, 0.01%, due 12/01/14	97,331
NOK	224,762	DnB Nor Bank (Oslo) Time Deposit, 0.55%, due 12/01/14	31,950
USD	458,259	JPMorgan Chase (New York) Time Deposit, 0.06%, due 12/01/14	458,259

		Total Time Deposits	654,206

		TOTAL SHORT-TERM INVESTMENTS (COST $654,206)	654,206

		TOTAL INVESTMENTS — 99.8% (Cost $349,246,645)	343,799,511
		Other Assets and Liabilities (net) — 0.2%	640,401

		TOTAL NET ASSETS — 100.0%	$344,439,912

Notes to Schedule of Investments:

*	Non-income producing security.

Currency Abbreviations:

AUD - Australian Dollar

EUR - Euro

JPY - Japanese Yen

NOK - Norwegian Krone

USD - United States Dollar

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 95.9%

	Australia — 7.8%
2,823,992	Asciano Group	14,109,743
2,015,688	BlueScope Steel Ltd *	8,475,592
2,356,460	Challenger Ltd	12,719,089
5,249,404	Federation Centres Ltd	12,357,991
6,169,235	Incitec Pivot Ltd	14,948,175
2,822,152	Toll Holdings Ltd	13,519,986
2,817,747	Tox Free Solutions Ltd	5,468,058

	Total Australia	81,598,634

	Brazil — 0.7%
2,130,100	Even Construtora e Incorporadora SA	4,816,882
421,800	Tupy SA	2,960,173

	Total Brazil	7,777,055

	Canada — 4.4%
708,000	Canyon Services Group Inc	5,997,482
6,044,000	Capstone Mining Corp *	10,091,826
2,163,362	Gran Tierra Energy Inc *	7,772,898
172,300	Karnalyte Resources Inc * (a)	135,563
1,216,700	NuVista Energy Ltd *	8,828,228
922,800	Precision Drilling Corp	5,985,817
1,263,800	Western Energy Services Corp	6,783,575

	Total Canada	45,595,389

	Chile — 0.2%
310,700	Geopark Ltd *	2,205,970

	Finland — 0.5%
196,005	Tieto Oyj	5,025,534

	France — 16.3%
222,237	Accor SA	10,484,006
1,178,905	Altran Technologies SA	10,665,949
128,655	Arkema SA	8,758,384
156,665	AtoS	11,133,860
84,665	Cie Generale des Etablissements Michelin – Class B	7,789,515
363,383	Faurecia	13,345,376
294,398	Nexity SA	11,480,608
1,224,516	Peugeot SA *	15,674,808
437,569	Rexel SA	8,111,969
155,993	SA des Ciments Vicat	11,786,589
88,618	Societe BIC SA	11,811,868
120,660	Sodexo	12,178,799
162,095	Sopra Group SA	12,536,146
1,869,396	Technicolor *	11,170,605
186,543	Teleperformance	13,034,306

	Total France	169,962,788

Shares	Description	Value ($)
	Germany — 5.4%
303,425	Aixtron AG *	3,596,629
357,025	Deutsche Wohnen AG	8,568,185
1,165,996	Deutz AG	5,541,904
798,939	Grand City Properties SA *	11,446,910
201,799	Rheinmetall AG	8,546,938
521,874	SAF-Holland SA	7,251,873
1,021,040	TAG Immobilien AG	11,533,128

	Total Germany	56,485,567

	Hong Kong — 0.9%
5,079,910	HKT Trust	6,353,274
960,000	Hopewell Holdings Ltd	3,511,108

	Total Hong Kong	9,864,382

	Ireland — 0.5%
62,751	Kerry Group Plc – Class A	4,664,327

	Italy — 11.1%
1,765,030	Amplifon SPA	10,997,944
456,178	Atlantia SPA	11,499,212
496,023	Autogrill SPA *	3,743,344
13,528,204	Banca Popolare di Milano Scarl *	9,891,795
611,939	Banco Popolare Scarl *	8,437,050
1,000,000	Cerved Information Solutions SPA *	5,278,256
1,609,488	Credito Emiliano SPA	12,695,717
4,106,317	Mediaset SPA *	16,685,434
1,581,561	Mediobanca SPA	14,153,526
2,401,551	Piaggio & C SPA *	7,036,546
3,603,545	UnipolSai SPA	10,313,384
496,023	World Duty Free SPA *	4,816,329

	Total Italy	115,548,537

	Japan — 18.5%
1,759,100	Akebono Brake Industry Co Ltd	6,386,029
355,900	Aoyama Trading Co Ltd	7,723,837
1,545,000	Calsonic Kansei Corp	8,483,434
469,700	Capcom	6,982,752
288,200	Century Tokyo Leasing Corp	7,136,744
753,000	Daicel Chemical Industries Ltd	8,663,608
103,800	Enplas Corp	3,467,615
243,400	Fuji Seal International Inc	6,922,305
496,400	Fuji Oil Co Ltd	7,046,609
1,243,000	GS Yuasa Corp	5,940,097
370,300	Izumi Co Ltd	11,607,283
1,286	Kenedix Office Investment Corp (REIT)	7,090,225
155,700	Kintetsu World Express Inc	5,442,658
1,316,900	Mitsubishi UFJ Lease & Finance Co Ltd	6,214,191
279,100	Nabtesco Corp	6,710,576
789,500	NHK Spring Co Ltd	6,842,743
549,000	Nippon Shokubai Co Ltd	6,850,085
1,502,000	Nippon Soda Co Ltd	7,822,914
2,971,000	Nishi-Nippon City Bank Ltd (The)	8,519,165

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	Japan — continued
6,452	Nomura Real Estate Master Fund Inc	8,367,076
1,276,000	Sanden Corp	7,486,533
982,000	Sanwa Holdings Corp	6,935,274
756,000	Sumitomo Rubber Industries	11,524,883
2,634,800	Takara Leben Co Ltd	11,564,291
711,000	Tsubakimoto Chain Co	5,885,470
175,600	United Arrows Ltd	4,846,682

	Total Japan	192,463,079

	Mexico — 2.3%
70,900	Controladora Vuela Cia de Aviacion SAB de CV *	570,036
1,953,500	Corp Inmobiliaria Vesta SAB de CV	3,956,456
1,720,430	Hoteles City Express SAB de CV *	3,045,775
4,605,206	Mexico Real Estate Management SA de CV	8,103,244
3,995,300	PLA Administradora Industrial S de RL de CV	8,593,894

	Total Mexico	24,269,405

	Netherlands — 1.0%
355,280	Aalberts Industries NV	9,975,732

	New Zealand — 0.3%
1,098,103	Sky City Entertainment Group Ltd	3,383,143

	Norway — 0.5%
659,449	SpareBank 1 SR Bank ASA	5,060,379

	Portugal — 0.8%
676,742	Galp Energia SGPS SA	8,255,098

	Singapore — 0.2%
1,100,000	ComfortDelgro Corp Ltd	2,193,654

	South Korea — 1.6%
743,337	DGB Financial Group Inc	7,813,193
427,712	Kortek Corp	4,292,673
47,891	Youngone Holding Co Ltd	4,216,740

	Total South Korea	16,322,606

	Spain — 0.6%
1,635,781	Mapfre SA	6,005,725

	Sweden — 1.9%
787,936	Meda AB	11,301,431
348,160	Svenska Cellulosa AB – Class B	8,209,311

	Total Sweden	19,510,742

	Switzerland — 5.0%
151,728	Aryzta AG	12,099,359
23,521	Kaba Holding AG – Class B (Registered)	12,131,882

Shares	Description	Value ($)
	Switzerland — continued
493,063	Logitech International *	7,329,167
89,771	Sulzer AG	10,040,859
45,704	Swiss Life Holding AG (Registered)	10,468,195

	Total Switzerland	52,069,462

	Taiwan — 0.2%
1,844,000	Lite-On Technology Corp	2,231,033

	Turkey — 0.5%
4,411,742	Emlak Konut Gayrimenkul Yatirim (REIT)	5,606,729

	United Kingdom — 14.7%
612,409	Babcock International Group Plc	10,863,367
268,462	Berkeley Group Holdings Plc (Unit Shares)	10,758,535
539,408	Diploma Plc	6,020,503
608,338	Domino Printing Sciences Plc	6,328,365
922,798	Essentra Plc	10,877,815
611,236	Euromoney Institutional Investor Plc	9,755,665
670,128	Great Portland Estates Plc (REIT)	7,516,950
1,739,133	Howden Joinery Group Plc	10,616,322
1,126,239	Inchcape Plc	12,635,489
1,756,413	ITE Group Plc	4,229,750
1,126,534	Jupiter Fund Management Plc	6,380,612
287,083	Keller Group Plc	3,798,809
125,798	Schroders Plc (Non Voting)	4,154,877
1,848,029	Senior Plc	7,989,025
3,613,974	Taylor Wimpey Plc	7,569,862
1,850,763	Topps Tiles Plc	3,426,454
270,790	Travis Perkins Plc	7,640,195
2,627,730	Tyman Plc	12,187,320
1,968,196	Wilmington Group Plc	6,672,248
177,060	XP Power Ltd	3,954,641

	Total United Kingdom	153,376,804

	TOTAL COMMON STOCKS (COST $945,601,158)	999,451,774

	RIGHTS/WARRANTS — 0.1%

	France — 0.0%
128,655	Arkema SA Rights, Expires 12/03/14 *	378,762

	South Korea — 0.0%
155,262	DGB Financial Group Inc Rights, Expires 01/20/15 *	217,208

	Sweden — 0.1%
787,936	Meda AB Rights, Expires 12/04/14 *	488,279

	TOTAL RIGHTS/WARRANTS (COST $1,166,839)	1,084,249

GMO Foreign Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares / Par Value		Description	Value ($)
		MUTUAL FUNDS — 3.4%

		United States — 3.4%
		Affiliated Issuers
	1,431,895	GMO U.S. Treasury Fund	35,797,363

		TOTAL MUTUAL FUNDS (COST $35,797,363)	35,797,363

		SHORT-TERM INVESTMENTS — 0.4%

		Time Deposits — 0.4%
AUD	233	Brown Brothers Harriman (Grand Cayman) Time Deposit, 1.76%, due 12/01/14	198
EUR	339,304	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.11)%, due 12/01/14	422,196
GBP	30,863	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.09%, due 12/01/14	48,269
NZD	28	Brown Brothers Harriman (Grand Cayman) Time Deposit, 2.85%, due 12/01/14	22
JPY	7,932,120	DnB Nor Bank (Oslo) Time Deposit, 0.01%, due 12/01/14	66,842

Par Value		Description	Value ($)
		Time Deposits — continued
USD	3,724,950	JPMorgan Chase (New York) Time Deposit, 0.06%, due 12/01/14	3,724,950

		Total Time Deposits	4,262,477

		TOTAL SHORT-TERM INVESTMENTS (COST $4,262,477)	4,262,477

		TOTAL INVESTMENTS — 99.8% (Cost $986,827,837)	1,040,595,863
		Other Assets and Liabilities (net) — 0.2%	1,694,683

		TOTAL NET ASSETS — 100.0%	$1,042,290,546

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*	Non-income producing security.
(a)	The security is restricted as to resale.

Additional information on each restricted securitiy is as follows:

Issuer Description	Acquisition Date	Acquisition Cost	Value as a Percentage of Fund’s Net Assets	Value as of November 30, 2014
Karnalyte Resources Inc	12/07/10	$1,471,626	0.01%	$135,563

Currency Abbreviations:

AUD - Australian Dollar

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

NZD - New Zealand Dollar

USD - United States Dollar

GMO Global Focused Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 95.1%

	Australia — 7.9%
37,172	BlueScope Steel Ltd *	156,301
27,447	Challenger Ltd	148,146
75,703	Incitec Pivot Ltd	183,430
36,607	Toll Holdings Ltd	175,372
106,464	Tox Free Solutions Ltd	206,602

	Total Australia	869,851

	Brazil — 1.7%
26,500	Tupy SA	185,976

	Canada — 2.5%
29,200	Gran Tierra Energy Inc *	104,915
5,300	Suncor Energy Inc	167,307

	Total Canada	272,222

	Finland — 1.7%
23,238	Nokia Oyj	193,082

	France — 5.5%
14,844	Peugeot SA *	190,015
1,602	Societe BIC SA	213,530
3,612	Total SA	201,696

	Total France	605,241

	Germany — 1.7%
10,848	E.ON AG	192,204

	Hong Kong — 2.4%
171,146	China Unicom Hong Kong Ltd	259,007

	Italy — 1.7%
8,890	Assicurazioni Generali SPA	192,447

	Japan — 7.7%
29,000	Hitachi Ltd	224,063
36,300	Mitsubishi UFJ Financial Group Inc	209,143
39,500	Resona Holdings Inc	213,474
5,231	Sumitomo Mitsui Financial Group Inc	196,473

	Total Japan	843,153

	Mexico — 2.2%
65,975	Mexico Real Estate Management SA de CV	116,089
56,400	PLA Administradora Industrial S de RL de CV	121,316

	Total Mexico	237,405

	Norway — 1.2%
6,895	Statoil ASA	130,168

	South Korea — 1.6%
153	Samsung Electronics Co Ltd	177,262

Shares	Description	Value ($)
	Spain — 1.6%
31,224	CaixaBank SA	172,496

	Switzerland — 1.8%
10,780	UBS Group AG *	193,666

	United Kingdom — 8.0%
3,338	British American Tobacco Plc	197,619
110,071	Taylor Wimpey Plc	230,556
131,184	Topps Tiles Plc	242,871
43,772	Tyman Plc	203,013

	Total United Kingdom	874,059

	United States — 45.9%
5,300	American Airlines Group, Inc.	257,209
3,030	Apache Corp.	194,193
2,260	Apple, Inc.	268,782
4,060	Arch Capital Group Ltd. *	232,719
30,010	Capital Product Partners LP	234,678
4,364	Comcast Corp. – Class A	248,923
7,300	General Motors Co.	244,039
6,060	Iconix Brand Group, Inc. *	244,885
5,420	ITT Corp.	224,388
8,553	KapStone Paper and Packaging Corp. *	255,478
2,833	LyondellBasell Industries NV – Class A	223,410
3,561	Medtronic, Inc.	263,051
4,000	Merck & Co., Inc.	241,600
3,931	Methanex Corp.	203,076
6,645	Morgan Stanley	233,771
3,164	National Oilwell Varco, Inc.	212,115
12,664	NVIDIA Corp.	265,564
8,318	Trimas Corp. *	258,939
9,917	Tronox Ltd – Class A	223,628
4,100	United Continental Holdings, Inc. *	251,043
1,920	WellPoint, Inc.	245,587

	Total United States	5,027,078

	TOTAL COMMON STOCKS (COST $10,445,655)	10,425,317

	PREFERRED STOCKS — 1.8%

	South Korea — 1.8%
205	Samsung Electronics Co Ltd	194,601

	TOTAL PREFERRED STOCKS (COST $201,481)	194,601

	RIGHTS/WARRANTS — 0.0%

	Spain — 0.0%
31,224	CaixaBank SA Rights, Expires 12/09/14 *	2,098

	TOTAL RIGHTS/WARRANTS (COST $0)	2,098

GMO Global Focused Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares / Par Value		Description	Value ($)
		MUTUAL FUNDS — 3.3%

		United States — 3.3%
		Affiliated Issuers
	14,522	GMO U.S. Treasury Fund	363,059

		TOTAL MUTUAL FUNDS (COST $363,059)	363,059

		SHORT-TERM INVESTMENTS — 0.5%

		Time Deposits — 0.5%
JPY	156,600	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/01/14	1,320
NOK	9,309	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.55%, due 12/01/14	1,323
USD	50,497	Skandinaviska Enskilda Banken, AB (Stockholm) Time Deposit, 0.06%, due 12/01/14	50,497

		Total Time Deposits	53,140

		TOTAL SHORT-TERM INVESTMENTS (COST $53,140)	53,140

		TOTAL INVESTMENTS — 100.7% (Cost $11,063,335)	11,038,215
		Other Assets and Liabilities (net) — (0.7%)	(81,696)

		TOTAL NET ASSETS — 100.0%	$10,956,519

Notes to Schedule of Investments:

*	Non-income producing security.

Currency Abbreviations:

JPY - Japanese Yen

NOK - Norwegian Krone

USD - United States Dollar

As of November 30, 2014, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Foreign Fund	350,959,665	18,439,674	(25,599,828)	(7,160,154)
Foreign Small Companies Fund	995,304,924	125,127,532	(79,836,593)	45,290,939
Global Focused Equity Fund	11,066,724	808,440	(836,949)	(28,509)

Investments in affiliated issuers

The Funds may make investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Funds’ Schedule of Investments.

A summary of the Funds’ transactions in the shares of other funds of the Trust during the period ended November 30, 2014 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
Foreign Fund
GMO U.S. Treasury Fund	$7,770,349	$68,664,640	$69,529,725	$2,432	$149	$6,905,264

Foreign Small Companies Fund
GMO U.S. Treasury Fund	$19,920,782	$194,926,480	$179,049,900	$9,353	$1,207	$35,797,363

Global Focused Equity Fund
GMO U.S. Treasury Fund	$210,013	$1,255,022	$1,101,975	$89	$10	$363,059

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2014 through November 30, 2014. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2015.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires GMO to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. GMO believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value a Fund ultimately realizes upon sale of those securities.

Portfolio valuation

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Unlisted securities (including fixed income securities) for which market quotations are readily available are generally valued at the most recent quoted price. Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees of GMO Trust (the “Trustees”) or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds classify such securities as Level 3 (levels defined below). For the period ended November 30, 2014, the Funds did not reduce the value of any of their over-the-counter (“OTC”) derivatives contracts, if any, based on the creditworthiness of their counterparties. See “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equities that trade in non-U.S. securities markets that close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the price will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees that are intended to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds that were valued using fair value inputs obtained from that independent pricing service as of November 30, 2014. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below.

“Quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If a market quotation for a security does not involve a bid or an ask, the “quoted price” may be the price provided by a market participant or other third party pricing source in accordance with the market practice for that security. If an updated quote for a security is not available by the time that a Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

As discussed above, certain of the Funds invest in securities and/or derivatives which may have been fair valued using inputs obtained from an independent pricing service. The table below presents securities and/or derivatives on a net basis, based on market values or unrealized appreciation/(depreciation), which will tend to understate the Funds’ exposure. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of November 30, 2014 is as follows:

Securities

Fund Name	Fair valued using inputs obtained from an independent pricing service
Foreign Fund	96%
Foreign Small Companies Fund	89%
Global Focused Equity Fund	46%

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). At November 30, 2014, there were no direct material Level 3 classes of investments or derivatives with significant unobservable inputs subject to this additional disclosure.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, certain U.S. government obligations, derivatives actively traded on a national securities exchange (such as some futures and options), and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain securities that are valued at the local price and adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information; certain equity securities valued based on the last traded exchange price adjusted for the movement in a securities relevant index; and certain securities that are valued using a price from a comparable security related to the same issuer.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of November 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Foreign Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$9,995,425	$—	$9,995,425
Belgium	—	4,550,406	—	4,550,406
Brazil	—	1,115,855	—	1,115,855
Finland	—	12,167,113	—	12,167,113
France	—	50,546,240	—	50,546,240
Germany	—	30,702,400	—	30,702,400
Hong Kong	—	9,148,540	—	9,148,540
Italy	—	30,397,599	—	30,397,599
Japan	—	70,296,288	—	70,296,288
Mexico	3,818,074	—	—	3,818,074
Norway	—	3,143,106	—	3,143,106
Portugal	—	2,920,186	—	2,920,186
South Korea	—	11,893,399	—	11,893,399
Spain	—	25,774,935	—	25,774,935
Sweden	—	1,681,051	—	1,681,051
Switzerland	—	10,615,938	—	10,615,938
United Kingdom	—	53,592,941	—	53,592,941

TOTAL COMMON STOCKS	3,818,074	328,541,422	—	332,359,496

Preferred Stocks
South Korea	—	3,298,182	—	3,298,182

TOTAL PREFERRED STOCKS	—	3,298,182	—	3,298,182

Rights/Warrants
France	495,068	—	—	495,068
Spain	87,295	—	—	87,295

TOTAL RIGHTS/WARRANTS	582,363	—	—	582,363

Mutual Funds
United States	6,905,264	—	—	6,905,264

TOTAL MUTUAL FUNDS	6,905,264	—	—	6,905,264

Total Short-Term Investments	654,206	—	—	654,206

Total Investments	11,959,907	331,839,604	—	343,799,511

Total	$11,959,907	$331,839,604	$—	$343,799,511

Foreign Small Companies Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$81,598,634	$—	$81,598,634
Brazil	—	7,777,055	—	7,777,055
Canada	45,595,389	—	—	45,595,389
Chile	2,205,970	—	—	2,205,970
Finland	—	5,025,534	—	5,025,534
France	—	169,962,788	—	169,962,788
Germany	—	56,485,567	—	56,485,567
Hong Kong	—	9,864,382	—	9,864,382
Ireland	—	4,664,327	—	4,664,327
Italy	—	115,548,537	—	115,548,537
Japan	—	192,463,079	—	192,463,079
Mexico	24,269,405	—	—	24,269,405
Netherlands	—	9,975,732	—	9,975,732
New Zealand	—	3,383,143	—	3,383,143
Norway	—	5,060,379	—	5,060,379
Portugal	—	8,255,098	—	8,255,098
Singapore	—	2,193,654	—	2,193,654
South Korea	—	16,322,606	—	16,322,606

Description	Level 1	Level 2	Level 3	Total
Foreign Small Companies Fund (continued)
Asset Valuation Inputs (continued)
Common Stocks (continued)
Spain	$—	$6,005,725	$—	$6,005,725
Sweden	—	19,510,742	—	19,510,742
Switzerland	—	52,069,462	—	52,069,462
Taiwan	—	2,231,033	—	2,231,033
Turkey	—	5,606,729	—	5,606,729
United Kingdom	—	153,376,804	—	153,376,804

TOTAL COMMON STOCKS	72,070,764	927,381,010	—	999,451,774

Rights/Warrants
France	378,762	—	—	378,762
South Korea	—	—	217,208	217,208
Sweden	488,279	—	—	488,279

TOTAL RIGHTS/WARRANTS	867,041	—	217,208	1,084,249

Mutual Funds
United States	35,797,363	—	—	35,797,363

TOTAL MUTUAL FUNDS	35,797,363	—	—	35,797,363

Total Short-Term Investments	4,262,477	—	—	4,262,477

Total Investments	112,997,645	927,381,010	217,208	1,040,595,863

Total	$112,997,645	$927,381,010	$217,208	$1,040,595,863

Global Focused Equity Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$869,851	$—	$869,851
Brazil	—	185,976	—	185,976
Canada	272,222	—	—	272,222
Finland	—	193,082	—	193,082
France	—	605,241	—	605,241
Germany	—	192,204	—	192,204
Hong Kong	—	259,007	—	259,007
Italy	—	192,447	—	192,447
Japan	—	843,153	—	843,153
Mexico	237,405	—	—	237,405
Norway	—	130,168	—	130,168
South Korea	—	177,262	—	177,262
Spain	—	172,496	—	172,496
Switzerland	—	193,666	—	193,666
United Kingdom	—	874,059	—	874,059
United States	5,027,078	—	—	5,027,078

TOTAL COMMON STOCKS	5,536,705	4,888,612	—	10,425,317

Preferred Stocks
South Korea	—	194,601	—	194,601

TOTAL PREFERRED STOCKS	—	194,601	—	194,601

Rights/Warrants
Spain	2,098	—	—	2,098

TOTAL RIGHTS/WARRANTS	2,098	—	—	2,098

Mutual Funds
United States	363,059	—	—	363,059

TOTAL MUTUAL FUNDS	363,059	—	—	363,059

Total Short-Term Investments	53,140	—	—	53,140

Total Investments	5,955,002	5,083,213	—	11,038,215

Total	$5,955,002	$5,083,213	$—	$11,038,215

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.

For all Funds for the period ended November 30, 2014, there were no material transfers between Level 1 and Level 2.

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2014	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3*	Transfer out of Level 3*	Balances as of November 30, 2014	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of November 30, 2014
Foreign Fund
Common Stocks
Russia	$506,711	$—	$(803,460)	$—	$(12,099)	$308,848	$—	$—	$—	$—
Preferred Stocks
United Kingdom	—	48,645	(48,645)	—	—	—	—	—	—	—

Total	$506,711	$48,645	$(852,105)	$—	$(12,099)	$308,848	$—	$—	$—	$—

Foreign Small Companies Fund
Common Stock
Russia	$1,174,571	$—	$(1,892,633)	$—	$—	$718,062	$—	$—	$—	$—
Rights/Warrants
South Korea	—	378,280	—	—	—	(161,072)	—	—	217,208	(161,072)

Total	$1,174,571	$378,280	$(1,892,633)	$—	$—	$556,990	$—	$—	$217,208	$(161,072)

*	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.

The net aggregate direct and indirect exposure to investments in securities using Level 3 inputs (based on each Funds’ net assets) as of

November 30, 2014 were as follows:

Fund Name	Level 3 Securities
Foreign Small Companies Fund	< 1%

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm Boston time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times:

	Foreign Fund	Foreign Small Companies Fund	Global Focused Equity Fund
Market Risk – Equities	X	X	X
Illiquidity Risk	X	X	X
Smaller Company Risk	X	X	X
Derivatives Risk	X	X	X
Non-U.S. Investment Risk	X	X	X
Currency Risk	X	X	X
Focused Investment Risk	X	X	X
Leveraging Risk	X	X	X
Counterparty Risk	X	X	X
Market Disruption and Geopolitical Risk	X	X	X
Large Shareholder Risk	X	X	X
Management and Operational Risk	X	X	X
Non-Diversified Funds	X		X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in other GMO Funds and other investment companies is exposed to the risks to which the underlying funds in which it invests are exposed, as well as the risk that investments made through underlying funds will not perform as expected. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and, references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through its underlying funds.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market value of their holdings will decline. Market risks include:

Equities. Funds that invest in equities run the risk that the market prices of those investments will decline. The market prices of equities may decline for reasons that directly relate to the issuing company, such as poor performance by the company’s management or reduced demand for its goods or services. They also may decline due to factors that affect a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. In addition, market prices may decline as a result of general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and the market prices of equities can decline in a rapid or unpredictable manner.

If a Fund purchases equities for less than their value as determined by GMO, the Fund runs the risk that the market prices of these equities will not appreciate or will decline for a variety of reasons, one of which may be GMO’s overestimation of those investments. The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

• ILLIQUIDITY RISK. Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or closing derivative positions at desirable prices. In addition to these risks, a Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). To the extent a Fund’s investments include asset-backed securities, distressed or defaulted instruments, emerging country debt securities, securities of companies with smaller market capitalizations, or emerging market securities, it is subject to increased illiquidity risk. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. In addition, Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”) have exhibited periods of greatly reduced liquidity when disruptions in fixed income markets have occurred, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

All of the Funds with benchmarks may buy securities that are less liquid than those in their benchmarks.

• SMALLER COMPANY RISK. Companies with smaller market capitalizations, including small- and mid-cap companies, may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, may have inexperienced managers or depend on a few key employees. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. Market risk and illiquidity risk are particularly pronounced for securities of these companies.

• DERIVATIVES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include futures contracts, forward contracts, foreign currency contracts, swap contracts, contracts for differences, options on securities and indices, options on futures contracts, options on swap contracts, interest rate caps, floors and collars, reverse repurchase agreements, and other over-the-counter (“OTC”) contracts. Derivatives may relate to securities, commodities, currencies, currency exchange rates, interest rates, inflation rates, and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments GMO believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, a Fund will typically not receive the collateral for one or more days after the collateral is requested by the Fund.

The Funds may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, GMO may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk” above) and counterparty risk (see “Counterparty Risk” below), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk” below.

There is little case or other law interpreting the terms of most derivatives or characterizing their tax treatment. A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders.

Cleared Derivatives. The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. Because these requirements are new and evolving (and some of the rules are not yet final), its ultimate impact remains unclear.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Funds may be required to provide more margin for cleared derivatives positions than for bilateral derivatives positions. Also, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives position at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because (as described under “Counterparty Risk” below) margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member and typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the Fund could not execute all components of the package on the swap execution facility. In that case, the Fund would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Fund to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These rules and regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

Short Investment Exposure. Some Funds may make short sales as part of their investment programs in an attempt to increase their returns or for hedging purposes. Many Funds may make short sales “against the box,” meaning the Fund may make short sales where the Fund owns, or has the right to acquire at no added cost, securities or currencies identical to those sold short. Short sales expose a Fund to the risk that it will be required to acquire, convert, or exchange securities or currencies to replace the borrowed securities at a time when the securities or currencies sold short have appreciated in value, thus resulting in a loss to the Fund.

In addition, some Funds are permitted to engage in short sales of securities or currencies, including securities or currencies that they do not own. To do so, a Fund borrows a security (e.g., shares of an exchange-traded fund (“ETF”)) or currency from a broker and sells it to a third party. If a Fund engages in short sales of securities or currencies it does not own, it may have to pay a premium to borrow the securities or currencies and must pay to the lender any dividends or interest it receives on the securities or currencies while they are borrowed. In addition, purchasing securities or currencies to close out a short position can itself cause the price of the securities or currencies to rise further, thereby exacerbating any losses. A Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. Short sales of securities or currencies a

Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. A Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to additional and more varied risks than Funds whose investments are limited to U.S. securities. Non-U.S. securities markets often include securities of only a limited number of companies in a limited number of industries. As a result, the market prices of many of the securities traded on those markets fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to the same degree of regulation as U.S. issuers. The reporting, accounting, custody and auditing standards to which those issuers are subject differ, in some cases significantly, from U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes and custodial costs. In addition, some jurisdictions may limit a Fund’s ability to profit from short-term trading (as defined in the relevant jurisdiction).

A Fund and/or its shareholders may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments and (iii) the repatriation of proceeds generated from the sale or other disposition of those investments. A Fund may seek to collect a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no economic benefit. A Fund’s decision to pursue a refund is in its sole discretion, and, particularly in light of the costs involved, it may decide not to pursue a refund, even if eligible. The outcome of a Fund’s pursuit of a refund is not predictable, and potential refunds generally are not reflected in the net asset value of a Fund.

Also, investing in non-U.S. securities exposes a Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of their issuers, adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.

In some non-U.S. markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the United States with respect to brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Fluctuations in foreign currency exchange rates also will affect the market value of a Fund’s non-U.S. investments (see “Currency Risk” below).

U.S. investors are required to maintain a license to invest directly in many non-U.S. markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license is terminated or suspended, to obtain exposure to the market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of GMO’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of another of GMO’s clients could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the foreign currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position, will decline in value relative to the U.S. dollar. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss both on the hedging instrument and on the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk” below.

Many of the Funds use derivatives to take overweighted or underweighted currency positions relative to the currency exposure of their portfolios. As a result, their currency exposure may differ (in some cases significantly) from the currency exposure of their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money both on its holdings of a particular currency and on the derivative. See also “Non-U.S. Investment Risk” above.

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case GMO may decide to purchase U.S. dollars in a parallel market with an unfavorable exchange rate. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described below under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk” below).

• FOCUSED INVESTMENT RISK. Funds whose investments are focused in particular countries, regions, sectors, companies or industries that are subject to the same or similar risk factors or whose security prices have strong positive correlations (e.g., different industries within broad sectors, such as technology or financial services), or in securities from issuers that are subject to the same or similar risk factors, are subject to greater overall risk than funds whose investments are more diversified. A Fund that invests in the securities of a limited number of issuers is particularly exposed to adverse developments affecting those issuers, and a decline in the market price of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

A Fund that focuses its investments in a particular type of security or sector, or in securities of companies in a particular industry, is vulnerable to events affecting those securities, sectors, or companies. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically to (or related to) a particular geographic region, country (e.g., Taiwan or Japan) or particular market (e.g., emerging markets) have more exposure to regional and country economic risks than funds making investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in currency valuation in one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk” above.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties maintain a specific rating by a nationally recognized rating organization to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions may not be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount). Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will still have contractual remedies (whether or not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time that events may occur that prevent settlement. Counterparty risk also is greater when a Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Significant exposure to a single counterparty increases a Fund’s counterparty risk. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have durations longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives has been and may continue to be affected by new rules and regulations affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives positions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in instruments permitted under the applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held in the omnibus account for the relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the Commodity Futures Trading Commission require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report the Funds’ initial margin, the Funds are subject to the risk that a clearing house will use a Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. The Funds are therefore subject to the risk that a clearing house will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that a Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Funds, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Funds’ investments. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or reduce the value of investments traded in these markets, including investments of the Funds. While the U.S. government has honored its credit obligations continuously for the last 200 years, a default by the U.S. government or a downgrade of its credit rating would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the United States and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could negatively affect the Funds. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs for a period of time and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

• LARGE SHAREHOLDER RISK. If a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities to raise the cash needed to satisfy the redemption request. In addition, the Funds and other accounts over which GMO has investment discretion that invest in the Funds are not limited in how often they may purchase or sell Fund shares. GMO Asset Allocation Funds and separate accounts managed by GMO for its clients hold substantial percentages of the shares of many Funds, and asset allocation decisions by GMO may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for shareholders. They also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any) and may limit or prevent a Fund’s use of tax equalization. In addition, each Fund that invests in other GMO Funds subject to large shareholder risk is indirectly subject to this risk.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on GMO’s ability to achieve its investment objective. Each Fund runs the risk that GMO’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

For some Funds GMO uses quantitative analyses and models as part of its investment process. Any imperfections, errors, or limitations in those analyses and models could affect a Fund’s performance. By necessity, these analyses and models make simplifying assumptions that limit their effectiveness. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate or may not include the most recent information about a company or a security. The Funds also run the risk that GMO’s assessment of an investment may be wrong. There can be no assurance that key GMO personnel will continue to be employed by GMO. The loss of their services could have an adverse impact on GMO’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to the risk of loss as a result of other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors (both human and systematic) could prevent a Fund from benefiting from potential investment gains or avoiding losses. GMO is not contractually liable to the Funds for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have limitations on their liability to the Funds for losses resulting from their errors.

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies (such as the Funds) and their service providers (including GMO) may be prone to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, GMO, a sub-adviser, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While GMO has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). This means they are allowed to invest in the securities of relatively few issuers and/or foreign currencies. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

The following Funds are not diversified investment companies within the meaning of the 1940 Act:

•	Foreign Fund
•	Global Focused Equity Fund

Temporary Defensive Positions.

Temporary defensive positions are positions that are inconsistent with a Fund’s principal investment strategies and that are taken in attempting to respond to adverse market, economic, political, or other conditions.

Foreign Fund and Foreign Small Companies Fund normally do not take temporary defensive positions. Global Focused Equity Fund may hold up to 20% of its assets in cash or cash equivalents if deemed prudent by GMO. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Funds may use derivatives to gain long investment exposure to securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). A Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and GMO believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting their investment exposures, the Funds also may use currency derivatives in an attempt to adjust their currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which their equities are traded.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

The Funds may have investment exposures in excess of their net assets (i.e., they may be leveraged).

A Fund’s foreign currency exposure may differ significantly from the currencies in which its equities are traded.

Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

For Funds that held derivatives during the period ended November 30, 2014, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Foreign Fund	Foreign Small Companies Fund	Global Focused Equity Fund
Rights and/or warrants
Received as a result of corporate actions	X	X	X

Forward currency contracts

The Funds may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market price of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the market of the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Funds value OTC options using inputs provided by primary pricing sources and industry models.

Swap contracts

The Funds may enter into various types of swap contracts, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal). Basis swaps are interest rate swaps that involve the exchange of two floating interest rate payments and may involve the exchange of two different currencies.

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure as of November 30, 2014:

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Foreign Fund
Assets:
Investments, at value (rights and/or warrants)	$—	$582,363	$—	$—	$—	$582,363

Total	$—	$582,363	$—	$—	$—	$582,363

Foreign Small Companies Fund
Assets:
Investments, at value (rights and/or warrants)	$—	$1,084,249	$—	$—	$—	$1,084,249

Total	$—	$1,084,249	$—	$—	$—	$1,084,249

Global Focused Equity Fund
Assets:
Investments, at value (rights and/or warrants)	$—	$2,098	$—	$—	$—	$2,098

Total	$—	$2,098	$—	$—	$—	$2,098

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

The average derivative activity, based on absolute values (rights and/or warrants) outstanding at each month-end, was as follows for the period ended November 30, 2014.

Fund Name	Rights and/or Warrants ($)
Foreign Fund	363,676
Foreign Small Companies Fund	695,863
Global Focused Equity Fund	233

For additional information regarding the Funds, please see the Funds’ most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 96.0%

	Australia — 0.1%
7,100	Woodside Petroleum Ltd	215,868

	Austria — 0.2%
19,400	OMV AG	561,598
10,470	Voestalpine AG	435,102

	Total Austria	996,700

	Belgium — 0.3%
13,496	Belgacom SA	533,179
10,221	Delhaize Group	747,359
1,931	Solvay SA	265,403

	Total Belgium	1,545,941

	Brazil — 0.4%
3,700	Aes Tiete SA	23,081
57,500	Banco do Brasil SA	664,708
2,800	Banco Santander Brasil SA	16,157
100	BR Malls Participacoes SA	719
22,500	Brasil Brokers Participacoes SA	26,230
3,700	CETIP SA	47,865
3,300	Cia de Saneamento de Minas Gerais-COPASA *	31,394
100	Cielo SA	1,714
2,800	Companhia de Saneamento Basico do Estado de Sao Paulo	20,971
2,400	Companhia de Saneamento Basico do Estado de Sao Paulo ADR	17,760
30,500	Companhia Siderurgica Nacional SA Sponsored ADR	71,065
3,300	Cosan SA Industria e Comercio	41,043
5,500	CPFL Energia SA	42,266
2,300	CPFL Energia SA ADR	35,351
8,250	Duratex SA	26,987
17,600	EDP-Energias Do Brasil SA	69,306
5,400	Equatorial Energia SA	58,740
3,500	Grendene SA	23,539
15,700	Klabin SA	85,391
10,800	Light SA	86,700
2,500	Localiza Rent a Car SA	34,115
5,600	LPS Brasil Consultoria de Imoveis SA	20,305
2,300	Multiplus SA	31,117
6,025	Raia Drogasil SA	57,317
27,100	Tim Participacoes SA	131,651
5,200	Tractebel Energia SA	70,290
9,500	Transmissora Alianca de Energia Eletrica SA	72,227
1,000	Ultrapar Participacoes SA	21,463

	Total Brazil	1,829,472

	Canada — 0.5%
13,500	Canadian Natural Resources Ltd	447,994
14,100	Catamaran Corp *	718,254

Shares	Description	Value ($)
	Canada — continued
13,000	Cenovus Energy Inc	291,730
17,900	Suncor Energy Inc	565,057

	Total Canada	2,023,035

	China — 1.3%
627,000	Agricultural Bank of China Ltd – Class H	295,978
1,465,000	Bank of China Ltd – Class H	752,355
2,500	Beijing Enterprises Holdings Ltd	19,920
34,000	Brilliance China Automotive Holdings Ltd	57,951
47,800	Changsha Zoomlion Heavy Industry Science and Technology Development Co Ltd – Class H	28,410
134,000	China Communications Construction Co Ltd – Class H	133,981
246,000	China Communications Services Corp Ltd – Class H	119,707
1,067,000	China Construction Bank – Class H	805,729
36,000	China Everbright Ltd	83,112
8,000	China Gas Holdings Ltd	14,893
134,000	China Mobile Ltd	1,653,325
3,300	China Mobile Ltd Sponsored ADR	203,676
6,000	China Overseas Land & Investment Ltd	17,948
42,000	China Railway Construction Corp Ltd – Class H	48,174
32,000	China Railway Group Ltd – Class H	23,046
8,000	China Resources Land Ltd	20,160
43,000	China Shenhua Energy Co Ltd – Class H	121,884
429,060	China Telecom Corp Ltd – Class H	258,702
130,000	CNOOC Ltd	187,856
70,000	Dongfeng Motor Group Co Ltd – Class H	106,613
55,000	Geely Automobile Holdings Ltd	23,841
20,000	Huaneng Power International Inc – Class H	23,503
1,106,000	Industrial and Commercial Bank of China Ltd – Class H	746,150
38,000	Jiangxi Copper Co Ltd	68,168
133,000	Lonking Holdings Ltd	26,196
9,000	New China Life Insurance Co Ltd	40,679
34,000	PICC Property & Casualty Co Ltd – Class H	68,237
7,000	Shenzhou International Group Holdings Ltd	23,221
2,000	Tong Ren Tang Technologies Co Ltd	2,753
52,000	Yanzhou Coal Mining Co Ltd – Class H	43,692

	Total China	6,019,860

	Czech Republic — 0.1%
18,878	CEZ AS	525,540
130	Komercni Banka AS	28,917

	Total Czech Republic	554,457

	Denmark — 0.4%
81	AP Moeller – Maersk A/S – Class A	165,680
536	AP Moeller – Maersk A/S – Class B	1,118,674
3,739	Carlsberg A/S	332,894

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	Denmark — continued
30,819	TDC A/S	249,404

	Total Denmark	1,866,652

	Egypt — 0.0%
60,624	Global Telecom Holding *	36,079
126,031	Orascom Telecom Media And Technology Holding SAE *	23,122
12,416	Sidi Kerir Petrochemicals Co	30,514
34,159	Telecom Egypt Co	68,962

	Total Egypt	158,677

	Finland — 0.6%
24,025	Fortum Oyj	603,095
211,590	Nokia Oyj	1,758,080
28,051	UPM – Kymmene Oyj	465,576

	Total Finland	2,826,751

	France — 9.7%
58,504	ArcelorMittal	716,882
31,834	AXA	769,415
18,762	BNP Paribas	1,204,943
20,436	Bouygues SA	768,850
20,812	Carrefour SA	659,079
4,860	Casino Guichard Perrachon SA	468,396
1,758	Christian Dior SA	337,018
14,449	Cie Generale des Etablissements Michelin – Class B	1,329,365
25,387	CNP Assurances	470,528
31,736	Compagnie de Saint-Gobain	1,458,523
47,516	Credit Agricole SA	668,523
4,083	Danone SA	287,981
15,962	Electricite de France	478,112
145,347	GDF Suez	3,584,614
10,089	Lafarge SA	717,953
1,587	LVMH Moet Hennessy Louis Vuitton SA	285,420
222,886	Orange	3,930,475
2,804	Pernod-Ricard SA	332,469
38,820	Peugeot SA *	496,928
2,150	Publicis Groupe SA	158,121
17,041	Renault SA	1,368,408
13,690	Rexel SA	253,795
53,019	Sanofi	5,124,062
21,555	Schneider Electric SE	1,759,831
12,800	Societe Generale	635,707
10,341	Suez Environnement Co	183,558
158,579	Total SA	8,855,111
6,303	Vallourec SA	208,648
25,748	Veolia Environnement SA	470,399
36,325	Vinci SA	1,964,143
135,860	Vivendi SA	3,457,360

	Total France	43,404,617

Shares	Description	Value ($)
	Germany — 6.8%
7,120	Allianz SE (Registered)	1,226,737
67,923	BASF SE	6,159,811
25,375	Bayerische Motoren Werke AG	2,900,725
1,135	Bilfinger SE	67,221
66,220	Daimler AG (Registered)	5,586,073
19,648	Deutsche Lufthansa AG (Registered)	350,185
149,729	Deutsche Telekom AG (Registered)	2,546,054
235,314	E.ON AG	4,169,265
6,112	Fresenius SE & Co KGaA	331,350
6,438	Fresenius Medical Care AG & Co	475,498
5,873	Hannover Rueck SE	524,290
3,231	HeidelbergCement AG	244,735
14,892	K+S AG (Registered)	446,802
11,711	Metro AG *	397,777
5,530	Muenchener Rueckversicherungs AG (Registered)	1,138,738
8,939	ProSiebenSat.1 Media AG (Registered)	380,486
58,243	RWE AG	2,110,096
6,019	Siemens AG (Registered)	711,916
9,349	Suedzucker AG	145,355
2,935	Volkswagen AG	664,532

	Total Germany	30,577,646

	Hong Kong — 0.0%
1,000	Cheung Kong Holdings Ltd	18,354
4,000	Sun Hung Kai Properties Ltd	58,385

	Total Hong Kong	76,739

	Hungary — 0.0%
43,906	Magyar Telekom Telecommunications Plc *	60,430
614	OTP Bank Plc	9,881

	Total Hungary	70,311

	India — 0.1%
868	Bharti Airtel Ltd	5,329
185	Grasim Industries Ltd Sponsored GDR	10,559
2,100	HDFC Bank Ltd ADR	111,909
900	ICICI Bank Ltd Sponsored ADR	53,001
4,100	Sesa Sterlite Ltd ADR	60,434
800	Tata Motors Ltd Sponsored ADR	36,528
240	Ultratech Cement Ltd	9,586

	Total India	287,346

	Indonesia — 0.2%
296,900	Astra International Tbk PT	173,137
55,800	Bank Mandiri Persero Tbk PT	48,203
26,800	Bank Rakyat Indonesia Persero Tbk PT	25,377
181,800	Gajah Tunggal Tbk PT	19,447
146,300	Global Mediacom Tbk PT	19,248
172,800	Harum Energy Tbk PT	23,785
12,900	Indo Tambangraya Megah Tbk PT	20,085

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	Indonesia — continued
77,500	Kalbe Farma Tbk PT	11,120
81,900	Media Nusantara Citra Tbk PT	16,147
16,500	Perusahaan Gas Negara Persero Tbk PT	8,047
23,100	Tambang Batubara Bukit Asam Persero Tbk PT	24,852
381,400	Telekomunikasi Indonesia Persero Tbk PT	88,421
4,200	Telekomunikasi Indonesia Persero Tbk PT Sponsored ADR	193,620
21,400	XL Axiata Tbk PT	8,946

	Total Indonesia	680,435

	Ireland — 0.2%
40,412	CRH Plc	952,506

	Israel — 0.4%
20,900	Check Point Software Technologies Ltd *	1,615,779

	Italy — 2.3%
688,256	Enel SPA	3,322,376
133,010	ENI SPA	2,649,862
67,187	Fiat Chrysler Automobiles NV *	839,368
69,852	Finmeccanica SPA *	677,306
110,082	Mediaset SPA *	447,303
47,838	Snam Rete Gas SPA	253,680
1,321,034	Telecom Italia SPA *	1,488,950
772,743	Telecom Italia SPA-Di RISP	685,046

	Total Italy	10,363,891

	Japan — 7.6%
30,100	Aeon Co Ltd	300,273
26,000	Asahi Kasei Corp	226,144
3,100	Asatsu-DK, Inc.	79,953
500	Bridgestone Corp	17,200
19,500	Canon Inc	622,911
5,400	Central Japan Railway Co	784,631
86,000	Cosmo Oil Co Ltd	117,909
15,000	FujiFilm Holdings Corp	496,098
28,800	Hakuhodo DY Holdings Inc	280,092
47,300	Honda Motor Co Ltd	1,430,801
38,500	Inpex Corp	407,933
1,500	Isuzu Motors Ltd	19,618
115,400	Itochu Corp	1,327,191
149,300	Japan Tobacco, Inc.	4,787,722
30,700	JFE Holdings Inc	654,258
9,720	JX Holdings Inc	36,181
49,000	Kawasaki Kisen Kaisha Ltd	128,575
7,300	KDDI Corp.	467,663
600	Komatsu Ltd	14,202
37,900	Kyocera Corp	1,853,209
127,400	Marubeni Corp	803,174
74,300	Mitsubishi Chemical Holdings Corp	383,215
79,700	Mitsubishi Corp	1,506,756

Shares	Description	Value ($)
	Japan — continued
173,100	Mitsubishi UFJ Financial Group Inc	997,318
94,000	Mitsui & Co Ltd	1,296,885
64,000	Mitsui OSK Lines Ltd	202,954
112,545	Nippon Steel & Sumitomo Metal Corp	290,036
36,800	Nippon Telegraph & Telephone Corp	1,968,593
149,000	Nippon Yusen Kabushiki Kaisha	420,782
595,900	Nissan Motor Co Ltd	5,561,832
94,700	NTT Docomo, Inc.	1,478,384
600	Otsuka Holdings Co Ltd	18,948
3,600	Resona Holdings Inc	19,456
31,800	Ricoh Co Ltd	344,945
20,000	Sekisui House Ltd	267,765
5,500	Showa Shell Sekiyu KK	45,888
264,500	Sojitz Corp	379,161
87,400	Sumitomo Corp	932,733
28,000	Sumitomo Metal Mining Co Ltd	428,764
15,400	Sumitomo Mitsui Financial Group Inc	578,414
20,400	Takeda Pharmaceutical Co Ltd	855,057
17,000	TonenGeneral Sekiyu KK	142,378
24,500	Toyota Tsusho Corp	580,076
92,100	Yamada Denki Co Ltd	303,174

	Total Japan	33,859,252

	Malaysia — 0.0%
17,696	CIMB Group Holdings Berhad	30,471
3,227	Hong Leong Bank Berhad	13,636
30,900	Media Prima Bhd	17,630

	Total Malaysia	61,737

	Mexico — 0.0%
6,200	Alsea SA *	19,147
800	America Movil SAB de CV ADR	18,968
3,136	Cemex SAB de CV Sponsored ADR *	39,231
1,600	Embotelladoras Arca SAB de CV	10,247
10,800	Fibra Uno Administracion SA de CV (REIT)	36,161
5,800	Grupo Financiero Banorte SAB de CV – Class O	32,858
1,700	Infraestructura Energetica Nova SAB de CV	9,971

	Total Mexico	166,583

	Netherlands — 0.7%
58,736	Aegon NV	461,170
4,443	Heineken NV	349,564
75,318	Koninklijke Ahold NV	1,330,383
2,431	Koninklijke DSM NV	159,927
300,709	Koninklijke KPN NV	1,000,610

	Total Netherlands	3,301,654

	Norway — 0.7%
95,996	Statoil ASA	1,812,274
30,597	Telenor ASA	644,360

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	Norway — continued
15,162	Yara International ASA	641,506

	Total Norway	3,098,140

	Peru — 0.0%
2,400	Southern Copper Corp	71,880

	Philippines — 0.1%
8,900	Aboitiz Power Corp	8,356
14,730	BDO Unibank Inc	35,807
56,200	First Gen Corp	33,435
1,380	GT Capital Holdings Inc	33,168
167,000	Lopez Holding Corp	25,603
13,700	Manila Water Co Inc	8,721
15	Philippine Long Distance Telephone Co	1,001
200	Philippine Long Distance Telephone Co Sponsored ADR	13,360
34,200	Puregold Price Club Inc	29,059
13,210	Robinsons Retail Holdings Inc	21,319
1,540	Semirara Mining & Power Corp	4,782

	Total Philippines	214,611

	Poland — 0.2%
3,170	Asseco Poland SA	50,747
647	Bank Pekao SA	35,628
1,462	Jastrzebska Spolka Weglowa SA *	9,095
17,847	KGHM Polska Miedz SA	650,667
19,451	PGE SA	111,869
15,298	Synthos SA	18,929

	Total Poland	876,935

	Portugal — 0.2%
196,124	EDP-Energias de Portugal SA	805,080

	Qatar — 0.0%
4,603	Qatar Gas Transport Co Nakilat	30,283
511	Qatar National Bank	32,062

	Total Qatar	62,345

	Russia — 2.8%
204,604	Gazprom OAO Sponsored ADR	1,195,756
233,910	Lukoil OAO Sponsored ADR	10,888,030
27,391	Rosneft OJSC GDR (Registered)	129,715
2,743	Sberbank Sponsored ADR	16,826
48,782	Surgutneftegas Sponsored ADR	286,653
4,770	Tatneft Sponsored ADR	145,922

	Total Russia	12,662,902

	Singapore — 0.0%
37,381	Yangzijiang Shipbuilding Holdings Ltd	35,157

	South Africa — 0.1%
44,814	African Bank Investments Ltd (a)	4

Shares	Description	Value ($)
	South Africa — continued
20,375	Capital Property Fund (REIT)	23,790
2,666	Coronation Fund Managers Ltd	26,630
3,161	Discovery Ltd	31,782
6,456	Investec Ltd	60,009
4,272	Kumba Iron Ore Ltd	99,318
6,801	Life Healthcare Group Holdings Ltd	25,619
830	MTN Group Ltd	16,335
273	Naspers Ltd-N Shares	35,315
21,350	Telkom South Africa Ltd *	132,529
1,179	Vodacom Group Ltd	14,119
2,870	Wilson Bayly Holmes-Ovcon Ltd	31,203

	Total South Africa	496,653

	South Korea — 1.7%
1,665	DGB Financial Group Inc	17,501
569	Dongbu Insurance Co Ltd	28,531
490	GS Holdings	18,346
3,474	Hana Financial Group Inc	105,583
3,280	Hankook Tire WorldwideCo Ltd	62,962
2,869	Hanwha Corp	76,834
595	Hyundai Marine & Fire Insurance Co Ltd	14,290
763	Hyundai Mobis	169,489
533	Hyundai Motor Co	85,630
10,043	Industrial Bank of Korea	135,970
5,459	Kia Motors Corp	273,081
459	Kolon Industries Inc	19,368
59	Korea Zinc Co Ltd	22,710
6,110	KT Corp	180,089
1,479	Kwangju Bank *	13,135
980	LIG Insurance Co Ltd	23,089
677	Samsung Engineering Co Ltd *	29,848
4,920	Samsung Electronics Co Ltd	5,700,199
2,675	SK Innovation Co Ltd	206,294
1,406	SK Telecom Co Ltd	358,073
11,759	Woori Bank *	113,562
13,840	Yuanta Securities Korea *	51,033

	Total South Korea	7,705,617

	Spain — 3.1%
18,831	ACS Actividades de Construccion y Servicios SA	665,538
11,849	Enagas	396,420
21,989	Ferrovial SA	450,701
508	Ferrovial SA (b)	10,412
41,651	Gas Natural SDG SA	1,180,677
449,102	Iberdrola SA	3,323,278
128,100	Mapfre SA	470,316
2,819	Red Electrica Corp SA	258,244
53,154	Repsol YPF SA	1,194,102
366,168	Telefonica SA	5,873,759

	Total Spain	13,823,447

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	Sweden — 1.0%
131,524	Ericsson LM – Class B	1,652,947
32,895	Sandvik AB	344,494
11,468	Skanska AB – Class B	246,738
6,360	SKF AB – B Shares	130,944
208,460	TeliaSonera AB	1,487,613
36,020	Volvo AB – Class B	393,890

	Total Sweden	4,256,626

	Switzerland — 0.9%
38,934	ABB Ltd (Registered)	874,279
11,407	Holcim Ltd (Registered)	842,594
8,616	Nestle SA (Registered)	646,658
922	Swisscom AG (Registered)	559,882
3,970	Zurich Insurance Group AG	1,244,836

	Total Switzerland	4,168,249

	Taiwan — 0.6%
15,807	Acer Inc Sponsored GDR *	48,562
5,497	Advantech Co Ltd	37,611
1,000	Asustek Computer GDR (Registered) (a)	54,397
7,000	Asustek Computer Inc	76,248
576	Catcher Technology GDR (Registered)	24,323
64,000	China Petrochemical Development Corp *	18,363
12,600	Chong Hong Construction Co Ltd	27,120
2,900	Chunghwa Telecom Co Ltd ADR	87,261
70,659	Compal Electronics GDR (Registered) (a)	222,385
5,000	Delta Electronics Inc	30,178
130,122	E.Sun Financial Holding Co Ltd	82,352
1,170	Far Eastone Telecom GDR (Registered) (a)	37,889
29,400	Foxconn Technology Co Ltd	82,083
3,000	Giant Manufacturing Co Ltd	26,350
27,000	Highwealth Construction Corp	51,202
68,112	Hon Hai Precision Industry Co Ltd GDR	427,696
11,231	HTC Corp GDR (Registered) *	194,249
8,599	Lite-On Technology Corp GDR (a)	103,767
8,704	Makalot Industrial Co Ltd	44,039
1,000	MediaTek Inc	15,002
33,000	Mega Financial Holding Co Ltd	26,810
4,000	Novatek Microelectronics Corp Ltd	22,572
44,000	Pegatron Corp	102,012
5,000	Phison Electronics Corp	33,429
48,568	Powertech Technology Inc GDR *	162,102
36,000	Radiant Opto-Electronics Corp	117,838
14,000	Realtek Semiconductor Corp	46,576
11,000	Simplo Technology Co Ltd	56,355
13,000	Synnex Technology International Corp	18,885
60,463	Taishin Financial Holding Co Ltd	28,002
9,000	Taiwan Mobile Co Ltd	28,609
5,000	TPK Holding Co Ltd	32,087
10,000	Tripod Technology Corp	19,783
29,000	Unimicron Technology Corp	21,310
21,882	Wistron Corp GDR (Registered) (a)	198,799

Shares	Description	Value ($)
	Taiwan — continued
20,000	WPG Holdings Co Ltd	23,225
13,000	Yungtay Engineering Co Ltd	29,839

	Total Taiwan	2,659,310

	Thailand — 0.3%
5,400	Advanced Info Service Pcl NVDR	39,139
68,900	Bangchak Petroleum Pcl NVDR	74,455
6,600	Bangkok Dusit Medical Services Pcl (Foreign Registered)	3,717
147,400	Bangkok Dusit Medical Services Pcl NVDR	83,049
240	Bangkok Life Assurance Pcl NVDR	398
243,300	Banpu Pcl NVDR	201,916
19,700	Electricity Generating Pcl NVDR	102,328
22,000	Glow Energy Pcl NVDR	65,481
800	Kasikornbank Pcl NVDR	6,019
6,700	PTT Exploration & Production Pcl NVDR	27,644
29,800	PTT Pcl NVDR	347,323
30,400	Ratchaburi Electricity Generating Holding Pcl NVDR	57,180
749,800	Sansiri Pcl NVDR	44,089
59,800	Thai Oil Pcl NVDR	78,741
9,500	Tisco Financial Group Pcl (Foreign Registered)	13,370
154,400	TTW Pcl NVDR	55,957

	Total Thailand	1,200,806

	Turkey — 0.2%
22,536	Akbank TAS	91,300
99,088	Asya Katilim Bankasi AS *	31,696
11,101	Aygaz AS	49,503
7,220	Dogus Otomotiv Servis ve Ticaret AS	38,133
59,480	EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	62,792
24,461	Emlak Konut Gayrimenkul Yatirim (REIT)	31,087
14,348	Gubre Fabrikalari TAS	33,470
6,143	Haci Omer Sabanci Holding AS	29,383
23,658	Ipek Dogal Enerji Kaynaklari Ve Uretim AS *	17,254
6,074	Koza Altin Isletmeleri AS	35,324
54,301	Koza Anadolu Metal Madencilik Isletmeleri AS *	42,405
37,570	Tekfen Holding AS *	102,147
1,413	Tupras-Turkiye Petrol Rafineriler AS	31,868
37,878	Turk Telekomunikasyon AS	121,185
1,314	Turk Traktor ve Ziraat Makineleri AS	41,211
20,516	Turkcell Iletisim Hizmetleri AS *	130,135
9,001	Turkiye Garanti Bankasi AS	39,598
7,406	Turkiye IS Bankasi – Class C	20,554
12,959	Turkiye Vakiflar Bankasi TAO – Class D	29,740
1,684	Turkiye Halk Bankasi AS	11,977
37,503	Yapi ve Kredi Bankasi AS	89,903

	Total Turkey	1,080,665

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	United Kingdom — 6.3%
70,433	AstraZeneca Plc	5,233,059
101,775	Aviva Plc	810,484
102,838	BAE Systems Plc	771,664
18,995	BG Group Plc	267,122
766,011	BP Plc	5,021,889
3,548	Carnival Plc	156,355
172,130	Centrica Plc	765,623
26,970	GlaxoSmithKline Plc	626,485
1,841	HSBC Holdings Plc	18,343
6,364	Imperial Tobacco Group Plc	294,155
60,430	J Sainsbury Plc	220,247
32,068	Kingfisher Plc	156,654
88,549	Marks & Spencer Group Plc	674,705
21,485	National Grid Plc	312,367
23,838	Pearson Plc	458,116
145,295	Royal Dutch Shell Plc A Shares (London)	4,840,882
90,522	Royal Dutch Shell Plc B Shares (London)	3,143,773
8,994	Scottish & Southern Energy Plc	230,468
367,465	Tesco Plc	1,071,966
646,730	Vodafone Group Plc	2,370,267
117,796	WM Morrison Supermarkets Plc	328,287
14,306	WPP Plc	299,512

	Total United Kingdom	28,072,423

	United States — 45.9%
18,500	3M Co.	2,961,665
48,900	Abbott Laboratories	2,176,539
18,500	Accenture Plc – Class A	1,597,105
1,600	Akamai Technologies, Inc. *	103,376
4,300	Allergan, Inc.	919,727
69,597	Amazon.com, Inc. *	23,568,328
4,500	Ametek, Inc.	229,320
11,000	Amgen, Inc.	1,818,410
4,600	Amphenol Corp. – Class A	246,698
7,700	Analog Devices, Inc.	420,728
62,100	Apple, Inc.	7,385,553
17,500	Baxter International, Inc.	1,277,500
9,300	Becton, Dickinson and Co.	1,305,069
32,000	Bed Bath & Beyond, Inc. *	2,347,840
4,800	Biogen Idec, Inc. *	1,476,912
1,300	Brown-Forman Corp. – Class B	126,165
5,700	CA, Inc.	177,555
3,900	Cerner Corp. *	251,160
30,700	Chevron Corp.	3,342,309
3,100	Church & Dwight Co., Inc.	237,801
9,500	CH Robinson Worldwide, Inc.	700,530
147,900	Cisco Systems, Inc.	4,087,956
4,400	Citrix Systems, Inc. *	291,764
13,300	Coach, Inc.	493,696
107,000	Coca-Cola Co. (The)	4,796,810
21,000	Cognizant Technology Solutions Corp. – Class A *	1,133,790

Shares	Description	Value ($)
	United States — continued
28,700	Colgate-Palmolive Co.	1,997,233
9,400	ConocoPhillips	621,058
7,900	Costco Wholesale Corp.	1,122,748
32,361	Covidien Plc	3,268,461
3,700	CR Bard, Inc.	619,195
3,400	CVS Health Corp.	310,624
17,300	Danaher Corp.	1,445,588
3,900	Dover Corp.	300,261
32,200	eBay, Inc. *	1,767,136
1,400	Edwards Lifesciences Corp. *	181,552
14,400	Eli Lilly & Co.	980,928
65,400	EMC Corp.	1,984,890
23,800	Emerson Electric Co.	1,517,250
1,300	Equifax, Inc.	103,415
2,500	Estee Lauder Cos., Inc. (The) – Class A	185,350
7,400	Expeditors International of Washington, Inc.	346,468
193,200	Express Scripts Holding Co. *	16,064,580
18,200	Exxon Mobil Corp.	1,647,828
1,400	F5 Networks, Inc. *	180,866
8,100	Fastenal Co.	366,120
4,100	General Mills, Inc.	216,275
8,100	Genuine Parts Co.	832,518
10,200	Google, Inc. – Class A *	5,600,616
4,300	Google, Inc. – Class C *	2,329,869
2,200	Henry Schein, Inc. *	301,840
2,300	Herbalife Ltd.	99,475
1,800	Hershey Co. (The)	180,504
7,800	Honeywell International, Inc.	772,746
12,100	Hormel Foods Corp.	642,268
800	Hubbell, Inc. – Class B	85,440
8,700	Humana, Inc.	1,200,339
8,400	Illinois Tool Works, Inc.	797,412
18,476	International Business Machines Corp.	2,996,253
9,400	Intuit, Inc.	882,378
800	Intuitive Surgical, Inc. *	414,216
57,800	Johnson & Johnson	6,256,850
74,600	JPMorgan Chase & Co.	4,487,936
2,700	Kimberly-Clark Corp.	314,793
3,500	Linear Technology Corp.	161,105
9,600	Marathon Oil Corp.	277,632
16,500	Mastercard, Inc. – Class A	1,440,285
7,600	Mattel, Inc.	239,780
24,000	McDonald’s Corp.	2,323,440
163,700	Microsoft Corp.	7,826,497
16,800	Monsanto Co.	2,014,488
4,500	Monster Beverage Corp. *	504,675
3,400	NetApp, Inc.	144,670
18,300	Nike, Inc. – Class B	1,817,007
216,200	Oracle Corp.	9,169,042
1,600	Pall Corp.	153,776
13,300	Paychex, Inc.	630,553
21,800	PepsiCo, Inc.	2,182,180

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	United States — continued
236,831	Philip Morris International, Inc.	20,587,719
1,000	Polaris Industries, Inc.	156,710
3,100	Precision Castparts Corp.	737,490
59,900	Procter & Gamble Co. (The)	5,416,757
49,138	Qualcomm, Inc.	3,582,160
1,300	Ralph Lauren Corp.	240,370
12,100	Reynolds American, Inc.	797,511
3,300	Rockwell Automation, Inc.	380,853
1,100	Roper Industries, Inc.	173,602
4,300	Ross Stores, Inc.	393,364
5,400	Sigma-Aldrich Corp.	737,640
13,500	Stryker Corp.	1,254,285
7,600	St Jude Medical, Inc.	516,496
20,800	Sysco Corp.	837,408
36,300	Teradata Corp. *	1,638,582
300	Tiffany & Co.	32,376
9,200	TJX Cos., Inc. (The)	608,672
4,200	Total System Services, Inc.	138,558
25,415	UnitedHealth Group, Inc.	2,506,681
2,800	United Technologies Corp.	308,224
6,400	Varian Medical Systems, Inc. *	566,464
14,500	VF Corp.	1,089,965
1,100	Wabtec Corp.	97,339
33,600	Wal-Mart Stores, Inc.	2,941,344
1,200	Waters Corp. *	139,080
7,800	WellPoint, Inc.	997,698
35,000	Wells Fargo & Co.	1,906,800
2,500	WW Grainger, Inc.	614,200
5,300	Xilinx, Inc.	240,832
3,200	Zimmer Holdings, Inc.	359,328

	Total United States	205,781,223

	TOTAL COMMON STOCKS (COST $394,668,952)	430,527,978

	PREFERRED STOCKS — 2.4%

	Brazil — 0.3%
13,300	AES Tiete SA	99,354
1,300	Banco Bradesco SA	20,051
14,300	Banco do Estado do Rio Grande do Sul SA – Class B	83,463
5,500	Bradespar SA	32,337
5,355	Companhia de Transmissao de Energia Eletrica Paulista	81,405
4,600	Companhia Energetica de Minas Gerais Sponsored ADR	25,392
5,600	Companhia Energetica de Sao Paulo – Class B	56,483
5,200	Companhia Paranaense de Energia Sponsored ADR	72,176
3,700	Companhia Paranaense de Energia – Class B	50,923
30,600	Companhia Energetica de Minas Gerais	167,982
19,600	Eletropaulo Metropolitana SA	70,839

Shares	Description	Value ($)
	Brazil — continued
17,000	Gerdau SA	72,246
3,900	Gol Linhas Aereas Inteligentes SA *	22,854
3,000	Gol Linhas Aereas Inteligentes SA ADR	17,250
1,690	Itau Unibanco Holding SA	25,434
46,084	Itausa-Investimentos Itau SA	188,300
19,200	Metalurgica Gerdau SA	97,241
90,100	Oi SA *	48,478
8,400	Telefonica Brasil SA	171,973
12,500	Telefonica Brasil SA ADR	257,000

	Total Brazil	1,661,181

	Germany — 1.1%
17,475	Porsche Automobil Holding SE	1,522,630
14,846	Volkswagen AG	3,421,953

	Total Germany	4,944,583

	Russia — 0.4%
12,637	Sberbank *	13,346
1,981,503	Surgutneftegaz OJSC *	1,374,055
172	Transneft *	414,420

	Total Russia	1,801,821

	South Korea — 0.6%
1,055	Hyundai Motor Co	125,947
530	Hyundai Motor Co	61,272
2,550	Samsung Electronics Co Ltd	2,420,643
6	Samsung Electronics Co Ltd GDR (Registered)	2,802

	Total South Korea	2,610,664

	TOTAL PREFERRED STOCKS (COST $11,330,996)	11,018,249

	RIGHTS/WARRANTS — 0.0%

	South Korea — 0.0%
347	DGB Financial Group Inc Rights, Expires 1/20/15 *	485

	Spain — 0.0%
366,135	Telefonica SA Rights, Expires 12/03/14 *	167,654

	TOTAL RIGHTS/WARRANTS (COST $154,100)	168,139

	MUTUAL FUNDS — 1.3%

	United States — 1.3%
	Affiliated Issuers
233,545	GMO U.S. Treasury Fund	5,838,617

	TOTAL MUTUAL FUNDS (COST $5,838,617)	5,838,617

GMO Developed World Stock Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 0.1%

		Time Deposits — 0.1%
DKK	4,316	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.00%, due 12/01/14 (c)	722
EUR	12	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.11)%, due 12/01/14	15
HKD	44,952	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/01/14	5,797
NOK	130,510	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.55%, due 12/01/14	18,552
JPY	11,132,800	DnB Nor Bank (Oslo) Time Deposit, 0.01%, due 12/01/14	93,813
USD	185,585	JPMorgan Chase (New York) Time Deposit, 0.06%, due 12/01/14	185,585

		Total Time Deposits	304,484

		TOTAL SHORT-TERM INVESTMENTS (COST $304,484)	304,484

		TOTAL INVESTMENTS — 99.8% (Cost $412,297,149)	447,857,467
		Other Assets and Liabilities (net) — 0.2%	810,303

		TOTAL NET ASSETS — 100.0%	$448,667,770

Notes to Schedule of Investments:

ADR - American Depositary Receipt

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

NVDR - Non-Voting Depository Receipt

OJSC - Open Joint-Stock Company

REIT - Real Estate Investment Trust

*	Non-income producing security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(b)	Security is restricted as to resale.

(c)	Rate rounds to 0.00%.

Additional information on each restricted security is as follows:

Issuer Description	Acquisition Date	Acquisition Cost	Value as a Percentage of Fund’s Net Assets	Value as of November 30, 2014
Ferrovial SA	11/28/14	$6,653	0.00%	$10,412

Currency Abbreviations:

DKK - Danish Krone

EUR - Euro

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

USD - United States Dollar

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 96.2%

	Australia — 0.8%
5,048,252	Arrium Ltd	1,029,785
1,768,623	Bank of Queensland Ltd	18,508,103
3,976,984	BlueScope Steel Ltd *	16,722,477
3,300,786	Goodman Fielder Ltd	1,814,281
334,877	Investa Office Fund (REIT)	1,005,321
11,457,490	Mirvac Group (REIT)	17,093,094
1,892,120	Pacific Brands Ltd	834,370
6,048,373	Stockland (REIT)	21,176,773
6,484,411	TABCORP Holdings Ltd	22,525,154
710,872	Tatts Group Ltd	2,060,364

	Total Australia	102,769,722

	Austria — 0.4%
1,167,625	Immofinanz AG (Entitlement Shares) *	—
807,397	OMV AG	23,372,801
657,719	Voestalpine AG	27,332,862

	Total Austria	50,705,663

	Belgium — 0.9%
653,096	Ageas	23,372,301
1,043,816	Belgacom SA	41,237,489
766,334	Delhaize Group	56,034,278
8,247	Solvay SA	1,133,495
96,788	Umicore SA	3,935,179

	Total Belgium	125,712,742

	Canada — 1.0%
156,900	Canadian Tire Corp Ltd	17,599,300
1,319,448	Catamaran Corp *	67,212,681
9,100	First Quantum Minerals Ltd	147,968
365,300	Home Capital Group Inc	16,653,899
40,300	RONA Inc	483,008
1,038,100	Suncor Energy Inc	32,770,164

	Total Canada	134,867,020

	Denmark — 0.7%
33,667	AP Moeller – Maersk A/S	70,265,662
281,721	Carlsberg A/S	25,082,415
27,734	Jyske Bank A/S *	1,437,264
369,293	TDC A/S	2,988,525

	Total Denmark	99,773,866

	Finland — 1.2%
1,927,277	Fortum Oyj	48,380,024
220,302	Metso Oyj	6,834,704
83,905	Neste Oil Oyj	1,991,327
8,021,382	Nokia Oyj	66,648,863
651,650	Stora Enso Oyj – R Shares	5,773,431
2,247,828	UPM – Kymmene Oyj	37,308,297

	Total Finland	166,936,646

Shares	Description	Value ($)
	France — 19.2%
289,298	Alstom SA *	10,151,360
3,989,604	ArcelorMittal	48,886,858
885	AXA	21,390
350,157	BNP Paribas	22,487,964
1,272,559	Bouygues SA	47,876,650
1,818,524	Carrefour SA	57,589,373
46,844	Casino Guichard Perrachon SA	4,514,717
14,800	Christian Dior SA	2,837,239
2,416,061	Cie de Saint-Gobain	111,037,304
1,137,353	Cie Generale des Etablissements Michelin – Class B (Registered)	104,640,978
272,095	CNP Assurances	5,043,067
1,508,581	Credit Agricole SA	21,224,870
266,260	Danone SA	18,779,797
1,066,102	Electricite de France	31,933,116
10,178,752	GDF Suez	251,033,052
18,066	Lafarge SA	1,285,613
15,668	Lagardere SCA	444,394
110,127	LVMH Moet Hennessy Louis Vuitton SA	19,806,228
15,493,083	Orange	273,212,205
2,363,350	Peugeot SA *	30,252,817
1,302,807	Renault SA	104,616,597
238,420	Rexel SA	4,420,002
3,512,814	Sanofi	339,498,599
1,490,515	Schneider Electric SE	121,691,249
49,768	SCOR SE	1,554,066
637,908	Societe Generale	31,681,443
323,069	Suez Environnement Co	5,734,641
20,459	Technicolor *	122,253
9,864,035	Total SA	550,811,424
460,890	Vallourec SA	15,256,839
2,169,696	Veolia Environnement SA	39,638,882
2,205,133	Vinci SA	119,234,567
9,343,290	Vivendi SA	237,767,664

	Total France	2,635,087,218

	Germany — 14.7%
393,362	Allianz SE (Registered)	67,774,125
530,403	Aurubis AG	29,210,369
4,223,475	BASF SE	383,019,143
1,817,446	Bayerische Motoren Werke AG	207,760,071
109,047	Bilfinger SE	6,458,373
4,556,193	Daimler AG (Registered)	384,343,471
1,927,194	Deutsche Lufthansa AG (Registered)	34,348,249
508	Deutsche Bank AG (Registered)	16,588
10,656,093	Deutsche Telekom AG (Registered)	181,200,649
215,044	Duerr AG	18,489,645
15,279,164	E.ON AG	270,714,356
207,800	Freenet AG	6,135,660
500,671	Fresenius Medical Care AG & Co	36,978,536
156,249	Hannover Rueck SE	13,948,554

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	Germany — continued
210,192	HeidelbergCement AG	15,921,149
948,588	K+S AG (Registered)	28,460,316
414,701	Kloeckner & Co SE *	4,903,659
82,845	Leoni AG	4,965,433
792,730	Metro AG *	26,925,951
191,928	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	39,521,839
253,079	ProSiebenSat.1 Media AG (Registered)	10,772,245
3,800	Rheinmetall AG	160,944
94,499	Rhoen-Klinikum AG	2,752,136
3,820,453	RWE AG	138,411,838
234,545	Salzgitter AG	7,753,443
500,089	Siemens AG (Registered)	59,149,540
10,161	Software AG	269,763
17,461	Suedzucker AG	271,478
180,341	Volkswagen AG	40,832,171

	Total Germany	2,021,469,694

	Hong Kong — 1.1%
847,000	Cheung Kong Holdings Ltd	15,545,384
16,083,390	Esprit Holdings Ltd	20,913,102
671,000	Hongkong Land Holdings Ltd	4,640,883
161,500	Kerry Properties Ltd	578,977
3,516,191	Link (REIT)	22,272,434
3,106,931	Sun Hung Kai Properties Ltd	45,349,726
433,000	Swire Pacific Ltd	5,941,269
2,284,000	Wharf Holdings Ltd (The)	16,438,426
77,000	Wheelock & Co Ltd	387,908
4,467,200	Yue Yuen Industrial Holdings	16,014,124

	Total Hong Kong	148,082,233

	Ireland — 0.7%
3,181,893	CRH Plc	74,996,825
677,928	Smurfit Kappa Group Plc	15,712,580

	Total Ireland	90,709,405

	Israel — 1.3%
414,438	Bank Hapoalim BM	2,068,918
6,732,401	Bank Leumi Le-Israel *	23,770,204
1,786,000	Check Point Software Technologies Ltd *	138,075,660
10,165,328	Israel Discount Bank Ltd – Class A *	16,596,650
573,554	Partner Communications Co Ltd *	3,504,696

	Total Israel	184,016,128

	Italy — 5.1%
17,597,212	A2A SPA	18,368,337
14,570	Buzzi Unicem SPA	217,959
42,757,120	Enel SPA	206,398,802
9,157,688	ENI SPA	182,442,019
541,527	Exor SPA	24,129,443
3,980,545	Fiat Chrysler Automobiles NV *	49,729,007

Shares	Description	Value ($)
	Italy — continued
2,140,455	Finmeccanica SPA *	20,754,493
394,976	Italcementi SPA	2,429,716
4,665,453	Mediaset SPA *	18,957,403
2,009,220	Mediolanum SPA	13,948,327
69,546	Recordati SPA	1,215,913
46,055	Saipem SPA *	659,503
1,404,201	Snam Rete Gas SPA	7,446,328
98,794,208	Telecom Italia SPA *	111,351,873
48,190,632	Telecom Italia SPA-Di RISP	42,721,609
110,513	Terna SPA	534,394

	Total Italy	701,305,126

	Japan — 19.8%
21,100	Adastria Holdings Co Ltd	409,072
1,982,500	Aeon Co Ltd	19,777,103
456,400	Aisin Seiki Co Ltd	16,325,649
438,300	Alfresa Holdings Corp	5,045,937
113,900	Aoyama Trading Co Ltd	2,471,888
2,836,000	Asahi Glass Co Ltd	13,703,735
2,546,000	Asahi Kasei Corp	22,144,707
101,600	Asatsu-DK, Inc.	2,620,408
103,300	Brother Industries Ltd	1,928,850
1,599,000	Calsonic Kansei Corp	8,779,942
2,812,000	Canon Inc	89,826,918
267,000	Central Japan Railway Co	38,795,644
1,357,800	Chubu Electric Power Co Inc *	15,869,707
5,474,000	Cosmo Oil Co Ltd	7,505,017
435,800	Daihatsu Motor Co Ltd	5,970,278
46,600	Daiichi Sankyo Co Ltd	687,877
490,000	Daikyo Inc	846,536
179,500	Daito Trust Construction Co Ltd	20,328,626
1,288,000	Denki Kagaku Kogyo K K	4,400,271
177,600	Electric Power Development Co Ltd	6,145,140
698,200	FujiFilm Holdings Corp	23,091,701
390,600	Fuji Oil Co Ltd	5,544,733
634,000	Gunze Ltd	1,650,848
983,000	Hakuhodo DY Holdings Inc	9,560,096
1,333,000	Hanwa Co Ltd	4,706,476
48,700	Haseko Corp	404,954
288,000	Hitachi Chemical Co Ltd	5,335,188
5,111,700	Honda Motor Co Ltd	154,626,325
267,300	Idemitsu Kosan Co Ltd	4,564,371
3,705,400	Inpex Corp	39,261,181
9,600	Isuzu Motors Ltd	125,557
820,100	IT Holdings Corp	12,711,148
6,967,200	Itochu Corp	80,128,287
6,607,200	Japan Tobacco, Inc.	211,878,362
1,264,600	JFE Holdings Inc	26,950,332
217,800	JSR Corp	3,896,635
7,706,490	JX Holdings Inc	28,686,131
752,300	K’s Holdings Corp	18,268,280

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	Japan — continued
540,000	Kaneka Corp	2,862,303
11,771,000	Kawasaki Kisen Kaisha Ltd	30,886,759
515,300	KDDI Corp.	33,011,891
13,671,000	Kobe Steel Ltd	21,773,645
138,200	Kohnan Shoji Co Ltd	1,496,111
170,600	Kuraray Co Ltd	2,079,715
3,196,540	Kyocera Corp	156,302,270
61,900	Leopalace21 Corp *	350,075
7,654,500	Marubeni Corp	48,256,620
1,066,600	Medipal Holdings Corp	11,876,267
6,551,500	Mitsubishi Chemical Holdings Corp	33,790,528
6,043,300	Mitsubishi Corp	114,250,712
10,868,200	Mitsubishi UFJ Financial Group Inc	62,617,304
121,500	Mitsubishi UFJ Lease & Finance Co Ltd	573,335
7,558,000	Mitsui Chemicals Inc	21,171,265
9,001,000	Mitsui Engineering & Shipbuilding Co Ltd	17,202,198
8,264,200	Mitsui & Co Ltd	114,018,288
216,000	Mitsui Mining & Smelting Co Ltd	554,967
5,715,000	Mitsui OSK Lines Ltd	18,123,139
945,300	Net One Systems Co Ltd	5,432,946
72,000	Nichirei Corp	312,610
1,188,600	Nippon Light Metal Co Ltd	1,791,434
4,300	Nippon Paper Industries Co Ltd	62,817
1,085,000	Nippon Electric Glass Co Ltd	4,965,263
172,000	Nippon Steel & Sumitomo Metal Corp	443,256
2,431,000	Nippon Telegraph & Telephone Corp	130,044,815
7,316,000	Nippon Yusen Kabushiki Kaisha	20,660,657
447,313	Nipro Corp	3,826,891
37,880,142	Nissan Motor Co Ltd	353,554,268
510,000	Nisshinbo Holdings Inc	5,169,966
92,200	Nisshin Seifun Group Inc	914,097
182,400	NOK Corp	4,552,221
546,400	North Pacific Bank Ltd	2,173,037
5,393,200	NTT Docomo, Inc.	84,194,492
130,400	Okinawa Electric Power Co	4,104,180
348	ORIX JREIT Inc (REIT)	482,689
3,918,000	Osaka Gas Co Ltd	14,973,645
567,000	Rengo Co Ltd	2,278,217
4,469,200	Resona Holdings Inc	24,153,404
1,864,400	Ricoh Co Ltd	20,223,730
156,800	Round One Corp	900,739
200	Ryohin Keikaku Co Ltd	23,436
10,000	Seino Holdings Co Ltd	94,159
906,200	Sekisui House Ltd	12,132,416
104,500	Shimamura Co Ltd	8,743,746
3,583,000	Showa Denko KK	4,954,792
2,073,100	Showa Shell Sekiyu KK	17,296,322
19,046,300	Sojitz Corp	27,302,870
29,000	Sumitomo Chemical Co Ltd	109,781
1,654,000	Sumitomo Heavy Industries Ltd	9,104,054
28,100	Sumitomo Mitsui Construction Co Ltd *	30,566

Shares	Description	Value ($)
	Japan — continued
464,700	Sumitomo Rubber Industries	7,084,144
5,444,300	Sumitomo Corp	58,101,606
176,600	Sumitomo Forestry Co Ltd	1,816,751
1,532,000	Sumitomo Metal Mining Co Ltd	23,459,502
1,037,000	Sumitomo Mitsui Financial Group Inc	38,949,061
233,000	Suzuken Co Ltd	5,969,364
1,522,200	Takeda Pharmaceutical Co Ltd	63,802,374
700	TDK Corp	42,213
759,000	Tokuyama Corp	1,663,035
4,924,700	Tokyo Electric Power Co Inc (The) *	17,989,934
429,000	TonenGeneral Sekiyu KK	3,592,944
5,718,000	Tosoh Corp	26,315,739
1,376,100	Toyota Tsusho Corp	32,581,340
3,370,000	Ube Industries Ltd	4,823,488
2,117,900	UNY Co Ltd	10,676,556
327,200	West Japan Railway Co	15,615,073
7,976,900	Yamada Denki Co Ltd	26,258,267
441,000	Yokohama Rubber Co Ltd (The)	4,058,368

	Total Japan	2,713,978,577

	Malta — 0.0%
15,984,486	BGP Holdings Plc *	—

	Netherlands — 2.3%
2,401,051	Aegon NV	18,852,009
76,962	Boskalis Westminster	4,321,640
202,133	Corbion NV	3,557,662
9,038	Delta Lloyd NV	207,849
2,126	Fugro NV	48,716
529,254	Heineken NV	41,640,414
4,659,870	ING Groep NV *	68,171,203
5,110,432	Koninklijke Ahold NV	90,268,346
619,357	Koninklijke BAM Groep NV	1,757,140
183,163	Koninklijke DSM NV	12,049,626
19,861,044	Koninklijke KPN NV	66,087,690
3,878	Nutreco NV	221,971
154,070	Wolters Kluwer NV	4,516,652

	Total Netherlands	311,700,918

	New Zealand — 0.2%
1,387,846	Chorus Ltd *	2,247,508
530,265	Fletcher Building Ltd	3,401,908
10,282,965	Spark New Zealand Ltd	24,645,459

	Total New Zealand	30,294,875

	Norway — 1.5%
11,180	Akastor ASA	33,557
36,364	Aker Solutions ASA *	217,623
54,648	DNB ASA	904,723
52,479	Fred Olsen Energy ASA	544,741
450,496	Golden Ocean Group Ltd	372,511

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	Norway — continued
300,360	Orkla ASA	2,227,431
5,999	Petroleum Geo-Services ASA	29,241
5,601,802	Statoil ASA	105,754,435
277,881	Storebrand ASA *	1,290,055
34,595	Subsea 7 SA	343,887
2,240,638	Telenor ASA	47,186,888
105,853	TGS Nopec Geophysical Co ASA	2,348,695
1,059,602	Yara International ASA	44,831,892

	Total Norway	206,085,679

	Portugal — 0.4%
11,814,059	EDP-Energias de Portugal SA	48,496,188

	Singapore — 0.5%
7,759,000	Ezra Holdings Ltd	3,955,703
68,798,000	Golden Agri-Resources Ltd	24,272,661
25,218,000	Noble Group Ltd	23,690,602
240,400	Singapore Technologies Engineering Ltd	621,448
4,154,000	Swiber Holdings Ltd	1,004,622
19,654,000	Yangzijiang Shipbuilding Holdings Ltd	18,484,969

	Total Singapore	72,030,005

	Spain — 6.1%
124,088	Acciona SA *	9,182,490
668,859	ACS Actividades de Construccion y Servicios SA	23,639,272
825,373	Enagas	27,613,699
2,334	Endesa SA	45,114
316,360	Ferrovial SA	6,484,322
7,167	Ferrovial SA (a)	146,900
1,927,907	Gas Natural SDG SA	54,650,193
30,090,180	Iberdrola SA	222,662,169
1,204,478	Indra Sistemas SA	12,406,199
257,754	Mapfre SA	946,337
26,532	Obrascon Huarte Lain SA	721,750
50,169	Red Electrica Corp SA	4,595,897
3,382,882	Repsol YPF SA	75,996,281
24,505,659	Telefonica SA	393,099,157

	Total Spain	832,189,780

	Sweden — 2.2%
287,976	ASecuritas AB – Class B	3,482,961
8,150,127	Ericsson LM – B Shares	102,427,930
38,227	Husqvarna AB – Class B	281,393
70,411	Industrivarden AB – Class C	1,243,757
12,014	Investor AB	450,888
1,518,444	Sandvik AB	15,901,947
931,320	Skanska AB – Class B	20,037,666
150,176	SSAB Svenskt Stal AB Series A *	1,063,244
1,334,654	Tele2 AB – B Shares	17,281,967
14,601,630	TeliaSonera AB	104,200,182
3,770,791	Volvo AB – Class B	41,234,787

	Total Sweden	307,606,722

Shares	Description	Value ($)
	Switzerland — 1.9%
3,479,821	ABB Ltd (Registered)	78,140,839
794,985	Holcim Ltd (Registered)	58,722,647
547,161	Nestle SA (Registered)	41,066,185
3,147	Novartis AG (Registered)	304,480
1,262	Swiss Life Holding AG (Registered)	289,053
49,010	Swisscom AG (Registered)	29,761,209
4,409	Transocean Ltd	92,472
161,632	Zurich Insurance Group AG	50,681,425

	Total Switzerland	259,058,310

	United Kingdom — 14.2%
737,642	Amlin Plc	5,128,214
4,418,377	AstraZeneca Plc	328,278,296
2,165,022	Aviva Plc	17,241,122
5,319,620	BAE Systems Plc	39,916,772
6,950,997	Balfour Beatty Plc	19,876,975
13,559	BG Group Plc	190,677
48,852,286	BP Plc	320,270,543
532,171	Bunzl Plc	14,843,272
1,049,224	Cairn Energy Plc *	2,651,053
547,911	Cape Plc	2,163,134
1,196,566	Carillion Plc	6,496,885
704,354	Catlin Group Ltd	6,069,422
14,514,727	Centrica Plc	64,560,532
3,024,416	Cobham Plc	14,245,046
5,337,877	Debenhams Plc	6,007,537
54,826	Direct Line Insurance Group Plc	252,248
3,481,065	Dixons Carphone Plc	22,989,272
1,857,548	Drax Group Plc	17,688,930
10,289,307	FirstGroup Plc *	18,139,117
666,681	Friends Life Group Ltd	3,845,621
1,744,049	GlaxoSmithKline Plc	40,512,445
11,087	Glencore Plc	55,446
257,152	Halfords Group Plc	1,918,695
5,550,210	Home Retail Group Plc	17,364,607
248,528	Imperial Tobacco Group Plc	11,487,407
1,660,755	Inchcape Plc	18,632,325
541,163	Intermediate Capital Group Plc	3,883,611
93,485	JD Wetherspoon Plc	1,196,473
4,593,015	J Sainsbury Plc	16,739,968
3,924,026	Kingfisher Plc	19,169,133
119,246	Ladbrokes Plc	207,133
33,339	Lancashire Holdings Ltd	281,356
19,830,907	Man Group Plc	44,315,992
4,874,403	Marks & Spencer Group Plc	37,140,832
111,970	Micro Focus International Plc	1,998,131
155,252	Mitie Group Plc	679,096
144,872	National Express Group Plc	599,715
1,535	Next Plc	162,494
1,802,859	Pearson Plc	34,647,129
33,229	Premier Oil Plc	97,046

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares / Par Value		Description	Value ($)
		United Kingdom — continued
	8,346,448	Royal Dutch Shell Plc A Shares (London)	278,083,667
	5,362,511	Royal Dutch Shell Plc B Shares (London)	186,236,701
	2,111,910	RSA Insurance Group Plc *	15,441,236
	1,600,584	Scottish & Southern Energy Plc	41,014,380
	85,410	Serco Group Plc	234,029
	400,123	Spirit Pub Co Plc	657,904
	312,865	Standard Life Assurance Plc	2,071,707
	23,843,510	Tesco Plc	69,556,121
	9,558,900	Thomas Cook Group Plc *	18,169,866
	3,672,062	TUI Travel Plc	25,517,074
	27,624,175	Vodafone Group Plc	101,242,667
	11,800,796	WM Morrison Supermarkets Plc	32,887,796
	609,376	WPP Plc	12,757,951

		Total United Kingdom	1,945,814,801

		TOTAL COMMON STOCKS (COST $13,128,203,711)	13,188,691,318

		PREFERRED STOCKS — 2.1%

		Germany — 2.1%
	1,043,289	Porsche Automobil Holding SE	90,903,765
	845,778	Volkswagen AG	194,948,954

		Total Germany	285,852,719

		TOTAL PREFERRED STOCKS (COST $301,976,893)	285,852,719

		RIGHTS/WARRANTS — 0.1%

		Spain — 0.1%
	24,505,635	Telefonica SA Rights, Expires 12/03/14 *	11,221,189

		TOTAL RIGHTS/WARRANTS (COST $10,004,884)	11,221,189

		MUTUAL FUNDS — 1.3%

		United States — 1.3%
		Affiliated Issuers
	7,044,280	GMO U.S. Treasury Fund	176,107,000

		TOTAL MUTUAL FUNDS (COST $176,107,000)	176,107,000

		SHORT-TERM INVESTMENTS — 0.1%

		Time Deposits — 0.1%
AUD	583,717	Australia and New Zealand Banking Group Ltd. (ANZ) Time Deposit, 1.76%, due 12/01/14	496,918
EUR	262,760	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.11)%, due 12/01/14	326,952

Par Value		Description	Value ($)
		Time Deposits — continued
GBP	4,521	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.09%, due 12/01/14	7,071
HKD	7,456,634	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/01/14	961,538
NZD	413	Brown Brothers Harriman (Grand Cayman) Time Deposit, 2.85%, due 12/01/14	324
JPY	687,728,720	DnB Nor Bank (Oslo) Time Deposit, 0.01%, due 12/01/14	5,795,304
NOK	7,562,698	DnB Nor Bank (Oslo) Time Deposit, 0.55%, due 12/01/14	1,075,049
USD	11,479,338	JPMorgan Chase (New York) Time Deposit, 0.06%, due 12/01/14	11,479,338

		Total Time Deposits	20,142,494

		TOTAL SHORT-TERM INVESTMENTS (COST $20,142,494)	20,142,494

		TOTAL INVESTMENTS — 99.8% (Cost $13,636,434,982)	13,682,014,720
		Other Assets and Liabilities (net) — 0.2%	31,074,574

		TOTAL NET ASSETS — 100.0%	$13,713,089,294

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*	Non-income producing security.

(a)	Security is restricted as to resale.

GMO International Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2014 (Unaudited)

Additional information on each restricted security is as follows:

Issuer Description	Acquisition Date	Acquisition Cost	Value as a Percentage of Fund’s Net Assets	Value as of November 30, 2014
Ferrovial SA	11/28/14	$142,365	0.00%	$146,900

Currency Abbreviations:

AUD - Australian Dollar

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

NZD - New Zealand Dollar

USD - United States Dollar

GMO International Large/Mid Cap Equity Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 96.3%

	Australia — 0.5%
720,386	Arrium Ltd	146,950
508,396	BlueScope Steel Ltd *	2,137,711
680	Flight Centre Travel Group Ltd	23,381
797,221	Goodman Fielder Ltd	438,193
6,858	GPT Group (REIT)	24,153
85,610	Investa Office Fund (REIT)	257,006
143,050	JB Hi–Fi Ltd	1,883,931
25,181	Mirvac Group (REIT)	37,567
13,210	Myer Holdings Ltd	18,179
328,192	Pacific Brands Ltd	144,723
633,781	Stockland (REIT)	2,219,016
585,226	TABCORP Holdings Ltd	2,032,923

	Total Australia	9,363,733

	Austria — 0.4%
107,387	OMV AG	3,108,675
90,365	Voestalpine AG	3,755,303

	Total Austria	6,863,978

	Belgium — 0.9%
99,558	Ageas	3,562,875
142,216	Belgacom SA	5,618,453
104,325	Delhaize Group	7,628,235
3,683	Solvay SA	506,204

	Total Belgium	17,315,767

	Canada — 0.9%
240,537	Catamaran Corp *	12,252,955
140,500	Suncor Energy Inc	4,435,226

	Total Canada	16,688,181

	Denmark — 0.7%
4,662	AP Moeller – Maersk A/S – Class B	9,729,959
32,124	Carlsberg A/S – Class B	2,860,090

	Total Denmark	12,590,049

	Finland — 1.3%
312,701	Fortum Oyj	7,849,666
10,817	Neste Oil Oyj	256,721
1,234,680	Nokia Oyj	10,258,833
1,372	Stora Enso Oyj – R Shares	12,156
361,425	UPM–Kymmene Oyj	5,998,747

	Total Finland	24,376,123

	France — 19.5%
42,197	Alstom SA *	1,480,677
578,718	ArcelorMittal	7,091,357
158,181	AXA	3,823,170
108,061	BNP Paribas	6,939,949

Shares	Description	Value ($)
	France — continued
173,774	Bouygues SA	6,537,785
231,095	Carrefour SA	7,318,362
26,181	Casino Guichard-Perrachon SA	2,523,265
140,475	Cie Generale des Etablissements Michelin – Class B	12,924,256
20,890	CNP Assurances	387,180
295,779	Compagnie de Saint-Gobain	13,593,408
5,170	Credit Agricole SA	72,739
97,213	Danone SA	6,856,608
154,270	Electricite de France	4,620,873
1,353,488	GDF Suez	33,380,342
31,498	Lafarge SA	2,241,460
14,938	LVMH Moet Hennessy Louis Vuitton SA	2,686,584
1,969,884	Orange	34,737,847
271,240	Peugeot SA *	3,472,094
150,203	Renault SA	12,061,439
26,199	Rexel SA	485,696
519,075	Sanofi	50,166,401
230,855	Schneider Electric SE	18,847,870
110,159	Societe Generale	5,471,002
31,073	Suez Environnement SA	551,562
1,264,703	Total SA	70,621,491
17,424	Vallourec SA	576,787
203,647	Veolia Environnement SA	3,720,493
278,701	Vinci SA	15,069,745
1,255,404	Vivendi SA	31,947,470

	Total France	360,207,912

	Germany — 15.1%
56,803	Allianz SE (Registered)	9,786,847
57,947	Aurubis AG	3,191,259
621,176	BASF SE	56,333,304
242,433	Bayerische Motoren Werke AG	27,713,559
599,383	Daimler AG (Registered)	50,561,717
251,520	Deutsche Lufthansa AG (Registered)	4,482,824
100,161	Deutsche Bank AG (Registered)	3,270,602
1,564,665	Deutsche Telekom AG (Registered)	26,606,216
45,396	Duerr AG	3,903,182
2,006,251	E.ON AG	35,546,510
39,433	Fresenius SE & Co KGaA	2,137,784
71,654	Fresenius Medical Care AG & Co	5,292,218
1,478	Hannover Rueck SE	131,943
20,513	HeidelbergCement AG	1,553,772
84,987	K+S AG (Registered)	2,549,850
108,376	Metro AG *	3,681,111
33,238	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	6,844,373
66,499	ProSiebenSat.1 Media AG (Registered)	2,830,514
510,013	RWE AG	18,477,347
67,592	Siemens AG (Registered)	7,994,648
25,482	Volkswagen AG	5,769,544

	Total Germany	278,659,124

GMO International Large/Mid Cap Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	Hong Kong — 1.0%
134,000	Cheung Kong Holdings Ltd	2,459,364
1,784,500	Esprit Holdings Ltd	2,320,371
7,000	Henderson Land Development Co Ltd	46,800
118,000	Hongkong Land Holdings Ltd	816,131
26,000	Link (REIT)	164,690
68,000	Sino Land	111,849
317,392	Sun Hung Kai Properties Ltd	4,632,752
272,000	Swire Pacific Ltd	3,732,160
324,000	Wharf Holdings Ltd (The)	2,331,896
12,000	Wheelock & Co Ltd	60,453
3,690,000	Xinyi Glass Holdings Ltd	1,981,863
161,500	Yue Yuen Industrial Holdings	578,949

	Total Hong Kong	19,237,278

	Ireland — 0.6%
470,549	CRH Plc	11,090,782

	Israel — 1.5%
44,695	Africa Israel Investments Ltd *	65,234
1,273,925	Bezeq Israeli Telecommunication Corp Ltd	2,253,016
272,300	Check Point Software Technologies Ltd *	21,051,513
135,379	Partner Communications Co Ltd *	827,232
60,363	Teva Pharmaceutical Industries Ltd	3,435,325

	Total Israel	27,632,320

	Italy — 4.9%
54,153	A2A SPA	56,526
6,143,295	Enel SPA	29,655,148
1,334,672	ENI SPA	26,589,709
565,172	Fiat Chrysler Automobiles NV *	7,060,702
222,358	Finmeccanica SPA *	2,156,050
519,597	Mediaset SPA *	2,111,308
5,352	Mediolanum SPA	37,154
10,217	Recordati SPA	178,630
1,206	Saipem SPA *	17,270
186,313	Snam Rete Gas SPA	987,998
13,218,435	Telecom Italia SPA *	14,898,621
6,438,982	Telecom Italia SPA-Di RISP	5,708,240
146,161	Terna SPA	706,772

	Total Italy	90,164,128

	Japan — 19.1%
3,420	Adastria Holdings Co Ltd	66,305
245,000	Aeon Co Ltd	2,444,081
73,200	Aisin Seiki Co Ltd	2,618,399
3,600	Alfresa Holdings Corp	41,445
437,000	Asahi Glass Co Ltd	2,111,612
391,000	Asahi Kasei Corp	3,400,856
700	Bridgestone Corp	24,080
2,500	Brother Industries Ltd	46,681
422,300	Canon Inc	13,490,010

Shares	Description	Value ($)
	Japan — continued
42,900	Central Japan Railway Co	6,233,457
189,500	Chubu Electric Power Co Inc *	2,214,840
3,000	Daido Steel Co Ltd	10,918
61,500	Daihatsu Motor Co Ltd	842,524
7,500	Daiichi Sankyo Co Ltd	110,710
66,000	Daikyo Inc	114,023
29,101	Daito Trust Construction Co Ltd	3,295,729
3,000	Dai Nippon Printing Co Ltd	26,341
10,000	Denki Kagaku Kogyo K K	34,164
300	East Japan Railway Co	22,457
500	Electric Power Development Co Ltd	17,301
106,300	FujiFilm Holdings Corp	3,515,680
49,000	Gunze Ltd	127,589
190,500	Hakuhodo DY Holdings Inc	1,852,694
499,974	Haseko Corp	4,157,421
18	Hitachi Chemical Co Ltd	333
690,300	Honda Motor Co Ltd	20,881,224
2,100	Idemitsu Kosan Co Ltd	35,859
449,100	Inpex Corp	4,758,514
3,200	Isuzu Motors Ltd	41,852
966,500	Itochu Corp	11,115,511
7	Japan Petroleum Exploration Co	215
913,500	Japan Tobacco, Inc.	29,293,935
186,000	JFE Holdings Inc	3,963,911
31	JSR Corp	555
1,241,430	JX Holdings Inc	4,621,017
115,320	K’s Holdings Corp	2,800,343
1,080	Kakaku.com Inc	16,488
3,000	Kaneka Corp	15,902
3,200	Kansai Electric Power Co Inc (The) *	32,109
1,259,000	Kawasaki Kisen Kaisha Ltd	3,303,579
63,308	KDDI Corp.	4,055,728
619,000	Kobe Steel Ltd	985,874
7,884	Kohnan Shoji Co Ltd	85,350
80,900	Komatsu Ltd	1,914,955
22	Kuraray Co Ltd	268
15	Kurita Water Industries Ltd	311
454,114	Kyocera Corp	22,204,962
499,500	Leopalace21 Corp *	2,824,920
1,051,600	Marubeni Corp	6,629,651
12,194	Medipal Holdings Corp	135,776
1,900	Mitsubishi Tanabe Pharma Corp	29,030
763,700	Mitsubishi Chemical Holdings Corp	3,938,919
911,700	Mitsubishi Corp	17,236,009
1,724,400	Mitsubishi UFJ Financial Group Inc	9,935,158
137	Mitsui Chemicals Inc	384
1,143,900	Mitsui & Co Ltd	15,781,990
31,000	Mitsui Mining & Smelting Co Ltd	79,648
5,866	Mitsui OSK Lines Ltd	18,602
50	NHK Spring Co Ltd	433
169,500	Nippon Light Metal Co Ltd	255,467

GMO International Large/Mid Cap Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	Japan — continued
4,000	Nippon Paper Industries Co Ltd	58,434
55	Nippon Electric Glass Co Ltd	252
813,000	Nippon Steel & Sumitomo Metal Corp	2,095,158
325,600	Nippon Telegraph & Telephone Corp	17,417,767
860,000	Nippon Yusen Kabushiki Kaisha	2,428,672
53,808	Nipro Corp	460,343
6,000	Nishi-Nippon City Bank Ltd (The)	17,205
5,448,600	Nissan Motor Co Ltd	50,854,503
50,700	Nitori Holdings Co Ltd	2,814,208
19	NOK Corp	474
68,897	North Pacific Bank Ltd	274,004
720,400	NTT Docomo, Inc.	11,246,331
613,000	Osaka Gas Co Ltd	2,342,737
1,200	Otsuka Holdings Co Ltd	37,896
429,700	Resona Holdings Inc	2,322,276
303,400	Ricoh Co Ltd	3,291,075
22,200	Round One Corp	127,528
19,000	Ryohin Keikaku Co Ltd	2,226,433
153,600	Sekisui House Ltd	2,056,433
260	Showa Denko KK	360
5,700	Showa Shell Sekiyu KK	47,556
1,576,100	Sojitz Corp	2,259,339
7,000	Sumitomo Chemical Co Ltd	26,499
41	Sumitomo Heavy Industries Ltd	226
14	Sumitomo Rubber Industries	213
730,100	Sumitomo Corp	7,791,632
206,000	Sumitomo Metal Mining Co Ltd	3,154,476
155,400	Sumitomo Mitsui Financial Group Inc	5,836,725
1,800	Suzuken Co Ltd	46,115
251,500	Takeda Pharmaceutical Co Ltd	10,541,517
300	TDK Corp	18,091
559,400	Tokyo Electric Power Co Inc (The) *	2,043,489
65,000	TonenGeneral Sekiyu KK	544,385
13,000	Tosoh Corp	59,829
199,500	Toyota Tsusho Corp	4,723,477
171	Ube Industries Ltd	245
49,500	West Japan Railway Co	2,362,305
14,900	Yamada Denki Co Ltd	49,048
62	Yokohama Rubber Co Ltd (The)	571

	Total Japan	353,391,926

	Malta — 0.0%
15,998,662	BGP Holdings Plc *	—

	Netherlands — 2.5%
253,496	Aegon NV	1,990,340
10,835	Boskalis Westminster	608,417
6,448	Corbion NV	113,489
1,721	Delta Lloyd NV	39,578
838	Fugro NV	19,202
86,902	Heineken NV	6,837,237
395,269	ING Groep NV *	5,782,557

Shares	Description	Value ($)
	Netherlands — continued
724,553	Koninklijke Ahold NV	12,798,175
39,974	Koninklijke DSM NV	2,629,744
2,824,109	Koninklijke KPN NV	9,397,232
648,633	PostNL NV *	2,514,744
934,497	SNS REAAL NV * (a)	—
27,017	Wereldhave NV (REIT)	2,121,494
21,525	Wolters Kluwer NV	631,018

	Total Netherlands	45,483,227

	New Zealand — 0.3%
276,543	Chorus Ltd *	447,840
371,414	Fletcher Building Ltd	2,382,801
914,347	Spark New Zealand Ltd	2,191,440

	Total New Zealand	5,022,081

	Norway — 1.6%
7,614	DNB ASA	126,053
1,893	Petroleum Geo-Services ASA	9,227
835,096	Statoil ASA	15,765,482
7,143	Storebrand ASA *	33,161
7,574	Subsea 7 SA	75,288
329,092	Telenor ASA	6,930,538
3,582	TGS Nopec Geophysical Co ASA	79,478
173,665	Yara International ASA	7,347,788

	Total Norway	30,367,015

	Portugal — 0.4%
1,655,575	EDP-Energias de Portugal SA	6,796,062

	Singapore — 0.2%
24,520	Ezion Holdings Ltd	24,922
836,000	Ezra Holdings Ltd	426,210
8,917,000	Golden Agri-Resources Ltd	3,146,012
111,000	Noble Group Ltd	104,277
272,000	Yangzijiang Shipbuilding Holdings Ltd	255,821

	Total Singapore	3,957,242

	Spain — 6.0%
105,206	ACS Actividades de Construccion y Servicios SA	3,718,262
5,284	Banco Santander SA	47,586
2,724	Distribuidora Internacional de Alimentacion SA	18,923
87,763	Enagas	2,936,201
41,215	Ferrovial SA	844,770
947	Ferrovial SA (b)	19,410
272,148	Gas Natural SDG SA	7,714,553
4,103,860	Iberdrola SA	30,367,860
9,159	Mapfre SA	33,627
8,574	Red Electrica Corp SA	785,450
476,756	Repsol YPF SA	10,710,300
3,347,075	Telefonica SA	53,690,960

	Total Spain	110,887,902

GMO International Large/Mid Cap Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	Sweden — 2.2%
1,365,398	Ericsson LM – Class B	17,159,842
3,417	Industrivarden AB – Class C	60,359
1,874	Investor AB	70,332
636	NCC AB – Class B	19,722
220,772	Sandvik AB	2,312,041
29,820	Skanska AB – Class B	641,587
1,933,478	TeliaSonera AB	13,797,690
614,542	Volvo AB – Class B	6,720,210

	Total Sweden	40,781,783

	Switzerland — 2.2%
639,574	ABB Ltd (Registered)	14,361,902
115,622	Holcim Ltd (Registered)	8,540,576
74,003	Nestle SA (Registered)	5,554,162
5,962	Swisscom AG (Registered)	3,620,411
1,027	Transocean Ltd	21,540
26,037	Zurich Insurance Group AG	8,164,177

	Total Switzerland	40,262,768

	United Kingdom — 14.5%
1,083	Admiral Group Plc	20,979
592,021	AstraZeneca Plc	43,986,207
269,182	Aviva Plc	2,143,627
1,015,524	BAE Systems Plc	7,620,176
244,914	BG Group Plc	3,444,169
6,762,035	BP Plc	44,331,203
100,371	Bunzl Plc	2,799,540
1,471,233	Centrica Plc	6,543,946
13,487	Direct Line Insurance Group Plc	62,052
714,852	Dixons Carphone Plc	4,720,948
225,913	Drax Group Plc	2,151,309
530	easyJet Plc	13,676
353,659	Friends Life Group Ltd	2,040,014
235,913	GlaxoSmithKline Plc	5,480,014
654,663	Home Retail Group Plc	2,048,205
839,871	HSBC Holdings Plc	8,368,024
33,829	Imperial Tobacco Group Plc	1,563,637
4,538	ITV Plc	15,142
481,279	J Sainsbury Plc	1,754,097
426,223	Kingfisher Plc	2,082,128
9,784	Lancashire Holdings Ltd	82,570
3,731	Legal & General Group Plc	14,373
512,511	Marks & Spencer Group Plc	3,905,111
153,710	National Grid Plc	2,234,766
20,809	Next Plc	2,202,827
3,915	Old Mutual Plc	12,244
183,825	Pearson Plc	3,532,727
2,745	Playtech Ltd	27,526
1,275,666	Royal Dutch Shell Plc A Shares (London)	42,502,137
785,164	Royal Dutch Shell Plc B Shares (London)	27,268,262
18,748	RSA Insurance Group Plc *	137,076

	Shares / Par Value	Description	Value ($)
		United Kingdom — continued
	2,920	Sage Group Plc (The)	18,571
	133,339	Scottish & Southern Energy Plc	3,416,763
	640	Spectris Plc	18,857
	477,289	Standard Life Assurance Plc	3,160,477
	168,683	Standard Chartered Plc	2,469,400
	3,247,418	Tesco Plc	9,473,345
	40,365	Thomas Cook Group Plc *	76,727
	5,575	Trinity Mirror Plc *	12,687
	5,194,550	Vodafone Group Plc	19,038,038
	109,345	WH Smith Plc	2,153,364
	2,840	William Hill Plc	14,861
	1,192,814	WM Morrison Supermarkets Plc	3,324,269
	82,889	WPP Plc	1,735,372

		Total United Kingdom	268,021,443

		TOTAL COMMON STOCKS (COST $1,776,396,362)	1,779,160,824

		PREFERRED STOCKS — 2.2%

		Germany — 2.2%
	151,711	Porsche Automobil Holding SE	13,218,869
	122,132	Volkswagen AG	28,151,011

		Total Germany	41,369,880

		TOTAL PREFERRED STOCKS (COST $43,958,350)	41,369,880

		RIGHTS/WARRANTS — 0.1%

		Spain — 0.1%
	3,347,050	Telefonica SA Rights, Expires 12/03/14 *	1,532,622

		TOTAL RIGHTS/WARRANTS (COST $1,385,153)	1,532,622

		MUTUAL FUNDS — 0.9%

		United States — 0.9%
		Affiliated Issuers — 0.9%
	693,760	GMO U.S. Treasury Fund	17,344,000

		TOTAL MUTUAL FUNDS (COST $17,344,000)	17,344,000

		SHORT-TERM INVESTMENTS — 0.3%

		Time Deposits — 0.3%
EUR	9,388	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.11)%, due 12/01/14	11,681
HKD	761,741	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/01/14	98,227

GMO International Large/Mid Cap Equity Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

	Par Value	Description	Value ($)
		Time Deposits — continued
JPY	98,803,600	DnB Nor Bank (Oslo) Time Deposit, 0.01%, due 12/01/14	832,591
NOK	1,128,861	DnB Nor Bank (Oslo) Time Deposit, 0.55%, due 12/01/14	160,469
USD	3,969,813	JPMorgan Chase (New York) Time Deposit, 0.06%, due 12/01/14	3,969,813

		Total Time Deposits	5,072,781

		TOTAL SHORT-TERM INVESTMENTS (COST $5,072,781)	5,072,781

		TOTAL INVESTMENTS — 99.8% (Cost $1,844,156,646)	1,844,480,107
		Other Assets and Liabilities (net) — 0.2%	3,099,959

		TOTAL NET ASSETS — 100.0%	$1,847,580,066

Notes to Schedule of Investments:

REIT - Real Estate Investment Trust

*	Non-income producing security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(b)	Security is restricted as to resale.

Additional information on each restricted security is as follows:

Issuer Description	Acquisition Date	Acquisition Cost	Value as a Percentage of Fund’s Net Assets	Value as of November 30, 2014
Ferrovial SA	11/28/14	$18,811	0.00%	$19,410

Currency Abbreviations:

EUR - Euro

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

USD - United States Dollar

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 97.3%

	Australia — 0.8%
915,203	Arrium Ltd	186,691
112,589	Downer Edi Ltd	411,470
57,521	Echo Entertainment Group Ltd	179,411
79,165	Metcash Ltd	175,807
244,282	Myer Holdings Ltd	336,165
151,099	TABCORP Holdings Ltd	524,879
66,615	Tatts Group Ltd	193,074
40,774	Toll Holdings Ltd	195,335
17,925	WorleyParsons Ltd	169,279

	Total Australia	2,372,111

	Austria — 0.3%
5,928	Flughafen Wien AG	573,855
1,761,602	Immofinanz AG (Entitlement Shares) *	—
11,001	RHI AG	257,759

	Total Austria	831,614

	Belgium — 0.9%
14,373	Delhaize Group	1,050,953
9,375	GIMV NV	437,503
1,741	Tessenderlo Chemie NV *	17
24,181	Umicore SA	983,144

	Total Belgium	2,471,617

	Brazil — 0.5%
22,700	Cia de Saneamento de Minas Gerais-COPASA *	215,951
73,000	Cyrela Brazil Realty SA Empreendimentos e Participacoes	354,348
43,200	EDP-Energias Do Brasil SA	170,115
41,000	Even Construtora e Incorporadora SA	92,715
27,800	Light SA	223,172
112,300	MRV Engenharia e Participacoes SA	374,355

	Total Brazil	1,430,656

	Canada — 1.8%
13,500	Baytex Energy Corp	285,484
67,300	Blackberry Ltd *	697,181
22,300	Bonavista Energy Corp	187,539
16,300	DH Corp	512,839
16,100	Dorel Industries Inc – Class B	533,430
8,200	Empire Co Ltd	596,201
14,900	Enerplus Corp	193,300
14,600	Genworth MI Canada Inc	526,999
16,100	Pacific Rubiales Energy Corp	155,525
49,900	Penn West Petroleum Ltd	177,544
57,400	RONA Inc	687,957
50,725	Transcontinental Inc	680,679

	Total Canada	5,234,678

Shares	Description	Value ($)
	China — 1.2%
387,500	Agile Property Holdings Ltd	227,621
119,500	BYD Electronic International Co Ltd	133,427
338,000	China BlueChemical Ltd – Class H	123,554
448,000	China Communications Services Corp Ltd – Class H	218,002
626,000	China Shanshui Cement Group Ltd	238,097
192,000	Digital China Holdings Ltd	178,565
1,692,000	GOME Electrical Appliances Holdings Ltd	250,237
682,000	Huabao International Holdings Ltd	602,400
139,000	Kingboard Chemical Holdings Ltd	259,303
66,000	Shanghai Industrial Holdings Ltd	203,975
197,500	Shenzhen International Holdings Ltd	296,587
1,320,173	Shenzhen Investment Ltd	389,089
330,000	Skyworth Digital Holdings Ltd	183,895

	Total China	3,304,752

	Denmark — 0.8%
9,731	D/S Norden A/S	233,336
22,901	FLSmidth & Co A/S	969,507
36,484	H Lundbeck A/S	816,361
7,120	Jyske Bank A/S (Registered) *	368,981

	Total Denmark	2,388,185

	Finland — 1.8%
14,343	Cargotec Oyj Class B	466,361
32,974	Kesko Oyj – Class B	1,282,553
21,331	Metso Oyj	661,778
43,014	Neste Oil Oyj	1,020,856
20,622	Nokian Renkaat Oyj	581,930
29,367	Tieto Oyj	752,965
40,071	YIT Oyj	273,694

	Total Finland	5,040,137

	France — 8.0%
28,224	Alstom SA *	990,370
12,234	Casino Guichard Perrachon SA	1,179,085
69,046	CGG SA *	673,685
16,981	Eiffage SA	826,811
6,432	Groupe Steria SCA	122,840
23,940	Havas SA	201,015
10,682	Imerys SA	808,545
11,132	IPSOS	314,734
38,341	Lagardere SCA	1,087,472
26,003	M6-Metropole Television	493,359
18,536	Neopost SA	1,315,960
78,460	Peugeot SA *	1,004,352
20,327	Rallye SA	792,161
132,076	Rexel SA	2,448,520
36,095	SCOR SE	1,127,110
6,157	Seb SA	503,265
60,778	Societe Television Francaise 1	968,930

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	France — continued
650,254	Solocal Group *	471,529
72,161	Suez Environnement Co	1,280,895
27,027	Teleperformance	1,888,456
76,485	UbiSoft Entertainment SA *	1,337,321
51,782	Vallourec SA	1,714,139
61,786	Veolia Environnement SA	1,128,789

	Total France	22,679,343

	Germany — 6.8%
4,587	Aareal Bank AG	200,203
10,095	Aurubis AG	555,952
24,331	Axel Springer AG	1,430,936
14,496	Bechtle AG	1,121,083
21,739	Bilfinger SE	1,287,505
20,742	Celesio AG	691,396
7,794	DMG Mori Seiki AG	206,491
48,086	Freenet AG	1,419,824
10,962	Hannover Rueck SE	978,592
92,691	K+S AG (Registered)	2,780,991
52,781	Kloeckner & Co SE *	624,112
15,685	Leoni AG	940,103
4,430	MTU Aero Engines Holding AG	394,968
21,618	ProSiebenSat.1 Media AG (Registered)	920,165
25,375	Rheinmetall AG	1,074,726
26,782	Rhoen-Klinikum AG	779,984
23,025	Salzgitter AG	761,146
6,700	SMA Solar Technology AG *	175,939
39,039	Software AG	1,036,443
16,045	Stada Arzneimittel AG	578,052
56,371	Suedzucker AG	876,439
9,677	Wincor Nixdorf AG	479,142

	Total Germany	19,314,192

	Greece — 0.2%
111,009	Alapis Holding Industrial and Commercial SA *	5,663
65,347	Intralot SA *	96,123
51,022	Motor Oil (Hellas) Corinth Refineries SA	425,490

	Total Greece	527,276

	Hong Kong — 1.5%
254,000	Global Brands Group Holding Ltd *	56,818
190,753	Great Eagle Holdings Ltd	642,034
122,500	Kerry Properties Ltd	439,162
259,000	Kowloon Development Co Ltd	309,635
101,000	Luk Fook Holdings International Ltd	331,170
355,200	Man Wah Holdings Ltd	653,901
696,000	PCCW Ltd	463,368
548,000	Texwinca Holdings Ltd	503,875
796,000	Xinyi Glass Holdings Ltd	427,524

Shares	Description	Value ($)
	Hong Kong — continued
88,500	Yue Yuen Industrial Holdings	317,257

	Total Hong Kong	4,144,744

	Hungary — 0.1%
116,336	Magyar Telekom Telecommunications Plc *	160,118

	India — 0.7%
67,496	Bank of India	311,877
48,772	Canara Bank Ltd	323,381
549,804	Housing Development & Infrastructure Ltd *	740,743
37,349	Indiabulls Housing Finance Ltd	271,056
30,231	Reliance Infrastructure Ltd	295,515

	Total India	1,942,572

	Indonesia — 0.1%
2,047,800	Adaro Energy Tbk PT	180,918
42,939,000	Bakrie & Brothers Tbk PT *	105,553

	Total Indonesia	286,471

	Ireland — 0.1%
9,208	Smurfit Kappa Group Plc	213,417

	Israel — 0.6%
58,276	Africa Israel Investments Ltd *	85,057
342,195	Bezeq Israeli Telecommunication Corp Ltd	605,193
592,757	Israel Discount Bank Ltd – Class A *	967,778

	Total Israel	1,658,028

	Italy — 5.5%
808,107	A2A SPA	843,519
31,460	Ansaldo STS SPA	330,762
48,876	Astaldi SPA	326,483
50,643	Autostrada Torino-Milano SPA	652,362
81,755	Banca Popolare dell’ Emilia Romagna SC *	579,371
285,229	Banca Popolare di Milano Scarl *	208,559
64,905	Banco Popolare Scarl *	894,871
34,093	Buzzi Unicem SPA	510,012
46,995	Cementir SPA	291,642
55,825	Danieli & Co SPA – RSP	965,056
240,051	Finmeccanica SPA *	2,327,607
27,435	Gtech SPA	629,290
165,235	Hera SPA	420,548
459,033	Iren SPA	547,700
115,119	Italcementi SPA-Di RISP	708,161
6,198	Italmobiliare SPA	150,147
427,763	Mediaset SPA *	1,738,154
41,559	Prysmian SPA	747,366
68,045	Recordati SPA	1,189,670
64,038	Societa Iniziative Autostradali e Servizi SPA	645,610
142,319	Unipol Gruppo Finanziario SPA	730,599

	Total Italy	15,437,489

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	Japan — 27.1%
80,100	Accordia Golf Co Ltd	708,395
8,550	Adastria Holdings Co Ltd	165,762
34,800	Alfresa Holdings Corp	400,636
20,400	Alpen Co Ltd	290,168
20,500	Aoyama Trading Co Ltd	444,896
48,600	Asatsu-DK Inc	1,253,463
10,300	Benesse Corp	313,003
68,500	BIC Camera Inc	599,876
56,200	Brother Industries Ltd	1,049,384
53,000	Calsonic Kansei Corp	291,017
27,000	Canon Marketing Japan Inc	489,294
34,400	Century Tokyo Leasing Corp	851,853
31,700	Chiba Kogyo Bank Ltd (The)	233,135
13,600	Cocokara fine Inc	324,616
45,000	Daicel Chemical Industries Ltd	517,745
468,600	Daiei Inc *	536,328
28,400	Daiichikosho Co Ltd	750,714
296,000	Daikyo Inc	511,377
93,700	DCM Holdings Co Ltd	596,210
30,900	Dena Co Ltd	381,244
161,000	Denki Kagaku Kogyo K K	550,034
276,000	DIC Corp	628,374
96,600	Edion Corp	627,777
12,100	Electric Power Development Co Ltd	418,672
10,500	FamilyMart Co Ltd	387,182
11,200	Fuji Media Holdings Inc	144,638
15,000	Fuji Soft Inc	316,098
119,000	Fukuoka Financial Group Inc	649,557
152,000	Furukawa Electric Co Ltd (The)	256,816
105,100	Futaba Industrial Co Ltd	542,038
29,600	Fuyo General Lease Co Ltd	1,058,632
217,000	Godo Steel Ltd	317,976
52,100	Gulliver International Co Ltd	404,664
195,000	Gunze Ltd	507,753
197,100	Hakuhodo DY Holdings Inc	1,916,882
219,000	Hanwa Co Ltd	773,232
11,800	Heiwa Corp	226,094
36,400	Hitachi Chemical Co Ltd	674,308
22,600	Hitachi Construction Machinery Co Ltd	488,232
12,600	Ibiden Co Ltd	187,174
366,000	Ishihara Sangyo Kaisha Ltd *	310,957
56,500	IT Holdings Corp	875,722
46,900	Itochu Enex Co Ltd	301,933
31,000	Iwatani Corp	225,219
24,100	Izumi Co Ltd	755,429
100,000	JACCS Co Ltd	492,584
10,000	Japan Petroleum Exploration Co	307,754
52,000	Japan Steel Works Ltd (The)	185,098
33,700	JSR Corp	602,923
15,600	J Front Retailing Co Ltd	199,803
18,700	K’s Holdings Corp	454,097

Shares	Description	Value ($)
	Japan — continued
13,300	Kaga Electronics Co Ltd	166,338
59,500	Kamei Corp	403,493
100,000	Kaneka Corp	530,056
598,000	Kanematsu Corp	890,970
371,000	Kawasaki Kisen Kaisha Ltd	973,493
141	Kenedix Office Investment Corp (REIT)	777,389
25,700	Kewpie Corp	419,961
544,000	Kobe Steel Ltd	866,423
68,500	Kohnan Shoji Co Ltd	741,560
12,100	Komeri Co Ltd	261,666
39,700	Konaka Co Ltd	213,381
44,800	Konica Minolta Holdings Inc	522,324
159,000	Krosaki Harima Corp	331,993
180,000	Kurabo Industries Ltd	280,105
71,100	Kuraray Co Ltd	866,751
19,600	Kurita Water Industries Ltd	406,571
159	Leopalace21 Corp *	899
31,200	Maruha Nichiro Corp	438,496
38,800	Medipal Holdings Corp	432,026
10,700	Miraca Holdings Inc	406,343
52,900	Misawa Homes Co Ltd	477,156
215,000	Mitsubishi Steel Manufacturing Co Ltd	449,123
31,200	Mitsubishi UFJ Lease & Finance Co Ltd	147,227
283,000	Mitsui Chemicals Inc	792,732
462,000	Mitsui Engineering & Shipbuilding Co Ltd	882,948
180,000	Mitsui Mining & Smelting Co Ltd	462,472
339,000	Mitsui OSK Lines Ltd	1,075,021
171,000	Morinaga Milk Industry Co Ltd	569,759
21,800	Namura Shipbuilding Co Ltd	254,473
53,700	NHK Spring Co Ltd	465,428
102,000	Nichias Corp	572,293
357,400	Nippon Coke & Engineering Co Ltd	339,740
538,100	Nippon Light Metal Co Ltd	811,014
25,600	Nippon Paper Industries Co Ltd	373,980
17,000	Nippon Shokubai Co Ltd	212,116
82,000	Nippon Soda Co Ltd	427,083
66,000	Nippon Steel & Sumikin Texeng	289,341
32,000	Nippon Synthetic Chemical Industry Co Ltd	203,086
163,000	Nippon Electric Glass Co Ltd	745,934
53,000	Nippon Express Co Ltd	255,039
116,000	Nippon Flour Mills Co Ltd	519,912
367,000	Nippon Yusen Kabushiki Kaisha	1,036,422
58,900	Nipro Corp	503,906
54,500	Nissan Shatai Co Ltd	687,771
44,800	Nissan Chemical Industries Ltd	828,850
40,800	Nisshin Steel Co Ltd	383,078
51,600	Nisshin Seifun Group Inc	511,577
18,300	NOK Corp	456,720
129	Nomura Real Estate Master Fund Inc	167,290
274,000	NS United Kaiun Kaisha Ltd	769,077
58,000	NTN Corp	270,186

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	Japan — continued
112,000	OJI Paper Co Ltd	392,577
13,400	Okinawa Electric Power Co	421,749
213,300	Orient Corp *	382,905
1,000	Osaka Steel Co Ltd	17,438
9,300	Pigeon Corp	572,872
83,000	Press Kogyo Co Ltd	298,161
8,900	Round One Corp	51,126
186,000	Ryobi Ltd	490,353
5,500	Sankyo Co Ltd	176,913
51,000	Sankyu Inc	199,204
82,000	Seino Holdings Co Ltd	772,100
6,400	Shimamura Co Ltd	535,502
90,000	ShinMaywa Industries Ltd	832,850
34,000	Showa Corp	335,999
518,000	Showa Denko KK	716,322
50,200	Showa Shell Sekiyu KK	418,829
52,300	Sodick Co Ltd	502,694
718,700	Sojitz Corp	1,030,256
117,000	Sumitomo Chemical Co Ltd	442,911
220,000	Sumitomo Heavy Industries Ltd	1,210,938
42,500	Sumitomo Rubber Industries	647,894
11,000	Suzuken Co Ltd	281,815
270,400	Takara Leben Co Ltd	1,186,801
54,000	Takashimaya Co Ltd	452,279
10,800	Takata Corp	116,900
11,200	TDK Corp	675,403
98,000	Teijin Ltd	265,499
24,100	Toho Holdings Co Ltd	310,664
201,000	Tokuyama Corp	440,408
63,000	Toppan Printing Co Ltd	406,014
170,000	Topy Industries Ltd	310,883
74,000	Toshiba TEC Corp	524,342
273,000	Tosoh Corp	1,256,418
59,600	Toyo Tire & Rubber Co Ltd	1,222,163
21,700	Toyoda Gosei Co Ltd	424,559
5,800	Toyo Suisan Kaisha Ltd	196,475
20,900	TS Tech Co Ltd	493,880
25,600	Tsumura & Co	575,574
3,600	Tsuruha Holdings Inc	203,013
48,200	T–Gaia Corp	468,174
476,000	Ube Industries Ltd	681,300
102,300	UNY Co Ltd	515,705
19,400	Xebio Co Ltd	313,234
492,200	Yamada Denki Co Ltd	1,620,218
49,000	Yokohama Rubber Co Ltd (The)	450,930
18,000	Zenkoku Hosho Co Ltd	539,565

	Total Japan	76,749,569

	Netherlands — 3.7%
23,021	Aalberts Industries NV	646,395
9,260	Arcadis NV	289,356

Shares	Description	Value ($)
	Netherlands — continued
21,678	ASM International NV	909,195
17,780	Boskalis Westminster	998,399
9,132	Corio NV (REIT)	462,446
90,438	Delta Lloyd NV	2,079,824
19,704	Fugro NV	451,507
16,274	Koninklijke Ten Cate NV	384,403
157,884	Koninklijke BAM Groep NV	447,923
20,957	Nutreco NV	1,199,546
216,510	PostNL NV *	839,407
195,126	SNS REAAL NV * (a)	—
61,475	TomTom NV *	431,444
2,496	Wereldhave NV (REIT)	195,997
39,270	Wolters Kluwer NV	1,151,223

	Total Netherlands	10,487,065

	New Zealand — 0.2%
143,978	Fisher & Paykel Healthcare Corp Ltd	618,157

	Norway — 1.1%
70,212	Akastor ASA	210,744
18,023	Fred Olsen Energy ASA	187,082
102,904	Petroleum Geo-Services ASA	501,589
142,707	Storebrand ASA *	662,514
36,582	Subsea 7 SA	363,638
57,555	TGS Nopec Geophysical Co ASA	1,277,046

	Total Norway	3,202,613

	Philippines — 0.1%
1,255,300	Lopez Holding Corp	192,454

	Poland — 0.1%
17,131	Asseco Poland SA	274,241
12,220	Grupa Lotos SA *	98,353

	Total Poland	372,594

	Portugal — 0.4%
73,679	Portucel Empresa Produtora de Pasta e Papel SA	255,718
610,456	Sonae	832,988

	Total Portugal	1,088,706

	Russia — 0.5%
43,693	Severstal OAO GDR (Registered Shares)	400,447
36,832	Tatneft Sponsored ADR	1,126,748

	Total Russia	1,527,195

	Singapore — 0.6%
287,000	Ho Bee Land Ltd	437,157
40,800	Hong Leong Asia Ltd	42,704
690,000	Swiber Holdings Ltd	166,873
667,000	Vard Holdings Ltd *	319,572

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	Singapore — continued
400,676	Wing Tai Holdings Ltd	528,669
181,000	Yangzijiang Shipbuilding Holdings Ltd	170,234

	Total Singapore	1,665,209

	South Africa — 0.6%
91,917	Aveng Ltd *	139,764
20,302	Barloworld Ltd	190,758
102,191	Gold Fields Ltd	425,593
28,527	Lewis Group Ltd	201,444
121,584	Telkom South Africa Ltd *	754,725

	Total South Africa	1,712,284

	South Korea — 1.4%
10,743	BS Financial Group Inc	152,224
6,997	Daelim Industrial Co Ltd	424,915
40	Dongwon Industries Co Ltd	11,291
5,582	GS Engineering & Construction Corp *	134,680
11,000	Hanwha Chem Corp	125,018
12,840	Hanwha Corp	343,864
1,588	Hyundai Department Store Co Ltd	183,898
5,280	LF Corp	152,264
8,702	LG International Corp	223,929
6,598	LIG Insurance Co Ltd	155,452
4,284	LS Corp	233,682
318	Namyang Dairy Products Co Ltd	187,365
2,759	SeAH Steel Corp	215,237
1,215	Shinsegae Co Ltd	216,122
4,432	SK Gas Co Ltd	433,926
47,208	SK Networks Co Ltd *	400,581
281	Taekwang Industrial Co Ltd	301,515

	Total South Korea	3,895,963

	Spain — 2.2%
14,471	Acciona SA *	1,070,852
13,414	Acerinox SA	204,260
27,207	ACS Actividades de Construccion y Servicios SA	961,568
4,928	Bolsas y Mercados Espanoles	202,950
11,457	Corp Financiera Alba SA	582,866
32,652	Ebro Puleva SA	592,570
32,192	Enagas	1,077,016
73,077	Indra Sistemas SA	752,698
28,991	Mediaset Espana Comunicacion SA *	356,456
20,096	Obrascon Huarte Lain SA	546,672

	Total Spain	6,347,908

	Sweden — 4.3%
115,569	ASecuritas AB – Class B	1,397,764
6,304	Axfood AB	372,902
16,885	BillerudKorsnas AB	249,024
23,241	Getinge AB – Class B	538,310

Shares	Description	Value ($)
	Sweden — continued
25,610	Holmen AB – Class B	863,546
152,038	Husqvarna AB – Class B	1,119,168
20,864	Intrum Justitia AB	625,424
12,382	JM AB	394,153
64,535	Meda AB	925,631
18,127	Modern Times Group AB – Class B	576,074
26,433	NCC AB – Class B	819,681
89,002	Peab AB	607,977
31,068	SAAB AB – Class B	867,624
104,603	SSAB Svenskt Stal AB Series A *	740,587
154,044	Tele2 AB – B Shares	1,994,662

	Total Sweden	12,092,527

	Switzerland — 1.5%
7,507	Baloise Holding Ltd	979,544
682	Fischer (George) AG (Registered)	417,844
1,157	Helvetia Patria Holding (Registered)	568,971
10,109	Sulzer AG	1,130,688
4,937	Swiss Life Holding AG (Registered)	1,130,787

	Total Switzerland	4,227,834

	Taiwan — 1.2%
542,000	Acer Inc *	343,243
182,000	AmTRAN Technology Co Ltd	98,087
110,250	Coretronic Corp	154,933
252,530	Kenda Rubber Industrial Co Ltd	511,985
190,000	Micro-Star International Co Ltd	206,170
204,000	Powertech Technology Inc	340,786
430,000	ProMOS Technologies Inc * (a) (b)	—
44,000	Simplo Technology Co Ltd	225,421
102,000	Synnex Technology International Corp	148,171
77,000	Tripod Technology Corp	152,330
425,000	Unimicron Technology Corp	312,300
853,000	Wistron Corp	777,968
129,000	WPG Holdings Co Ltd	149,802

	Total Taiwan	3,421,196

	Thailand — 0.1%
218,500	Banpu Pcl (Foreign Registered)	181,326
5,100	Electricity Generating Pcl (Foreign Registered)	26,491

	Total Thailand	207,817

	Turkey — 0.4%
1,057,230	Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS – Class D *	1,013,363
91,548	Turkiye Sise ve Cam Fabrikalari AS	145,389

	Total Turkey	1,158,752

	United Kingdom — 20.1%
201,191	3i Group Plc	1,394,996
26,628	Admiral Group Plc	515,820

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	United Kingdom — continued
168,025	Afren Plc *	135,934
46,276	Amec Foster Wheeler Plc	674,795
129,268	Amlin Plc	898,693
72,792	Ashmore Group Plc	350,071
40,534	Atkins WS Plc	884,056
391,756	Balfour Beatty Plc	1,120,260
151,646	Beazley Plc	642,978
6,981	Bellway Plc	205,236
5,343	Berkeley Group Holdings Plc (Unit Shares)	214,119
44,203	Britvic Plc	457,790
151,641	Cairn Energy Plc *	383,148
75,554	Cape Plc	298,285
178,274	Carillion Plc	967,958
100,021	Catlin Group Ltd	861,881
320,435	Centamin Plc	228,245
17,707	Close Brothers Group Plc	419,186
226,179	Cobham Plc	1,065,307
5,456	Croda International Plc	209,252
103,147	Dairy Crest Group Plc	813,337
11,190	DCC Plc	621,988
474,705	Debenhams Plc	534,259
4,058	Derwent London Plc (REIT)	192,618
227,458	Direct Line Insurance Group Plc	1,046,506
85,472	Drax Group Plc	813,927
43,873	DS Smith Plc	197,153
426,400	Enterprise Inns Plc *	722,314
684,558	FirstGroup Plc *	1,206,814
233,717	Friends Life Group Ltd	1,348,151
22,366	Go–Ahead Group Plc	909,339
149,842	Greencore Group Plc	688,490
46,858	Greene King Plc	563,801
188,035	Halfords Group Plc	1,402,990
97,124	Hays Plc	201,261
232,775	Henderson Group Plc	810,163
693,571	Home Retail Group Plc	2,169,934
114,149	ICAP Plc	742,834
161,370	Inchcape Plc	1,810,441
24,695	Informa Plc	185,808
202,373	Intermediate Capital Group Plc	1,452,313
76,500	Interserve Plc	694,167
71,083	John Wood Group Plc	655,839
39,259	Johnston Press Plc *	99,962
58,441	Jupiter Fund Management Plc	331,006
107,683	KAZ Minerals Plc *	397,021
19,001	Keller Group Plc	251,430
217,241	Ladbrokes Plc	377,352
47,364	Lancashire Holdings Ltd	399,717
65,574	LG Group Holdings Plc	694,043
1,081,862	Man Group Plc	2,417,630
419,358	Marston’s Plc	948,644
69,250	Meggitt Plc	544,048
85,165	Micro Focus International Plc	1,519,790

Shares	Description	Value ($)
	United Kingdom — continued
105,217	Mitie Group Plc	460,236
275,203	National Express Group Plc	1,139,235
130,504	Pace Plc	732,440
46,329	Paragon Group of Cos Plc (The)	303,248
33,228	Persimmon Plc	794,423
28,142	Petrofac Ltd	362,266
62,240	Phoenix Group Holdings	779,689
56,941	Playtech Ltd	570,979
578,137	Premier Foods Plc *	333,990
106,410	Premier Oil Plc	310,771
20,801	Provident Financial Plc	743,208
109,493	Rexam Plc	773,761
4,711	Rotork Plc	161,922
170,997	RSA Insurance Group Plc *	1,250,245
104,600	Segro Plc (REIT)	641,010
184,013	Serco Group Plc	504,207
165,800	SIG Plc	422,405
6,199	Spectris Plc	182,646
456,078	Spirit Pub Co Plc	749,909
79,566	Stagecoach Group Plc	503,434
40,732	TalkTalk Telecom Group Plc	198,768
19,929	Tate & Lyle Plc	188,219
259,832	Thomas Cook Group Plc *	493,897
260,544	Trinity Mirror Plc *	592,934
32,637	TUI AG	557,048
166,842	Tullett Prebon Plc	657,324
113,383	Vesuvius Plc	737,668
70,854	WH Smith Plc	1,395,349
151,386	William Hill Plc	792,145

	Total United Kingdom	57,026,476

	TOTAL COMMON STOCKS (COST $281,499,530)	275,431,719

	PREFERRED STOCKS — 1.5%

	Brazil — 0.8%
21,500	AES Tiete SA	160,610
43,300	Banco do Estado do Rio Grande do Sul SA – Class B	252,725
40,800	Bradespar SA	239,883
25,000	Companhia Energetica de Sao Paulo – Class B	252,159
21,800	Companhia Paranaense de Energia – Class B	300,033
127,300	Eletropaulo Metropolitana SA	460,093
81,300	Metalurgica Gerdau SA	411,754
41,000	Usinas Siderrurgicas de Minas Gerais SA *	83,124

	Total Brazil	2,160,381

	Germany — 0.5%
3,928	Biotest AG	417,468
2,368	Draegerwerk AG & Co	245,340

GMO International Small Companies Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

	Shares / Par Value	Description	Value ($)
		Germany — continued
	14,813	Jungheinrich AG	888,832

		Total Germany	1,551,640

		Italy — 0.2%
	91,441	Unipol Gruppo Finanziario SPA	432,210

		TOTAL PREFERRED STOCKS (COST $4,526,651)	4,144,231

		RIGHTS/WARRANTS — 0.0%

		Malaysia — 0.0%
	11,833	Coastal Contracts Warrants, Expires 07/18/16 *	3,149

		Sweden — 0.0%
	64,535	Meda AB Rights, Expires 12/04/14 *	39,992

		TOTAL RIGHTS/WARRANTS (COST $35,283)	43,141

		MUTUAL FUNDS — 0.7%

		United States — 0.7%
		Affiliated Issuers
	81,848	GMO U.S. Treasury Fund	2,046,207

		TOTAL MUTUAL FUNDS (COST $2,046,207)	2,046,207

		SHORT-TERM INVESTMENTS — 0.3%

		Time Deposits — 0.3%
CAD	10,176	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.21%, due 12/01/14	8,896
EUR	7,954	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.11)%, due 12/01/14	9,898
GBP	10,625	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.09%, due 12/01/14	16,618
HKD	13,200	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/01/14	1,702
SEK	282,783	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/01/14	37,931
JPY	7,375,480	DnB Nor Bank (Oslo) Time Deposit, 0.01%, due 12/01/14	62,151

	Par Value	Description	Value ($)
		Time Deposits — continued
USD	745,799	JPMorgan Chase (New York) Time Deposit, 0.06%, due 12/01/14	745,799

		Total Time Deposits	882,995

		TOTAL SHORT-TERM INVESTMENTS (COST $882,995)	882,995

		TOTAL INVESTMENTS — 99.8% (Cost $288,990,666)	282,548,293
		Other Assets and Liabilities (net) — 0.2%	643,959

		TOTAL NET ASSETS — 100.0%	$283,192,252

Notes to Schedule of Investments:

ADR - American Depositary Receipt

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

REIT - Real Estate Investment Trust

*	Non-income producing security.

(a)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(b)	Bankrupt issuer.

Currency Abbreviations:

CAD - Canadian Dollar

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

SEK - Swedish Krona

USD - United States Dollar

GMO Quality Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 98.4%

	Capital Goods — 6.8%
1,536,489	3M Co.	245,976,524
1,386,916	Danaher Corp.	115,890,701
324,800	Dover Corp.	25,006,352
1,750,831	Emerson Electric Co.	111,615,476
221,300	Honeywell International, Inc.	21,924,191
996,620	Illinois Tool Works, Inc.	94,609,137
279,800	Precision Castparts Corp.	66,564,420
326,571	Rockwell Automation, Inc.	37,689,559
200	United Technologies Corp.	22,016
148,700	WW Grainger, Inc.	36,532,616

	Total Capital Goods	755,830,992

	Consumer Durables & Apparel — 2.7%
243,800	Coach, Inc.	9,049,856
297,754	LVMH Moet Hennessy Louis Vuitton SA	53,550,685
857,100	Mattel, Inc.	27,041,505
1,438,241	Nike, Inc. – Class B	142,802,949
48,100	Ralph Lauren Corp.	8,893,690
814,700	VF Corp.	61,240,999

	Total Consumer Durables & Apparel	302,579,684

	Consumer Services — 1.7%
2,064,338	Compass Group Plc	35,157,353
1,600,500	McDonald’s Corp.	154,944,405

	Total Consumer Services	190,101,758

	Energy — 1.5%
1,512,970	Chevron Corp.	164,717,044

	Food & Staples Retailing — 3.3%
665,900	Costco Wholesale Corp.	94,637,708
1,065,709	Sysco Corp.	42,905,444
2,585,100	Wal-Mart Stores, Inc.	226,299,654

	Total Food & Staples Retailing	363,842,806

	Food, Beverage & Tobacco — 14.2%
1,949,419	British American Tobacco Plc	115,411,168
9,234,100	Coca-Cola Co. (The)	413,964,703
438,200	General Mills, Inc.	23,115,050
3,529,044	Nestle SA (Registered)	264,865,947
1,005,111	PepsiCo, Inc.	100,611,611
6,411,830	Philip Morris International, Inc.	557,380,382
438,700	Reynolds American, Inc.	28,914,717
922,444	Unilever NV	37,575,665
1,184,494	Unilever Plc	49,994,730

	Total Food, Beverage & Tobacco	1,591,833,973

	Health Care Equipment & Services — 14.0%
2,666,405	Abbott Laboratories	118,681,687
186,800	Anthem, Inc.	23,893,588

Shares	Description	Value ($)
	Health Care Equipment & Services — continued
762,800	Baxter International, Inc.	55,684,400
487,700	Becton, Dickinson and Co.	68,438,941
2,415,147	Covidien Plc	243,929,847
41,600	CR Bard, Inc.	6,961,760
7,028,672	Express Scripts Holding Co. *	584,434,077
862	Halyard Health, Inc. *	33,799
427,400	Humana, Inc.	58,968,378
60,700	Intuitive Surgical, Inc. *	31,428,639
100	McKesson Corp.	21,076
826,000	Stryker Corp.	76,743,660
636,300	St Jude Medical, Inc.	43,242,948
2,081,805	UnitedHealth Group, Inc.	205,328,427
379,667	Zimmer Holdings, Inc.	42,632,807

	Total Health Care Equipment & Services	1,560,424,034

	Household & Personal Products — 6.1%
337,953	Church & Dwight Co., Inc.	25,924,375
2,148,400	Colgate-Palmolive Co.	149,507,156
283,600	Estee Lauder Cos., Inc. (The) – Class A	21,026,104
187,300	Kimberly-Clark Corp.	21,837,307
4,462,700	Procter & Gamble Co. (The)	403,561,961
788,663	Reckitt Benckiser Group Plc	64,686,645

	Total Household & Personal Products	686,543,548

	Materials — 1.1%
1,037,500	Monsanto Co.	124,406,625

	Pharmaceuticals, Biotechnology & Life Sciences — 9.0%
296,600	Allergan, Inc.	63,439,774
308,013	Amgen, Inc.	50,917,629
3,323,122	AstraZeneca Plc	246,902,664
234,100	Biogen Idec, Inc. *	72,030,229
359,100	Bristol-Myers Squibb Co.	21,204,855
647,500	Eli Lilly & Co.	44,107,700
4,213,100	Johnson & Johnson	456,068,075
564,987	Novartis AG (Registered)	54,663,923

	Total Pharmaceuticals, Biotechnology & Life Sciences	1,009,334,849

	Retailing — 1.2%
794,600	Bed Bath & Beyond, Inc. *	58,299,802
346,000	Genuine Parts Co.	35,561,880
88,200	Ross Stores, Inc.	8,068,536
534,178	TJX Cos, Inc. (The)	35,341,216

	Total Retailing	137,271,434

	Semiconductors & Semiconductor Equipment — 0.7%
759,165	Analog Devices, Inc.	41,480,776
180,100	Linear Technology Corp.	8,290,003
631,600	Xilinx, Inc.	28,699,904

	Total Semiconductors & Semiconductor Equipment	78,470,683

GMO Quality Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	Software & Services — 21.5%
1,470,500	Accenture Plc – Class A	126,948,265
486,300	Citrix Systems, Inc. *	32,246,553
1,459,900	Cognizant Technology Solutions Corp. – Class A *	78,820,001
1,417,023	eBay, Inc. *	77,766,222
702,817	Google, Inc. – Class A *	385,902,759
168,400	Google, Inc. – Class C *	91,244,172
1,524,270	International Business Machines Corp.	247,190,866
572,000	Intuit, Inc.	53,693,640
893,900	Mastercard, Inc. – Class A	78,028,531
11,317,700	Microsoft Corp.	541,099,237
13,512,900	Oracle Corp.	573,082,089
674,800	Paychex, Inc.	31,992,268
1,889,900	Teradata Corp. *	85,310,086

	Total Software & Services	2,403,324,689

	Technology Hardware & Equipment — 13.5%
517,800	Amphenol Corp. – Class A	27,769,614
4,948,126	Apple, Inc.	588,480,625
11,261,137	Cisco Systems, Inc.	311,257,827
3,979,400	EMC Corp.	120,774,790
57,400	F5 Networks, Inc. *	7,415,506
3,957,489	Qualcomm, Inc.	288,500,948
145,759	Samsung Electronics Co., Ltd.	168,872,946

	Total Technology Hardware & Equipment	1,513,072,256

	Telecommunication Services — 1.1%
823,100	KDDI Corp.	52,730,581
4,550,299	NTT Docomo, Inc.	71,035,705

	Total Telecommunication Services	123,766,286

	TOTAL COMMON STOCKS (COST $9,037,106,878)	11,005,520,661

	PREFERRED STOCKS — 0.2%

	Technology Hardware & Equipment — 0.2%
26,481	Samsung Electronics Co., Ltd.	25,137,656

	TOTAL PREFERRED STOCKS (COST $23,658,066)	25,137,656

	MUTUAL FUNDS — 1.5%

	Affiliated Issuers — 1.5%
6,602,440	GMO U.S. Treasury Fund	165,061,000

	TOTAL MUTUAL FUNDS (COST $165,061,000)	165,061,000

Shares	Description	Value ($)
	SHORT-TERM INVESTMENTS — 0.2%

	Money Market Funds — 0.2%
20,214,820	State Street Institutional Treasury Money Market Fund-Premier Class, 0.00% (a)	20,214,820

	TOTAL SHORT-TERM INVESTMENTS (COST $20,214,820)	20,214,820

	TOTAL INVESTMENTS — 100.3% (Cost $9,246,040,764)	11,215,934,137
	Other Assets and Liabilities (net) — (0.3%)	(31,629,850)

	TOTAL NET ASSETS — 100.0%	$11,184,304,287

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	The rate disclosed is the 7 day net yield as of November 30, 2014. Note: Yield rounds to 0.00%.

Country Summary*	% of Investments
United States	88.8%
United Kingdom	4.6
Switzerland	2.9
South Korea	1.8
Japan	1.1
France	0.5
Netherlands	0.3

100.0%

*	The table above shows country exposure in the Fund. The table excludes short-term investments. The table excludes exposure through forward currency contracts and includes exposure through other derivative financial instruments, if any. The table takes into account the market value of securities and options and the notional amounts of swap contracts and other derivative financial instruments, if any.

GMO Resources Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 92.6%

	Australia — 0.3%
10,914	Origin Energy Ltd	113,623
7,801	Woodside Petroleum Ltd	237,181

	Total Australia	350,804

	Austria — 1.1%
38,562	OMV AG	1,116,306
12,862	Verbund AG	255,117

	Total Austria	1,371,423

	Brazil — 1.4%
9,000	Cosan SA Industria e Comercio	111,936
6,100	QGEP Participacoes SA	19,027
1,800	Sao Martinho SA	28,072
20,600	Tractebel Energia SA	278,458
137,700	Vale SA	1,250,915

	Total Brazil	1,688,408

	Canada — 0.3%
14,400	Pacific Rubiales Energy Corp	139,103
14,200	Total Energy Services Inc	220,715

	Total Canada	359,818

	Chile — 0.3%
211,130	Empresa Nacional de Electricidad SA	322,223
2,183	Sociedad Quimica y Minera de Chile SA	54,963

	Total Chile	377,186

	China — 6.0%
2,298,000	Asian Citrus Holdings Ltd *	325,677
119,000	China Longyuan Power Group Corp – Class H	127,666
204,000	China Oilfield Services Ltd – Class H	357,833
4,095,000	CNOOC Ltd	5,917,478
74,000	First Tractor Co Ltd – Class H	57,469
262,000	Honghua Group Ltd	41,507
660,000	Minmetals Resources Ltd	228,326
2,516,000	Sinofert Holdings Ltd *	436,874

	Total China	7,492,830

	Colombia — 0.5%
601,664	Ecopetrol SA	621,475

	Czech Republic — 0.9%
39,128	CEZ AS	1,089,275

	Denmark — 0.2%
6,780	FLSmidth & Co A/S	287,029

	France — 6.3%
19,246	CGG SA *	187,784
35,604	Electricite de France	1,066,452

Shares	Description	Value ($)
	France — continued
5,134	Technip SA	333,945
111,639	Total SA	6,233,964

	Total France	7,822,145

	Germany — 0.6%
24,569	K+S AG (Registered)	737,139

	Hungary — 0.4%
9,772	MOL Hungarian Oil and Gas Plc	471,868

	India — 0.3%
31,660	Cairn India Ltd	132,571
48,901	Oil & Natural Gas Corp Ltd	298,456

	Total India	431,027

	Indonesia — 0.1%
34,600	Astra Agro Lestari Tbk PT	68,059
289,600	Medco Energi Internasional Tbk PT	88,811

	Total Indonesia	156,870

	Italy — 5.2%
275,771	ENI SPA	5,493,987
47,169	Saipem SPA *	675,455
16,648	Tenaris SA	274,580

	Total Italy	6,444,022

	Japan — 15.9%
2,400	Asahi Holdings Inc	34,965
177,000	Inpex Corp	1,875,433
275,600	Itochu Corp	3,169,617
1,200	Japan Petroleum Exploration Co	36,930
2,700	Kurita Water Industries Ltd	56,007
306,500	Marubeni Corp	1,932,282
261,400	Mitsubishi Corp	4,941,859
317,000	Mitsui & Co Ltd	4,373,539
42,000	Nittetsu Mining Co Ltd	153,206
18,000	Shinko Plantech Co Ltd	123,271
217,000	Sumitomo Corp	2,315,825
52,000	Sumitomo Metal Mining Co Ltd	796,276

	Total Japan	19,809,210

	Malaysia — 1.1%
37,900	Bumi Armada Bhd *	12,860
146,900	IOI Corp Berhad	209,308
341,200	KNM Group Berhad *	56,463
18,300	Kuala Lumpur Kepong Bhd	121,680
42,300	SapuraKencana Petroleum Bhd	35,003
340,300	Sime Darby Bhd	973,596

	Total Malaysia	1,408,910

GMO Resources Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	Netherlands — 0.2%
9,002	Fugro NV	206,276

	Norway — 8.0%
19,427	Akastor ASA	58,311
105,914	Austevoll Seafood ASA	633,541
115,398	BW Offshore Ltd	120,167
9,347	Fred Olsen Energy ASA	97,023
32,460	Petroleum Geo-Services ASA	158,221
24,596	ProSafe SE	80,656
34,114	Salmar ASA	584,160
268,859	Statoil ASA	5,075,694
46,418	Subsea 7 SA	461,411
24,028	TGS Nopec Geophysical Co ASA	533,140
52,640	Yara International ASA	2,227,205

	Total Norway	10,029,529

	Philippines — 0.1%
567,100	Energy Development Corp	101,295

	Poland — 0.6%
16,393	KGHM Polska Miedz SA	597,657
78,637	Polskie Gornictwo Naftowe i Gazownictwo SA	113,729

	Total Poland	711,386

	Russia — 10.9%
985,647	Gazprom OAO Sponsored ADR	5,760,362
138,641	Lukoil OAO Sponsored ADR	6,453,454
113,012	Rosneft OJSC GDR (Registered)	535,190
22,769	Tatneft Sponsored ADR	696,539
7,687	Uralkali OJSC Sponsored GDR (Registered Shares)	102,405

	Total Russia	13,547,950

	Singapore — 0.1%
252,000	Indofood Agri Resources Ltd	145,918
145,000	Swiber Holdings Ltd	35,068

	Total Singapore	180,986

	South Africa — 3.5%
6,489	African Rainbow Minerals Ltd	78,199
5,240	Anglo American Platinum Ltd *	175,797
1,246	Assore Ltd	20,270
15,485	Northam Platinum Ltd *	48,352
91,901	Sasol Ltd	3,825,876
14,278	Tongaat Hulett Ltd	223,441

	Total South Africa	4,371,935

	South Korea — 0.1%
371	Korea Zinc Co Ltd	142,800

Shares	Description	Value ($)
	Spain — 5.7%
8,951	Endesa SA	173,014
505,974	Iberdrola SA	3,744,121
139,238	Repsol YPF SA	3,127,975

	Total Spain	7,045,110

	Sweden — 0.6%
68,694	Sandvik AB	719,400

	Taiwan — 0.2%
372,000	Sinon Corp	189,181

	Thailand — 1.5%
22,264	PTT Exploration & Production Pcl (Foreign Registered)	91,861
155,394	PTT Pcl (Foreign Registered)	1,811,139

	Total Thailand	1,903,000

	Turkey — 0.2%
132,017	Gubre Fabrikalari TAS	307,962

	United Kingdom — 10.7%
7,973	Amec Foster Wheeler Plc	116,262
37,202	BG Group Plc	523,163
936,161	BP Plc	6,137,375
39,860	Cairn Energy Plc *	100,714
73,908	Enquest Plc *	57,221
76,220	Glencore Plc	381,174
7,794	Petrofac Ltd	100,331
37,752	Premier Oil Plc	110,255
113,758	Royal Dutch Shell Plc A Shares (London)	3,790,144
58,507	Royal Dutch Shell Plc B Shares (London)	2,031,912

	Total United Kingdom	13,348,551

	United States — 9.3%
51,800	Chevron Corp.	5,639,466
13,200	ConocoPhillips	872,124
10,100	Exxon Mobil Corp.	914,454
9,800	Marathon Oil Corp.	283,416
28,300	Monsanto Co.	3,393,453
2,600	Murphy Oil Corp.	125,892
5,700	Oceaneering International, Inc.	357,447

	Total United States	11,586,252

	TOTAL COMMON STOCKS (COST $132,766,390)	115,311,052

	PREFERRED STOCKS — 1.7%

	Brazil — 1.7%
20,700	AES Tiete SA	154,634
38,800	Companhia Energetica de Sao Paulo – Class B	391,351

GMO Resources Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

	Shares / Par Value	Description	Value ($)
		Brazil — continued
	204,687	Vale SA	1,596,093

		Total Brazil	2,142,078

		TOTAL PREFERRED STOCKS (COST $3,137,975)	2,142,078

		MUTUAL FUNDS — 4.9%

		United States — 4.9%
		Affiliated Issuers
	247,280	GMO U.S. Treasury Fund	6,182,000

		TOTAL MUTUAL FUNDS (COST $6,182,000)	6,182,000

		SHORT-TERM INVESTMENTS — 0.2%

		Time Deposits — 0.2%
JPY	197,100	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/01/14	1,661
NOK	439,696	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.55%, due 12/01/14	62,503
USD	156,510	Skandinaviska Enskilda Banken, AB (Stockholm) Time Deposit, 0.06%, due 12/01/14	156,510

		Total Time Deposits	220,674

		TOTAL SHORT-TERM INVESTMENTS (COST $220,674)	220,674

		TOTAL INVESTMENTS — 99.4% (Cost $142,307,039)	123,855,804
		Other Assets and Liabilities (net) — 0.6%	705,857

		TOTAL NET ASSETS — 100.0%	$124,561,661

Notes to Schedule of Investments:

ADR - American Depositary Receipt

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

OJSC - Open Joint-Stock Company

*	Non-income producing security.

Currency Abbreviations:

JPY - Japanese Yen

NOK - Norwegian Krone

USD - United States Dollar

GMO Risk Premium Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 101.3%

	U.S. Government — 96.6%
32,000,000	U.S. Treasury Bill, 0.02%, due 12/11/14 (a)	31,999,808
29,290,000	U.S. Treasury Bill, 0.04%, due 12/26/14 (a)	29,289,122
88,570,000	U.S. Treasury Bill, 0.05%, due 04/09/15 (a) (b)	88,554,943
282,000,000	U.S. Treasury Bill, 0.05%, due 04/16/15 (a) (b)	281,946,702

	Total U.S. Government	431,790,575

Shares	Description	Value ($)
	Money Market Funds — 4.7%
20,768,853	State Street Institutional Treasury Money Market Fund-Premier Class, 0.00% (c)	20,768,853

	TOTAL SHORT-TERM INVESTMENTS (COST $452,570,902)	452,559,428

	TOTAL INVESTMENTS — 101.3% (Cost $452,570,902)	452,559,428
	Other Assets and Liabilities (net) — (1.3%)	(5,739,066)

	TOTAL NET ASSETS — 100.0%	$446,820,362

A summary of outstanding financial instruments at November 30, 2014 is as follows:

Written Options

Index Options

Number of Contracts		Expiration Date	Descriptions	Premiums	Market Value
Put	5,572	12/19/2014	Euro STOXX 50, Strike 3,225	$4,250,852	$(3,001,003)
Put	5,684	12/19/2014	Euro STOXX 50, Strike 3,200	4,554,754	(2,418,831)

				$8,805,606	$(5,419,834)

As of November 30, 2014, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

(a)	The rate shown represents yield-to-maturity.

(b)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

(c)	The rate disclosed is the 7 day net yield as of November 30, 2014. Note: Yield rounds to 0.00%.

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 93.4%

	Australia — 0.5%
127,122	BlueScope Steel Ltd *	534,524
17,103	CSL Ltd	1,200,120
8,509	Macquarie Group Ltd	422,299

	Total Australia	2,156,943

	Austria — 0.3%
88,088	Immofinanz AG (Entitlement Shares) *	—
23,089	OMV AG	668,388
20,331	Voestalpine AG	844,897

	Total Austria	1,513,285

	Belgium — 1.1%
26,968	Ageas	965,102
31,419	Belgacom SA	1,241,254
25,687	Delhaize Group	1,878,231
16,400	KBC Groep NV *	938,037

	Total Belgium	5,022,624

	Brazil — 0.1%
140,600	Electrobras (Centro)	330,004

	Canada — 0.9%
46,400	Catamaran Corp *	2,363,616
6,500	Magna International Inc – Class A	694,947
33,300	Suncor Energy Inc	1,051,196

	Total Canada	4,109,759

	China — 1.0%
186,500	China Mobile Ltd	2,301,083
810,000	China Petroleum & Chemical Corp – Class H	655,711
654,000	CNOOC Ltd	945,062
362,000	PetroChina Co Ltd – Class H	387,151

	Total China	4,289,007

	Czech Republic — 0.2%
28,615	CEZ AS	796,606

	Denmark — 0.6%
981	AP Moller – Maersk A/S – Class B	2,047,424
6,665	Coloplast A/S – Class B	579,048

	Total Denmark	2,626,472

	Finland — 1.5%
68,254	Fortum Oyj	1,713,366
470,124	Nokia Oyj	3,906,213
47,303	UPM–Kymmene Oyj	785,111

	Total Finland	6,404,690

	France — 17.7%
110,511	Air France – KLM *	1,166,176

Shares	Description	Value ($)
	France — continued
23,647	Alstom SA *	829,764
127,804	ArcelorMittal	1,566,054
39,673	Bouygues SA	1,492,591
43,660	Carrefour SA	1,382,633
28,685	Cie Generale des Etablissements Michelin – Class B (Registered)	2,639,133
61,084	Compagnie de Saint-Gobain	2,807,298
67,003	Credit Agricole SA	942,694
33,538	Electricite de France	1,004,569
296,412	GDF Suez	7,310,249
16,002	GDF Suez VVPR Strip *	20
20,452	Lafarge SA	1,455,405
3,790	LVMH Moet Hennessy Louis Vuitton SA	681,628
456,803	Orange	8,055,476
93,594	Peugeot SA *	1,198,080
39,902	Renault SA	3,204,167
91,045	Sanofi	8,799,114
36,006	Schneider Electric SA	2,939,665
47,400	Societe Generale	2,354,102
296,628	Total SA	16,563,819
65,635	Veolia Environnement SA	1,199,107
66,716	Vinci SA	3,607,426
252,453	Vivendi SA	6,424,414

	Total France	77,623,584

	Germany — 14.0%
17,742	Allianz SE (Registered)	3,056,850
123,270	BASF SE	11,179,129
57,364	Bayerische Motoren Werke AG	6,557,526
16,170	Celesio AG	538,997
119,641	Daimler AG (Registered)	10,092,469
39,507	Deutsche Lufthansa AG (Registered)	704,131
29,285	Deutsche Post AG (Registered)	971,634
339,235	Deutsche Telekom AG (Registered)	5,768,493
13,366	Duerr AG	1,149,219
477,980	E.ON AG	8,468,791
18,703	Freenet AG	552,239
6,046	Hannover Rueck SE	539,734
27,558	K+S AG (Registered)	826,818
5,987	Leoni AG	358,839
4,974	Merck KGaA	494,859
20,478	Metro AG *	695,558
7,822	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	1,610,707
125,820	RWE AG	4,558,354
6,328	Salzgitter AG	209,187
16,682	Siemens AG (Registered)	1,973,114
5,757	Volkswagen AG	1,303,480

	Total Germany	61,610,128

	Hong Kong — 0.4%
139,000	Galaxy Entertainment Group Ltd	951,717

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	Hong Kong — continued
136,800	Sands China Ltd	817,405

	Total Hong Kong	1,769,122

	Ireland — 0.2%
29,838	CRH Plc	703,278
16,028	Smurfit Kappa Group Plc	371,487

	Total Ireland	1,074,765

	Israel — 1.1%
45,900	Check Point Software Technologies Ltd *	3,548,529
20,781	Teva Pharmaceutical Industries Ltd	1,182,670

	Total Israel	4,731,199

	Italy — 5.9%
747,890	A2A SPA	780,663
31,917	Azimut Holding SPA	734,683
3,603	Danieli & Co SPA – RSP	62,286
1,430,332	Enel SPA	6,904,553
318,759	ENI SPA	6,350,406
22,211	Exor SPA	989,681
135,201	Fiat Chrysler Automobiles NV *	1,689,068
192,080	Finmeccanica SPA *	1,862,465
278,930	Mediaset SPA *	1,133,392
105,112	Mediolanum SPA	729,705
2,593,300	Telecom Italia SPA *	2,922,933
1,340,255	Telecom Italia SPA-Di RISP	1,188,153
119,443	Unipol Gruppo Finanziario SPA	613,164

	Total Italy	25,961,152

	Japan — 14.3%
5,200	Asatsu-DK, Inc.	134,115
42,500	Canon Inc	1,357,626
5,200	Central Japan Railway Co	755,571
19,100	Daito Trust Construction Co Ltd	2,163,102
15,600	FujiFilm Holdings Corp	515,942
66,000	Fuji Heavy Industries Ltd	2,411,734
28,800	Hakuhodo DY Holdings Inc	280,092
54,000	Hanwa Co Ltd	190,660
124,400	Haseko Corp	1,034,420
82,900	Honda Motor Co Ltd	2,507,683
78,700	Inpex Corp	833,879
209,000	Itochu Corp	2,403,665
185,500	Japan Tobacco, Inc.	5,948,577
32,900	JFE Holdings Inc	701,143
188,100	JX Holdings Inc	700,171
14,760	K’s Holdings Corp	358,421
58,500	Kansai Electric Power Co Inc (The) *	586,996
16,900	Kao Corp	625,913
33,000	KDDI Corp.	2,114,093
80,900	Kyocera Corp	3,955,794
83,800	Leopalace21 Corp *	473,930

Shares	Description	Value ($)
	Japan — continued
231,000	Marubeni Corp	1,456,304
44,000	Mazda Motor Corp	1,141,376
29,300	Medipal Holdings Corp	326,247
89,500	Mitsubishi Chemical Holdings Corp	461,612
136,600	Mitsubishi Corp	2,582,471
110,000	Mitsubishi UFJ Financial Group Inc	633,767
157,900	Mitsui & Co Ltd	2,178,491
120,000	Mitsui OSK Lines Ltd	380,538
13,500	Nagase & Co	162,961
54,600	Nippon Telegraph & Telephone Corp	2,920,793
72,000	Nippon Yusen Kabushiki Kaisha	203,331
1,069,800	Nissan Motor Co Ltd	9,984,977
9,200	Nitori Holdings Co Ltd	510,665
118,300	NTT Docomo Inc	1,846,809
92,200	Resona Holdings Inc	498,287
16,400	Ricoh Co Ltd	177,896
3,900	Ryohin Keikaku Co Ltd	457,005
2,200	Shimamura Co Ltd	184,079
309,200	Sojitz Corp	443,238
138,100	Sumitomo Corp	1,473,804
27,000	Sumitomo Metal Mining Co Ltd	413,451
129,000	Sumitomo Mitsui Trust Holdings Inc	536,856
6,200	Suzuken Co Ltd	158,841
26,200	Takeda Pharmaceutical Co Ltd	1,098,162
189,000	Tosoh Corp	869,828
52,200	Toyota Tsusho Corp	1,235,917
30,660	USS Co Ltd	441,566
43,300	Yamada Denki Co Ltd	142,534

	Total Japan	62,975,333

	Malta — 0.0%
1,718,063	BGP Holdings Plc *	—

	Netherlands — 1.6%
153,722	Aegon NV	1,206,958
24,487	Delta Lloyd NV	563,133
54,456	ING Groep NV *	796,660
139,861	Koninklijke Ahold NV	2,470,441
588,916	Koninklijke KPN NV	1,959,620

	Total Netherlands	6,996,812

	New Zealand — 0.2%
301,434	Spark New Zealand Ltd	722,455

	Norway — 1.3%
172,152	Statoil ASA	3,249,997
43,454	Telenor ASA	915,123
35,677	Yara International ASA	1,509,498

	Total Norway	5,674,618

	Portugal — 0.3%
349,352	EDP-Energias de Portugal SA	1,434,074

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	Russia — 4.3%
454,018	Gazprom OAO Sponsored ADR	2,653,392
315,413	Lukoil OAO Sponsored ADR	14,681,826
105,267	Surgutneftegas Sponsored ADR	618,571
33,408	Tatneft Sponsored ADR	1,022,003

	Total Russia	18,975,792

	Singapore — 0.3%
2,459,000	Golden Agri-Resources Ltd	867,561
145,670	Singapore Telecommunications Ltd	435,846

	Total Singapore	1,303,407

	South Africa — 0.1%
50,368	Telkom South Africa Ltd *	312,656

	South Korea — 1.1%
3,742	Samsung Electronics Co Ltd	4,335,395
4,223	SK Holdings Co Ltd	647,980

	Total South Korea	4,983,375

	Spain — 6.2%
29,885	ACS Actividades de Construccion y Servicios SA	1,056,216
22,039	Enagas	737,337
35,361	Ferrovial SA	724,783
862	Ferrovial SA (a)	17,668
85,201	Gas Natural SDG SA	2,415,185
13,135	Grifols SA	585,274
933,856	Iberdrola SA	6,910,374
118,135	Repsol YPF SA	2,653,897
767,768	Telefonica SA	12,315,888

	Total Spain	27,416,622

	Sweden — 1.5%
162,273	Ericsson LM – Class B	2,039,390
15,638	Investor AB	586,898
23,475	Swedbank AB – Class A	615,397
356,473	TeliaSonera AB	2,543,863
63,488	Volvo AB – Class B	694,261

	Total Sweden	6,479,809

	Switzerland — 2.0%
44,442	ABB Ltd (Registered)	997,964
23,664	Holcim Ltd (Registered)	1,747,973
17,739	Nestle SA (Registered)	1,331,369
6,672	Novartis AG (Registered)	645,533
3,166	Swiss Life Holding AG (Registered)	725,151
1,284	Swisscom AG (Registered)	779,706
16,265	Transocean Ltd	341,135
6,659	Zurich Insurance Group AG	2,088,000

	Total Switzerland	8,656,831

Shares	Description	Value ($)
	Taiwan — 0.3%
839,000	Compal Electronics Inc	535,820
87,720	Hon Hai Precision Industry Co Ltd	274,933
421,270	Wistron Corp	384,214

	Total Taiwan	1,194,967

	United Kingdom — 14.4%
14,027	Associated British Foods Plc	701,572
174,037	AstraZeneca Plc	12,930,669
243,550	BAE Systems Plc	1,827,523
55,298	Balfour Beatty Plc	158,129
116,005	Barclays Plc	443,246
1,508,054	BP Plc	9,886,646
25,821	Bunzl Plc	720,197
212,435	Centrica Plc	944,897
153,565	Cobham Plc	723,294
50,056	Drax Group Plc	476,670
24,214	easyJet Plc	624,804
57,154	GlaxoSmithKline Plc	1,327,628
32,951	Halfords Group Plc	245,858
110,495	Home Retail Group Plc	345,699
31,010	Imperial Tobacco Group Plc	1,433,337
40,924	Inchcape Plc	459,134
282,467	Legal & General Group Plc	1,088,183
59,277	Marks & Spencer Group Plc	451,665
22,920	Next Plc	2,426,296
15,742	Pearson Plc	302,528
32,333	Prudential Plc	781,397
285,598	Royal Dutch Shell Plc A Shares (London)	9,515,442
173,221	Royal Dutch Shell Plc B Shares (London)	6,015,858
597,827	Tesco Plc	1,743,977
437,692	Thomas Cook Group Plc *	831,979
134,373	TUI Travel Plc	933,755
1,097,049	Vodafone Group Plc	4,020,687
106,984	William Hill Plc	559,807
123,941	WM Morrison Supermarkets Plc	345,413
53,284	WPP Plc	1,115,559

	Total United Kingdom	63,381,849

	TOTAL COMMON STOCKS (COST $358,438,453)	410,527,940

	PREFERRED STOCKS — 3.9%

	Brazil — 0.3%
131,600	Centrais Eletricas Brasileiras SA – Class B	396,106
34,400	Companhia Energetica de Minas Gerais	188,842
31,900	Telefonica Brasil SA	653,087

	Total Brazil	1,238,035

	Germany — 1.9%
32,412	Porsche Automobil Holding SE	2,824,119
24,095	Volkswagen AG	5,553,816

	Total Germany	8,377,935

GMO Tax-Managed International Equities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares / Par Value		Description	Value ($)
		Russia — 0.4%
	1,885,269	Surgutneftegaz OJSC *	1,307,323
	61,000	Surgutneftegaz Sponsored ADR	417,850

		Total Russia	1,725,173

		South Korea — 1.3%
	6,110	Samsung Electronics Co Ltd	5,800,050

		TOTAL PREFERRED STOCKS (COST $17,581,671)	17,141,193

		RIGHTS/WARRANTS — 0.1%

		Spain — 0.1%
	767,760	Telefonica SA Rights, Expires 12/03/14 *	351,559

		TOTAL RIGHTS/WARRANTS (COST $319,654)	351,559

		MUTUAL FUNDS — 2.0%

		United States — 2.0%
		Affiliated Issuers
	345,200	GMO U.S. Treasury Fund	8,630,000

		TOTAL MUTUAL FUNDS (COST $8,630,000)	8,630,000

		SHORT-TERM INVESTMENTS — 0.6%

		Time Deposits — 0.2%
EUR	13,405	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.11)%, due 12/01/14	16,679
JPY	17,158,950	DnB Nor Bank (Oslo) Time Deposit, 0.01%, due 12/01/14	144,594

Par Value		Description	Value ($)
		Time Deposits — continued
NOK	232,406	DnB Nor Bank (Oslo) Time Deposit, 0.55%, due 12/01/14	33,037
USD	850,297	JPMorgan Chase (New York) Time Deposit, 0.06%, due 12/01/14	850,297

		Total Time Deposits	1,044,607

		U.S. Government — 0.4%
	1,710,000	U.S. Treasury Bill, 0.04%, due 12/26/14 (b)	1,709,949

		TOTAL SHORT-TERM INVESTMENTS (COST $2,754,595)	2,754,556

		TOTAL INVESTMENTS — 100.0% (Cost $387,724,373)	439,405,248
		Other Assets and Liabilities (net) — 0.0%	176,401

		TOTAL NET ASSETS — 100.0%	$439,581,649

Notes to Schedule of Investments:

ADR - American Depositary Receipt

OJSC - Open Joint-Stock Company

*	Non-income producing security.

(a)	Security is restricted as to resale.

(b)	The rate shown represents yield-to-maturity.

Additional information on each restricted security is as follows:

Issuer Description	Acquisition Date	Acquisition Cost	Value as a Percentage of Fund’s Net Assets	Value as of November 30, 2014
Ferrovial SA	11/28/14	$11,527	0.00%	$17,668

Currency Abbreviations:

EUR - Euro

JPY - Japanese Yen

NOK - Norwegian Krone

USD - United States Dollar

GMO U.S. Equity Allocation Fund (formerly GMO U.S. Core Equity Fund)

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 98.9%

	Automobiles & Components — 0.1%
119,576	Gentex Corp.	4,252,122

	Banks — 2.4%
2,361,200	JPMorgan Chase & Co.	142,049,792
570,025	Wells Fargo & Co.	31,054,962

	Total Banks	173,104,754

	Capital Goods — 6.5%
710,300	3M Co.	113,711,927
204,326	Ametek, Inc.	10,412,453
27,000	Applied Industrial Technologies, Inc.	1,266,030
35,900	Clarcor, Inc.	2,365,451
12,400	Cummins, Inc.	1,805,688
649,100	Danaher Corp.	54,238,796
109,865	Donaldson Co., Inc.	4,284,735
138,855	Dover Corp.	10,690,446
806,700	Emerson Electric Co.	51,427,125
199,613	Fastenal Co.	9,022,508
60,000	Flowserve Corp.	3,532,200
24,200	Fluor Corp.	1,500,158
23,500	General Dynamics Corp.	3,415,960
311,600	Honeywell International, Inc.	30,870,212
50,067	Hubbell, Inc. – Class B	5,347,156
427,600	Illinois Tool Works, Inc.	40,592,068
24,700	Lincoln Electric Holdings, Inc.	1,779,388
12,600	Middleby Corp. *	1,205,064
32,100	MSC Industrial Direct Co., Inc. – Class A	2,493,207
89,900	Pall Corp.	8,640,289
16,100	Parker Hannifin Corp.	2,077,383
132,300	Precision Castparts Corp.	31,474,170
128,905	Rockwell Automation, Inc.	14,876,926
32,100	Rockwell Collins, Inc.	2,745,513
62,400	Roper Industries, Inc.	9,847,968
25,100	Snap-on, Inc.	3,396,783
31,400	Toro Co. (The)	2,062,352
209,100	United Technologies Corp.	23,017,728
11,200	Valmont Industries, Inc.	1,514,464
66,800	Wabtec Corp.	5,911,132
62,500	WW Grainger, Inc.	15,355,000

	Total Capital Goods	470,880,280

	Commercial & Professional Services — 0.1%
86,900	Equifax, Inc.	6,912,895
14,900	Rollins, Inc.	484,697
16,200	Stericycle, Inc. *	2,088,504

	Total Commercial & Professional Services	9,486,096

	Consumer Durables & Apparel — 2.0%
223,665	Coach, Inc.	8,302,445
40,800	Fossil Group, Inc. *	4,558,176
63,400	Garmin Ltd.	3,632,820

Shares	Description	Value ($)
	Consumer Durables & Apparel — continued
88,700	Hasbro, Inc.	5,251,040
50,500	Lululemon Athletica, Inc. *	2,433,595
309,957	Mattel, Inc.	9,779,143
659,880	Nike, Inc. – Class B	65,519,485
45,016	Polaris Industries, Inc.	7,054,458
47,201	Ralph Lauren Corp.	8,727,465
30,600	Steven Madden Ltd. *	1,043,460
43,700	Tupperware Brands Corp.	2,938,825
42,800	Under Armour, Inc. – Class A *	3,102,572
332,100	VF Corp.	24,963,957

	Total Consumer Durables & Apparel	147,307,441

	Consumer Services — 1.3%
8,900	Buffalo Wild Wings, Inc. *	1,514,869
10,400	Chipotle Mexican Grill, Inc. *	6,901,648
37,800	Grand Canyon Education, Inc. *	1,726,326
836,800	McDonald’s Corp.	81,010,608
8,800	Panera Bread Co. – Class A *	1,473,120
80,400	Texas Roadhouse, Inc.	2,658,024

	Total Consumer Services	95,284,595

	Diversified Financials — 0.0%
7,500	EZCORP, Inc. – Class A *	81,675

	Energy — 12.6%
421,000	Apache Corp.	26,981,890
202,200	Chesapeake Energy Corp.	4,096,572
2,829,244	Chevron Corp.	308,019,794
26,200	Cimarex Energy Co.	2,749,690
1,578,800	ConocoPhillips	104,311,316
298,500	Denbury Resources, Inc.	2,465,610
310,400	Devon Energy Corp.	18,304,288
20,200	Energen Corp.	1,206,344
3,580,800	Exxon Mobil Corp.	324,205,632
249,500	Hess Corp.	18,196,035
937,400	Marathon Oil Corp.	27,109,608
219,100	Murphy Oil Corp.	10,608,822
810,600	Occidental Petroleum Corp.	64,661,562
3,400	Oceaneering International, Inc.	213,214
31,500	Stone Energy Corp. *	497,700
69,100	Whiting Petroleum Corp. *	2,886,307
104,700	WPX Energy, Inc. *	1,420,779

	Total Energy	917,935,163

	Food & Staples Retailing — 2.9%
376,000	Costco Wholesale Corp.	53,437,120
186,500	CVS Health Corp.	17,038,640
432,357	Sysco Corp.	17,406,693
35,000	United Natural Foods, Inc. *	2,631,650
1,394,078	Wal-Mart Stores, Inc.	122,037,588
30,700	Whole Foods Market, Inc.	1,505,221

	Total Food & Staples Retailing	214,056,912

GMO U.S. Equity Allocation Fund (formerly GMO U.S. Core Equity Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	Food, Beverage & Tobacco — 9.9%
82,850	Brown-Forman Corp. – Class B	8,040,593
31,700	Campbell Soup Co.	1,435,376
4,415,500	Coca-Cola Co. (The)	197,946,865
213,600	General Mills, Inc.	11,267,400
114,500	Hershey Co. (The)	11,482,060
123,032	Hormel Foods Corp.	6,530,539
500	J&J Snack Foods Corp.	52,525
18,900	Lancaster Colony Corp.	1,774,710
113,800	McCormick & Co., Inc. (Non Voting)	8,458,754
91,000	Monster Beverage Corp. *	10,205,650
749,863	PepsiCo, Inc.	75,061,286
4,282,903	Philip Morris International, Inc.	372,312,758
215,250	Reynolds American, Inc.	14,187,127

	Total Food, Beverage & Tobacco	718,755,643

	Health Care Equipment & Services — 13.0%
1,329,300	Abbott Laboratories	59,167,143
71,400	AmerisourceBergen Corp.	6,500,970
125,598	Anthem, Inc.	16,065,240
402,609	Baxter International, Inc.	29,390,457
183,400	Becton, Dickinson and Co.	25,736,522
210,960	Cerner Corp. *	13,585,824
1,133,742	Covidien Plc	114,507,942
71,070	CR Bard, Inc.	11,893,565
75,700	Edwards Lifesciences Corp. *	9,816,776
4,969,950	Express Scripts Holding Co. *	413,251,342
1,487	Halyard Health, Inc. *	58,305
98,800	Henry Schein, Inc. *	13,555,360
155,900	Humana, Inc.	21,509,523
29,300	IDEXX Laboratories, Inc. *	4,375,955
27,760	Intuitive Surgical, Inc. *	14,373,295
39,680	Laboratory Corp. of America Holdings *	4,152,115
57,700	Masimo Corp. *	1,514,625
59,200	Mednax, Inc. *	3,875,232
8,400	MWI Veterinary Supply, Inc. *	1,372,728
44,100	Patterson Cos., Inc.	2,124,738
80,403	ResMed, Inc.	4,277,440
44,000	Sirona Dental Systems, Inc. *	3,801,160
20,200	STERIS Corp.	1,287,750
338,400	Stryker Corp.	31,440,744
262,200	St Jude Medical, Inc.	17,819,112
1,001,674	UnitedHealth Group, Inc.	98,795,107
103,500	Varian Medical Systems, Inc. *	9,160,785
140,669	Zimmer Holdings, Inc.	15,795,722

	Total Health Care Equipment & Services	949,205,477

	Household & Personal Products — 4.4%
133,500	Church & Dwight Co., Inc.	10,240,785
986,920	Colgate-Palmolive Co.	68,679,763
163,481	Estee Lauder Cos., Inc. (The) – Class A	12,120,481
64,000	Herbalife Ltd.	2,768,000
89,000	Kimberly-Clark Corp.	10,376,510

Shares	Description	Value ($)
	Household & Personal Products — continued
2,375,800	Procter & Gamble Co. (The)	214,843,594
6,374	WD-40 Co.	485,061

	Total Household & Personal Products	319,514,194

	Materials — 1.1%
50,720	AptarGroup, Inc.	3,309,480
36,200	International Flavors & Fragrances, Inc.	3,662,354
482,000	Monsanto Co.	57,796,620
13,500	Sherwin-Williams Co. (The)	3,305,610
116,600	Sigma-Aldrich Corp.	15,927,560

	Total Materials	84,001,624

	Media — 0.1%
60,100	Scripps Networks Interactive, Inc. – Class A	4,698,017

	Pharmaceuticals, Biotechnology & Life Sciences — 6.3%
102,500	Agilent Technologies, Inc.	4,380,850
162,400	Allergan, Inc.	34,735,736
369,888	Amgen, Inc.	61,146,185
24,300	Bio-Techne Corp.	2,226,123
168,956	Biogen Idec, Inc. *	51,986,072
481,895	Eli Lilly & Co.	32,826,687
2,389,400	Johnson & Johnson	258,652,550
22,200	Mettler-Toledo International, Inc. *	6,510,372
77,900	Waters Corp. *	9,028,610

	Total Pharmaceuticals, Biotechnology & Life Sciences	461,493,185

	Retailing — 6.6%
1,098,354	Amazon.com, Inc. *	371,946,599
445,602	Bed Bath & Beyond, Inc. *	32,693,819
30,200	Dollar Tree, Inc. *	2,064,472
140,900	Genuine Parts Co.	14,481,702
40,000	LKQ Corp. *	1,162,000
7,300	Priceline.com, Inc. (The) *	8,469,387
151,144	Ross Stores, Inc.	13,826,653
63,100	Tiffany & Co.	6,809,752
423,045	TJX Cos., Inc. (The)	27,988,657
26,100	Tractor Supply Co.	2,007,873

	Total Retailing	481,450,914

	Semiconductors & Semiconductor Equipment — 0.7%
296,500	Analog Devices, Inc.	16,200,760
37,600	Avago Technologies Ltd.	3,511,840
196,164	Linear Technology Corp.	9,029,429
100,900	Skyworks Solutions, Inc.	6,807,723
274,800	Xilinx, Inc.	12,486,912

	Total Semiconductors & Semiconductor Equipment	48,036,664

GMO U.S. Equity Allocation Fund (formerly GMO U.S. Core Equity Fund)

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	Software & Services — 18.9%
670,800	Accenture Plc – Class A	57,910,164
124,200	Akamai Technologies, Inc. *	8,024,562
64,100	Ansys, Inc. *	5,353,632
74,600	Automatic Data Processing, Inc.	6,388,744
302,272	CA, Inc.	9,415,773
164,000	Citrix Systems, Inc. *	10,874,840
601,100	Cognizant Technology Solutions Corp. – Class A *	32,453,389
866,775	eBay, Inc. *	47,568,612
26,700	FactSet Research Systems, Inc.	3,659,502
45,600	Gartner, Inc. *	3,897,888
396,720	Google, Inc. – Class A *	217,831,018
89,220	Google, Inc. – Class C *	48,342,073
71,600	Informatica Corp. *	2,604,808
677,231	International Business Machines Corp.	109,826,551
243,600	Intuit, Inc.	22,866,732
13,400	j2 Global, Inc.	757,636
74,690	Jack Henry & Associates, Inc.	4,590,447
690,030	Mastercard, Inc. – Class A	60,232,719
6,905,057	Microsoft Corp.	330,130,775
33,700	NetScout Systems, Inc. *	1,285,655
7,280,215	Oracle Corp.	308,753,918
307,900	Paychex, Inc.	14,597,539
119,600	Red Hat, Inc. *	7,433,140
28,500	SolarWinds, Inc. *	1,479,720
17,076	Syntel, Inc. *	759,882
1,166,794	Teradata Corp. *	52,669,081
179,271	Total System Services, Inc.	5,914,150

	Total Software & Services	1,375,622,950

	Technology Hardware & Equipment — 9.6%
235,500	Amphenol Corp. – Class A	12,629,865
2,748,156	Apple, Inc.	326,838,193
5,368,482	Cisco Systems, Inc.	148,384,843
20,900	Dolby Laboratories, Inc. – Class A	927,542
2,081,200	EMC Corp.	63,164,420
67,074	F5 Networks, Inc. *	8,665,290
27,200	FLIR Systems, Inc.	863,056
172,400	NetApp, Inc.	7,335,620
1,834,800	Qualcomm, Inc.	133,756,920

	Total Technology Hardware & Equipment	702,565,749

	Transportation — 0.4%
155,800	CH Robinson Worldwide, Inc.	11,488,692
206,300	Expeditors International of Washington, Inc.	9,658,966
51,000	Heartland Express, Inc.	1,353,030
34,900	JB Hunt Transport Services, Inc.	2,880,297
59,500	Knight Transportation, Inc.	1,979,565
37,600	Landstar System, Inc.	3,022,288

	Total Transportation	30,382,838

	TOTAL COMMON STOCKS (COST $6,408,487,094)	7,208,116,293

Shares	Description	Value ($)
	MUTUAL FUNDS — 0.8%

	Affiliated Issuers — 0.8%
2,196,000	GMO U.S. Treasury Fund	54,900,000

	TOTAL MUTUAL FUNDS (COST $54,900,000)	54,900,000

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
3,215,551	State Street Institutional Treasury Money Market Fund-Premier Class, 0.00% (a)	3,215,551

	TOTAL SHORT-TERM INVESTMENTS (COST $3,215,551)	3,215,551

	TOTAL INVESTMENTS — 99.7% (Cost $6,466,602,645)	7,266,231,844
	Other Assets and Liabilities (net) — 0.3%	21,707,197

	TOTAL NET ASSETS — 100.0%	$7,287,939,041

Notes to Schedule of Investments:

*	Non-income producing security.

(a)	The rate disclosed is the 7 day net yield as of November 30, 2014. Note: Yield rounds to 0.00%.

As of November 30, 2014, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Developed World Stock Fund	414,734,318	51,674,411	(18,551,262)	33,123,149
International Equity Fund	13,775,080,113	724,790,835	(817,856,228)	(93,065,393)
International Large/Mid Cap Equity Fund	1,881,664,341	84,376,790	(121,561,024)	(37,184,234)
International Small Companies Fund	295,281,095	28,495,255	(41,228,057)	(12,732,802)
Quality Fund	9,261,833,303	2,036,175,143	(82,074,309)	1,954,100,834
Resources Fund	143,240,211	1,815,190	(21,199,597)	(19,384,407)
Risk Premium Fund	452,570,902	226	(11,700)	(11,474)
Tax-Managed International Equities Fund	389,836,404	68,695,581	(19,126,737)	49,568,844
U.S. Equity Allocation Fund (formerly U.S. Core Equity Fund)	6,410,887,730	1,086,026,837	(230,682,723)	855,344,114

Investments in affiliated issuers

The Funds make investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Funds’ Schedule of Investments.

A summary of the Funds’ transactions in the shares of other funds of the Trust during the period ended November 30, 2014 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
Developed World Stock Fund
GMO U.S. Treasury Fund	$6,376,617	$14,519,000	$15,057,000	$1,635	$241	$5,838,617

International Equity Fund
GMO U.S. Treasury Fund	$—	$621,020,000	$444,913,000	$17,814	$2,557	$176,107,000

International Large/Mid Cap Equity Fund
GMO U.S. Treasury Fund	$28,348,000	$172,295,000	$183,299,000	$4,973	$—	$17,344,000

International Small Companies Fund
GMO U.S. Treasury Fund	$—	$36,231,000	$34,184,793	$742	$149	$2,046,207

Quality Fund
GMO U.S. Treasury Fund	$—	$1,056,464,000	$891,403,000	$14,498	$3,159	$165,061,000

Resources Fund
GMO U.S. Treasury Fund	$2,187,000	$16,248,000	$12,253,000	$512	$43	$6,182,000

Risk Premium Fund
GMO U.S. Treasury Fund	$278,253,028	$193,273,000	$471,526,028	$86,146	$11,130	$—

Tax-Managed International Equities Fund
GMO U.S. Treasury Fund	$7,151,275	$29,998,000	$28,519,275	$2,092	$254	$8,630,000

U.S . Equity Allocation Fund (formerly U.S. Core Equity Fund)
GMO U.S. Treasury Fund	$6,649,952	$606,518,000	$558,267,952	$12,777	$3,682	$54,900,000

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2014 through November 30, 2014. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2015.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires GMO to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. GMO believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value a Fund ultimately realizes upon sale of those securities.

Portfolio valuation

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event Grantham, Mayo, Van Otterloo & Co. LLC ( “GMO”) deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Unlisted securities (including fixed income securities) for which market quotations are readily available are generally valued at the most recent quoted price. Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees of GMO Trust (the “Trustees”) or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds and/or the underlying funds classify such securities as Level 3 (levels defined below). For the period ended November 30, 2014, the Funds did not reduce the value of any of their over-the-counter (“OTC”) derivatives contracts, if any, based on the creditworthiness of their counterparties. See “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equities that trade in non-U.S. securities markets that close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the price will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees that are intended to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds, held either directly or through investments in the underlying funds, that were valued using fair value inputs obtained from that independent pricing service as of November 30, 2014. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below.

“Quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If a market quotation for a security does not involve a bid or an ask, the “quoted price” may be the price provided by a market participant or other third party pricing source in accordance with the market practice for that security. If an updated quote for a security is not available by the time that a Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

As discussed above, certain of the Funds and underlying funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees or fair valued using inputs obtained from an independent pricing service. The table below presents securities and/or derivatives on a net basis, based on market values or unrealized appreciation/(depreciation), which will tend to understate the Funds’ exposure. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of November 30, 2014 is as follows:

Securities and Derivatives

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees	Fair valued using inputs obtained from an independent pricing service (Net)
Developed World Stock Fund	< 1%	51%
International Equity Fund	—	96%
International Large/Mid Cap Equity Fund	0%*	96%
International Small Companies Fund	0%*	97%
Quality Fund	—	11%
Resources Fund	—	84%
Risk Premium Fund	—	(1)%
Tax-Managed International Equities Fund	—	95%
U.S. Equity Allocation Fund (formerly U.S. Core Equity Fund)	—	—

*	Represents the interest in securities that were determined to have a value of zero at November 30, 2014.

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). At November 30, 2014, there were no direct material Level 3 classes of investments or derivatives with significant unobservable inputs subject to this additional disclosure.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, certain U.S. government obligations, derivatives actively traded on a national securities exchange (such as some futures and options), and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain securities that are valued at the local price and adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information; certain equity securities valued based on the last traded exchange price adjusted for the movement in a securities relevant index; and certain securities that are valued using a price from a comparable security related to the same issuer.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of November 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Developed World Stock Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$215,868	$—	$215,868
Austria	—	996,700	—	996,700
Belgium	—	1,545,941	—	1,545,941
Brazil	124,176	1,705,296	—	1,829,472
Canada	2,023,035	—	—	2,023,035
China	203,676	5,816,184	—	6,019,860
Czech Republic	—	554,457	—	554,457
Denmark	—	1,866,652	—	1,866,652
Egypt	—	158,677	—	158,677
Finland	—	2,826,751	—	2,826,751
France	—	43,404,617	—	43,404,617
Germany	—	30,577,646	—	30,577,646
Hong Kong	—	76,739	—	76,739
Hungary	—	70,311	—	70,311
India	261,872	25,474	—	287,346
Indonesia	193,620	486,815	—	680,435
Ireland	—	952,506	—	952,506
Israel	1,615,779	—	—	1,615,779
Italy	—	10,363,891	—	10,363,891
Japan	—	33,859,252	—	33,859,252
Malaysia	—	61,737	—	61,737
Mexico	166,583	—	—	166,583
Netherlands	—	3,301,654	—	3,301,654

Description	Level 1	Level 2	Level 3		Total
Developed World Stock Fund (continued)
Asset Valuation Inputs (continued)
Norway	$—	$3,098,140	$—		$3,098,140
Peru	71,880	—	—		71,880
Philippines	13,360	201,251	—		214,611
Poland	—	876,935	—		876,935
Portugal	—	805,080	—		805,080
Qatar	—	62,345	—		62,345
Russia	—	12,662,902	—		12,662,902
Singapore	—	35,157	—		35,157
South Africa	—	496,649	4		496,653
South Korea	—	7,705,617	—		7,705,617
Spain	—	13,813,035	10,412		13,823,447
Sweden	—	4,256,626	—		4,256,626
Switzerland	—	4,168,249	—		4,168,249
Taiwan	87,261	1,954,812	617,237		2,659,310
Thailand	—	1,200,806	—		1,200,806
Turkey	—	1,080,665	—		1,080,665
United Kingdom	—	28,072,423	—		28,072,423
United States	205,781,223	—	—		205,781,223

TOTAL COMMON STOCKS	210,542,465	219,357,860	627,653		430,527,978

Preferred Stocks
Brazil	371,818	1,289,363	—		1,661,181
Germany	—	4,944,583	—		4,944,583
Russia	—	1,801,821	—		1,801,821
South Korea	—	2,610,664	—		2,610,664

TOTAL PREFERRED STOCKS	371,818	10,646,431	—		11,018,249

Rights/Warrants
South Korea	—	—	485		485
Spain	167,654	—	—		167,654

TOTAL RIGHTS/WARRANTS	167,654	—	485		168,139

Mutual Funds
United States	5,838,617	—	—		5,838,617

TOTAL MUTUAL FUNDS	5,838,617	—	—		5,838,617

Short-Term Investments	304,484	—	—		304,484

Total Investments	217,225,038	230,004,291	628,138		447,857,467

Total	$217,225,038	$230,004,291	$628,138		$447,857,467

International Equity Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$102,769,722	$—		$102,769,722
Austria	—	50,705,663	0	**	50,705,663
Belgium	—	125,712,742	—		125,712,742
Canada	134,867,020	—	—		134,867,020
Denmark	—	99,773,866	—		99,773,866
Finland	—	166,936,646	—		166,936,646
France	—	2,635,087,218	—		2,635,087,218
Germany	—	2,021,469,694	—		2,021,469,694
Hong Kong	—	148,082,233	—		148,082,233
Ireland	—	90,709,405	—		90,709,405
Israel	138,075,660	45,940,468	—		184,016,128
Italy	—	701,305,126	—		701,305,126
Japan	—	2,713,978,577	—		2,713,978,577
Malta	—	—	0	**	0	**
Netherlands	—	311,700,918	—		311,700,918
New Zealand	—	30,294,875	—		30,294,875
Norway	—	206,085,679	—		206,085,679
Portugal	—	48,496,188	—		48,496,188
Singapore	—	72,030,005	—		72,030,005

Description	Level 1	Level 2	Level 3		Total
International Equity Fund (continued)
Asset Valuation Inputs (continued)
Spain	$—	$832,042,880	$146,900		$832,189,780
Sweden	—	307,606,722	—		307,606,722
Switzerland	—	259,058,310	—		259,058,310
United Kingdom	—	1,945,814,801	—		1,945,814,801

TOTAL COMMON STOCKS	272,942,680	12,915,601,738	146,900		13,188,691,318

Preferred Stocks
Germany	—	285,852,719	—		285,852,719

TOTAL PREFERRED STOCKS	—	285,852,719	—		285,852,719

Rights/Warrants
Spain	11,221,189	—	—		11,221,189

TOTAL RIGHTS/WARRANTS	11,221,189	—	—		11,221,189

Mutual Funds
United States	176,107,000	—	—		176,107,000

TOTAL MUTUAL FUNDS	176,107,000	—	—		176,107,000

Short-Term Investments	20,142,494	—	—		20,142,494

Total Investments	$480,413,363	$13,201,454,457	$146,900		$13,682,014,720

International Large/Mid Cap Equity Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$9,363,733	$—		$9,363,733
Austria	—	6,863,978	—		6,863,978
Belgium	—	17,315,767	—		17,315,767
Canada	16,688,181	—	—		16,688,181
Denmark	—	12,590,049	—		12,590,049
Finland	—	24,376,123	—		24,376,123
France	—	360,207,912	—		360,207,912
Germany	—	278,659,124	—		278,659,124
Hong Kong	—	19,237,278	—		19,237,278
Ireland	—	11,090,782	—		11,090,782
Israel	21,051,513	6,580,807	—		27,632,320
Italy	—	90,164,128	—		90,164,128
Japan	—	353,391,926	—		353,391,926
Malta	—	—	0	**	0	**
Netherlands	—	45,483,227	0	**	45,483,227
New Zealand	—	5,022,081	—		5,022,081
Norway	—	30,367,015	—		30,367,015
Portugal	—	6,796,062	—		6,796,062
Singapore	—	3,957,242	—		3,957,242
Spain	—	110,868,492	19,410		110,887,902
Sweden	—	40,781,783	—		40,781,783
Switzerland	—	40,262,768	—		40,262,768
United Kingdom	—	268,021,443	—		268,021,443

TOTAL COMMON STOCKS	37,739,694	1,741,401,720	19,410		1,779,160,824

Preferred Stocks
Germany	—	41,369,880	—		41,369,880

TOTAL PREFERRED STOCKS	—	41,369,880	—		41,369,880

Rights/Warrants
Spain	1,532,622	—	—		1,532,622

TOTAL RIGHTS/WARRANTS	1,532,622	—	—		1,532,622

Mutual Funds
United States	17,344,000	—	—		17,344,000

TOTAL MUTUAL FUNDS	17,344,000	—	—		17,344,000

Short-Term Investments	5,072,781	—	—		5,072,781

Total Investments	61,689,097	1,782,771,600	19,410		1,844,480,107

Total	$61,689,097	$1,782,771,600	$19,410		$1,844,480,107

Description	Level 1	Level 2	Level 3		Total
International Small Companies Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$2,372,111	$—		$2,372,111
Austria	—	831,614	0	**	831,614
Belgium	—	2,471,600	17		2,471,617
Brazil	—	1,430,656	—		1,430,656
Canada	5,234,678	—	—		5,234,678
China	—	3,304,752	—		3,304,752
Denmark	—	2,388,185	—		2,388,185
Finland	—	5,040,137	—		5,040,137
France	—	22,679,343	—		22,679,343
Germany	—	19,314,192	—		19,314,192
Greece	—	521,613	5,663		527,276
Hong Kong	—	4,144,744	—		4,144,744
Hungary	—	160,118	—		160,118
India	—	1,942,572	—		1,942,572
Indonesia	—	286,471	—		286,471
Ireland	—	213,417	—		213,417
Israel	—	1,658,028	—		1,658,028
Italy	—	15,437,489	—		15,437,489
Japan	—	76,749,569	—		76,749,569
Netherlands	—	10,487,065	0	**	10,487,065
New Zealand	—	618,157	—		618,157
Norway	—	3,202,613	—		3,202,613
Philippines	—	192,454	—		192,454
Poland	—	372,594	—		372,594
Portugal	—	1,088,706	—		1,088,706
Russia	—	1,527,195	—		1,527,195
Singapore	—	1,665,209	—		1,665,209
South Africa	—	1,712,284	—		1,712,284
South Korea	—	3,895,963	—		3,895,963
Spain	—	6,347,908	—		6,347,908
Sweden	—	12,092,527	—		12,092,527
Switzerland	—	4,227,834	—		4,227,834
Taiwan	—	3,421,196	0	**	3,421,196
Thailand	—	207,817	—		207,817
Turkey	—	1,158,752	—		1,158,752
United Kingdom	—	57,026,476	—		57,026,476

TOTAL COMMON STOCKS	5,234,678	270,191,361	5,680		275,431,719

Preferred Stocks
Brazil	—	2,160,381	—		2,160,381
Germany	—	1,551,640	—		1,551,640
Italy	—	432,210	—		432,210

TOTAL PREFERRED STOCKS	—	4,144,231	—		4,144,231

Rights/Warrants
Malaysia	3,149	—	—		3,149
Sweden	39,992	—	—		39,992

TOTAL RIGHTS/WARRANTS	43,141	—	—		43,141

Mutual Funds
United States	2,046,207	—	—		2,046,207

TOTAL MUTUAL FUNDS	2,046,207	—	—		2,046,207

Short-Term Investments	882,995	—	—		882,995

Total Investments	8,207,021	274,335,592	5,680		282,548,293

Total	$8,207,021	$274,335,592	$5,680		$282,548,293

Description	Level 1	Level 2	Level 3	Total
Quality Fund
Asset Valuation Inputs
Common Stocks
France	$—	$53,550,685	$—	$53,550,685
Japan	—	123,766,286	—	123,766,286
Netherlands	—	37,575,665	—	37,575,665
South Korea	—	168,872,946	—	168,872,946
Switzerland	—	319,529,870	—	319,529,870
United Kingdom	—	512,152,560	—	512,152,560
United States	9,790,072,649	—	—	9,790,072,649

TOTAL COMMON STOCKS	9,790,072,649	1,215,448,012	—	11,005,520,661

Preferred Stocks
South Korea	—	25,137,656	—	25,137,656

TOTAL PREFERRED STOCKS	—	25,137,656	—	25,137,656

Mutual Funds
United States	165,061,000	—	—	165,061,000

TOTAL MUTUAL FUNDS	165,061,000	—	—	165,061,000

Short-Term Investments	20,214,820	—	—	20,214,820

Total Investments	9,975,348,469	1,240,585,668	—	11,215,934,137

Total	$9,975,348,469	$1,240,585,668	$—	$11,215,934,137

Resources Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$350,804	$—	$350,804
Austria	—	1,371,423	—	1,371,423
Brazil	—	1,688,408	—	1,688,408
Canada	359,818	—	—	359,818
Chile	—	377,186	—	377,186
China	—	7,492,830	—	7,492,830
Colombia	621,475	—	—	621,475
Czech Republic	—	1,089,275	—	1,089,275
Denmark	—	287,029	—	287,029
France	—	7,822,145	—	7,822,145
Germany	—	737,139	—	737,139
Hungary	—	471,868	—	471,868
India	—	431,027	—	431,027
Indonesia	—	156,870	—	156,870
Italy	—	6,444,022	—	6,444,022
Japan	—	19,809,210	—	19,809,210
Malaysia	—	1,408,910	—	1,408,910
Netherlands	—	206,276	—	206,276
Norway	—	10,029,529	—	10,029,529
Philippines	—	101,295	—	101,295
Poland	—	711,386	—	711,386
Russia	—	13,547,950	—	13,547,950
Singapore	—	180,986	—	180,986
South Africa	—	4,371,935	—	4,371,935
South Korea	—	142,800	—	142,800
Spain	—	7,045,110	—	7,045,110
Sweden	—	719,400	—	719,400
Taiwan	—	189,181	—	189,181
Thailand	—	1,903,000	—	1,903,000
Turkey	—	307,962	—	307,962
United Kingdom	—	13,348,551	—	13,348,551
United States	11,586,252	—	—	11,586,252

TOTAL COMMON STOCKS	12,567,545	102,743,507	—	115,311,052

Description	Level 1	Level 2	Level 3		Total
Resources Fund (continued)
Asset Valuation Inputs (continued)
Preferred Stocks
Brazil	$—	$2,142,078	$—		$2,142,078

TOTAL PREFERRED STOCKS	—	2,142,078	—		2,142,078

Mutual Funds
United States	6,182,000	—	—		6,182,000

TOTAL MUTUAL FUNDS	6,182,000	—	—		6,182,000

Short-Term Investments	220,674	—	—		220,674

TOTAL SHORT-TERM INVESTMENTS	220,674	—	—		220,674

Total Investments	18,970,219	104,885,585	—		123,855,804

Total	$18,970,219	$104,885,585	$—		$123,855,804

Risk Premium Fund
Asset Valuation Inputs
Short-Term Investments	$452,559,428	$—	$—		$452,559,428

Total Investments	452,559,428	—	—		452,559,428

Total	$452,559,428	$—	$—		$452,559,428

Liability Valuation Inputs
Derivatives*
Written Options
Equity Risk	$—	$(5,419,834)	$—		$(5,419,834)

Tax-Managed International Equities Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$2,156,943	$—		$2,156,943
Austria	—	1,513,285	0	**	1,513,285
Belgium	—	5,022,624	—		5,022,624
Brazil	—	330,004	—		330,004
Canada	4,109,759	—	—		4,109,759
China	—	4,289,007	—		4,289,007
Czech Republic	—	796,606	—		796,606
Denmark	—	2,626,472	—		2,626,472
Finland	—	6,404,690	—		6,404,690
France	—	77,623,564	20		77,623,584
Germany	—	61,610,128	—		61,610,128
Hong Kong	—	1,769,122	—		1,769,122
Ireland	—	1,074,765	—		1,074,765
Israel	3,548,529	1,182,670	—		4,731,199
Italy	—	25,961,152	—		25,961,152
Japan	—	62,975,333	—		62,975,333
Malta	—	—	0	**	0	**
Netherlands	—	6,996,812	—		6,996,812
New Zealand	—	722,455	—		722,455
Norway	—	5,674,618	—		5,674,618
Portugal	—	1,434,074	—		1,434,074
Russia	—	18,975,792	—		18,975,792
Singapore	—	1,303,407	—		1,303,407
South Africa	—	312,656	—		312,656
South Korea	—	4,983,375	—		4,983,375
Spain	—	27,398,954	17,668		27,416,622
Sweden	—	6,479,809	—		6,479,809
Switzerland	—	8,656,831	—		8,656,831
Taiwan	—	1,194,967	—		1,194,967
United Kingdom	—	63,381,849	—		63,381,849

TOTAL COMMON STOCKS	7,658,288	402,851,964	17,688		410,527,940

Description	Level 1	Level 2	Level 3	Total
Tax-Managed International Equities Fund (continued)
Asset Valuation Inputs (continued)
Preferred Stocks
Brazil	$—	$1,238,035	$—	$1,238,035
Germany	—	8,377,935	—	8,377,935
Russia	417,850	1,307,323	—	1,725,173
South Korea	—	5,800,050	—	5,800,050

TOTAL PREFERRED STOCKS	417,850	16,723,343	—	17,141,193

Rights/Warrants
Spain	351,559	—	—	351,559

TOTAL RIGHTS/WARRANTS	351,559	—	—	351,559

Mutual Funds
United States	8,630,000	—	—	8,630,000

TOTAL MUTUAL FUNDS	8,630,000	—	—	8,630,000

Total Short-Term Investments	2,754,556	—	—	2,754,556

Total Investments	19,812,253	419,575,307	17,688	439,405,248

Total	$19,812,253	$419,575,307	$17,688	$439,405,248

U.S. Equity Allocation Fund (formerly U.S. Core Equity Fund)
Asset Valuation Inputs
Common Stocks	$7,208,116,293	$—	$—	$7,208,116,293
Mutual Funds	54,900,000	—	—	54,900,000
Short-Term Investments	3,215,551	—	—	3,215,551

Total Investments	7,266,231,844	—	—	7,266,231,844

Total	$7,266,231,844	$—	$—	$7,266,231,844

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Funds’ net asset values than the uncertainties surrounding inputs for a non-derivative security with the same market value.
**	Represents the interest in securities that were determined to have a value of zero at November 30, 2014.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.

For all Funds for the period ended November 30, 2014, there were no material transfers between Level 1 and Level 2.

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2014	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3*		Transfer out of Level 3*	Balances as of November 30, 2014	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of November 30, 2014
Developed World Stock Fund
Common Stocks
South Africa	$—	$—	$—	$—	$—	$—	$4	**	$—	$4	$—
Spain	—	6,653	—	—	—	3,759	—		—	10,412	3,759
Taiwan	1,546,622	—	(942,106)	—	5,940	6,781	—		—	617,237	4,198
Rights/Warrants
South Korea	—	1,505	(673)	—	—	(347)	—		—	485	(347)

Total	$1,546,622	$8,158	$(942,779)	$—	$5,940	$10,193	$4		$—	$628,138	$7,610

International Equity Fund
Common Stocks
Spain	$—	$142,365	$—	$—	$—	$4,535	$—		$—	$146,900	$4,535

Total	$—	$142,365	$—	$—	$—	$4,535	$—		$—	$146,900	$4,535

	Balances as of February 28, 2014	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3*		Transfer out of Level 3*		Balances as of November 30, 2014	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of November 30, 2014
International Large/Mid Cap Equity Fund
Common Stocks
Spain	$—	$18,811	$—	$—	$—	$599	$—		$—		$19,410	$599
Preferred Stocks
United Kingdom	—	611	(611)	—	—	—	—		—		—	—

Total	$—	$19,422	$(611)	$—	$—	$599	$—		$—		$19,410	$599

International Small Companies Fund
Common Stocks
Belgium	$19	$—	$—	$—	$—	$(2)	$—		$—		$17	$(2)
Greece	6,282	—	—	—	—	(619)	—		—		5,663	(619)
Indonesia	184,938	—	—	—	—	(79,385)	—		(105,553	)**	—	—

Total	$191,239	$—	$—	$—	$—	$(80,006)	$—		$(105,553)		$5,680	$(621)

Tax-Managed International Equities Fund
Common Stocks
China	$—	$—	$(147,074)	$—	$(14,715)	$—	$161,789	** ***	$—		$—	$—
France	22	—	—	—	—	(2)	—		—		20	(2)
Spain	—	11,527	—	—	—	6,141	—		—		17,668	6,141
Preferred Stocks
United Kingdom	—	4,561	(4,561)	—	—	—	—		—		—	—
Rights/Warrants
South Korea	—	9,975	(9,975)	—	—	—	—		—		—	—

Total	$22	$26,063	$(161,610)	$—	$(14,715)	$6,139	$161,789		$—		$17,688	$6,139

*	Unless separately noted, the Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.
**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.
***	Security transferred into Level 3 is shown at cost.

The net aggregate direct and indirect exposure to investments in securities using Level 3 inputs (based on each Funds’ net assets) as of November 30, 2014 were as follows:

Fund Name	Level 3 securities
Developed World Stock Fund	< 1%
International Equity Fund	< 1%
International Large/Mid Cap Equity Fund	< 1%
International Small Companies Fund	< 1%
Quality Fund	—
Resources Fund	—
Risk Premium Fund	—
Tax-Managed International Equities Fund	< 1%
U.S. Equity Allocation Fund (formerly U.S. Core Equity Fund)	—

*	Represents the interest in securities that were determined to have a value of zero at November 30, 2014.

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm Boston time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times:

	Developed World Stock Fund	International Equity Fund	International Large/Mid Cap Equity Fund	International Small Companies Fund	Quality Fund	Resources Fund	Risk Premium Fund	Tax-Managed International Equities Fund	U.S. Equity Allocation Fund (formerly U.S. Core Equity Fund)
Market Risk – Equities	X	X	X	X	X	X	X	X	X
Market Risk –Fixed Income Investments							X
Credit Risk							X
Illiquidity Risk	X	X	X	X	X	X	X	X	X
Smaller Company Risk	X	X		X	X	X	X	X	X
Derivatives Risk	X	X	X	X	X	X	X	X	X
Non-U.S. Investment Risk	X	X	X	X	X	X	X	X
Currency Risk	X	X	X	X	X	X	X	X
Focused Investment Risk	X	X	X	X	X	X	X	X	X
Leveraging Risk	X	X	X	X	X	X		X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X
Commodities Risk						X
Merger Arbitrage Risk							X
Market Disruption and Geopolitical Risk	X	X	X	X	X	X	X	X	X
Large Shareholder Risk	X	X	X	X	X	X	X	X	X
Management and Operational Risk	X	X	X	X	X	X	X	X	X
Non-Diversified Funds	X				X	X	X	X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in other GMO Funds and other investment companies is exposed to the risks to which the underlying funds in which it invests are exposed as well as the risk that investments made through underlying Funds will not perform as expected. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through its underlying Funds.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market value of their holdings will decline. Market risks include:

Equities. Funds that invest in equities run the risk that the market prices of those investments will decline. The market prices of equities may decline for reasons that directly relate to the issuing company, such as poor performance by the company’s management or reduced demand for its goods or services. They also may decline due to factors that affect a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. In addition, market prices may decline as a result of general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and the market prices of equities can decline in a rapid or unpredictable manner. If a Fund purchases equities for less than their value as determined by GMO, the Fund runs the risk that the market prices of these equities will not appreciate or will decline for a variety of reasons, one of which may be GMO’s overestimation of those investments. The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

Because of Risk Premium Fund’s emphasis on selling put options on stock indices, its net asset value is expected to decline when those indices decline in value. Also, Risk Premium Fund’s investment strategy of writing put options on stock indices can be expected to cause the Fund to underperform the equity markets on which its puts were written when those markets rise sharply because the Fund’s lack of exposure to the upside of those markets.

Fixed Income Investments. Funds that invest in fixed income securities (including bonds, notes, bills, synthetic debt instruments and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to a number of market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities and sovereign and quasi-sovereign debt instruments, can decline due to market uncertainty about their credit quality and the reliability of their payment streams. Some fixed income securities also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income security. When interest rates rise, these securities also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease. During periods of economic uncertainty and change, the market price of a Fund’s investments in below investment grade securities (commonly referred to as “junk bonds”) may be particularly volatile. Often junk bonds are subject to greater sensitivity to interest rate and economic changes than higher rated bonds and can be more difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. See “Credit Risk” and “Illiquidity Risk” below for more information about these risks.

A risk run by each Fund with a significant investment in fixed income securities is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is generally greater for Funds investing in fixed income securities with longer durations.

The extent to which a fixed income security’s price changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer maturity investment generally has longer interest rate duration because the investment’s fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate securities, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate securities have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate securities when interest rates rise but outperform them when interest rates decline. Fixed income securities paying no interest, such as zero coupon and principal-only securities, create additional interest rate risk.

The market price of inflation-indexed bonds (including Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”)) typically will decline during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increase during periods of declining real interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities. There can be no assurance, however, that the value of inflation-indexed bonds will change in the same proportion as changes in nominal interest rates, and short-term increases in inflation may lead to a decline in their value.

Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless GMO waives or reduces its management fees.

Market risk for fixed income securities denominated in foreign currencies is also affected by currency risk. See “Currency Risk” below.

Fixed income markets may, in response to governmental intervention, economic or market developments, or other factors, experience periods of high volatility and/or reduced liquidity. During those periods, a Fund could also experience high levels of shareholder redemptions, and may have to sell securities when it would otherwise not do so, including at unfavorable prices. Fixed income investments may be difficult to value during such periods. In recent periods, central banks and governmental financial regulators, including the U.S. Federal Reserve, have maintained historically low interest rates by purchasing bonds. Steps to curtail or “taper” such activities and other actions by central banks or regulators (such as intervention in foreign currency markets or currency controls) could have a material adverse effect on the Funds.

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations or the downgrading of its credit rating. This risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

All fixed income securities are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation or U.S. or non-U.S. government (or sub-division or instrumentality), whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the life of a fixed income security. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In many cases, the credit risk of a fixed income security is reflected in its credit ratings, and a Fund holding such a security is subject to the risk that the investment’s rating will be downgraded.

U.S. government securities historically have presented minimal credit risk. However, recent events have led to a downgrade in the long-term U.S. credit rating by at least one major rating agency and have introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of a Fund’s investments.

As described under “Market Risk – Asset-Backed Securities” above, asset-backed securities may be backed by many types of assets and their payment of interest and repayment of principal largely depend on the cash flows generated by the assets backing them. The credit risk of a particular asset-backed security depends on many factors, as described under “Market Risk – Asset-Backed Securities” above.

The obligations of issuers also may be subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. A Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives Risk” below for more information regarding risks associated with the use of credit default swaps.

The extent to which the market price of a fixed income security changes in response to a credit event depends on a number of factors and can be difficult to predict. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If the issuer of floating rate securities experiences an adverse credit event, or a change occurs in its perceived creditworthiness, the market price of its securities could decline much more than would be predicted by their effective duration.

Credit risk is particularly pronounced for below investment grade securities (commonly referred to as “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade securities have speculative characteristics, often are less liquid than higher quality securities, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. Investments in distressed or defaulted instruments generally are considered speculative and may involve substantial risks not normally associated with investments in healthier companies including adverse business, financial or economic conditions that can lead to defaulted payments and insolvency proceedings. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments, and a Fund may incur additional expenses to seek recovery. If GMO’s evaluation of the eventual recovery value of a distressed or defaulted instrument should prove incorrect, a Fund may lose a substantial portion or all of its investment or it may be required to accept cash or instruments with a value less than the Fund’s original investment. In the event of default of sovereign debt, the Funds may be unable to pursue legal action against the sovereign issuer.

• ILLIQUIDITY RISK. Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or closing derivative positions at desirable prices. In addition to these risks, a Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). To the extent a Fund’s investments include asset-backed securities, distressed or defaulted instruments, emerging country debt securities, securities of companies with smaller market capitalizations, or emerging market securities, it is subject to increased illiquidity risk. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. In addition, TIPS have exhibited periods of greatly reduced liquidity when disruptions in fixed income markets have occurred, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

All of the Funds with benchmarks may buy securities that are less liquid than those in their benchmarks.

Risk Premium Fund’s ability to use options as part of its investment program depends on the liquidity of those instruments. In addition, a liquid market may not exist when Risk Premium Fund seeks to close out an option position. Also, the hours of trading for options on an exchange may not conform to the hours during which the securities held by Risk Premium Fund are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the markets for underlying securities that are not immediately reflected in the options markets. If Risk Premium Fund receives a redemption request and is unable to close out an option that it has sold, the Fund may temporarily be leveraged in relation to its assets.

• SMALLER COMPANY RISK. Companies with smaller market capitalizations, including small- and mid-cap companies, may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, may have inexperienced managers or depend on a few key employees. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. Market risk and illiquidity risk are particularly pronounced for securities of these companies.

• DERIVATIVES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include futures contracts, forward contracts, foreign currency contracts, swap contracts, contracts for differences, options on securities and indices, options on futures contracts, options on swap contracts, interest rate caps, floors and collars, reverse repurchase agreements, and other over-the-counter (“OTC”) contracts. Derivatives may relate to securities, commodities, currencies, currency exchange rates, interest rates, inflation rates, and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments GMO believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, a Fund will typically not receive the collateral for one or more days after the collateral is requested by the Fund.

The Funds may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, GMO may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk” above) and counterparty risk (see “Counterparty Risk” below), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk” below.

There is little case or other law interpreting the terms of most derivatives or characterizing their tax treatment. A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders.

Cleared Derivatives. The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. Because these requirements are new and evolving (and some of the rules are not yet final), its ultimate impact remains unclear.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Funds may be required to provide more margin for cleared derivatives positions than for bilateral derivatives positions. Also, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives position at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because (as described under “Counterparty Risk” below) margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member and typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the Fund could not execute all components of the package on the swap execution facility. In that case, the Fund would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Fund to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These rules and regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

Options. Some Funds, particularly Risk Premium Fund, are permitted to write options. The market price of written options will be affected by many factors, including changes in the market price or dividend rates of underlying securities (or in the case of indices, the securities comprising such indices); changes in interest rates or exchange rates; changes in the actual or perceived volatility of the relevant stock market and underlying securities; and the time remaining before an option’s expiration. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time prior to the option’s expiration, the writer of an American-style option has no control over when it may be required to fulfill its obligations as a writer of the option. (This risk is not present when writing a European-style option because the holder may only exercise the option on its expiration date.) If a Fund writes a call option and does not hold the underlying security or instrument, the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, GMO, and other funds advised by GMO may constitute such a group. These limits could restrict a Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While a Fund has greater flexibility to tailor an OTC option, OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to a Fund’s transactions in options, which could increase the amount of taxes payable by shareholders. In particular, a Fund’s options transactions potentially could cause a substantial portion of the Fund’s income to consist of net short-term capital gains, which, when distributed, are taxable to shareholders at ordinary income tax rates. Due to Risk Premium Fund’s primary investment strategy of selling put options on various stock indices, a substantial portion of that Fund’s income could consist of short-term capital gains.

Short Investment Exposure. Some Funds may make short sales as part of their investment programs in an attempt to increase their returns or for hedging purposes. Many Funds may make short sales “against the box,” meaning the Fund may make short sales where the Fund owns, or has the right to acquire at no added cost, securities or currencies identical to those sold short. Short sales expose a Fund to the risk that it will be required to acquire, convert, or exchange securities or currencies to replace the borrowed securities at a time when the securities or currencies sold short have appreciated in value, thus resulting in a loss to the Fund.

In addition, some Funds are permitted to engage in short sales of securities or currencies, including securities or currencies that they do not own. To do so, a Fund borrows a security (e.g., shares of an exchange-traded fund (“ETF”)) or currency from a broker and sells it to a third party. If a Fund engages in short sales of securities or currencies it does not own, it may have to pay a premium to borrow the securities or currencies and must pay to the lender any dividends or interest it receives on the securities or currencies while they are borrowed. In addition, purchasing securities or currencies to close out a short position can itself cause the price of the securities or currencies to rise further, thereby exacerbating any losses. A Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. Short sales of securities or currencies a Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. A Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to additional and more varied risks than Funds whose investments are limited to U.S. securities. Non-U.S. securities markets often include securities of only a limited number of companies in a limited number of industries. As a result, the market prices of many of the securities traded on those markets fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to the same degree of regulation as U.S. issuers. The reporting, accounting, custody and auditing standards to which those issuers are subject differ, in some cases significantly, from U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes and custodial costs. In addition, some jurisdictions may limit a Fund’s ability to profit from short-term trading (as defined in the relevant jurisdiction).

A Fund and/or its shareholders may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments and (iii) the repatriation of proceeds generated from the sale or other disposition of those investments. A Fund may seek to collect a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no economic benefit. A Fund’s decision to pursue a refund is in its sole discretion, and, particularly in light of the costs involved, it may decide not to pursue a refund, even if eligible. The outcome of a Fund’s pursuit of a refund is not predictable, and potential refunds generally are not reflected in the net asset value of a Fund.

Also, investing in non-U.S. securities exposes a Fund to the risk of nationalization, expropriation or confiscatory taxation of assets of their issuers, adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.

In some non-U.S. markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the United States with respect to brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Fluctuations in foreign currency exchange rates also will affect the market value of a Fund’s non-U.S. investments (see “Currency Risk” below).

U.S. investors are required to maintain a license to invest directly in many non-U.S. markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license is terminated or suspended, to obtain exposure to the market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of GMO’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of another of GMO’s clients could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the foreign currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position, will decline in value relative to the U.S. dollar. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss both on the hedging instrument and on the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk” below.

Many of the Funds use derivatives to take overweighted or underweighted currency positions relative to the currency exposure of their portfolios. As a result, their currency exposure may differ (in some cases significantly) from the currency exposure of their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money both on its holdings of a particular currency and on the derivative. See also “Non-U.S. Investment Risk” above.

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case GMO may decide to purchase U.S. dollars in a parallel market with an unfavorable exchange rate. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described below under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk” below).

• FOCUSED INVESTMENT RISK. Funds whose investments are focused in particular countries, regions, sectors, companies or industries that are subject to the same or similar risk factors or whose security prices have strong positive correlations (e.g., different industries within broad sectors, such as technology or financial services), or in securities from issuers that are subject to the same or similar risk factors, are subject to greater overall risk than funds whose investments are more diversified. A Fund that invests in the securities of a limited number of issuers is particularly exposed to adverse developments affecting those issuers, and a decline in the market price of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

A Fund that focuses its investments in a particular type of security or sector, or in securities of companies in a particular industry, is vulnerable to events affecting those securities, sectors, or companies. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically to (or related to) a particular geographic region, country (e.g., Taiwan or Japan) or particular market (e.g., emerging markets) have more exposure to regional and country economic risks than funds making investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in currency valuation in one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk” above.

Because Resources Fund concentrates its investments in the natural resources sector, it is particularly exposed to adverse developments, including adverse price movements, affecting issuers in the natural resources sector and is subject to greater risks than a fund that invests in a wider range of industries. In addition, the market prices of securities of companies in the natural resources sector may be more volatile than those of securities of companies in other industries. Some of the commodities used as raw materials or produced by these companies are subject to broad price fluctuations as a result of industry-wide supply and demand factors. Companies in the natural resources sector often have limited pricing power over supplies or for the products they sell, which can affect their profitability. Companies in the natural resources sector also may be subject to special risks associated with natural or man-made disasters. In addition, the natural resources sector can be especially affected by political and economic developments, government regulations including changes in tax law or interpretations of law, energy conservation, and the success of exploration projects. Specifically, the natural resource sector can be significantly affected by import controls, worldwide competition, changes in consumer sentiment and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. Resources Fund’s concentration in the securities of natural resource companies exposes it to the price movements of natural resources to a greater extent than if it were more broadly diversified. Because Resources Fund invests primarily in the natural resources sector, it runs the risk of performing poorly during an economic downturn or a decline in demand for natural resources.

Because Risk Premium Fund can have substantial exposure through a limited number of options contracts and because the Fund’s exposures may relate to relatively few stock indices, the Fund is subject to focused investment risk.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties maintain a specific rating by a nationally recognized rating organization to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions may not be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount). Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will still have contractual remedies (whether or not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time that events may occur that prevent settlement. Counterparty risk also is greater when a Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Significant exposure to a single counterparty increases a Fund’s counterparty risk. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have durations longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives has been and may continue to be affected by new rules and regulations affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives positions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in instruments permitted under the applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held in the omnibus account for the relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the Commodity Futures Trading Commission require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report the Funds’ initial margin, the Funds are subject to the risk that a clearing house will use a Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. The Funds are therefore subject to the risk that a clearing house will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that a Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Funds, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

• COMMODITIES RISK. Commodity prices can be extremely volatile and are affected by many factors. Exposure to commodities can cause the net asset value of a Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The value of commodity-related derivatives or indirect investments in commodities may fluctuate more than the commodity, commodities or commodity index to which they relate. See “Derivatives Risk” above for a discussion of certain specific risks of a Fund’s derivatives investments, including commodity-related derivatives.

• MERGER ARBITRAGE RISK. Some Funds may engage in merger arbitrage transactions, where a Fund will purchase securities at prices below GMO’s anticipated value of the cash, securities or other consideration to be paid or exchanged for such securities upon successful completion of a proposed merger, exchange offer, tender offer, or other similar transaction. Such purchase price may be substantially in excess of the market price of the securities prior to the announcement of the merger, exchange offer, tender offer, or other similar transaction.

If a Fund purchases securities in anticipation of a proposed merger, exchange offer, tender offer, or other similar transaction, and that transaction later appears unlikely to be consummated or in fact is not consummated or is delayed, the market price of the security purchased by the Fund may decline sharply and result in losses to the Fund if such securities are sold, transferred or exchanged for securities or cash, the value of which is less than the purchase price. There is typically asymmetry in the risk/reward payout of merger arbitrage strategies – the losses that can occur in the event of deal break-ups can far exceed the gains to be had if deals close successfully. The consummation of mergers, exchange offers, tender offers, and similar transactions can be prevented or delayed by a variety of factors, including regulatory and antitrust restrictions, political motivations, industry weakness, stock specific events, failed financings, and general market declines.

Merger arbitrage strategies depend for success on the overall volume of merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions. Merger arbitrage strategies are also subject to the risk of overall market movements. To the extent that a general increase or decline in equity market values affects the securities involved in a merger arbitrage position differently, the position may be exposed to loss.

In conjunction with merger arbitrage transactions, a Fund may make short sales of securities in an effort to maximize risk-adjusted returns. For example, when the terms of a proposed acquisition call for an exchange of securities, a Fund may sell short the securities of the acquiring company in order to protect against a decline in the market value of those securities prior to the acquisition’s completion. A Fund also may employ a variety of hedging strategies to protect against market fluctuations or other risks, and may use derivatives otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers.

At any given time, a Fund can become improperly hedged, which can lead to inadvertent market-related losses. Also, a Fund may not be able to hedge against market fluctuations or other risks, and market movements can result in losses to the Fund even if the proposed transaction is consummated. In addition, a Fund may sell short securities expected to be issued in a merger or exchange offer in anticipation of the short position being covered by delivery of such security when issued. If the merger or exchange offer is not consummated, the Fund may be forced to cover its short position by acquiring, converting, or exchanging securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Funds’ investments. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or reduce the value of investments traded in these markets, including investments of the Funds. While the U.S. government has honored its credit obligations continuously for the last 200 years, a default by the U.S. government or a downgrade of its credit rating would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the United States and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could negatively affect the Funds. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs for a period of time and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

• LARGE SHAREHOLDER RISK. If a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities to raise the cash needed to satisfy the redemption request. In addition, the Funds and other accounts over which GMO has investment discretion that invest in the Funds are not limited in how often they may purchase or sell Fund shares. GMO Asset Allocation Funds and separate accounts managed by GMO for its clients hold substantial percentages of the shares of many Funds, and asset allocation decisions by GMO may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for shareholders. They also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any) and may limit or prevent a Fund’s use of tax equalization. In addition, each Fund that invests in other GMO Funds subject to large shareholder risk is indirectly subject to this risk.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on GMO’s ability to achieve its investment objective. Each Fund runs the risk that GMO’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times. In the case of Tax-Managed International Equities Fund, GMO’s tax-management strategies may be ineffective or limited by market conditions, the timing of cash flows into and out of the Fund, and current or future in tax legislation and regulation.

For some Funds GMO uses quantitative analyses and models as part of its investment process. Any imperfections, errors, or limitations in those analyses and models could affect a Fund’s performance. By necessity, these analyses and models make simplifying assumptions that limit their effectiveness. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate or may not include the most recent information about a company or a security. The Funds also run the risk that GMO’s assessment of an investment may be wrong. There can be no assurance that key GMO personnel will continue to be employed by GMO. The loss of their services could have an adverse impact on GMO’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to the risk of loss as a result of other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors (both human and systematic) could prevent a Fund from benefiting from potential investment gains or avoiding losses. GMO is not contractually liable to the Funds for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have limitations on their liability to the Funds for losses resulting from their errors.

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies (such as the Funds) and their service providers (including GMO) may be prone to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, GMO, a sub-adviser, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While GMO has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). This means they are allowed to invest in the securities of relatively few issuers and/or foreign currencies. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

The following Funds are not diversified investment companies within the meaning of the 1940 Act:

•	Developed World Stock Fund
•	Quality Fund
•	Resources Fund
•	Risk Premium Fund
•	Tax-Managed International Equities Fund

Temporary Defensive Positions. Temporary defensive positions are positions that are inconsistent with a Fund’s principal investment strategies and that are taken in attempting to respond to adverse market, economic, political or other conditions. The Funds normally do not take temporary defensive positions. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Funds may use derivatives to gain long investment exposure to securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). A Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and GMO believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting their investment exposures, the Funds also may use currency derivatives in an attempt to adjust their currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which their equities are traded.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

The Funds may have investment exposures in excess of their net assets (i.e., they may be leveraged). While GMO expects that Risk Premium Fund’s option positions typically will be fully collateralized at the time when the Fund is selling them, from time to time the Fund may have investment exposures in excess of its net assets (i.e., it may be leveraged). For example, if Risk Premium Fund receives a redemption request and is unable to close out an option it had sold, the Fund may temporarily have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. Risk Premium Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

A Fund’s foreign currency exposure may differ significantly from the currencies in which its equities are traded.

Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

For Funds that held derivatives during the period ended November 30, 2014, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivatives and Objective for Use	Developed World Stock Fund	International Equity Fund	International Large/Mid Cap Equity Fund	International Small Companies Fund	Resources Fund	Risk Premium Fund	Tax-Managed International Equities Fund
Forward currency contracts
Adjust exposure to foreign currencies	X	X	X	X			X
Manage against anticipated currency exchange rate changes	X	X	X	X			X
Futures contracts
Adjust exposure to certain securities markets	X
Maintain the diversity and liquidity of the portfolio	X
Options (Written)
Substitute for direct equity investment						X
Rights and/or warrants
Received as a result of corporate actions	X	X	X	X	X		X

Forward currency contracts

The Funds may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market price of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

For the period ended November 30, 2014, investment activity in options contracts written by the Funds was as follows:

	Puts			Calls

	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Risk Premium Fund
Outstanding, beginning of period	—	10,202	$11,920,736	—	—	$—
Options written	—	101,351	117,166,633	—	—	—
Options bought back	—	(50,037)	(62,004,456)	—	—	—
Options expired	—	(50,260)	(58,277,307)	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	—	11,256	$8,805,606	—	—	$—

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the market of the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Funds value OTC options using inputs provided by primary pricing sources and industry models.

Swap contracts

The Funds may enter into various types of swap contracts, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal). Basis swaps are interest rate swaps that involve the exchange of two floating interest rate payments and may involve the exchange of two different currencies.

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. The values assigned to swap contracts may differ significantly from the values realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the fair valuations of derivative instruments categorized by risk exposure as of November 30, 2014:

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Developed World Stock Fund
Assets:
Investments, at value (rights and/or warrants)	$—	$168,139	$—	$—	$—	$168,139

Total	$—	$168,139	$—	$—	$—	$168,139

International Equity Fund
Assets:
Investments, at value (rights and/or warrants)	$—	$11,221,189	$—	$—	$—	$11,221,189

Total	$—	$11,221,189	$—	$—	$—	$11,221,189

International Large/Mid Cap Equity Fund
Assets:
Investments, at value (rights and/or warrants)	$—	$1,532,622	$—	$—	$—	$1,532,622

Total	$—	$1,532,622	$—	$—	$—	$1,532,622

International Small Companies Fund
Assets:
Investments, at value (rights and/or warrants)	$—	$43,141	$—	$—	$—	$43,141

Total	$—	$43,141	$—	$—	$—	$43,141

Risk Premium Fund
Liabilities:
Written Options, at value	$—	$(5,419,834)	$—	$—	$—	$(5,419,834)

Total	$—	$(5,419,834)	$—	$—	$—	$(5,419,834)

Tax-Managed International Equities Fund
Assets:
Investments, at value (rights and/or warrants)	$—	$351,559	$—	$—	$—	$351,559

Total	$—	$351,559	$—	$—	$—	$351,559

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

The average derivative activity, based on absolute values (forward currency contracts, futures contracts, rights and/or warrants) or number of contracts (options) outstanding at each month-end, was as follows for the period ended November 30, 2014:

Fund Name	Forward Currency Contracts ($)	Futures Contracts ($)	Options	Rights and/or Warrants ($)
Developed World Stock Fund	54,952,648	761,793	—	84,587
International Equity Fund	2,274,668,388	—	—	8,819,957
International Large/Mid Cap Equity Fund	365,033,475	—	—	1,051,778
International Small Companies Fund	66,689,057	—	—	489,642
Resources Fund	—	—	—	13,289
Risk Premium Fund	—	—	10,668	—
Tax-Managed International Equities Fund	55,839,202	—	—	243,817
For additional information regarding the Funds, please see the Funds’ most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 85.7%

	Brazil — 4.3%
300	Banco Bradesco SA	4,463
93,960	Banco do Brasil SA	1,086,190
100	BR Malls Participacoes SA	719
6,900	BR Properties SA	29,458
7,100	Brasil Brokers Participacoes SA	8,277
5,301	CETIP SA	68,576
10,800	Companhia de Saneamento Basico do Estado de Sao Paulo	80,889
16,089	Companhia de Saneamento Basico do Estado de Sao Paulo ADR	119,059
20,200	Companhia Siderurgica Nacional SA	47,727
19,200	Companhia Siderurgica Nacional SA Sponsored ADR	44,736
3,000	Cosan Ltd – Class A	27,450
1,500	CPFL Energia SA	11,527
700	CPFL Energia SA ADR	10,759
7,900	Cyrela Brazil Realty SA Empreendimentos e Participacoes	38,347
11,495	Duratex SA	37,602
18,500	Klabin SA	100,620
3,155	Localiza Rent a Car SA	43,053
3,700	LPS Brasil Consultoria de Imoveis SA	13,416
3,500	Multiplan Empreendimentos Imobiliarios SA	70,427
2,000	Multiplus SA	27,058
8,325	Raia Drogasil SA	79,198
19,100	Tim Participacoes SA	92,787
2,100	Ultrapar Participacoes SA	45,073
20,200	Vale SA Sponsored ADR	182,002

	Total Brazil	2,269,413

	China — 17.3%
1,019,802	Agricultural Bank of China Ltd – Class H	481,402
5,000	Anhui Conch Cement Co Ltd – Class H	16,821
595	Baidu Inc Sponsored ADR *	145,840
2,708,000	Bank of China Ltd – Class H	1,390,702
55,000	Belle International Holdings Ltd	62,591
9,500	Biostime International Holdings Ltd	22,640
50,000	Brilliance China Automotive Holdings Ltd	85,221
18,000	China Cinda Asset Management Co Ltd *	9,561
569,160	China Communications Services Corp Ltd – Class H	276,960
2,028,720	China Construction Bank – Class H	1,531,958
16,000	China Everbright International Ltd	24,475
9,560	China Gas Holdings Ltd	17,797
109,834	China Mobile Ltd	1,355,159
582	China Mobile Ltd Sponsored ADR	35,921
5,600	China Overseas Land & Investment Ltd	16,751
22,000	China Resources Land Ltd	55,440
83,500	China Shenhua Energy Co Ltd – Class H	236,683
995,900	China Telecom Corp Ltd – Class H	600,478
300	China Telecom Corp Ltd ADR	18,399
176,000	CNOOC Ltd	254,329

Shares	Description	Value ($)
	China — continued
1,249	CNOOC Ltd ADR	179,769
95,000	Geely Automobile Holdings Ltd	41,180
123,000	GOME Electrical Appliances Holdings Ltd	18,191
9,500	Great Wall Motor Co Ltd – Class H	48,017
38,000	Huaneng Power International Inc – Class H	44,655
19,400	Industrial and Commercial Bank of China Ltd – Class A	12,711
2,156,000	Industrial and Commercial Bank of China Ltd – Class H	1,454,521
19,000	Inner Mongolia Yitai Coal Co Ltd – Class B	28,591
14,000	Jiangxi Copper Co Ltd – Class H	25,115
2,000	Kerry Logistics Network Ltd	3,253
1,900	New Oriental Education & Technology Group Inc Sponsored ADR *	42,028
84,400	People’s Insurance Co Group of China Ltd	40,922
76,000	PICC Property & Casualty Co Ltd – Class H	152,530
5,000	Ping An Insurance (Group) Co of China Ltd – Class H	41,761
14,000	Shanghai Industrial Holdings Ltd	43,267
13,000	Shenzhou International Group Holdings Ltd	43,125
100	Sohu.com, Inc. *	5,061
2,000	TAL Education Group ADR *	61,440
18,000	Tong Ren Tang Technologies Co Ltd	24,781
1,000	Vipshop Holdings Ltd ADS *	22,860
38,000	Xinyi Glass Holdings Ltd	20,409
165,000	Yangzijiang Shipbuilding Holdings Ltd	155,186
12,000	Zhejiang Expressway Co Ltd – Class H	13,459
7,000	Zhuzhou CSR Times Electric Co Ltd – Class H	30,103

	Total China	9,192,063

	Czech Republic — 3.2%
44,781	CEZ AS	1,246,648
1,040	Komercni Banka AS	231,333
3,575	Pegas Nonwovens SA	104,430
282	Philip Morris CR AS	131,047

	Total Czech Republic	1,713,458

	Egypt — 2.5%
14,835	Alexandria Mineral Oils Co	148,448
36,806	ElSwedy Electric Co *	239,849
14,643	Global Telecom Holding GDR *	42,695
1,398,375	Orascom Telecom Media And Technology Holding SAE *	256,550
19,791	Oriental Weavers Co	154,497
34,712	Sidi Kerir Petrochemicals Co	85,311
131,908	South Valley Cement	149,984
125,763	Telecom Egypt Co	253,896

	Total Egypt	1,331,230

	France — 0.0%
4	Casino Guichard Perrachon SA	386

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	Hungary — 0.0%
6,522	Magyar Telekom Telecommunications Plc *	8,977

	India — 7.6%
5,817	Aban Offshore Ltd	51,046
2,929	Asian Paints Ltd	35,169
7,992	Aurobindo Pharma Ltd	140,594
5,579	Bank of Baroda (a)	100,278
11,428	Bank of India	52,805
3,637	Berger Paints India Ltd	23,088
20,003	Bharat Heavy Electricals Ltd	90,637
1,069	Cadila Healthcare Ltd	26,610
35,394	Cairn India Ltd	148,206
4,023	Canara Bank Ltd	26,674
2,409	CESC Ltd	27,565
1,002	Colgate-Palmolive India Ltd	30,043
1,041	Credit Analysis & Research Ltd	24,066
3,996	Dabur India Ltd	15,531
3,192	Dewan Housing Finance Corp Ltd	20,876
38,267	DLF Ltd	91,156
1,517	Emami Ltd	18,893
5,853	Federal Bank Ltd	14,327
10,500	GAIL India Ltd	82,712
42,866	HDFC Bank Ltd (a)	702,890
1,468	Hero MotoCorp Ltd	74,320
40,896	Hindalco Industries Ltd	114,556
600	ICICI Bank Ltd Sponsored ADR	35,334
11,987	IDFC Ltd (a)	31,498
4,980	Indiabulls Housing Finance Ltd	36,142
7,279	Indian Oil Corp Ltd	42,684
7,911	ITC Ltd	46,214
91,446	Jaiprakash Associates Ltd *	42,346
12,542	Kajaria Ceramics Ltd	119,941
6,007	Lupin Ltd (a)	145,794
4,265	Mahindra & Mahindra Ltd	90,968
1,620	Maruti Suzuki India Ltd (a)	87,607
1,069	Max India Ltd	6,331
25,799	Mphasis Ltd	168,110
55,410	NTPC Ltd	126,886
5,459	Oriental Bank of Commerce	26,804
8,203	Punjab National Bank Ltd (a)	141,701
71,179	Reliance Communications Ltd *	117,597
7,073	Reliance Infrastructure Ltd	69,140
1,871	Rural Electrification Corp Ltd	10,103
32,493	Sesa Sterlite Ltd	120,474
1,760	Sesa Sterlite Ltd ADR	25,942
200	State Bank of India	1,035
804	Supreme Industries Ltd	7,997
4,909	Syndicate Bank	10,275
14,976	Tata Motors Ltd	127,512
40,780	Tata Power Co Ltd	60,819
13,893	Tata Steel Ltd	105,656
4,452	Tech Mahindra Ltd	188,546
451	Ultratech Cement Ltd	18,013

Shares	Description	Value ($)
	India — continued
649	United Spirits Ltd *	28,511
5,684	Yes Bank Ltd	64,807

	Total India	4,016,829

	Indonesia — 3.1%
400,000	ACE Hardware Indonesia Tbk PT	26,376
547,200	Astra International Tbk PT	319,099
194,816	Bank Danamon Indonesia Tbk PT	67,149
73,372	Bank Mandiri Persero Tbk PT	63,383
24,816	First Real Estate Investment Trust	23,595
685,000	Global Mediacom Tbk PT	90,120
114,000	Indosat Tbk PT *	32,608
166,800	Kalbe Farma Tbk PT	23,934
850,800	Media Nusantara Citra Tbk PT	167,736
25,800	Perusahaan Gas Negara Persero Tbk PT	12,583
765,800	Telekomunikasi Indonesia Persero Tbk PT	177,537
14,000	Telekomunikasi Indonesia Persero Tbk PT Sponsored ADR	645,400
37,000	XL Axiata Tbk PT	15,468

	Total Indonesia	1,664,988

	Malaysia — 0.2%
37,812	CIMB Group Holdings Berhad	65,108
4,922	Hong Leong Bank Berhad	20,799
36,800	Media Prima Bhd	20,996

	Total Malaysia	106,903

	Mexico — 0.4%
18,096	Cemex SA de CV CPO *	22,419
2,720	Cemex SAB de CV Sponsored ADR *	34,027
6,500	Embotelladoras Arca SAB de CV	41,627
13,500	Fibra Uno Administracion SA de CV (REIT)	45,201
5,841	Grupo Financiero Banorte SAB de CV – Class O	33,090
3,700	Infraestructura Energetica Nova SAB de CV	21,703

	Total Mexico	198,067

	Panama — 0.1%
400	Copa Holdings SA – Class A	44,764

	Peru — 0.5%
24,937	Companhia de Minas Buenaventura SA ADR	230,667
900	Southern Copper Corp	26,955

	Total Peru	257,622

	Philippines — 1.0%
23,500	Aboitiz Power Corp	22,064
27,080	BDO Unibank Inc	65,829
1,950	GT Capital Holdings Inc	46,867
1,771,300	Lopez Holding Corp	271,563
19,100	Manila Water Co Inc	12,158
307	Philippine Long Distance Telephone Co	20,493
45,000	Puregold Price Club Inc	38,235

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	Philippines — continued
29,080	Robinsons Retail Holdings Inc	46,932
3,120	San Miguel Corp	5,388
7,030	Semirara Mining & Power Corp	21,827

	Total Philippines	551,356

	Poland — 3.5%
1,417	Bank Pekao SA	78,028
354	Jastrzebska Spolka Weglowa SA *	2,202
85	Jeronimo Martins SGPS SA	865
45,731	KGHM Polska Miedz SA	1,667,264
17,785	PGE SA	102,288

	Total Poland	1,850,647

	Qatar — 0.2%
9,676	Qatar Gas Transport Co Nakilat	63,657
963	Qatar National Bank	60,422

	Total Qatar	124,079

	Russia — 7.1%
6,700	CTC Media Inc	39,932
2,106	Eurasia Drilling Co Ltd GDR	37,758
44,716	Gazprom Neft – Class S *	142,720
6,614	Gazprom Neft JSC Sponsored ADR	107,324
160,989	Gazprom OAO Sponsored ADR	940,859
46,022	KamAZ *	27,724
2,865	Lenta Ltd *	22,355
14,639	Lukoil OAO Sponsored ADR	681,415
1,583	Mail.ru Group Ltd GDR (Registered Shares) *	36,634
744	MegaFon OAO GDR	15,348
12,072	Mobile Telesystems Sponsored ADR	147,520
13,117	Moscow Exchange	15,864
258	NovaTek OAO GDR	24,352
10,552	Rosneft OJSC GDR (Registered)	49,971
67,719	Sberbank Sponsored ADR	415,411
1,448	Sistema JSFC Sponsored GDR (Registered Shares)	8,314
80,183	Surgutneftegas Sponsored ADR	471,172
17,680	Tatneft Sponsored ADR	540,859
7,100	VimpelCom Ltd Sponsored ADR	37,275

	Total Russia	3,762,807

	South Africa — 1.1%
158,017	African Bank Investments Ltd (b)	14
686	Aspen Pharmacare Holdings Ltd	24,748
4,428	Coronation Fund Managers Ltd	44,231
3,630	Discovery Ltd	36,498
4,324	Exxaro Resources Ltd	43,433
19,394	Growthpoint Properties Ltd	48,504
4,536	Kumba Iron Ore Ltd	105,456
12,642	Life Healthcare Group Holdings Ltd	47,621
93	Sasol Ltd	3,872
800	Sasol Ltd Sponsored ADR	33,640

Shares	Description	Value ($)
	South Africa — continued
31,478	Telkom South Africa Ltd *	195,398

	Total South Africa	583,415

	South Korea — 15.4%
14,102	DGB Financial Group Inc	148,226
3,330	Dongbu Insurance Co Ltd	166,975
3,628	GS Holdings	135,834
9,313	Hana Financial Group Inc	283,043
14,727	Hanwha Corp	394,400
2,393	Hyundai Mobis	531,570
2,986	Hyundai Motor Co	479,718
66	Hyundai Wia Corp	10,464
38,890	Industrial Bank of Korea	526,525
5,103	INTOPS Co Ltd	65,990
16,613	Kia Motors Corp	831,048
36	Korea Zinc Co Ltd	13,857
16,400	KT Corp Sponsored ADR	242,064
3,403	Kwangju Bank *	30,222
5,201	Kyongnam Bank *	59,713
78	LG Chem Ltd	14,513
84	Lotte Chemical Corp	13,288
138	Lotte Shopping Co Ltd	37,322
23,790	Samho International Co Ltd *	269,475
233	Samsung Electro Mechanics Co Ltd	12,774
196	Samsung Electronics Co Ltd GDR	112,639
1,693	Samsung Engineering Co Ltd *	74,642
147	Samsung SDI Co Ltd	17,720
1,887	Samsung Electronics Co Ltd	2,186,235
695	Shinhan Financial Group Co Ltd	31,079
6,280	SK Innovation Co Ltd	484,309
20,839	SK Telecom Co Ltd ADR	590,369
40,668	Woori Bank *	392,750

	Total South Korea	8,156,764

	Spain — 0.5%
30,106	Banco Santander SA Sponsored ADR	267,943

	Taiwan — 9.9%
10,000	Advanced Semiconductor Engineering Inc	12,129
9,894	Advantech Co Ltd	67,695
66,000	Asustek Computer Inc	718,912
19,000	Catcher Technology Co Ltd	160,505
103,884	Chunghwa Telecom Co Ltd	312,708
915,577	Compal Electronics Inc	584,725
11,000	Delta Electronics Inc	66,392
45,745	E.Sun Financial Holding Co Ltd	28,951
27,914	Far EasTone Telecommunications Co Ltd	60,395
17,640	Foxconn Technology Co Ltd	49,250
5,000	Giant Manufacturing Co Ltd	43,916
250,832	Hon Hai Precision Industry Co Ltd	786,161
103,000	HTC Corp *	454,942
91,451	Lite-On Technology Corp	110,645
10,000	Lung Yen Life Service Corp	31,425

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	Taiwan — continued
6,176	MediaTek Inc	92,651
56,722	Mega Financial Holding Co Ltd	46,083
51,000	Pegatron Corp	118,241
21,000	Pou Chen Corp	25,374
6,100	Powertech Technology Inc	10,190
830,200	ProMOS Technologies Inc * (b)	—
90,715	Quanta Computer Inc	225,553
25,000	Siliconware Precision Industries Co	36,868
353,863	Taishin Financial Holding Co Ltd	163,884
25,308	Taiwan Mobile Co Ltd	80,449
12,600	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	295,722
41,880	TPK Holding Co Ltd	268,758
430,193	Wistron Corp	392,352
1,000	Wowprime Corp	9,424

	Total Taiwan	5,254,300

	Thailand — 3.4%
7,573	Advanced Info Service Pcl (Foreign Registered)	54,888
2,200	Airports of Thailand Pcl (Foreign Registered)	18,623
214,000	Bangkok Dusit Medical Services Pcl (Foreign Registered)	120,523
334,600	Banpu Pcl (Foreign Registered)	277,674
41,700	Chularat Hospital Pcl (Foreign Registered)	24,254
77,900	Electricity Generating Pcl (Foreign Registered)	404,637
184,095	Hemaraj Land and Development Pcl (Foreign Registered)	24,205
20,700	Intouch Holdings Pcl (Foreign Registered) (a)	49,794
1,600	Kasikornbank Pcl NVDR	12,038
51,922	PTT Pcl (Foreign Registered)	605,158
83,000	Quality Houses Pcl (Foreign Registered)	10,305
26,180	Ratchaburi Electricity Generating Holding Pcl (Foreign Registered)	49,242
312,533	Sansiri Pcl (Foreign Registered)	18,377
27,200	SPCG Pcl (Foreign Registered)	23,818
43,400	Thai Oil Pcl (Foreign Registered)	57,146
15,900	Tisco Financial Group Pcl (Foreign Registered)	22,378
74,400	TTW Pcl (Foreign Registered)	26,967
56,160	VGI Global Media Pcl (Foreign Registered)	22,062

	Total Thailand	1,822,089

	Turkey — 3.4%
63,113	Akbank TAS	255,690
13,936	Arcelik AS	89,126
6,623	Dogus Otomotiv Servis ve Ticaret AS	34,980
137,192	Emlak Konut Gayrimenkul Yatirim	174,353
4,152	Haci Omer Sabanci Holding AS	19,860
2,846	KOC Holding AS	16,026
2,353	Koza Altin Isletmeleri AS	13,684
7	Pegasus Hava Tasimaciligi AS *	102
11,080	Tofas Turk Otomobil Fabrikasi AS	78,904
72,715	Turk Telekomunikasyon AS	232,641

Shares	Description	Value ($)
	Turkey — continued
1,100	Turk Traktor ve Ziraat Makineleri AS	34,500
28,284	Turkcell Iletisim Hizmetleri AS *	179,408
600	Turkcell Iletisim Hizmetleri AS ADR *	9,522
64,240	Turkiye Garanti Bankasi AS	282,612
41,174	Turkiye IS Bankasi – Class C	114,270
21,932	Turkiye Vakiflar Bankasi TAO – Class D	50,333
15,759	Turkiye Halk Bankasi AS	112,080
40,838	Yapi ve Kredi Bankasi AS	97,897

	Total Turkey	1,795,988

	United Kingdom — 0.3%
1,777	British American Tobacco Plc	105,204
1,540	Unilever Plc	65,000
200	Unilever Plc Sponsored ADR	8,428

	Total United Kingdom	178,632

	United States — 0.5%
2,856	Colgate-Palmolive Co.	198,749
1,000	Yum! Brands, Inc.	77,250

	Total United States	275,999

	TOTAL COMMON STOCKS (COST $48,820,025)	45,428,719

	PREFERRED STOCKS — 11.8%

	Brazil — 6.1%
1,800	Banco Bradesco SA ADR	27,763
7,200	Banco Bradesco SA ADR	111,456
28,300	Banco do Estado do Rio Grande do Sul SA – Class B	165,176
42,400	Bradespar SA	249,290
63,183	Companhia Energetica de Minas Gerais	346,849
46,545	Companhia Energetica de Minas Gerais Sponsored ADR	256,928
2,000	Companhia Energetica de Sao Paulo – Class B	20,173
9,300	Gerdau SA	39,523
10,100	Gerdau SA Sponsored ADR	42,117
953	Gol Linhas Aereas Inteligentes SA ADR	5,480
18,700	Itau Unibanco Holding SA	281,428
119,007	Itausa-Investimentos Itau SA	486,263
38,000	Metalurgica Gerdau SA	192,456
39,500	Oi SA *	21,253
13,800	Telefonica Brasil SA	282,526
20,700	Telefonica Brasil SA ADR	425,592
6,400	Tim Participacoes SA ADR	155,840
14,200	Vale SA	110,728
1,730	Vale SA Sponsored ADR	13,442

	Total Brazil	3,234,283

	Russia — 4.3%
97,954	Sberbank *	103,449
1,230,046	Surgutneftegaz OJSC *	852,965

GMO Emerging Countries Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	Russia — continued
542	Transneft *	1,305,905

	Total Russia	2,262,319

	South Korea — 1.4%
3,733	Hyundai Motor Co	445,649
339	Samsung Electronics Co Ltd (Non-Voting)	321,803
7	Samsung Electronics Co Ltd GDR (Registered)	3,269

	Total South Korea	770,721

	Total PREFERRED STOCKS (COST $6,114,145)	6,267,323

	INVESTMENT FUNDS — 1.7%

	Thailand — 0.4%
322,500	BTS Rail Mass Transit Growth Infrastructure Fund	99,190
367,300	TRUE Telecommunication Growth Infrastructure Fund (Foreign Registered)	120,802

	Total Thailand	219,992

	United States — 1.3%
16,220	iShares MSCI Emerging Markets ETF	673,130

	Total INVESTMENT FUNDS (COST $910,409)	893,122

	RIGHTS/WARRANTS — 0.0%

	South Korea — 0.0%
2,945	DGB Financial Group Inc Rights, Expires 01/20/15 *	4,120

	Thailand — 0.0%
78,133	Sansiri PCL Warrants, Expires 12/31/49 *	—
14,040	VGI Global Media PCL Warrants, Expires 08/01/18 *	889

	Total Thailand	889

	TOTAL RIGHTS/WARRANTS (COST $7,110)	5,009

	MUTUAL FUNDS — 0.6%

	United States — 0.6%
	Affiliated Issuers
13,686	GMO U.S. Treasury Fund	342,155

	TOTAL MUTUAL FUNDS (COST $342,155)	342,155

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 0.1%

		Time Deposits — 0.1%
HKD	819	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.01%, due 12/01/14	106
USD	64,081	JPMorgan Chase (New York) Time Deposit, 0.06%, due 12/01/14	64,081

		Total Time Deposits	64,187

		Total Short-Term Investments (COST $64,187)	64,187

		TOTAL INVESTMENTS — 99.7% (Cost $56,258,031)	53,000,515
		Other Assets and Liabilities (net) — 0.3%	151,138

		TOTAL NET ASSETS — 100.0%	$53,151,653

Notes to Schedule of Investments:

ADR - American Depositary Receipt

ADS - American Depository Share

CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

MSCI - Morgan Stanley Capital International

NVDR - Non-Voting Depository Receipt

OJSC - Open Joint-Stock Company

REIT - Real Estate Investment Trust

*	Non-income producing security.

(a)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

(b)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

Currency Abbreviations:

HKD - Hong Kong Dollar

USD - United States Dollar

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 90.8%

	Belgium — 1.6%
354,753	Anheuser-Busch InBev NV	41,725,349

	Brazil — 5.1%
2,822,789	CETIP SA	36,516,809
2,705,200	Klabin SA	14,713,352
1,675,475	Localiza Rent a Car SA	22,863,569
4,343,521	LPS Brasil Consultoria de Imoveis SA	15,749,360
4,737,700	Raia Drogasil SA	45,070,815

	Total Brazil	134,913,905

	China — 14.6%
212,100	Alibaba Group Holding Ltd Sponsored ADR *	23,678,844
304,500	Baidu Inc Sponsored ADR *	74,635,995
29,223,900	Brilliance China Automotive Holdings Ltd	49,810,106
7,260,000	China Gas Holdings Ltd	13,515,139
2,157,500	China Mobile Ltd	26,619,770
114,100	China Mobile Ltd Sponsored ADR	7,042,252
17,727,000	Huaneng Power International Inc – Class H	20,831,768
13,805,000	Industrial & Commercial Bank of China Ltd – Class A	9,045,010
83,761,160	Industrial & Commercial Bank of China Ltd – Class H	56,508,513
1,727,370	Ping An Insurance (Group) Co of China Ltd – Class H	14,427,371
6,226,000	Shenzhou International Group Holdings Ltd	20,653,390
828,331	TAL Education Group ADR *	25,446,328
9,694,440	Tong Ren Tang Technologies Co Ltd	13,346,523
689,000	Vipshop Holdings Ltd ADS *	15,750,540
3,443,500	Zhuzhou CSR Times Electric Co Ltd – Class H	14,808,795

	Total China	386,120,344

	India — 22.2%
2,358,052	Ashoka Buildcon Ltd	5,253,510
1,483,374	Asian Paints Ltd	17,811,205
6,612,462	Century Plyboards India Ltd	17,982,542
1,206,803	CESC Ltd	13,808,955
664,578	Colgate-Palmolive India Ltd	19,926,222
519,860	Credit Analysis & Research Ltd	12,018,327
2,331,668	Dabur India Ltd	9,062,621
42,849	Eicher Motors Ltd	10,010,566
1,191,578	Emami Ltd	14,840,183
4,713,314	Federal Bank Ltd	11,537,193
1,917,407	Gayatri Projects Ltd (a)	4,909,553
2,982,930	Gujarat Pipavav Port Ltd *	7,790,205
7,420,316	HDFC Bank Ltd (b)	121,673,746
224,276	Hero MotoCorp Ltd	11,354,299

Shares	Description	Value ($)
	India — continued
964,323	Hindustan Petroleum Corp Ltd	9,299,416
493,438	ICICI Bank Ltd	13,896,889
73,454	ICICI Bank Ltd Sponsored ADR	4,325,706
4,345,249	ITC Ltd	25,383,879
981,648	J Kumar Infraprojects Ltd	6,880,167
2,455,636	JK Lakshmi Cement Ltd	15,421,170
569,314	Kaveri Seed Co Ltd	7,868,673
3,464,782	Lupin Ltd (b)	84,092,442
807,998	Maruti Suzuki India Ltd (b)	43,695,307
1,683,509	Repco Home Finance Ltd	14,751,012
1,308,667	Supreme Industries Ltd	13,016,189
1,245,980	Techno Electric & Engineering Co Ltd	7,023,682
323,904	Ultratech Cement Ltd	12,936,853
327,307	United Spirits Ltd *	14,378,781
3,167,029	Yes Bank Ltd	36,109,226

	Total India	587,058,519

	Indonesia — 4.1%
38,427,559	Bank Mandiri Persero Tbk PT	33,195,706
148,436,986	Kalbe Farma Tbk PT	21,298,685
27,351,700	Surya Citra Media Tbk PT	7,194,407
141,002,100	Telekomunikasi Indonesia Persero Tbk PT	32,688,853
34,364,100	XL Axiata Tbk PT	14,365,897

	Total Indonesia	108,743,548

	Malaysia — 1.5%
16,073,107	CIMB Group Holdings Berhad	27,676,013
22,234,644	Media Prima Bhd	12,685,856

	Total Malaysia	40,361,869

	Mexico — 3.2%
5,674,032	Cemex SA de CV CPO *	7,029,504
1,756,248	Cemex SAB de CV Sponsored ADR *	21,970,662
7,248,600	Fibra Uno Administracion SA de CV (REIT)	24,270,023
3,780,540	Grupo Financiero Banorte SAB de CV – Class O	21,417,290
1,899,000	Infraestructura Energetica Nova SAB de CV	11,138,618

	Total Mexico	85,826,097

	Nigeria — 0.4%
2,113,685	Nestle Nigeria Plc	10,173,257

	Panama — 1.1%
250,748	Copa Holdings SA – Class A	28,061,209

	Philippines — 5.5%
12,452,340	Aboitiz Power Corp	11,691,592
16,913,750	BDO Unibank Inc	41,115,877
1,142,354	Concepcion Industrial Corp	1,042,119

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	Philippines — continued
14,780,435	GMA Holdings Inc PDR	2,203,794
832,839	GT Capital Holdings Inc	20,016,808
119,260	Philippine Long Distance Telephone Co	7,960,966
64,300	Philippine Long Distance Telephone Co Sponsored ADR	4,295,240
20,303,500	Puregold Price Club Inc	17,251,332
16,033,640	Robinsons Retail Holdings Inc	25,876,304
4,804,321	Semirara Mining & Power Corp	14,916,499

	Total Philippines	146,370,531

	Poland — 1.4%
655,955	Bank Pekao SA	36,120,724

	Qatar — 2.1%
4,736,155	Qatar Gas Transport Co Nakilat	31,158,587
412,918	Qatar National Bank	25,908,013

	Total Qatar	57,066,600

	Russia — 1.3%
955,229	Global Ports Investments Plc GDR Reg S	4,951,747
1,589,925	Lenta Ltd *	12,406,048
696,607	Mail.ru Group Ltd GDR (Registered Shares) *	16,121,004

	Total Russia	33,478,799

	South Africa — 2.2%
344,156	Aspen Pharmacare Holdings Ltd	12,415,940
1,915,245	Coronation Fund Managers Ltd	19,131,173
7,014,052	Life Healthcare Group Holdings Ltd	26,421,275

	Total South Africa	57,968,388

	South Korea — 1.1%
289,099	Shinhan Financial Group Co Ltd	12,927,980
59,369	SK Telecom Co Ltd	15,119,813

	Total South Korea	28,047,793

	Switzerland — 2.1%
734,203	Nestle SA (Registered)	55,104,286

	Taiwan — 2.8%
22,647,706	E.Sun Financial Holding Co Ltd	14,333,408
2,060,000	Giant Manufacturing Co Ltd	18,093,327
4,807,000	Lung Yen Life Service Corp	15,106,182
32,632,000	Mega Financial Holding Co Ltd	26,511,434

	Total Taiwan	74,044,351

	Thailand — 5.5%
2,980,650	Advanced Info Service Pcl (Foreign Registered)	21,603,420
1,119,200	AEON Thana Sinsap Thailand Pcl NVDR	3,612,849
1,385,100	Airports of Thailand Pcl (Foreign Registered)	11,724,760

Shares	Description	Value ($)
	Thailand — continued
57,731,850	Bangkok Dusit Medical Services Pcl (Foreign Registered)	32,514,051
20,330,000	Chularat Hospital Pcl (Foreign Registered)	11,824,417
11,907,700	Intouch Holdings Pcl (Foreign Registered) (b)	28,644,097
1,093,800	Kasikornbank Pcl NVDR	8,229,146
14,598,500	SPCG Pcl (Foreign Registered)	12,783,159
10,475,500	Tisco Financial Group Pcl (Foreign Registered)	14,743,441

	Total Thailand	145,679,340

	Turkey — 0.6%
493,357	Turk Traktor ve Ziraat Makineleri AS	15,473,375

	United Arab Emirates — 0.8%
1,376,441	Al Noor Hospitals Group Plc	21,272,448

	United Kingdom — 3.7%
1,058,904	British American Tobacco Plc	62,690,163
14,900	British American Tobacco Plc Sponsored ADR	1,760,733
220,528	Unilever Plc Sponsored ADR	9,293,050
564,713	Unilever Plc	23,835,220

	Total United Kingdom	97,579,166

	United States — 7.4%
1,235,401	Abbott Laboratories	54,987,699
1,471,446	Colgate-Palmolive Co.	102,397,927
514,000	Yum! Brands, Inc.	39,706,500

	Total United States	197,092,126

	Vietnam — 0.5%
3,069,432	Viet Nam Dairy Products JSC	14,206,362

	TOTAL COMMON STOCKS (COST $2,256,281,394)	2,402,488,386

	PREFERRED STOCKS — 1.0%

	Brazil — 1.0%
920,400	Banco Bradesco SA	14,196,161
227,400	Gol Linhas Aereas Inteligentes SA *	1,332,562
1,702,549	Gol Linhas Aereas Inteligentes SA ADR	9,789,657

	Total Brazil	25,318,380

	TOTAL PREFERRED STOCKS (COST $20,552,416)	25,318,380

GMO Emerging Domestic Opportunities Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares / Par Value		Description	Value ($)
		INVESTMENT FUNDS — 5.4%

		China — 1.8%
	1,198,000	iShares China Large-Cap ETF	48,638,800

		Thailand — 3.5%
	107,028,284	BTS Rail Mass Transit Growth Infrastructure Fund	32,918,464
	13,625,100	CPN Commercial Growth Leasehold Property Fund	4,273,228
	34,421,700	TICON Industrial Growth Leasehold Property Fund (a)	11,642,071
	133,093,292	TRUE Telecommunication Growth Infrastructure Fund	43,773,198

		Total Thailand	92,606,961

		United States — 0.1%
	43,042	iShares MSCI Emerging Markets ETF	1,786,243

		TOTAL INVESTMENT FUNDS (COST $149,287,187)	143,032,004

		MUTUAL FUNDS — 2.3%

		United States — 2.3%
		Affiliated Issuers
	2,430,122	GMO U.S. Treasury Fund	60,753,043

		TOTAL MUTUAL FUNDS (COST $60,753,043)	60,753,043

		SHORT-TERM INVESTMENTS — 0.6%

		Time Deposits — 0.6%
GBP	28	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.09%, due 12/01/14	44
ZAR	994	Brown Brothers Harriman (Grand Cayman) Time Deposit, 4.25%, due 12/01/14	90
USD	5,102,055	DBS Bank LTD (Singapore) Time Deposit, 0.06%, due 12/01/14	5,102,055
USD	5,290,295	JPMorgan Chase (New York) Time Deposit, 0.06%, due 12/01/14	5,290,295
USD	5,290,295	Sumitomo (Tokyo) Time Deposit, 0.06%, due 12/01/14	5,290,295

		Total Time Deposits	15,682,779

		Total Short-Term Investments (COST $15,682,779)	15,682,779

		TOTAL INVESTMENTS — 100.1% (Cost $2,502,556,819)	2,647,274,592
		Other Assets and Liabilities (net) — (0.1%)	(3,142,007)

		TOTAL NET ASSETS — 100.0%	$2,644,132,585

Notes to Schedule of Investments:

ADR - American Depositary Receipt

ADS - American Depository Share

CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

ETF - Exchange-Traded Fund

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

MSCI - Morgan Stanley Capital International

NVDR - Non-Voting Depository Receipt

PDR - Philippine Depository Receipt

REIT - Real Estate Investment Trust

*	Non-income producing security.

(a)	Affiliated company.

(b)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

Currency Abbreviations:

GBP - British Pound

USD - United States Dollar

ZAR - South African Rand

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 83.5%

	Brazil — 7.2%
1,374,500	Aes Tiete SA	8,574,381
12,738,300	Banco do Brasil SA	147,256,407
5,155,100	Brasil Brokers Participacoes SA	6,009,610
609,543	CETIP SA	7,885,310
789,100	Cia de Saneamento de Minas Gerais-COPASA *	7,506,887
1,829,900	Companhia de Saneamento Basico do Estado de Sao Paulo	13,705,433
3,373,336	Companhia de Saneamento Basico do Estado de Sao Paulo ADR	24,962,686
2,857,780	Companhia Siderurgica Nacional SA	6,752,109
3,355,700	Companhia Siderurgica Nacional SA Sponsored ADR	7,818,781
1,940,700	Cosan Ltd – Class A	17,757,405
248,675	Cosan SA Industria e Comercio	3,092,864
1,396,973	CPFL Energia SA	10,735,262
427,100	CPFL Energia SA ADR	6,564,527
2,947,709	Duratex SA	9,642,388
3,812,500	EDP-Energias Do Brasil SA	15,013,061
1,200,400	Equatorial Energia SA	13,057,746
577,571	Grendene SA	3,884,477
846,437	Grupo BTG Pactual	9,867,425
3,897,074	Klabin SA	21,195,852
2,943,409	Light SA	23,628,981
377,056	Localiza Rent a Car SA	5,145,315
1,114,600	LPS Brasil Consultoria de Imoveis SA	4,041,476
388,300	Multiplus SA	5,253,333
989,700	Raia Drogasil SA	9,415,241
100,400	Sul America SA	497,136
3,246,600	Tim Participacoes SA	15,771,931
1,491,700	Tractebel Energia SA	20,163,845
2,738,651	Transmissora Alianca de Energia Eletrica SA	20,821,371
481,871	Ultrapar Participacoes SA	10,342,515
4,894,500	Vale SA Sponsored ADR	44,099,445

	Total Brazil	500,463,200

	China — 19.1%
179,620,590	Agricultural Bank of China Ltd – Class H	84,790,651
2,023,410	Aier Eye Hospital Group Co Ltd	8,473,690
47,500	Alibaba Group Holding Ltd Sponsored ADR *	5,302,900
1,540,538	Anhui Conch Cement Co Ltd	4,563,261
21,482,000	Anton Oilfield Services Group	5,637,844
64,000	Baidu Inc Sponsored ADR *	15,687,040
365,393,582	Bank of China Ltd – Class H	187,649,010
6,456,000	Brilliance China Automotive Holdings Ltd	11,003,803
14,992,200	Changsha Zoomlion Heavy Industry Science and Technology Development Co Ltd – Class H	8,910,589

Shares	Description	Value ($)
	China — continued
278,581	Changyou.com Ltd ADR *	6,463,079
23,637,550	China Communications Construction Co Ltd – Class H	23,634,115
58,298,200	China Communications Services Corp Ltd – Class H	28,368,601
6,503,608	China Construction Bank – Class A	4,974,061
268,777,306	China Construction Bank – Class H	202,963,241
7,399,160	China Everbright Ltd	17,082,238
1,606,587	China Gas Holdings Ltd	2,990,805
1,397,734	China International Travel Service Corp Ltd	9,581,599
1,702,137	China Life Insurance Co Ltd – Class A	6,256,650
1,190,000	China Machinery Engineering Corp – Class H	870,237
10,705,237	China Mobile Ltd	132,083,870
422,700	China Mobile Ltd Sponsored ADR	26,089,044
12,416,400	China Overseas Land & Investment Ltd	37,141,343
1,363,695	China Pacific Insurance Group Co Ltd – Class A	5,343,326
5,060,790	China Railway Construction Corp Ltd – Class A	7,176,686
2,729,520	China Railway Construction Corp Ltd – Class H	3,130,751
1,346,000	China Resources Land Ltd	3,391,910
9,176,550	China Shenhua Energy Co Ltd – Class H	26,011,147
65,784,800	China Telecom Corp Ltd – Class H	39,664,929
32,900	China Telecom Corp Ltd ADR	2,017,757
1,987,026	CITIC Securities Co Ltd – Class A	5,568,662
27,225,970	CNOOC Ltd	39,342,873
6,820	CNOOC Ltd ADR	981,603
1,095,320	Dongfeng Motor Group Co Ltd – Class H	1,668,223
11,306,250	Geely Automobile Holdings Ltd	4,900,987
4,317,543	Huaneng Power International Inc – Class A	4,676,783
3,882,400	Huaneng Power International Inc – Class H	4,562,377
2,586,600	Industrial and Commercial Bank of China Ltd – Class A	1,694,735
7,498,568	Industrial and Commercial Bank of China Ltd – Class A	4,925,760
289,957,347	Industrial and Commercial Bank of China Ltd – Class H	195,616,423
4,338,918	Jiangsu Expressway Co Ltd – Class A	4,529,332
9,470,650	Jiangxi Copper Co Ltd	16,989,447
163,275	Kweichow Moutai Co Ltd	4,138,333
300	Kweichow Moutai Co Ltd – Class A	7,584
27,672,800	Lonking Holdings Ltd	5,450,402
1,466,500	New China Life Insurance Co Ltd	6,628,372
7,013,500	PICC Property & Casualty Co Ltd – Class H	14,075,938
640,263	Ping An Insurance (Group) Co of China Ltd – Class A	5,165,880
389,200	Ping An Insurance (Group) Co of China Ltd – Class H	3,250,683

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	China — continued
2,927,665	SAIC Motor Corp Ltd – Class A	9,430,901
1,409,000	Shenzhou International Group Holdings Ltd	4,674,048
179,206	TAL Education Group ADR *	5,505,208
1,925,880	Tong Ren Tang Technologies Co Ltd	2,651,396
146,700	Vipshop Holdings Ltd ADS *	3,353,562
1,305,039	Weichai Power Co Ltd – Class A	4,633,555
2,028,816	Weifu High-Technology Group Co Ltd – Class A	8,700,618
49,518,780	Yangzijiang Shipbuilding Holdings Ltd	46,573,376
792,000	Zhuzhou CSR Times Electric Co Ltd – Class H	3,406,001

	Total China	1,330,357,239

	Colombia — 0.0%
328,713	Ecopetrol SA	339,537
37,400	Ecopetrol SA Sponsored ADR	758,846

	Total Colombia	1,098,383

	Czech Republic — 1.8%
3,882,585	CEZ AS	108,086,368
41,208	Komercni Banka AS	9,166,122
59,244	Pegas Nonwovens SA	1,730,591
8,522	Philip Morris CR AS	3,960,213

	Total Czech Republic	122,943,294

	Egypt — 0.6%
157,919	Alexandria Mineral Oils Co	1,580,235
2,107,760	Global Telecom Holding GDR *	6,145,592
48,682,056	Orascom Telecom Media and Technology Holding SAE *	8,931,338
2,038,182	Sidi Kerir Petrochemicals Co	5,009,184
8,588,510	Telecom Egypt Co	17,338,908

	Total Egypt	39,005,257

	Hungary — 0.3%
9,070,866	Magyar Telekom Telecommunications Plc *	12,484,581
68,092	MOL Hungarian Oil and Gas Plc	3,288,008
436,798	OTP Bank Plc	7,029,586

	Total Hungary	22,802,175

	India — 7.6%
769,097	Aban Offshore Ltd	6,749,118
1,802,833	Allahabad Bank	3,526,868
5,530,262	Andhra Bank	7,645,250
3,923,063	Ashok Leyland Ltd *	3,312,620
548,507	Ashoka Buildcon Ltd	1,222,020
301,853	Asian Paints Ltd	3,624,417
718,044	Aurobindo Pharma Ltd	12,631,724
415,646	Bank of Baroda (a)	7,470,894
372,105	Bank of India	1,719,376
89,791	Bayer Cropscience Ltd	4,132,548

Shares	Description	Value ($)
	India — continued
222,700	Berger Paints India Ltd	1,413,703
2,138,720	Bharat Heavy Electricals Ltd	9,690,951
293,728	Biocon Ltd	2,155,204
3,730,046	Cairn India Ltd	15,618,933
2,554,500	Canara Bank Ltd	16,937,516
1,337,135	Century Plyboards India Ltd	3,636,329
246,322	CESC Ltd	2,818,562
339,538	Coal India Ltd	1,943,216
137,942	Colgate-Palmolive India Ltd	4,135,952
106,469	Credit Analysis & Research Ltd	2,461,392
493,905	Dabur India Ltd	1,919,687
4,179,518	DLF Ltd	9,956,016
8,526	Eicher Motors Ltd	1,991,881
259,229	Emami Ltd	3,228,497
1,040,768	Federal Bank Ltd	2,547,579
1,162,592	GAIL India Ltd	9,158,153
634,908	Gujarat Pipavav Port Ltd *	1,658,123
5,195,223	HDFC Bank Ltd (a)	85,188,049
139,642	Hero MotoCorp Ltd	7,069,579
4,963,935	Hindalco Industries Ltd	13,904,802
219,277	Hindustan Petroleum Corp Ltd	2,114,590
4,632,927	Housing Development & Infrastructure Ltd *	6,241,881
398	ICICI Bank Ltd	11,209
65,300	ICICI Bank Ltd Sponsored ADR	3,845,517
356,941	Indiabulls Housing Finance Ltd	2,590,455
143,729	ING Vysya Bank Ltd	1,891,286
933,054	ITC Ltd	5,450,673
176,342	J Kumar Infraprojects Ltd	1,235,945
2,845,720	Jai Balaji Industries Ltd *	761,662
9,254,256	Jaiprakash Associates Ltd *	4,285,398
516,202	JK Lakshmi Cement Ltd	3,241,701
125,677	Kaveri Seed Co Ltd	1,737,023
1,125,726	Kiri Industries Ltd *	1,808,966
1,030,470	KSK Energy Ventures Ltd *	1,241,418
731,640	Lupin Ltd (a)	17,757,364
409,002	Mahindra & Mahindra Ltd	8,723,553
170,583	Maruti Suzuki India Ltd (a)	9,224,870
838,405	Mphasis Ltd	5,463,161
6,801,183	NMDC Ltd	15,301,538
6,103,831	NTPC Ltd	13,977,496
444,893	Oil India Ltd	4,260,311
1,288,714	Oriental Bank of Commerce	6,327,659
1,830,950	Punjab National Bank Ltd (a)	31,628,389
6,895,070	Reliance Communications Ltd *	11,391,564
792,114	Reliance Infrastructure Ltd	7,743,096
322,385	Repco Home Finance Ltd	2,824,758
1,851,656	Rural Electrification Corp Ltd	9,998,436
3,734,805	Sesa Sterlite Ltd	13,847,463
144,520	Sesa Sterlite Ltd ADR	2,130,225
16,350	State Bank of India	84,646
277,705	Supreme Industries Ltd	2,762,094
3,791,090	Syndicate Bank	7,934,768

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	India — continued
1,220,786	Tata Global Beverages Ltd	3,165,827
1,380,479	Tata Motors Ltd	11,753,940
4,761,997	Tata Power Co Ltd	7,102,054
1,578,147	Tata Steel Ltd	12,001,735
500,459	Tech Mahindra Ltd	21,194,811
244,764	Techno Electric & Engineering Co Ltd	1,379,753
70,468	Ultratech Cement Ltd	2,814,520
66,470	United Spirits Ltd *	2,920,065
661,456	Yes Bank Ltd	7,541,663

	Total India	527,182,442

	Indonesia — 1.4%
52,639,500	Bakrie Telecom Tbk PT *	163,905
8,153,318	Bank Mandiri Persero Tbk PT	7,043,256
1,135,675	First Real Estate Investment Trust	1,079,790
42,180,069	Gajah Tunggal Tbk PT	4,511,854
7,284,957	Global Mediacom Tbk PT	958,429
47,615,618	Harum Energy Tbk PT	6,554,109
3,617,091	Indo Tambangraya Megah Tbk PT	5,631,818
31,042,400	Kalbe Farma Tbk PT	4,454,162
3,182,432	Media Nusantara Citra Tbk PT	627,418
40,987,695	MNC Investama Tbk PT *	1,024,696
5,926,380	Sumber Alfaria Trijaya Tbk PT	255,031
5,931,100	Surya Citra Media Tbk PT	1,560,077
2,412,180	Tambang Batubara Bukit Asam Persero Tbk PT	2,595,101
128,655,392	Telekomunikasi Indonesia Persero Tbk PT	29,826,486
655,600	Telekomunikasi Indonesia Persero Tbk PT Sponsored ADR	30,223,160
3,782,785	Tempo Scan Pacific Tbk PT	960,968
7,573,600	XL Axiata Tbk PT	3,166,140

	Total Indonesia	100,636,400

	Malaysia — 0.2%
3,569,107	CIMB Group Holdings Berhad	6,145,586
5,600,495	Lion Industries Corp Berhad	927,190
5,911,814	Media Prima Bhd	3,372,953

	Total Malaysia	10,445,729

	Mexico — 0.3%
1,229,600	America Movil SAB de CV – Class L	1,448,276
3,364,826	Cemex SA de CV CPO *	4,168,651
159,792	Cemex SAB de CV Sponsored ADR *	1,998,998
1,600,900	Fibra Uno Administracion SA de CV (REIT)	5,360,191
710,700	Grupo Financiero Banorte SAB de CV – Class O	4,026,215
446,500	Infraestructura Energetica Nova SAB de CV	2,618,954

	Total Mexico	19,621,285

Shares	Description	Value ($)
	Nigeria — 0.0%
441,301	Nestle Nigeria Plc	2,124,001

	Panama — 0.1%
51,239	Copa Holdings SA – Class A	5,734,156

	Peru — 0.1%
227,116	Companhia de Minas Buenaventura SA ADR	2,100,823
248,627	Southern Copper Corp.	7,446,379

	Total Peru	9,547,202

	Philippines — 0.6%
2,363,263	Aboitiz Power Corp	2,218,885
3,601,516	BDO Unibank Inc	8,754,977
9,739,977	First Gen Corp	5,794,636
2,150,200	GMA Holdings Inc PDR	320,599
169,282	GT Capital Holdings Inc	4,068,596
18,608,250	Lopez Holding Corp	2,852,882
4,641,900	Manila Water Co Inc	2,954,749
38,712	Philippine Long Distance Telephone Co Sponsored ADR	2,585,962
4,367,688	Puregold Price Club Inc	3,711,106
3,505,620	Robinsons Retail Holdings Inc	5,657,635
986,005	Semirara Mining & Power Corp	3,061,357

	Total Philippines	41,981,384

	Poland — 3.5%
824,718	Asseco Poland SA	13,202,500
136,616	Bank Pekao SA	7,522,877
169,323	Energa SA	1,185,352
658,728	Jastrzebska Spolka Weglowa SA *	4,097,808
348,860	Jeronimo Martins SGPS SA	3,550,238
4,787,268	KGHM Polska Miedz SA	174,534,576
6,068,203	PGE SA	34,900,289
3,814	Powszechny Zaklad Ubezpieczen SA	542,716
4,571,323	Synthos SA	5,656,354
327,575	Tauron Polska Energia SA	504,816

	Total Poland	245,697,526

	Qatar — 0.2%
1,075,076	Qatar Gas Transport Co Nakilat	7,072,794
88,552	Qatar National Bank	5,556,082

	Total Qatar	12,628,876

	Russia — 7.7%
638,351	Aeroflot-Russian Airlines *	535,203
644,621	Bashneft OAO – Class S *	16,352,488
1,552,520	CTC Media Inc	9,253,019
97,483	Eurasia Drilling Co Ltd GDR	1,747,729
579,639	Gazprom Neft – Class S *	1,850,034
781,767	Gazprom Neft JSC Sponsored ADR	12,685,628
23,902,727	Gazprom OAO Sponsored ADR	139,693,369
269,991	Global Ports Investments Plc GDR Reg S	1,399,588

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	Russia — continued
409,873	Globaltrans Investment Plc Sponsored GDR	2,884,902
371,989	Lenta Ltd *	2,902,598
2,382,626	Lukoil OAO Sponsored ADR	110,906,342
147,362	Mail.ru Group Ltd GDR (Registered) *	3,410,278
164,839	MegaFon OAO GDR	3,400,440
998,300	Mobile Telesystems Sponsored ADR	12,199,226
6,674,265	Rosneft OJSC GDR (Registered)	31,607,263
9,787,542	Sberbank Sponsored ADR	60,040,081
863,123	Sistema JSFC Sponsored GDR (Registered)	4,955,971
13,072,407	Surgutneftegas Sponsored ADR	76,816,169
1,173,853	Tatneft Sponsored ADR	35,909,999
947,400	VimpelCom Ltd Sponsored ADR	4,973,850

	Total Russia	533,524,177

	South Africa — 1.1%
9,364,130	African Bank Investments Ltd (b)	845
70,233	Aspen Pharmacare Holdings Ltd	2,533,760
3,535,764	Capital Property Fund (REIT)	4,128,345
384,784	Coronation Fund Managers Ltd	3,843,565
1,072,916	Investec Ltd	9,972,766
1,171,091	Kumba Iron Ore Ltd	27,226,291
1,686,246	Life Healthcare Group Holdings Ltd	6,351,930
2,784,495	Telkom South Africa Ltd *	17,284,582
506,997	Wilson Bayly Holmes-Ovcon Ltd	5,512,090

	Total South Africa	76,854,174

	South Korea — 11.1%
282,703	Daou Technology Inc	2,997,632
322,875	DGB Financial Group Inc	3,393,730
90,207	Dongbu Insurance Co Ltd	4,523,215
80,580	GS Holdings	3,016,953
659,940	Hana Financial Group Inc	20,057,054
12,285	Hankook Tire Co Ltd	607,122
647,075	Hankook Tire WorldwideCo Ltd	12,420,970
429,233	Hanwha Corp	11,495,170
99,021	Hyundai Marine & Fire Insurance Co Ltd	2,378,227
269,696	Hyundai Mobis	59,908,995
298,174	Hyundai Motor Co	47,903,375
377,693	Iljin Holdings Co Ltd	2,059,408
2,110,949	Industrial Bank of Korea	28,579,766
1,715,149	Kia Motors Corp	85,798,526
56,018	Kolon Industries Inc	2,363,757
3,705	Korea Zinc Co Ltd	1,426,078
146,540	KT Corp	4,319,191
1,038,900	KT Corp Sponsored ADR	15,334,164
151,680	LIG Insurance Co Ltd	3,573,656
94,643	Lumens Co Ltd *	522,202
821,821	Magnachip Semiconductor Corp *	10,009,780
198,751	Neowiz Games Corp *	3,851,238
173,111	S-Oil Corp	6,565,812

Shares	Description	Value ($)
	South Korea — continued
21,237	Samsung Electronics Co Ltd GDR (Registered)	12,204,670
228,944	Samsung Electronics Co Ltd	265,249,262
175,905	Seoyeon Co Ltd	2,515,246
70,114	SFA Engineering Corp	3,142,434
87,563	Shinhan Financial Group Co Ltd	3,915,658
796,223	SK Innovation Co Ltd	61,404,107
98,146	SK Telecom Co Ltd	24,995,354
1,263,300	SK Telecom Co Ltd ADR	35,789,289
2,769,542	Woori Bank *	26,746,784
1,302,940	Yuanta Securities Korea *	4,804,370

	Total South Korea	773,873,195

	Sri Lanka — 0.1%
56,488,971	Anilana Hotels & Properties Ltd * (c)	3,450,927

	Taiwan — 11.0%
1,025,522	Advantech Co Ltd	7,016,681
6,603,940	AmTRAN Technology Co Ltd	3,559,131
8,256,120	Asustek Computer Inc	89,930,712
311,000	Casetek Holdings Ltd	1,919,688
11,544,630	China Petrochemical Development Corp *	3,312,469
3,827,590	Chong Hong Construction Co Ltd	8,238,528
5,723,529	Chunghwa Telecom Co Ltd	17,228,752
84,681,111	Compal Electronics Inc	54,080,785
1,075,590	Delta Electronics Inc	6,491,919
27,739,374	E.Sun Financial Holding Co Ltd	17,555,852
654,000	Elitegroup Computer Systems Co Ltd	546,647
4,011,084	Far EasTone Telecommunications Co Ltd	8,678,357
7,845,756	Foxconn Technology Co Ltd	21,904,838
1,624,200	Fubon Financial Holding Co Ltd	2,654,826
408,410	Giant Manufacturing Co Ltd	3,587,134
478,000	Gigabyte Technology Co Ltd	545,894
7,498,965	Highwealth Construction Corp	14,220,819
33,854,143	Hon Hai Precision Industry Co Ltd	106,106,058
8,284,000	HTC Corp *	36,589,676
6,698,600	Inventec Co Ltd	4,455,697
22,117,827	Lite-On Technology Corp	26,760,082
1,140,000	Lung Yen Life Service Corp	3,582,494
1,278,748	Makalot Industrial Co Ltd	6,469,963
269,030	MediaTek Inc	4,035,928
7,080,040	Mega Financial Holding Co Ltd	5,752,084
639,810	Novatek Microelectronics Corp Ltd	3,610,391
12,759,470	Pegatron Corp	29,582,290
1,363,580	Phison Electronics Corp	9,116,703
14,804,811	Powertech Technology Inc	24,731,718
24,282,550	Quanta Computer Inc	60,375,830
9,647,870	Radiant Opto-Electronics Corp	31,580,227
4,115,720	Realtek Semiconductor Corp	13,692,502
333,000	Ruentex Development Co Ltd	518,839
316,000	Ruentex Industries Ltd	637,248
2,733,780	Simplo Technology Co Ltd	14,005,736
1,641,060	Synnex Technology International Corp	2,383,891

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	Taiwan — continued
16,125,680	Taishin Financial Holding Co Ltd	7,468,265
179,200	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	4,205,824
3,068,352	Taiwan Surface Mounting Technology Corp	4,098,234
5,005,830	TPK Holding Co Ltd	32,124,035
3,599,160	Tripod Technology Corp	7,120,260
57,421,705	Wistron Corp	52,370,751
156,527	Wowprime Corp	1,475,123
3,026,050	WPG Holdings Co Ltd	3,514,009
2,548,670	Yungtay Engineering Co Ltd	5,850,036

	Total Taiwan	763,686,926

	Thailand — 3.6%
677,224	Advanced Info Service Pcl (Foreign Registered)	4,908,444
247,400	AEON Thana Sinsap Thailand Pcl NVDR	798,623
293,400	Airports of Thailand Pcl (Foreign Registered)	2,483,607
16,388,966	Bangchak Petroleum Pcl (Foreign Registered)	17,710,404
24,061,060	Bangkok Dusit Medical Services Pcl (Foreign Registered)	13,550,969
61,012,843	Banpu Pcl (Foreign Registered)	50,632,547
4,739,400	Chularat Hospital Pcl (Foreign Registered)	2,756,549
4,159,071	Electricity Generating Pcl (Foreign Registered)	21,603,503
3,926,601	Glow Energy Pcl (Foreign Registered)	11,687,119
2,511,851	Intouch Holdings Pcl (Foreign Registered) (a)	6,042,284
231,800	Kasikornbank Pcl NVDR	1,743,935
404,145	PTT Exploration & Production Pcl (Foreign Registered)	1,667,492
5,255,834	PTT Pcl (Foreign Registered)	61,257,498
4,754,802	Ratchaburi Electricity Generating Holding Pcl (Foreign Registered)	8,943,382
10,046,250	Saha Pathana Inter-Holding Pcl (Foreign Registered)	7,648,342
100,359,523	Sansiri Pcl (Foreign Registered)	5,901,226
2,877,100	SPCG Pcl (Foreign Registered)	2,519,329
11,397,383	Thai Oil Pcl (Foreign Registered)	15,007,385
2,261,400	Tisco Financial Group Pcl (Foreign Registered)	3,182,742
30,566,550	TTW Pcl (Foreign Registered)	11,078,952

	Total Thailand	251,124,332

	Turkey — 5.0%
7,070,696	Akbank TAS	28,645,595
22,805,518	Asya Katilim Bankasi AS *	7,294,971
1,609,100	Aygaz AS	7,175,496
1,713,910	Dogus Otomotiv Servis ve Ticaret AS	9,052,196
12,326,725	EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	13,013,075

Shares	Description	Value ($)
	Turkey — continued
24,032,327	Emlak Konut Gayrimenkul Yatirim (REIT)	30,541,844
5,198,161	Gubre Fabrikalari TAS	12,126,001
926,189	Haci Omer Sabanci Holding AS	4,430,091
6,299,101	Ipek Dogal Enerji Kaynaklari Ve Uretim AS *	4,593,894
1,369,302	Koza Altin Isletmeleri AS	7,963,292
12,145,804	Koza Anadolu Metal Madencilik Isletmeleri AS *	9,484,912
8,064,166	Tekfen Holding AS *	21,925,256
7,110,636	Turk Telekomunikasyon AS	22,749,444
227,109	Turk Traktor ve Ziraat Makineleri AS	7,122,921
6,070,396	Turkcell Iletisim Hizmetleri AS *	38,505,042
61,700	Turkcell Iletisim Hizmetleri AS ADR *	979,179
6,055,105	Turkiye Garanti Bankasi AS	26,638,354
16,417,296	Turkiye IS Bankasi – Class C	45,562,908
4,933,649	Turkiye Vakiflar Bankasi TAO – Class D	11,322,513
2,016,384	Turkiye Halk Bankasi AS	14,340,801
8,850,848	Yapi ve Kredi Bankasi AS	21,217,368

	Total Turkey	344,685,153

	United Arab Emirates — 0.2%
305,655	Al Noor Hospitals Group Plc	4,723,799
28,466,385	Dana Gas PJSC *	4,729,044
7,578,221	Eshraq Properties Co PJSC *	2,141,028

	Total United Arab Emirates	11,593,871

	United Kingdom — 0.3%
220,568	British American Tobacco Plc	13,058,260
10,277	British American Tobacco Plc Sponsored ADR	1,214,433
117,015	Unilever Plc	4,938,931
47,000	Unilever Plc Sponsored ADR	1,980,580

	Total United Kingdom	21,192,204

	United States — 0.4%
317,624	Colgate-Palmolive Co.	22,103,454
108,156	Yum! Brands, Inc.	8,355,051

	Total United States	30,458,505

	Vietnam — 0.0%
568,188	Viet Nam Dairy Products JSC	2,629,765

	TOTAL COMMON STOCKS (COST $6,122,744,518)	5,805,341,778

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	PREFERRED STOCKS — 12.8%

	Brazil — 7.7%
3,624,800	AES Tiete SA	27,078,062
384,400	Banco Bradesco SA	5,928,949
397,900	Banco Bradesco SA ADR	6,159,492
3,114,200	Banco do Estado do Rio Grande do Sul SA – Class B	18,176,336
826,748	Bradespar SA	4,860,853
1,063,064	Companhia de Transmissao de Energia Eletrica Paulista	16,160,347
7,745,920	Companhia Energetica de Minas Gerais Sponsored ADR	42,757,478
1,280,500	Companhia Energetica de Sao Paulo – Class B	12,915,584
1,149,500	Companhia Paranaense de Energia – Class B	15,820,555
1,022,400	Companhia Paranaense de Energia Sponsored ADR	14,190,912
9,087,923	Companhia Energetica de Minas Gerais	49,889,060
4,258,700	Eletropaulo Metropolitana SA	15,391,991
1,981,416	Gerdau SA	8,420,545
3,797,888	Gerdau SA Sponsored ADR	15,837,193
318,587	Gol Linhas Aereas Inteligentes SA *	1,866,917
94,621	Gol Linhas Aereas Inteligentes SA ADR	544,071
1,958,100	Itau Unibanco Holding SA	29,468,647
73,473	Itau Unibanco Holding SA ADR	1,106,503
12,873,669	Itausa-Investimentos Itau SA	52,601,927
4,235,281	Metalurgica Gerdau SA	21,450,104
27,542,616	Oi SA *	14,819,116
1,437,603	Oi SA ADR *	747,697
1,950,000	Telefonica Brasil SA	39,922,218
3,543,130	Telefonica Brasil SA ADR	72,846,753
934,400	Tim Participacoes SA ADR	22,752,640
3,291,800	Vale SA	25,668,558

	Total Brazil	537,382,508

	Russia — 3.6%
27,193,149	Sberbank *	28,718,685
166,050,541	Surgutneftegaz OJSC *	115,146,253
12,100	Surgutneftegaz Sponsored ADR	82,885
43,556	Transneft *	104,944,671

	Total Russia	248,892,494

	South Korea — 1.5%
258,337	Hyundai Motor Co	30,840,487
129,136	Hyundai Motor Co	14,929,016
62,289	Samsung Electronics Co Ltd (Non-Voting)	59,129,189
713	Samsung Electronics Co Ltd GDR (Registered)	333,034

	Total South Korea	105,231,726

	TOTAL PREFERRED STOCKS (COST $895,545,972)	891,506,728

Shares	Description	Value ($)
	INVESTMENT FUNDS — 2.2%

	China — 0.0%
245,374	The China A Share Fund Ltd – Class S2 * (b) (d)	2,300,502

	India — 0.1%
10,189	Fire Capital Mauritius Private Fund * (b) (d)	8,208,605
1,371,900	TDA India Technology Fund II LP * (b) (d)	443,526

	Total India	8,652,131

	Poland — 0.0%
1,749,150	Templeton EE FD * (b) (d)	195,901

	Russia — 0.1%
5,452,004	NCH Eagle Fund LP * (b) (d)	3,050,745

	Thailand — 0.3%
23,007,875	BTS Rail Mass Transit Growth Infrastructure Fund	7,076,484
2,701,562	CPN Commercial Growth Leasehold Property Fund	847,288
2,666,100	TICON Industrial Growth Leasehold Property Fund	901,726
28,668,000	TRUE Telecommunication Growth Infrastructure Fund	9,428,650

	Total Thailand	18,254,148

	United States — 1.7%
2,845,972	iShares MSCI Emerging Markets ETF	118,107,838

	TOTAL INVESTMENT FUNDS (COST $157,113,176)	150,561,265

	RIGHTS/WARRANTS — 0.0%

	South Korea — 0.0%
67,439	DGB Financial Group Inc Rights, Expires 01/20/15 *	94,346

	Thailand — 0.0%
42,563,506	Sansiri PCL Warrants, Expires 12/31/49 *	—

	TOTAL RIGHTS/WARRANTS (COST $155,816)	94,346

	MUTUAL FUNDS — 1.2%

	United States — 1.2%
	Affiliated Issuers
3,428,026	GMO U.S. Treasury Fund	85,700,645

	TOTAL MUTUAL FUNDS (COST $85,700,645)	85,700,645

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Par Value		Description	Value ($)
		SHORT-TERM INVESTMENTS — 0.6%

		Time Deposits — 0.5%
ZAR	11,069	Brown Brothers Harriman (Grand Cayman) Time Deposit, 4.25%, due 12/01/14	999
USD	5,022,599	DBS Bank LTD (Singapore) Time Deposit, 0.06%, due 12/01/14	5,022,599
USD	14,081,125	JPMorgan Chase (New York) Time Deposit, 0.06%, due 12/01/14	14,081,125
USD	14,081,125	Sumitomo (Tokyo) Time Deposit, 0.06%, due 12/01/14	14,081,125

		Total Time Deposits	33,185,848

Par Value	Description	Value ($)
	U.S. Government — 0.1%
5,000,000	U.S. Treasury Bill, 0.05%, due 04/09/15 (e) (f)	4,999,150

	TOTAL SHORT-TERM INVESTMENTS (COST $38,185,037)	38,184,998

	TOTAL INVESTMENTS — 100.3% (Cost $7,299,445,164)	6,971,389,760
	Other Assets and Liabilities (net) — (0.3%)	(19,218,197)

	TOTAL NET ASSETS — 100.0%	$6,952,171,563

Additional information on each restricted security is as follows:

Issuer Description	Acquisition Date	Acquisition Cost	Value as a Percentage of Fund’s Net Assets	Value as of November 30, 2014
The China A Share Fund Ltd – Class S2	4/23/10	$2,453,738	0.03%	$2,300,502
Fire Capital Mauritius Private Fund	12/12/06-10/26/09	10,189,080	0.12%	8,208,605
NCH Eagle Fund LP	4/6/09	5,452,004	0.04%	3,050,745
TDA India Technology Fund II LP	2/23/00-3/23/04	—	0.01%	443,526
Templeton EE FD	12/05/97-6/24/02	471,720	0.00%	195,901

				$14,199,279

A summary of outstanding financial instruments at November 30, 2014 is as follows:

Swap Contracts

Total Return Swaps

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund (Pays)/Receives	Net Unrealized Appreciation/ (Depreciation)
5,748,550	USD	2/5/2015	CSI	Depreciation of Total Return on Acer Inc + (3 Month BBA USD LIBOR minus 4.00%)	Appreciation of Total Return on Acer Inc	$(352,954)
3,802,200	USD	2/25/2015	CSI	Depreciation of Total Return on Acer Inc + (3 Month BBA USD LIBOR minus 4.00%)	Appreciation of Total Return on Acer Inc	(2,460)
33,913,600	USD	12/16/2014	CSI	Depreciation of Total Return on Astra International + (3 Month BBA USD LIBOR minus 4.00%)	Appreciation of Total Return on Astra International	(1,008,896)
27,192,842	USD	12/10/2014	MSCI	Depreciation of Total Return on Asustek Computer Inc + (Monthly Fed Funds Rate minus 1.00%)	Appreciation of Total Return on Asustek Computer Inc	1,748,278
15,488,900	USD	2/24/2015	CSI	Depreciation of Total Return on HTC Corp + (3 Month BBA USD LIBOR minus 3.00%)	Appreciation of Total Return on HTC Corp	(24,955)

GMO Emerging Markets Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2014 (Unaudited)

Total Return Swaps (continued)

Notional Amount		Expiration Date	Counterparty	Fund Pays	Fund (Pays)/Receives	Net Unrealized Appreciation/ (Depreciation)
9,706,400	USD	12/10/2014	CSI	Depreciation of Total Return on HTC Corp + (3 Month BBA USD LIBOR minus 4.00%)	Appreciation of Total Return on HTC Corp	$115,475

						$474,488

				Premiums to (Pay) Receive		$—

As of November 30, 2014, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

ADR - American Depositary Receipt

ADS - American Depository Share

BBA - British Banks Association

CPO - Ordinary Participation Certificate (Certificado de Participacion Ordinares), representing a bundle of shares of the multiple series of one issuer that trade together as a unit.

ETF - Exchange-Traded Fund

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GDR - Global Depository Receipt

JSC - Joint-Stock Company

LIBOR - London Interbank Offered Rate

NVDR - Non-Voting Depository Receipt

OJSC - Open Joint-Stock Company

PJSC - Private Joint-Stock Company

PDR - Philippine Depository Receipt

Reg S - Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT - Real Estate Investment Trust

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

*	Non-income producing security.

(a)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

(b)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(c)	Affiliated company.

(d)	Private placement securities are restricted as to resale.

(e)	The rate shown represents yield-to-maturity.

(f)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

Counterparty Abbreviations:

CSI - Credit Suisse International

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

USD - United States Dollar

ZAR - South African Rand

GMO Taiwan Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 99.1%

	Taiwan — 99.1%
3,968,000	AmTRAN Technology Co Ltd	2,138,516
1,524,323	Asustek Computer Inc	16,603,859
448	Catcher Technology Co Ltd	3,785
7,529,000	China Petrochemical Development Corp *	2,160,275
1,461,621	Chong Hong Construction Co Ltd	3,146,002
1,716,132	Chunghwa Telecom Co Ltd	5,165,836
7,765,486	Compal Electronics Inc	4,959,354
475,000	Delta Electronics Inc	2,866,949
7,981,247	E.Sun Financial Holding Co Ltd	5,051,217
1,564,767	Far EasTone Telecommunications Co Ltd	3,385,520
840	Foxconn Technology Co Ltd	2,345
1,273,000	Fubon Financial Holding Co Ltd	2,080,774
272,500	Giant Manufacturing Co Ltd	2,393,413
2,307,325	Highwealth Construction Corp	4,375,544
7,173,060	Hon Hai Precision Industry Co Ltd	22,481,890
1,267,028	HTC Corp *	5,596,348
259	Lite-On Technology Corp	313
714,000	Lung Yen Life Service Corp	2,243,772
554,037	Makalot Industrial Co Ltd	2,803,210
158,596	MediaTek Inc	2,379,222
3,255,609	Mega Financial Holding Co Ltd	2,644,976
429,995	Novatek Microelectronics Corp Ltd	2,426,424
2,000	Pegatron Corp	4,637
484,000	Phison Electronics Corp	3,235,956
3,860,475	Powertech Technology Inc	6,448,997
2,235,856	Quanta Computer Inc	5,559,204
2,241,670	Radiant Opto-Electronics Corp	7,337,625
1,264,870	Realtek Semiconductor Corp	4,208,069
828,000	Simplo Technology Co Ltd	4,242,020
1,424,000	Synnex Technology International Corp	2,068,578
6,367,684	Taishin Financial Holding Co Ltd	2,949,057
543,158	Taiwan Mobile Co Ltd	1,726,579
175,600	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	4,121,332
1,680,640	Taiwan Surface Mounting Technology Corp	2,244,741
1,272,358	TPK Holding Co Ltd	8,165,134
1,469,000	Tripod Technology Corp	2,906,140
2,265,000	Unimicron Technology Corp	1,664,378
4,647,418	Wistron Corp	4,238,620
194,662	Wowprime Corp	1,834,511
1,942,000	WPG Holdings Co Ltd	2,255,153
1,165,152	Yungtay Engineering Co Ltd	2,674,407

	Total Taiwan	162,794,682

	TOTAL COMMON STOCKS (COST $153,799,151)	162,794,682

Shares / Par Value		Description	Value ($)
		MUTUAL FUNDS — 0.5%

		United States — 0.5%
		Affiliated Issuers
	35,288	GMO U.S. Treasury Fund	882,197

		TOTAL MUTUAL FUNDS (COST $882,197)	882,197

		SHORT-TERM INVESTMENTS — 0.1%

		Time Deposit — 0.1%
USD	155,399	JPMorgan Chase (New York) Time Deposit, 0.06%, due 12/01/14	155,399

		Total Time Deposits	155,399

		TOTAL SHORT-TERM INVESTMENTS (COST $155,399)	155,399

		TOTAL INVESTMENTS — 99.7% (Cost $154,836,747)	163,832,278
		Other Assets and Liabilities (net) — 0.3%	508,898

		TOTAL NET ASSETS — 100.0%	$164,341,176

Notes to Schedule of Investments:

ADR - American Depositary Receipt

*	Non-income producing security.

Currency Abbreviations:

USD - United States Dollar

As of November 30, 2014, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Emerging Countries Fund	58,360,754	4,816,487	(10,176,726)	(5,360,239)
Emerging Domestic Opportunities Fund	2,517,365,657	236,829,671	(106,920,736)	129,908,935
Emerging Markets Fund	7,454,808,590	548,472,337	(1,031,891,167)	(483,418,830)
Taiwan Fund	157,013,123	12,316,529	(5,497,374)	6,819,155

Investments in affiliated issuers

The Funds make investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Funds’ Schedule of Investments.

A summary of the Funds’ transactions in the shares of other funds of the Trust during the period ended November 30, 2014 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
Emerging Countries Fund
GMO U.S. Treasury Fund	$476,272	$6,654,923	$6,789,041	$124	$16	$342,155

Emerging Domestic Opportunities Fund
GMO U.S. Treasury Fund	$112,049,934	$814,412,258	$865,709,149	$22,308	$2,438	$60,753,043

Emerging Markets Fund
GMO U.S. Treasury Fund	$43,407,219	$1,396,277,399	$1,353,983,973	$17,075	$1,481	$85,700,645

Taiwan Fund
GMO U.S. Treasury Fund	$1,117,753	$26,486,421	$26,721,976	$440	$41	$882,197

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2014 through November 30, 2014. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2015.

Investments in other affiliated issuers

An affiliated company is a company in which a Fund has or had direct ownership of at least 5% of the issuer’s voting securities. A summary of the Funds’ transactions involving companies that are or were affiliates during the period ended November 30, 2014 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Emerging Domestic Opportunities Fund
Gayatri Projects Ltd	$—	$4,464,096	$668,389	$70,983	$4,909,553
TICON Industrial Growth Leasehold Property Fund*	3,189,142	8,083,421	932,977	791,019	11,642,071

Totals	$3,189,142	$12,547,517	$1,601,366	$862,002	$16,551,624

Emerging Markets Fund
Anilana Hotels & Properties Ltd	$2,414,415	$—	$—	$—	$3,450,927
Kiri Industries Ltd**	826,942	217,082	—	—	1,808,966

Totals	$3,241,357	$217,082	$—	$—	$5,259,893

*	Not an affiliate at the beginning of the period.
**	No longer an affiliate as of November 30, 2014.

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires GMO to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. GMO believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value a Fund ultimately realizes upon sale of those securities.

Portfolio valuation

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Unlisted securities (including fixed income securities) for which market quotations are readily available are generally valued at the most recent quoted price. Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees of GMO Trust (the “Trustees”) or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds classify such securities as Level 3 (levels defined below). For the period ended November 30, 2014, the Funds did not reduce the value of any of their over-the-counter (“OTC”) derivatives contracts, if any, based on the creditworthiness of their counterparties. See “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equities that trade in non-U.S. securities markets that close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the price will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees that are intended to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds that were valued using fair value inputs obtained from that independent pricing service as of November 30, 2014. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below.

“Quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If a market quotation for a security does not involve a bid or an ask, the “quoted price” may be the price provided by a market participant or other third party pricing source in accordance with the market practice for that security. If an updated quote for a security is not available by the time that a Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

As discussed above, certain of the Funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees or fair valued using inputs obtained from an independent pricing service. The table below presents securities and/or derivatives on a net basis, based on market values or unrealized appreciation/(depreciation), which will tend to understate the Funds’ exposure. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of November 30, 2014 is as follows:

Securities and derivatives

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees	Fair valued using inputs obtained from an independent pricing service (Net)
Emerging Countries Fund	< 1%	88%
Emerging Domestic Opportunities Fund	—	77%
Emerging Markets Fund	< 1%	89%
Taiwan Fund	—	97%

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). At November 30, 2014, there were no direct material Level 3 classes of investments or derivatives with significant unobservable inputs subject to this additional disclosure.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, certain U.S. government obligations, derivatives actively traded on a national securities exchange (such as some futures and options), and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain securities that are valued at the local price and adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; third-party investment funds where valuations are provided by fund sponsors and may be adjusted for liquidity considerations as well as the timing of the receipt of information; certain equity securities valued based on the last traded exchange price adjusted for the movement in a securities relevant index; and certain securities that are valued using a price from a comparable security related to the same issuer.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of November 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Emerging Countries Fund
Asset Valuation Inputs
Common stocks
Brazil	$384,006	$1,885,407	$—	$2,269,413
China	511,318	8,650,642	30,103	9,192,063
Czech Republic	—	1,713,458	—	1,713,458
Egypt	—	1,331,230	—	1,331,230
France	—	386	—	386
Hungary	—	8,977	—	8,977
India	61,276	3,955,553	—	4,016,829
Indonesia	645,400	1,019,588	—	1,664,988
Malaysia	—	106,903	—	106,903
Mexico	198,067	—	—	198,067
Panama	44,764	—	—	44,764
Peru	257,622	—	—	257,622
Philippines	—	551,356	—	551,356
Poland	—	1,850,647	—	1,850,647
Qatar	—	124,079	—	124,079
Russia	224,727	3,538,080	—	3,762,807
South Africa	33,640	549,761	14	583,415
South Korea	832,433	7,324,331	—	8,156,764
Spain	267,943	—	—	267,943
Taiwan	295,722	4,958,578	—	5,254,300
Thailand	—	1,822,089	—	1,822,089
Turkey	9,522	1,786,466	—	1,795,988
United Kingdom	8,428	170,204	—	178,632
United States	275,999	—	—	275,999

TOTAL COMMON STOCKS	4,050,867	41,347,735	30,117	45,428,719

Preferred Stocks
Brazil	1,010,855	2,223,428	—	3,234,283
Russia	—	2,262,319	—	2,262,319
South Korea	—	770,721	—	770,721

TOTAL PREFERRED STOCKS	1,010,855	5,256,468	—	6,267,323

Description	Level 1	Level 2	Level 3		Total
Emerging Countries Fund (continued)
Asset Valuation Inputs (continued)
Investment Funds
Thailand	$—	$219,992	$—		$219,992
United States	673,130	—	—		673,130

TOTAL INVESTMENT FUNDS	673,130	219,992	—		893,122

Rights/Warrants
South Korea	—	—	4,120		4,120
Thailand	889	—	0	**	889

TOTAL RIGHTS/WARRANTS	889	—	4,120		5,009

Mutual Funds
United States	342,155	—	—		342,155

TOTAL MUTUAL FUNDS	342,155	—	—		342,155

Short-Term Investments	64,187	—	—		64,187

Total Investments	6,142,083	46,824,195	34,237		53,000,515

Total	$6,142,083	$46,824,195	$34,237		$53,000,515

Emerging Domestic Opportunities Fund
Asset Valuation Inputs
Common Stocks
Belgium	$—	$41,725,349	$—		$41,725,349
Brazil	—	134,913,905	—		134,913,905
China	146,553,959	224,757,590	14,808,795		386,120,344
India	4,325,706	582,732,813	—		587,058,519
Indonesia	—	108,743,548	—		108,743,548
Malaysia	—	40,361,869	—		40,361,869
Mexico	85,826,097	—	—		85,826,097
Nigeria	—	10,173,257	—		10,173,257
Panama	28,061,209	—	—		28,061,209
Philippines	4,295,240	142,075,291	—		146,370,531
Poland	—	36,120,724	—		36,120,724
Qatar	—	57,066,600	—		57,066,600
Russia	—	33,478,799	—		33,478,799
South Africa	—	57,968,388	—		57,968,388
South Korea	—	28,047,793	—		28,047,793
Switzerland	—	55,104,286	—		55,104,286
Taiwan	—	74,044,351	—		74,044,351
Thailand	—	145,679,340	—		145,679,340
Turkey	—	15,473,375	—		15,473,375
United Arab Emirates	—	21,272,448	—		21,272,448
United Kingdom	11,053,783	86,525,383	—		97,579,166
United States	197,092,126	—	—		197,092,126
Vietnam	—	14,206,362	—		14,206,362

TOTAL COMMON STOCKS	477,208,120	1,910,471,471	14,808,795		2,402,488,386

Preferred Stock
Brazil	9,789,657	15,528,723	—		25,318,380

TOTAL PREFERRED STOCKS	9,789,657	15,528,723	—		25,318,380

Investment Funds
China	48,638,800	—	—		48,638,800
Thailand	—	88,333,733	4,273,228		92,606,961
United States	1,786,243	—	—		1,786,243

TOTAL INVESTMENT FUNDS	50,425,043	88,333,733	4,273,228		143,032,004

Mutual Funds
United States	60,753,043	—	—		60,753,043

TOTAL MUTUAL FUNDS	60,753,043	—	—		60,753,043

Short-Term Investments	15,682,779	—	—		15,682,779

Total Investments	613,858,642	2,014,333,927	19,082,023		2,647,274,592

Total	$613,858,642	$2,014,333,927	$19,082,023		$2,647,274,592

Description	Level 1	Level 2	Level 3		Total
Emerging Markets Fund
Asset Valuation Inputs
Common Stocks
Brazil	$101,202,844	$399,260,356	$—		$500,463,200
China	65,400,193	1,261,551,045	3,406,001		1,330,357,239
Colombia	1,098,383	—	—		1,098,383
Czech Republic	—	122,943,294	—		122,943,294
Egypt	—	39,005,257	—		39,005,257
Hungary	—	22,802,175	—		22,802,175
India	5,975,742	521,206,700	—		527,182,442
Indonesia	30,223,160	70,249,335	163,905		100,636,400
Malaysia	—	10,445,729	—		10,445,729
Mexico	19,621,285	—	—		19,621,285
Nigeria	—	2,124,001	—		2,124,001
Panama	5,734,156	—	—		5,734,156
Peru	9,547,202	—	—		9,547,202
Philippines	2,585,962	39,395,422	—		41,981,384
Poland	—	245,697,526	—		245,697,526
Qatar	—	12,628,876	—		12,628,876
Russia	26,426,095	507,098,082	—		533,524,177
South Africa	—	76,853,329	845		76,854,174
South Korea	61,133,233	712,739,962	—		773,873,195
Sri Lanka	—	3,450,927	—		3,450,927
Taiwan	4,205,824	759,481,102	—		763,686,926
Thailand	—	251,124,332	—		251,124,332
Turkey	979,179	343,705,974	—		344,685,153
United Arab Emirates	—	11,593,871	—		11,593,871
United Kingdom	3,195,013	17,997,191	—		21,192,204
United States	30,458,505	—	—		30,458,505
Vietnam	—	2,629,765	—		2,629,765

TOTAL COMMON STOCKS	367,786,776	5,433,984,251	3,570,751		5,805,341,778

Preferred Stocks
Brazil	176,942,739	360,439,769	—		537,382,508
Russia	82,885	248,809,609	—		248,892,494
South Korea	—	105,231,726	—		105,231,726

TOTAL PREFERRED STOCKS	177,025,624	714,481,104	—		891,506,728

Investment Funds
China	—	—	2,300,502		2,300,502
India	—	—	8,652,131		8,652,131
Poland	—	—	195,901		195,901
Russia	—	—	3,050,745		3,050,745
Thailand	—	17,406,860	847,288		18,254,148
United States	118,107,838	—	—		118,107,838

TOTAL INVESTMENT FUNDS	118,107,838	17,406,860	15,046,567		150,561,265

Rights/Warrants
South Korea	—	—	94,346		94,346
Thailand	—	—	0	**	0	**

TOTAL RIGHTS/WARRANTS	—	—	94,346		94,346

Mutual Funds
United States	85,700,645	—	—		85,700,645

TOTAL MUTUAL FUNDS	85,700,645	—	—		85,700,645

Short-Term Investments	38,184,998	—	—		38,184,998

Total Investments	786,805,881	6,165,872,215	18,711,664		6,971,389,760

Derivatives*
Swap Contracts
Equity Risk	—	1,863,753	—		1,863,753

Total	$786,805,881	$6,167,735,968	$18,711,664		$6,973,253,513

Liability Valuation Inputs
Derivatives*
Swap Contracts
Equity Risk	$—	$(1,389,265)	$—		$(1,389,265)

Description	Level 1	Level 2	Level 3	Total
Taiwan Fund
Asset Valuation Inputs
Common Stocks
Taiwan	$4,121,332	$158,673,350	$—	$162,794,682

Mutual Funds
United States	882,197	—	—	882,197

Short-Term Investments	155,399	—	—	155,399

Total Investments	5,158,928	158,673,350	—	163,832,278

Total	$5,158,928	$158,673,350	$—	$163,832,278

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Funds’ net asset values than the uncertainties surrounding inputs for a non-derivative security with the same market value.
**	Represents the interest in securities that were determined to have a value of zero at November 30, 2014.

The underlying GMO funds held at period end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.

For all Funds for the period ended November 30, 2014, there were no material transfers between Level 1 and Level 2.

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2014	Purchases		Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3*		Transfer out of Level 3*	Balances as of November 30, 2014		Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of November 30, 2014
Emerging Countries Fund
Common Stocks
China	$—	$23,588		$—	$—	$—	$6,515	$—		$—	$30,103		$6,515
South Africa	—	—		—	—	—	—	14	**	—	14		—

Total	$—	$23,588		$—	$—	$—	$6,515	$14		$—	$30,117		$6,515

Rights and/or Warrants
South Korea	$—	$7,110		$—	$—	$—	$(2,990)	$—		$—	$4,120		$(2,990)
Thailand	—	0	***	—	—	—	—	—		—	0	***	—

Total	$—	$30,698		$—	$—	$—	$3,525	$14		$—	$34,237		$3,525

Emerging Domestic Opportunities Fund
Common Stocks
China	$—	$11,834,392		$—	$—	$—	$2,974,403	$—		$—	$14,808,795		$2,974,403
Investment Funds
Thailand	—	—		—	—	—	—	4,273,228	**	—	4,273,228		—

Total	$—	$11,834,392		$—	$—	$—	$2,974,403	$4,273,228		$—	$19,082,023		$2,974,403

	Balances as of February 28, 2014	Purchases		Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3*		Transfer out of Level 3*	Balances as of November 30, 2014		Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of November 30, 2014
Emerging Markets Fund
Common Stocks
China	$—	$2,907,010		$(194,572)	$—	$16,522	$677,041	$—		$—	$3,406,001		$677,041
Indonesia	226,693	—		—	—	—	(62,788)	—		—	163,905		(62,788)
South Africa	—	—		—	—	—	—	845	**	—	845		—

Total Common Stocks	$226,693	$2,907,010		$(194,572)	$—	$16,522	$614,253	$845		$—	$3,570,751		$614,253

Investment Funds
China	$2,298,416	$—		$—	$—	$—	$2,086	$—		$—	$2,300,502		$2,086
India	7,733,819	—		—	—	—	918,312	—		—	8,652,131		918,312
Poland	188,774	—		—	—	—	7,127	—		—	195,901		7,127
Russia	4,368,072	—		(3,072,014)	—	695,018	1,059,669	—		—	3,050,745		289,214
Thailand	—	—		—	—	—	—	847,288	**	—	847,288		—

Total Investment Funds	14,589,081	—		(3,072,014)	—	695,018	1,987,194	847,288		—	15,046,567		1,216,739

Rights and/or Warrants
South Korea	$—	$155,816		$—	$—	$—	$(61,470)	$—		$—	$94,346		$(61,470)
Thailand	—	0	***	—	—	—	—	—		—	0	***	—

Total	$14,815,774	$3,062,826		$(3,266,586)	$—	$711,540	$2,539,977	$848,133		$—	$18,711,664		$1,769,522

*	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.
**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.
***	Represents the interest in securities that were determined to have a value of zero at November 30, 2014.

The net aggregate direct and indirect exposure to investments in securities and/or derivatives using Level 3 inputs and presented on a net basis, which will tend to understate the Funds’ exposure, (based on each Fund’s net assets) as of November 30, 2014 were as follows:

Fund Name	Level 3 securities and derivatives
Emerging Countries Fund	< 1%
Emerging Domestic Opportunities Fund	< 1%
Emerging Markets Fund	< 1%
Taiwan Fund	—

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm Boston time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Other matters

Emerging Markets Fund (“EMF”)

Indian regulators alleged in 2002 that EMF violated some conditions under which it was granted permission to operate in India and have restricted some of EMF’s locally held assets pending resolution of the dispute. Although these locally held assets remain the property of EMF, a portion of the assets are not permitted to be withdrawn from EMF’s local custodial account located in India. The amount of restricted assets is small relative to the size of EMF, representing approximately 0.06% of the Fund’s total net assets as of November 30, 2014. The effect of this claim on the value of the restricted assets, and all matters relating to EMF’s response to these allegations, are subject to the supervision and control of the Trust’s Board of Trustees. Any costs in respect of this matter will be borne by EMF.

Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Emerging Countries Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund	Taiwan Fund
Market Risk – Equities	X	X	X	X
Illiquidity Risk	X	X	X	X
Smaller Company Risk	X	X	X	X
Derivatives Risk	X	X	X	X
Non-U.S. Investment Risk	X	X	X	X
Currency Risk	X	X	X	X
Focused Investment Risk	X	X	X	X
Leveraging Risk	X	X	X	X
Counterparty Risk	X	X	X	X
Market Disruption and Geopolitical Risk	X	X	X	X
Large Shareholder Risk	X	X	X	X
Management and Operational Risk	X	X	X	X
Fund of Funds Risk	X	X	X	X
Non-Diversified Funds	X	X	X	X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in other GMO Funds and other investment companies is exposed to the risks to which the underlying funds in which it invests are exposed as well as the risk that investments made through underlying Funds will not perform as expected. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and, references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through its underlying Funds.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market value of their holdings will decline. Market risks include:

Equities. Funds that invest in equities run the risk that the market prices of those investments will decline. The market prices of equities may decline for reasons that directly relate to the issuing company, such as poor performance by the company’s management or reduced demand for its goods or services. They also may decline due to factors that affect a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. In addition, market prices may decline as a result of general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and the market prices of equities can decline in a rapid or unpredictable manner.

If a Fund purchases equities for less than their value as determined by GMO, the Fund runs the risk that the market prices of these equities will not appreciate or will decline for a variety of reasons, one of which may be GMO’s overestimation of those investments.

The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

• ILLIQUIDITY RISK. Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or closing derivative positions at desirable prices. In addition to these risks, a Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). To the extent a Fund’s investments include asset-backed securities, distressed or defaulted instruments, emerging country debt securities, securities of companies with smaller market capitalizations or emerging market securities, it is subject to increased illiquidity risk. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. In addition, Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”) have exhibited periods of greatly reduced liquidity when disruptions in fixed income markets have occurred, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

All of the Funds with benchmarks may buy securities that are less liquid than those in their benchmarks.

• SMALLER COMPANY RISK. Companies with smaller market capitalizations, including small- and mid-cap companies, may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, may have inexperienced managers or depend on a few key employees. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more than the securities of companies with larger market capitalizations. Market risk and illiquidity risk are particularly pronounced for securities of these companies.

• DERIVATIVES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include futures contracts, forward contracts, foreign currency contracts, swap contracts, contracts for differences, options on securities and indicies, options on futures contracts, options on swap contracts, interest rate caps, floors and collars, reverse repurchase agreements, and other over-the-counter (“OTC”) contracts. Derivatives may relate to securities, commodities, currencies, currency exchange rates, interest rates, inflation rates, and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments GMO believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, a Fund will typically not receive the collateral for one or more days after the collateral is requested by the Fund.

The Funds may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, GMO may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk” above) and counterparty risk (see “Counterparty Risk” below), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk” below.

There is little case or other law interpreting the terms of most derivatives or characterizing their tax treatment. A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders.

Cleared Derivatives. The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. Because these requirements are new and evolving (and some of the rules are not yet final), its ultimate impact remains unclear.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Funds may be required to provide more margin for cleared derivatives positions than for bilateral derivatives positions. Also, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives position at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because (as described under “Counterparty Risk” below) margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member and typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the Fund could not execute all components of the package on the swap execution facility. In that case, the Fund would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Fund to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These rules and regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

Short Investment Exposure. Some Funds may make short sales as part of their investment programs in an attempt to increase their returns or for hedging purposes. Many Funds may make short sales “against the box,” meaning the Fund may make short sales where the Fund owns, or has the right to acquire at no added cost, securities or currencies identical to those sold short. Short sales expose a Fund to the risk that it will be required to acquire, convert, or exchange securities or currencies to replace the borrowed securities at a time when the securities or currencies sold short have appreciated in value, thus resulting in a loss to the Fund.

In addition, some Funds are permitted to engage in short sales of securities or currencies, including securities or currencies that they do not own. To do so, a Fund borrows a security (e.g., shares of an exchange-traded fund (“ETF”)) or currency from a broker and sells it to a third party. If a Fund engages in short sales of securities or currencies it does not own, it may have to pay a premium to borrow the securities or currencies and must pay to the lender any dividends or interest it receives on the securities or currencies while they are borrowed. In addition, purchasing securities or currencies to close out a short position can itself cause the price of the securities or currencies to rise further, thereby exacerbating any losses. A Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. Short sales of securities or currencies a

Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. A Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to additional and more varied risks than Funds whose investments are limited to U.S. securities. Non-U.S. securities markets often include securities of only a limited number of companies in a limited number of industries. As a result, the market prices of many of the securities traded on those markets fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to the same degree of regulation as U.S. issuers. The reporting, accounting, custody and auditing standards to which those issuers are subject differ, in some cases significantly, from U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes and custodial costs. In addition, some jurisdictions may limit a Fund’s ability to profit from short-term trading (as defined in the relevant jurisdiction).

A Fund and/or its shareholders may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments and (iii) the repatriation of proceeds generated from the sale or other disposition of those investments. A Fund may seek to collect a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no economic benefit. A Fund’s decision to pursue a refund is in its sole discretion, and, particularly in light of the costs involved, it may decide not to pursue a refund, even if eligible. The outcome of a Fund’s pursuit of a refund is not predictable, and potential refunds generally are not reflected in the net asset value of a Fund.

Also, investing in non-U.S. securities exposes a Fund to the risk of nationalization, expropriation, or confiscatory taxation of assets of their issuers, adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.

In some non-U.S. markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the United States with respect to brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Fluctuations in foreign currency exchange rates also will affect the market value of a Fund’s non-U.S. investments (see “Currency Risk” below).

U.S. investors are required to maintain a license to invest directly in many non-U.S. markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license is terminated or suspended, to obtain exposure to the market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of GMO’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of another of GMO’s clients could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the foreign currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position, will decline in value relative to the U.S. dollar. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss both on the hedging instrument and on the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk” below.

Many of the Funds use derivatives to take overweighted or underweighted currency positions relative to the currency exposure of their portfolios. As a result, their currency exposure may differ (in some cases significantly) from the currency exposure of their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money both on its holdings of a particular currency and on the derivative. See also “Non-U.S. Investment Risk” above.

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case GMO may decide to purchase U.S. dollars in a parallel market with an unfavorable exchange rate. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described below under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk” below).

• FOCUSED INVESTMENT RISK. Funds whose investments are focused in particular countries, regions, sectors, companies or industries that are subject to the same or similar risk factors or whose security prices have strong positive correlations (e.g., different industries within broad sectors, such as technology or financial services), or in securities from issuers that are subject to the same or similar risk factors, are subject to greater overall risk than funds whose investments are more diversified. A Fund that invests in the securities of a limited number of issuers is particularly exposed to adverse developments affecting those issuers, and a decline in the market price of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

A Fund that focuses its investments in a particular type of security or sector, or in securities of companies in a particular industry, is vulnerable to events affecting those securities, sectors, or companies. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically to (or related to) a particular geographic region, country (e.g., Taiwan or Japan) or particular market (e.g., emerging markets) have more exposure to regional and country economic risks than funds making investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in currency valuation in one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk” above.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties maintain a specific rating by a nationally recognized rating organization to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions may not be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount). Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will still have contractual remedies (whether or not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time that events may occur that prevent settlement. Counterparty risk also is greater when a Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Significant exposure to a single counterparty increases a Fund’s counterparty risk. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have durations longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives has been and may continue to be affected by new rules and regulations affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives positions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in instruments permitted under the applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held in the omnibus account for the relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the Commodity Futures Trading Commission require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report the Funds’ initial margin, the Funds are subject to the risk that a clearing house will use a Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. The Funds are therefore subject to the risk that a clearing house will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that a Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Funds, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Funds’ investments. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or reduce the value of investments traded in these markets, including investments of the Funds. While the U.S. government has honored its credit obligations continuously for the last 200 years, a default by the U.S. government or a downgrade of its credit rating would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the United States and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could negatively affect the Funds. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs for a period of time and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

• LARGE SHAREHOLDER RISK. If a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities to raise the cash needed to satisfy the redemption request. In addition, the Funds and other accounts over which GMO has investment discretion that invest in the Funds are not limited in how often they may purchase or sell Fund shares. GMO Asset Allocation Funds and separate accounts managed by GMO for its clients hold substantial percentages of the shares of many Funds, and asset allocation decisions by GMO may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for shareholders. They also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any) and may limit or prevent a Fund’s use of tax equalization. In addition, each Fund that invests in other GMO Funds subject to large shareholder risk is indirectly subject to this risk.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on GMO’s ability to achieve its investment objective. Each Fund runs the risk that GMO’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

For some Funds GMO uses quantitative analyses and models as part of its investment process. Any imperfections, errors, or limitations in those analyses and models could affect a Fund’s performance. By necessity, these analyses and models make simplifying assumptions that limit their effectiveness. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate or may not include the most recent information about a company or a security. The Funds also run the risk that GMO’s assessment of an investment may be wrong. There can be no assurance that key GMO personnel will continue to be employed by GMO. The loss of their services could have an adverse impact on GMO’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to the risk of loss as a result of other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors (both human and systematic) could prevent a Fund from benefiting from potential investment gains or avoiding losses. GMO is not contractually liable to the Funds for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have limitations on their liability to the Funds for losses resulting from their errors.

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies (such as the Funds) and their service providers (including GMO) may be prone to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, GMO, a sub-adviser, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While GMO has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

• FUND OF FUNDS RISK AND RELATED CONSIDERATIONS. Funds that invest in shares of underlying funds, including other GMO Funds, closed end funds, money market funds, ETFs and other investment companies are exposed to the risk that the underlying Funds will not perform as expected.

Because a Fund bears the fees and expenses of the underlying Funds in which it invests (absent reimbursement of those expenses), the Fund will incur additional expenses when investing in underlying Funds. In addition, total Fund expenses will increase if a Fund makes a new or further investment in underlying Funds with higher fees or expenses than the average fees and expenses of the underlying Funds then in the Fund’s portfolio.

The Funds also are indirectly exposed to all of the risks of an investment in the underlying Funds. Many of the Funds that invest in shares of other GMO Funds are subject indirectly to Large Shareholder Risk because those other GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk” above.

Investments in ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track. In addition, ETFs often use derivatives to track the performance of the relevant index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed above.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). This means they are allowed to invest in the securities of relatively few issuers and/or foreign currencies. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

The following Funds are not diversified investment companies within the meaning of the 1940 Act:

•	Emerging Countries Fund
•	Emerging Domestic Opportunities Fund
•	Emerging Markets Fund
•	Taiwan Fund

Temporary Defensive Positions. Temporary defensive positions are positions that are inconsistent with a Fund’s principal investment strategies and that are taken in attempting to respond to adverse market, economic, political, or other conditions. The Funds normally do not take temporary defensive positions. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Funds may use derivatives to gain long investment exposure to securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). A Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and GMO believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting their investment exposures, the Funds also may use currency derivatives in an attempt to adjust their currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which their equities are traded.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

The Funds may have investment exposures in excess of their net assets (i.e., they may be leveraged). A Fund’s foreign currency exposure may differ significantly from the currencies in which its equities are traded.

Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

For Funds that held derivatives during the period ended November 30, 2014, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Emerging Countries Fund	Emerging Domestic Opportunities Fund	Emerging Markets Fund
Swap contracts
As a substitute for direct investment in securities		X	X
To achieve returns comparable to holding and lending a direct equity position		X	X
Rights and/or warrants
Received as a result of corporate actions	X	X	X

Forward currency contracts

The Funds may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market price of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the market of the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Funds value OTC options using inputs provided by primary pricing sources and industry models.

Swap contracts

The Funds may enter into various types of swap contracts, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal). Basis swap are interest swaps that involve the exchange of two floating interest rate payments and may involve the exchange of two different currencies.

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. The values assigned to swap contracts may differ significantly from the values realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure as of November 30, 2014:

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Emerging Countries Fund
Assets:
Investments, at value (rights and/or warrants)	$—	$5,009	$—	$—	$—	$5,009

Total	$—	$5,009	$—	$—	$—	$5,009

Emerging Markets Fund
Assets:
Investments, at value (rights and/or warrants)	$—	$94,346	$—	$—	$—	$94,346
Unrealized Appreciation on Swap Contracts	—	1,863,753	—	—	—	1,863,753

Total	$—	$1,958,099	$—	$—	$—	$1,958,099

Liabilities:
Unrealized Depreciation on Swap Contracts	$—	$(1,389,265)	$—	$—	$—	$(1,389,265)

Total	$—	$(1,389,265)	$—	$—	$—	$(1,389,265)

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

The average derivative activity, based on absolute values (rights and/or warrants) or notional amounts (swap contracts) outstanding at each month-end, was as follows for the period ended November 30, 2014:

Fund Name	Swap Contracts ($)	Rights and/or Warrants ($)
Emerging Countries Fund	—	1,194
Emerging Domestic Opportunities Fund	11,024,145	135,827
Emerging Markets Fund	106,934,491	186,155

Subsequent events

Subsequent to November 30, 2014, GMO Emerging Countries Fund and GMO Taiwan Fund received redemption requests in the amount of $14,841,808 and $56,376,447, respectively.

For additional information regarding the Funds, please see the Funds’ most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 89.9%

	Australia — 0.2%
374,969	Arrium Ltd	76,489
85,019	Bank of Queensland Ltd	889,698
194,423	BlueScope Steel Ltd *	817,512
489,551	Goodman Fielder Ltd	269,082
54,717	Investa Office Fund (REIT)	164,264
553,358	Mirvac Group (REIT)	825,539
263,771	Pacific Brands Ltd	116,315
295,175	Stockland (REIT)	1,033,477
309,876	TABCORP Holdings Ltd	1,076,429
37,284	Tatts Group Ltd	108,063

	Total Australia	5,376,868

	Austria — 0.1%
41,299	OMV AG	1,195,537
31,603	Voestalpine AG	1,313,328

	Total Austria	2,508,865

	Belgium — 0.2%
31,795	Ageas	1,137,845
50,531	Belgacom SA	1,996,302
36,822	Delhaize Group	2,692,422
1,163	Solvay SA	159,846
4,827	Umicore SA	196,255

	Total Belgium	6,182,670

	Canada — 0.2%
7,700	Canadian Tire Corp Ltd	863,700
86,400	Catamaran Corp *	4,401,216
2,100	First Quantum Minerals Ltd	34,146
17,400	Home Capital Group Inc	793,260
5,400	RONA Inc	64,721
42,600	Suncor Energy Inc	1,344,773

	Total Canada	7,501,816

	Denmark — 0.1%
1,623	AP Moeller – Maersk A/S – Class A	3,387,328
13,624	Carlsberg A/S – Class B	1,212,983
1,524	Jyske Bank A/S (Registered) *	78,979
17,711	TDC A/S	143,327

	Total Denmark	4,822,617

	Finland — 0.3%
93,208	Fortum Oyj	2,339,781
10,126	Metso Oyj	314,151
10,368	Neste Oil Oyj	246,065
421,667	Nokia Oyj	3,503,589
32,335	Stora Enso Oyj – R Shares	286,479
108,284	UPM – Kymmene Oyj	1,797,242

	Total Finland	8,487,307

Shares	Description	Value ($)
	France — 4.2%
17,790	Alstom SA *	624,245
192,572	ArcelorMittal	2,359,693
33	AXA	798
17,489	BNP Paribas	1,123,188
61,904	Bouygues SA	2,328,973
88,129	Carrefour SA	2,790,886
2,264	Casino Guichard Perrachon SA	218,199
672	Christian Dior SA	128,826
55,113	Cie Generale des Etablissements Michelin – Class B	5,070,614
19,223	CNP Assurances	356,283
116,890	Compagnie de Saint-Gobain	5,372,029
74,043	Credit Agricole SA	1,041,743
10,887	Danone SA	767,880
51,781	Electricite de France	1,551,004
491,626	GDF Suez	12,124,706
3,045	Lafarge SA	216,688
58,520	LVMH Moet Hennessy Louis Vuitton SA	10,524,762
748,542	Orange	13,200,137
115,247	Peugeot SA *	1,475,256
62,917	Renault SA	5,052,293
11,031	Rexel SA	204,501
168,149	Sanofi	16,250,889
71,574	Schneider Electric SE	5,843,570
4,829	SCOR SE	150,791
31,613	Societe Generale	1,570,047
15,320	Suez Environnement Co	271,938
487,613	Total SA	27,228,493
22,495	Vallourec SA	744,652
104,675	Veolia Environnement SA	1,912,342
110,576	Vinci SA	5,978,996
450,459	Vivendi SA	11,463,262

	Total France	137,947,684

	Germany — 3.0%
19,827	Allianz SE (Registered)	3,416,084
25,693	Aurubis AG	1,414,966
206,182	BASF SE	18,698,265
90,214	Bayerische Motoren Werke AG	10,312,750
4,918	Bilfinger SE	291,271
224,156	Daimler AG (Registered)	18,908,965
92,123	Deutsche Lufthansa AG (Registered)	1,641,902
28	Deutsche Bank AG (Registered)	914
501,072	Deutsche Telekom AG (Registered)	8,520,437
10,449	Duerr AG	898,413
748,151	E.ON AG	13,255,648
10,933	Freenet AG	322,816
23,824	Fresenius Medical Care AG & Co	1,759,592
7,611	Hannover Rueck SE	679,444
10,128	HeidelbergCement AG	767,153
46,174	K+S AG (Registered)	1,385,350

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	Germany — continued
33,294	Kloeckner & Co SE *	393,687
4,087	Leoni AG	244,960
38,093	Metro AG *	1,293,871
9,420	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	1,939,768
9,875	ProSiebenSat.1 Media AG (Registered)	420,327
4,759	Rhoen-Klinikum AG	138,599
184,777	RWE AG	6,694,317
11,141	Salzgitter AG	368,292
3,156	SAP AG	222,601
22,085	Siemens AG (Registered)	2,612,170
8,709	Volkswagen AG	1,971,861

	Total Germany	98,574,423

	Hong Kong — 0.2%
42,000	Cheung Kong Holdings Ltd	770,845
897,000	Esprit Holdings Ltd	1,166,362
45,000	Hongkong Land Holdings Ltd	311,237
10,000	Kerry Properties Ltd	35,850
189,000	Link (REIT)	1,197,173
150,626	Sun Hung Kai Properties Ltd	2,198,584
36,000	Swire Pacific Ltd – Class A	493,962
110,000	Wharf Holdings Ltd (The)	791,693
10,000	Wheelock & Co Ltd	50,378
315,700	Yue Yuen Industrial Holdings	1,131,729

	Total Hong Kong	8,147,813

	Ireland — 0.1%
148,717	CRH Plc	3,505,241
33,035	Smurfit Kappa Group Plc	765,664

	Total Ireland	4,270,905

	Israel — 0.3%
71,747	Bank Hapoalim BM	358,169
420,598	Bank Leumi Le-Israel *	1,485,012
85,800	Check Point Software Technologies Ltd *	6,633,198
475,728	Israel Discount Bank Ltd – Class A *	776,708
83,335	Partner Communications Co Ltd *	509,218

	Total Israel	9,762,305

	Italy — 1.0%
868,788	A2A SPA	906,859
2,070,151	Enel SPA	9,993,112
451,635	ENI SPA	8,997,599
26,455	Exor SPA	1,178,786
139,190	Fiat Chrysler Automobiles NV *	1,738,903
103,576	Finmeccanica SPA *	1,004,304
20,481	Italcementi SPA-Di RISP	125,990
225,191	Mediaset SPA *	915,031
97,895	Mediolanum SPA	679,603

Shares	Description	Value ($)
	Italy — continued
11,540	Recordati SPA	201,761
9,676	Saipem SPA *	138,559
69,016	Snam Rete Gas SPA	365,984
4,748,223	Telecom Italia SPA *	5,351,766
2,319,359	Telecom Italia SPA-Di RISP	2,056,141
23,545	Terna SPA	113,854

	Total Italy	33,768,252

	Japan — 4.7%
3,500	Adastria Holdings Co Ltd	67,856
91,800	Aeon Co Ltd	915,782
21,600	Aisin Seiki Co Ltd	772,642
36,100	Alfresa Holdings Corp	415,602
5,300	Aoyama Trading Co Ltd	115,022
131,000	Asahi Glass Co Ltd	633,000
120,000	Asahi Kasei Corp	1,043,741
3,200	Asatsu-DK Inc	82,533
13,200	Brother Industries Ltd	246,475
75,000	Calsonic Kansei Corp	411,817
133,800	Canon Inc	4,274,126
12,600	Central Japan Railway Co	1,830,806
65,300	Chubu Electric Power Co Inc *	763,214
370,000	Cosmo Oil Co Ltd	507,281
20,500	Daihatsu Motor Co Ltd	280,841
7,800	Daiichi Sankyo Co Ltd	115,138
96,000	Daikyo Inc	165,852
8,800	Daito Trust Construction Co Ltd	996,612
63,000	Denki Kagaku Kogyo K K	215,231
8,700	Electric Power Development Co Ltd	301,029
34,700	FujiFilm Holdings Corp	1,147,640
18,400	Fuji Oil Co Ltd	261,196
72,000	Gunze Ltd	187,478
43,300	Hakuhodo DY Holdings Inc	421,111
52,000	Hanwa Co Ltd	183,598
13,000	Haseko Corp	108,099
13,200	Hitachi Chemical Co Ltd	244,529
243,300	Honda Motor Co Ltd	7,359,701
20,200	Idemitsu Kosan Co Ltd	344,932
178,200	INPEX Corp	1,888,148
38,200	IT Holdings Corp	592,081
332,300	Itochu Corp	3,821,712
323,888	Japan Tobacco Inc	10,386,375
60,300	JFE Holdings Inc	1,285,074
11,200	JSR Corp	200,378
373,500	JX Holdings Inc	1,390,292
34,600	K’s Holdings Corp	840,200
26,846	Kaneka Corp	142,299
559,000	Kawasaki Kisen Kaisha Ltd	1,466,800
177,905	KDDI Corp	11,397,206
661,000	Kobe Steel Ltd	1,052,767
13,500	Kohnan Shoji Co Ltd	146,147

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	Japan — continued
18,500	Kuraray Co Ltd	225,526
171,500	Kyocera Corp	8,385,892
15,800	Leopalace21 Corp *	89,357
365,900	Marubeni Corp	2,306,760
47,300	Medipal Holdings Corp	526,671
309,100	Mitsubishi Chemical Holdings Corp	1,594,238
288,900	Mitsubishi Corp	5,461,756
529,000	Mitsubishi UFJ Financial Group Inc	3,047,842
25,100	Mitsubishi UFJ Lease & Finance Co Ltd	118,442
368,000	Mitsui Chemicals Inc	1,030,832
429,000	Mitsui Engineering & Shipbuilding Co Ltd	819,880
392,100	Mitsui & Co Ltd	5,409,667
49,000	Mitsui Mining & Smelting Co Ltd	125,895
277,000	Mitsui OSK Lines Ltd	878,409
41,200	Net One Systems Co Ltd	236,790
12,000	Nichirei Corp	52,102
230,900	Nippon Light Metal Co Ltd	348,008
50,000	Nippon Electric Glass Co Ltd	228,814
40,000	Nippon Steel & Sumitomo Metal Corp	103,083
114,600	Nippon Telegraph & Telephone Corp	6,130,455
353,000	Nippon Yusen Kabushiki Kaisha	996,885
71,000	Nipro Corp	607,425
1,743,860	Nissan Motor Co Ltd	16,276,316
39,000	Nisshinbo Holdings Inc	395,350
8,600	Nisshin Seifun Group Inc	85,263
9,200	NOK Corp	229,608
88,300	North Pacific Bank Ltd	351,170
1,082,600	NTT Docomo Inc	16,900,719
5,000	Okinawa Electric Power Co	157,369
74	ORIX JREIT Inc (REIT)	102,641
181,000	Osaka Gas Co Ltd	691,738
27,000	Rengo Co Ltd	108,487
217,700	Resona Holdings Inc	1,176,541
87,300	Ricoh Co Ltd	946,970
27,400	Round One Corp	157,399
43,400	Sekisui House Ltd	581,049
4,600	Shimamura Co Ltd	384,892
175,000	Showa Denko KK	242,001
112,011	Showa Shell Sekiyu KK	934,532
900,000	Sojitz Corp	1,290,150
80,000	Sumitomo Heavy Industries Ltd	440,341
21,400	Sumitomo Rubber Industries	326,233
257,900	Sumitomo Corp	2,752,311
9,000	Sumitomo Forestry Co Ltd	92,586
72,000	Sumitomo Metal Mining Co Ltd	1,102,535
50,800	Sumitomo Mitsui Financial Group Inc	1,908,016
9,600	Suzuken Co Ltd	245,948
72,100	Takeda Pharmaceutical Co Ltd	3,022,041
39,000	Tokuyama Corp	85,452
240,800	Tokyo Electric Power Co Inc (The) *	879,643

Shares	Description	Value ($)
	Japan — continued
41,900	TonenGeneral Sekiyu KK	350,919
276,000	Tosoh Corp	1,270,225
65,700	Toyota Tsusho Corp	1,555,551
156,000	Ube Industries Ltd	223,283
95,600	UNY Co Ltd	481,930
15,300	West Japan Railway Co	730,167
380,800	Yamada Denki Co Ltd	1,253,513
21,000	Yokohama Rubber Co Ltd (The)	193,256

	Total Japan	155,673,237

	Netherlands — 0.7%
125,113	Aegon NV	982,333
3,636	Boskalis Westminster	204,172
21,624	Corbion NV	380,595
25,466	Heineken NV	2,003,603
228,028	ING Groep NV *	3,335,918
244,725	Koninklijke Ahold NV	4,322,711
52,203	Koninklijke BAM Groep NV	148,102
9,035	Koninklijke DSM NV	594,380
959,013	Koninklijke KPN NV	3,191,119
173,718	Unilever NV	7,076,393
7,376	Wolters Kluwer NV	216,232

	Total Netherlands	22,455,558

	New Zealand — 0.1%
195,543	Chorus Ltd *	316,666
54,619	Fletcher Building Ltd	350,407
498,004	Spark New Zealand Ltd	1,193,580

	Total New Zealand	1,860,653

	Norway — 0.3%
10,473	DNB ASA	173,385
3,358	Fred Olsen Energy ASA	34,857
13,321	Orkla ASA	98,787
268,765	Statoil ASA	5,073,919
27,190	Storebrand ASA *	126,229
103,410	Telenor ASA	2,177,771
12,928	TGS Nopec Geophysical Co ASA	286,850
50,654	Yara International ASA	2,143,177

	Total Norway	10,114,975

	Portugal — 0.1%
568,933	EDP-Energias de Portugal SA	2,335,445

	Singapore — 0.1%
719,000	Ezra Holdings Ltd	366,561
3,285,000	Golden Agri-Resources Ltd	1,158,983
1,214,000	Noble Group Ltd	1,140,471
41,600	Singapore Technologies Engineering Ltd	107,539
480,000	Swiber Holdings Ltd	116,085

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	Singapore — continued
930,000	Yangzijiang Shipbuilding Holdings Ltd	874,683

	Total Singapore	3,764,322

	South Korea — 0.9%
25,683	Samsung Electronics Co Ltd	29,755,734

	Spain — 1.2%
6,090	Acciona SA *	450,659
32,476	ACS Actividades de Construccion y Servicios SA	1,147,789
40,104	Enagas	1,341,720
15,846	Ferrovial SA	324,790
336	Ferrovial SA (a)	6,887
92,657	Gas Natural SDG SA	2,626,539
1,475,415	Iberdrola SA	10,917,818
57,915	Indra Sistemas SA	596,528
39,665	Mapfre SA	145,629
3,329	Obrascon Huarte Lain SA	90,559
2,356	Red Electrica Corp SA	215,829
162,342	Repsol YPF SA	3,647,005
1,194,502	Telefonica SA	19,161,196

	Total Spain	40,672,948

	Sweden — 0.4%
14,346	ASecuritas AB – Class B	173,509
390,233	Ericsson LM – Class B	4,904,311
5,468	Industrivarden AB – Class C	96,588
2,559	Investor AB	96,040
61,209	Sandvik AB	641,013
44,640	Skanska AB – Class B	960,445
17,106	SSAB Svenskt Stal AB Series A *	121,110
65,305	Tele2 AB – B Shares	845,612
700,341	TeliaSonera AB	4,997,775
183,428	Volvo AB – Class B	2,005,843

	Total Sweden	14,842,246

	Switzerland — 2.2%
156,540	ABB Ltd (Registered)	3,515,171
38,434	Holcim Ltd (Registered)	2,838,980
670,204	Nestle SA (Registered)	50,300,956
110,083	Novartis AG (Registered)	10,650,810
256	Swiss Life Holding AG (Registered)	58,635
2,168	Swisscom AG (Registered)	1,316,513
1,454	Transocean Ltd	30,496
7,915	Zurich Insurance Group AG	2,481,832

	Total Switzerland	71,193,393

	United Kingdom — 5.6%
57,251	Amlin Plc	398,019
809,190	AstraZeneca Plc	60,121,514
104,284	Aviva Plc	830,464

Shares	Description	Value ($)
	United Kingdom — continued
234,872	BAE Systems Plc	1,762,406
329,930	Balfour Beatty Plc	943,463
890	BG Group Plc	12,516
2,338,149	BP Plc	15,328,663
353,193	British American Tobacco Plc	20,910,042
26,029	Bunzl Plc	725,999
51,672	Cairn Energy Plc *	130,559
65,743	Cape Plc	259,551
55,266	Carillion Plc	300,073
51,152	Catlin Group Ltd	440,777
660,660	Centrica Plc	2,938,571
141,743	Cobham Plc	667,612
364,681	Compass Group Plc	6,210,813
244,489	Debenhams Plc	275,161
167,862	Dixons Carphone Plc	1,108,576
89,580	Drax Group Plc	853,046
498,265	FirstGroup Plc *	878,396
68,539	Friends Life Group Ltd	395,354
73,805	GlaxoSmithKline Plc	1,714,413
10,501	Halfords Group Plc	78,351
249,128	Home Retail Group Plc	779,432
9,870	Imperial Tobacco Group Plc	456,209
79,195	Inchcape Plc	888,504
37,523	Intermediate Capital Group Plc	269,281
13,384	JD Wetherspoon Plc	171,296
210,935	J Sainsbury Plc	768,786
170,759	Kingfisher Plc	834,169
17,334	Ladbrokes Plc	30,110
3,736	Lancashire Holdings Ltd	31,529
970,231	Man Group Plc	2,168,169
222,387	Marks & Spencer Group Plc	1,694,492
15,516	Micro Focus International Plc	276,887
21,555	National Express Group Plc	89,230
473	Next Plc	50,071
77,830	Pearson Plc	1,495,728
3,356	Premier Oil Plc	9,801
141,120	Reckitt Benckiser Group Plc	11,574,753
404,723	Royal Dutch Shell Plc A Shares (London)	13,484,402
257,057	Royal Dutch Shell Plc B Shares (London)	8,927,431
102,035	RSA Insurance Group Plc *	746,029
71,942	Scottish & Southern Energy Plc	1,843,487
17,858	Serco Group Plc	48,932
77,012	Spirit Pub Co Plc	126,627
43,317	Standard Life Assurance Plc	286,833
1,070,075	Tesco Plc	3,121,615
474,810	Thomas Cook Group Plc *	902,534
179,333	TUI Travel Plc	1,246,181
210,532	Unilever Plc	8,886,065
1,254,288	Vodafone Group Plc	4,596,969
565,673	WM Morrison Supermarkets Plc	1,576,482

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	United Kingdom — continued
24,264	WPP Plc	507,993

	Total United Kingdom	185,174,366

	United States — 63.7%
273,018	3M Co.	43,707,452
473,900	Abbott Laboratories	21,093,289
261,047	Accenture Plc – Class A	22,536,187
38,300	ACE Ltd	4,379,222
6,500	Affiliated Managers Group, Inc. *	1,323,335
52,000	AFLAC, Inc.	3,105,960
56,900	Allergan, Inc.	12,170,341
49,500	Allstate Corp. (The)	3,373,425
103,100	American Express Co.	9,528,502
162,600	American International Group, Inc.	8,910,480
45,700	American Tower Corp. (REIT)	4,798,957
21,400	Ameriprise Financial, Inc.	2,819,878
59,126	Amgen, Inc.	9,774,119
91,000	Amphenol Corp. – Class A	4,880,330
135,159	Analog Devices, Inc.	7,385,088
33,100	Aon Plc	3,061,419
16,500	Apartment Investment & Management Co. – Class A REIT	614,625
93	Apollo Education Group, Inc. *	2,903
920,600	Apple, Inc.	109,486,958
20	Applied Industrial Technologies, Inc.	938
8,400	Assurant, Inc.	567,756
15,000	AvalonBay Communities, Inc. REIT	2,411,850
1,203,300	Bank of America Corp.	20,504,232
127,700	Bank of New York Mellon Corp. (The)	5,111,831
138,827	Baxter International, Inc.	10,134,371
82,300	BB&T Corp.	3,093,657
86,379	Becton, Dickinson and Co.	12,121,565
143,641	Bed Bath & Beyond, Inc. *	10,538,940
206,400	Berkshire Hathaway Inc. – Class B *	30,689,616
42,338	Biogen Idec, Inc. *	13,026,979
14,500	BlackRock, Inc.	5,206,660
17,600	Boston Properties, Inc. REIT	2,281,664
72,400	Bristol-Myers Squibb Co.	4,275,220
16	Buckle, Inc. (The)	819
64,000	Capital One Financial Corp.	5,324,800
32,600	CBRE Group, Inc. *	1,099,924
129,600	Charles Schwab Corp. (The)	3,670,272
275,800	Chevron Corp.	30,026,346
27,500	Chubb Corp.	2,833,875
60,500	Church & Dwight Co., Inc.	4,640,955
17,000	Cincinnati Financial Corp.	866,150
2,017,124	Cisco Systems, Inc.	55,753,307
346,400	Citigroup, Inc.	18,695,208
87,300	Citrix Systems, Inc. *	5,788,863
7	Clarcor, Inc.	461
36,200	CME Group, Inc.	3,063,968
40,700	Coach, Inc.	1,510,784

Shares	Description	Value ($)
	United States — continued
1,646,142	Coca-Cola Co. (The)	73,796,546
262,630	Cognizant Technology Solutions Corp. – Class A *	14,179,394
381,610	Colgate-Palmolive Co.	26,556,240
21,100	Comerica, Inc.	983,471
119,500	Costco Wholesale Corp.	16,983,340
429,136	Covidien Plc	43,342,736
6,700	CR Bard, Inc.	1,121,245
38,400	Crown Castle International Corp.	3,190,656
29	CVS Health Corp.	2,649
246,226	Danaher Corp.	20,574,645
52,900	Discover Financial Services	3,467,595
23	Dolby Laboratories, Inc. – Class A	1,021
1,064	Donaldson Co., Inc.	41,496
59,600	Dover Corp.	4,588,604
32,800	E*TRADE Financial Corp. *	748,168
258,538	eBay, Inc. *	14,188,565
119,390	Eli Lilly & Co.	8,132,847
715,000	EMC Corp.	21,700,250
311,548	Emerson Electric Co.	19,861,185
132	Equifax, Inc.	10,501
40,900	Equity Residential REIT	2,897,356
7,300	Essex Property Trust, Inc. REIT	1,477,593
52,142	Estee Lauder Cos., Inc. (The) – Class A	3,865,808
1,248,000	Express Scripts Holding Co. *	103,771,200
9,500	F5 Networks, Inc. *	1,227,305
96,200	Fifth Third Bancorp	1,935,544
10	Flowserve Corp.	589
45,900	Franklin Resources, Inc.	2,609,874
7	Gartner, Inc. *	598
71,900	General Growth Properties, Inc. REIT	1,924,044
81,400	General Mills, Inc.	4,293,850
62,400	Genuine Parts Co.	6,413,472
60,500	Genworth Financial, Inc. – Class A *	549,945
46,700	Goldman Sachs Group, Inc. (The)	8,798,747
126,210	Google, Inc. – Class A *	69,299,387
32,000	Google, Inc. – Class C *	17,338,560
2,087	Halyard Health, Inc. *	81,831
52,000	Hartford Financial Services Group, Inc. (The)	2,147,600
52,600	HCP, Inc. REIT	2,356,480
37,100	Health Care REIT, Inc.	2,732,786
45	Herbalife Ltd.	1,946
32	Hibbett Sports, Inc. *	1,605
41,600	Honeywell International, Inc.	4,121,312
87,300	Host Hotels & Resorts, Inc. REIT	2,028,852
56,400	Hudson City Bancorp, Inc.	552,156
76,191	Humana, Inc.	10,512,072
95,100	Huntington Bancshares, Inc.	961,461
177,267	Illinois Tool Works, Inc.	16,827,956
29	Informatica Corp. *	1,055

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	United States — continued
13,000	Intercontinental Exchange Inc.	2,937,870
275,215	International Business Machines Corp.	44,631,617
101,231	Intuit, Inc.	9,502,554
10,600	Intuitive Surgical, Inc. *	5,488,362
50,200	Invesco Ltd.	2,026,072
22,300	Iron Mountain, Inc. REIT	847,623
400	J&J Snack Foods Corp.	42,020
123	Jack Henry & Associates, Inc.	7,560
751,900	Johnson & Johnson	81,393,175
426,500	JPMorgan Chase & Co.	25,658,240
101,400	KeyCorp.	1,368,900
35,400	Kimberly-Clark Corp.	4,127,286
47,400	Kimco Realty Corp. REIT	1,206,330
7	Lancaster Colony Corp.	657
11,900	Legg Mason, Inc.	675,325
36,200	Leucadia National Corp.	837,306
30,100	Lincoln National Corp.	1,704,563
29,900	Linear Technology Corp.	1,376,297
35,300	LOEWS Corp.	1,469,892
15,300	M&T Bank Corp.	1,928,106
16,000	Macerich Co. (The) REIT	1,265,280
62,300	Marsh & McLennan Cos., Inc.	3,525,557
163,457	Mastercard, Inc. – Class A	14,268,161
155,143	Mattel, Inc.	4,894,762
289,224	McDonald’s Corp.	27,999,775
30,900	McGraw-Hill Cos., Inc. (The)	2,887,914
1,100	McKesson Corp.	231,836
128,500	MetLife, Inc.	7,145,885
2,031,200	Microsoft Corp.	97,111,672
187,410	Monsanto Co.	22,472,333
21,400	Moody’s Corp.	2,161,614
174,700	Morgan Stanley	6,145,946
7	MSC Industrial Direct Co., Inc. – Class A	544
13,700	NASDAQ OMX Group, Inc. (The)	615,267
48,900	Navient Corp.	1,024,944
48	NeuStar, Inc. – Class A *	1,308
255,697	Nike, Inc. – Class B	25,388,155
25,500	Northern Trust Corp.	1,727,115
2,396,882	Oracle Corp.	101,651,766
120,900	Paychex, Inc.	5,731,869
36,400	People’s United Financial, Inc.	537,992
182,666	PepsiCo, Inc.	18,284,867
26	Pfizer, Inc.	810
1,136,100	Philip Morris International, Inc.	98,761,173
20,600	Plum Creek Timber Co., Inc. REIT	858,608
61,900	PNC Financial Services Group, Inc.	5,414,393
50,385	Precision Castparts Corp.	11,986,591
31,300	Principal Financial Group, Inc.	1,667,351
796,823	Procter & Gamble Co. (The)	72,056,704
62,100	Progressive Corp. (The)	1,691,604
57,300	ProLogis, Inc. REIT	2,422,644

Shares	Description	Value ($)
	United States — continued
52,000	Prudential Financial, Inc.	4,418,960
16,500	Public Storage REIT	3,095,895
714,009	Qualcomm, Inc.	52,051,256
8,000	Ralph Lauren Corp.	1,479,200
159,000	Regions Financial Corp.	1,601,130
80,041	Reynolds American, Inc.	5,275,502
58,565	Rockwell Automation, Inc.	6,758,987
20	Rockwell Collins, Inc.	1,711
100	Roper Industries, Inc.	15,782
14,400	Ross Stores, Inc.	1,317,312
35,000	Simon Property Group, Inc. REIT	6,328,000
13	Snap-On, Inc.	1,759
48,500	State Street Corp.	3,721,405
167	Steven Madden Ltd. *	5,695
146,026	Stryker Corp.	13,567,276
113,574	St Jude Medical, Inc.	7,718,489
61,000	SunTrust Banks, Inc.	2,396,690
189,810	Sysco Corp.	7,641,751
30,500	T. Rowe Price Group, Inc.	2,545,835
330,900	Teradata Corp. *	14,936,826
100,416	TJX Cos., Inc. (The)	6,643,523
15,400	Torchmark Corp.	827,750
13	Toro Co. (The)	854
149	Total System Services, Inc.	4,915
38,800	Travelers Cos., Inc. (The)	4,052,660
32	Tupperware Brands Corp.	2,152
371,708	UnitedHealth Group, Inc.	36,661,560
2,000	United Technologies Corp.	220,160
29,200	Unum Group	970,024
29	Urban Outfitters, Inc. *	937
206,100	US Bancorp	9,109,620
4	Valmont Industries, Inc.	541
33,800	Ventas, Inc. REIT	2,418,390
143,712	VF Corp.	10,802,831
20,100	Vornado Realty Trust REIT	2,242,356
464,415	Wal-Mart Stores, Inc.	40,654,889
35,460	WellPoint, Inc.	4,535,689
543,732	Wells Fargo & Co.	29,622,519
60,800	Weyerhaeuser Co. REIT	2,146,848
26,000	WW Grainger, Inc.	6,387,680
114,500	Xilinx, Inc.	5,202,880
30,800	XL Group Plc	1,094,016
67,928	Zimmer Holdings, Inc.	7,627,635
23,700	Zions Bancorporation	665,022

	Total United States	2,102,334,726

	TOTAL COMMON STOCKS (COST $2,821,228,986)	2,967,529,128

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

	Shares / Par Value	Description	Value ($)
		PREFERRED STOCKS — 0.6%

		Germany — 0.4%
	50,093	Porsche Automobil Holding SE	4,364,699
	42,096	Volkswagen AG	9,702,985

		Total Germany	14,067,684

		South Korea — 0.2%
	4,439	Samsung Electronics Co Ltd	4,213,817

		TOTAL PREFERRED STOCKS (COST $19,071,250)	18,281,501

		RIGHTS/WARRANTS — 0.0%

		Spain — 0.0%
	1,194,480	Telefonica SA Rights, Expires 12/03/14 *	546,955

		TOTAL RIGHTS/WARRANTS (COST $547,301)	546,955

		SHORT-TERM INVESTMENTS — 8.7%

		Time Deposits — 0.5%
USD	1,065,796	BNP Paribas (Paris) Time Deposit, 0.06%, due 12/01/14	1,065,796
EUR	13,890	Brown Brothers Harriman (Grand Cayman) Time Deposit, (0.11)%, due 12/01/14	17,283
GBP	883	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.09%, due 12/01/14	1,382
NOK	362,835	Brown Brothers Harriman (Grand Cayman) Time Deposit, 0.55%, due 12/01/14	51,577
HKD	361,502	JPMorgan Chase (New York) Time Deposit, 0.01%, due 12/01/14	46,616
AUD	27,733	NAT Australia Bank (Grand Cayman) Time Deposit, 1.76%, due 12/01/14	23,609
USD	16,358,025	Skandinaviska Enskilda Banken, AB (Stockholm) Time Deposit, 0.06%, due 12/01/14	16,358,025
JPY	33,085,908	Sumitomo (Tokyo) Time Deposit, 0.01%, due 12/01/14	278,806

		Total Time Deposits	17,843,094

	Par Value	Description	Value ($)
		U.S. Government — 8.2%
USD	134,116,000	U.S. Treasury Bill, 0.08%, due 05/28/15 (b) (c)	134,066,243
USD	135,650,000	U.S. Treasury Bill, 0.06%, due 04/23/15 (b)	135,617,716

		Total U.S. Government	269,683,959

		TOTAL SHORT-TERM INVESTMENTS (COST $287,530,974)	287,527,053

		TOTAL INVESTMENTS — 99.2% (Cost $3,128,378,511)	3,273,884,637
		Other Assets and Liabilities (net) — 0.8%	27,693,310

		TOTAL NET ASSETS — 100.0%	$3,301,577,947

A summary of outstanding financial instruments at November 30, 2014 is as follows:

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Sales
3,287	Russell 2000 Mini	December 2014	$385,104,920	$(8,316,025)
1,802	S&P 400 E-Mini Index	December 2014	259,632,160	(3,780,040)
20,466	S&P 500 E-Mini Index	December 2014	2,114,444,790	(85,458,611)

			$2,759,181,870	$(97,554,676)

+	Buys - Fund is long the underlying asset to the contract. Sales - Fund is short the underlying asset to the contract.

As of November 30, 2014, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

REIT - Real Estate Investment Trust

*	Non-income producing security.

(a)	Security is restricted as to resale.

(b)	The rate shown represents yield-to-maturity.

(c)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

GMO Alpha Only Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2014 (Unaudited)

Additional information on each restricted security is as follows:

Issuer Description	Acquisition Date	Acquisition Cost	Value as a Percentage of Fund’s Net Assets	Value as of November 30, 2014
Ferrovial SA	11/28/14	$6,260	0.00%	$6,887

Currency Abbreviations:

AUD - Australian Dollar

EUR - Euro

GBP - British Pound

HKD - Hong Kong Dollar

JPY - Japanese Yen

NOK - Norwegian Krone

USD - United States Dollar

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS (a) — 44.5%

	Australia — 0.0%
716,799	Arrium Ltd	146,218
33,591	Bank of Queensland Ltd	351,519
115,080	BlueScope Steel Ltd *	483,890
943,465	Goodman Fielder Ltd	518,577
101,240	Investa Office Fund (REIT)	303,928
191,990	Mirvac Group (REIT)	286,424
464,159	Pacific Brands Ltd	204,680
81,027	Stockland (REIT)	283,694
174,364	TABCORP Holdings Ltd	605,695
177,416	Tatts Group Ltd	514,216
70,780	Woodside Petroleum Ltd	2,151,986

	Total Australia	5,850,827

	Austria — 0.1%
182,553	OMV AG	5,284,601
156,930	Voestalpine AG	6,521,545

	Total Austria	11,806,146

	Belgium — 0.1%
9,702	Ageas	347,204
309,046	Belgacom SA	12,209,311
218,672	Delhaize Group	15,989,273

	Total Belgium	28,545,788

	Brazil — 0.4%
216,300	Aes Tiete SA	1,349,319
74,300	Banco Bradesco SA	1,105,440
2,127,200	Banco do Brasil SA	24,590,709
454,500	Banco Santander Brasil SA	2,622,609
722,200	Brasil Brokers Participacoes SA	841,912
642,400	Cia de Saneamento Basico do Estado de Sao Paulo ADR	4,753,760
145,600	Cia de Saneamento de Minas Gerais-COPASA	1,385,126
388,000	Companhia de Saneamento Basico do Estado de Sao Paulo	2,906,010
643,300	Companhia Siderurgica Nacional SA	1,519,932
559,600	Companhia Siderurgica Nacional SA Sponsored ADR	1,303,868
103,800	Cosan Logistica SA *	140,432
30,100	Cosan Ltd – Class A	275,415
106,600	Cosan SA Industria e Comercio	1,325,824
343,700	CPFL Energia SA	2,641,218
86,700	CPFL Energia SA ADR	1,332,579
288,700	Cyrela Brazil Realty SA Empreendimentos e Participacoes	1,401,374
461,467	Duratex SA	1,509,526
932,900	EDP-Energias Do Brasil SA	3,673,622
245,600	Equatorial Energia SA	2,671,595
103,200	Grendene SA	694,076

Shares	Description	Value ($)
	Brazil — continued
181,100	Grupo BTG Pactual	2,111,192
376,300	Klabin SA	2,046,664
555,700	Light SA	4,461,026
461,300	MRV Engenharia e Participacoes SA	1,537,757
53,500	Multiplus SA	723,804
75,900	Porto Seguro SA	920,619
160,157	Sul America SA	793,026
635,800	Tim Participacoes SA	3,088,706
320,100	Tractebel Energia SA	4,326,907
416,900	Transmissora Alianca de Energia Eletrica SA	3,169,601
56,200	Ultrapar Participacoes SA	1,206,234
132,700	Vale SA	1,205,493
110,500	Vale SA Sponsored ADR	995,605

	Total Brazil	84,630,980

	Canada — 0.2%
178,700	Canadian Oil Sands Ltd	2,271,438
2,215	Canadian Tire Corp Ltd – Class A	248,454
422,960	Catamaran Corp *	21,545,583
2,100	First Quantum Minerals Ltd	34,146
8,953	Home Capital Group Inc	408,164
4,700	RONA Inc	56,331
309,500	Suncor Energy Inc	9,770,124

	Total Canada	34,334,240

	Chile — 0.0%
2,981,105	Enersis SA	996,732
116,000	Enersis SA Sponsored ADR	1,946,480
54,216	ENTEL Chile SA	604,267

	Total Chile	3,547,479

	China — 0.1%
7,513,000	Bank of China Ltd – Class H	3,858,322
5,683,000	China Construction Bank – Class H	4,291,431
514,000	China Mobile Ltd	6,341,856
1,738,000	CNOOC Ltd	2,511,495
6,736,000	Industrial and Commercial Bank of China Ltd – Class H	4,544,362

	Total China	21,547,466

	Cyprus — 0.0%
8,787	Eurasia Drilling Co Ltd GDR	157,538
51,268	Globaltrans Investment Plc Sponsored GDR	360,851
18,091	TCS Group Holding Plc (Registered) GDR *	59,737

	Total Cyprus	578,126

	Czech Republic — 0.1%
648,282	CEZ AS	18,047,355

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	Denmark — 0.1%
8,542	AP Moeller – Maersk A/S	17,827,817
74,124	Carlsberg A/S	6,599,463
3,786	Jyske Bank A/S (Registered) *	196,202

	Total Denmark	24,623,482

	Egypt — 0.0%
1,146,041	Al Ezz Steel Rebars SAE *	2,713,145
276,647	Global Telecom Holding GDR *	806,618
8,416,125	Orascom Telecom Media and Technology Holding SAE *	1,544,042
106,292	Sidi Kerir Petrochemicals Co	261,231
681,463	Telecom Egypt Co	1,375,770

	Total Egypt	6,700,806

	Finland — 0.2%
441,427	Fortum Oyj	11,081,035
67,345	Metso Oyj	2,089,327
1,920,175	Nokia Oyj	15,954,535
478,995	UPM – Kymmene Oyj	7,950,109

	Total Finland	37,075,006

	France — 2.8%
27,520	Alstom SA *	965,666
1,019,466	ArcelorMittal	12,492,073
1,832	AXA	44,279
1,033	BNP Paribas	66,342
345,967	Bouygues SA	13,016,075
16,616	Carrefour SA	526,198
40,001	Casino Guichard Perrachon SA	3,855,203
8,903	Christian Dior SA	1,706,751
32,386	CNP Assurances	600,248
535,820	Compagnie de Saint-Gobain	24,625,185
228,283	Compagnie Generale des Etablissements Michelin	21,002,926
48,746	Credit Agricole SA	685,827
77,217	Danone SA	5,446,249
29,540	Electricite de France	884,815
2,634,716	GDF Suez	64,978,493
363	Lafarge SA	25,832
34,153	LVMH Moet Hennessy Louis Vuitton SA	6,142,374
4,100,813	Orange	72,315,606
685,993	Peugeot SA *	8,781,261
291,747	Renault SA	23,427,527
151,080	Rexel SA	2,800,827
435,748	Sanofi	42,113,146
271,058	Schneider Electric SA	22,130,173
1,644	Societe Generale	81,649
192,208	Suez Environnement Co	3,411,789
2,242,914	Total SA	125,245,117
20,052	Vallourec SA	663,781

Shares	Description	Value ($)
	France — continued
496,678	Veolia Environnement SA	9,073,966
562,098	Vinci SA	30,393,374
2,436,873	Vivendi SA	62,013,384

	Total France	559,516,136

	Germany — 2.4%
576	Allianz SE (Registered)	99,242
9,608	Aurubis AG	529,132
1,180,821	BASF SE	107,086,360
512,691	Bayerische Motoren Werke AG	58,607,893
39,699	Bilfinger SE	2,351,196
1,173,570	Daimler AG	98,997,870
1,827	Deutsche Bank AG (Registered)	59,658
647,734	Deutsche Lufthansa AG (Registered)	11,544,504
2,671,689	Deutsche Telekom AG (Registered)	45,430,481
6,545	Duerr AG	562,744
4,071,723	E.ON AG	72,142,193
60,061	Freenet AG	1,773,404
47,655	Fresenius Medical Care AG & Co	3,519,696
2,588	Hannover Rueck SE	231,034
286,212	K+S AG (Registered)	8,587,158
164,424	Kloeckner & Co SE *	1,944,241
191,711	Metro AG *	6,511,672
2,709	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	557,837
89,937	ProSiebenSat.1 Media AG (Registered)	3,828,145
1,077,922	RWE AG	39,052,203
34,844	Salzgitter AG	1,151,850
158,570	Siemens AG (Registered)	18,755,325
44,353	Volkswagen AG	10,042,237

	Total Germany	493,366,075

	Hong Kong — 0.0%
2,098	Cheung Kong Holdings Ltd	38,505
1,249,308	Esprit Holdings Ltd	1,624,464
57,552	Link (REIT)	364,549
73,319	Sun Hung Kai Properties Ltd	1,070,186
66,000	Swire Pacific Ltd – Class A	905,597
6,000	Wharf Holdings Ltd (The)	43,183
287,139	Yue Yuen Industrial Holdings	1,029,342

	Total Hong Kong	5,075,826

	Hungary — 0.0%
858,306	Magyar Telekom Telecommunications Plc *	1,181,319
16,398	MOL Hungarian Oil and Gas Plc	791,822
272,612	OTP Bank Plc	4,387,264

	Total Hungary	6,360,405

	India — 0.6%
22,961	Aban Offshore Ltd	201,491
17,723	ACC Ltd	421,484

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	India — continued
1,400,783	Allahabad Bank	2,740,339
862,791	Andhra Bank	1,192,755
1,026,251	Ashok Leyland Ltd *	866,562
193,100	Aurobindo Pharma Ltd	3,396,986
4,766	Axis Bank Ltd (b)	37,850
12,724	Bajaj Auto Ltd	541,824
17,072	Bank of Baroda (b)	306,855
844,693	Bank of India	3,903,048
1,655,345	Bharat Heavy Electricals Ltd	7,500,680
52,499	Biocon Ltd	385,207
1,090,574	Cairn India Ltd	4,566,590
671,648	Canara Bank Ltd	4,453,335
806,215	Coal India Ltd	4,614,063
888,013	DLF Ltd	2,115,332
294,413	GAIL India Ltd	2,319,196
34,062	HCL Technologies Ltd	914,630
856,826	HDFC Bank Ltd (b)	14,049,692
30,979	Hero MotoCorp Ltd	1,568,356
1,198,213	Hindalco Industries Ltd	3,356,390
1,338,003	Housing Development & Infrastructure Ltd *	1,802,673
31,063	ICICI Bank Ltd	874,839
15,500	ICICI Bank Ltd Sponsored ADR	912,795
48,766	IDFC Ltd (b)	128,141
12,460	Infosys Ltd	869,704
8,750	Infosys Ltd Sponsored ADR	611,100
79,791	Jai Balaji Industries Ltd *	21,356
1,817,793	Jaiprakash Associates Ltd *	841,770
10,209	JSW Steel Ltd	196,527
916,682	Karnataka Bank Ltd	2,124,924
95,892	Kiri Industries Ltd *	154,092
122,025	LIC Housing Finance Ltd	832,087
102,592	Mahindra & Mahindra Ltd	2,188,171
1,305,736	NHPC Ltd	426,044
206,557	NMDC Ltd	464,719
1,754,564	NTPC Ltd	4,017,869
457,123	Oil & Natural Gas Corp Ltd	2,789,946
71,135	Oil India Ltd	681,191
600,193	Oriental Bank of Commerce	2,946,980
732,384	Power Finance Corp	3,643,411
284,118	Punjab National Bank Ltd (b)	4,907,939
85,241	Reliance Capital Ltd	716,759
1,451,301	Reliance Communications Ltd *	2,397,738
24,414	Reliance Industries Ltd	388,715
152,395	Reliance Infrastructure Ltd	1,489,696
312,184	Rural Electrification Corp Ltd	1,685,708
848,068	Sesa Sterlite Ltd	3,144,363
1,975,970	State Bank of India	10,229,871
627,257	Syndicate Bank	1,312,852
245,273	Tata Global Beverages Ltd	636,059
1,074,295	Tata Motors Ltd	9,146,962

Shares	Description	Value ($)
	India — continued
19,452	Tata Motors Ltd – Class A	105,819
946,544	Tata Power Co Ltd	1,411,677
303,845	Tata Steel Ltd	2,310,726
109,082	Tech Mahindra Ltd	4,619,702
15,381	UCO Bank	21,920
2,377	United Phosphorus Ltd	13,163
65,523	Wipro Ltd	617,621
21,281	Yes Bank Ltd	242,637

	Total India	131,380,931

	Indonesia — 0.1%
3,366,900	Adaro Energy Tbk PT	297,458
13,879,900	Astra International Tbk PT	8,094,048
1,196,700	Bank Tabungan Negara Persero Tbk PT	110,846
1,279,200	Gajah Tunggal Tbk PT	136,832
3,968,000	Global Mediacom Tbk PT	522,041
5,836,800	Harum Energy Tbk PT	803,413
662,700	Indo Tambangraya Megah Tbk PT	1,031,824
537,600	Indosat Tbk PT *	153,772
851,500	Media Nusantara Citra Tbk PT	167,874
34,613,600	MNC Investama Tbk PT *	865,343
3,440,200	Perusahaan Gas Negara Persero Tbk PT	1,677,835
2,304,700	Ramayana Lestari Sentosa Tbk PT	157,594
430,800	Tambang Batubara Bukit Asam Persero Tbk PT	463,468
34,943,400	Telekomunikasi Indonesia Persero Tbk PT	8,101,004
35,900	Telekomunikasi Indonesia Persero Tbk PT Sponsored ADR	1,654,990
1,125,300	XL Axiata Tbk PT	470,431

	Total Indonesia	24,708,773

	Ireland — 0.1%
443,727	CRH Plc	10,458,587
8,574	Smurfit Kappa Group Plc	198,722

	Total Ireland	10,657,309

	Israel — 0.2%
75,318	Bank Hapoalim BM	375,995
304,851	Bank Leumi Le-Israel *	1,076,343
346,700	Check Point Software Technologies Ltd *	26,803,377
399,096	Israel Discount Bank Ltd – Class A *	651,592
147,960	Partner Communications Co Ltd *	904,108

	Total Israel	29,811,415

	Italy — 0.9%
5,164,131	A2A SPA	5,390,419
13,111,045	Enel SPA	63,290,098
2,028,931	ENI SPA	40,420,908

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	Italy — continued
6,557	Exor SPA	292,168
1,094,851	Fiat Chrysler Automobiles NV *	13,677,978
677,922	Finmeccanica SPA *	6,573,333
1,494,225	Mediaset SPA *	6,071,561
38,596	Mediolanum SPA	267,940
19,276	Recordati SPA	337,013
28,326,131	Telecom Italia SPA *	31,926,600
11,757,269	Telecom Italia SPA-Di RISP	10,422,950

	Total Italy	178,670,968

	Japan — 3.0%
542,100	Aeon Co Ltd	5,407,902
76,400	Aisin Seiki Co Ltd	2,732,864
54,200	Alfresa Holdings Corp	623,978
682,000	Asahi Glass Co Ltd	3,295,465
414,000	Asahi Kasei Corp	3,600,905
15,600	Asatsu-DK Inc	402,346
72,258	Calsonic Kansei Corp	396,761
698,022	Canon Inc	22,297,707
47,400	Central Japan Railway Co	6,887,315
71,200	Chubu Electric Power Co Inc *	832,172
1,692,935	Cosmo Oil Co Ltd	2,321,064
73,900	Daihatsu Motor Co Ltd	1,012,399
143,000	Daikyo Inc	247,050
69,100	Daito Trust Construction Co Ltd	7,825,672
131,000	Denki Kagaku Kogyo K K	447,543
336	Electric Power Development Co Ltd	11,626
568	FujiFilm Holdings Corp	18,786
13,401	Fuji Oil Co Ltd	190,233
101,000	Gunze Ltd	262,990
46,324	Hakuhodo DY Holdings Inc	450,521
129,471	Hanwa Co Ltd	457,128
48,207	Haseko Corp	400,854
36,400	Hitachi Chemical Co Ltd	674,308
864,327	Honda Motor Co Ltd	26,145,429
72,300	Idemitsu Kosan Co Ltd	1,234,583
661,192	Inpex Corp	7,005,765
211,300	IT Holdings Corp	3,275,045
1,869,500	Itochu Corp	21,500,714
1,551,489	Japan Tobacco Inc	49,752,828
52,600	JFE Holdings Inc	1,120,976
153,200	JX Holdings Inc	570,262
191,742	K’s Holdings Corp	4,656,116
3,307,000	Kawasaki Kisen Kaisha Ltd	8,677,470
739,000	Kobe Steel Ltd	1,176,997
18,286	Kohnan Shoji Co Ltd	197,958
63,000	Kuraray Co Ltd	768,006
741,180	Kyocera Corp	36,241,708
43,300	Leopalace21 Corp *	244,883
2,035,500	Marubeni Corp	12,832,486
254,704	Medipal Holdings Corp	2,836,052

Shares	Description	Value ($)
	Japan — continued
1,727,200	Mitsubishi Chemical Holdings Corp	8,908,337
1,464,069	Mitsubishi Corp	27,678,739
43,900	Mitsubishi UFJ Lease & Finance Co Ltd	207,155
103,429	Mitsui Chemicals Inc	289,722
560,667	Mitsui Engineering & Shipbuilding Co Ltd	1,071,514
1,714,474	Mitsui & Co Ltd	23,653,989
93,012	Mitsui Mining & Smelting Co Ltd	238,975
250,134	Mitsui OSK Lines Ltd	793,213
62,736	Net One Systems Co Ltd	360,564
20,000	Nichirei Corp	86,836
228,000	Nippon Electric Glass Co Ltd	1,043,391
432,200	Nippon Light Metal Co Ltd	651,403
565,643	Nippon Telegraph & Telephone Corp	30,258,701
321,000	Nippon Yusen Kabushiki Kaisha	906,515
161,241	Nipro Corp	1,379,463
8,921,028	Nissan Motor Co Ltd	83,264,339
76,658	Nisshinbo Holdings Inc	777,096
143,706	North Pacific Bank Ltd	571,520
1,302,929	NTT Docomo Inc	20,340,307
19,400	Okinawa Electric Power Co	610,591
144	ORIX JREIT Inc (REIT)	199,733
586,000	Osaka Gas Co Ltd	2,239,549
14,405	Resona Holdings Inc	77,851
379,000	Ricoh Co Ltd	4,111,128
47,200	Round One Corp	271,141
135,700	Sekisui House Ltd	1,816,783
28,300	Shimamura Co Ltd	2,367,922
12,919	Showa Denko KK	17,865
55,391	Showa Shell Sekiyu KK	462,139
4,821,200	Sojitz Corp	6,911,188
1,416,300	Sumitomo Corp	15,114,761
200,000	Sumitomo Heavy Industries Ltd	1,100,852
433,000	Sumitomo Metal Mining Co Ltd	6,630,525
98,300	Sumitomo Rubber Industries	1,498,539
54,452	Suzuken Co Ltd	1,395,036
310,526	Takeda Pharmaceutical Co Ltd	13,015,555
69,178	Tokyo Electric Power Co Inc (The) *	252,707
1,334,264	Tokyo Electron Ltd (c)	93,022,702
44,500	TonenGeneral Sekiyu KK	372,694
88,178	Tosoh Corp	405,818
355,900	Toyota Tsusho Corp	8,426,494
523,000	Ube Industries Ltd	748,571
505,700	UNY Co Ltd	2,549,287
53,600	West Japan Railway Co	2,557,970
2,184,267	Yamada Denki Co Ltd	7,190,142

	Total Japan	614,884,189

	Malaysia — 0.0%
121,113	Hong Leong Bank Berhad	511,791

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	Mexico — 0.1%
683,900	America Movil SAB de CV ADR	16,215,269

	Netherlands — 0.2%
80,224	Aegon NV	629,883
44,561	Corbion NV	784,300
4,275	ING Groep NV *	62,541
1,117,533	Koninklijke Ahold NV	19,739,586
4,990,246	Koninklijke KPN NV	16,605,036
85,275	SNS REAAL NV * (d)	—
17,200	VimpelCom Ltd Sponsored ADR	90,300
85,476	Wolters Kluwer NV	2,505,776

	Total Netherlands	40,417,422

	New Zealand — 0.0%
361,310	Chorus Ltd *	585,113
106,676	Fletcher Building Ltd	684,378
229,259	Spark New Zealand Ltd	549,471

	Total New Zealand	1,818,962

	Norway — 0.2%
3,736	DNB ASA	61,851
10,773	Golden Ocean Group Ltd	8,908
207,455	Orkla ASA	1,538,459
1,048,842	Statoil ASA	19,800,704
604,043	Telenor ASA	12,720,878
2,580	TGS Nopec Geophysical Co ASA	57,246
359,492	Yara International ASA	15,210,147

	Total Norway	49,398,193

	Peru — 0.0%
25,255	Companhia de Minas Buenaventura SA ADR	233,609
24,500	Southern Copper Corp.	733,775

	Total Peru	967,384

	Philippines — 0.0%
16,140	GT Capital Holdings Inc	387,916
429,500	Puregold Price Club Inc	364,934

	Total Philippines	752,850

	Poland — 0.2%
17,130	Asseco Poland SA	274,226
255,069	Boryszew SA *	482,208
58,486	Energa SA	409,433
110,915	Jastrzebska Spolka Weglowa SA *	689,978
749,539	KGHM Polska Miedz SA	27,326,724
1,223,024	PGE SA	7,034,021
78,352	Polski Koncern Naftowy Orlen SA	1,052,460
635,099	Synthos SA	785,843
136,516	Tauron Polska Energia SA	210,381

	Total Poland	38,265,274

Shares	Description	Value ($)
	Portugal — 0.1%
2,650,815	EDP-Energias de Portugal SA	10,881,467

	Qatar — 0.0%
549	Industries Qatar QSC	28,721

	Russia — 1.7%
306,866	Aeroflot-Russian Airlines *	253,174
78,600	Bashneft OAO – Class S *	1,960,212
31,800	CTC Media, Inc.	189,528
82,582	Gazprom Neft JSC Sponsored ADR	1,340,047
7,058,045	Gazprom OAO Sponsored ADR	41,248,909
5,489,232	Lukoil OAO Sponsored ADR	255,512,282
7,405	MegaFon OAO GDR	152,757
13,700	Mobile Telesystems Sponsored ADR	167,414
1,467	NovaTek OAO GDR	138,469
2,810,414	Rosneft OJSC GDR (Registered)	13,309,252
2,129,377	Sberbank Sponsored ADR	13,062,314
1,805	Sistema JSFC Sponsored GDR (Registered)	10,364
2,158,904	Surgutneftegas Sponsored ADR	12,686,154
172,045	Tatneft Sponsored ADR	5,263,121

	Total Russia	345,293,997

	Singapore — 0.0%
1,505,085	Ezra Holdings Ltd	767,324
3,557,662	Golden Agri-Resources Ltd	1,255,178
258,157	Noble Group Ltd	242,521
123,000	Singapore Technologies Engineering Ltd	317,962
896,000	Swiber Holdings Ltd	216,692
1,189,795	Yangzijiang Shipbuilding Holdings Ltd	1,119,026

	Total Singapore	3,918,703

	South Africa — 0.1%
2,691,606	African Bank Investments Ltd (d)	243
304,650	Capital Property Fund (REIT) *	355,708
185,739	Kumba Iron Ore Ltd	4,318,179
636,228	MTN Group Ltd	12,521,322
7,341	Naspers Ltd-N Shares	949,617
33,010	Sasol Ltd	1,374,219
1,647	Sasol Ltd Sponsored ADR	69,256
285,154	Vodacom Group Ltd	3,414,968
102,987	Wilson Bayly Holmes-Ovcon Ltd	1,119,678

	Total South Africa	24,123,190

	South Korea — 1.9%
170,261	BS Financial Group Inc	2,412,536
7,278	Capro Corp *	20,703
19,590	CJ E & M Corp *	647,704
6,427	Daelim Industrial Co Ltd	390,300
68,812	Daou Technology Inc	729,646

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	South Korea — continued
42,819	DGB Financial Group Inc	450,069
57,069	Dongbu Insurance Co Ltd	2,861,586
47,897	GS Holdings	1,793,285
255,860	Hana Financial Group Inc	7,776,158
2,258	Hankook Tire Co Ltd	111,590
73,817	Hankook Tire WorldwideCo Ltd	1,416,958
11,612	Hanwha Corp	310,978
79,985	Hyundai Marine & Fire Insurance Co Ltd	1,921,032
54,118	Hyundai Mobis	12,021,516
60,073	Hyundai Motor Co	9,651,071
162,492	Iljin Holdings Co Ltd	886,003
315,471	Industrial Bank of Korea	4,271,105
48,160	Jahwa Electronics Co Ltd	523,505
163,778	KB Financial Group Inc	5,739,618
21,219	Kginicis Co Ltd	269,480
353,692	Kia Motors Corp	17,693,062
7,371	Kolon Industries Inc	311,029
8,607	Korea Zinc Co Ltd	3,312,888
323,070	KT Corp	9,522,318
22,500	KT Corp Sponsored ADR	332,100
10,321	Kwangju Bank *	91,662
10,499	Kyongnam Bank *	120,539
59,930	LF Corp	1,728,257
22,850	LG International Corp	588,000
63,336	LIG Insurance Co Ltd	1,492,227
2,136	Lotte Shopping Co Ltd	577,683
94,776	Meritz Fire & Marine Insurance Co Ltd	1,038,819
16,474	Neowiz Games Corp *	319,220
41,302	Partron Co Ltd	392,301
32,719	S-Oil Corp	1,240,976
14,080	Samsung Card Co	607,459
202,815	Samsung Electronics Co Ltd	234,976,685
2,615	Samsung Electronics Co Ltd GDR (Registered)	1,502,810
58,686	Samsung Engineering Co Ltd *	2,587,401
44,736	Samsung Heavy Industries Co Ltd	868,868
13,717	Samsung SDI Co Ltd	1,653,495
4,726	Seah Besteel Corp	141,475
23,234	SFA Engineering Corp	1,041,323
177,818	Shinhan Financial Group Co Ltd	7,951,694
29,960	Silicon Works Co Ltd	612,580
3,142	SK Gas Co Ltd	307,625
4,279	SK Holdings Co Ltd	656,573
114,532	SK Innovation Co Ltd	8,832,613
57,798	SK Telecom Co Ltd	14,719,712
43,900	SK Telecom Co Ltd ADR	1,243,687
84,359	Sungwoo Hitech Co Ltd	1,082,700
540,079	Woori Bank *	5,215,800

	Total South Korea	376,968,424

Shares	Description	Value ($)
	Spain — 1.1%
29,426	Acciona SA *	2,177,516
139,909	ACS Actividades de Construccion y Servicios SA	4,944,757
492,129	Banco Santander SA Sponsored ADR	4,379,948
169,450	Enagas	5,669,121
132,425	Endesa SA	2,559,643
537,020	Gas Natural SDG SA	15,222,837
7,433,237	Iberdrola SA	55,004,659
393,570	Indra Sistemas SA	4,053,793
28,761	Red Electrica Corp SA	2,634,744
681,463	Repsol YPF SA	15,309,018
6,982,643	Telefonica SA	112,009,591

	Total Spain	223,965,627

	Sri Lanka — 0.0%
1,065,600	Anilana Hotels & Properties Ltd *	65,098

	Sweden — 0.3%
1,260,601	Ericsson LM – Class B	15,842,788
3,089	Investor AB	115,931
270,274	Sandvik AB	2,830,450
211,872	Skanska AB – Class B	4,558,497
145,837	SKF AB – B Shares	3,002,588
269,598	Tele2 AB – B Shares	3,490,928
3,935,780	TeliaSonera AB	28,086,507

	Total Sweden	57,927,689

	Switzerland — 0.2%
474,200	ABB Ltd (Registered)	10,648,355
169,921	Holcim Ltd (Registered)	12,551,434
163,316	Nestle SA (Registered)	12,257,384
164	Swiss Life Holding AG (Registered) *	37,563
8,313	Swisscom AG (Registered)	5,048,046
28,483	Zurich Insurance Group AG	8,931,139

	Total Switzerland	49,473,921

	Taiwan — 0.8%
1,365,000	Acer Inc *	864,440
153,594	Advantech Co Ltd	1,050,899
280,000	ALI Corp	206,883
213,000	Asia Plastic Recycling Holding Ltd	243,074
1,886,000	Asustek Computer Inc	20,543,464
819,000	Career Technology MFG Co Ltd	911,660
96,000	Catcher Technology Co Ltd	810,974
1,456,000	China Man-Made Fiber Corp *	452,664
2,525,000	China Petrochemical Development Corp *	724,491
1,599,000	Chipbond Technology Corp	2,969,666
713,278	Chong Hong Construction Co Ltd	1,535,263
2,217,470	Chunghwa Telecom Co Ltd	6,674,944
500	Chunghwa Telecom Co Ltd ADR	15,045

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	Taiwan — continued
10,112,000	Compal Electronics Inc	6,457,930
1,364,000	Coretronic Corp	1,916,816
176,000	Delta Electronics Inc	1,062,280
211,000	Dynapack International Technology Corp	497,614
4,792,371	E.Sun Financial Holding Co Ltd	3,033,022
431,000	Elan Microelectronics Corp	610,091
164,812	Elitegroup Computer Systems Co Ltd	137,758
773,000	Far EasTone Telecommunications Co Ltd	1,672,457
110,000	Faraday Technology Corp	108,345
362,151	Flexium Interconnect Inc	750,921
1,685,750	Foxconn Technology Co Ltd	4,706,503
57,000	Fubon Financial Holding Co Ltd	93,169
1,360,500	Highwealth Construction Corp	2,580,012
9,013,120	Hon Hai Precision Industry Co Ltd	28,249,028
1,603,000	HTC Corp *	7,080,305
211,000	Huaku Development Co Ltd	368,209
44,540	ILI Technology Corp	102,915
175,000	Kinsus Interconnect Technology Corp	641,519
2,556,628	Lite-On Technology Corp	3,093,230
265,222	Makalot Industrial Co Ltd	1,341,919
45,022	MediaTek Inc	675,409
485,000	Novatek Microelectronics Corp Ltd	2,736,810
2,556,000	Pegatron Corp	5,925,977
368,000	Phison Electronics Corp	2,460,396
808,000	Pou Chen Corp	976,291
2,084,808	Powertech Technology Inc	3,482,709
3,075,000	Quanta Computer Inc	7,645,635
1,751,020	Radiant Opto-Electronics Corp	5,731,585
756,330	Realtek Semiconductor Corp	2,516,216
7,332	Silicon Motion Technology Corp ADR	171,275
599,000	Simplo Technology Co Ltd	3,068,802
51,000	Soft-World International Corp	144,048
1,240,000	Synnex Technology International Corp	1,801,290
2,085,175	Taishin Financial Holding Co Ltd	965,704
106,000	Taiwan Cement Corp	155,522
577,000	Taiwan Mobile Co Ltd	1,834,154
655,044	Taiwan PCB Techvest Co Ltd	977,588
401,100	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	9,413,817
116,085	TPK Holding Co Ltd	744,955
1,328,000	Tripod Technology Corp	2,627,195
2,159,000	Unimicron Technology Corp	1,586,485
6,055,909	Wistron Corp	5,523,212
184,260	Wistron NeWeb Corp	357,683
1,348,000	WPG Holdings Co Ltd	1,565,368
488,000	Yungtay Engineering Co Ltd	1,120,120

	Total Taiwan	165,715,756

Shares	Description	Value ($)
	Thailand — 0.2%
1,392,700	Bangchak Petroleum Pcl (Foreign Registered)	1,504,993
8,431,200	Bangkok Dusit Medical Services Pcl (Foreign Registered)	4,748,375
8,323,700	Banpu Pcl (Foreign Registered)	6,907,564
154,050	Electricity Generating Pcl (Foreign Registered)	800,183
139,900	Glow Energy Pcl (Foreign Registered)	416,398
304,400	PTT Exploration & Production Pcl (Foreign Registered)	1,255,946
1,504,600	PTT Pcl (Foreign Registered)	17,536,329
1,109,600	Ratchaburi Electricity Generating Holding Pcl (Foreign Registered)	2,087,064
2,862,500	Thai Oil Pcl (Foreign Registered)	3,769,167
1,353,200	Thanachart Capital Pcl (Foreign Registered)	1,380,278
1,635,500	TTW Pcl (Foreign Registered)	592,793

	Total Thailand	40,999,090

	Turkey — 0.5%
2,164,750	Akbank TAS	8,770,078
4,414,686	Asya Katilim Bankasi AS *	1,412,159
60,459	Dogus Gayrimenkul Yatirim Ortakligi AS (REIT) *	110,762
70,795	Dogus Otomotiv Servis ve Ticaret AS	373,911
1,767,396	EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	1,865,803
467,872	Emlak Konut Gayrimenkul Yatirim (REIT)	594,602
257,551	Eregli Demir ve Celik Fabrikalari TAS	522,986
1,016,221	Gubre Fabrikalari TAS	2,370,586
497,408	Haci Omer Sabanci Holding AS	2,379,171
1,862,046	Ipek Dogal Enerji Kaynaklari Ve Uretim AS *	1,357,977
218,341	KOC Holding AS	1,229,463
419,431	Koza Altin Isletmeleri AS	2,439,235
1,793,813	Koza Anadolu Metal Madencilik Isletmeleri AS *	1,400,825
225,350	Park Elektrik Madencilik Tekstil Sanayi ve Ticaret AS	418,499
1,353,386	Tekfen Holding AS *	3,679,652
33,009	Tupras-Turkiye Petrol Rafineriler AS	744,457
1,523,074	Turk Telekomunikasyon AS	4,872,852
1,462,269	Turkcell Iletisim Hizmetleri AS *	9,275,296
11,300	Turkcell Iletisim Hizmetleri AS ADR *	179,331
483,644	Turkiye Garanti Bankasi AS	2,127,705
1,432,135	Turkiye Halk Bankasi AS	10,185,538
7,420,213	Turkiye IS Bankasi – Class C	20,593,294
398,876	Turkiye Sise ve Cam Fabrikalari AS	633,465
3,795,840	Turkiye Vakiflar Bankasi TAO – Class D	8,711,287
3,861,013	Yapi ve Kredi Bankasi AS	9,255,665

	Total Turkey	95,504,599

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	United Arab Emirates — 0.0%
3,143,953	Dana Gas PJSC *	522,296
4,013,550	Eshraq Properties Co PJSC *	1,133,922

	Total United Arab Emirates	1,656,218

	United Kingdom — 2.1%
51,752	Amlin Plc	359,789
1,250,955	AstraZeneca Plc	92,943,961
96,575	Aviva Plc	769,073
1,528,894	BAE Systems Plc	11,472,348
393,876	Balfour Beatty Plc	1,126,322
10,488,409	BP Plc	68,760,900
11,255	Bunzl Plc	313,924
131,400	Cape Plc	518,763
43,737	Catlin Group Ltd	376,882
2,542,354	Centrica Plc	11,308,216
209,587	Cobham Plc	987,158
1,077,697	CSR Plc	13,941,578
169,522	Debenhams Plc	190,789
48,393	Drax Group Plc	460,833
426,096	FirstGroup Plc *	751,168
479,122	GlaxoSmithKline Plc	11,129,506
8,963	Glencore Plc	44,824
1,175,078	Home Retail Group Plc	3,676,395
131,269	Inchcape Plc	1,472,731
84,396	Intermediate Capital Group Plc	605,661
21,032	JD Wetherspoon Plc	269,179
977,712	J Sainsbury Plc	3,563,424
866,428	Kingfisher Plc	4,232,560
716,351	Ladbrokes Plc	1,244,317
4,618,236	Man Group Plc	10,320,344
558,510	Marks & Spencer Group Plc	4,255,604
210,537	Meggitt Plc	1,654,040
19,714	Micro Focus International Plc	351,801
37,846	National Express Group Plc	156,668
456	Next Plc	48,272
222,855	Pearson Plc	4,282,801
95,890	Persimmon Plc	2,292,560
208,005	Rexam Plc	1,469,922
1,810,707	Royal Dutch Shell Plc A Shares (London)	60,328,392
1,166,489	Royal Dutch Shell Plc B Shares (London)	40,511,441
19,981	RSA Insurance Group Plc *	146,091
237,783	Scottish & Southern Energy Plc	6,093,100
138,697	Smiths Group Plc	2,505,558
88,956	Spirit Pub Co Plc	146,266
12,782	Standard Life Assurance Plc	84,639
6,726,952	Tesco Plc	19,623,813
201,543	Thomas Cook Group Plc *	383,099
42,214	TUI Travel Plc	293,344
7,677,065	Vodafone Group Plc	28,136,447

Shares	Description	Value ($)
	United Kingdom — continued
2,907,072	WM Morrison Supermarkets Plc	8,101,756

	Total United Kingdom	421,706,259

	United States — 23.4%
386,706	3M Co.	61,907,764
785,000	Abbott Laboratories	34,940,350
374,517	Accenture Plc – Class A	32,332,053
366,959	Allergan, Inc.	78,488,861
1,920,044	Amazon.com, Inc. *	650,203,700
71,200	Ametek, Inc.	3,628,352
435	Amgen, Inc.	71,910
98,300	Amphenol Corp. – Class A	5,271,829
148,745	Analog Devices, Inc.	8,127,427
303,442	Apple, Inc.	36,088,357
771,354	Auxilium Pharmaceuticals, Inc. *	26,657,994
975,791	Baker Hughes, Inc.	55,620,087
208,904	Baxter International, Inc.	15,249,992
117,508	Becton, Dickinson and Co.	16,489,898
354,600	Bed Bath & Beyond, Inc. *	26,017,002
44,800	Biogen Idec, Inc. *	13,784,512
177,800	CA, Inc.	5,538,470
53,100	Cerner Corp. *	3,419,640
85,100	CH Robinson Worldwide, Inc.	6,275,274
379,600	Chevron Corp.	41,327,052
76,500	Church & Dwight Co., Inc.	5,868,315
2,698,589	Cisco Systems, Inc.	74,589,000
124,800	Citrix Systems, Inc. *	8,275,488
184,000	Coach, Inc.	6,830,080
2,214,903	Coca-Cola Co. (The)	99,294,101
361,468	Cognizant Technology Solutions Corp. – Class A *	19,515,657
531,419	Colgate-Palmolive Co.	36,981,448
1,526,056	Compuware Corp. (c)	15,748,898
180,400	Costco Wholesale Corp.	25,638,448
4,138,568	Covidien Plc (c)	417,995,368
242,402	Covisint Corp. *	557,525
41,000	CR Bard, Inc.	6,861,350
352,402	Danaher Corp.	29,446,711
1,936,050	DIRECTV * (c)	169,810,945
21,208	Donaldson Co., Inc.	827,112
70,200	Dover Corp.	5,404,698
136,135	Dresser-Rand Group, Inc. *	11,041,910
335,100	eBay, Inc. *	18,390,288
23,600	Edwards Lifesciences Corp. *	3,060,448
595	Eli Lilly & Co.	40,531
1,395,800	EMC Corp.	42,362,530
472,157	Emerson Electric Co.	30,100,009
200	Equifax, Inc.	15,910
47,900	Estee Lauder Cos., Inc. (The) – Class A	3,551,306
73,200	Expeditors International of Washington, Inc.	3,427,224

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	United States — continued
4,165,117	Express Scripts Holding Co. *	346,329,479
200	Exxon Mobil Corp.	18,108
43,200	F5 Networks, Inc. *	5,581,008
79,400	Genuine Parts Co.	8,160,732
147,416	Google, Inc. – Class A *	80,943,177
2,800	Google, Inc. – Class C *	1,517,124
37,600	Henry Schein, Inc. *	5,158,720
900	Herbalife Ltd.	38,925
27,900	Hershey Co. (The)	2,797,812
1,100	Hewlett-Packard Co.	42,966
43,400	Hormel Foods Corp.	2,303,672
16,400	Hubbell, Inc. – Class B	1,751,520
8,004,401	Hudson City Bancorp, Inc. (c)	78,363,086
104,363	Humana, Inc.	14,398,963
237,136	Illinois Tool Works, Inc.	22,511,320
217,999	International Business Machines Corp.	35,352,898
4,431,000	International Game Technology (c)	75,459,930
132,374	Intuit, Inc.	12,425,947
12,246	Intuitive Surgical, Inc. *	6,340,611
686,800	Johnson & Johnson	74,346,100
1,034,732	JPMorgan Chase & Co.	62,249,477
106,400	Linear Technology Corp.	4,897,592
1,246,041	Lorillard, Inc. (c)	78,675,029
46,491	Magnachip Semiconductor Corp. *	566,260
152,100	Mastercard, Inc. – Class A	13,276,809
212,600	Mattel, Inc.	6,707,530
36,200	McCormick & Co., Inc. (Non Voting)	2,690,746
430,634	McDonald’s Corp.	41,689,678
2,218,200	Microsoft Corp.	106,052,142
290,904	Monsanto Co.	34,882,299
361,452	Nike, Inc. – Class B	35,888,569
6,628,971	Oracle Corp.	281,134,660
145,200	Paychex, Inc.	6,883,932
866	PepsiCo, Inc.	86,687
4,565,327	Philip Morris International, Inc.	396,863,876
23,200	Polaris Industries, Inc.	3,635,672
75,696	Precision Castparts Corp.	18,008,078
844,595	Procter & Gamble Co. (The)	76,376,726
882,678	Qualcomm, Inc.	64,347,226
42,499	Ralph Lauren Corp.	7,858,065
104,600	Reynolds American, Inc.	6,894,186
63,964	Rockwell Automation, Inc.	7,382,085
400	Roper Industries, Inc.	63,128
45,100	Ross Stores, Inc.	4,125,748
1,877,200	Safeway, Inc. (c)	65,401,648
619,100	Sigma-Aldrich Corp.	84,569,060
162,157	St Jude Medical, Inc.	11,020,190
180,007	Stryker Corp.	16,724,450
250,500	Sysco Corp.	10,085,130
687,785	Teradata Corp. *	31,046,615
900,838	Time Warner Cable, Inc. (c)	134,477,097

Shares	Description	Value ($)
	United States — continued
111,400	TJX Cos, Inc. (The)	7,370,224
67,700	Total System Services, Inc.	2,233,423
647,994	TRW Automotive Holdings Corp. * (c)	67,002,580
200	Tupperware Brands Corp.	13,450
565,181	UnitedHealth Group, Inc.	55,743,802
40,500	Varian Medical Systems, Inc. *	3,584,655
185,159	VF Corp.	13,918,402
550,487	Wal-Mart Stores, Inc.	48,189,632
24,300	Waters Corp. *	2,816,370
1,900	Wells Fargo & Co.	103,512
31,500	WW Grainger, Inc.	7,738,920
191,400	Xilinx, Inc.	8,697,216
77,100	Zimmer Holdings, Inc.	8,657,559

	Total United States	4,771,548,057

	TOTAL COMMON STOCKS (COST $8,788,891,755)	9,069,843,689

	PREFERRED STOCKS (a) — 1.3%

	Brazil — 0.5%
688,800	AES Tiete SA	5,145,489
72,590	Banco Bradesco SA	1,119,621
44,010	Banco Bradesco SA ADR	681,275
571,500	Banco do Estado do Rio Grande do Sul SA – Class B	3,335,616
44,950	Bradespar SA	264,283
182,481	Companhia de Transmissao de Energia Eletrica Paulista	2,774,016
1,783,827	Companhia Energetica de Minas Gerais	9,792,496
1,367,239	Companhia Energetica de Minas Gerais Sponsored ADR	7,547,159
300,700	Companhia Energetica de Sao Paulo – Class B	3,032,968
229,700	Companhia Paranaense de Energia – Class B	3,161,358
163,400	Companhia Paranaense de Energia Sponsored ADR	2,267,992
720,900	Eletropaulo Metropolitana SA	2,605,510
980,300	Gerdau SA	4,166,041
130,400	Gerdau SA Sponsored ADR	543,768
28,200	Gol Linhas Aereas Inteligentes SA ADR	162,150
361,516	Itau Unibanco Holding SA	5,440,676
50,866	Itau Unibanco Holding SA ADR	766,042
3,661,408	Itausa-Investimentos Itau SA	14,960,546
421,300	Metalurgica Gerdau SA	2,133,726
4,244,700	Oi SA	2,283,832
1,417,200	Oi SA ADR *	737,086
322,300	Telefonica Brasil SA	6,598,426
662,100	Telefonica Brasil SA ADR	13,612,776
188,500	Tim Participacoes SA ADR	4,589,975
63,400	Vale SA	494,376

	Total Brazil	98,217,203

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	Germany — 0.4%
282,458	Porsche Automobil Holding SE	24,611,082
280,926	Volkswagen AG	64,752,420

	Total Germany	89,363,502

	Russia — 0.2%
76,552	Sberbank	79,292
58,838,777	Surgutneftegaz OJSC	40,000,543
1,871	Transneft	4,420,753

	Total Russia	44,500,588

	South Korea — 0.2%
20,586	Hyundai Motor Co	2,457,573
19,931	Hyundai Motor Co	2,304,160
37,287	Samsung Electronics Co Ltd	35,395,482
163	Samsung Electronics Co Ltd GDR (Registered)	76,136

	Total South Korea	40,233,351

	TOTAL PREFERRED STOCKS (COST $288,164,770)	272,314,644

	RIGHTS/WARRANTS (a) — 0.0%

	South Korea — 0.0%
8,944	DGB Financial Group Inc Rights, Expires 01/13/15 *	12,512

	Spain — 0.0%
6,982,640	Telefonica SA Rights, Expires 12/03/14 *	3,197,366

	TOTAL RIGHTS/WARRANTS (COST $2,941,039)	3,209,878

	INVESTMENT FUNDS (a) — 0.0%

	Thailand — 0.0%
139,224	BTS Rail Mass Transit Growth Infrastructure Fund	42,821
92,500	TRUE Telecommunication Growth Infrastructure Fund	30,422

	Total Thailand	73,243

	TOTAL INVESTMENT FUNDS (COST $85,292)	73,243

	DEBT OBLIGATIONS (a) — 7.3%

	Canada — 0.2%
	Bank Loans — 0.2%
28,200,000	Burger King Corp., 2014 Term Loan B, 4.50%, due 12/31/14	28,270,500

Par Value ($) / Shares / Principal Amount		Description	Value ($)
		United States — 7.1%
		Asset-Backed Securities — 0.0%
	1,599,399	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.03%, due 11/23/52	1,600
	2,500,000	Toll Road Investment Part II, Series C, 144A, NPG, Zero Coupon, due 02/15/37	547,500

		Total Asset-Backed Securities	549,100

		Bank Loans — 0.1%
	21,900,000	Level 3 Financing, Inc., Incremental Term Loan B5, 4.50%, due 01/28/15	21,983,220

		U.S. Government — 7.0%
	1,406,482,582	U.S. Treasury Inflation Indexed Bond, 1.88%, due 07/15/15 (e)	1,425,602,306

		Total United States	1,448,134,626

		TOTAL DEBT OBLIGATIONS (COST $1,486,116,967)	1,476,405,126

		MUTUAL FUNDS — 25.3%

		United States — 25.3%
		Affiliated Issuers — 25.3%
	86,835,728	GMO Alpha Only Fund, Class IV	2,050,191,527
	33,778,342	GMO Debt Opportunities Fund, Class VI	844,796,337
	69,841,592	GMO Emerging Country Debt Fund, Class IV	712,384,241
	26,760,160	GMO Special Opportunities Fund, Class VI	525,301,946
	30,996,467	GMO Systematic Global Macro Opportunity Fund, Class III	1,022,573,440

		TOTAL MUTUAL FUNDS (COST $5,098,419,548)	5,155,247,491

		OPTIONS PURCHASED (a) — 0.7%

		Currency Options — 0.7%
USD	82,000,000	USD Call/JPY Put, Expires 02/19/15, Strike 106.13, (OTC) (CP-MSCI)	8,649,278
USD	82,000,000	USD Put/JPY Call, Expires 02/19/15, Strike 98.95, (OTC) (CP-MSCI)	82
USD	206,200,000	USD Put/JPY Call, Expires 01/16/15, Strike 105.90, (OTC) (CP-DB)	2,062
USD	206,200,000	USD Call/JPY Put, Expires 01/16/15, Strike 105.90, (OTC) (CP-DB)	22,138,869
USD	294,800,000	USD Put/JPY Call, Expires 02/19/15, Strike 113.34, (OTC) (CP-GS)	1,373,473
USD	294,800,000	USD Call/JPY Put, Expires 02/19/15, Strike 113.34, (OTC) (CP-DB)	14,438,714
EUR	193,070,529	EUR Put/USD Call, Expires 02/03/15, Strike 1.22, (OTC) (CP-DB)	1,496,200
EUR	234,600,000	EUR Put/USD Call, Expires 02/06/15, Strike 1.25, (OTC) (CP-DB)	4,994,334

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Principal Amount / Shares / Par Value ($)		Description	Value ($)
		Currency Options — continued
EUR	188,645,867	EUR Put/USD Call, Expires 11/03/17, Strike 1.24, (OTC) (CP-GS)	10,310,367
EUR	234,600,000	EUR Call/USD Put, Expires 02/06/15, Strike 1.25, (OTC) (CP-DB)	3,424,428
EUR	359,400,000	EUR Put/USD Call, Expires 11/12/15, Strike 1.25, (OTC) (CP-JPM)	14,589,047
EUR	359,400,000	EUR Call/USD Put, Expires 11/12/15, Strike 1.25, (OTC) (CP-JPM)	13,961,623
GBP	190,900,000	USD Call/GBP Put, Expires 11/16/15, Strike 1.56, (OTC) (CP-GS)	9,228,727
USD	298,200,000	USD Call/JPY Put, Expires 02/16/15, Strike 117.00, (OTC) (CP-GS)	7,766,321
USD	298,200,000	USD Put/JPY Call, Expires 02/16/15, Strike 117.00, (OTC) (CP-GS)	3,735,253
EUR	126,300,000	EUR Put/USD Call, Expires 11/25/15, Strike 1.25, (OTC) (CP-BCLY)	5,206,704
EUR	126,300,000	EUR Call/USD Put, Expires 11/25/15, Strike 1.25, (OTC) (CP-BCLY)	5,018,903
EUR	105,400,000	EUR Put/USD Call, Expires 02/24/15, Strike 1.25, (OTC) (CP-BCLY)	2,402,653
EUR	105,400,000	EUR Call/USD Put, Expires 02/24/15, Strike 1.25, (OTC) (CP-BCLY)	1,799,629
EUR	63,140,000	EUR Put/USD Call, Expires 11/28/17, Strike 1.24, (OTC) (CP-DB)	3,463,306
EUR	64,900,000	EUR Put/USD Call, Expires 02/25/15, Strike 1.21, (OTC) (CP-GS)	591,611

		Total Currency Options	134,591,584

		TOTAL OPTIONS PURCHASED (COST $113,789,556)	134,591,584

		SHORT-TERM INVESTMENTS (a) — 20.2%

		Money Market Funds — 0.1%
	13,854,432	State Street Institutional Treasury Money Market Fund-Premier Class, 0.00% (f)	13,854,432

		U.S. Government — 20.1%
	161,770,000	U.S. Treasury Bill, 0.02%, due 12/11/14 (g)	161,769,029
	540,000,000	U.S. Treasury Bill, 0.01%, due 01/08/15 (g)	539,992,980
	140,000,000	U.S. Treasury Bill, 0.01%, due 02/05/15 (c) (g)	139,996,220
	389,872,000	U.S. Treasury Bill, 0.02%, due 03/05/15 (g)	389,851,727
	126,273,000	U.S. Treasury Bill, 0.05%, due 04/02/15 (g)	126,253,680
	152,800,000	U.S. Treasury Bill, 0.06%, due 04/30/15 (g)	152,765,009
	451,200,000	U.S. Treasury Bill, 0.02%, due 12/04/14 (c) (g)	451,199,098
	27,000,000	U.S. Treasury Bill, 0.02%, due 12/18/14 (g)	26,999,703

Par Value ($) / Shares	Description	Value ($)
	U.S. Government — continued
592,311,000	U.S. Treasury Bill, 0.04%, due 12/26/14 (g)	592,293,231
70,130,000	U.S. Treasury Bill, 0.02%, due 01/15/15 (g)	70,128,667
130,000,000	U.S. Treasury Bill, 0.01%, due 02/26/15 (g)	129,995,320
250,000,000	U.S. Treasury Bill, 0.03%, due 03/19/15 (g)	249,977,500
746,170,000	U.S. Treasury Bill, 0.05%, due 04/09/15 (g)	746,043,151
110,414,000	U.S. Treasury Bill, 0.05%, due 04/16/15 (g)	110,393,132
190,800,000	U.S. Treasury Bill, 0.06%, due 04/23/15 (g)	190,754,590
20,000,000	U.S. Treasury Bill, 0.07%, due 05/07/15 (g)	19,994,340

	Total U.S. Government	4,098,407,377

	TOTAL SHORT-TERM INVESTMENTS (COST $4,112,293,872)	4,112,261,809

	TOTAL INVESTMENTS — 99.3% (Cost $19,890,702,799)	20,223,947,464

	SECURITIES SOLD SHORT (a) — (3.8)%

	COMMON STOCKS — (3.8)%

	Italy — (0.1)%
(494,946)	GTECH SpA	(11,352,817)

	United States — (3.7)%
(110,146)	Actavis Plc *	(29,806,610)
(4,336,742)	Applied Materials, Inc.	(104,298,645)
(2,534,143)	AT&T, Inc.	(89,657,979)
(842,724)	Comcast Corp. – Class A	(47,875,150)
(1,246,044)	Comcast Corp. – Class A	(71,074,350)
(134,097)	Endo International Plc *	(9,811,877)
(855,564)	Halliburton Co.	(36,104,801)
(672,363)	M&T Bank Corp.	(84,731,185)
(3,468,802)	Medtronic, Inc.	(256,240,404)
(362,475)	Reynolds American, Inc.	(23,890,727)

	Total United States	(753,491,728)

	TOTAL COMMON STOCKS (PROCEEDS $709,484,435)	(764,844,545)

	TOTAL SECURITIES SOLD SHORT (PROCEEDS $709,484,435)	(764,844,545)

	Other Assets and Liabilities (net) — 4.5%	912,745,812

	TOTAL NET ASSETS — 100.0%	$20,371,848,731

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

November 30, 2014 (Unaudited)

A summary of outstanding financial instruments at November 30, 2014 is as follows:

Forward Currency Contracts (a)

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
12/15/2014	MSCI	CAD	40,675,500	USD	36,463,061	$915,866
12/22/2014	BCLY	EUR	155,423,589	USD	196,488,304	3,074,748
12/22/2014	BOA	EUR	155,650,303	USD	196,833,070	3,137,385
12/22/2014	DB	EUR	663,487,733	USD	830,161,299	4,498,203
12/22/2014	GS	EUR	144,547,733	USD	182,929,493	3,050,163
12/22/2014	JPM	EUR	27,500,000	USD	34,378,836	157,050
01/23/2015	DB	GBP	52,900,000	USD	83,487,626	779,374
12/19/2014	BCLY	JPY	14,153,460,395	USD	130,914,796	11,611,220
12/19/2014	BOA	JPY	22,221,090,592	USD	205,064,051	17,756,107
12/19/2014	DB	JPY	14,153,460,395	USD	130,953,557	11,649,981
12/19/2014	GS	JPY	32,436,524,893	USD	291,655,188	18,238,420
02/06/2015	BCLY	KRW	332,910,300,000	USD	301,797,977	2,160,301

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
01/09/2015	DB	SEK	147,600,000	USD	19,984,294	$184,416
01/09/2015	GS	SEK	806,474,637	USD	109,639,489	1,454,532
12/15/2014	MSCI	USD	35,988,342	CAD	40,675,500	(441,147)
12/19/2014	DB	USD	791,344,345	JPY	90,923,500,000	(24,924,094)
12/19/2014	GS	USD	80,223,510	JPY	9,472,500,000	(377,093)
12/22/2014	DB	USD	56,340,896	EUR	45,200,000	(92,724)
12/22/2014	GS	USD	128,261,280	EUR	102,750,000	(396,243)
02/06/2015	BCLY	USD	221,537,107	INR	13,768,400,000	(2,703,267)
02/06/2015	BCLY	USD	355,928	KRW	384,900,000	(9,496)

						$49,723,702

Written Options (a)

Principal Amount		Expiration Date	Description	Premiums	Market Value
Call	182,995,320	02/03/2015	EUR Call/USD Put, Strike 1.28 (OTC) (CP-DB)	$1,201,152	$(858,888)
Call	64,900,000	02/25/2015	EUR Call/USD Put, Strike 1.28 (OTC) (CP-GS)	478,621	(394,408)
Call	129,466,357	11/03/2017	EUR Call/USD Put, Strike 1.29 (OTC) (CP-GS)	9,317,648	(9,161,791)
Call	43,300,000	11/28/2017	EUR Call/USD Put, Strike 1.29 (OTC) (CP-DB)	3,215,459	(3,142,929)

				$14,212,880	$(13,558,016)

Swap Contracts (a)

Forward Starting Cross-Currency Basis Swaps

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
7,875,000,000	JPY	11/28/2016	11/28/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	$43,492
7,875,000,000	JPY	11/29/2016	11/29/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	43,739
7,875,000,000	JPY	11/30/2016	11/30/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	43,952
7,875,000,000	JPY	12/1/2016	12/1/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	44,260
7,875,000,000	JPY	12/2/2016	12/2/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	43,966
7,875,000,000	JPY	12/5/2016	12/5/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	31,039
7,875,000,000	JPY	12/6/2016	12/6/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	31,125
7,875,000,000	JPY	12/7/2016	12/7/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	31,211
7,875,000,000	JPY	12/8/2016	12/8/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	31,201
7,875,000,000	JPY	12/9/2016	12/9/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	34,197

							$378,182

					Premiums to (Pay) Receive		$—

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

November 30, 2014 (Unaudited)

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
435,900,000	AUD	11/11/2024	BCI (h)	Receive	4.33%	6 Month AUD BBSW	$4,664,503
95,100,000	AUD	11/6/2024	BCI (h)	Receive	4.35%	6 Month AUD BBSW	1,064,113
261,500,000	AUD	11/7/2024	BCI (h)	Receive	4.31%	6 Month AUD BBSW	2,608,644
217,000,000	AUD	11/13/2024	BCI (h)	Receive	4.31%	6 Month AUD BBSW	2,121,282
473,000,000	GBP	7/16/2024	BCI (h)	(Pay)	3.45%	6 Month GBP LIBOR	(31,920,430)
176,408,000	GBP	11/26/2024	BCI (h)	(Pay)	2.63%	6 Month GBP LIBOR	(1,202,275)
32,010,000,000	JPY	10/3/2024	BCI (h)	(Pay)	0.66%	6 Month JPY LIBOR	(2,074,864)
147,789,000,000	JPY	10/6/2024	CSS (h)	(Pay)	0.66%	6 Month JPY LIBOR	(9,771,768)
30,169,000,000	JPY	10/7/2024	CSS (h)	(Pay)	0.65%	6 Month JPY LIBOR	(1,882,698)
32,114,000,000	JPY	10/9/2024	CSS (h)	(Pay)	0.65%	6 Month JPY LIBOR	(1,971,301)
10,950,000,000	JPY	11/7/2024	CSS (h)	(Pay)	0.60%	6 Month JPY LIBOR	(213,542)
2,410,000,000	JPY	11/13/2024	CSS (h)	(Pay)	0.65%	6 Month JPY LIBOR	(141,763)
11,921,100,000	JPY	11/25/2024	BCI (h)	(Pay)	0.62%	6 Month JPY LIBOR	(342,532)
2,881,900,000	JPY	11/27/2024	CSS (h)	(Pay)	0.61%	6 Month JPY LIBOR	(59,321)
516,900,000	MXN	10/9/2024	BCI (h)	Receive	6.10%	TIIE	755,624
1,305,700,000	MXN	10/11/2024	BCI (h)	Receive	6.18%	TIIE	2,554,169
1,039,700,000	MXN	10/16/2024	BCI (h)	Receive	6.03%	TIIE	1,092,838
519,800,000	MXN	10/17/2024	BCI (h)	Receive	6.05%	TIIE	606,452
521,200,000	MXN	10/18/2024	BCI (h)	Receive	6.08%	TIIE	699,194
1,094,200,000	MXN	10/18/2024	BCI (h)	Receive	6.12%	TIIE	1,726,615
261,000,000	MXN	10/24/2024	BCI (h)	Receive	6.17%	TIIE	485,902
1,043,900,000	MXN	10/25/2024	BCI (h)	Receive	6.19%	TIIE	2,064,438
785,300,000	MXN	10/28/2024	BCI (h)	Receive	6.13%	TIIE	1,271,591
251,100,000	MXN	10/30/2024	BCI (h)	Receive	6.19%	TIIE	518,759
748,100,000	SEK	6/1/2016	BCI (h)	(Pay)	0.28%	3 Month SEK STIBOR	(2,804)
415,000,000	SEK	8/5/2016	BCI (h)	Receive	0.63%	3 Month SEK STIBOR	317,608
940,000,000	SEK	8/6/2016	BCI (h)	Receive	0.62%	3 Month SEK STIBOR	716,557
1,109,000,000	SEK	8/7/2016	BCI (h)	Receive	0.63%	3 Month SEK STIBOR	855,642
469,000,000	SEK	8/11/2016	BCI (h)	Receive	0.62%	3 Month SEK STIBOR	354,362
257,000,000	SEK	8/13/2016	BCI (h)	Receive	0.63%	3 Month SEK STIBOR	204,952
710,000,000	SEK	8/13/2016	BCI (h)	Receive	0.63%	3 Month SEK STIBOR	558,146
796,000,000	SEK	8/15/2016	BCI (h)	Receive	0.63%	3 Month SEK STIBOR	615,224
1,354,000,000	SEK	8/18/2016	BCI (h)	Receive	0.62%	3 Month SEK STIBOR	1,042,884
796,000,000	SEK	8/19/2016	BCI (h)	Receive	0.62%	3 Month SEK STIBOR	612,397
1,255,000,000	SEK	8/20/2016	BCI (h)	Receive	0.63%	3 Month SEK STIBOR	975,032
1,000,000,000	SEK	8/21/2016	BCI (h)	Receive	0.61%	3 Month SEK STIBOR	743,421
538,700,000	SEK	12/1/2016	BCI (h)	(Pay)	0.31%	3 Month SEK STIBOR	1,376
3,386,800,000	USD	9/28/2020	CSS (h)	Receive	3.20%	3 Month USD LIBOR	28,716,054
1,070,100,000	USD	12/17/2021	CSS (h)	Receive	3.11%	3 Month USD LIBOR	7,120,141
578,700,000	USD	12/17/2021	CSS (h)	Receive	3.07%	3 Month USD LIBOR	3,348,057
28,000,000	USD	7/24/2049	CSS (h)	(Pay)	3.66%	3 Month USD LIBOR	(2,193,801)
35,000,000	USD	7/24/2049	CSS (h)	(Pay)	3.67%	3 Month USD LIBOR	(2,790,778)
35,000,000	USD	7/29/2049	CSS (h)	(Pay)	3.65%	3 Month USD LIBOR	(2,667,601)
36,000,000	USD	7/29/2049	CSS (h)	(Pay)	3.66%	3 Month USD LIBOR	(2,810,360)
35,000,000	USD	7/29/2049	CSS (h)	(Pay)	3.72%	3 Month USD LIBOR	(3,120,459)

GMO Benchmark-Free Allocation Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

November 30, 2014 (Unaudited)

Interest Rate Swaps (Continued)

Notional Amount		Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
36,000,000	USD	7/30/2049	CSS (h)	(Pay)	3.62%	3 Month USD LIBOR	$(2,583,616)
43,000,000	USD	8/5/2049	CSS (h)	(Pay)	3.73%	3 Month USD LIBOR	(3,934,859)
99,600,000	USD	9/12/2049	CSS (h)	(Pay)	3.66%	3 Month USD LIBOR	(7,734,782)

							$(9,003,577)

						Premiums to (Pay) Receive	$3,838,400

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

As of November 30, 2014, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Consolidated Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

BBSW - Bank Bill Swap Reference Rate

CDO - Collateralized Debt Obligation

CP - Counterparty

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GBP LIBOR - London Interbank Offered Rate denominated in British Pounds.

GDR - Global Depository Receipt

JPY LIBOR - London Interbank Offered Rate denominated in Japanese Yen.

LIBOR - London Interbank Offered Rate

OJSC - Open Joint-Stock Company

OTC - Over-the-Counter

REIT - Real Estate Investment Trust

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

TIIE - Tasa de Interes Interbacaria de Equilibrio - 28 - Day Interbank Equilibrium Interest Rate - Mexico

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

*	Non-income producing security.

(a)	All or a portion of this security is owned by GMO Implementation Fund, which is a 100% owned subsidiary of GMO Benchmark-Free Allocation Fund.

(b)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

(c)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on securities sold short, OTC swap contracts, forward currency contracts, and/or written options, if any.

(d)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(e)	Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic.

(f)	The rate disclosed is the 7 day net yield as of November 30, 2014. Note: Yield rounds to 0.00%.
(g)	The rate shown represents yield-to-maturity.

(h)	Interest rate swap was cleared through the CME Group.

Counterparty Abbreviations:

BCI - Barclays Capital Inc.

BCLY - Barclays Bank PLC

BOA - Bank of America, N.A.

CSS - Credit Suisse Securities (USA) LLC

DB - Deutsche Bank AG

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

EUR - Euro

GBP - British Pound

INR - Indian Rupee

JPY - Japanese Yen

KRW - South Korean Won

MXN - Mexican Peso

SEK - Swedish Krona

USD - United States Dollar

GMO Benchmark-Free Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
3,667,700	GMO Alpha Only Fund, Class IV	86,594,406
50,710,394	GMO Asset Allocation Bond Fund, Class VI	1,323,034,187
8,276,365	GMO Debt Opportunities Fund, Class VI	206,991,884
20,253,516	GMO Emerging Country Debt Fund, Class IV	206,585,866
47,397,722	GMO Emerging Markets Fund, Class VI	506,207,673
44,347,657	GMO International Equity Fund, Class IV	1,090,065,397
11,755,465	GMO Risk Premium Fund, Class VI	121,669,061
8,026,267	GMO Special Opportunities Fund, Class VI	157,555,612
6,458,460	GMO Systematic Global Macro Opportunity Fund, Class III	213,064,591
44,617,302	GMO U.S. Equity Allocation Fund, Class VI	825,420,090
3,392,541	GMO U.S. Treasury Fund	84,813,535

	TOTAL MUTUAL FUNDS (COST $4,837,073,210)	4,822,002,302

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
579,802	State Street Eurodollar Time Deposit, 0.01%, due 12/01/2014	579,802

	TOTAL SHORT-TERM INVESTMENTS (COST $579,802)	579,802

	TOTAL INVESTMENTS — 100.0% (Cost $4,837,653,012)	4,822,582,104
	Other Assets and Liabilities (net) — (0.0%)	(97,477)

	TOTAL NET ASSETS — 100.0%	$4,822,484,627

GMO Global Asset Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
15,424,344	GMO Alpha Only Fund, Class IV	364,168,755
43,627,060	GMO Asset Allocation Bond Fund, Class VI	1,138,230,002
9,177,341	GMO Debt Opportunities Fund, Class VI	229,525,299
17,859,297	GMO Emerging Country Debt Fund, Class IV	182,164,829
41,120,865	GMO Emerging Markets Fund, Class VI	439,170,843
57,916,822	GMO International Equity Fund, Class IV	1,423,595,482
12,683,024	GMO Risk Premium Fund, Class VI	131,269,302
4,739,992	GMO Systematic Global Macro Opportunity Fund, Class III	156,372,340
48,325,218	GMO U.S. Equity Allocation Fund, Class VI	894,016,528
10,309,707	GMO U.S. Treasury Fund	257,742,667

	TOTAL MUTUAL FUNDS (COST $4,997,967,019)	5,216,256,047

	DEBT OBLIGATIONS — 0.0%

	Asset-Backed Securities — 0.0%
37,311	Accredited Mortgage Loan Trust, Series 04-4, Class A1B, 1 mo. LIBOR + .78%, 0.93%, due 01/25/35 ¿	35,819
56,219	ACE Securities Corp., Series 06-ASL1, Class A, 1 mo. LIBOR + .28%, 0.43%, due 02/25/36 ¿	23,106
255,656	ACE Securities Corp., Series 06-OP1, Class A2C, 1 mo. LIBOR + .15%, 0.31%, due 04/25/36 ¿	234,180
359,953	Aircraft Finance Trust, Series 99-1A, Class A1, 1 mo. LIBOR + .48%, 0.64%, due 05/15/24	140,382
499,812	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.03%, due 11/23/52	500
203,699	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.46%, due 05/28/39	85,554
228,874	Bayview Financial Acquisition Trust, Series 05-A, Class A1, 144A, 1 mo. LIBOR + .50%, 1.16%, due 02/28/40	180,604
9,194	Chevy Chase Mortgage Funding Corp., Series 03-4A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .34%, 0.50%, due 10/25/34 ¿	8,158
22,768	Chevy Chase Mortgage Funding Corp., Series 04-1A, Class A2, 144A, AMBAC, 1 mo. LIBOR + .33%, 0.49%, due 01/25/35 ¿	20,049
44,441	Citigroup Mortgage Loan Trust, Inc., Series 03-HE3, Class A, AMBAC, 1 mo. LIBOR + .38%, 0.54%, due 12/25/33 ¿	42,664
102,989	CNL Commercial Mortgage Loan Trust, Series 03-2A, Class A1, 144A, AMBAC, 1 mo. LIBOR + .44%, 0.60%, due 10/25/30	91,096

Shares / Par Value ($)	Description	Value ($)
	Asset-Backed Securities — (continued)
17,321	Equity One ABS, Inc., Series 04-1, Class AV2, 1 mo. LIBOR + .30%, 0.46%, due 04/25/34 ¿	14,033
95,959	GMAC Mortgage Corp. Loan Trust, Series 04-HE3, Class A3, FSA, 1 mo. LIBOR + .23%, 0.39%, due 10/25/34 ¿	84,195
5,237	GreenPoint Home Equity Loan Trust, Series 04-4, Class A, AMBAC, 1 mo. LIBOR + .28%, 0.72%, due 08/15/30 ¿	4,347
358,028	Henderson Receivables LLC, Series 06-3A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.36%, due 09/15/41	346,182
371,183	Henderson Receivables LLC, Series 06-4A, Class A1, 144A, MBIA, 1 mo. LIBOR + .20%, 0.36%, due 12/15/41	360,628
4,165	Lehman ABS Corp., Series 04-2, Class A, AMBAC, 1 mo. LIBOR + .22%, 0.60%, due 06/25/34 ¿	4,008
105,161	Lehman Brothers Small Balance Commercial, Series 05-1A, Class A, 144A, 1 mo. LIBOR + .25%, 0.41%, due 02/25/30	99,171
40,469	Mellon Residential Funding Corp., Series 04-TBC1, Class A, 144A, 1 mo. LIBOR + .25%, 0.40%, due 02/26/34	36,403
41,244	Morgan Stanley Capital, Inc., Series 04-SD1, Class A, 1 mo. LIBOR + .80%, 0.95%, due 08/25/34 ¿	39,677
25,273	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, FGIC, 1 mo. LIBOR + .22%, 0.38%, due 11/25/35 ¿	25,020
1,786	Residential Funding Mortgage Securities II, Series 03-HS1, Class AII, FGIC, 1 mo. LIBOR + .29%, 0.45%, due 12/25/32 ¿	1,665
100,000	Toll Road Investment Part II, Series 1999B, 144A, NPG, Zero Coupon, due 02/15/30	35,300
900,000	Toll Road Investment Part II, Series C, 144A, NPG, Zero Coupon, due 02/15/37	197,100

	Total Asset-Backed Securities	2,109,841

	TOTAL DEBT OBLIGATIONS (COST $1,904,797)	2,109,841

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
589,850	State Street Institutional Treasury Money Market Fund-Premier Class, 0.00% (a)	589,850

	TOTAL SHORT-TERM INVESTMENTS (COST $589,850)	589,850

	TOTAL INVESTMENTS — 100.0% (Cost $5,000,461,666)	5,218,955,738
	Other Assets and Liabilities (net) — (0.0%)	(536,788)

	TOTAL NET ASSETS — 100.0%	$5,218,418,950

GMO Global Asset Allocation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2014 (Unaudited)

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

AMBAC - Insured as to the payment of principal and interest by AMBAC Assurance Corporation.

CDO - Collateralized Debt Obligation

FGIC - Insured as to the payment of principal and interest by Financial Guaranty Insurance Corporation.

FSA - Insured as to the payment of principal and interest by Financial Security Assurance.

LIBOR - London Interbank Offered Rate

MBIA - Insured as to the payment of principal and interest by MBIA Insurance Corp.

NPG – National Public Finance Guarantee Corporation.

¿	These securities are primarily backed by subprime mortgages.

(a)	The rate disclosed is the 7 day net yield as of November 30, 2014. Note: Yield rounds to 0.00%.

GMO Global Developed Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
15,756,465	GMO Emerging Markets Fund, Class VI	168,279,047
36,755,683	GMO International Equity Fund, Class IV	903,454,691
34,982,977	GMO U.S. Equity Allocation Fund, Class VI	647,185,080

	TOTAL MUTUAL FUNDS (COST $1,564,105,809)	1,718,918,818

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
556,193	State Street Eurodollar Time Deposit, 0.01%, due 12/01/2014	556,193

	TOTAL SHORT-TERM INVESTMENTS (COST $556,193)	556,193

	TOTAL INVESTMENTS — 100.0% (Cost $1,564,662,002)	1,719,475,011
	Other Assets and Liabilities (net) — (0.0%)	(53,700)

	TOTAL NET ASSETS — 100.0%	$1,719,421,311

GMO Global Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
48,779,752	GMO Emerging Markets Fund, Class VI	520,967,753
81,375,517	GMO International Equity Fund, Class IV	2,000,210,214
77,099,650	GMO U.S. Equity Allocation Fund, Class VI	1,426,343,520

	TOTAL MUTUAL FUNDS (COST $3,838,851,511)	3,947,521,487

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
1,264,370	State Street Eurodollar Time Deposit, 0.01%, due 12/01/2014	1,264,370

	TOTAL SHORT-TERM INVESTMENTS (COST $1,264,370)	1,264,370

	TOTAL INVESTMENTS — 100.0% (Cost $3,840,115,881)	3,948,785,857
	Other Assets and Liabilities (net) — (0.0%)	(163,452)

	TOTAL NET ASSETS — 100.0%	$3,948,622,405

GMO International Developed Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
10,458,591	GMO Emerging Markets Fund, Class VI	111,697,748
41,128,159	GMO International Equity Fund, Class IV	1,010,930,155

	TOTAL MUTUAL FUNDS (COST $1,024,859,416)	1,122,627,903

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
416,758	State Street Eurodollar Time Deposit, 0.01%, due 12/01/2014	416,758

	TOTAL SHORT-TERM INVESTMENTS (COST $416,758)	416,758

	TOTAL INVESTMENTS — 100.0% (Cost $1,025,276,174)	1,123,044,661
	Other Assets and Liabilities (net) — (0.0%)	(76,554)

	TOTAL NET ASSETS — 100.0%	$1,122,968,107

GMO International Equity Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
34,483,713	GMO Emerging Markets Fund, Class VI	368,286,060
50,137,897	GMO International Equity Fund, Class IV	1,232,389,513

	TOTAL MUTUAL FUNDS (COST $1,494,083,195)	1,600,675,573

	SHORT-TERM INVESTMENTS — 0.0%

	Time Deposits — 0.0%
537,240	State Street Eurodollar Time Deposit, 0.01%, due 12/01/2014	537,240

	TOTAL SHORT-TERM INVESTMENTS (COST $537,240)	537,240

	TOTAL INVESTMENTS — 100.0% (Cost $1,494,620,436)	1,601,212,813
	Other Assets and Liabilities (net) — (0.0%)	(52,461)

	TOTAL NET ASSETS — 100.0%	$1,601,160,352

GMO Special Opportunities Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 50.1%

	Argentina — 1.3%
43,500	Cresud SA Sponsored ADR	512,865
125,000	Empresa Distribuidora Y Comercializadora Norte ADR *	1,530,000
281,921	Pampa Energia SA Sponsored ADR *	3,174,430
26,000	Telecom Argentina SA Sponsored ADR	570,180
596,659	Transportadora de Gas del Sur SA ADR *	2,171,839
28,000	YPF SA Sponsored ADR	936,320

	Total Argentina	8,895,634

	Canada — 0.8%
7,000	Canadian Natural Resources Ltd	232,960
11,000	Imperial Oil Ltd	479,380
6,000,000	Jagercor Energy Corp * (a)	314,713
899,500	Uranium Participation Corp *	4,128,311

	Total Canada	5,155,364

	Italy — 1.6%
484,000	Buzzi Unicem SpA	7,240,365
245,000	Buzzi Unicem SpA – RSP	2,174,545
53,204	GTECH SpA	1,220,366

	Total Italy	10,635,276

	Norway — 0.7%
226,332	Aker ASA	4,895,874

	Romania — 3.4%
7,155,958	Electrica SA *	23,099,252

	South Korea — 1.8%
49,069	Hyundai Motor Co	7,883,215
2,600	Samsung Electronics Co Ltd	3,012,299
10,000	Samsung Life Insurance Co Ltd	1,100,842

	Total South Korea	11,996,356

	United Kingdom — 7.1%
2,415,149	Royal Bank of Scotland Group Plc *	14,927,251
358,908	Royal Bank of Scotland Group Plc Sponsored ADR *	4,428,925
2,325,000	Telecity Group Plc	29,484,354

	Total United Kingdom	48,840,530

	United States — 33.4%
1,490,300	Ally Financial, Inc. *	35,439,334
504,500	American International Group, Inc.	27,646,600
95,000	Citigroup, Inc.	5,127,150
162,000	Deere & Co.	14,032,440
219,000	DIRECTV *	19,208,490
130,000	Fannie Mae *	317,200
130,000	Freddie Mac *	310,700
977,132	GenCorp, Inc. *	16,318,104

Shares	Description	Value ($)
	United States — continued
1,195,000	General Motors Co.	39,948,850
281,064	Global Eagle Entertainment, Inc. *	3,726,909
1,245,500	Interactive Brokers Group, Inc. – Class A	34,027,060
24,000	International Game Technology	408,720
68,467	JG Wentworth Co. – Class A *	652,490
110,000	Leucadia National Corp.	2,544,300
287,000	PBF Energy, Inc. – Class A	8,110,620
729,256	Vectrus, Inc. * (a)	20,608,775

	Total United States	228,427,742

	TOTAL COMMON STOCKS (COST $333,464,782)	341,946,028

	PREFERRED STOCKS — 5.1%

	Argentina — 0.0%
11,115	Nortel Inversora SA ADR	247,086

	Total Argentina	247,086

	Greece — 1.3%
516,084	National Bank of Greece SA *	8,716,659

	South Korea — 3.7%
7,252	Hyundai Motor Co	747,339
52,284	Hyundai Motor Co	6,241,706
52,419	Hyundai Motor Co	6,059,996
70,506	Samsung C&T Corp	2,787,444
8,300	Samsung Electronics Co Ltd	7,878,953
22,361	Samsung SDI Co Ltd	1,567,883

	Total South Korea	25,283,321

	United States — 0.1%
15,000	Fannie Mae	97,500
34,000	Freddie Mac	212,840

	Total United States	310,340

	TOTAL PREFERRED STOCKS (COST $43,603,241)	34,557,406

	RIGHTS/WARRANTS — 1.2%

	Canada — 0.0%
3,000,000	Jagercor Energy Corp Warrants, Expires 11/24/16 *	—

	Greece — 0.2%
820,000	Alpha Bank AE Warrants, Expires 12/10/17 *	1,193,781

	United States — 1.0%
90,000	American International Group, Inc., Warrants, Expires 01/19/21 *	2,151,900
325,000	General Motors Co. Warrants, Expires 07/10/19 *	4,959,500

GMO Special Opportunities Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares / Par Value		Description	Value ($)
		United States — continued
	150,000	General Motors Co. Warrants, Expires 12/31/15 *	122,250

		Total United States	7,233,650

		TOTAL RIGHTS/WARRANTS (COST $7,927,081)	8,427,431

		INVESTMENT FUNDS — 5.5%

		Romania — 5.5%
	145,000,000	Fondul Proprietatea SA Fund	37,712,457

		TOTAL INVESTMENT FUNDS (COST $37,739,078)	37,712,457

		DEBT OBLIGATIONS — 13.3%

		Bank Loans — 1.1%
		Spain — 1.1%
EUR	4,913,585	Fomento De Construcciones Y Contrata SA EUR Term Loan A, Euribor 3 month + 3.00%, due 04/01/2018	5,456,719
EUR	2,086,415	Fomento De Construcciones Y Contrata SA EUR Term Loan B 11.00%, due 04/01/2018	2,317,042

		Total Spain	7,773,761

		Total Bank Loans	7,773,761

		Corporate Debt — 3.5%

		Luxembourg — 0.6%
USD	1,000,000	Codere Finance Luxembourg SA, 144A, 9.25%, due 02/15/19 (b)	625,000
USD	4,000,000	Codere Finance Luxembourg SA, Reg. S, 9.25%, due 02/15/19 (b)	2,500,000
EUR	1,000,000	Codere Finance Luxembourg SA, Reg. S, 8.25%, due 06/15/15 (b)	734,137

		Total Luxembourg	3,859,137

		Portugal — 2.9%
EUR	4,000,000	Novo Banco SA, Reg. S, 3.50%, due 03/18/43	3,254,556
USD	3,942,000	Novo Banco SA, 3.00%, due 06/21/22	2,981,137
EUR	5,000,000	Novo Banco SA, Reg. S, 3.50%, due 02/19/43	4,071,123
EUR	1,657,000	Novo Banco SA, 3.50%, due 01/23/43	1,349,516
EUR	10,000,000	Novo Banco SA, 3.50%, due 01/02/43	8,151,027

		Total Portugal	19,807,359

		United States — 0.0%
USD	1,000	Guitar Center, Inc., 144A, 6.50%, due 04/15/19	875

		Total United States	875

		Total Corporate Debt	23,667,371

Par Value / Principal Amount		Description	Value ($)
		Foreign Government Obligations — 1.6%

		Argentina — 1.6%
EUR	70,000,000	Republic of Argentina GDP Linked, due 12/15/35 (c)	6,968,077
EUR	6,500,000	Republic of Argentina Par Bond, 2.26%, due 12/31/38 (b)	4,023,754

		Total Argentina	10,991,831

		Total Foreign Government Obligations	10,991,831

		Municipal Obligations — 3.0%

		Puerto Rico — 3.0%
USD	25,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, 5.80%, due 07/01/23	18,705
USD	130,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, 6.05%, due 07/01/28	92,958
USD	90,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, 6.10%, due 07/01/34	62,329
USD	225,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, 6.10%, due 07/01/34	155,821
USD	10,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 4.00%, due 07/01/19	7,421
USD	505,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 4.00%, due 07/01/22	349,147
USD	130,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 4.00%, due 07/01/15	121,801
USD	1,125,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 4.25%, due 07/01/25	745,852
USD	90,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 4.50%, due 07/01/27	60,226
USD	100,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 4.90%, due 07/01/20	76,614
USD	195,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 5.00%, due 07/01/23	138,119
USD	90,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 5.00%, due 07/01/15	84,305
USD	250,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 5.00%, due 07/01/21	192,995
USD	230,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 5.00%, due 07/01/19	178,031
USD	655,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 5.00%, due 07/01/22	490,091
USD	7,190,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 5.00%, due 07/01/33	4,982,670

GMO Special Opportunities Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Par Value		Description	Value ($)
		Puerto Rico — continued
USD	2,135,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 5.13%, due 07/01/37	1,469,627
USD	45,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 5.25%, due 07/01/29	32,045
USD	9,380,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 5.25%, due 07/01/42	6,365,268
USD	30,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 5.35%, due 07/01/27	20,777
USD	855,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 5.75%, due 07/01/37	613,642
USD	785,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 6.00%, due 07/01/38	565,373
USD	2,195,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 6.00%, due 07/01/47	1,569,557
USD	460,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 6.00%, due 07/01/44	330,091
USD	350,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 6.05%, due 07/01/28	250,271
USD	135,000	Puerto Rico Commonwealth Aqueduct & Sewer Authority, (Senior Lien), 6.15%, due 07/01/38	93,492
USD	125,000	Puerto Rico Commonwealth Industrial Development Co., 5.15%, due 07/01/18	104,233
USD	470,000	Puerto Rico Commonwealth Industrial Development Co., 5.20%, due 07/01/23	308,137
USD	330,000	Puerto Rico Commonwealth Industrial Development Co., 5.25%, due 07/01/28	208,890
USD	20,000	Puerto Rico Commonwealth Industrial Development Co., 6.70%, due 07/01/21	16,098
USD	990,000	Puerto Rico Commonwealth Industrial Development Co., (Capital Appreciation), Zero Coupon, due 07/01/17	772,487
USD	10,000	Puerto Rico Commonwealth Industrial Development Co., (Capital Appreciation), Zero Coupon, due 07/01/18	6,744

		Total Puerto Rico	20,483,817

		Total Municipal Obligations	20,483,817

		Trade Claims — 4.1%

		Iceland — 4.1%
EUR	7,500,000	Kaupthing Bank Claim No 20100106 1040	2,146,417
USD	1,400,000	Kaupthing Bank Claim No 20091229 0248	308,000
EUR	1,500,000	Kaupthing Bank Claim No 20100103 0424	429,283
EUR	2,500,000	Kaupthing Bank Claim No 20090918 0077	715,472
USD	1,750,000	Kaupthing Bank Claim No 20091228 0985	385,000

Par Value		Description	Value ($)
		Iceland — continued
EUR	386,800	Kaupthing Bank Claim No 20091230 0619	110,698
EUR	4,521,250	Kaupthing Bank Claim No 20100104 1696	1,293,931
USD	1,600,000	Kaupthing Bank Claim No 20100105 0981	352,000
USD	1,370,000	Kaupthing Bank Claim No 20100105 0941	301,400
EUR	500,000	Kaupthing Bank Claim No 20100105 0937	143,094
EUR	10,000,000	Kaupthing Bank Claim No 20100103 0265	2,861,889
USD	1,000,000	Kaupthing Bank Claim No 20091230 0286	220,000
USD	1,108,000	Kaupthing Bank Claim No 20091216 0371	243,760
USD	1,450,000	Kaupthing Bank Claim No 20091229 0244	319,000
EUR	773,600	Kaupthing Bank Claim No 20091230 0521	221,396
EUR	2,000,000	Kaupthing Bank Claim No 20100106 0066	572,378
EUR	750,000	Kaupthing Bank Claim No 20100106 0152	214,642
EUR	442,000	Kaupthing Bank Claim No 20091230 0928	126,495
EUR	18,000,000	Kaupthing Bank Claim No 20091229 0462	5,151,400
EUR	773,600	Kaupthing Bank Claim No 20091230 0695	221,396
EUR	200,000	Kaupthing Bank Claim No 20091230 0326	57,238
EUR	5,340,000	Kaupthing Bank Claim No 20091230 0642	1,528,249
EUR	2,757,000	Kaupthing Bank Claim No 20100103 0456	789,023
EUR	1,695,000	Kaupthing Bank Claim No 20100103 0455	485,090
USD	500,000	Kaupthing Bank Claim No 20100625 0011	110,000
USD	339,000	Kaupthing Bank Claim No 20100625 0003	74,580
USD	470,000	Kaupthing Bank Claim No 20100107 0713	103,400
USD	400,000	Kaupthing Bank Claim No 20100107 0596	88,000
USD	260,000	Kaupthing Bank Claim No 20100107 0588	57,200
USD	230,000	Kaupthing Bank Claim No 20100107 0570	50,600
USD	600,000	Kaupthing Bank Claim No 20100107 0542	132,000
USD	500,000	Kaupthing Bank Claim No 20100107 0538	110,000
USD	250,000	Kaupthing Bank Claim No 20100107 0520	55,000
USD	730,000	Kaupthing Bank Claim No 20100107 0508	160,600
USD	350,000	Kaupthing Bank Claim No 20100107 0505	77,000
USD	510,000	Kaupthing Bank Claim No 20100107 0499	112,200
USD	190,000	Kaupthing Bank Claim No 20100107 0495	41,800
USD	300,000	Kaupthing Bank Claim No 20100107 0464	66,000
USD	200,000	Kaupthing Bank Claim No 20100107 0456	44,000
USD	390,000	Kaupthing Bank Claim No 20100107 0449	85,800
USD	430,000	Kaupthing Bank Claim No 20100107 0438	94,600
USD	200,000	Kaupthing Bank Claim No 20100107 0433	44,000
USD	306,000	Kaupthing Bank Claim No 20100107 0422	67,320
USD	200,000	Kaupthing Bank Claim No 20100107 0399	44,000
USD	550,000	Kaupthing Bank Claim No 20100107 0396	121,000
USD	260,000	Kaupthing Bank Claim No 20100107 0372	57,200
USD	220,000	Kaupthing Bank Claim No 20100107 0361	48,400
USD	210,000	Kaupthing Bank Claim No 20100107 0359	46,200
USD	260,000	Kaupthing Bank Claim No 20100107 0354	57,200
USD	250,000	Kaupthing Bank Claim No 20100107 0345	55,000
USD	540,000	Kaupthing Bank Claim No 20100107 0339	118,800
USD	220,000	Kaupthing Bank Claim No 20100107 0330	48,400
USD	270,000	Kaupthing Bank Claim No 20100107 0313	59,400
USD	270,000	Kaupthing Bank Claim No 20100107 0299	59,400
USD	300,000	Kaupthing Bank Claim No 20100107 0251	66,000
USD	220,000	Kaupthing Bank Claim No 20100107 0246	48,400

GMO Special Opportunities Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Par Value / Contracts		Description	Value ($)
		Iceland — continued
USD	350,000	Kaupthing Bank Claim No 20100107 0228	77,000
USD	200,000	Kaupthing Bank Claim No 20100107 0215	44,000
USD	210,000	Kaupthing Bank Claim No 20100107 0209	46,200
USD	400,000	Kaupthing Bank Claim No 20100107 0202	88,000
USD	250,000	Kaupthing Bank Claim No 20100107 0185	55,000
USD	230,000	Kaupthing Bank Claim No 20100107 0174	50,600
USD	200,000	Kaupthing Bank Claim No 20100107 0163	44,000
USD	230,000	Kaupthing Bank Claim No 20100107 0146	50,600
USD	200,000	Kaupthing Bank Claim No 20100107 0104	44,000
USD	230,000	Kaupthing Bank Claim No 20100107 0085	50,600
USD	200,000	Kaupthing Bank Claim No 20100107 0067	44,000
EUR	6,000,000	Kaupthing Bank Claim No 20100106 0732 1	1,717,133
EUR	1,603,000	Kaupthing Bank Claim No 20100106 1330	458,761
USD	196,000	Kaupthing Bank Claim No 20100106 1074	43,120
USD	223,000	Kaupthing Bank Claim No 20100106 0002	49,060
USD	520,000	Kaupthing Bank Claim No 20100105 1277	114,400
USD	205,000	Kaupthing Bank Claim No 20100104 1265	45,100
USD	800,000	Kaupthing Bank Claim No 20100104 0298	176,000
EUR	5,647,000	Kaupthing Bank Claim No 20100103 0458	1,616,109
USD	634,000	Kaupthing Bank Claim No 20091231 0065	139,480
USD	690,000	Kaupthing Bank Claim No 20091230 0959	151,800
USD	292,000	Kaupthing Bank Claim No 20091228 0998	64,240
USD	270,800	Kaupthing Bank Claim No 20091228 0770	59,576
USD	300,000	Kaupthing Bank Claim No 20091227 0450	66,000
USD	510,000	Kaupthing Bank Claim No 20100107 0173	112,200
USD	500,000	Kaupthing Bank Claim No 20100107 0115	110,000
USD	506,000	Kaupthing Bank Claim No 20100106 1137	111,320
EUR	1,554,000	Kaupthing Bank Claim No 20100103 0409	444,738

		Total Iceland	27,673,788

		Total Trade Claims	27,673,788

		TOTAL DEBT OBLIGATIONS (COST $96,515,725)	90,590,568

		OPTIONS PURCHASED — 0.5%

		Equity Options — 0.5%
	1,600	American International Group, Inc., Put, Expires 01/15/16, Strike 55.00	776,000
	290	AT&T, Inc., Put, Expires 04/17/15, Strike 33.00	23,200
	450	Ensco PLC, Put, Expires 01/15/16, Strike 30.00	202,500
	5,000	Interactive Brokers Group, Inc., Put, Expires 06/19/15, Strike 15.00	75,000
	400,000	Keppel Corp. Ltd, Put, Expires 10/21/15, Strike 10.00	590,039
	960,000	Keppel Corp. Ltd, Put, Expires 10/07/15, Strike 10.00	1,416,094
	580	Noble Corp PLC, Put, Expires 01/15/16, Strike 18.00	176,900

Contracts / Shares / Par Value ($)	Description	Value ($)
	Equity Options — continued
500	Pilgrim’s Pride Corp., Call, Expires 01/15/16, Strike 40.00	100,000
180	Sanderson Farms, Inc., Call, Expires 05/15/15, Strike 119.50	13,500

	Total Equity Options	3,373,233

	TOTAL OPTIONS PURCHASED (COST $2,147,517)	3,373,233

	SHORT-TERM INVESTMENTS — 30.5%

	Money Market Funds — 0.6%
4,374,820	State Street Institutional Treasury Money Market Fund-Premier Class, 0.00% (d) (e)	4,374,820

	U.S. Government — 29.9%
4,000,000	U.S. Treasury Bill, 0.03%, due 03/19/15 (f)	3,999,640
36,000,000	U.S. Treasury Bill, 0.05%, due 04/09/15 (f)	35,993,880
22,000,000	U.S. Treasury Bill, 0.07%, due 05/07/15 (f)	21,993,774
22,500,000	U.S. Treasury Bill, 0.02%, due 01/08/15 (f) (g)	22,499,707
2,000,000	U.S. Treasury Bill, 0.05%, due 04/02/15 (d) (f) (g)	1,999,694
11,000,000	U.S. Treasury Bill, 0.02%, due 12/04/14 (f)	10,999,978
22,000,000	U.S. Treasury Bill, 0.09%, due 06/25/15 (f)	21,989,308
85,000,000	U.S. Treasury Bill, 0.02%, due 12/18/14 (d) (f)	84,999,065

	Total U.S. Government	204,475,046

	TOTAL SHORT-TERM INVESTMENTS (COST $208,854,066)	208,849,866

	TOTAL INVESTMENTS — 106.2% (Cost $730,251,490)	725,456,989
	Other Assets and Liabilities (net) — (6.2%)	(42,541,965)

	TOTAL NET ASSETS — 100.0%	$682,915,024

A summary of outstanding financial instruments at November 30, 2014 is as follows:

Futures Contracts (d)

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
133	Uranium Futures	January 2017	$1,532,825	$366,821
133	Uranium Futures	June 2017	1,559,425	393,420
133	Uranium Futures	March 2017	1,532,825	366,821
133	Uranium Futures	February 2017	1,532,825	366,821
133	Uranium Futures	May 2017	1,559,425	393,420
133	Uranium Futures	April 2017	1,559,425	393,421

			$9,276,750	$2,280,724

+	Buys - Fund is long the underlying asset to the contract.
Sales - Fund is short the underlying asset to the contract.

GMO Special Opportunities Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

November 30, 2014 (Unaudited)

Written Options

Number of Contracts		Expiration Date	Description	Premiums	Market Value
Put	1,600	01/15/2016	American International Group, Inc., Strike 45	$220,254	$(248,000)
Call	1,600	01/15/2016	American International Group, Inc., Strike 65	242,653	(236,800)
Put	2,800	01/17/2015	Barnes & Noble, Inc., Strike 24	1,068,405	(456,400)
Call	500	01/15/2016	Pilgrim’s Pride Corp., Strike 20	468,320	(730,000)
Call	180	05/15/2015	Sanderson Farms, Inc., Strike 59.50	387,651	(538,200)

				$2,387,283	$(2,209,400)

Swap Contracts

Credit Default Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)^	Annual Premium	Implied Credit Spread (1)	Reference Entity	Maximum Potential Amount of Future Payments by the Fund Under the Contract (2)	Net Unrealized Appreciation/ (Depreciation)
35,000,000	USD	12/20/2015	GS	(Pay)	5.00%	0.70%	Ally Financial, Inc.	N/A	$(1,927,455)
50,000,000	USD	12/20/2016	CSI	(Pay)	1.00%	0.19%	American International Group	N/A	(927,646)
10,000,000	USD	12/20/2019	GS	(Pay)	1.00%	0.45%	Ryder System	N/A	(290,052)
4,000,000	USD	12/20/2019	GS	(Pay)	1.00%	2.89%	Petroleo Brasileiro	N/A	339,695
3,000,000	USD	12/20/2019	JPM	(Pay)	1.00%	2.89%	Petroleo Brasileiro	N/A	254,771
5,000,000	USD	12/20/2019	CSI	(Pay)	1.00%	0.67%	Tyson Foods	N/A	(89,418)
5,000,000	EUR	12/20/2019	JPM	(Pay)	5.00%	4.67%	NOVO Banco	N/A	(142,442)
10,000,000	USD	12/20/2019	GS	(Pay)	1.00%	0.59%	GATX Corp.	N/A	(219,932)

									$(3,002,479)

Premiums to (Pay) Receive									$—

^	Receive - Fund receives a premium and sells credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(Pay) - Fund pays premium and buys credit protection. If a credit event occurs the Fund will, depending on the terms of the particular swap contract, either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(1)	As of November 30, 2014, implied credit spreads in absolute terms and utilized in determining the market value of credit default swap contracts on the reference security, serve as an indicator of the current status of the payment/performance risk and reflect the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection. Wider (i.e., higher) credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract.
(2)	The maximum potential amount the Fund could be required to pay as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

As of November 30, 2014, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

GMO Special Opportunities Fund

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

November 30, 2014 (Unaudited)

Notes to Consolidated Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

CP - Counterparty

GDP - Gross Domestic Product

OTC - Over-the-Counter

Reg S - Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

*	Non-income producing security.

(a)	Affiliated company.

(b)	Security is in default.

(c)	Security is linked to Argentina Republic Gross Domestic Product (GDP). Security does not pay principal over life of security or at expiration. Payments are based on growth of Argentina GDP, subject to certain conditions.

(d)	All or a portion of this security is owned by GMO Special Opportunities SPC Ltd, which is a 100% owned subsidiary of GMO Special Opportunities Fund.

(e)	The rate disclosed is the 7 day net yield as of November 30, 2014. Note: Yield rounds to 0.00%.

(f)	The rate shown represents yield-to-maturity.

(g)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

Counterparty Abbreviations:

CSI - Credit Suisse International

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

Currency Abbreviations:

EUR - Euro

USD - United States Dollar

GMO Strategic Opportunities Allocation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 100.0%

	Affiliated Issuers — 100.0%
21,988,500	GMO Asset Allocation Bond Fund, Class VI	573,679,977
3,788,595	GMO Debt Opportunities Fund, Class VI	94,752,765
10,434,127	GMO Emerging Country Debt Fund, Class IV	106,428,093
23,648,211	GMO Emerging Markets Fund, Class VI	252,562,889
33,998,932	GMO International Equity Fund, Class IV	835,693,759
29,823,082	GMO U.S. Equity Allocation Fund, Class VI	551,727,017

	TOTAL MUTUAL FUNDS (COST $2,219,546,622)	2,414,844,500

	DEBT OBLIGATIONS — 0.0%

	Asset-Backed Securities — 0.0%
543,198	Bayview Financial Acquisition Trust, Series 04-B, Class A2, 144A, 1 mo. LIBOR + .65%, 1.46%, due 05/28/39	228,143
7,776	Residential Asset Mortgage Products, Inc., Series 05-RS9, Class AI3, 1 mo. LIBOR + .22%, 0.38%, due 11/25/35 ¿	7,698

	Total Asset-Backed Securities	235,841

	TOTAL DEBT OBLIGATIONS (COST $443,897)	235,841

	SHORT-TERM INVESTMENTS — 0.0%

	Money Market Funds — 0.0%
272,637	State Street Institutional Treasury Money Market Fund-Premier Class, 0.00% (a)	272,637

	TOTAL SHORT-TERM INVESTMENTS (COST $272,637)	272,637

	TOTAL INVESTMENTS — 100.0% (Cost $2,220,263,156)	2,415,352,978
	Other Assets and Liabilities (net) — (0.0%)	(27,667)

	TOTAL NET ASSETS — 100.0%	$2,415,325,311

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

LIBOR - London Interbank Offered Rate

¿	These securities are primarily backed by subprime mortgages.

(a)	The rate disclosed is the 7 day net yield as of November 30, 2014. Note: Yield rounds to 0.00%.

GMO Systematic Global Macro Opportunity Fund (formerly GMO Alternative Asset Opportunity Fund)

(A Series of GMO Trust)

Consolidated Schedule of Investments

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	MUTUAL FUNDS — 37.8%

	Affiliated Issuers — 37.8%
113,003	GMO Debt Opportunities Fund, Class VI	2,826,202
21,823,803	GMO U.S. Treasury Fund	545,595,080

	TOTAL MUTUAL FUNDS (COST $548,671,426)	548,421,282

	SHORT-TERM INVESTMENTS — 61.3%

	Money Market Funds — 7.7%
21,242,506	SSgA USD Liquidity Fund – Class S2 Shares (a)	21,242,506
90,323,754	State Street Institutional Treasury Plus Money Market Fund-Premier Class, 0.00% (b)	90,323,754

	Total Money Market Funds	111,566,260

	U.S. Government — 53.6%
75,000,000	U.S. Treasury Bill, 0.02%, due 12/04/14 (a) (c)	74,999,850
50,000,000	U.S. Treasury Bill, 0.01%, due 01/08/15 (a) (c)	49,999,350
91,000,000	U.S. Treasury Bill, 0.02%, due 01/15/15 (a) (c)	90,998,271
65,000,000	U.S. Treasury Bill, 0.01%, due 02/26/15 (c) (d)	64,997,660

Shares / Par Value ($)	Description	Value ($)
	U.S. Government — continued
8,000,000	U.S. Treasury Bill, 0.03%, due 03/12/15 (a) (c)	7,999,384
220,000,000	U.S. Treasury Bill, 0.03%, due 03/19/15 (a) (c)	219,980,200
150,000,000	U.S. Treasury Bill, 0.05%, due 04/02/15 (a) (c)	149,977,050
70,000,000	U.S. Treasury Bill, 0.06%, due 04/23/15 (a) (c)	69,983,340
5,000,000	U.S. Treasury Bill, 0.06%, due 04/30/15 (a) (c)	4,998,855
40,000,000	U.S. Treasury Bill, 0.07%, due 05/21/15 (a) (c)	39,986,680
4,000,000	U.S. Treasury Bill, 0.08%, due 05/28/15 (a) (c)	3,998,516

	Total U.S. Government	777,919,156

	TOTAL SHORT-TERM INVESTMENTS (COST $889,474,609)	889,485,416

	TOTAL INVESTMENTS — 99.1% (Cost $1,438,146,035)	1,437,906,698
	Other Assets and Liabilities (net) — 0.9%	13,031,240

	TOTAL NET ASSETS — 100.0%	$1,450,937,938

A summary of outstanding financial instruments at November 30, 2014 is as follows:

Forward Currency Contracts

Settlement Date	Counterparty	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
02/06/2015	CSI	AUD	66,000,000	USD	57,062,280	$1,140,979
02/06/2015	MSCI	AUD	3,000,000	USD	2,567,778	25,900
02/06/2015	UBS	AUD	99,000,000	USD	85,545,900	1,663,948
02/06/2015	JPM	CAD	80,500,000	USD	71,577,824	1,313,438
01/14/2015	BCLY	EUR	81,100,000	USD	101,180,117	240,845
01/14/2015	CSI	EUR	59,000,000	USD	73,741,445	308,436
01/14/2015	DB	EUR	19,000,000	USD	23,732,767	84,849
01/14/2015	JPM	EUR	43,000,000	USD	53,663,312	144,339
01/14/2015	MSCI	EUR	29,000,000	USD	36,223,194	129,003
01/14/2015	JPM	GBP	29,000,000	USD	46,186,879	842,672
01/14/2015	MSCI	GBP	29,000,000	USD	46,182,384	838,177
01/23/2015	CSI	GBP	10,000,000	USD	15,636,000	1,170
01/23/2015	DB	GBP	9,000,000	USD	14,189,310	117,963
01/23/2015	JPM	GBP	9,000,000	USD	14,111,460	40,113
01/23/2015	MSCI	GBP	10,000,000	USD	15,639,300	4,470

						$6,896,302

Futures Contracts

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Buys
2,043	FTSE 100	December 2014	$214,709,563	$(1,003,885)
231	Hang Seng	December 2014	35,662,042	46,893
2,132	Mini MSCI	December 2014	106,418,780	(5,624,395)
290	MSCI Singapore	December 2014	16,773,051	(358)
1,230	MSCI Taiwan	December 2014	42,268,645	351,419
1,291	S&P 500 E-Mini Index	December 2014	133,379,665	5,782,745
1,013	Soybean (a)	January 2015	51,460,400	3,594,505
4,859	U.S. Treasury Note 10 Yr. (CBT)	March 2015	617,320,766	4,249,918

			$1,217,992,912	$7,396,842

GMO Systematic Global Macro Opportunity Fund (formerly GMO Alternative Asset Opportunity Fund)

(A Series of GMO Trust)

Consolidated Schedule of Investments — (Continued)

November 30, 2014 (Unaudited)

Number of Contracts +	Type	Expiration Date	Notional Amount	Net Unrealized Appreciation (Depreciation)
Sales
3,123	Corn (a)	March 2015	$60,703,313	$(292,071)
166	Crude Oil (a)	January 2015	10,980,900	1,685,180
600	Gold 100 OZ (a)	February 2015	70,530,000	(703,332)
387	Japanese Government Bond 10 Yr. (TSE)	December 2014	479,094,716	(3,305,977)
283	Silver (a)	March 2015	22,011,740	244,583
187	SPI 200	December 2014	21,188,065	207,880

			$664,508,734	$(2,163,737)

+	Buys - Fund is long the underlying asset to the contract.
Sales - Fund is short the underlying asset to the contract.

As of November 30, 2014, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Consolidated Schedule of Investments:

(a)	All or a portion of this security is owned by GMO Alternative Asset SPC Ltd., which is a 100% owned subsidiary of GMO Systematic Global Macro Opportunity Fund (formerly GMO Alternative Asset Opportunity Fund).

(b)	The rate disclosed is the 7 day net yield as of November 30, 2014. Note: Yield rounds to 0.00%.

(c)	The rate shown represents yield-to-maturity.

(d)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on OTC swap contracts, forward currency contracts, and/or written options, if any.

Counterparty Abbreviations:

BCLY - Barclays Bank PLC

CSI - Credit Suisse International

DB - Deutsche Bank AG

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

UBS - UBS Securities LLC

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

EUR - Euro

GBP - British Pound

USD - United States Dollar

As of November 30, 2014, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Fund Name	Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
Alpha Only Fund	3,146,652,858	208,124,187	(80,892,408)	127,231,779
Consolidated Benchmark-Free Allocation Fund	20,003,828,483	701,788,949	(481,669,968)	220,118,981
Benchmark-Free Fund	4,846,839,912	143,692,678	(167,950,486)	(24,257,808)
Global Asset Allocation Fund	5,093,976,238	171,782,263	(46,802,763)	124,979,500
Global Developed Equity Allocation Fund	1,602,827,391	116,647,620	—	116,647,620
Global Equity Allocation Fund	3,868,465,109	113,803,115	(33,482,367)	80,320,748
International Developed Equity Allocation Fund	1,130,716,225	—	(7,671,564)	(7,671,564)
International Equity Allocation Fund	1,558,622,156	62,372,064	(19,781,407)	42,590,657
Consolidated Special Opportunities Fund	729,768,819	20,004,296	(24,316,126)	(4,311,830)
Strategic Opportunities Allocation Fund	2,233,795,105	181,770,862	(212,989)	181,557,873
Consolidated Systematic Global Macro Opportunity Fund (formerly Alternative Asset Opportunity Fund)	1,433,911,920	16,592,244	(12,597,466)	3,994,778

Investments in affiliated issuers

The Funds may make investments in other GMO Trust funds (“underlying funds”). The Schedule of Investments of the underlying funds should be read in conjunction with the Funds’ Schedule of Investments.

A summary of the Funds’ transactions in the shares of other funds of the Trust during the period ended November 30, 2014 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
Consolidated Benchmark-Free Allocation Fund
GMO Alpha Only Fund, Class IV	$2,059,932,497	$1,131,058,908	$1,093,795,040	$—	$—	$2,050,191,527
GMO Debt Opportunities Fund, Class VI	809,249,532	91,543,419	83,580,921	—	—	844,796,337
GMO Emerging Country Debt Fund, Class IV	521,745,697	169,799,598	—	21,966,821	—	712,384,241
GMO Special Opportunities Fund, Class VI	—	530,551,169	—	—	—	525,301,946
GMO Systematic Global Macro Opportunity Fund, Class III**	1,174,026,482	79,756,650	255,903,387	—	—	1,022,573,440

Totals	$4,564,954,208	$2,002,709,744	$1,433,279,348	$21,966,821	$—	$5,155,247,491

Benchmark-Free Fund
GMO Alpha Only Fund, Class IV	$208,616,077	$159,778,290	$277,560,331	$—	$—	$86,594,406
GMO Asset Allocation Bond Fund, Class VI	671,093,221	684,067,083	91,224,523	513,164	—	1,323,034,187
GMO Currency Hedged International Equity Fund, Class III	1,016,093,779	14,121,506	1,022,092,100	668,668	13,452,838	—
GMO Debt Opportunities Fund, Class VI	178,380,316	32,441,763	10,036,502	—	—	206,991,884
GMO Emerging Country Debt Fund, Class IV	194,550,630	12,289,549	8,802,145	7,275,035	—	206,585,866
GMO Emerging Markets Fund, Class VI	515,889,087	50,544,181	88,568,686	—	—	506,207,673
GMO International Equity Fund, Class IV	—	1,209,052,948	29,755,028	18,203,877	—	1,090,065,397
GMO Risk Premium Fund, Class VI	274,986,361	257,014,034	417,240,221	—	7,400,050	121,669,061
GMO Special Opportunities Fund, Class VI	—	160,623,202	768,798	—	—	157,555,612
GMO Special Situations Fund, Class VI	24,336,040	—	24,326,733	—	—	—
GMO Strategic Fixed Income Fund, Class VI	87,645,942	275,031	89,297,149	275,031	—	—
GMO Systematic Global Macro Opportunity Fund, Class III**	192,414,859	22,271,052	6,795,679	—	—	213,064,591
GMO U.S. Equity Allocation Fund, Class VI***	942,031,777	87,547,536	260,629,416	1,916,641	20,131,801	825,420,090
GMO U.S. Treasury Fund	61,607,857	215,027,939	191,822,261	28,170	6,094	84,813,535

Totals	$4,367,645,946	$2,905,054,114	$2,518,919,572	$28,880,586	$40,990,783	$4,822,002,302

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
Global Asset Allocation Fund
GMO Alpha Only Fund, Class IV	$501,775,894	$240,892,056	$368,485,539	$—	$—	$364,168,755
GMO Asset Allocation Bond Fund, Class VI	669,281,486	545,426,274	130,599,755	465,488	—	1,138,230,002
GMO Debt Opportunities Fund, Class VI	203,208,896	80,761,523	61,470,783	—	—	229,525,299
GMO Emerging Country Debt Fund, Class IV	190,722,157	12,494,273	29,786,179	7,098,147	—	182,164,829
GMO Emerging Markets Fund, Class VI	446,494,991	18,915,392	52,250,848	—	—	439,170,843
GMO International Equity Fund, Class IV	1,465,521,943	173,169,433	114,129,920	24,037,861	—	1,423,595,482
GMO Risk Premium Fund, Class VI	130,663,795	139,298,535	138,912,840	—	4,205,705	131,269,302
GMO Special Situations Fund, Class VI	26,425,429	—	26,421,509	—	—	—
GMO Strategic Fixed Income Fund, Class VI	241,443,599	750,927	245,965,521	750,927	—	—
GMO Systematic Global Macro Opportunity Fund, Class III**	283,699,150	2,358,173	133,871,781	—	—	156,372,340
GMO U.S. Equity Allocation Fund, Class VI***	1,101,695,599	55,625,720	329,245,161	2,151,037	22,593,825	894,016,528
GMO U.S. Treasury Fund	92,637,902	250,510,758	85,405,992	58,122	5,859	257,742,667

Totals	$5,353,570,841	$1,520,203,064	$1,716,545,828	$34,561,582	$26,805,389	$5,216,256,047

Global Developed Equity Allocation Fund
GMO Emerging Markets Fund, Class VI	$155,716,435	$20,460,446	$16,365,085	$—	$—	$168,279,047
GMO International Equity Fund, Class IV	776,904,002	227,713,598	30,453,499	15,334,629	—	903,454,691
GMO U.S. Equity Allocation Fund, Class VI***	658,441,285	87,893,238	146,910,246	1,409,647	14,806,489	647,185,080

Totals	$1,591,061,722	$336,067,282	$193,728,830	$16,744,276	$14,806,489	$1,718,918,818

Global Equity Allocation Fund
GMO Emerging Markets Fund, Class VI	$382,740,582	$170,100,829	$48,915,229	$—	$—	$520,967,753
GMO International Equity Fund, Class IV	1,385,658,404	796,494,860	38,153,406	28,349,200	—	2,000,210,214
GMO U.S. Equity Allocation Fund, Class VI***	1,178,165,377	367,079,217	212,254,198	2,794,373	29,351,216	1,426,343,520

Totals	$2,946,564,363	$1,333,674,906	$299,322,833	$31,143,573	$29,351,216	$3,947,521,487

International Developed Equity Allocation Fund
GMO Emerging Markets Fund, Class VI	$112,686,463	$14,885,133	$22,253,091	$—	$—	$111,697,748
GMO International Equity Fund, Class IV	1,037,781,904	100,495,894	50,428,509	18,068,524	—	1,010,930,155

Totals	$1,150,468,367	$115,381,027	$72,681,600	$18,068,524	$—	$1,122,627,903

International Equity Allocation Fund
GMO Emerging Markets Fund, Class VI	$408,776,259	$18,591,974	$82,912,211	$—	$—	$368,286,060
GMO International Equity Fund, Class IV	1,381,555,377	80,843,870	130,276,871	23,050,220	—	1,232,389,513

Totals	$1,790,331,636	$99,435,844	$213,189,082	$23,050,220	$—	$1,600,675,573

Strategic Opportunities Allocation Fund
GMO Asset Allocation Bond Fund, Class VI	$371,271,791	$226,352,269	$52,397,045	$261,428	$—	$573,679,977
GMO Debt Opportunities Fund, Class VI	90,854,965	6,926,208	5,995,295	—	—	94,752,765
GMO Emerging Country Debt Fund, Class IV	106,134,175	4,167,773	8,570,644	3,834,823	—	106,428,093
GMO Emerging Markets Fund, Class VI	270,476,553	12,177,608	46,312,374	—	—	252,562,889
GMO International Equity Fund, Class IV	869,771,136	75,161,891	51,389,925	13,988,391	—	835,693,759
GMO Risk Premium Fund, Class VI	75,787,760	65,245,180	144,292,096	—	2,333,512	—
GMO Strategic Fixed Income Fund, Class VI	20,522,948	64,400	20,909,590	64,400	—	—
GMO U.S. Equity Allocation Fund, Class VI***	648,092,634	37,600,722	172,250,107	1,269,713	13,336,663	551,727,017
GMO U.S. Treasury Fund	—	44,550,165	44,550,165	3,354	—	—

Totals	$2,452,911,962	$472,246,216	$546,667,241	$19,422,109	$15,670,175	$2,414,844,500

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income*	Distributions of Realized Gains*	Value, end of period
Consolidated Systematic Global Macro Opportunity Fund**
GMO Debt Opportunities Fund, Class VI	$2,736,930	$—	$—	$—	$—	$2,826,202
GMO U.S. Treasury Fund	667,339,196	235,255,884	357,000,000	225,785	30,099	545,595,080

Totals	$670,076,126	$235,255,884	$357,000,000	$225,785	$30,099	$548,421,282

*	The table above includes estimated sources of all distributions paid by the underlying funds during the period March 1, 2014 through November 30, 2014. The actual tax characterization of distributions paid by the underlying funds will be determined at the end of the fiscal year ending February 28, 2015.
**	Formerly Alternative Asset Opportunity Fund.
***	Formerly U.S. Core Equity Fund.

Investments in other affiliated issuers

An affiliated company is a company in which a Fund has or had direct ownership of at least 5% of the issuer’s voting securities. A summary of the Funds’ transactions involving companies that are or were affiliates during the period ended November 30, 2014 is set forth below:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Consolidated Special Opportunities Fund
Vectrus, Inc.	$—	$18,032,678	$3,534,724	$—	$20,608,775
Jagercor Energy Corp	—	317,181	—	—	314,713

Totals	$—	$18,349,859	$3,534,724	$—	$20,923,488

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires GMO to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. GMO believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value a Fund ultimately realizes upon sale of those securities.

Basis of presentation and principles of consolidation: Benchmark-Free Allocation Fund, Special Opportunities Fund and Systematic Global Macro Opportunity Fund

Benchmark-Free Allocation Fund, Special Opportunities Fund and Systematic Global Macro Opportunity Fund include the accounts of their wholly-owned investments in Implementation Fund, Special Opportunities SPC Ltd. and Alternative Asset SPC Ltd. (each a “wholly owned subsidiary”), respectively, and the accompanying schedules of investments have been consolidated for those accounts. The consolidated schedules of investments include all of the assets and liabilities of each wholly-owned subsidiary.

Portfolio valuation

Shares of the underlying funds and other open-end registered investment companies are valued at their most recent net asset value. Direct investments held by the Funds and underlying funds are valued as follows: Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Unlisted securities (including fixed income securities) for which market quotations are readily available are generally valued at the most recent quoted price. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees of GMO Trust (the “Trustees”) or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Funds and/or the underlying funds classify such securities as Level 3 (levels defined below). For the period ended November 30, 2014, the Funds did not reduce the value of any of their over-the-counter (“OTC”) derivatives contracts, if any, based on the creditworthiness of their counterparties. See “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equities that trade in non-U.S. securities markets that close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the price will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees that are intended to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Funds, held either directly or through investments in the underlying funds, that were valued using fair value inputs obtained from that independent pricing service as of November 30, 2014. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below and as described in the disclosures of the underlying funds.

Typically, the Funds and the underlying funds value each fixed income security based on the most recent quoted price supplied by a single pricing source chosen by GMO. Although GMO normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. GMO monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Funds and the underlying funds, those alternative sources are not typically part of the valuation process and do not necessarily confirm the security price used by the Funds and the underlying funds. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Funds and the underlying funds. See the table below for information about securities for which no alternative pricing source was available.

“Quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If a market quotation for a security does not involve a bid or an ask, the “quoted price” may be the price provided by a market participant or other third party pricing source in accordance with the market practice for that security. If an updated quote for a security is not available by the time that a Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

As discussed above, certain of the Funds and underlying funds invest in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees, fair valued using inputs obtained from an independent pricing service or valued using prices for which no alternative pricing source was available. The table below presents securities and/or derivatives on a net basis, based on market values or unrealized appreciation/(depreciation), which will tend to understate the Funds’ exposure. The net aggregate direct and indirect exposure to these valuation methodologies (based on each Fund’s net assets) as of November 30, 2014 is as follows:

Securities and Derivatives

Fund Name	Fair valued using methods determined in good faith by or at the direction of the Trustees	Fair valued using inputs obtained from an independent pricing service (Net)	Single source; No alternative pricing source was available
Alpha Only Fund	—	26%	—
Consolidated Benchmark-Free Allocation Fund	< 1%	25%	< 1%
Benchmark-Free Fund	< 1%	32%	< 1%
Global Asset Allocation Fund	< 1%	36%	< 1%
Global Developed Equity Allocation Fund	< 1%	59%	—
Global Equity Allocation Fund	< 1%	60%	—
International Developed Equity Allocation Fund	< 1%	95%	—
International Equity Allocation Fund	< 1%	94%	—
Consolidated Special Opportunities Fund	—	17%	2%
Strategic Opportunities Allocation Fund	< 1%	43%	< 1%
Consolidated Systematic Global Macro Opportunity Fund (formerly Alternative Asset Opportunity Fund)	< 1%	< 1%	< 1%

U.S. GAAP requires the Funds to disclose the fair value of their investments in a three-level hierarchy (Levels 1, 2 and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Funds’ investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to a Fund’s total net assets separately identified in the table below). At November 30, 2014, Special Opportunities Fund held material Level 3 investments in trade claims. Special Opportunities Fund values these instruments using unadjusted prices supplied by a third-party pricing source as described in the “Portfolio valuation” section above. Other than as described in this paragraph, there were no other Funds with classes of investments or derivatives with direct material Level 3 holdings at November 30, 2014.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, certain U.S. government obligations, derivatives actively traded on a national securities exchange (such as some futures and options), and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include certain U.S. government agency securities, mortgage-backed securities, asset-backed securities, certain sovereign debt obligations, and corporate bonds valued using broker quotes; cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain securities that are valued at the local price and adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, certain debt securities (such as asset-backed, mortgage-backed, loans and sovereign debt) and derivatives even though they are valued using broker quotes; certain debt securities and derivatives adjusted by a specified discount for liquidity or other considerations; securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; potential litigation recoveries and interests related to bankruptcy proceedings; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information; certain equity securities valued based on the last traded exchange price adjusted for the movement in a securities relevant index; and certain securities that are valued using a price from a comparable security related to the same issuer.

The following is a summary of the respective levels assigned to the Funds’ direct securities and derivatives, if any, as of November 30, 2014:

Description	Level 1	Level 2	Level 3	Total
Alpha Only Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$5,376,868	$—	$5,376,868
Austria	—	2,508,865	—	2,508,865
Belgium	—	6,182,670	—	6,182,670
Canada	7,501,816	—	—	7,501,816
Denmark	—	4,822,617	—	4,822,617
Finland	—	8,487,307	—	8,487,307
France	—	137,947,684	—	137,947,684
Germany	—	98,574,423	—	98,574,423
Hong Kong	—	8,147,813	—	8,147,813
Ireland	—	4,270,905	—	4,270,905
Israel	6,633,198	3,129,107	—	9,762,305
Italy	—	33,768,252	—	33,768,252
Japan	—	155,673,237	—	155,673,237
Netherlands	—	22,455,558	—	22,455,558
New Zealand	—	1,860,653	—	1,860,653
Norway	—	10,114,975	—	10,114,975
Portugal	—	2,335,445	—	2,335,445
Singapore	—	3,764,322	—	3,764,322
South Korea	—	29,755,734	—	29,755,734
Spain	—	40,666,061	6,887	40,672,948
Sweden	—	14,842,246	—	14,842,246
Switzerland	—	71,193,393	—	71,193,393
United Kingdom	—	185,174,366	—	185,174,366
United States	2,102,334,726	—	—	2,102,334,726

TOTAL COMMON STOCKS	2,116,469,740	851,052,501	6,887	2,967,529,128

Preferred Stocks
Germany	—	14,067,684	—	14,067,684
South Korea	—	4,213,817	—	4,213,817

TOTAL PREFERRED STOCKS	—	18,281,501	—	18,281,501

Rights/Warrants
Spain	546,955	—	—	546,955

TOTAL RIGHTS/WARRANTS	546,955	—	—	546,955

Short-Term Investments	287,527,053	—	—	287,527,053

Total Investments	2,404,543,748	869,334,002	6,887	3,273,884,637

Total	$2,404,543,748	$869,334,002	$6,887	$3,273,884,637

Description	Level 1	Level 2	Level 3		Total
Alpha Only Fund (continued)
Liability Valuation Inputs
Derivatives*
Futures Contracts
Equity Risk	$(97,554,676)	$—	$—		$(97,554,676)

Total	$(97,554,676)	$—	$—		$(97,554,676)

Consolidated Benchmark-Free Allocation Fund
Asset Valuation Inputs
Common Stocks
Australia	$—	$5,850,827	$—		$5,850,827
Austria	—	11,806,146	—		11,806,146
Belgium	—	28,545,788	—		28,545,788
Brazil	8,661,227	75,969,753	—		84,630,980
Canada	34,334,240	—	—		34,334,240
Chile	1,946,480	1,600,999	—		3,547,479
China	—	21,547,466	—		21,547,466
Cyprus	—	578,126	—		578,126
Czech Republic	—	18,047,355	—		18,047,355
Denmark	—	24,623,482	—		24,623,482
Egypt	—	6,700,806	—		6,700,806
Finland	—	37,075,006	—		37,075,006
France	—	559,516,136	—		559,516,136
Germany	—	493,366,075	—		493,366,075
Hong Kong	—	5,075,826	—		5,075,826
Hungary	—	6,360,405	—		6,360,405
India	1,523,895	129,857,036	—		131,380,931
Indonesia	1,654,990	23,053,783	—		24,708,773
Ireland	—	10,657,309	—		10,657,309
Israel	26,803,377	3,008,038	—		29,811,415
Italy	—	178,670,968	—		178,670,968
Japan	—	614,884,189	—		614,884,189
Malaysia	—	511,791	—		511,791
Mexico	16,215,269	—	—		16,215,269
Netherlands	90,300	40,327,122	0	**	40,417,422
New Zealand	—	1,818,962	—		1,818,962
Norway	—	49,398,193	—		49,398,193
Peru	967,384	—	—		967,384
Philippines	—	752,850	—		752,850
Poland	—	38,265,274	—		38,265,274
Portugal	—	10,881,467	—		10,881,467
Qatar	—	28,721	—		28,721
Russia	356,942	344,937,055	—		345,293,997
Singapore	—	3,918,703	—		3,918,703
South Africa	69,256	24,053,691	243		24,123,190
South Korea	1,575,787	375,392,637	—		376,968,424
Spain	4,379,948	219,585,679	—		223,965,627
Sri Lanka	—	65,098	—		65,098
Sweden	—	57,927,689	—		57,927,689
Switzerland	—	49,473,921	—		49,473,921
Taiwan	9,600,137	156,115,619	—		165,715,756
Thailand	—	40,999,090	—		40,999,090
Turkey	179,331	95,325,268	—		95,504,599
United Arab Emirates	—	1,656,218	—		1,656,218
United Kingdom	—	421,706,259	—		421,706,259
United States	4,771,548,057	—	—		4,771,548,057

TOTAL COMMON STOCKS	4,879,906,620	4,189,936,826	243		9,069,843,689

Preferred Stocks
Brazil	30,908,223	67,308,980	—		98,217,203
Germany	—	89,363,502	—		89,363,502
Russia	—	44,500,588	—		44,500,588
South Korea	—	40,233,351	—		40,233,351

TOTAL PREFERRED STOCKS	30,908,223	241,406,421	—		272,314,644

Description	Level 1	Level 2	Level 3	Total
Consolidated Benchmark-Free Allocation Fund (continued)
Asset Valuation Inputs (continued)
Rights/Warrants
South Korea	$—	$—	$12,512	$12,512
Spain	3,197,366	—	—	3,197,366

TOTAL RIGHTS/WARRANTS	3,197,366	—	12,512	3,209,878

Investment Funds
Thailand	—	73,243	—	73,243

TOTAL INVESTMENT FUNDS	—	73,243	—	73,243

Debt Obligations
Canada	—	—	28,270,500	28,270,500
United States	—	1,425,602,306	22,532,320	1,448,134,626

TOTAL DEBT OBLIGATIONS	—	1,425,602,306	50,802,820	1,476,405,126

Mutual Funds
United States	5,155,247,491	—	—	5,155,247,491

Total Mutual Funds	5,155,247,491	—	—	5,155,247,491

Options Purchased	—	134,591,584	—	134,591,584

Short-Term Investments	4,112,261,809	—	—	4,112,261,809

Total Investments	14,181,521,509	5,991,610,380	50,815,575	20,223,947,464

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	78,667,766	—	78,667,766
Swap Contracts
Interest Rate Risk	—	68,794,159	—	68,794,159

Total	$14,181,521,509	$6,139,072,305	$50,815,575	$20,371,409,389

Liability Valuation Inputs
Common Stocks
Italy	—	(11,352,817)	—	(11,352,817)
United States	(753,491,728)	—	—	(753,491,728)

TOTAL COMMON STOCKS	(753,491,728)	(11,352,817)	—	(764,844,545)

Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	(28,944,064)	—	(28,944,064)
Written Options
Foreign Currency Risk	—	(13,558,016)	—	(13,558,016)
Swap Contracts
Interest Rate Risk	—	(77,419,554)	—	(77,419,554)

Total	$(753,491,728)	$(131,274,451)	$—	$(884,766,179)

Benchmark-Free Fund
Asset Valuation Inputs
Mutual Funds	$4,822,002,302	$—	$—	$4,822,002,302
Short-Term Investments	579,802	—	—	579,802

Total Investments	4,822,582,104	—	—	4,822,582,104

Total	$4,822,582,104	$—	$—	$4,822,582,104

Global Asset Allocation Fund
Asset Valuation Inputs
Mutual Funds	$5,216,256,047	$—	$—	$5,216,256,047
Debt Obligations
Asset-Backed Securities	—	—	2,109,841	2,109,841
Short-Term Investments	589,850	—	—	589,850

Total Investments	5,216,845,897	—	2,109,841	5,218,955,738

Total	$5,216,845,897	$—	$2,109,841	$5,218,955,738

Description	Level 1	Level 2		Level 3	Total
Global Developed Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$1,718,918,818	$—		$—	$1,718,918,818
Short-Term Investments	556,193	—		—	556,193

Total Investments	1,719,475,011	—		—	1,719,475,011

Total	$1,719,475,011	$—		$—	$1,719,475,011

Global Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$3,947,521,487	$—		$—	$3,947,521,487
Short-Term Investments	1,264,370	—		—	1,264,370

Total Investments	3,948,785,857	—		—	3,948,785,857

Total	$3,948,785,857	$—		$—	$3,948,785,857

International Developed Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$1,122,627,903	$—		$—	$1,122,627,903

Short-Term Investments	416,758	—		—	416,758

Total Investments	1,123,044,661	—		—	1,123,044,661

Total	$1,123,044,661	$—		$—	$1,123,044,661

International Equity Allocation Fund
Asset Valuation Inputs
Mutual Funds	$1,600,675,573	$—		$—	$1,600,675,573

Short-Term Investments	537,240	—		—	537,240

Total Investments	1,601,212,813	—		—	1,601,212,813

Total	$1,601,212,813	$—		$—	$1,601,212,813

Consolidated Special Opportunities Fund
Asset Valuation Inputs
Common Stocks
Argentina	$8,895,634	$—		$—	$8,895,634
Canada	5,155,364	—		—	5,155,364
Italy	—	10,635,276		—	10,635,276
Norway	—	4,895,874		—	4,895,874
Romania	—	23,099,252		—	23,099,252
South Korea	—	11,996,356		—	11,996,356
United Kingdom	4,428,925	44,411,605		—	48,840,530
United States	228,427,742	—		—	228,427,742

TOTAL COMMON STOCKS	246,907,665	95,038,363		—	341,946,028

Preferred Stocks
Argentina	247,086	—		—	247,086
Greece	—	8,716,659		—	8,716,659
South Korea	—	25,283,321		—	25,283,321
United States	310,340	—		—	310,340

TOTAL PREFERRED STOCKS	557,426	33,999,980		—	34,557,406

Rights/Warrants
Canada	—	0	**	—	0	**
Greece	1,193,781	—		—	1,193,781
United States	7,233,650	—		—	7,233,650

TOTAL RIGHTS/WARRANTS	8,427,431	0	**	—	8,427,431

Investment Funds
Romania	—	37,712,457		—	37,712,457

TOTAL INVESTMENT FUNDS	—	37,712,457		—	37,712,457

Description	Level 1	Level 2	Level 3	Total
Consolidated Special Opportunities Fund (continued)
Asset Valuation Inputs (continued)
Debt Obligations
Argentina	$—	$10,991,831	$—	$10,991,831
Iceland	—	—	27,673,788	27,673,788
Luxembourg	—	3,859,137	—	3,859,137
Portugal	—	19,807,359	—	19,807,359
Puerto Rico	—	20,483,817	—	20,483,817
Spain	—	—	7,773,761	7,773,761
United States	—	875	—	875

TOTAL DEBT OBLIGATIONS	—	55,143,019	35,447,549	90,590,568

Options Purchased
Singapore	—	2,006,133	—	2,006,133
United Kingdom	379,400	—	—	379,400
United States	987,700	—	—	987,700

TOTAL OPTIONS PURCHASED	1,367,100	2,006,133	—	3,373,233

Total Short-Investments	208,849,866	—	—	208,849,866

Total Investments	466,109,488	223,899,952	35,447,549	725,456,989

Derivatives*
Futures Contracts
Physical Commodity Contract Risk	2,280,724	—	—	2,280,724
Swap Contracts
Credit Risk	—	594,466	—	594,466

Total	$468,390,212	$224,494,418	$35,447,549	$728,332,179

Liability Valuation Inputs
Derivatives*
Written Options
Equity Risk	(2,209,400)	—	—	(2,209,400)
Swap Contracts
Credit Risk	—	(3,596,945)	—	(3,596,945)

Total	$(2,209,400)	$(3,596,945)	$—	$(5,806,345)

Strategic Opportunities Allocation Fund
Asset Valuation Inputs
Mutual Funds	$2,414,844,500	$—	$—	$2,414,844,500
Debt Obligations
Asset-Backed Securities	—	—	235,841	235,841
Short-Term Investments	272,637	—	—	272,637

Total Investments	2,415,117,137	—	235,841	2,415,352,978

Total	$2,415,117,137	$—	$235,841	$2,415,352,978

Consolidated Systematic Global Macro Opportunity Fund (formerly Alternative Asset Opportunity Fund)
Asset Valuation Inputs
Mutual Funds	$548,421,282	$—	$—	$548,421,282
Short-Term Investments	889,485,416	—	—	889,485,416
Total Investments	1,437,906,698	—	—	1,437,906,698
Derivatives*
Forward Currency Contracts
Foreign Currency Risk	—	6,896,302	—	6,896,302
Futures Contracts
Physical Commodity Contract Risk	5,524,268	—	—	5,524,268
Equity Risk	5,782,745	606,192	—	6,388,937
Interest Rate Risk	4,249,918	—	—	4,249,918

Total	$1,453,463,629	$7,502,494	$—	$1,460,966,123

Liability Valuation Inputs
Derivatives*
Futures Contracts
Physical Commodity Contract Risk	(995,403)	—	—	(995,403)
Equity Risk	(5,624,395)	(1,004,243)	—	(6,628,638)
Interest Rate Risk	(3,305,977)	—	—	(3,305,977)

Total	$(9,925,775)	$(1,004,243)	$—	$(10,930,018)

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	The tables above are based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Funds’ net asset values than the uncertainties surrounding inputs for a non-derivative security with the same market value.
**	Represents the interest in securities that were determined to have a value of zero at November 30, 2014.

The underlying funds held at period end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.

For all Funds, for the period ended November 30, 2014, there were no material transfers between Level 1 and Level 2.

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2014	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3*		Transfer out of Level 3*	Balances as of November 30, 2014	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of November 30, 2014
Alpha Only Fund
Common Stocks
Spain	$—	$6,260	$—	$—	$—	$627	$—		$—	$6,887	$627

Total	$—	$6,260	$—	$—	$—	$627	$—		$—	$6,887	$627

Consolidated Benchmark-Free Allocation Fund
Common Stocks
South Africa	$—	$—	$—	$—	$—	$—	$243	**	$—	243	$—
Rights and Warrants
South Korea	—	—	—	—	—	12,512	—		—	12,512	12,512
Debt Obligations
Asset-Backed Securities
United States	516,099	—	—	29,203	—	3,798	—		—	549,100	3,798
Bank Loans
United States	1,145,624	49,653,750	(1,157,717)	8,516	6,372	597,175	—		—	50,253,720	596,389

Total	$1,661,723	$49,653,750	$(1,157,717)	$37,719	$6,372	$613,485	$243		$—	$50,815,575	$612,699

Global Asset Allocation Fund
Debt Obligations
Asset-Backed Securities	$9,201,717	$225	$(7,566,023)	$37,118	$375,163	$(78,741)	$140,382	**	$—	$2,109,841	$(66,568)
U.S. Government Agency	7,475	—	(7,488)	12	—	1	—		—	—	—

Total	$9,209,192	$225	$(7,573,511)#	$37,130	$375,163	$(78,740)	$140,382		$—	$2,109,841	$(66,568)

Consolidated Special Opportunities Fund
Debt Obligations
Bank Loans	$—	$8,658,939	$—	$—	$—	$(885,178)	$—		$—	$7,773,761	$(885,178)
Trade Claims	—	28,870,323	—	—	—	(1,196,535)	—		—	$27,673,788	(1,196,535)

Total	$—	$37,529,262	$—	$—	$—	$(2,081,713)	$—		$—	$35,447,549	$(2,081,713)

Strategic Opportunities Allocation Fund
Debt Obligations
Asset-Backed Securities	$2,963,366	$63	$(2,788,521)	$71,620	$419,695	$(430,382)	$—		$—	$235,841	$(4,753)

Total	$2,963,366	$63	$(2,788,521)##	$71,620	$419,695	$(430,382)	$—		$—	$235,841	$(4,753)

*	The Funds account for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.
**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and /or unobservable inputs.
#	Includes $683,691 of proceeds received from principal paydowns.
##	Includes $184,871 of proceeds received from principal paydowns.

The net aggregate direct and indirect exposure to investments in securities and/or derivatives using Level 3 inputs and presented on a net basis, which will tend to understate the Funds’ exposure, (based on each Funds’ net assets) as of November 30, 2014 were as follows:

Fund Name	Level 3 securities and derivatives
Alpha Only Fund	< 1%
Consolidated Benchmark-Free Allocation Fund	4%
Benchmark-Free Fund	4%
Global Asset Allocation Fund	4%
Global Developed Equity Allocation Fund	< 1%
Global Equity Allocation Fund	< 1%
International Developed Equity Allocation Fund	< 1%
International Equity Allocation Fund	< 1%
Consolidated Special Opportunities Fund	5%
Strategic Opportunities Allocation Fund	4%
Consolidated Systematic Global Macro Opportunity Fund (formerly Alternative Asset Opportunity Fund)	< 1%

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm Boston time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Loan assignments and participations

Certain Funds may invest in loans to corporate, governmental or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) a Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, a Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and that Fund may have minimal control over the terms of any loan modification. When a Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan. Loan assignments and participations outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Repurchase agreements

The Funds may enter into repurchase agreements with banks and broker-dealers. Under a repurchase agreement a Fund acquires a security for a relatively short period for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. That Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired may be less than the amount owed to that Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, that Fund’s recovery of cash from the seller may be delayed and, even if that Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. Repurchase agreements outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Reverse repurchase agreements

The Funds may enter into reverse repurchase agreements with banks and brokers to enhance return. Under a reverse repurchase agreement a Fund sells portfolio assets subject to an agreement by that Fund to repurchase the same assets at an agreed upon price and date. A Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes that Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result may realize a loss on the transaction if the securities it sold are worth more than the purchase price it originally received from the buyer. Reverse repurchase agreements outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Inflation-indexed bonds

Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The market price of inflation-indexed bonds normally changes when real interest rates change. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e., nominal interest rate minus inflation) might decline, leading to an increase in value of inflation-indexed bonds.

In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will change in the same proportion as changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value. Coupon payments received by a Fund from inflation-indexed bonds are generally included in the Fund’s gross income for the period in which they accrue. In addition, any increase in the principal amount of an inflation-indexed bond is generally included in the Fund’s gross income even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Short sales

Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability. A Fund is obligated to deliver securities at the trade price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. Short sales outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Trade claims

Certain Funds may purchase trade claims against companies, including companies in bankruptcy or reorganization proceedings. Trade claims generally include claims of suppliers for goods delivered and not paid, claims for unpaid services rendered, claims for contract rejection damages and claims related to litigation. Trade claims are illiquid instruments which generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Such claims are typically unsecured and may be subordinated to other unsecured obligations of a debtor, and generally are subject to defenses of the debtor with respect to the underlying transaction giving rise to the trade claim. Trade claims outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Investment and other risks

The following chart identifies selected risks associated with each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.

	Alpha Only Fund	Benchmark-Free Allocation Fund	Benchmark Free Fund	Global Asset Allocation Fund	Global Developed Equity Allocation Fund	Global Equity Allocation Fund	International Developed Equity Allocation Fund	International Equity Allocation Fund	Special Opportunities Fund	Strategic Opportunities Allocation Fund	Systematic Global Macro Opportunity Fund (formerly Alternative Asset Opportunity Fund)
Market Risk – Equities	X	X	X	X	X	X	X	X	X	X	X
Market Risk – Fixed Income Investments	X	X	X	X	X	X	X	X	X	X	X
Market Risk – Asset-Backed Securities	X	X	X	X	X	X	X	X		X	X
Credit Risk	X	X	X	X	X	X	X	X	X	X	X
Illiquidity Risk	X	X	X	X	X	X	X	X	X	X	X
Smaller Company Risk	X	X	X	X	X	X	X	X		X
Derivatives Risk	X	X	X	X	X	X	X	X	X	X	X
Non-U.S. Investment Risk	X	X	X	X	X	X	X	X	X	X	X
Currency Risk	X	X	X	X	X	X	X	X	X	X	X
Focused Investment Risk	X	X	X	X	X	X	X	X	X	X
Leveraging Risk	X	X	X	X	X	X	X	X	X	X	X
Counterparty Risk	X	X	X	X	X	X	X	X	X	X	X
Commodities Risk		X	X	X					X	X	X
Merger Arbitrage Risk		X		X						X
Market Disruption and Geopolitical Risk	X	X	X	X	X	X	X	X	X	X	X
Large Shareholder Risk	X	X	X	X	X	X	X	X	X	X	X
Management and Operational Risk	X	X	X	X	X	X	X	X	X	X	X
Fund of Funds Risk	X	X	X	X	X	X	X	X	X	X	X
Non-Diversified Funds	X	X	X	X	X	X	X	X	X	X	X

Investing in mutual funds involves many risks. The risks of investing in a particular Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every potential risk of investing in the Funds. Funds could be subject to additional risks because of the types of investments they make and market conditions, which may change over time.

Each Fund that invests in wholly-owned subsidiaries, other GMO Funds and other investment companies is exposed to the risks to which the underlying funds in which it invests are exposed as well as the risk that investments made through underlying Funds will not perform as expected. Therefore, unless otherwise noted, the selected risks summarized below include both direct and indirect risks, and references in this section to investments made by a Fund include those made both directly by the Fund and indirectly by the Fund through its underlying Funds.

An investment in a Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• MARKET RISK. All of the Funds are subject to market risk, which is the risk that the market value of their holdings will decline. Market risks include:

Equities — Funds that invest in equities run the risk that the market prices of those investments will decline. The market prices of equities may decline for reasons that directly relate to the issuing company, such as poor performance by the company’s management or reduced demand for its goods or services. They also may decline due to factors that affect a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. In addition, market prices may decline as a result of general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and the market prices of equities can decline in a rapid or unpredictable manner. If a Fund purchases equities for less than their value as determined by GMO, the Fund runs the risk that the market prices of these equities will not appreciate or will decline for a variety of reasons, one of which may be GMO’s overestimation of those investments. The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

Fixed Income Investments — Funds that invest in fixed income securities (including bonds, notes, bills, synthetic debt instruments and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to a number of market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities and sovereign and quasi-sovereign debt instruments, can decline due to market uncertainty about their credit quality and the reliability of their payment streams. Some fixed income securities also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income security. When interest rates rise, these securities also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease. During periods of economic uncertainty and change, the market price of a Fund’s investments in below investment grade securities (commonly referred to as “junk bonds”) may be particularly volatile. Often junk bonds are subject to greater sensitivity to interest rate and economic changes than higher rated bonds and can be more difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. See “Credit Risk” and “Illiquidity Risk” below for more information about these risks.

A risk run by each Fund with a significant investment in fixed income securities is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is generally greater for Funds investing in fixed income securities with longer durations.

The extent to which a fixed income security’s price changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because the investment’s fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate securities, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate securities have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate securities when interest rates rise but outperform them when interest rates decline. Fixed income securities paying no interest, such as zero coupon and principal-only securities, create additional interest rate risk.

The market price of inflation-indexed bonds (including Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”)) typically will decline during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increase during periods of declining real interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities. There can be no assurance, however, that the value of inflation-indexed bonds will change in the same proportion as changes in nominal interest rates, and short-term increases in inflation may lead to a decline in their value.

Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, a Fund that invests a substantial portion of its assets in U.S. Treasury obligations, such as U.S. Treasury Fund, will have a negative return unless GMO waives or reduces its management fees.

Market risk for fixed income securities denominated in foreign currencies is also affected by currency risk. See “Currency Risk” below.

Fixed income markets may, in response to governmental intervention, economic or market developments, or other factors, experience periods of high volatility and/or reduced liquidity. During those periods, a Fund could also experience high levels of shareholder redemptions, and may have to sell securities when it would otherwise not do so, including at unfavorable prices. Fixed income investments may be difficult to value during such periods. In recent periods, central banks and governmental financial regulators, including the U.S. Federal Reserve, have maintained historically low interest rates by purchasing bonds. Steps to curtail or “taper” such activities and other actions by central banks or regulators (such as intervention in foreign currency markets or currency controls) could have a material adverse effect on the Funds.

Asset-Backed Securities — Investments in asset-backed securities not only are subject to all of the market risks described above for fixed income securities but to other market risks as well.

Funds investing in asset-backed securities are exposed to the risk of severe credit downgrades, illiquidity, and defaults to a greater extent than many other types of fixed income investments. These risks are particularly acute during periods of adverse market conditions, such as those that occurred in 2008. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, and credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers.

As described under “Market Risk — Fixed Income Investments” above, the market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a number of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flow generated by the assets backing the securities, as well as the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support and the credit quality of the credit-support provider, if any, and the reliability of various other service providers with access to the payment stream. A problem in any one of these areas can lead to a reduction in the payment stream GMO expected a Fund to receive at the time the Fund purchased the asset-backed security. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. Asset-backed securities backed by sub-prime mortgage loans, in particular, may expose a Fund to significantly greater declines in value due to defaults because sub-prime mortgage loans are typically made to less creditworthy borrowers and thus have a higher risk of default than conventional mortgage loans. The obligations of issuers (and obligors of asset-backed securities) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. As of the date of this report, many asset-backed securities owned by the Funds that were once rated investment grade are now rated below investment grade. See “Credit Risk” below for more information about credit risk.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the market prices of asset-backed and other fixed income securities. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market price of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of an entity that generated the assets underlying an asset-backed security is likely to result in a decline in the market price of that security, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and a Fund may be unable to invest prepayments at as high a yield as was provided by the asset-backed security. When interest rates rise, these obligations also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease.

In addition, the existence of insurance on an asset-backed security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security insurers have defaulted on their obligations.

The risk of investing in asset-backed securities has increased since the deterioration in worldwide economic and liquidity conditions referred to above because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated. See “Focused Investment Risk” below for more information about risks of investing in correlated sectors. A single financial institution may serve as a trustee for many asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on many investments.

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s, or obligor’s failure to meet its payment obligations or the downgrading of its credit rating. This risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

All fixed income securities are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation or U.S. or non-U.S. government (or sub-division or instrumentality), whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the life of a fixed income security. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In many cases, the credit risk of a fixed income security is reflected in its credit ratings, and a Fund holding such a security is subject to the risk that the investment’s rating will be downgraded.

U.S. government securities historically have presented minimal credit risk. However, recent events have led to a downgrade in the long-term U.S. credit rating by at least one major rating agency and have introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of a Fund’s investments.

As described under “Market Risk — Asset-Backed Securities” above, asset-backed securities may be backed by many types of assets and their payment of interest and repayment of principal largely depend on the cash flows generated by the assets backing them. The credit risk of a particular asset-backed security depends on many factors, as described under “Market Risk — Asset-Backed Securities” above.

The obligations of issuers also may be subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. A Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives Risk” below for more information regarding risks associated with the use of credit default swaps.

The extent to which the market price of a fixed income security changes in response to a credit event depends on a number of factors and can be difficult to predict. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If the issuer of floating rate securities experiences an adverse credit event, or a change occurs in its perceived creditworthiness, the market price of its securities could decline much more than would be predicted by their effective duration.

Credit risk is particularly pronounced for below investment grade securities (commonly referred to as “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade securities have speculative characteristics, often are less liquid than higher quality securities, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. Investments in distressed or defaulted instruments generally are considered speculative and may involve substantial risks not normally associated with investments in healthier companies, including adverse business, financial or economic conditions that can lead to defaulted payments and insolvency proceedings. In particular, distressed or defaulted obligations might be repaid, if at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments, and a Fund may incur additional expenses to seek recovery. If GMO’s evaluation of the eventual recovery value of a distressed or defaulted instrument should prove incorrect, a Fund may lose a substantial portion or all of its investment or it may be required to accept cash or instruments with a value less than the Fund’s original investment. In the event of default of sovereign debt, the Funds may be unable to pursue legal action against the sovereign issuer.

• ILLIQUIDITY RISK. Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents a Fund from selling particular securities or closing derivative positions at desirable prices. In addition to these risks, a Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). To the extent a Fund’s investments include asset-backed securities, distressed or defaulted instruments, emerging country debt securities, securities of companies with smaller market capitalizations, or emerging market securities, it is subject to increased illiquidity risk. These types of investments can be difficult to value, exposing a Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. In addition, TIPS have exhibited periods of greatly reduced liquidity when disruptions in fixed income markets have occurred, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

All of the Funds with benchmarks may buy securities that are less liquid than those in their benchmarks.

• SMALLER COMPANY RISK. Companies with smaller market capitalizations, including small- and mid-cap companies, may have limited product lines, markets, or financial resources, may lack the competitive strength of larger companies, may have inexperienced managers or depend on a few key employees. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations. Market risk and illiquidity risk are particularly pronounced for securities of these companies.

• DERIVATIVES RISK. All of the Funds may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include futures contracts, forward contracts, foreign currency contracts, swap contracts, contracts for differences, options on securities and indices, options on futures contracts, options on swap contracts, interest rate caps, floors and collars, reverse repurchase agreements, and other over-the-counter (“OTC”) contracts. Derivatives may relate to securities, commodities, currencies, currency exchange rates, interest rates, inflation rates, and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, a Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments GMO believes are owed to it under OTC derivatives contracts, or those payments may be delayed or made only after the Fund has incurred the costs of litigation

A Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, a Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, a Fund will typically not receive the collateral for one or more days after the collateral is requested by the Fund.

The Funds may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Funds. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, a Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values a Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when a Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of a Fund’s net asset value.

A Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of a Fund, the Funds will not be permitted to trade with that counterparty. In addition, GMO may decide not to use derivatives to hedge or otherwise reduce a Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk” above) and counterparty risk (see “Counterparty Risk” below), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk” below.

There is little case or other law interpreting the terms of most derivatives or characterizing their tax treatment. A Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders.

Cleared Derivatives. The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. Because these requirements are new and evolving (and some of the rules are not yet final), its ultimate impact remains unclear.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Funds may be required to provide more margin for cleared derivatives positions than for bilateral derivatives positions. Also, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member generally can require termination of an existing cleared derivatives position at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member, because (as described under “Counterparty Risk” below) margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member and typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the Fund could not execute all components of the package on the swap execution facility. In that case, the Fund would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Fund to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These rules and regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

Options. Some Funds are permitted to write options. The market price of written options will be affected by many factors, including changes in the market price or dividend rates of underlying securities (or in the case of indices, the securities comprising such indices); changes in interest rates or exchange rates; changes in the actual or perceived volatility of the relevant stock market and underlying securities; and the time remaining before an option’s expiration. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time prior to the option’s expiration, the writer of an American-style option has no control over when it may be required to fulfill its obligations as a writer of the option. (This risk is not present when writing a European-style option because the holder may only exercise the option on its expiration date.) If a Fund writes a call option and does not hold the underlying security or instrument, the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. A Fund, GMO, and other funds advised by GMO may constitute such a group. These limits could restrict a Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While a Fund has greater flexibility to tailor an OTC option, OTC options generally expose a Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to a Fund’s transactions in options, which could increase the amount of taxes payable by shareholders. In particular, a Fund’s options transactions potentially could cause a substantial portion of the Fund’s income to consist of net short-term capital gains, which, when distributed, are taxable to shareholders at ordinary income tax rates.

Short Investment Exposure. Some Funds may make short sales as part of their investment programs in an attempt to increase their returns or for hedging purposes. Many Funds may make short sales “against the box,” meaning the Fund may make short sales where the Fund owns, or has the right to acquire at no added cost, securities or currencies identical to those sold short. Short sales expose a Fund to the risk that it will be required to acquire, convert, or exchange securities or currencies to replace the borrowed securities at a time when the securities or currencies sold short have appreciated in value, thus resulting in a loss to the Fund.

In addition, some Funds are permitted to engage in short sales of securities or currencies, including securities or currencies that they do not own. To do so, a Fund borrows a security (e.g., shares of an exchange-traded fund (“ETF”)) or currency from a broker and sells it to a third party. If a Fund engages in short sales of securities or currencies it does not own, it may have to pay a premium to borrow the securities or currencies and must pay to the lender any dividends or interest it receives on the securities or currencies while they are borrowed. In addition, purchasing securities or currencies to close out a short position can itself cause the price of the securities or currencies to rise further, thereby exacerbating any losses. A Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. Short sales of securities or currencies a Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. A Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.

• NON-U.S. INVESTMENT RISK. Funds that invest in non-U.S. securities are subject to additional and more varied risks than Funds whose investments are limited to U.S. securities. Non-U.S. securities markets often include securities of only a limited number of companies in a limited number of industries. As a result, the market prices of many of the securities traded on those markets fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to the same degree of regulation as U.S. issuers. The reporting, accounting, custody and auditing standards to which those issuers are subject differ, in some cases significantly, from U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes and custodial costs. In addition, some jurisdictions may limit a Fund’s ability to profit from short-term trading (as defined in the relevant jurisdiction).

A Fund and/or its shareholders may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments and (iii) the repatriation of proceeds generated from the sale or other disposition of those investments. A Fund may seek to collect a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no economic benefit. A Fund’s decision to pursue a refund is in its sole discretion, and, particularly in light of the costs involved, it may decide not to pursue a refund, even if eligible. The outcome of a Fund’s pursuit of a refund is not predictable, and potential refunds generally are not reflected in the net asset value of a Fund.

Also, investing in non-U.S. securities exposes a Fund to the risk of nationalization, expropriation or confiscatory taxation of assets of their issuers, adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.

In some non-U.S. markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose a Fund to credit and other risks it does not have in the United States with respect to brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Fluctuations in foreign currency exchange rates also will affect the market value of a Fund’s non-U.S. investments (see “Currency Risk” below).

U.S. investors are required to maintain a license to invest directly in many non-U.S. markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, a Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license is terminated or suspended, to obtain exposure to the market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of GMO’s clients may preclude other clients, including a Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of another of GMO’s clients could cause the suspension or revocation of a license and thereby limit the Funds’ investment opportunities.

Funds that invest a significant portion of their assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets) are subject to greater non-U.S. investment risk than Funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in a Fund’s portfolio; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on a Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of a Fund’s investments. Currency risk includes the risk that the foreign currencies in which a Fund’s investments are traded, in which a Fund receives income, or in which a Fund has taken a position, will decline in value relative to the U.S. dollar. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss both on the hedging instrument and on the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk” below.

Many of the Funds use derivatives to take overweighted or underweighted currency positions relative to the currency exposure of their portfolios. As a result, their currency exposure may differ (in some cases significantly) from the currency exposure of their benchmarks. If the exchange rates of the currencies involved do not move as expected, a Fund could lose money both on its holdings of a particular currency and on the derivative. See also “Non-U.S. Investment Risk” above.

Some currencies are illiquid (e.g., some emerging country currencies), and a Fund may not be able to convert them into U.S. dollars, in which case GMO may decide to purchase U.S. dollars in a parallel market with an unfavorable exchange rate. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described below under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk” below).

• FOCUSED INVESTMENT RISK. Funds whose investments are focused in particular countries, regions, sectors, companies or industries that are subject to the same or similar risk factors or whose security prices have strong positive correlations (e.g., different industries within broad sectors, such as technology or financial services), or in securities from issuers that are subject to the same or similar risk factors, are subject to greater overall risk than funds whose investments are more diversified. A Fund that invests in the securities of a limited number of issuers is particularly exposed to adverse developments affecting those issuers, and a decline in the market price of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

A Fund that focuses its investments in a particular type of security or sector, or in securities of companies in a particular industry, is vulnerable to events affecting those securities, sectors, or companies. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, Funds having a significant portion of their assets in investments tied economically to (or related to) a particular geographic region, country (e.g., Taiwan or Japan) or particular market (e.g., emerging markets) have more exposure to regional and country economic risks than funds making investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in currency valuation in one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk” above.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., a Fund’s investment exposures exceed its net asset value). Leverage increases a Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

A Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, a Fund may perform as if it were leveraged.

• COUNTERPARTY RISK. Funds that enter into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or that lend their securities run the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. The Funds are not subject to any limits on their exposure to any one counterparty nor to a requirement that counterparties maintain a specific rating by a nationally recognized rating organization to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions may not be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount). Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose a Fund to greater counterparty risk than exchange-traded derivatives. A Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to a Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will still have contractual remedies (whether or not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time that events may occur that prevent settlement. Counterparty risk also is greater when a Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Significant exposure to a single counterparty increases a Fund’s counterparty risk. Funds that use swap contracts are subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have durations longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

The Funds also are subject to counterparty risk because they execute their securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Funds could miss investment opportunities or be unable to dispose of investments they would prefer to sell, resulting in losses for the Funds.

Counterparty risk with respect to derivatives has been and may continue to be affected by new rules and regulations affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives positions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in instruments permitted under the applicable regulations. Therefore, a Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held in the omnibus account for the relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the Commodity Futures Trading Commission require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report the Funds’ initial margin, the Funds are subject to the risk that a clearing house will use a Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. The Funds are therefore subject to the risk that a clearing house will not make variation margin payments owed to a Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that a Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Funds, or in the event of fraud or misappropriation of customer assets by a clearing member, a Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

• COMMODITIES RISK. Commodity prices can be extremely volatile and are affected by many factors. Exposure to commodities can cause the net asset value of a Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. The value of commodity-related derivatives or indirect investments in commodities may fluctuate more than the commodity, commodities or commodity index to which they relate. See “Derivatives Risk” above for a discussion of certain specific risks of a Fund’s derivatives investments, including commodity-related derivatives.

• MERGER ARBITRAGE RISK. Some Funds may engage in merger arbitrage transactions, where a Fund will purchase securities at prices below GMO’s anticipated value of the cash, securities or other consideration to be paid or exchanged for such securities upon successful completion of a proposed merger, exchange offer, tender offer, or other similar transaction. Such purchase price may be substantially in excess of the market price of the securities prior to the announcement of the merger, exchange offer, tender offer, or other similar transaction.

If a Fund purchases securities in anticipation of a proposed merger, exchange offer, tender offer, or other similar transaction, and that transaction later appears unlikely to be consummated or in fact is not consummated or is delayed, the market price of the security purchased by the Fund may decline sharply and result in losses to the Fund if such securities are sold, transferred or exchanged for securities or cash, the value of which is less than the purchase price. There is typically asymmetry in the risk/reward payout of merger arbitrage strategies — the losses that can occur in the event of deal break-ups can far exceed the gains to be had if deals close successfully. The consummation of mergers, exchange offers, tender offers, and similar transactions can be prevented or delayed by a variety of factors, including regulatory and antitrust restrictions, political motivations, industry weakness, stock specific events, failed financings, and general market declines.

Merger arbitrage strategies depend for success on the overall volume of merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions. Merger arbitrage strategies are also subject to the risk of overall market movements. To the extent that a general increase or decline in equity market values affects the securities involved in a merger arbitrage position differently, the position may be exposed to loss.

In conjunction with merger arbitrage transactions, a Fund may make short sales of securities in an effort to maximize risk-adjusted returns. For example, when the terms of a proposed acquisition call for an exchange of securities, a Fund may sell short the securities of the acquiring company in order to protect against a decline in the market value of those securities prior to the acquisition’s completion. A Fund also may employ a variety of hedging strategies to protect against market fluctuations or other risks, and may use derivatives otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers.

At any given time, a Fund can become improperly hedged, which can lead to inadvertent market-related losses. Also, a Fund may not be able to hedge against market fluctuations or other risks, and market movements can result in losses to the Fund even if the proposed transaction is consummated. In addition, a Fund may sell short securities expected to be issued in a merger or exchange offer in anticipation of the short position being covered by delivery of such security when issued. If the merger or exchange offer is not consummated, the Fund may be forced to cover its short position by acquiring, converting, or exchanging securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Funds are subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Funds’ investments. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or reduce the value of investments traded in these markets, including investments of the Funds. While the U.S. government has honored its credit obligations continuously for the last 200 years, a default by the U.S. government or a downgrade of its credit rating would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the United States and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could negatively affect the Funds. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Funds’ investments. During such market disruptions, the Funds’ exposure to the risks described elsewhere in this “Investment and other risks” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Funds from implementing their investment programs for a period of time and achieving their investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Funds’ derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates, or indices, or to offer them on a more limited basis. To the extent a Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

• LARGE SHAREHOLDER RISK. If a large number of shares of a Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g., GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of their Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities to raise the cash needed to satisfy the redemption request. In addition, the Funds and other accounts over which GMO has investment discretion that invest in the Funds are not limited in how often they may purchase or sell Fund shares. GMO Asset Allocation Funds and separate accounts managed by GMO for its clients hold substantial percentages of the shares of many Funds, and asset allocation decisions by GMO may result in substantial redemptions from (or investments in) those Funds. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for shareholders. Additionally, in the case of Funds that are regulated investment companies for U.S. federal income tax purposes, they also potentially limit the use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any) and may limit or prevent a Fund’s use of tax equalization. In addition, each Fund that invests in other GMO Funds subject to large shareholder risk is indirectly subject to this risk.

• MANAGEMENT AND OPERATIONAL RISK. Each Fund is subject to management risk because it relies on GMO’s ability to achieve its investment objective. Each Fund runs the risk that GMO’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

For some Funds GMO uses quantitative analyses and models as part of its investment process. Any imperfections, errors, or limitations in those analyses and models could affect a Fund’s performance. By necessity, these analyses and models make simplifying assumptions that limit their effectiveness. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate or may not include the most recent information about a company or a security. The Funds also run the risk that GMO’s assessment of an investment may be wrong. There can be no assurance that key GMO personnel will continue to be employed by GMO. The loss of their services could have an adverse impact on GMO’s ability to achieve the Funds’ investment objectives.

The Funds also are subject to the risk of loss as a result of other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors (both human and systematic) could prevent a Fund from benefiting from potential investment gains or avoiding losses. GMO is not contractually liable to the Funds for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Funds. Other Fund service providers also have limitations on their liability to the Funds for losses resulting from their errors.

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies (such as the Funds) and their service providers (including GMO) may be prone to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, GMO, a sub-adviser, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While GMO has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

• FUND OF FUNDS RISK AND RELATED CONSIDERATIONS. Funds that invest in shares of underlying Funds, including wholly-owned subsidiaries, other GMO Funds, closed-end funds, money market funds, ETFs and other investment companies, are exposed to the risk that the underlying Funds will not perform as expected.

Because a Fund bears the fees and expenses of the underlying Funds in which it invests (absent reimbursement of those expenses), the Fund will incur additional expenses when investing in underlying Funds. In addition, total Fund expenses will increase if a Fund makes a new or further investment in underlying Funds with higher fees or expenses than the average fees and expenses of the underlying Funds then in the Fund’s portfolio.

The Funds also are indirectly exposed to all of the risks of an investment in the underlying Funds. Because some underlying Funds invest a substantial portion of their assets in other GMO Funds (pursuant to an exemptive order obtained from the SEC), the Asset Allocation Funds have more tiers of investments than funds in many other groups of investment companies. Many of the Funds that invest in shares of other GMO Funds are subject indirectly to Large Shareholder Risk because those other GMO Funds are more likely to have large shareholders (e.g., other GMO Funds). See “Large Shareholder Risk” above.

Investments in ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track. In addition, ETFs often use derivatives to track the performance of the relevant index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed above.

• NON-DIVERSIFIED FUNDS. Some of the Funds are not “diversified” investment companies within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”). This means they are allowed to invest in the securities of relatively few issuers and/or foreign currencies. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were “diversified.”

In addition, each of the Funds may invest a portion of its assets in shares of one or more other GMO Funds that are not diversified investment companies under the 1940 Act. Each of the Funds may invest without limitation in other GMO Funds that are not diversified.

The following Funds are not diversified investment companies within the meaning of the 1940 Act:

•	Alpha Only Fund
•	Implementation Fund
•	Special Opportunities Fund
•	Systematic Global Macro Opportunity Fund

Temporary Defensive Positions. Temporary defensive positions are positions that are inconsistent with a Fund’s principal investment strategies and that are taken in attempting to respond to adverse market, economic, political, or other conditions.

The Funds (other than Systematic Global Macro Opportunity Fund) normally do not take temporary defensive positions. Systematic Global Macro Opportunity Fund may, from time to time, take temporary defensive positions if deemed prudent by GMO. To the extent a Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Derivative financial instruments

At November 30, 2014, only Alpha Only Fund, Implementation Fund (a wholly-owned subsidiary of Benchmark-Free Allocation Fund), Special Opportunities Fund and Systematic Global Macro Opportunity Fund, held derivative financial instruments directly. For a listing of derivative financial instruments held by the underlying funds, if any, please refer to the underlying funds’ Schedule of Investments. The derivative information provided below only pertains to direct investments made by Alpha Only Fund, Implementation Fund, Special Opportunities Fund and Systematic Global Macro Opportunity Fund.

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of a Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

Use of Derivatives by Alpha Only Fund and Special Opportunities Fund

Alpha Only Fund’s investment program involves having both long and short investment exposures. Alpha Only Fund seeks to construct a portfolio in which it has long investment exposure to asset classes and sub-asset classes that it expects will outperform relative to the asset classes and sub-asset classes to which it has short investment exposure.

The Funds may use derivatives to gain long investment exposure to securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Funds also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts, and options) to gain exposure to a given currency.

The Funds may use derivatives in an attempt to reduce their investment exposures (which may result in a reduction below zero). A Fund also may use currency derivatives in an attempt to reduce some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

The Funds may use derivatives in an attempt to adjust elements of their investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of stocks of companies in a particular sector and GMO believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting its investment exposures, the Funds also may use currency derivatives in an attempt to adjust their currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which their equities are traded.

The Funds may use derivatives to effect transactions intended as substitutes for securities lending.

Special Opportunities Fund may have investment exposures in excess of its net assets (i.e., it may be leveraged). Alpha Only Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of its derivative positions, Alpha Only Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. Alpha Only Fund’s performance can depend substantially, if not primarily, on the performance of assets of indices underlying its derivatives even though it does not own those assets or indices.

A Fund’s foreign currency exposure may differ significantly from the currencies in which its equities are traded.

Use of Derivatives by Implementation Fund (a wholly owned subsidiary of Benchmark-Free Allocation Fund)

The Fund may use derivatives to gain long investment exposure to securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero) or the investment exposures of Benchmark-Free Allocation Fund (“BFAF”). The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its or BFAF’s portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its or BFAF’s investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund or BFAF holds a large proportion of stocks of companies in a particular sector and GMO believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of those stocks) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting investment exposures, the Fund also may use currency derivatives, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its or BFAF’s portfolio. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The Fund may use derivatives to effect transactions intended as substitutes for securities lending.

The Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of its derivative positions, the Fund may have gross investment exposures in excess of its net assets (i.e., the Fund may be leveraged) and therefore is subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Use of Derivatives by Systematic Global Macro Opportunity Fund

The Fund invests in a range of global equity, bond, currency, and commodity markets using exchange-traded futures and forward non-U.S. exchange contracts. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives to gain long investment exposure to global equities, bonds, currencies, commodities, or other assets. In particular, the Fund may use exchange traded futures and forward foreign exchange contracts to gain exposure to a range of global equity, bond, currency, and commodity markets. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero). For example, the Fund may use credit default swaps to take a short position with respect to the likelihood of default by an issuer. The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

The Fund may use derivatives, such as futures, related options, and swap contracts, in an attempt to adjust elements of its investment exposures to individual commodities, various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund holds a large proportion of a certain type of security or commodity and GMO believes that another security or commodity will outperform such security or commodity, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). Long and short swap contracts and contracts for differences also may be used for these purposes. Derivatives used to effect synthetic sales and purchases will generally be unwound as actual portfolio securities are sold and purchased. In addition, GMO may alter the interest rate exposure of debt instruments by employing interest rate swaps. Such a strategy is designed to maintain the Fund’s exposure to the credit of an issuer through the debt instrument but adjust the Fund’s interest rate exposure through the swap. With these swaps, the Fund and its counterparties exchange interest rate exposure, such as fixed versus variable rates and shorter duration versus longer duration exposure. In adjusting its investment exposure, the Fund also may use currency derivatives in an attempt to adjust its currency exposure, seeking currency exposure that is different (in some cases, significantly different) from the currencies in which its equities are traded.

The Fund may also use derivatives to effect transactions intended as substitutes for securities lending.

The Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of its derivative positions, the Fund will typically have gross investment exposures in excess of its net assets (i.e., the Fund will be leveraged) and therefore is subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

*         *         *

Certain derivatives transactions that may be used by the Funds, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Funds hold cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Funds hold exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of a Fund to pursue its investment strategy. Also, a Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

For Funds that held derivatives during the period ended November 30, 2014, the following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use	Alpha Only Fund	Consolidated Benchmark-Free Allocation Fund*	Consolidated Special Opportunities Fund**	Consolidated Systematic Global Macro Opportunity Fund***
Forward currency contracts
Adjust currency exchange rate risk				X
Adjust exposure to foreign currencies	X	X		X
To hedge some or all of the currency exposure of the assets in which the Fund invests	X
To manage against anticipated currency exchange rate changes	X	X
Futures contracts
Adjust interest rate exposure		X		X
Adjust exposure to certain securities markets				X
Maintain the diversity and liquidity of the portfolio		X		X
Used as a substitute for direct investment			X	X
To hedge some or all of the broad market exposure of the assets in which the Fund invests	X
Options (Purchased)
Used option contracts as a substitute for direct equity investment		X
Used option contracts to achieve returns from the decline in an equity investment			X
Adjust currency exchange rate risk		X
Adjust exposure to foreign currencies		X
Adjust interest rate exposure		X

Type of Derivative and Objective for Use	Alpha Only Fund	Consolidated Benchmark-Free Allocation Fund*	Consolidated Special Opportunities Fund**	Consolidated Systematic Global Macro Opportunity Fund***
Options (Written)
Used option contracts as a substitute for direct equity investment		X	X
Adjust currency exchange rate risk		X
Adjust exposure to foreign currencies		X
Swap contracts
Adjust interest rate exposure		X
To achieve returns comparable to holding a direct equity			X
Achieve exposure to a reference entity’s credit			X
To hedge some or all of the broad market exposure of the assets in which the Fund invests	X
Rights and/or warrants
Received as a result of corporate actions	X	X	X

*	Derivatives are held by Benchmark-Free Allocation Fund’s wholly-owned subsidiary.
**	Certain derivatives are held by Special Opportunities Fund’s wholly-owned subsidiary.
***	Certain derivatives are held by Systematic Global Macro Opportunity Fund’s wholly-owned subsidiary.

Forward currency contracts

The Funds may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market price of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by each Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose a Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Futures contracts

The Funds may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, a Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by each Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Funds to the risk that they may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Options

The Funds may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options a Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. A Fund pays a premium for a purchased option. That premium, if any, is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

The Funds may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies they own or in which they may invest. Writing options alters a Fund’s exposure to the underlying asset by, in the case of a call option, obligating that Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating that Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, a Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that a Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose a Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

When an option contract is closed, that Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

For the period ended November 30, 2014, investment activity in options contracts written by the Funds was as follows:

	Puts			Calls

	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Consolidated Benchmark-Free Allocation Fund
Outstanding, beginning of period	—	9,905	$11,507,469	—	—	$—
Options written	142,360,000	58,520	87,057,245	420,661,677	1,400	16,434,043
Options bought back	(142,360,000)	(36,280)	(58,342,261)	—	(1,400)	(2,221,163)
Options expired	—	(32,145)	(40,222,453)	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	—	—	$—	420,661,677	—	$14,212,880

Consolidated Special Opportunities Fund
Outstanding, beginning of period	—	—	$—	—	—	$—
Options written	—	4,400	1,288,659	—	2,280	1,098,624
Options bought back	—	—	—	—	—	—
Options expired	—	—	—	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	—	4,400	$1,288,659	—	2,280	$1,098,624

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the market of the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Funds value OTC options using inputs provided by primary pricing sources and industry models.

Swap contracts

The Funds may enter into various types of swap contracts, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, a Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Funds do not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal). Basis swaps are interest rate swaps that involve the exchange of two floating interest rate payments and may involve the exchange of two different currencies.

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Forward starting dividend swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive the changes in a dividend index point. The Fund gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the relevant dividend index point based on a notional amount. For example, if the Fund took a long position on a dividend index swap, the Fund would receive payments if the relevant index point increased in value and would be obligated to pay if that index point decreased in value.

Future swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive the changes in an index. A Fund gains exposure by either paying or receiving an amount in respect of an increase or decrease in the change of the index based on a notional amount. For example, if a Fund took a long position on a future swap, the Fund would receive payments if the relevant index increased in value and would be obligated to pay if that index decreased in value.

Generally, the Funds price their OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that a Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that a Fund has amounts on deposit in excess of amounts owed by that Fund, or that any collateral the other party posts is insufficient or not timely received by a Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

Rights and warrants

The Funds may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit a Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the period, if any, are listed in each applicable Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Funds (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure as of November 30, 2014:

	Credit Contracts	Commodity Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Alpha Only Fund
Assets:
Investments, at value (rights and/or warrants)	$—	$—	$546,955	$—	$—	$—	$546,955

Total	$—	$—	$546,955	$—	$—	$—	$546,955

Liabilities:
Unrealized Depreciation on Futures Contracts	$—	$—	$(97,554,676)	$—	$—	$—	$(97,554,676)

Total	$—	$—	$(97,554,676)	$—	$—	$—	$(97,554,676)

Consolidated Benchmark-Free Allocation Fund
Assets:
Investments, at value (rights and/or warrants)	$—	$—	$3,209,878	$—	$—	$—	$3,209,878
Investments, at value (purchased options)	—	—	—	134,591,584	—	—	134,591,584
Unrealized Appreciation on Forward Currency Contracts	—	—	—	78,667,766	—	—	78,667,766
Unrealized Appreciation on Swap Contracts	—	—	—	—	68,794,159	—	68,794,159

Total	$—	$—	$3,209,878	$213,259,350	$68,794,159	$—	$285,263,387

Liabilities:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$—	$(28,944,064)	$—	$—	$(28,944,064)
Written Options, at value	—	—	—	(13,558,016)	—	—	(13,558,016)
Unrealized Depreciation on Swap Contracts	—	—	—	—	(77,419,554)	—	(77,419,554)

Total	$—	$—	$—	$(42,502,080)	$(77,419,554)	$—	$(119,921,634)

Consolidated Special Opportunities Fund
Assets:
Investments, at value (rights and/or warrants)	$—	$—	$8,427,431	$—	$—	$—	$8,427,431
Investments, at value (purchased options)	—	—	3,373,233	—	—	—	3,373,233
Unrealized Appreciation on Future Contracts	—	2,280,724	—	—	—	—	2,280,724
Unrealized Appreciation on Swap Contracts	594,466	—	—	—	—	—	594,466

Total	$594,466	$2,280,724	$11,800,664	$—	$—	$—	$14,675,854

Liabilities:
Written Options, at value	$—	$—	$(2,209,400)	$—	$—	$—	$(2,209,400)
Unrealized Depreciation on Swap Contracts	(3,596,945)	—	—	—	—	—	(3,596,945)

Total	$(3,596,945)	$—	$(2,209,400)	$—	$—	$—	$(5,806,345)

Consolidated Systematic Global Macro Opportunity Fund (formerly Alternative Asset Opportunity Fund)
Assets:
Unrealized Appreciation on Forward Currency Contracts	$—	$—	$—	$6,896,302	$—	$—	$6,896,302
Unrealized Appreciation on Futures Contracts	—	5,524,268	6,388,937	—	4,249,918	—	16,163,123

Total	$—	$5,524,268	$6,388,937	$6,896,302	$4,249,918	$—	$23,059,425

Liabilities:
Unrealized Depreciation on Futures Contracts	$—	$(995,403)	$(6,628,638)	$—	$(3,305,977)	$—	$(10,930,018)

Total	$—	$(995,403)	$(6,628,638)	$—	$(3,305,977)	$—	$(10,930,018)

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

The average derivative activity, based on absolute values (forward currency contracts, futures contracts, rights and/or warrants), notional amounts (swap contracts) or principal amounts (options) outstanding at each month-end was as follows for the period ended November 30, 2014:

Fund Name	Forward Currency Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Options ($)	Rights and/ or Warrants ($)
Alpha Only Fund	775,375,550	2,710,007,022	443,147,947	—	724,587
Consolidated Benchmark-Free Allocation Fund	1,857,582,582	1,482,646,818	5,337,507,621	1,022,344,758	1,900,712
Consolidated Special Opportunities Fund	—	6,739,110	71,436,305	551,272	2,159,646
Consolidated Systematic Global Macro Opportunity Fund (formerly Alternative Asset Opportunity Fund)	557,709,177	2,037,377,857	—	—	—

For additional information regarding the Funds, please see the Funds’ most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	COMMON STOCKS — 59.7%

	Australia — 0.0%
716,799	Arrium Ltd	146,218
33,591	Bank of Queensland Ltd	351,519
115,080	BlueScope Steel Ltd *	483,890
943,465	Goodman Fielder Ltd	518,577
101,240	Investa Office Fund (REIT)	303,928
191,990	Mirvac Group (REIT)	286,424
464,159	Pacific Brands Ltd	204,680
81,027	Stockland (REIT)	283,694
174,364	TABCORP Holdings Ltd	605,695
177,416	Tatts Group Ltd	514,216
70,780	Woodside Petroleum Ltd	2,151,986

	Total Australia	5,850,827

	Austria — 0.1%
182,553	OMV AG	5,284,601
156,930	Voestalpine AG	6,521,545

	Total Austria	11,806,146

	Belgium — 0.2%
9,702	Ageas	347,204
309,046	Belgacom SA	12,209,311
218,672	Delhaize Group	15,989,273

	Total Belgium	28,545,788

	Brazil — 0.6%
216,300	Aes Tiete SA	1,349,319
74,300	Banco Bradesco SA	1,105,440
2,127,200	Banco do Brasil SA	24,590,709
454,500	Banco Santander Brasil SA	2,622,609
722,200	Brasil Brokers Participacoes SA	841,912
642,400	Cia de Saneamento Basico do Estado de Sao Paulo ADR	4,753,760
145,600	Cia de Saneamento de Minas Gerais-COPASA	1,385,126
388,000	Companhia de Saneamento Basico do Estado de Sao Paulo	2,906,010
643,300	Companhia Siderurgica Nacional SA	1,519,932
559,600	Companhia Siderurgica Nacional SA Sponsored ADR	1,303,868
103,800	Cosan Logistica SA *	140,432
30,100	Cosan Ltd – Class A	275,415
106,600	Cosan SA Industria e Comercio	1,325,824
343,700	CPFL Energia SA	2,641,218
86,700	CPFL Energia SA ADR	1,332,579
288,700	Cyrela Brazil Realty SA Empreendimentos e Participacoes	1,401,374
461,467	Duratex SA	1,509,526
932,900	EDP-Energias Do Brasil SA	3,673,622
245,600	Equatorial Energia SA	2,671,595
103,200	Grendene SA	694,076

Shares	Description	Value ($)
	Brazil — continued
181,100	Grupo BTG Pactual	2,111,192
376,300	Klabin SA	2,046,664
555,700	Light SA	4,461,026
461,300	MRV Engenharia e Participacoes SA	1,537,757
53,500	Multiplus SA	723,804
75,900	Porto Seguro SA	920,619
160,157	Sul America SA	793,026
635,800	Tim Participacoes SA	3,088,706
320,100	Tractebel Energia SA	4,326,907
416,900	Transmissora Alianca de Energia Eletrica SA	3,169,601
56,200	Ultrapar Participacoes SA	1,206,234
132,700	Vale SA	1,205,493
110,500	Vale SA Sponsored ADR	995,605

	Total Brazil	84,630,980

	Canada — 0.2%
178,700	Canadian Oil Sands Ltd	2,271,438
2,215	Canadian Tire Corp Ltd – Class A	248,454
422,960	Catamaran Corp *	21,545,583
2,100	First Quantum Minerals Ltd	34,146
8,953	Home Capital Group Inc	408,164
4,700	RONA Inc	56,331
309,500	Suncor Energy Inc	9,770,124

	Total Canada	34,334,240

	Chile — 0.0%
2,981,105	Enersis SA	996,732
116,000	Enersis SA Sponsored ADR	1,946,480
54,216	ENTEL Chile SA	604,267

	Total Chile	3,547,479

	China — 0.1%
7,513,000	Bank of China Ltd – Class H	3,858,322
5,683,000	China Construction Bank – Class H	4,291,431
514,000	China Mobile Ltd	6,341,856
1,738,000	CNOOC Ltd	2,511,495
6,736,000	Industrial and Commercial Bank of China Ltd – Class H	4,544,362

	Total China	21,547,466

	Cyprus — 0.0%
8,787	Eurasia Drilling Co Ltd GDR	157,538
51,268	Globaltrans Investment Plc Sponsored GDR	360,851
18,091	TCS Group Holding Plc (Registered) GDR *	59,737

	Total Cyprus	578,126

	Czech Republic — 0.1%
648,282	CEZ AS	18,047,355

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	Denmark — 0.2%
8,542	AP Moeller – Maersk A/S	17,827,817
74,124	Carlsberg A/S	6,599,463
3,786	Jyske Bank A/S (Registered) *	196,202

	Total Denmark	24,623,482

	Egypt — 0.0%
1,146,041	Al Ezz Steel Rebars SAE *	2,713,145
276,647	Global Telecom Holding GDR *	806,618
8,416,125	Orascom Telecom Media and Technology Holding SAE *	1,544,042
106,292	Sidi Kerir Petrochemicals Co	261,231
681,463	Telecom Egypt Co	1,375,770

	Total Egypt	6,700,806

	Finland — 0.2%
441,427	Fortum Oyj	11,081,035
67,345	Metso Oyj	2,089,327
1,920,175	Nokia Oyj	15,954,535
478,995	UPM – Kymmene Oyj	7,950,109

	Total Finland	37,075,006

	France — 3.7%
27,520	Alstom SA *	965,666
1,019,466	ArcelorMittal	12,492,073
1,832	AXA	44,279
1,033	BNP Paribas	66,342
345,967	Bouygues SA	13,016,075
16,616	Carrefour SA	526,198
40,001	Casino Guichard Perrachon SA	3,855,203
8,903	Christian Dior SA	1,706,751
32,386	CNP Assurances	600,248
535,820	Compagnie de Saint-Gobain	24,625,185
228,283	Compagnie Generale des Etablissements Michelin	21,002,926
48,746	Credit Agricole SA	685,827
77,217	Danone SA	5,446,249
29,540	Electricite de France	884,815
2,634,716	GDF Suez	64,978,493
363	Lafarge SA	25,832
34,153	LVMH Moet Hennessy Louis Vuitton SA	6,142,374
4,100,813	Orange	72,315,606
685,993	Peugeot SA *	8,781,261
291,747	Renault SA	23,427,527
151,080	Rexel SA	2,800,827
435,748	Sanofi	42,113,146
271,058	Schneider Electric SA	22,130,173
1,644	Societe Generale	81,649
192,208	Suez Environnement Co	3,411,789
2,242,914	Total SA	125,245,117
20,052	Vallourec SA	663,781
496,678	Veolia Environnement SA	9,073,966
562,098	Vinci SA	30,393,374

Shares	Description	Value ($)
	France — continued
2,436,873	Vivendi SA	62,013,384

	Total France	559,516,136

	Germany — 3.2%
576	Allianz SE (Registered)	99,242
9,608	Aurubis AG	529,132
1,180,821	BASF SE	107,086,360
512,691	Bayerische Motoren Werke AG	58,607,893
39,699	Bilfinger SE	2,351,196
1,173,570	Daimler AG	98,997,870
1,827	Deutsche Bank AG (Registered)	59,658
647,734	Deutsche Lufthansa AG (Registered)	11,544,504
2,671,689	Deutsche Telekom AG (Registered)	45,430,481
6,545	Duerr AG	562,744
4,071,723	E.ON AG	72,142,193
60,061	Freenet AG	1,773,404
47,655	Fresenius Medical Care AG & Co	3,519,696
2,588	Hannover Rueck SE	231,034
286,212	K+S AG (Registered)	8,587,158
164,424	Kloeckner & Co SE *	1,944,241
191,711	Metro AG *	6,511,672
2,709	Muenchener Rueckversicherungs-Gesellschaft AG (Registered)	557,837
89,937	ProSiebenSat.1 Media AG (Registered)	3,828,145
1,077,922	RWE AG	39,052,203
34,844	Salzgitter AG	1,151,850
158,570	Siemens AG (Registered)	18,755,325
44,353	Volkswagen AG	10,042,237

	Total Germany	493,366,075

	Hong Kong — 0.0%
2,098	Cheung Kong Holdings Ltd	38,505
1,249,308	Esprit Holdings Ltd	1,624,464
57,552	Link (REIT)	364,549
73,319	Sun Hung Kai Properties Ltd	1,070,186
66,000	Swire Pacific Ltd – Class A	905,597
6,000	Wharf Holdings Ltd (The)	43,183
287,139	Yue Yuen Industrial Holdings	1,029,342

	Total Hong Kong	5,075,826

	Hungary — 0.0%
858,306	Magyar Telekom Telecommunications Plc *	1,181,319
16,398	MOL Hungarian Oil and Gas Plc	791,822
272,612	OTP Bank Plc	4,387,264

	Total Hungary	6,360,405

	India — 0.9%
22,961	Aban Offshore Ltd	201,491
17,723	ACC Ltd	421,484
1,400,783	Allahabad Bank	2,740,339
862,791	Andhra Bank	1,192,755
1,026,251	Ashok Leyland Ltd *	866,562

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	India — continued
193,100	Aurobindo Pharma Ltd	3,396,986
4,766	Axis Bank Ltd (a)	37,850
12,724	Bajaj Auto Ltd	541,824
17,072	Bank of Baroda (a)	306,855
844,693	Bank of India	3,903,048
1,655,345	Bharat Heavy Electricals Ltd	7,500,680
52,499	Biocon Ltd	385,207
1,090,574	Cairn India Ltd	4,566,590
671,648	Canara Bank Ltd	4,453,335
806,215	Coal India Ltd	4,614,063
888,013	DLF Ltd	2,115,332
294,413	GAIL India Ltd	2,319,196
34,062	HCL Technologies Ltd	914,630
856,826	HDFC Bank Ltd (a)	14,049,692
30,979	Hero MotoCorp Ltd	1,568,356
1,198,213	Hindalco Industries Ltd	3,356,390
1,338,003	Housing Development & Infrastructure Ltd *	1,802,673
31,063	ICICI Bank Ltd	874,839
15,500	ICICI Bank Ltd Sponsored ADR	912,795
48,766	IDFC Ltd (a)	128,141
12,460	Infosys Ltd	869,704
8,750	Infosys Ltd Sponsored ADR	611,100
79,791	Jai Balaji Industries Ltd *	21,356
1,817,793	Jaiprakash Associates Ltd *	841,770
10,209	JSW Steel Ltd	196,527
916,682	Karnataka Bank Ltd	2,124,924
95,892	Kiri Industries Ltd *	154,092
122,025	LIC Housing Finance Ltd	832,087
102,592	Mahindra & Mahindra Ltd	2,188,171
1,305,736	NHPC Ltd	426,044
206,557	NMDC Ltd	464,719
1,754,564	NTPC Ltd	4,017,869
457,123	Oil & Natural Gas Corp Ltd	2,789,946
71,135	Oil India Ltd	681,191
600,193	Oriental Bank of Commerce	2,946,980
732,384	Power Finance Corp	3,643,411
284,118	Punjab National Bank Ltd (a)	4,907,939
85,241	Reliance Capital Ltd	716,759
1,451,301	Reliance Communications Ltd *	2,397,738
24,414	Reliance Industries Ltd	388,715
152,395	Reliance Infrastructure Ltd	1,489,696
312,184	Rural Electrification Corp Ltd	1,685,708
848,068	Sesa Sterlite Ltd	3,144,363
1,975,970	State Bank of India	10,229,871
627,257	Syndicate Bank	1,312,852
245,273	Tata Global Beverages Ltd	636,059
1,074,295	Tata Motors Ltd	9,146,962
19,452	Tata Motors Ltd – Class A	105,819
946,544	Tata Power Co Ltd	1,411,677
303,845	Tata Steel Ltd	2,310,726
109,082	Tech Mahindra Ltd	4,619,702
15,381	UCO Bank	21,920

Shares	Description	Value ($)
	India — continued
2,377	United Phosphorus Ltd	13,163
65,523	Wipro Ltd	617,621
21,281	Yes Bank Ltd	242,637

	Total India	131,380,931

	Indonesia — 0.2%
3,366,900	Adaro Energy Tbk PT	297,458
13,879,900	Astra International Tbk PT	8,094,048
1,196,700	Bank Tabungan Negara Persero Tbk PT	110,846
1,279,200	Gajah Tunggal Tbk PT	136,832
3,968,000	Global Mediacom Tbk PT	522,041
5,836,800	Harum Energy Tbk PT	803,413
662,700	Indo Tambangraya Megah Tbk PT	1,031,824
537,600	Indosat Tbk PT *	153,772
851,500	Media Nusantara Citra Tbk PT	167,874
34,613,600	MNC Investama Tbk PT *	865,343
3,440,200	Perusahaan Gas Negara Persero Tbk PT	1,677,835
2,304,700	Ramayana Lestari Sentosa Tbk PT	157,594
430,800	Tambang Batubara Bukit Asam Persero Tbk PT	463,468
34,943,400	Telekomunikasi Indonesia Persero Tbk PT	8,101,004
35,900	Telekomunikasi Indonesia Persero Tbk PT Sponsored ADR	1,654,990
1,125,300	XL Axiata Tbk PT	470,431

	Total Indonesia	24,708,773

	Ireland — 0.1%
443,727	CRH Plc	10,458,587
8,574	Smurfit Kappa Group Plc	198,722

	Total Ireland	10,657,309

	Israel — 0.2%
75,318	Bank Hapoalim BM	375,995
304,851	Bank Leumi Le-Israel *	1,076,343
346,700	Check Point Software Technologies Ltd *	26,803,377
399,096	Israel Discount Bank Ltd – Class A *	651,592
147,960	Partner Communications Co Ltd *	904,108

	Total Israel	29,811,415

	Italy — 1.2%
5,164,131	A2A SPA	5,390,419
13,111,045	Enel SPA	63,290,098
2,028,931	ENI SPA	40,420,908
6,557	Exor SPA	292,168
1,094,851	Fiat Chrysler Automobiles NV *	13,677,978
677,922	Finmeccanica SPA *	6,573,333
1,494,225	Mediaset SPA *	6,071,561
38,596	Mediolanum SPA	267,940
19,276	Recordati SPA	337,013
28,326,131	Telecom Italia SPA *	31,926,600
11,757,269	Telecom Italia SPA-Di RISP	10,422,950

	Total Italy	178,670,968

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	Japan — 4.0%
542,100	Aeon Co Ltd	5,407,902
76,400	Aisin Seiki Co Ltd	2,732,864
54,200	Alfresa Holdings Corp	623,978
682,000	Asahi Glass Co Ltd	3,295,465
414,000	Asahi Kasei Corp	3,600,905
15,600	Asatsu-DK Inc	402,346
72,258	Calsonic Kansei Corp	396,761
698,022	Canon Inc	22,297,707
47,400	Central Japan Railway Co	6,887,315
71,200	Chubu Electric Power Co Inc *	832,172
1,692,935	Cosmo Oil Co Ltd	2,321,064
73,900	Daihatsu Motor Co Ltd	1,012,399
143,000	Daikyo Inc	247,050
69,100	Daito Trust Construction Co Ltd	7,825,672
131,000	Denki Kagaku Kogyo K K	447,543
336	Electric Power Development Co Ltd	11,626
568	FujiFilm Holdings Corp	18,786
13,401	Fuji Oil Co Ltd	190,233
101,000	Gunze Ltd	262,990
46,324	Hakuhodo DY Holdings Inc	450,521
129,471	Hanwa Co Ltd	457,128
48,207	Haseko Corp	400,854
36,400	Hitachi Chemical Co Ltd	674,308
864,327	Honda Motor Co Ltd	26,145,429
72,300	Idemitsu Kosan Co Ltd	1,234,583
661,192	Inpex Corp	7,005,765
211,300	IT Holdings Corp	3,275,045
1,869,500	Itochu Corp	21,500,714
1,551,489	Japan Tobacco, Inc.	49,752,828
52,600	JFE Holdings Inc	1,120,976
153,200	JX Holdings Inc	570,262
191,742	K’s Holdings Corp	4,656,116
3,307,000	Kawasaki Kisen Kaisha Ltd	8,677,470
739,000	Kobe Steel Ltd	1,176,997
18,286	Kohnan Shoji Co Ltd	197,958
63,000	Kuraray Co Ltd	768,006
741,180	Kyocera Corp	36,241,708
43,300	Leopalace21 Corp *	244,883
2,035,500	Marubeni Corp	12,832,486
254,704	Medipal Holdings Corp	2,836,052
1,727,200	Mitsubishi Chemical Holdings Corp	8,908,337
1,464,069	Mitsubishi Corp	27,678,739
43,900	Mitsubishi UFJ Lease & Finance Co Ltd	207,155
103,429	Mitsui Chemicals Inc	289,722
560,667	Mitsui Engineering & Shipbuilding Co Ltd	1,071,514
1,714,474	Mitsui & Co Ltd	23,653,989
93,012	Mitsui Mining & Smelting Co Ltd	238,975
250,134	Mitsui OSK Lines Ltd	793,213
62,736	Net One Systems Co Ltd	360,564
20,000	Nichirei Corp	86,836
228,000	Nippon Electric Glass Co Ltd	1,043,391
432,200	Nippon Light Metal Co Ltd	651,403
565,643	Nippon Telegraph & Telephone Corp	30,258,701

Shares	Description	Value ($)
	Japan — continued
321,000	Nippon Yusen Kabushiki Kaisha	906,515
161,241	Nipro Corp	1,379,463
8,921,028	Nissan Motor Co Ltd	83,264,339
76,658	Nisshinbo Holdings Inc	777,096
143,706	North Pacific Bank Ltd	571,520
1,302,929	NTT Docomo, Inc.	20,340,307
19,400	Okinawa Electric Power Co	610,591
144	ORIX JREIT Inc (REIT)	199,733
586,000	Osaka Gas Co Ltd	2,239,549
14,405	Resona Holdings Inc	77,851
379,000	Ricoh Co Ltd	4,111,128
47,200	Round One Corp	271,141
135,700	Sekisui House Ltd	1,816,783
28,300	Shimamura Co Ltd	2,367,922
12,919	Showa Denko KK	17,865
55,391	Showa Shell Sekiyu KK	462,139
4,821,200	Sojitz Corp	6,911,188
1,416,300	Sumitomo Corp	15,114,761
200,000	Sumitomo Heavy Industries Ltd	1,100,852
433,000	Sumitomo Metal Mining Co Ltd	6,630,525
98,300	Sumitomo Rubber Industries	1,498,539
54,452	Suzuken Co Ltd	1,395,036
310,526	Takeda Pharmaceutical Co., Ltd.	13,015,555
69,178	Tokyo Electric Power Co Inc (The) *	252,707
1,334,264	Tokyo Electron Ltd (b)	93,022,702
44,500	TonenGeneral Sekiyu KK	372,694
88,178	Tosoh Corp	405,818
355,900	Toyota Tsusho Corp	8,426,494
523,000	Ube Industries Ltd	748,571
505,700	UNY Co Ltd	2,549,287
53,600	West Japan Railway Co	2,557,970
2,184,267	Yamada Denki Co Ltd	7,190,142

	Total Japan	614,884,189

	Malaysia — 0.0%
121,113	Hong Leong Bank Berhad	511,791

	Mexico — 0.1%
683,900	America Movil SAB de CV ADR	16,215,269

	Netherlands — 0.3%
80,224	Aegon NV	629,883
44,561	Corbion NV	784,300
4,275	ING Groep NV *	62,541
1,117,533	Koninklijke Ahold NV	19,739,586
4,990,246	Koninklijke KPN NV	16,605,036
85,275	SNS REAAL NV * (c)	—
17,200	VimpelCom Ltd Sponsored ADR	90,300
85,476	Wolters Kluwer NV	2,505,776

	Total Netherlands	40,417,422

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	New Zealand — 0.0%
361,310	Chorus Ltd *	585,113
106,676	Fletcher Building Ltd	684,378
229,259	Spark New Zealand Ltd	549,471

	Total New Zealand	1,818,962

	Norway — 0.3%
3,736	DNB ASA	61,851
10,773	Golden Ocean Group Ltd	8,908
207,455	Orkla ASA	1,538,459
1,048,842	Statoil ASA	19,800,704
604,043	Telenor ASA	12,720,878
2,580	TGS Nopec Geophysical Co ASA	57,246
359,492	Yara International ASA	15,210,147

	Total Norway	49,398,193

	Peru — 0.0%
25,255	Companhia de Minas Buenaventura SA ADR	233,609
24,500	Southern Copper Corp.	733,775

	Total Peru	967,384

	Philippines — 0.0%
16,140	GT Capital Holdings Inc	387,916
429,500	Puregold Price Club Inc	364,934

	Total Philippines	752,850

	Poland — 0.3%
17,130	Asseco Poland SA	274,226
255,069	Boryszew SA *	482,208
58,486	Energa SA	409,433
110,915	Jastrzebska Spolka Weglowa SA *	689,978
749,539	KGHM Polska Miedz SA	27,326,724
1,223,024	PGE SA	7,034,021
78,352	Polski Koncern Naftowy Orlen SA	1,052,460
635,099	Synthos SA	785,843
136,516	Tauron Polska Energia SA	210,381

	Total Poland	38,265,274

	Portugal — 0.1%
2,650,815	EDP-Energias de Portugal SA	10,881,467

	Qatar — 0.0%
549	Industries Qatar QSC	28,721

	Russia — 2.3%
306,866	Aeroflot-Russian Airlines *	253,174
78,600	Bashneft OAO – Class S *	1,960,212
31,800	CTC Media, Inc.	189,528
82,582	Gazprom Neft JSC Sponsored ADR	1,340,047
7,058,045	Gazprom OAO Sponsored ADR	41,248,909
5,489,232	Lukoil OAO Sponsored ADR	255,512,282

Shares	Description	Value ($)
	Russia — continued
7,405	MegaFon OAO GDR	152,757
13,700	Mobile Telesystems Sponsored ADR	167,414
1,467	NovaTek OAO GDR	138,469
2,810,414	Rosneft OJSC GDR (Registered)	13,309,252
2,129,377	Sberbank Sponsored ADR	13,062,314
1,805	Sistema JSFC Sponsored GDR (Registered)	10,364
2,158,904	Surgutneftegas Sponsored ADR	12,686,154
172,045	Tatneft Sponsored ADR	5,263,121

	Total Russia	345,293,997

	Singapore — 0.0%
1,505,085	Ezra Holdings Ltd	767,324
3,557,662	Golden Agri-Resources Ltd	1,255,178
258,157	Noble Group Ltd	242,521
123,000	Singapore Technologies Engineering Ltd	317,962
896,000	Swiber Holdings Ltd	216,692
1,189,795	Yangzijiang Shipbuilding Holdings Ltd	1,119,026

	Total Singapore	3,918,703

	South Africa — 0.2%
2,691,606	African Bank Investments Ltd (c)	243
304,650	Capital Property Fund (REIT) *	355,708
185,739	Kumba Iron Ore Ltd	4,318,179
636,228	MTN Group Ltd	12,521,322
7,341	Naspers Ltd-N Shares	949,617
33,010	Sasol Ltd	1,374,219
1,647	Sasol Ltd Sponsored ADR	69,256
285,154	Vodacom Group Ltd	3,414,968
102,987	Wilson Bayly Holmes-Ovcon Ltd	1,119,678

	Total South Africa	24,123,190

	South Korea — 2.5%
170,261	BS Financial Group Inc	2,412,536
7,278	Capro Corp *	20,703
19,590	CJ E & M Corp *	647,704
6,427	Daelim Industrial Co Ltd	390,300
68,812	Daou Technology Inc	729,646
42,819	DGB Financial Group Inc	450,069
57,069	Dongbu Insurance Co Ltd	2,861,586
47,897	GS Holdings	1,793,285
255,860	Hana Financial Group Inc	7,776,158
2,258	Hankook Tire Co Ltd	111,590
73,817	Hankook Tire WorldwideCo Ltd	1,416,958
11,612	Hanwha Corp	310,978
79,985	Hyundai Marine & Fire Insurance Co Ltd	1,921,032
54,118	Hyundai Mobis	12,021,516
60,073	Hyundai Motor Co	9,651,071
162,492	Iljin Holdings Co Ltd	886,003
315,471	Industrial Bank of Korea	4,271,105
48,160	Jahwa Electronics Co Ltd	523,505
163,778	KB Financial Group Inc	5,739,618

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	South Korea — continued
21,219	Kginicis Co Ltd	269,480
353,692	Kia Motors Corp	17,693,062
7,371	Kolon Industries Inc	311,029
8,607	Korea Zinc Co Ltd	3,312,888
323,070	KT Corp	9,522,318
22,500	KT Corp Sponsored ADR	332,100
10,321	Kwangju Bank *	91,662
10,499	Kyongnam Bank *	120,539
59,930	LF Corp	1,728,257
22,850	LG International Corp	588,000
63,336	LIG Insurance Co Ltd	1,492,227
2,136	Lotte Shopping Co Ltd	577,683
94,776	Meritz Fire & Marine Insurance Co Ltd	1,038,819
16,474	Neowiz Games Corp *	319,220
41,302	Partron Co Ltd	392,301
32,719	S-Oil Corp	1,240,976
14,080	Samsung Card Co	607,459
202,815	Samsung Electronics Co Ltd	234,976,685
2,615	Samsung Electronics Co Ltd GDR (Registered)	1,502,810
58,686	Samsung Engineering Co Ltd *	2,587,401
44,736	Samsung Heavy Industries Co Ltd	868,868
13,717	Samsung SDI Co Ltd	1,653,495
4,726	Seah Besteel Corp	141,475
23,234	SFA Engineering Corp	1,041,323
177,818	Shinhan Financial Group Co Ltd	7,951,694
29,960	Silicon Works Co Ltd	612,580
3,142	SK Gas Co Ltd	307,625
4,279	SK Holdings Co Ltd	656,573
114,532	SK Innovation Co Ltd	8,832,613
57,798	SK Telecom Co Ltd	14,719,712
43,900	SK Telecom Co Ltd ADR	1,243,687
84,359	Sungwoo Hitech Co Ltd	1,082,700
540,079	Woori Bank *	5,215,800

	Total South Korea	376,968,424

	Spain — 1.5%
29,426	Acciona SA *	2,177,516
139,909	ACS Actividades de Construccion y Servicios SA	4,944,757
492,129	Banco Santander SA Sponsored ADR	4,379,948
169,450	Enagas	5,669,121
132,425	Endesa SA	2,559,643
537,020	Gas Natural SDG SA	15,222,837
7,433,237	Iberdrola SA	55,004,659
393,570	Indra Sistemas SA	4,053,793
28,761	Red Electrica Corp SA	2,634,744
681,463	Repsol YPF SA	15,309,018
6,982,643	Telefonica SA	112,009,591

	Total Spain	223,965,627

	Sri Lanka — 0.0%
1,065,600	Anilana Hotels & Properties Ltd *	65,098

Shares	Description	Value ($)
	Sweden — 0.4%
1,260,601	Ericsson LM – Class B	15,842,788
3,089	Investor AB	115,931
270,274	Sandvik AB	2,830,450
211,872	Skanska AB – Class B	4,558,497
145,837	SKF AB – B Shares	3,002,588
269,598	Tele2 AB – B Shares	3,490,928
3,935,780	TeliaSonera AB	28,086,507

	Total Sweden	57,927,689

	Switzerland — 0.3%
474,200	ABB Ltd (Registered)	10,648,355
169,921	Holcim Ltd (Registered)	12,551,434
163,316	Nestle SA (Registered)	12,257,384
164	Swiss Life Holding AG (Registered) *	37,563
8,313	Swisscom AG (Registered)	5,048,046
28,483	Zurich Insurance Group AG	8,931,139

	Total Switzerland	49,473,921

	Taiwan — 1.1%
1,365,000	Acer Inc *	864,440
153,594	Advantech Co Ltd	1,050,899
280,000	ALI Corp	206,883
213,000	Asia Plastic Recycling Holding Ltd	243,074
1,886,000	Asustek Computer Inc	20,543,464
819,000	Career Technology MFG Co Ltd	911,660
96,000	Catcher Technology Co Ltd	810,974
1,456,000	China Man-Made Fiber Corp *	452,664
2,525,000	China Petrochemical Development Corp *	724,491
1,599,000	Chipbond Technology Corp	2,969,666
713,278	Chong Hong Construction Co Ltd	1,535,263
2,217,470	Chunghwa Telecom Co Ltd	6,674,944
500	Chunghwa Telecom Co Ltd ADR	15,045
10,112,000	Compal Electronics Inc	6,457,930
1,364,000	Coretronic Corp	1,916,816
176,000	Delta Electronics Inc	1,062,280
211,000	Dynapack International Technology Corp	497,614
4,792,371	E.Sun Financial Holding Co Ltd	3,033,022
431,000	Elan Microelectronics Corp	610,091
164,812	Elitegroup Computer Systems Co Ltd	137,758
773,000	Far EasTone Telecommunications Co Ltd	1,672,457
110,000	Faraday Technology Corp	108,345
362,151	Flexium Interconnect Inc	750,921
1,685,750	Foxconn Technology Co Ltd	4,706,503
57,000	Fubon Financial Holding Co Ltd	93,169
1,360,500	Highwealth Construction Corp	2,580,012
9,013,120	Hon Hai Precision Industry Co Ltd	28,249,028
1,603,000	HTC Corp *	7,080,305
211,000	Huaku Development Co Ltd	368,209
44,540	ILI Technology Corp	102,915
175,000	Kinsus Interconnect Technology Corp	641,519
2,556,628	Lite-On Technology Corp	3,093,230
265,222	Makalot Industrial Co Ltd	1,341,919

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	Taiwan — continued
45,022	MediaTek Inc	675,409
485,000	Novatek Microelectronics Corp Ltd	2,736,810
2,556,000	Pegatron Corp	5,925,977
368,000	Phison Electronics Corp	2,460,396
808,000	Pou Chen Corp	976,291
2,084,808	Powertech Technology Inc	3,482,709
3,075,000	Quanta Computer Inc	7,645,635
1,751,020	Radiant Opto-Electronics Corp	5,731,585
756,330	Realtek Semiconductor Corp	2,516,216
7,332	Silicon Motion Technology Corp ADR	171,275
599,000	Simplo Technology Co Ltd	3,068,802
51,000	Soft-World International Corp	144,048
1,240,000	Synnex Technology International Corp	1,801,290
2,085,175	Taishin Financial Holding Co Ltd	965,704
106,000	Taiwan Cement Corp	155,522
577,000	Taiwan Mobile Co Ltd	1,834,154
655,044	Taiwan PCB Techvest Co Ltd	977,588
401,100	Taiwan Semiconductor Manufacturing Co Ltd Sponsored ADR	9,413,817
116,085	TPK Holding Co Ltd	744,955
1,328,000	Tripod Technology Corp	2,627,195
2,159,000	Unimicron Technology Corp	1,586,485
6,055,909	Wistron Corp	5,523,212
184,260	Wistron NeWeb Corp	357,683
1,348,000	WPG Holdings Co Ltd	1,565,368
488,000	Yungtay Engineering Co Ltd	1,120,120

	Total Taiwan	165,715,756

	Thailand — 0.3%
1,392,700	Bangchak Petroleum Pcl (Foreign Registered)	1,504,993
8,431,200	Bangkok Dusit Medical Services Pcl (Foreign Registered)	4,748,375
8,323,700	Banpu Pcl (Foreign Registered)	6,907,564
154,050	Electricity Generating Pcl (Foreign Registered)	800,183
139,900	Glow Energy Pcl (Foreign Registered)	416,398
304,400	PTT Exploration & Production Pcl (Foreign Registered)	1,255,946
1,504,600	PTT Pcl (Foreign Registered)	17,536,329
1,109,600	Ratchaburi Electricity Generating Holding Pcl (Foreign Registered)	2,087,064
2,862,500	Thai Oil Pcl (Foreign Registered)	3,769,167
1,353,200	Thanachart Capital Pcl (Foreign Registered)	1,380,278
1,635,500	TTW Pcl (Foreign Registered)	592,793

	Total Thailand	40,999,090

	Turkey — 0.6%
2,164,750	Akbank TAS	8,770,078
4,414,686	Asya Katilim Bankasi AS *	1,412,159
60,459	Dogus Gayrimenkul Yatirim Ortakligi AS (REIT) *	110,762
70,795	Dogus Otomotiv Servis ve Ticaret AS	373,911

Shares	Description	Value ($)
	Turkey — continued
1,767,396	EIS Eczacibasi Ilac ve Sinai ve Finansal Yatirimlar Sanayi ve Ticaret AS	1,865,803
467,872	Emlak Konut Gayrimenkul Yatirim (REIT)	594,602
257,551	Eregli Demir ve Celik Fabrikalari TAS	522,986
1,016,221	Gubre Fabrikalari TAS	2,370,586
497,408	Haci Omer Sabanci Holding AS	2,379,171
1,862,046	Ipek Dogal Enerji Kaynaklari Ve Uretim AS *	1,357,977
218,341	KOC Holding AS	1,229,463
419,431	Koza Altin Isletmeleri AS	2,439,235
1,793,813	Koza Anadolu Metal Madencilik Isletmeleri AS *	1,400,825
225,350	Park Elektrik Madencilik Tekstil Sanayi ve Ticaret AS	418,499
1,353,386	Tekfen Holding AS *	3,679,652
33,009	Tupras-Turkiye Petrol Rafineriler AS	744,457
1,523,074	Turk Telekomunikasyon AS	4,872,852
1,462,269	Turkcell Iletisim Hizmetleri AS *	9,275,296
11,300	Turkcell Iletisim Hizmetleri AS ADR *	179,331
483,644	Turkiye Garanti Bankasi AS	2,127,705
1,432,135	Turkiye Halk Bankasi AS	10,185,538
7,420,213	Turkiye IS Bankasi – Class C	20,593,294
398,876	Turkiye Sise ve Cam Fabrikalari AS	633,465
3,795,840	Turkiye Vakiflar Bankasi TAO – Class D	8,711,287
3,861,013	Yapi ve Kredi Bankasi AS	9,255,665

	Total Turkey	95,504,599

	United Arab Emirates — 0.0%
3,143,953	Dana Gas PJSC *	522,296
4,013,550	Eshraq Properties Co PJSC *	1,133,922

	Total United Arab Emirates	1,656,218

	United Kingdom — 2.8%
51,752	Amlin Plc	359,789
1,250,955	AstraZeneca Plc	92,943,961
96,575	Aviva Plc	769,073
1,528,894	BAE Systems Plc	11,472,348
393,876	Balfour Beatty Plc	1,126,322
10,488,409	BP Plc	68,760,900
11,255	Bunzl Plc	313,924
131,400	Cape Plc	518,763
43,737	Catlin Group Ltd	376,882
2,542,354	Centrica Plc	11,308,216
209,587	Cobham Plc	987,158
1,077,697	CSR Plc	13,941,578
169,522	Debenhams Plc	190,789
48,393	Drax Group Plc	460,833
426,096	FirstGroup Plc *	751,168
479,122	GlaxoSmithKline Plc	11,129,506
8,963	Glencore Plc	44,824
1,175,078	Home Retail Group Plc	3,676,395
131,269	Inchcape Plc	1,472,731
84,396	Intermediate Capital Group Plc	605,661

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	United Kingdom — continued
21,032	JD Wetherspoon Plc	269,179
977,712	J Sainsbury Plc	3,563,424
866,428	Kingfisher Plc	4,232,560
716,351	Ladbrokes Plc	1,244,317
4,618,236	Man Group Plc	10,320,344
558,510	Marks & Spencer Group Plc	4,255,604
210,537	Meggitt Plc	1,654,040
19,714	Micro Focus International Plc	351,801
37,846	National Express Group Plc	156,668
456	Next Plc	48,272
222,855	Pearson Plc	4,282,801
95,890	Persimmon Plc *	2,292,560
208,005	Rexam Plc	1,469,922
1,810,707	Royal Dutch Shell Plc A Shares (London)	60,328,392
1,166,489	Royal Dutch Shell Plc B Shares (London)	40,511,441
19,981	RSA Insurance Group Plc *	146,091
237,783	Scottish & Southern Energy Plc	6,093,100
138,697	Smiths Group Plc	2,505,558
88,956	Spirit Pub Co Plc	146,266
12,782	Standard Life Assurance Plc	84,639
6,726,952	Tesco Plc	19,623,813
201,543	Thomas Cook Group Plc *	383,099
42,214	TUI Travel Plc	293,344
7,677,065	Vodafone Group Plc	28,136,447
2,907,072	WM Morrison Supermarkets Plc	8,101,756

	Total United Kingdom	421,706,259

	United States — 31.4%
386,706	3M Co.	61,907,764
785,000	Abbott Laboratories	34,940,350
374,517	Accenture Plc – Class A	32,332,053
366,959	Allergan, Inc.	78,488,861
1,920,044	Amazon.com, Inc. *	650,203,700
71,200	Ametek, Inc.	3,628,352
435	Amgen, Inc.	71,910
98,300	Amphenol Corp. – Class A	5,271,829
148,745	Analog Devices, Inc.	8,127,427
303,442	Apple, Inc.	36,088,357
771,354	Auxilium Pharmaceuticals, Inc. *	26,657,994
975,791	Baker Hughes, Inc.	55,620,087
208,904	Baxter International, Inc.	15,249,992
117,508	Becton, Dickinson and Co.	16,489,898
354,600	Bed Bath & Beyond, Inc. *	26,017,002
44,800	Biogen Idec, Inc. *	13,784,512
177,800	CA, Inc.	5,538,470
53,100	Cerner Corp. *	3,419,640
85,100	CH Robinson Worldwide, Inc.	6,275,274
379,600	Chevron Corp.	41,327,052
76,500	Church & Dwight Co., Inc.	5,868,315
2,698,589	Cisco Systems, Inc.	74,589,000
124,800	Citrix Systems, Inc. *	8,275,488

Shares	Description	Value ($)
	United States — continued
184,000	Coach, Inc.	6,830,080
2,214,903	Coca-Cola Co. (The)	99,294,101
361,468	Cognizant Technology Solutions Corp. –Class A *	19,515,657
531,419	Colgate-Palmolive Co.	36,981,448
1,526,056	Compuware Corp. (b)	15,748,898
180,400	Costco Wholesale Corp.	25,638,448
4,138,568	Covidien Plc (b)	417,995,368
242,402	Covisint Corp. *	557,525
41,000	CR Bard, Inc.	6,861,350
352,402	Danaher Corp.	29,446,711
1,936,050	DIRECTV * (b)	169,810,945
21,208	Donaldson Co., Inc.	827,112
70,200	Dover Corp.	5,404,698
136,135	Dresser-Rand Group, Inc. *	11,041,910
335,100	eBay, Inc. *	18,390,288
23,600	Edwards Lifesciences Corp. *	3,060,448
595	Eli Lilly & Co.	40,531
1,395,800	EMC Corp.	42,362,530
472,157	Emerson Electric Co.	30,100,009
200	Equifax, Inc.	15,910
47,900	Estee Lauder Cos., Inc. (The) – Class A	3,551,306
73,200	Expeditors International of Washington, Inc.	3,427,224
4,165,117	Express Scripts Holding Co. *	346,329,479
200	Exxon Mobil Corp.	18,108
43,200	F5 Networks, Inc. *	5,581,008
79,400	Genuine Parts Co.	8,160,732
147,416	Google, Inc. – Class A *	80,943,177
2,800	Google, Inc. – Class C *	1,517,124
37,600	Henry Schein, Inc. *	5,158,720
900	Herbalife Ltd.	38,925
27,900	Hershey Co. (The)	2,797,812
1,100	Hewlett-Packard Co.	42,966
43,400	Hormel Foods Corp.	2,303,672
16,400	Hubbell, Inc. – Class B	1,751,520
8,004,401	Hudson City Bancorp, Inc. (b)	78,363,086
104,363	Humana, Inc.	14,398,963
237,136	Illinois Tool Works, Inc.	22,511,320
217,999	International Business Machines Corp.	35,352,898
4,431,000	International Game Technology (b)	75,459,930
132,374	Intuit, Inc.	12,425,947
12,246	Intuitive Surgical, Inc. *	6,340,611
686,800	Johnson & Johnson	74,346,100
1,034,732	JPMorgan Chase & Co.	62,249,477
106,400	Linear Technology Corp.	4,897,592
1,246,041	Lorillard, Inc. (b)	78,675,029
46,491	Magnachip Semiconductor Corp. *	566,260
152,100	Mastercard, Inc. – Class A	13,276,809
212,600	Mattel, Inc.	6,707,530
36,200	McCormick & Co., Inc. (Non Voting)	2,690,746
430,634	McDonald’s Corp.	41,689,678

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	United States — continued
2,218,200	Microsoft Corp.	106,052,142
290,904	Monsanto Co.	34,882,299
361,452	Nike, Inc. – Class B	35,888,569
6,628,971	Oracle Corp.	281,134,660
145,200	Paychex, Inc.	6,883,932
866	PepsiCo, Inc.	86,687
4,565,327	Philip Morris International, Inc.	396,863,876
23,200	Polaris Industries, Inc.	3,635,672
75,696	Precision Castparts Corp.	18,008,078
844,595	Procter & Gamble Co. (The)	76,376,726
882,678	Qualcomm, Inc.	64,347,226
42,499	Ralph Lauren Corp.	7,858,065
104,600	Reynolds American, Inc.	6,894,186
63,964	Rockwell Automation, Inc.	7,382,085
400	Roper Industries, Inc.	63,128
45,100	Ross Stores, Inc.	4,125,748
1,877,200	Safeway, Inc. (b)	65,401,648
619,100	Sigma-Aldrich Corp.	84,569,060
162,157	St Jude Medical, Inc.	11,020,190
180,007	Stryker Corp.	16,724,450
250,500	Sysco Corp.	10,085,130
687,785	Teradata Corp. *	31,046,615
900,838	Time Warner Cable, Inc. (b)	134,477,097
111,400	TJX Cos, Inc. (The)	7,370,224
67,700	Total System Services, Inc.	2,233,423
647,994	TRW Automotive Holdings Corp. * (b)	67,002,580
200	Tupperware Brands Corp.	13,450
565,181	UnitedHealth Group, Inc.	55,743,802
40,500	Varian Medical Systems, Inc. *	3,584,655
185,159	VF Corp.	13,918,402
550,487	Wal-Mart Stores, Inc.	48,189,632
24,300	Waters Corp. *	2,816,370
1,900	Wells Fargo & Co.	103,512
31,500	WW Grainger, Inc.	7,738,920
191,400	Xilinx, Inc.	8,697,216
77,100	Zimmer Holdings, Inc.	8,657,559

	Total United States	4,771,548,057

	TOTAL COMMON STOCKS (COST $8,788,891,755)	9,069,843,689

	PREFERRED STOCKS — 1.8%

	Brazil — 0.6%
688,800	AES Tiete SA	5,145,489
72,590	Banco Bradesco SA	1,119,621
44,010	Banco Bradesco SA ADR	681,275
571,500	Banco do Estado do Rio Grande do Sul SA – Class B	3,335,616
44,950	Bradespar SA	264,283
182,481	Companhia de Transmissao de Energia Eletrica Paulista	2,774,016
1,783,827	Companhia Energetica de Minas Gerais	9,792,496

Shares	Description	Value ($)
	Brazil — continued
1,367,239	Companhia Energetica de Minas Gerais Sponsored ADR	7,547,159
300,700	Companhia Energetica de Sao Paulo – Class B	3,032,968
229,700	Companhia Paranaense de Energia – Class B	3,161,358
163,400	Companhia Paranaense de Energia Sponsored ADR	2,267,992
720,900	Eletropaulo Metropolitana SA	2,605,510
980,300	Gerdau SA	4,166,041
130,400	Gerdau SA Sponsored ADR	543,768
28,200	Gol Linhas Aereas Inteligentes SA ADR	162,150
361,516	Itau Unibanco Holding SA	5,440,676
50,866	Itau Unibanco Holding SA ADR	766,042
3,661,408	Itausa-Investimentos Itau SA	14,960,546
421,300	Metalurgica Gerdau SA	2,133,726
4,244,700	Oi SA	2,283,832
1,417,200	Oi SA ADR *	737,086
322,300	Telefonica Brasil SA	6,598,426
662,100	Telefonica Brasil SA ADR	13,612,776
188,500	Tim Participacoes SA ADR	4,589,975
63,400	Vale SA	494,376

	Total Brazil	98,217,203

	Germany — 0.6%
282,458	Porsche Automobil Holding SE	24,611,082
280,926	Volkswagen AG	64,752,420

	Total Germany	89,363,502

	Russia — 0.3%
76,552	Sberbank	79,292
58,838,777	Surgutneftegaz OJSC	40,000,543
1,871	Transneft	4,420,753

	Total Russia	44,500,588

	South Korea — 0.3%
20,586	Hyundai Motor Co	2,457,573
19,931	Hyundai Motor Co	2,304,160
37,287	Samsung Electronics Co Ltd	35,395,482
163	Samsung Electronics Co Ltd GDR (Registered)	76,136

	Total South Korea	40,233,351

	TOTAL PREFERRED STOCKS (COST $288,164,770)	272,314,644

	RIGHTS/WARRANTS — 0.0%

	South Korea — 0.0%
8,944	DGB Financial Group Inc Rights, Expires 01/13/15 *	12,512

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares	Description	Value ($)
	Spain — 0.0%
6,982,640	Telefonica SA Rights, Expires 12/03/14 *	3,197,366

	TOTAL RIGHTS/WARRANTS (COST $2,941,039)	3,209,878

	INVESTMENT FUNDS — 0.0%

	Thailand — 0.0%
139,224	BTS Rail Mass Transit Growth Infrastructure Fund	42,821
92,500	TRUE Telecommunication Growth Infrastructure Fund	30,422

	Total Thailand	73,243

	TOTAL INVESTMENT FUNDS (COST $85,292)	73,243

	DEBT OBLIGATIONS — 9.7%

	Canada — 0.2%
	Bank Loans — 0.2%
28,200,000	Burger King Corp., 2014 Term Loan B, 4.50%, due 12/31/14	28,270,500

	United States — 9.5%
	Asset-Backed Securities — 0.0%
1,599,399	American Capital Strategies Ltd. Commercial Real Estate CDO Trust, Series 07-1A, Class A, 144A, 3 mo. LIBOR + .80%, 1.03%, due 11/23/52	1,600
2,500,000	Toll Road Investment Part II, Series C, 144A, NPG, Zero Coupon, due 02/15/37	547,500

	Total Asset-Backed Securities	549,100

	Bank Loans — 0.1%
21,900,000	Level 3 Financing, Inc., Incremental Term Loan B5, 4.50%, due 01/28/15	21,983,220

	U.S. Government — 9.4%
1,406,482,582	U.S. Treasury Inflation Indexed Bond, 1.88%, due 07/15/15 (d)	1,425,602,306

	Total United States	1,448,134,626

	TOTAL DEBT OBLIGATIONS (COST $1,486,116,967)	1,476,405,126

Principal Amount		Description	Value ($)
		OPTIONS PURCHASED — 0.9%

		Currency Options — 0.9%
USD	82,000,000	USD Call/JPY Put, Expires 02/19/15, Strike 106.13, (OTC) (CP-MSCI)	8,649,278
USD	82,000,000	USD Put/JPY Call, Expires 02/19/15, Strike 98.95, (OTC) (CP-MSCI)	82
USD	206,200,000	USD Put/JPY Call, Expires 01/16/15, Strike 105.90, (OTC) (CP-DB)	2,062
USD	206,200,000	USD Call/JPY Put, Expires 01/16/15, Strike 105.90, (OTC) (CP-DB)	22,138,869
USD	294,800,000	USD Put/JPY Call, Expires 02/19/15, Strike 113.34, (OTC) (CP-GS)	1,373,473
USD	294,800,000	USD Call/JPY Put, Expires 02/19/15, Strike 113.34, (OTC) (CP-DB)	14,438,714
EUR	193,070,529	EUR Put/USD Call, Expires 02/03/15, Strike 1.22, (OTC) (CP-DB)	1,496,200
EUR	234,600,000	EUR Put/USD Call, Expires 02/06/15, Strike 1.25, (OTC) (CP-DB)	4,994,334
EUR	188,645,867	EUR Put/USD Call, Expires 11/03/17, Strike 1.24, (OTC) (CP-GS)	10,310,367
EUR	234,600,000	EUR Call/USD Put, Expires 02/06/15, Strike 1.25, (OTC) (CP-DB)	3,424,428
EUR	359,400,000	EUR Put/USD Call, Expires 11/12/15, Strike 1.25, (OTC) (CP-JPM)	14,589,047
EUR	359,400,000	EUR Call/USD Put, Expires 11/12/15, Strike 1.25, (OTC) (CP-JPM)	13,961,623
GBP	190,900,000	USD Call/GBP Put, Expires 11/16/15, Strike 1.56, (OTC) (CP-GS)	9,228,727
USD	298,200,000	USD Call/JPY Put, Expires 02/16/15, Strike 117.00, (OTC) (CP-GS)	7,766,321
USD	298,200,000	USD Put/JPY Call, Expires 02/16/15, Strike 117.00, (OTC) (CP-GS)	3,735,253
EUR	126,300,000	EUR Put/USD Call, Expires 11/25/15, Strike 1.25, (OTC) (CP-BCLY)	5,206,704
EUR	126,300,000	EUR Call/USD Put, Expires 11/25/15, Strike 1.25, (OTC) (CP-BCLY)	5,018,903
EUR	105,400,000	EUR Put/USD Call, Expires 02/24/15, Strike 1.25, (OTC) (CP-BCLY)	2,402,653
EUR	105,400,000	EUR Call/USD Put, Expires 02/24/15, Strike 1.25, (OTC) (CP-BCLY)	1,799,629
EUR	63,140,000	EUR Put/USD Call, Expires 11/28/17, Strike 1.24, (OTC) (CP-DB)	3,463,306
EUR	64,900,000	EUR Put/USD Call, Expires 02/25/15, Strike 1.21, (OTC) (CP-GS)	591,611

		Total Currency Options	134,591,584

		TOTAL OPTIONS PURCHASED (COST $113,789,556)	134,591,584

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

(showing percentage of total net assets)

November 30, 2014 (Unaudited)

Shares / Par Value ($)	Description	Value ($)
	SHORT-TERM INVESTMENTS — 27.1%

	Money Market Funds — 0.1%
3,983,204	State Street Institutional Treasury Money Market Fund-Premier Class, 0.00% (e)	3,983,204

	U.S. Government — 27.0%
161,770,000	U.S. Treasury Bill, 0.02%, due 12/11/14 (f)	161,769,029
540,000,000	U.S. Treasury Bill, 0.01%, due 01/08/15 (f)	539,992,980
140,000,000	U.S. Treasury Bill, 0.01%, due 02/05/15 (b) (f)	139,996,220
389,872,000	U.S. Treasury Bill, 0.02%, due 03/05/15 (f)	389,851,727
126,273,000	U.S. Treasury Bill, 0.05%, due 04/02/15 (f)	126,253,680
152,800,000	U.S. Treasury Bill, 0.06%, due 04/30/15 (f)	152,765,009
451,200,000	U.S. Treasury Bill, 0.02%, due 12/04/14 (b) (f)	451,199,098
27,000,000	U.S. Treasury Bill, 0.02%, due 12/18/14 (f)	26,999,703
592,311,000	U.S. Treasury Bill, 0.04%, due 12/26/14 (f )	592,293,231
70,130,000	U.S. Treasury Bill, 0.02%, due 01/15/15 (f)	70,128,667
130,000,000	U.S. Treasury Bill, 0.01%, due 02/26/15 (f)	129,995,320
250,000,000	U.S. Treasury Bill, 0.03%, due 03/19/15 (f)	249,977,500
746,170,000	U.S. Treasury Bill, 0.05%, due 04/09/15 (f)	746,043,151
110,414,000	U.S. Treasury Bill, 0.05%, due 04/16/15 (f)	110,393,132
190,800,000	U.S. Treasury Bill, 0.06%, due 04/23/15 (f)	190,754,590
20,000,000	U.S. Treasury Bill, 0.07%, due 05/07/15 (f)	19,994,340

	Total U.S. Government	4,098,407,377

	TOTAL SHORT-TERM INVESTMENTS (COST $4,102,422,644)	4,102,390,581

	TOTAL INVESTMENTS — 99.2% (Cost $14,782,412,023)	15,058,828,745

	SECURITIES SOLD SHORT — (5.1)%

	COMMON STOCKS — (5.1)%
	Italy — (0.1)%
(494,946)	GTECH SpA	(11,352,817)

	United States — (5.0)%
(110,146)	Actavis Plc *	(29,806,610)
(4,336,742)	Applied Materials, Inc.	(104,298,645)

Shares	Description	Value ($)
	United States — continued
(2,534,143)	AT&T, Inc.	(89,657,979)
(842,724)	Comcast Corp. – Class A	(47,875,150)
(1,246,044)	Comcast Corp. – Class A	(71,074,350)
(134,097)	Endo International Plc *	(9,811,877)
(855,564)	Halliburton Co.	(36,104,801)
(672,363)	M&T Bank Corp.	(84,731,185)
(3,468,802)	Medtronic, Inc.	(256,240,404)
(362,475)	Reynolds American, Inc.	(23,890,727)

	Total United States	(753,491,728)

	TOTAL COMMON STOCKS (PROCEEDS $709,484,435)	(764,844,545)

	TOTAL SECURITIES SOLD SHORT (PROCEEDS $709,484,435)	(764,844,545)

	Other Assets and Liabilities (net) — 5.9%	893,200,520

	TOTAL NET ASSETS — 100.0%	$15,187,184,720

A summary of outstanding financial instruments at November 30, 2014 is as follows:

Forward Currency Contracts

Settlement Date	Counter- party	Currency Sold		Currency Purchased		Net Unrealized Appreciation (Depreciation)
12/15/2014	MSCI	CAD	40,675,500	USD	36,463,061	$915,866
12/22/2014	BCLY	EUR	155,423,589	USD	196,488,304	3,074,748
12/22/2014	BOA	EUR	155,650,303	USD	196,833,070	3,137,385
12/22/2014	DB	EUR	663,487,733	USD	830,161,299	4,498,203
12/22/2014	GS	EUR	144,547,733	USD	182,929,493	3,050,163
12/22/2014	JPM	EUR	27,500,000	USD	34,378,836	157,050
01/23/2015	DB	GBP	52,900,000	USD	83,487,626	779,374
12/19/2014	BCLY	JPY	14,153,460,395	USD	130,914,796	11,611,220
12/19/2014	BOA	JPY	22,221,090,592	USD	205,064,051	17,756,107
12/19/2014	DB	JPY	14,153,460,395	USD	130,953,557	11,649,981
12/19/2014	GS	JPY	32,436,524,893	USD	291,655,188	18,238,420
02/06/2015	BCLY	KRW	332,910,300,000	USD	301,797,977	2,160,301
01/09/2015	DB	SEK	147,600,000	USD	19,984,294	184,416
01/09/2015	GS	SEK	806,474,637	USD	109,639,489	1,454,532
12/15/2014	MSCI	USD	35,988,342	CAD	40,675,500	(441,147)
12/19/2014	DB	USD	791,344,345	JPY	90,923,500,000	(24,924,094)
12/19/2014	GS	USD	80,223,510	JPY	9,472,500,000	(377,093)
12/22/2014	DB	USD	56,340,896	EUR	45,200,000	(92,724)
12/22/2014	GS	USD	128,261,280	EUR	102,750,000	(396,243)
02/06/2015	BCLY	USD	221,537,107	INR	13,768,400,000	(2,703,267)
02/06/2015	BCLY	USD	355,928	KRW	384,900,000	(9,496)

						$49,723,702

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2014 (Unaudited)

Written Options

Principal Amount		Expiration Date	Description	Premiums	Market Value
Call	182,995,320	02/03/2015	EUR Call/USD Put, Strike 1.28 (OTC) (CP-DB)	$1,201,152	$(858,888)
Call	64,900,000	02/25/2015	EUR Call/USD Put, Strike 1.28 (OTC) (CP-GS)	478,621	(394,408)
Call	129,466,357	11/03/2017	EUR Call/USD Put, Strike 1.29 (OTC) (CP-GS)	9,317,648	(9,161,791)
Call	43,300,000	11/28/2017	EUR Call/USD Put, Strike 1.29 (OTC) (CP-DB)	3,215,459	(3,142,929)

				$14,212,880	$(13,558,016)

Swap Contracts

Forward Starting Cross-Currency Basis Swaps

Notional Amount		Starting Date	Expiration Date	Counterparty	Fund Pays	Fund Receives	Net Unrealized Appreciation/ (Depreciation)
7,875,000,000	JPY	11/28/2016	11/28/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	$43,492
7,875,000,000	JPY	11/29/2016	11/29/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	43,739
7,875,000,000	JPY	11/30/2016	11/30/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	43,952
7,875,000,000	JPY	12/1/2016	12/1/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	44,260
7,875,000,000	JPY	12/2/2016	12/2/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	43,966
7,875,000,000	JPY	12/5/2016	12/5/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	31,039
7,875,000,000	JPY	12/6/2016	12/6/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	31,125
7,875,000,000	JPY	12/7/2016	12/7/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	31,211
7,875,000,000	JPY	12/8/2016	12/8/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	31,201
7,875,000,000	JPY	12/9/2016	12/9/2018	GS	3 Month JPY LIBOR	3 Month USD LIBOR	34,197

							$378,182

						Premiums to (Pay) Receive	$—

Interest Rate Swaps

Notional Amount		Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
435,900,000	AUD	11/11/2024	BCI (g)	Receive	4.33%	6 Month AUD BBSW	$4,664,503
95,100,000	AUD	11/6/2024	BCI (g)	Receive	4.35%	6 Month AUD BBSW	1,064,113
261,500,000	AUD	11/7/2024	BCI (g)	Receive	4.31%	6 Month AUD BBSW	2,608,644
217,000,000	AUD	11/13/2024	BCI (g)	Receive	4.31%	6 Month AUD BBSW	2,121,282
473,000,000	GBP	7/16/2024	BCI (g)	(Pay)	3.45%	6 Month GBP LIBOR	(31,920,430)
176,408,000	GBP	11/26/2024	BCI (g)	(Pay)	2.63%	6 Month GBP LIBOR	(1,202,275)
32,010,000,000	JPY	10/3/2024	BCI (g)	(Pay)	0.66%	6 Month JPY LIBOR	(2,074,864)
147,789,000,000	JPY	10/6/2024	CSS (g)	(Pay)	0.66%	6 Month JPY LIBOR	(9,771,768)
30,169,000,000	JPY	10/7/2024	CSS (g)	(Pay)	0.65%	6 Month JPY LIBOR	(1,882,698)
32,114,000,000	JPY	10/9/2024	CSS (g)	(Pay)	0.65%	6 Month JPY LIBOR	(1,971,301)
10,950,000,000	JPY	11/7/2024	CSS (g)	(Pay)	0.60%	6 Month JPY LIBOR	(213,542)
2,410,000,000	JPY	11/13/2024	CSS (g)	(Pay)	0.65%	6 Month JPY LIBOR	(141,763)
11,921,100,000	JPY	11/25/2024	BCI (g)	(Pay)	0.62%	6 Month JPY LIBOR	(342,532)
2,881,900,000	JPY	11/27/2024	CSS (g)	(Pay)	0.61%	6 Month JPY LIBOR	(59,321)
516,900,000	MXN	10/9/2024	BCI (g)	Receive	6.10%	TIIE	755,624

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2014 (Unaudited)

Notional Amount		Expiration Date	Counterparty	Receive (Pay)#	Fixed Rate	Variable Rate	Net Unrealized Appreciation/ (Depreciation)
1,305,700,000	MXN	10/11/2024	BCI (g)	Receive	6.18%	TIIE	$2,554,169
1,039,700,000	MXN	10/16/2024	BCI (g)	Receive	6.03%	TIIE	1,092,838
519,800,000	MXN	10/17/2024	BCI (g)	Receive	6.05%	TIIE	606,452
521,200,000	MXN	10/18/2024	BCI (g)	Receive	6.08%	TIIE	699,194
1,094,200,000	MXN	10/18/2024	BCI (g)	Receive	6.12%	TIIE	1,726,615
261,000,000	MXN	10/24/2024	BCI (g)	Receive	6.17%	TIIE	485,902
1,043,900,000	MXN	10/25/2024	BCI (g)	Receive	6.19%	TIIE	2,064,438
785,300,000	MXN	10/28/2024	BCI (g)	Receive	6.13%	TIIE	1,271,591
251,100,000	MXN	10/30/2024	BCI (g)	Receive	6.19%	TIIE	518,759
748,100,000	SEK	6/1/2016	BCI (g)	(Pay)	0.28%	3 Month SEK STIBOR	(2,804)
415,000,000	SEK	8/5/2016	BCI (g)	Receive	0.63%	3 Month SEK STIBOR	317,608
940,000,000	SEK	8/6/2016	BCI (g)	Receive	0.62%	3 Month SEK STIBOR	716,557
1,109,000,000	SEK	8/7/2016	BCI (g)	Receive	0.63%	3 Month SEK STIBOR	855,642
469,000,000	SEK	8/11/2016	BCI (g)	Receive	0.62%	3 Month SEK STIBOR	354,362
257,000,000	SEK	8/13/2016	BCI (g)	Receive	0.63%	3 Month SEK STIBOR	204,952
710,000,000	SEK	8/13/2016	BCI (g)	Receive	0.63%	3 Month SEK STIBOR	558,146
796,000,000	SEK	8/15/2016	BCI (g)	Receive	0.63%	3 Month SEK STIBOR	615,224
1,354,000,000	SEK	8/18/2016	BCI (g)	Receive	0.62%	3 Month SEK STIBOR	1,042,884
796,000,000	SEK	8/19/2016	BCI (g)	Receive	0.62%	3 Month SEK STIBOR	612,397
1,255,000,000	SEK	8/20/2016	BCI (g)	Receive	0.63%	3 Month SEK STIBOR	975,032
1,000,000,000	SEK	8/21/2016	BCI (g)	Receive	0.61%	3 Month SEK STIBOR	743,421
538,700,000	SEK	12/1/2016	BCI (g)	(Pay)	0.31%	3 Month SEK STIBOR	1,376
3,386,800,000	USD	9/28/2020	CSS (g)	Receive	3.20%	3 Month USD LIBOR	28,716,054
1,070,100,000	USD	12/17/2021	CSS (g)	Receive	3.11%	3 Month USD LIBOR	7,120,141
578,700,000	USD	12/17/2021	CSS (g)	Receive	3.07%	3 Month USD LIBOR	3,348,057
28,000,000	USD	7/24/2049	CSS (g)	(Pay)	3.66%	3 Month USD LIBOR	(2,193,801)
35,000,000	USD	7/24/2049	CSS (g)	(Pay)	3.67%	3 Month USD LIBOR	(2,790,778)
35,000,000	USD	7/29/2049	CSS (g)	(Pay)	3.65%	3 Month USD LIBOR	(2,667,601)
36,000,000	USD	7/29/2049	CSS (g)	(Pay)	3.66%	3 Month USD LIBOR	(2,810,360)
35,000,000	USD	7/29/2049	CSS (g)	(Pay)	3.72%	3 Month USD LIBOR	(3,120,459)
36,000,000	USD	7/30/2049	CSS (g)	(Pay)	3.62%	3 Month USD LIBOR	(2,583,616)
43,000,000	USD	8/5/2049	CSS (g)	(Pay)	3.73%	3 Month USD LIBOR	(3,934,859)
99,600,000	USD	9/12/2049	CSS (g)	(Pay)	3.66%	3 Month USD LIBOR	(7,734,782)

							$(9,003,577)

						Premiums to (Pay) Receive	$3,838,440

#	Receive - Fund receives fixed rate and pays variable rate.
(Pay) - Fund pays fixed rate and receives variable rate.

As of November 30, 2014, for the above contracts and/or agreements, the Fund had sufficient cash and/or securities to cover commitments or collateral requirements, if any, of the relevant broker or exchange.

Notes to Schedule of Investments:

144A - Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional investors.

ADR - American Depositary Receipt

BBSW - Bank Bill Swap Reference Rate

CDO - Collateralized Debt Obligation

CP - Counterparty

GMO Implementation Fund

(A Series of GMO Trust)

Schedule of Investments — (Continued)

November 30, 2014 (Unaudited)

Foreign Registered - Shares issued to foreign investors in markets that have foreign ownership limits.

GBP LIBOR - London Interbank Offered Rate denominated in British Pounds.

GDR - Global Depository Receipt

JPY LIBOR - London Interbank Offered Rate denominated in Japanese Yen.

LIBOR - London Interbank Offered Rate

OJSC - Open Joint-Stock Company

OTC - Over-the-Counter

REIT - Real Estate Investment Trust

SEK STIBOR - Stockholm Interbank Offered Rate denominated in Swedish Krona.

TIIE - Tasa de Interes Interbacaria de Equilibrio - 28 - Day Interbank Equilibrium Interest Rate - Mexico

USD LIBOR - London Interbank Offered Rate denominated in United States Dollars.

*	Non-income producing security.

(a)	Security valued at the local price and adjusted by applying a premium or discount since holding exceeds foreign ownership limits.

(b)	All or a portion of this security has been pledged to cover margin requirements on futures and/or cleared swap contracts, collateral on securities sold short, OTC swap contracts, forward currency contracts, and/or written options, if any.

(c)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of GMO Trust.

(d)	Indexed security in which price and/or coupon is linked to the price of a specific instrument or financial statistic.

(e)	The rate disclosed is the 7 day net yield as of November 30, 2014. Note: Yield rounds to 0.00%.

(f)	The rate shown represents yield-to-maturity.

(g)	Interest rate swap was cleared through the CME Group.

Counterparty Abbreviations:

BCI - Barclays Capital Inc.

BCLY - Barclays Bank PLC

BOA - Bank of America, N.A.

CSS - Credit Suisse Securities (USA) LLC

DB - Deutsche Bank AG

GS - Goldman Sachs International

JPM - JPMorgan Chase Bank, N.A.

MSCI - Morgan Stanley & Co. International PLC

Currency Abbreviations:

AUD - Australian Dollar

CAD - Canadian Dollar

EUR - Euro

GBP - British Pound

INR - Indian Rupee

JPY - Japanese Yen

KRW - South Korean Won

MXN - Mexican Peso

SEK - Swedish Krona

USD - United States Dollar

As of November 30, 2014, the approximate cost for U.S. federal income tax purposes and the aggregate investment-level gross and net unrealized appreciation (depreciation) in the value of investments were as follows:

Aggregate Cost ($)	Gross Unrealized Appreciation ($)	Gross Unrealized (Depreciation) ($)	Net Unrealized Appreciation (Depreciation) ($)
14,830,855,554	668,843,555	(440,870,364)	227,973,191

Basis of presentation

The preparation of the Schedule of Investments in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires GMO to make estimates and assumptions that affect the reported amounts and disclosures in the Schedule of Investments during the reporting period. GMO believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Schedule of Investments may differ from the value the Fund ultimately realizes upon sale of those securities.

Portfolio valuation

Exchange-traded securities (other than exchange-traded options) for which market quotations are readily available are valued at (i) the last sale price or (ii) official closing price or (iii) most recent quoted price published by the exchange (if no reported last sale or official closing price) or (iv) the quoted price provided by a pricing source (in the event Grantham, Mayo, Van Otterloo & Co. LLC (“GMO”) deems the private market to be a more reliable indicator of market value than the exchange). Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions. Cleared derivatives are valued using the price quoted (which may be based on a model) by the relevant clearing house. If an updated quote for a cleared derivative is not available by the time that a Fund calculates its net asset value on any business day, then that derivative will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house. Unlisted securities (including fixed income securities) for which market quotations are readily available are generally valued at the most recent quoted price. Shares of open-end registered investment companies are valued at their most recent net asset value. If quotations are not readily available or circumstances make an existing valuation methodology or procedure unreliable, derivatives and other securities are valued at fair value as determined in good faith by the Trustees of GMO Trust (the “Trustees”) or persons acting at their direction pursuant to procedures approved by the Trustees. Because of the uncertainty inherent in pricing, and in particular fair value pricing, the value determined for a particular security may be materially different from the value realized upon its sale. See the table below for information about securities and derivatives, if any, that were fair valued using methods determined in good faith by or at the direction of the Trustees. The Fund classifies such securities as Level 3 (levels defined below). For the period ended November 30, 2014, the Fund did not reduce the value of any of its over-the-counter (“OTC”) derivatives contracts, if any, based on the creditworthiness of its counterparties. See “Derivative financial instruments” for a further discussion on valuation of derivatives.

The foregoing valuation methodologies are modified for equities that trade in non-U.S. securities markets that close prior to the close of the New York Stock Exchange (“NYSE”) due to time zone differences, including the value of equities that underlie futures, options and other derivatives (to the extent the market for those derivatives closes prior to the close of the NYSE). In those cases, the price will generally be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees that are intended to reflect estimated valuation changes through the NYSE close. The table below shows the percentage of the net assets of the Fund that were valued using fair value inputs obtained from that independent pricing service as of November 30, 2014. These securities listed on foreign exchanges (including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE)) are classified as Level 2 (levels defined below) in the table below.

Typically, the Fund values each fixed income security based on the most recent quoted price supplied by a single pricing source chosen by GMO. Although GMO normally does not evaluate pricing sources on a day-to-day basis, it does evaluate pricing sources on an ongoing basis and may change a pricing source at any time. GMO monitors erratic or unusual movements (including unusual inactivity) in the prices supplied for a security and has discretion to override a price supplied by a source (e.g., by taking a price supplied by another) when it believes that the price supplied is not reliable. Although alternative prices may be available for securities held by the Fund, those alternative sources are not typically part of the valuation process and do not necessarily confirm the security price used by the Fund. Therefore, the existence of those alternative sources does not necessarily provide greater certainty about the prices used by the Fund. See the table below for information about securities for which no alternative pricing source was available.

“Quoted price” typically means the bid price for securities held long and the ask price for securities sold short. If a market quotation for a security does not involve a bid or an ask, the “quoted price” may be the price provided by a market participant or other third party pricing source in accordance with the market practice for that security. If an updated quote for a security is not available by the time that the Fund calculates its net asset value on any business day, the Fund will generally use a quoted price from a prior day to value that security.

As discussed above, the Fund invests in securities and/or derivatives which may have been fair valued using methods determined in good faith by or at the direction of the Trustees, fair valued using inputs obtained from an independent pricing service or valued using prices for which no alternative pricing source was available. The table below presents securities and/or derivatives on a net basis, based on market values or unrealized appreciation/(depreciation), which will tend to understate the Fund’s exposure. The net aggregate direct exposure to these valuation methodologies (based on the Fund’s net assets) as of November 30, 2014 is as follows:

Securities and Derivatives

Fair valued using methods determined in good faith by or at the direction of the Trustees	Fair valued using inputs obtained from an independent pricing service (Net)	Single source; No alternative pricing source was available
< 1%	29%	< 1%

U.S. GAAP requires the Fund to disclose the fair value of its investments in a three-level hierarchy (Levels 1, 2, and 3). The valuation hierarchy is based upon the relative observability of inputs to the valuation of the Fund’s investments. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers into or out of an investment’s assigned level within the fair value hierarchy. In addition, in periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to the liquidity of investments, could cause a security to be reclassified between levels.

U.S. GAAP requires additional disclosures about fair value measurements for material Level 3 securities and derivatives, if any (determined by each category of asset or liability as compared to the Fund’s total net assets separately identified in the table below). At November 30, 2014, there were no direct material Level 3 classes of investments or derivatives with significant unobservable inputs subject to this additional disclosure.

The three levels are defined as follows:

Level 1 – Valuations based on quoted prices for identical securities in active markets.

The types of assets and liabilities categorized in Level 1 generally include actively traded domestic and certain foreign equity securities, certain U.S. government obligations, derivatives actively traded on a national securities exchange (such as some futures and options), and shares of open-end mutual funds (even if their investments are valued using Level 2 or Level 3 inputs).

Level 2 – Valuations determined using other significant direct or indirect observable inputs.

The types of assets and liabilities categorized in Level 2 generally include certain U.S. government agency securities, mortgage-backed securities, asset-backed securities, certain sovereign debt obligations, and corporate bonds valued using broker quotes; cleared derivatives and certain OTC derivatives such as swaps, options, swaptions, and forward currency contracts valued using industry standard models; certain restricted securities valued at the most recent available market or quoted price; certain securities that are valued at the local price and adjusted by applying a premium or discount when the holdings exceed foreign ownership limitations; and certain foreign equity securities that are adjusted based on inputs from an independent pricing service approved by the Trustees, including the value of equity securities that underlie futures, options and other derivatives (to the extent the market for such instruments closes prior to the close of the NYSE) to reflect estimated valuation changes through the NYSE close.

Level 3 – Valuations based primarily on inputs that are unobservable and significant.

The types of assets and liabilities categorized in Level 3 generally include, but are not limited to, securities whose trading has been suspended or that have been de-listed from their current primary trading exchange valued at the most recent available market or quoted price; securities in default or bankruptcy proceedings for which there is no current market quotation valued at the most recent available market or quoted price; third-party investment funds where valuations are provided by fund sponsors and which are adjusted for liquidity considerations as well as the timing of the receipt of information; certain equity securities valued based on the last traded exchange price adjusted for the movement in a securities relevant index; and certain securities that are valued using a price from a comparable security related to the same issuer.

The following is a summary of the respective levels assigned to the Fund’s direct securities and derivatives, if any, as of November 30, 2014:

Description	Level 1	Level 2	Level 3		Total
Asset Valuation Inputs
Common Stocks
Australia	$—	$5,850,827	$—		$5,850,827
Austria	—	11,806,146	—		11,806,146
Belgium	—	28,545,788	—		28,545,788
Brazil	8,661,227	75,969,753	—		84,630,980
Canada	34,334,240	—	—		34,334,240
Chile	1,946,480	1,600,999	—		3,547,479
China	—	21,547,466	—		21,547,466
Cyprus	—	578,126	—		578,126
Czech Republic	—	18,047,355	—		18,047,355
Denmark	—	24,623,482	—		24,623,482
Egypt	—	6,700,806	—		6,700,806
Finland	—	37,075,006	—		37,075,006
France	—	559,516,136	—		559,516,136
Germany	—	493,366,075	—		493,366,075
Hong Kong	—	5,075,826	—		5,075,826
Hungary	—	6,360,405	—		6,360,405
India	1,523,895	129,857,036	—		131,380,931
Indonesia	1,654,990	23,053,783	—		24,708,773
Ireland	—	10,657,309	—		10,657,309
Israel	26,803,377	3,008,038	—		29,811,415
Italy	—	178,670,968	—		178,670,968
Japan	—	614,884,189	—		614,884,189
Malaysia	—	511,791	—		511,791
Mexico	16,215,269	—	—		16,215,269
Netherlands	90,300	40,327,122	0	*	40,417,422
New Zealand	—	1,818,962	—		1,818,962
Norway	—	49,398,193	—		49,398,193
Peru	967,384	—	—		967,384
Philippines	—	752,850	—		752,850
Poland	—	38,265,274	—		38,265,274
Portugal	—	10,881,467	—		10,881,467
Qatar	—	28,721	—		28,721
Russia	356,942	344,937,055	—		345,293,997
Singapore	—	3,918,703	—		3,918,703
South Africa	69,256	24,053,691	243		24,123,190
South Korea	1,575,787	375,392,637	—		376,968,424
Spain	4,379,948	219,585,679	—		223,965,627
Sri Lanka	—	65,098	—		65,098
Sweden	—	57,927,689	—		57,927,689
Switzerland	—	49,473,921	—		49,473,921
Taiwan	9,600,137	156,115,619	—		165,715,756
Thailand	—	40,999,090	—		40,999,090
Turkey	179,331	95,325,268	—		95,504,599
United Arab Emirates	—	1,656,218	—		1,656,218
United Kingdom	—	421,706,259	—		421,706,259
United States	4,771,548,057	—	—		4,771,548,057

TOTAL COMMON STOCKS	4,879,906,620	4,189,936,826	243		9,069,843,689

Preferred Stocks
Brazil	30,908,223	67,308,980	—		98,217,203
Germany	—	89,363,502	—		89,363,502
Russia	—	44,500,588	—		44,500,588
South Korea	—	40,233,351	—		40,233,351

TOTAL PREFERRED STOCKS	30,908,223	241,406,421	—		272,314,644

Rights/Warrants
South Korea	—	—	12,512		12,512
Spain	3,197,366	—	—		3,197,366

TOTAL RIGHTS/WARRANTS	3,197,366	—	12,512		3,209,878

Investment Funds
Thailand	—	73,243	—		73,243

TOTAL INVESTMENT FUNDS	—	73,243	—		73,243

Debt Obligations
Canada	—	—	28,270,500		28,270,500
United States	—	1,425,602,306	22,532,320		1,448,134,626

TOTAL DEBT OBLIGATIONS	—	1,425,602,306	50,802,820		1,476,405,126

Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs (continued)
Options Purchased	$—	$134,591,584	$—	$134,591,584
Short-Term Investments	4,102,390,581	—	—	4,102,390,581

Total Investments	9,016,402,790	5,991,610,380	50,815,575	15,058,828,745

Derivatives**
Forward Currency Contracts
Foreign Currency Risk	—	78,667,766	—	78,667,766
Swap Contracts
Interest Rate Risk	—	68,794,159	—	68,794,159

Total	$9,016,402,790	$6,139,072,305	$50,815,575	$15,206,290,670

Liability Valuation Inputs
Common Stocks
Italy	—	(11,352,817)	—	(11,352,817)
United States	(753,491,728)	—	—	(753,491,728)

TOTAL COMMON STOCKS	(753,491,728)	(11,352,817)	—	(764,844,545)

Derivatives**
Forward Currency Contracts
Foreign Currency Risk	—	(28,944,064)	—	(28,944,064)
Written Options
Foreign Currency Risk	—	(13,558,016)	—	(13,558,016)
Swap Contracts
Interest Rate Risk	—	(77,419,554)	—	(77,419,554)

Total	$(753,491,728)	$(131,274,451)	$—	$(884,766,179)

The risks referenced in the tables above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Derivative financial instruments” sections below for a further discussion of risks.

*	Represents the interest in securities that were determined to have a value of zero at November 30, 2014.
**	The table above is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. The uncertainties surrounding the valuation inputs for a derivative are likely to be more significant to the Fund’s net asset value than the uncertainties surrounding inputs for a non-derivative security with the same market value.

Investments in other GMO Funds, (“underlying funds”), if any, held at period end are classified above as Level 1. For the summary of valuation inputs of the underlying funds, please refer to the underlying funds’ portfolio valuation notes.

For the period ended November 30, 2014, there were no material transfers between Level 1 and Level 2.

The following is a reconciliation of securities and derivatives, if any, in which significant unobservable inputs (Level 3) were used in determining value:

	Balances as of February 28, 2014	Purchases	Sales	Accrued Discounts/ Premiums	Total Realized Gain/ (Loss)	Change in Unrealized Appreciation (Depreciation)	Transfer into Level 3*		Transfer out of Level 3*	Balances as of November 30, 2014	Net Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of November 30, 2014
Common Stocks
South Africa	$—	$—	$—	$—	$—	$—	$243	**	$—	$243	$—
Rights and Warrants
South Korea	—	—	—	—	—	12,512	—		—	12,512	12,512
Debt Obligations
Asset-Backed Securities
United States	516,099	—	—	29,203	—	3,798	—		—	549,100	3,798
Bank Loans
United States	1,145,624	49,653,750	(1,157,717)	8,516	6,372	597,175	—		—	50,253,720	596,389

Total	$1,661,723	$49,653,750	$(1,157,717)	$37,719	$6,372	$613,485	$243		$—	$50,815,575	$612,699

*	The Fund accounts for securities and derivatives, if any, transferred into and out of Level 3 at the value at the end of the period.
**	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

The net aggregate direct and indirect exposure to investments in securities and/or derivatives using Level 3 inputs and presented on a net basis, which will tend to understate the Fund’s exposure (based on the Fund’s net assets) as of November 30, 2014 were as follows:

Level 3 securities and derivatives
< 1%

Foreign currency translation

The market values of foreign securities, currency holdings and related assets and liabilities are typically translated into U.S. dollars at the close of regular trading on the NYSE, generally at 4:00 pm Boston time. Income and expenses denominated in foreign currencies are typically translated into U.S. dollars at the close of regular trading on the NYSE. Fluctuations in the value of currency holdings and other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains or losses. Realized gains or losses and unrealized appreciation or depreciation on investment securities and income and expenses are translated on the respective dates of such transactions. The effects of changes in foreign currency exchange rates on investments in securities are not separated from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Loan assignments and participations

The Fund may invest in loans to corporate, governmental or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans. A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, (i) the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the party from whom the Fund has purchased the participation and only upon receipt by that party of payments from the borrower and (ii) the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement or to vote on matters arising under the loan agreement. Thus, the Fund may be subject to credit risk both of the party from whom it purchased the loan participation and the borrower and the Fund may have minimal control over the terms of any loan modification. When the Fund purchases assignments from lenders, it acquires direct rights against the borrower on the loan. Loan assignments and participations outstanding at the end of the period, if any, are listed in the Fund’s Schedule of Investments.

Repurchase agreements

The Fund may enter into repurchase agreements with banks and broker dealers. Under a repurchase agreement the Fund acquires a security for a relatively short period for cash and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date. The Fund, through its custodian, takes possession of securities it acquired under the repurchase agreement. The value of the securities acquired may be less than the amount owed to the Fund by the seller. If the seller in a repurchase agreement transaction defaults or enters into insolvency proceedings and/or the value of the securities subject to the repurchase agreement is insufficient, the Fund’s recovery of cash from the seller may be delayed and, even if the Fund is able to dispose of the securities, the Fund may incur a loss equal to the difference between the cash it paid and the value of the securities. Repurchase agreements outstanding at the end of the period, if any, are listed in the Fund’s Schedule of Investments.

Reverse repurchase agreements

The Fund may enter into reverse repurchase agreements with banks and brokers to enhance return. Under a reverse repurchase agreement the Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Fund can use the proceeds received from entering into a reverse repurchase agreement to make additional investments, which generally causes the Fund’s portfolio to behave as if it were leveraged. If the buyer in a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund may be unable to recover the securities it sold and as a result may realize a loss on the transaction if the securities it sold are worth more than the purchase price it originally received from the buyer. Reverse repurchase agreements outstanding at the end of the period, if any, are listed in the Fund’s Schedule of Investments

Inflation-indexed bonds

The Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is adjusted periodically according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out any inflation related accruals as part of a semiannual coupon.

The market price of inflation-indexed bonds normally changes when real interest rates change. Real interest rates, in turn, are tied to the relationship between nominal interest rates (i.e., stated interest rates) and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates (i.e. nominal interest rate minus inflation) might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will change in the same proportion as changes in nominal interest rates and short term increases in inflation may lead to a decline in their value. Coupon payments received by the Fund from inflation-indexed bonds are generally included in the Fund’s gross income for the period in which they accrue. In addition, any increase in the principal amount of an inflation-indexed bond are generally included in the Fund’s gross income, even though principal is not paid until maturity. Inflation-indexed bonds outstanding at the end of the period, if any, are listed in the Fund’s Schedule of Investments.

Short sales

The Fund may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair market value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability. A Fund is obligated to deliver securities at the trade price at the time the short position is closed. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested. Short sales outstanding at the end of the period, if any, are listed in the Fund’s Schedule of Investments.

Investment and other risks

Investing in mutual funds involves many risks. The risks of investing in the Fund depend on the types of investments in its portfolio and the investment strategies GMO employs on its behalf. This section does not describe every potential risk of investing in the Fund. The Fund could be subject to additional risks because of the types of investments it makes and market conditions, which may change over time.

An investment in the Fund is not a bank deposit and, therefore, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

• MARKET RISK. The Fund is subject to market risk, which is the risk that the market value of its holdings will decline. Market risks include:

Equities. The Fund runs the risk that the market prices of its equities will decline. The market prices of equities may decline for reasons that directly relate to the issuing company, such as poor performance by the company’s management or reduced demand for its goods or services. They also may decline due to factors that affect a particular industry, such as a decline in demand, labor or raw material shortages, or increased production costs. In addition, market prices may decline as a result of general market conditions not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Equities generally have significant price volatility, and the market prices of equities can decline in a rapid or unpredictable manner.

If the Fund purchases equities for less than their value as determined by GMO, the Fund runs the risk that the market prices of these equities will not appreciate or will decline for a variety of reasons, one of which may be GMO’s overestimation of those investments.

The market prices of equities trading at high multiples of current earnings often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples.

Fixed Income Investments. The Fund’s investments in fixed income securities (including bonds, notes, bills, synthetic debt instruments and asset-backed securities) are subject to various market risks. The market price of a fixed income investment can decline due to a number of market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market’s uncertainty about the value of a fixed income investment (or class of fixed income investments). In addition, the market price of fixed income investments with complex structures, such as asset-backed securities and sovereign and quasi-sovereign debt instruments, can decline due to market uncertainty about their credit quality and the reliability of their payment streams. Some fixed income securities also are subject to unscheduled prepayment, and the Fund may be unable to invest prepayments at as high a yield as was provided by the fixed income security. When interest rates rise, these securities also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease. During periods of economic uncertainty and change, the market price of the Fund’s investments in below investment grade securities (commonly referred to as “junk bonds”) may be particularly volatile. Often junk bonds are subject to greater sensitivity to interest rate and economic changes than higher rated bonds and can be more difficult to value, exposing the Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. See “Credit Risk” and “Illiquidity Risk” below for more information about these risks.

A risk of the Fund’s investments in fixed income securities is that an increase in prevailing interest rates will cause the market price of those securities to decline. The risk associated with increases in interest rates (also called “interest rate risk”) is generally greater when the Fund invests in fixed income securities with longer durations.

The extent to which a fixed income security’s price changes with changes in interest rates is referred to as interest rate duration, which can be measured mathematically or empirically. A longer-maturity investment generally has longer interest rate duration because the investment’s fixed rate is locked in for a longer period of time. Floating-rate or adjustable-rate securities, however, generally have shorter interest rate durations because their interest rates are not fixed but rather float up and down as interest rates change. Conversely, inverse floating-rate securities have durations that move in the opposite direction from short-term interest rates and thus tend to underperform fixed rate securities when interest rates rise but outperform them when interest rates decline. Fixed income securities paying no interest, such as zero coupon and principal-only securities, create additional interest rate risk.

The market price of inflation-indexed bonds (including Inflation-Protected Securities issued by the U.S. Treasury (“TIPS”)) typically will decline during periods of rising real interest rates (i.e., nominal interest rate minus inflation) and increase during periods of declining real interest rates. In some interest rate environments, such as when real interest rates are rising faster than nominal interest rates, the market price of inflation-indexed bonds may decline more than the price of non-inflation-indexed (or nominal) fixed income bonds with similar maturities. There can be no assurance, however, that the value of inflation indexed bonds will change in the same proportion as changes in nominal interest rates, and short term increases in inflation may lead to a decline in their value.

Generally, when interest rates on short term U.S. Treasury obligations equal or approach zero, if the Fund has invested a substantial portion of its assets in U.S. Treasury obligations, it will have a negative return unless GMO waives or reduces its management fees.

Market risk for fixed income securities denominated in foreign currencies is also affected by currency risk. See “Currency Risk” below.

Fixed income markets may, in response to governmental intervention, economic or market developments, or other factors, experience periods of high volatility and/or reduced liquidity. During those periods, a Fund could also experience high levels of shareholder redemptions, and may have to sell securities when it would otherwise not do so, including at unfavorable prices. Fixed income investments may be difficult to value during such periods. In recent periods, central banks and governmental financial regulators, including the U.S. Federal Reserve, have maintained historically low interest rates by purchasing bonds. Steps to curtail or “taper” such activities and other actions by central banks or regulators (such as intervention in foreign currency markets or currency controls) could have material adverse effect on the Funds.

• NON-U.S. INVESTMENT RISK. Because the Fund invests in non-U.S. securities, it is subject to additional and more varied risks than funds whose investments are limited to U.S. securities. Non-U.S. securities markets often include securities of only a limited number of companies in a limited number of industries. As a result, the market prices of many of the securities traded on those markets fluctuate more than those of U.S. securities. In addition, issuers of non-U.S. securities often are not subject to the same degree of regulation as U.S. issuers. The reporting, accounting, custody and auditing standards to which those issuers are subject differ, in some cases significantly, from U.S. standards. Transactions in non-U.S. securities generally involve higher commission rates, transfer taxes and custodial costs. In addition, some jurisdictions may limit the Fund’s ability to profit from short-term trading (as defined in the relevant jurisdiction).

The Fund and/or its shareholders may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends or interest it receives on non-U.S. investments, (ii) transactions in those investments and (iii) the repatriation of proceeds generated from the sale or other disposition of those investments. The Fund may seek to collect a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no economic benefit. The Fund’s decision to pursue a refund is in its sole discretion, and, particularly in light of the costs involved, it may decide not to pursue a refund, even if eligible. The outcome of the Fund’s pursuit of a refund is not predictable, and potential refunds generally are not reflected in the net asset value of the Fund.

Also, investing in non-U.S. securities exposes the Fund to the risk of nationalization, expropriation or confiscatory taxation of assets of their issuers, adverse changes in investment regulations, capital requirements or exchange controls (which may include suspension of the ability to transfer currency from a country), and adverse political and diplomatic developments, including the imposition of economic sanctions.

In some non-U.S. markets, custody arrangements for securities provide significantly less protection than custody arrangements in U.S. markets, and prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks it does not have in the United States with respect to brokers, custodians, clearing banks or other clearing agents, escrow agents, and issuers. Fluctuations in foreign currency exchange rates also will affect the market value of the Fund’s non-U.S. investments (see “Currency Risk” below).

U.S. investors are required to maintain a license to invest directly in many non-U.S. markets. These licenses are often subject to limitations, including maximum investment amounts. Once a license is obtained, the Fund’s ability to continue to invest directly is subject to the risk that the license will be terminated or suspended. If a license is terminated or suspended, to obtain exposure to the market the Fund will be required to purchase American Depositary Receipts, Global Depositary Receipts, shares of other funds that are licensed to invest directly, or derivative instruments. The receipt of a non-U.S. license by one of GMO’s clients may preclude other clients, including the Fund, from obtaining a similar license, and this could limit the Fund’s investment opportunities. In addition, the activities of another of GMO’s clients could cause the suspension or revocation of a license and thereby limit the Fund’s investment opportunities.

Because the Fund may invest a significant portion of its assets in securities of issuers tied economically to emerging countries (or investments related to emerging markets), it is subject to greater non-U.S. investment risk than funds investing primarily in more developed non-U.S. countries (or markets). The risks of investing in those securities include: greater fluctuations in currency exchange rates; increased risk of default (by both government and private issuers); greater social, economic, and political uncertainty and instability (including the risk of war or natural disaster); increased risk of nationalization, expropriation, or other confiscation of assets of issuers of securities in the Fund’s portfolio; greater governmental involvement in the economy; less governmental supervision and regulation of the securities markets and participants in those markets; controls on non-U.S. investment, capital controls and limitations on repatriation of invested capital, dividends, interest and other income and on the Fund’s ability to exchange local currencies for U.S. dollars; inability to purchase and sell investments or otherwise settle security or derivative transactions (i.e., a market freeze); unavailability of currency hedging techniques; differences in, or lack of, auditing and financial reporting standards and resulting unavailability of material information about issuers; slower clearance and settlement; difficulties in obtaining and/or enforcing legal judgments; and significantly smaller market capitalizations of issuers.

• MANAGEMENT AND OPERATIONAL RISK. The Fund is subject to management risk because it relies on GMO’s ability to achieve its investment objective. The Fund runs the risk that GMO’s investment techniques will fail to produce desired results and cause the Fund to incur significant losses. GMO also may fail to use derivatives effectively, choosing to hedge or not to hedge positions at disadvantageous times.

GMO uses quantitative analyses and models as part of its investment process. Any imperfections, errors or limitations in those analyses and models could affect the Fund’s performance. By necessity, these analyses and models make simplifying assumptions that limit their effectiveness. Models that appear to explain prior market data can fail to predict future market events. Further, the data used in models may be inaccurate or may not include the most recent information about a company or a security. The Fund also runs the risk that GMO’s assessment of an investment may be wrong. There can be no assurance that key GMO personnel will continue to be employed by GMO. The loss of their services could have an adverse impact on GMO’s ability to achieve the Fund’s investment objective.

The Fund also is subject to the risk of loss as a result of other services provided by GMO and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other services. Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors (both human and systematic) could prevent the Fund from benefiting from potential investment gains or avoiding losses. GMO is not contractually liable to the Fund for losses associated with operational risk absent its willful misfeasance, bad faith, gross negligence, or reckless disregard of its contractual obligations to provide services to the Fund. Other Fund service providers also have limitations on their liability to the Fund for losses resulting from their errors.

With the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, investment companies (such as the Funds) and their service providers (including GMO) may be prone to operational and information security risks resulting from cyber-attacks and/or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, GMO, a sub-adviser, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its net asset value, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. While GMO has established business continuity plans and systems designed to prevent cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

• DERIVATIVES RISK. The Fund may invest in derivatives, which are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices. Derivatives involve the risk that changes in their value may not move as expected relative to changes in the value of the assets, rates, or indices they are designed to track. Derivatives include futures contracts, forward contracts, foreign currency contracts, swap contracts, contracts for differences, options on securities and indices, options on futures contracts, options on swap contracts, interest rate caps, floors and collars, reverse repurchase agreements and other over-the-counter (“OTC”) contracts. Derivatives may relate to securities, commodities, currencies, currency exchange rates, interest rates, inflation rates, and indices.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets. In particular, the Fund’s use of OTC derivatives exposes it to the risk that the counterparties will be unable or unwilling to make timely settlement payments or otherwise honor their obligations. An OTC derivatives contract typically can be closed only with the consent of the other party to the contract. If the counterparty defaults, the Fund will still have contractual remedies but may not be able to enforce them. Because the contract for each OTC derivative is individually negotiated, the counterparty may interpret contractual terms (e.g., the definition of default) differently than the Fund, and if it does, the Fund may decide not to pursue its claims against the counterparty to avoid incurring the cost and unpredictability of legal proceedings. The Fund, therefore, may be unable to obtain payments GMO believes are owed to it under OTC derivatives contracts or those payments may be delayed or made only after the Fund has incurred the costs of litigation.

The Fund may invest in derivatives that (i) do not require the counterparty to post collateral (e.g., foreign currency forwards), (ii) require collateral but that do not provide for the Fund’s security interest in it to be perfected, (iii) require a significant upfront deposit by the Fund unrelated to the derivative’s intrinsic value, or (iv) do not require that collateral be regularly marked-to-market. When a counterparty’s obligations are not fully secured by collateral, the Fund runs the risk of having limited recourse if the counterparty defaults. Even when obligations are required by contract to be collateralized, the Fund will typically not receive the collateral for one or more days after the collateral is requested by the Fund.

The Fund may invest in derivatives with a limited number of counterparties, and events affecting the creditworthiness of any of those counterparties may have a pronounced effect on the Fund. Derivatives risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions. In addition, during those periods, the Fund may have a greater need for cash to provide collateral for large swings in its mark-to-market obligations under the derivatives in which it has invested.

Derivatives also present other risks described in this section, including market risk, illiquidity risk, currency risk, credit risk and counterparty risk. Many derivatives, in particular OTC derivatives, are complex and their valuation often requires modeling and judgment, which increases the risk of mispricing or improper valuation. The pricing models used may not produce valuations that are consistent with the values the Fund realizes when it closes or sells an OTC derivative. Valuation risk is more pronounced when the Fund enters into OTC derivatives with specialized terms because the value of those derivatives in some cases is determined only by reference to similar derivatives with more standardized terms. As a result, incorrect valuations may result in increased cash payments to counterparties, undercollateralization and/or errors in the calculation of the Fund’s net asset value.

The Fund’s use of derivatives may not be effective or have the desired results. Moreover, suitable derivatives will not be available in all circumstances. For example, the economic costs of taking some derivative positions may be prohibitive, and if a counterparty or its affiliate is deemed to be an affiliate of the Fund, the Fund will not be permitted to trade with that counterparty. In addition, GMO may decide not to use derivatives to hedge or otherwise reduce the Fund’s risk exposures, potentially resulting in losses for the Fund.

Swap contracts and other OTC derivatives are highly susceptible to illiquidity risk (see “Illiquidity Risk” above) and counterparty risk (see “Counterparty Risk” below), and are subject to documentation risks. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish and/or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. See “Leveraging Risk” below.

There is little case or other law interpreting the terms of most derivatives or characterizing their tax treatment. The Fund’s use of derivatives may be subject to special tax rules and could generate additional taxable income for shareholders.

Cleared Derivatives. The U.S. government recently enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. Because these requirements are new and evolving (and some of the rules are not yet final), its ultimate impact remains unclear.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Fund is not a member of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Fund holds cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Fund makes payments (including margin payments) to and receives payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements. For example, the Fund may be required to provide more margin for cleared derivatives positions than for bilateral derivatives positions. Also, in contrast to a bilateral derivatives position, following a period of notice to the Fund, a clearing member generally can require termination of an existing cleared derivatives position at any time or an increase in margin requirements above the margin that the clearing member required at the beginning of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of the Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose the Fund to greater credit risk to its clearing member, because (as described under “Counterparty Risk” below) margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, the Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Fund and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for the Fund, the Fund is still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and/or loss of hedging protection. In addition, the documentation governing the relationship between the Fund and clearing members is drafted by the clearing members and generally is less favorable to the Fund than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Fund in favor of the clearing member for losses the clearing member incurs as the Fund’s clearing member and typically does not provide the Fund any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Fund. For example, swap execution facilities typically charge fees, and if the Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, the Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If the Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), it is possible the Fund could not execute all components of the package on the swap execution facility. In that case, the Fund would need to trade certain components of the package on the swap execution facility and other components of the package in another manner, which could subject the Fund to the risk that certain of the components of the package would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

These and other new rules and regulations could, among other things, further restrict the Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. These rules and regulations are new and evolving, so their potential impact on the Fund and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Fund to new kinds of costs and risks.

Options. The Fund is permitted to write options. The market price of written options will be affected by many factors, including changes in the market price or dividend rates of underlying securities (or in the case of indices, the securities comprising such indices); changes in interest rates or exchange rates; changes in the actual or perceived volatility of the relevant stock market and underlying securities; and the time remaining before an option’s expiration. The market price of an option also may be adversely affected if the market for the option becomes less liquid. In addition, since an American-style option allows the holder to exercise its rights any time prior to the option’s expiration, the writer of an American-style option has no control over when it may be required to fulfill its obligations as a writer of the option. (This risk is not present when writing a European-style option because the holder may only exercise the option on its expiration date.) If the Fund writes a call option and does not hold the underlying security or instrument, the Fund’s potential loss is theoretically unlimited.

National securities exchanges generally have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Fund, GMO, and other funds advised by GMO may constitute such a group. These limits could restrict the Fund’s ability to purchase or write options on a particular security.

Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While the Fund has greater flexibility to tailor an OTC option, OTC options generally expose the Fund to greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded. Purchasing and writing put and call options are highly specialized activities and entail greater than ordinary market risks.

Special tax rules apply to the Fund’s transactions in options, which could increase the amount of taxes payable by shareholders. In particular, the Fund’s options transactions potentially could cause a substantial portion of the Fund’s income to consist of net short-term capital gains, which, when distributed, are taxable to shareholders as ordinary income.

Short Investment Exposure. The Fund may make short sales as part of its investment program in an attempt to increase its returns or for hedging purposes. The Fund may make short sales “against the box,” meaning the Fund may make short sales where it owns, or has the right to acquire at no added cost, securities or currencies identical to those sold short. Short sales expose the Fund to the risk that it will be required to acquire, convert, or exchange securities or currencies to replace the borrowed securities at a time when the securities or currencies sold short have appreciated in value, thus resulting in a loss to the Fund.

In addition, the Fund is permitted to engage in short sales of securities or currencies, including securities or currencies that it does not own. To do so, the Fund borrows a security (e.g., shares of an exchange-traded fund (“ETF”)) or currency from a broker and sells it to a third party. If the Fund engages in short sales of securities or currencies it does not own, it may have to pay a premium to borrow the securities or currencies and must pay to the lender any dividends or interest it receives on the securities or currencies while they are borrowed. In addition, purchasing securities or currencies to close out a short position can itself cause the price of the securities or currencies to rise further, thereby exacerbating any losses. The Fund also may create short investment exposure by taking a derivative position in which the value of the derivative moves in the opposite direction from the price of an underlying investment, pool of investments, index or currency. Short sales of securities or currencies the Fund does not own and “short” derivative positions involve forms of investment leverage, and the amount of the Fund’s potential loss is theoretically unlimited. The Fund is subject to increased leveraging risk and other investment risks described in this “Investment and other risks” section to the extent it sells short securities or currencies it does not own or takes “short” derivative positions.

• SMALLER COMPANY RISK. Companies with smaller market capitalizations, including small- and mid-cap companies, may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, may have inexperienced managers or depend on a few key employees. In addition, their securities often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more than the securities of companies with larger market capitalizations. Market risk and illiquidity risk are particularly pronounced for securities of these companies.

• ILLIQUIDITY RISK. Illiquidity risk is the risk that low trading volume, lack of a market maker, large position size or legal restrictions (including daily price fluctuation limits or “circuit breakers”) limits or prevents the Fund from selling particular securities or closing derivative positions at desirable prices. In addition to these risks, the Fund is exposed to illiquidity risk when it has an obligation to purchase particular securities (e.g., as a result of entering into reverse repurchase agreements, writing a put, or closing a short position). To the extent the Fund’s investments include asset-backed securities, distressed or defaulted instruments, emerging country debt securities, securities of companies with smaller market capitalizations, and emerging market securities, it is subject to increased illiquidity risk. These types of investments can be difficult to value, exposing the Fund to the risk that the price at which it sells them will be less than the value placed on them when they were held by the Fund. In addition, TIPS have exhibited periods of greatly reduced liquidity when disruptions in fixed income markets have occurred, such as the events surrounding the bankruptcy of Lehman Brothers in 2008. Less liquid securities are more susceptible than other securities to price declines when market prices decline generally.

• CURRENCY RISK. Currency risk is the risk that fluctuations in exchange rates will adversely affect the market value of the Fund’s investments. Currency risk includes the risk that the foreign currencies in which the Fund’s investments are traded, in which the Fund receives income, or in which the Fund has taken a position, will decline in value relative to the U.S. dollar. Currency risk also includes the risk that the currency to which the Fund has obtained exposure through hedging declines in value relative to the currency being hedged, in which event the Fund may realize a loss both on the hedging instrument and on the currency being hedged. Currency exchange rates can fluctuate significantly for many reasons. See “Market Disruption and Geopolitical Risk” below.

The Fund may use derivatives to take overweighted or underweighted currency positions relative to the currency exposure of its portfolio. If the exchange rates of the currencies involved do not move as expected, the Fund could lose money both on its holdings of a particular currency and on the derivative. See also “Non-U.S. Investment Risk” above.

Some currencies are illiquid (e.g., some emerging country currencies), and the Fund may not be able to convert them into U.S. dollars, in which case GMO may decide to purchase U.S. dollars in a parallel market with an unfavorable exchange rate. Exchange rates for many currencies (e.g., some emerging country currencies) are particularly affected by exchange control regulations.

Derivative transactions in foreign currencies (such as futures, forwards, options and swaps) may involve leveraging risk in addition to currency risk, as described below under “Leveraging Risk.” In addition, the obligations of counterparties in currency derivative transactions are often not secured by collateral, which increases counterparty risk (see “Counterparty Risk” below).

• CREDIT RISK. This is the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer’s, guarantor’s or obligor’s failure to meet its payment obligations or the downgrading of its credit rating. This risk is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

All fixed income securities are subject to credit risk. Financial strength and solvency of an issuer are the primary factors influencing credit risk. The risk varies depending upon whether the issuer is a corporation or U.S. or non-U.S. government (or sub-division or instrumentality), whether the particular security has a priority over other obligations of the issuer in payment of principal and interest and whether it has any collateral backing or credit enhancement. Credit risk may change over the life of a fixed income security. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. For example, issuers of many types of U.S. government securities (e.g., the Federal Home Loan Mortgage Corporation (“Freddie Mac”), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Banks), although chartered or sponsored by Congress, are not funded by Congressional appropriations and their fixed income securities, including mortgage-backed and other asset-backed securities, are neither guaranteed nor insured by the U.S. government. These securities are subject to more credit risk than U.S. government securities that are supported by the full faith and credit of the United States (e.g., U.S. Treasury bonds). Investments in sovereign debt involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. Investments in quasi-sovereign issuers are subject to the additional risk that the issuer may default independently of its sovereign. Sovereign debt risk is greater for fixed income securities issued or guaranteed by emerging countries.

In many cases, the credit risk of a fixed income security is reflected in its credit ratings, and if the Fund holds such a security, the Fund is subject to the risk that the investment’s rating will be downgraded.

U.S. government securities historically have presented minimal credit risk. However, recent events have led to a downgrade in the long-term U.S. credit rating by at least one major rating agency and have introduced greater uncertainty about the repayment by the United States of its obligations. A further credit rating downgrade or a U.S. credit default could decrease the value and increase the volatility of the Fund’s investments.

As described under “Market Risk Asset – Backed Securities” below, asset-backed securities may be backed by many types of assets and their payment of interest and repayment of principal largely depend on the cash flows generated by the assets backing them. The credit risk of a particular asset-backed security depends on many factors, as described under “Market Risk — Asset-Backed Securities” below.

The obligations of issuers also may be subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. The Fund also is exposed to credit risk on a reference security to the extent it writes protection under credit default swaps. See “Derivatives Risk” above for more information regarding risks associated with the use of credit default swaps.

The extent to which the market price of a fixed income security changes in response to a credit event depends on a number of factors and can be difficult to predict. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If the issuer of floating rate securities experiences an adverse credit event, or a change occurs in its perceived creditworthiness, the market price of its securities could decline much more than would be predicted by their effective duration.

Credit risk is particularly pronounced for below investment grade securities (commonly referred to as “junk bonds”). The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is below investment grade. Many asset-backed securities also are below investment grade. Below investment grade securities have speculative characteristics, often are less liquid than higher quality securities, present a greater risk of default and are more susceptible to real or perceived adverse industry conditions. Investments in distressed or defaulted instruments generally are considered speculative and may involve substantial risks not normally associated with investments in healthier companies, including adverse business, financial or economic conditions that can lead to defaulted payments and insolvency proceedings. In particular, distressed or defaulted obligations might be repaid, it at all, only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments, and the Fund may incur additional expenses to seek recovery. If GMO’s evaluation of the eventual recovery value of a distressed or defaulted instrument should prove incorrect, the Fund may lose a substantial portion or all of its investment or it may be required to accept cash or instruments with a value less than the Fund’s original investment. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer.

• MARKET RISK – Asset – Backed Securities. Investments in asset-backed securities not only are subject to all of the market risks described above for fixed income securities but to other market risks as well.

Funds investing in asset-backed securities are exposed to the risk of severe credit downgrades, illiquidity, and defaults to a greater extent than many other types of fixed income investments. These risks are particularly acute during periods of adverse market conditions, such as those that occurred in 2008. Asset-backed securities may be backed by many types of assets, including pools of residential and commercial mortgages, automobile loans, educational loans, home equity loans, and credit-card receivables. They also may be backed by pools of corporate or sovereign bonds, bank loans made to corporations, or a combination of these bonds and loans (commonly referred to as “collateralized debt obligations” or “collateralized loan obligations”) and by the fees earned by service providers.

As described under “Market Risk Fixed Income Investments” above, the market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a number of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment of interest on asset-backed securities and repayment of principal largely depend on the cash flow generated by the assets backing the securities, as well as the deal structure (e.g., the amount of underlying assets or other support available to produce the cash flows necessary to service interest and make principal payments), the quality of the underlying assets, the level of credit support and the credit quality of the credit-support provider, if any, and the reliability of various other service providers with access to the payment stream. A problem in any one of these areas can lead to a reduction in the payment stream GMO expected the Fund to receive at the time the Fund purchased the asset-backed security. Asset-backed securities involve risk of loss of principal if obligors of the underlying obligations default and the value of the defaulted obligations exceeds whatever credit support the securities may have. Asset-backed securities backed by sub-prime mortgage loans, in particular, may expose the Fund to significantly greater declines in value due to defaults because sub-prime mortgage loans are typically made to less creditworthy borrowers and thus have a higher risk of default than conventional mortgage loans. The obligations of issuers (and obligors of asset-backed securities) also are subject to bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. See “Credit Risk” below for more information about credit risk.

With the deterioration of worldwide economic and liquidity conditions that occurred and became acute in 2008, the markets for asset-backed securities became fractured, and uncertainty about the creditworthiness of those securities (and underlying assets) caused credit spreads (the difference between yields on asset-backed securities and U.S. Government securities) to widen dramatically. Concurrently, systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions reduced the ability of financial institutions to make markets in many fixed income securities. These events reduced liquidity and contributed to substantial declines in the market prices of asset-backed and other fixed income securities. These conditions may occur again. Also, government actions and proposals affecting the terms of underlying home and consumer loans, changes in demand for products (e.g., automobiles) financed by those loans, and the inability of borrowers to refinance existing loans (e.g., sub-prime mortgages) have had, and may continue to have, adverse valuation and liquidity effects on asset-backed securities.

The market price of an asset-backed security may depend on the servicing of its underlying assets and is, therefore, subject to risks associated with the negligence or defalcation of its servicer. In some circumstances, the mishandling of related documentation also may affect the rights of security holders in and to the underlying assets. The insolvency of an entity that generated the assets underlying an asset-backed security is likely to result in a decline in the market price of that security, as well as costs and delays. The obligations underlying asset-backed securities, in particular securities backed by pools of residential and commercial mortgages, also are subject to unscheduled prepayment, and the Fund may be unable to invest prepayments at as high a yield as was provided by the asset-backed security. When interest rates rise, these obligations also may be repaid more slowly than anticipated, and the market price of the Fund’s investment may decrease.

The risk of investing in asset-backed securities has increased since the deterioration in worldwide economic and liquidity conditions referred to above because performance of the various sectors in which the assets underlying asset-backed securities are concentrated (e.g., auto loans, student loans, sub-prime mortgages, and credit card receivables) has become more highly correlated. See “Focused Investment Risk” below for more information about risks of investing in correlated sectors. A single financial institution may serve as a trustee for many asset-backed securities. As a result, a disruption in that institution’s business may have a material impact on many investments.

In addition, the existence of insurance on an asset-backed security does not guarantee that the principal and/or interest will be paid because the insurer could default on its obligations. In recent years, a significant number of asset-backed security issuers have defaulted on their obligations.

• COUNTERPARTY RISK. To the extent the Fund enters into contracts with counterparties, such as repurchase or reverse repurchase agreements or OTC derivatives contracts, or lends its securities, it runs the risk that the counterparty will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. If a counterparty fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or otherwise hold investments it would prefer to sell, resulting in losses for the Fund. The Fund is not subject to any limits on its exposure to any one counterparty nor to a requirement that counterparties maintain a specific rating by a nationally recognized rating organization to be considered for potential transactions. To the extent that GMO’s view with respect to a particular counterparty changes (whether due to external events or otherwise), existing transactions may not be terminated or modified. Additionally, new transactions may be entered into with a counterparty that is no longer considered eligible if the transaction is primarily designed to reduce the overall risk of potential exposure to that counterparty (for example, re-establishing the transaction with a lesser notional amount). Counterparty risk is pronounced during unusually adverse market conditions and is particularly acute in environments (like those of 2008) in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers and subsequent market disruptions.

Participants in OTC derivatives markets typically are not subject to the same level of credit evaluation and regulatory oversight as are members of exchange-based markets, and, therefore, OTC derivatives generally expose the Fund to greater counterparty risk than exchange-traded derivatives. The Fund is subject to the risk that a counterparty will not settle a derivative in accordance with its terms because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem. If a counterparty’s obligation to the Fund is not collateralized, then the Fund is essentially an unsecured creditor of the counterparty. If a counterparty defaults, the Fund will still have contractual remedies (whether or not the obligation is collateralized), but the Fund may be unable to enforce them, thus causing the Fund to suffer a loss. Counterparty risk is greater for derivatives with longer maturities because of the longer time that events may occur that prevent settlement. Counterparty risk also is greater when the Fund has concentrated its derivatives with a single or small group of counterparties as it sometimes does as a result of its use of swaps and other OTC derivatives. Significant exposure to a single counterparty increases the Fund’s counterparty risk. To the extent the Fund uses swap contracts, it is subject, in particular, to the creditworthiness of the counterparties because some types of swap contracts have durations longer than six months (and, in some cases, decades). The creditworthiness of a counterparty may be adversely affected by greater than average volatility in the markets, even if the counterparty’s net market exposure is small relative to its capital. Counterparty risk still exists even if a counterparty’s obligations are secured by collateral because the Fund’s interest in the collateral may not be perfected or additional collateral may not be promptly posted as required.

The Fund also is subject to counterparty risk because it executes its securities transactions through brokers and dealers. If a broker or dealer fails to meet its contractual obligations, goes bankrupt, or otherwise experiences a business interruption, the Fund could miss investment opportunities or be unable to dispose of investments it would prefer to sell, resulting in losses for the Fund.

Counterparty risk with respect to derivatives has been and may continue to be affected by new rules and regulations affecting the derivatives market. As described under “Derivatives Risk” above, some derivatives transactions are required to be centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds its cleared position, rather than the credit risk of its original counterparty to the derivatives transaction. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses, and it is not clear how an insolvency proceeding of a clearing house would be conducted and what impact an insolvency of a clearing house would have on the financial system. A clearing member is obligated by contract and by applicable regulation to segregate all funds received from customers with respect to cleared derivatives positions from the clearing member’s proprietary assets. However, all funds and other property received by a clearing member from its customers with respect to cleared derivatives are generally held by the clearing member on a commingled basis in an omnibus account, and the clearing member may invest those funds in instruments permitted under the applicable regulations. Therefore, the Fund might not be fully protected in the event of the bankruptcy of the Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held in the omnibus account for the relevant account class. Also, the clearing member is required to transfer to the clearing house the amount of margin required by the clearing house for cleared derivatives, which amounts are generally held in an omnibus account at the clearing house for all customers of the clearing member. Regulations promulgated by the Commodity Futures Trading Commission require that the clearing member notify the clearing house of the initial margin provided by the clearing member to the clearing house that is attributable to each customer. However, if the clearing member does not accurately report the Fund’s initial margin, the Fund is subject to the risk that a clearing house will use the Fund’s assets held in an omnibus account at the clearing house to satisfy payment obligations of a defaulting customer of the clearing member to the clearing house. In addition, clearing members generally provide the clearing house the net amount of variation margin required for cleared swaps for all of its customers in the aggregate, rather than individually for each customer. The Fund is therefore subject to the risk that a clearing house will not make variation margin payments owed to the Fund if another customer of the clearing member has suffered a loss and is in default, and the risk that the Fund will be required to provide additional variation margin to the clearing house before the clearing house will move the Fund’s cleared derivatives transactions to another clearing member. In addition, if a clearing member does not comply with the applicable regulations or its agreement with the Fund, or in the event of fraud or misappropriation of customer assets by a clearing member, the Fund could have only an unsecured creditor claim in an insolvency of the clearing member with respect to the margin held by the clearing member.

• LEVERAGING RISK. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage (i.e., the Fund’s investment exposures exceed its net asset value). Leverage increases the Fund’s losses when the value of its investments (including derivatives) declines. Because many derivatives have a leverage component (i.e., a notional value in excess of the assets needed to establish or maintain the derivative position), adverse changes in the value or level of the underlying asset, rate or index may result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Some derivatives have the potential for unlimited loss, regardless of the size of the initial investment. The Fund’s portfolio also will be leveraged if it borrows money to meet redemption requests or settle investment transactions or if it exercises its right to delay payment on a redemption.

The Fund may manage some of its derivative positions by offsetting derivative positions against one another or against other assets. To the extent offsetting positions do not behave in relation to one another as expected, the Fund may perform as if it were leveraged.

• MARKET DISRUPTION AND GEOPOLITICAL RISK. The Fund is subject to the risk that geopolitical and other events will disrupt securities markets, adversely affect global economies and markets and thereby decrease the value of the Fund’s investments. Terrorism in the United States and around the world has increased geopolitical risk. The terrorist attacks on September 11, 2001 resulted in the closure of some U.S. securities markets for four days, and similar attacks are possible in the future. Securities markets may be susceptible to market manipulation (e.g., the potential manipulation of the London Interbank Offered Rate (LIBOR)) or other fraudulent trade practices, which could disrupt the orderly functioning of these markets or reduce the value of investments traded in these markets, including investments of the Fund. While the U.S. government has honored its credit obligations continuously for the last 200 years, a default by the U.S. government or a downgrade of its credit rating would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Fund’s investments. Similarly, political events within the United States at times have resulted, and may in the future result, in a shutdown of government services, which could negatively affect the U.S. economy, decrease the value of many Fund investments, and increase uncertainty in or impair the operation of the U.S. or other securities markets. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the continued existence of the European Union itself, have disrupted and may continue to disrupt markets in the United States and around the world. If one or more countries leave the European Union or the European Union dissolves, the world’s securities markets likely will be significantly disrupted. Substantial government interventions (e.g., currency controls) also could negatively affect the Fund. War, terrorism, economic uncertainty, and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. Likewise, natural and environmental disasters, such as the earthquake and tsunami in Japan in early 2011, and systemic market dislocations of the kind surrounding the insolvency of Lehman Brothers in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of the Fund’s investments. During such market disruptions, the Fund’s exposure to the risks described elsewhere in this “Investment and other risk” section will likely increase. Market disruptions, including sudden government interventions, can also prevent the Fund from implementing its investment programs for a period of time and achieving its investment objectives. For example, a market disruption may adversely affect the orderly functioning of the securities markets and may cause the Fund’s derivatives counterparties to discontinue offering derivatives on some underlying commodities, securities, reference rates or indices, or to offer them on a more limited basis. To the extent the Fund has focused its investments in the stock index of a particular region, adverse geopolitical and other events in that region could have a disproportionate impact on the Fund.

• MERGER ARBITRAGE RISK. The Fund may engage in merger arbitrage transactions, where it will purchase securities at prices below GMO’s anticipated value of the cash, securities or other consideration to be paid or exchanged for such securities upon successful completion of a proposed merger, exchange offer, tender offer, or other similar transaction. Such purchase price may be substantially in excess of the market price of the securities prior to the announcement of the merger, exchange offer, tender offer, or other similar transaction.

If the Fund purchases securities in anticipation of a proposed merger, exchange offer, tender offer, or other similar transaction, and that transaction later appears unlikely to be consummated or in fact is not consummated or is delayed, the market price of the security purchased by the Fund may decline sharply and result in losses to the Fund if such securities are sold, transferred or exchanged for securities or cash, the value of which is less than the purchase price. There is typically asymmetry in the risk/reward payout of merger arbitrage strategies — the losses that can occur in the event of deal break-ups can far exceed the gains to be had if deals close successfully. The consummation of mergers, exchange offers, tender offers, and similar transactions can be prevented or delayed by a variety of factors, including regulatory and antitrust restrictions, political motivations, industry weakness, stock specific events, failed financings, and general market declines.

Merger arbitrage strategies depend for success on the overall volume of merger activity, which has historically been cyclical in nature. During periods when merger activity is low, it may be difficult or impossible to identify opportunities for profit or to identify a sufficient number of such opportunities to provide diversification among potential merger transactions. Merger arbitrage strategies are also subject to the risk of overall market movements. To the extent that a general increase or decline in equity market values affects the securities involved in a merger arbitrage position differently, the position may be exposed to loss.

In conjunction with merger arbitrage transactions, the Fund may make short sales of securities in an effort to maximize risk-adjusted returns. For example, when the terms of a proposed acquisition call for an exchange of securities, the Fund may sell short the securities of the acquiring company in order to protect against a decline in the market value of those securities prior to the acquisition’s completion. The Fund also may employ a variety of hedging strategies to protect against market fluctuations or other risks, and may use derivatives otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers.

At any given time, the Fund can become improperly hedged, which can lead to inadvertent market-related losses. Also, the Fund may not be able to hedge against market fluctuations or other risks, and market movements can result in losses to the Fund even if the proposed transaction is consummated. In addition, the Fund may sell short securities expected to be issued in a merger or exchange offer in anticipation of the short position being covered by delivery of such security when issued. If the merger or exchange offer is not consummated, the Fund may be forced to cover its short position by acquiring, converting, or exchanging securities to replace the borrowed securities at a time when the securities sold short have appreciated in value, thus resulting in a loss.

• FOCUSED INVESTMENT RISK. Funds whose investments are focused in particular countries, regions, sectors, companies or industries that are subject to the same or similar risk factors or whose security prices have strong positive correlations (e.g., different industries within broad sectors, such as technology or financial services), or in securities from issuers that are subject to the same or similar risk factors, are subject to greater overall risk than funds whose investments are more diversified. To the extent the Fund invests in the securities of a limited number of issuers, it is particularly exposed to adverse developments affecting those issuers, and a decline in the market price of a particular security held by the Fund is likely to affect the Fund’s performance more than if the Fund invested in the securities of a larger number of issuers.

To the extent the Fund focuses its investments in a particular type of security or sector, or in securities of companies in a particular industry, it is vulnerable to events affecting those securities, sectors, or companies. Securities, sectors, or companies that share common characteristics are often subject to similar business risks and regulatory burdens, and often react similarly to specific economic, market, political or other developments.

Similarly, to the extent the Fund has a significant portion of its assets in investments tied economically to (or related to) a particular geographic region, country or particular market (e.g., emerging markets), it has more exposure to regional and country economic risks than funds making investments throughout the world. The political and economic prospects of one country or group of countries within the same geographic region may affect other countries in that region, and a recession, debt crisis or decline in currency valuation in one country can spread to other countries. Furthermore, companies in a particular geographic region or country are vulnerable to events affecting other companies in that region or country because they often share common characteristics, are exposed to similar business risks and regulatory burdens, and react similarly to specific economic, market, political or other developments. See also “Non-U.S. Investment Risk” above.

• LARGE SHAREHOLDER RISK. If a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor or another GMO Fund) or a group of shareholders with a common investment strategy (e.g. GMO asset allocation accounts), the Fund is subject to the risk that a redemption by those shareholders of all or a large portion of its Fund shares will adversely affect the Fund’s performance by forcing the Fund to sell portfolio securities to raise the cash needed to satisfy the redemption request. In addition, the Funds and other accounts over which GMO has investment discretion that invest in the Fund are not limited in how often they may purchase or sell Fund shares. Asset allocation decisions by GMO may result in substantial redemptions from (or investments in) the Fund. These transactions may adversely affect the Fund’s performance to the extent that the Fund is required to sell investments (or invest cash) when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or, by necessitating a sale of portfolio securities, have adverse tax consequences for shareholders. In addition, to the extent the Fund invests in other GMO Funds subject to large shareholder risk, it is indirectly subject to this risk.

• FUND OF FUNDS RISK AND RELATED CONSIDERATIONS. The Fund may invest in shares of underlying funds, including other GMO Funds, closed end funds money market funds, ETFs and other investment companies, and is exposed to the risk that the underlying Funds will not perform as expected.

Because the Fund bears the fees and expenses of the underlying Funds in which it invests (absent reimbursement of those expenses), the Fund will incur additional expenses when investing in underlying Funds. In addition, total Fund expenses will increase if the Fund makes a new or further investment in underlying Funds with higher fees or expenses than the average fees and expenses of the underlying Funds then in the Fund’s portfolio.

The Fund also is indirectly exposed to all of the risks of an investment in the underlying Funds.

Investments in ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track. In addition, ETFs often use derivatives to track the performance of the relevant index, and, therefore, investments in those ETFs are subject to the same derivatives risks discussed above.

• NON-DIVERSIFIED FUNDS. The Fund is a “non-diversified investment company” within the meaning of the Investment Company Act of 1940, as amended. This means that it is allowed to invest in the securities of relatively few issuers and/or foreign currencies. As a result, it may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on its performance, than if it was “diversified.”

Temporary Defensive Positions. Temporary defensive positions are positions that are inconsistent with the Fund’s principal investment strategies and that are taken in attempting to respond to adverse market, economic, political or other conditions. The Fund normally does not take temporary defensive positions. To the extent the Fund takes a temporary defensive position, or otherwise holds cash, cash equivalents, or high quality debt investments on a temporary basis, the Fund may not achieve its investment objective.

Derivative financial instruments

Derivatives are financial contracts whose value depends on, or is derived from, the value of underlying assets, reference rates, or indices, to increase, decrease or adjust elements of the investment exposures of the Fund’s portfolio. Derivatives may relate to securities, interest rates, currencies, currency exchange rates, inflation rates, commodities and indices, and include foreign currency contracts, swap contracts, reverse repurchase agreements, and other exchange-traded and OTC contracts.

The Fund may use derivatives to gain long investment exposure to securities or other assets. For example, the Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. The Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts and options) to gain exposure to a given currency.

The Fund may use derivatives in an attempt to reduce its investment exposures (which may result in a reduction below zero) or the investment exposures of GMO Benchmark-Free Allocation Fund (“BFAF”). The Fund also may use currency derivatives in an attempt to reduce (which may result in a reduction below zero) some aspect of the currency exposure in its or BFAF’s portfolio. For these purposes, the Fund may use an instrument denominated in a different currency that GMO believes is highly correlated with the relevant currency.

The Fund may use derivatives in an attempt to adjust elements of its or BFAF’s investment exposures to various securities, sectors, markets, indices and currencies without actually having to sell existing investments or make new direct investments. For example, if the Fund or BFAF holds a large proportion of stocks of companies in a particular sector and GMO believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of those stocks) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index). In adjusting investment exposures, the Fund also may use currency derivatives, seeking currency exposure that is different (in some cases, significantly different) from the currency exposure represented by its or BFAF’s portfolio. The Fund’s foreign currency exposure may differ significantly from the currency exposure represented by its investments.

The Fund may use derivatives to effect transactions intended as substitutes for securities lending.

The Fund is not limited in its use of derivatives or in the total notional value of its derivative positions. As a result of its derivative positions, the Fund may have gross investment exposures in excess of its net assets (i.e., the Fund may be leveraged) and therefore is subject to heightened risk of loss. The Fund’s performance can depend substantially, if not primarily, on the performance of assets or indices underlying its derivatives even though it does not own those assets or indices.

Certain derivatives transactions that may be used by the Fund, including certain interest rate swaps and certain credit default index swaps, are required to be transacted through a central clearing organization. The Fund holds cleared derivatives transactions, if any, through clearing members, who are members of derivatives clearing houses. Certain other derivatives, including futures and certain options, are transacted on exchanges. The Fund holds exchange-traded derivatives through clearing brokers that are typically members of the exchanges. In contrast to bilateral derivatives transactions, following a period of advance notice to the Fund, clearing brokers generally can require termination of existing cleared or exchange-traded derivatives transactions at any time and increases in margin above the margin that it required at the beginning of a transaction. Clearing houses and exchanges also have broad rights to increase margin requirements for existing transactions and to terminate transactions. Any such increase or termination could interfere with the ability of the Fund to pursue its investment strategy. Also, the Fund is subject to execution risk if it enters into a derivatives transaction that is required to be cleared (or that GMO expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. In that case, the transaction might have to be terminated, and the Fund could lose some or all of the benefit of any increase in the value of the transaction after the time of the transaction.

The use of derivatives involves risks that are in addition to, and potentially greater than, the risks associated with investing directly in securities and other more traditional assets. See “Investment and other risks” above for further information.

The Fund held derivatives during the period ended November 30, 2014. The following table shows how the Fund used these derivatives (marked with an X):

Type of Derivative and Objective for Use
Forward currency contracts
Adjust exposure to foreign currencies	X
To manage against anticipated currency exchange rate changes	X
Futures contracts
Adjust interest rate exposure	X
Maintain the diversity and liquidity of the portfolio	X
Options (Purchased)
Used option contracts as a substitute for direct equity investment	X
Adjust currency exchange rate risk	X
Adjust exposure to foreign currencies	X
Adjust interest rate exposure	X
Options (Written)
Used option contracts as substitute for direct equity investment	X
Adjust currency exchange rate risk	X
Adjust exposure to foreign currencies	X
Swap contracts
Adjust interest rate exposure	X
Rights and/or warrants
Received as a result of corporate actions	X

Forward currency contracts

The Fund may enter into forward currency contracts, including forward cross currency contracts. A forward currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date (or to pay or receive the amount of the change in relative values of the two currencies). The market price of a forward currency contract fluctuates with changes in forward currency exchange rates. The value of each of the Fund’s forward currency contracts is marked-to-market daily using rates supplied by a quotation service and changes in value are recorded by the Fund as unrealized gains or losses. Realized gains or losses on the contracts are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

These contracts involve market risk in excess of the unrealized gain or loss. Forward currency contracts expose the Fund to the market risk of unfavorable movements in currency values and the risk that the counterparty will be unable or unwilling to meet the terms of the contracts. Most forward currency contracts are not collateralized. Forward currency contracts outstanding at the end of the period, if any, are listed in the Fund’s Schedule of Investments.

Futures contracts

The Fund may purchase and sell futures contracts. A futures contract is a contract that obligates the holder to buy or sell an asset at a predetermined delivery price at a specified time in the future. Some futures contracts are net (cash) settled. Upon entering into a futures contract, the Fund is required to deposit cash, U.S. government and agency obligations or other liquid assets with the futures clearing broker in accordance with the initial margin requirements of the broker or exchange. Futures contracts are generally valued at the settlement price established at the close of business each day by the board of trade or exchange on which they are traded (and if the futures are traded outside the U.S. and the market for such futures is closed prior to the close of NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The value of each of the Fund’s futures contracts is marked-to-market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. The payable or receivable is settled on the following business day. Gains or losses are recognized but not accounted for as realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, thereby effectively preventing liquidation of unfavorable positions. Futures contracts expose the Fund to the risk that it may not be able to enter into a closing transaction due to an illiquid market. Futures contracts outstanding at the end of the period, if any, are listed in the Fund’s Schedule of Investments.

Options

The Fund may purchase call and put options. A call option gives the holder the right to buy an asset; a put option gives the holder the right to sell an asset. By purchasing options the Fund alters its exposure to the underlying asset by, in the case of a call option, entitling it to purchase the underlying asset at a set price from the writer of the option and, in the case of a put option, entitling it to sell the underlying asset at a set price to the writer of the option. The Fund pays a premium for a purchased option. That premium, if any, is disclosed in the Schedule of Investments and is subsequently reflected in the marked-to-market value of the option. The potential loss associated with purchasing put and call options is limited to the premium paid. Purchased option contracts outstanding at the end of the period, if any, are listed in the Fund’s Schedule of Investments.

The Fund may write (i.e., sell) call and put options on futures, swaps (“swaptions”), securities or currencies it owns or in which it may invest. Writing options alters the Fund’s exposure to the underlying asset by, in the case of a call option, obligating the Fund to sell the underlying asset at a set price to the option-holder and, in the case of a put option, obligating the Fund to purchase the underlying asset at a set price from the option-holder. In some cases (e.g., index options), settlement will be in cash, based on a formula price. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and is subsequently included in the marked-to-market value of the option. As a writer of an option, the Fund has no control over whether it will be required to sell (call) or purchase (put) the underlying asset and as a result bears the risk of an unfavorable change in the price of the asset underlying the option. In the event that the Fund writes call options without an offsetting exposure (e.g., call options on an asset that the Fund does not own), it bears an unlimited risk of loss if the price of the underlying asset increases during the term of the option. OTC options expose the Fund to the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. Written option contracts outstanding at the end of the period, if any, are listed in the Fund’s Schedule of Investments.

When an option contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction in the cost of investments purchased. Gains and losses from the expiration or closing of written option contracts are separately disclosed.

For the period ended November 30, 2014, investment activity in options contracts written by the Fund was as follows:

	Puts			Calls

	Principal Amount of Contracts	Number of Contracts	Premiums	Principal Amount of Contracts	Number of Contracts	Premiums
Outstanding, beginning of period	—	9,905	$11,507,469	—	—	$—
Options written	142,360,000	58,520	87,057,245	420,661,677	1,400	16,434,043
Options bought back	(142,360,000)	(36,280)	(58,342,261)	—	(1,400)	(2,221,163)
Options expired	—	(32,145)	(40,222,453)	—	—	—
Options exercised	—	—	—	—	—	—

Outstanding, end of period	—	—	$—	420,661,677	—	$14,212,880

Exchange-traded options are valued at the last sale price, provided that price is between the closing bid and ask prices. If the last sale price is not within this range, then they will be valued at the closing bid price for long positions and the closing ask price for short positions (and if the market of the underlying reference security closes or the official closing time of the underlying index occurs prior to the close of the NYSE due to time zone differences, the values will be adjusted, to the extent practicable and available, based on inputs from an independent pricing service approved by the Trustees to reflect estimated valuation changes through the NYSE close). The Fund values OTC options using inputs provided by primary pricing sources and industry models.

Swap contracts

The Fund may enter into various types of swap contracts, including, without limitation, swaps on securities and securities indices, interest rate swaps, total return swaps, credit default swaps, variance swaps, commodity swaps, inflation swaps and other types of available swaps. A swap contract is an agreement to exchange the return generated by one asset for the return generated by another asset. Some swap contracts are net settled. When entering into a swap contract and during the term of the transaction, the Fund and/or the swap counterparty may post or receive cash or securities as collateral.

Initial upfront payments received or made upon entering into a swap contract are included in the fair market value of the swap. The Fund does not amortize upfront payments. Net periodic payments made or received to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors) are recorded as realized gains or losses. A liquidation payment received or made at the termination of the swap contract is recorded as realized gain or loss.

Interest rate swap contracts involve an exchange by the parties of their respective commitments to pay or rights to receive interest (e.g., an exchange of floating rate interest payments for fixed rate interest payments with respect to the notional amount of principal). Basis swaps are interest rate swaps that involve the exchange of two floating interest rate payments and may involve the exchange of two different currencies.

Total return swap contracts involve a commitment by one party to pay interest to the other party in exchange for a payment to it from the other party based on the return of a reference asset (e.g., a security, basket of securities, or futures contract), both based on notional amounts. To the extent the return of the reference asset exceeds or falls short of the interest payments, one party is entitled to receive a payment from or obligated to make a payment to the other party.

In a credit default swap contract, one party makes payments to another party in exchange for the right to receive a specified return (or to put a security) if a credit event (e.g., default or similar event) occurs with respect to a reference entity or entities. A seller of credit default protection receives periodic payments in return for its obligation to pay the principal amount of a debt security (or other agreed-upon value) to the other party upon the occurrence of a credit event. If no credit event occurs, the seller has no payment obligations so long as there is no early termination.

For credit default swap contracts on asset-backed securities, a credit event may be triggered by various occurrences, which may include an issuer’s failure to pay interest or principal on a reference security, a breach of a material representation or covenant, an agreement by the holders of an asset-backed security to a maturity extension, or a write-down on the collateral underlying the security. For credit default swap contracts on corporate or sovereign issuers, a credit event may be triggered by such occurrences as the issuer’s bankruptcy, failure to pay interest or principal, repudiation/moratorium and/or restructuring.

Variance swap contracts involve an agreement by two parties to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price chosen is generally fixed at a level such that the fair value of the swap is zero. As a result, no money changes hands at the initiation of the contract. At the expiration date, the amount payable by one party to the other is the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. A receiver of the realized price variance would be entitled to receive a payment when the realized price variance of the underlying asset is greater than the strike price and would be obligated to make a payment when that variance is less than the strike price. A payer of the realized price variance would be obligated to make a payment when the realized price variance of the underlying asset is greater than the strike price and would be entitled to receive a payment when that variance is less than the strike price. This type of agreement is essentially a forward contract on the future realized price variance of the underlying asset.

Generally, the Fund prices its OTC swap contracts daily using industry standard models that may incorporate quotations from market makers or pricing vendors and record the change in value, if any, as unrealized gain or loss. Gains or losses are realized upon the termination of the swap contracts or reset dates, as appropriate. Cleared swap contracts are valued using the quote (which may be based on a model) published by the relevant clearing house. If an updated quote for a cleared swap contract is not available by the time that the Fund calculates its net asset value on any business day, then that swap contract will generally be valued using an industry standard model, which may differ from the model used by the relevant clearing house.

The values assigned to swap contracts may differ significantly from the values realized upon termination, and the differences could be material. Entering into swap contracts involves counterparty credit, legal, and documentation risk that is generally not reflected in the value assigned to the swap contract. Such risks include the possibility that the counterparty defaults on its obligations to perform or disagrees as to the meaning of contractual terms, that the Fund has amounts on deposit in excess of amounts owed by the Fund, or that any collateral the other party posts is insufficient or not timely received by the Fund. Credit risk is particularly acute in economic environments in which financial services firms are exposed to systemic risks of the type evidenced by the insolvency of Lehman Brothers in 2008 and subsequent market disruptions. Swap contracts outstanding at the end of the period, if any, are listed in the Fund’s Schedule of Investments.

Rights and warrants

The Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in the section entitled “Options” above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit the Fund’s ability to exercise the warrants or rights at such times and in such quantities as the Fund would otherwise wish. Rights and/or warrants outstanding at the end of the period, if any, are listed in the Fund’s Schedule of Investments.

As provided by U.S. GAAP, the table below is based on market values or unrealized appreciation/(depreciation) rather than the notional amounts of derivatives. Changes to market values of reference asset(s) will tend to have a greater impact on the Fund (with correspondingly greater risk) the greater the notional amount. For further information on notional amounts, see the Schedule of Investments.

The following is a summary of the valuations of derivative instruments categorized by risk exposure as of November 30, 2014:

	Credit Contracts	Equity Contracts	Foreign Currency Contracts	Interest Rate Contracts	Other Contracts	Total
Assets:
Investments, at value (rights and/or warrants)	$—	$3,209,878	$—	$—	$—	$3,209,878
Investments, at value (purchased options)	—	—	134,591,584	—	—	134,591,584
Unrealized Appreciation on Forward Currency Contracts	—	—	78,667,766	—	—	78,667,766
Unrealized Appreciation on Swap Contracts	—	—	—	68,794,159	—	68,794,159

Total	$—	$3,209,878	$213,259,350	$68,794,159	$—	$285,263,387

Liabilities:
Unrealized Depreciation on Forward Currency Contracts	$—	$—	$(28,944,064)	$—	$—	$(28,944,064)
Written Options, at value	—	—	(13,558,016)	—	—	(13,558,016)
Unrealized Depreciation on Swap Contracts	—	—	—	(77,419,554)	—	(77,419,554)

Total	$—	$—	$(42,502,080)	$(77,419,554)	$—	$(119,921,634)

The risks referenced in the table above are not intended to be inclusive of all risks. Please see the “Investment and other risks” and “Portfolio valuation” sections for a further discussion of risks.

The average derivative activity, based on absolute values (forward currency contracts, futures contracts and rights and/or warrants) notional amounts (swap contracts) or principal amounts (options) outstanding at each month-end, was as follows for the period ended November 30, 2014:

Forward Currency Contracts ($)	Futures Contracts ($)	Swap Contracts ($)	Options ($)	Rights and/or Warrants ($)
1,857,582,582	1,482,646,818	5,337,507,621	1,022,344,758	1,900,712

For additional information regarding the Fund, please see the Fund’s most recent annual or semiannual shareholder report filed on the Securities and Exchange Commission’s website, www.sec.gov, or visit GMO’s website at www.gmo.com.

Item 2. Controls and Procedures.

(a)	The registrant’s Principal Executive Officer and Principal Financial Officer have concluded as of a date within 90 days of the filing of this report, based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the registrant on Form N-Q is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b) (1)	Effective October 6, 2014, GMO’s investment teams (except the Systematic Global Macro Team) consolidated their trading activities into a central trading desk, and certain trade operation functions were combined to form the Trade Operations Group, which supports the central trading desk and ensures, the timely and accurate confirmation, affirmation, and settlement of transactions.

(b) (2)	Except as described in the prior paragraph, there were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s last fiscal quarter that has materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications by the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto as EX- 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GMO Trust

By (Signature and Title):	/s/ J.B. Kittredge
J.B. Kittredge, Chief Executive Officer

Date: January 29, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):	/s/ J.B. Kittredge
J.B. Kittredge, Principal Executive Officer

Date: January 29, 2015

By (Signature and Title):	/s/ Sheppard N. Burnett
Sheppard N. Burnett, Principal Financial Officer

Date: January 29, 2015